UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2017

Item 1.

Reports to Stockholders

Strategic Advisers® International II Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® International II Fund	11.11%	5.97%	1.27%

 A From March 8, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International II Fund on March 8, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,348	Strategic Advisers® International II Fund
$11,292	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 11.11%, well behind the 15.98% advance of the benchmark MSCI EAFE Index. Versus the benchmark, the Fund's performance was hampered by the growth-focused investment strategies of our underlying Fidelity managers, as growth-oriented stocks lagged their value-oriented counterparts for most of the period. Additionally, managers with substantial holdings of domestically focused U.K.-based banks and other companies, whose shares fell after the Brexit vote, faced a substantial headwind this period. The primary relative detractors were Fidelity® International Discovery Fund, Fidelity® Diversified International Fund and Fidelity International Capital Appreciation Fund, all of which employ growth-oriented strategies. On a country basis, all of these managers were hurt by stock selection in the U.K. and Japan, and by adverse positioning in Australia. Elsewhere, the Fidelity SAI® International Minimum Volatility Index Fund, added to the portfolio during the first half of the period, was another notable detractor. There were a few marginal relative contributors, led by the Fund’s direct exposure to Japan via Fidelity Japan Fund and Fidelity Japan Smaller Companies Fund. Both of these funds outpaced the MSCI EAFE benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Diversified International Fund	14.6	14.3
Fidelity International Discovery Fund	14.3	14.0
Fidelity Overseas Fund	14.2	13.0
Fidelity International Capital Appreciation Fund	10.0	10.3
Fidelity SAI International Minimum Volatility Index Fund	7.1	8.5
Fidelity International Value Fund	6.3	6.4
Fidelity Japan Fund	2.4	1.9
Fidelity Pacific Basin Fund	2.1	0.0
Fidelity Advisor Overseas Fund Class I	1.8	3.3
Fidelity International Small Cap Opportunities Fund	1.7	1.9
	74.5

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	15.5%
Preferred Stocks	0.1%
Foreign Large Blend Funds	10.7%
Foreign Large Growth Funds	54.9%
Foreign Large Value Funds	6.3%
Foreign Small Mid Growth Funds	1.7%
Other	3.9%
Sector Funds	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

As of August 31, 2016
Common Stocks	15.0%
Foreign Large Blend Funds	22.9%
Foreign Large Growth Funds	41.9%
Foreign Large Value Funds	6.4%
Foreign Small Mid Growth Funds	1.9%
Other	3.6%
Sector Funds	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.7%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 15.5%
	Shares	Value
CONSUMER DISCRETIONARY - 1.8%
Auto Components - 0.1%
Bridgestone Corp.	36,200	$1,443,876
Valeo SA	31,407	1,930,142
		3,374,018
Automobiles - 0.4%
Fuji Heavy Industries Ltd.	67,900	2,542,661
Honda Motor Co. Ltd.	67,600	2,094,069
Mitsubishi Motors Corp. of Japan	260,200	1,683,790
Suzuki Motor Corp.	77,200	3,019,421
Toyota Motor Corp.	96,000	5,430,991
		14,770,932
Hotels, Restaurants & Leisure - 0.1%
Accor SA	49,595	1,957,150
Compass Group PLC	39,849	740,313
Melco Crown Entertainment Ltd. sponsored ADR	117,700	1,926,749
		4,624,212
Household Durables - 0.3%
Panasonic Corp.	228,300	2,505,190
Sony Corp.	145,000	4,480,458
Taylor Wimpey PLC	1,317,750	2,943,234
Techtronic Industries Co. Ltd.	717,500	2,569,465
		12,498,347
Internet & Direct Marketing Retail - 0.0%
Rakuten, Inc.	123,400	1,222,522
Media - 0.4%
Altice NV:
Class A (a)	99,646	2,101,271
Class B (a)	34,815	734,525
Axel Springer Verlag AG	31,554	1,650,021
Dentsu, Inc.	42,300	2,341,947
ProSiebenSat.1 Media AG	43,831	1,755,726
Vivendi SA	140,161	2,467,855
WPP PLC	101,323	2,383,767
		13,435,112
Specialty Retail - 0.2%
Carphone Warehouse Group PLC	190,816	717,425
Inditex SA	82,795	2,653,240
Nitori Holdings Co. Ltd.	14,900	1,734,763
USS Co. Ltd.	70,400	1,205,658
		6,311,086
Textiles, Apparel & Luxury Goods - 0.3%
adidas AG	28,017	4,701,504
LVMH Moet Hennessy - Louis Vuitton SA	12,421	2,495,138
Pandora A/S	18,726	2,134,975
		9,331,617

TOTAL CONSUMER DISCRETIONARY		65,567,846

CONSUMER STAPLES - 1.7%
Beverages - 0.3%
Anheuser-Busch InBev SA NV	60,698	6,639,554
Diageo PLC	85,907	2,422,137
		9,061,691
Food & Staples Retailing - 0.2%
Koninklijke Ahold Delhaize NV	87,264	1,854,496
Seven & i Holdings Co. Ltd.	61,000	2,388,773
Tesco PLC (a)	533,086	1,245,738
		5,489,007
Food Products - 0.3%
Danone SA	33,018	2,184,407
Nestle SA	136,125	10,045,777
		12,230,184
Household Products - 0.2%
Reckitt Benckiser Group PLC	28,440	2,582,342
Svenska Cellulosa AB (SCA) (B Shares)	111,407	3,423,692
		6,006,034
Personal Products - 0.4%
Kao Corp.	50,900	2,628,251
Kose Corp.	9,700	830,602
L'Oreal SA	11,277	2,097,270
Unilever NV (Certificaten Van Aandelen) (Bearer)	134,575	6,370,526
Unilever PLC	59,829	2,838,380
		14,765,029
Tobacco - 0.3%
British American Tobacco PLC (United Kingdom)	138,711	8,761,618
Imperial Tobacco Group PLC	58,022	2,730,831
		11,492,449

TOTAL CONSUMER STAPLES		59,044,394

ENERGY - 0.9%
Energy Equipment & Services - 0.1%
Amec Foster Wheeler PLC	122,884	670,152
Tecnicas Reunidas SA	41,636	1,614,396
		2,284,548
Oil, Gas & Consumable Fuels - 0.8%
Galp Energia SGPS SA Class B	129,126	1,900,098
INPEX Corp.	94,700	940,720
Lundin Petroleum AB (a)	171,426	3,513,373
Royal Dutch Shell PLC:
Class A (United Kingdom)	448,669	11,610,557
Class B (United Kingdom)	17,690	478,844
Statoil ASA	142,558	2,513,469
Total SA	101,345	5,056,707
Woodside Petroleum Ltd.	183,578	4,411,082
		30,424,850

TOTAL ENERGY		32,709,398

FINANCIALS - 3.3%
Banks - 1.8%
Australia & New Zealand Banking Group Ltd.	114,404	2,710,349
Bankinter SA	227,460	1,754,029
BNP Paribas SA	67,743	3,956,511
BOC Hong Kong (Holdings) Ltd.	929,500	3,675,901
CaixaBank SA	936,456	3,263,355
Danske Bank A/S	102,381	3,417,150
DBS Group Holdings Ltd.	136,500	1,824,351
HSBC Holdings PLC (United Kingdom)	229,597	1,844,142
Intesa Sanpaolo SpA	1,244,668	2,898,074
KBC Groep NV	65,027	3,977,686
Lloyds Banking Group PLC	5,326,326	4,540,765
Mitsubishi UFJ Financial Group, Inc.	1,264,100	8,362,998
National Australia Bank Ltd.	95,299	2,337,373
Nordea Bank AB	438,295	5,137,218
Shinsei Bank Ltd.	776,000	1,415,995
Societe Generale Series A	83,388	3,706,395
Standard Chartered PLC (United Kingdom) (a)	145,374	1,303,118
Swedbank AB (A Shares)	128,744	3,179,164
The Suruga Bank Ltd.	50,700	1,123,708
United Overseas Bank Ltd.	269,285	4,131,317
Westpac Banking Corp.	76,431	1,973,880
		66,533,479
Capital Markets - 0.4%
Credit Suisse Group AG	300,805	4,538,263
London Stock Exchange Group PLC	35,008	1,337,073
Macquarie Group Ltd.	30,090	1,999,016
Magellan Financial Group Ltd.	71,149	1,245,375
Nomura Holdings, Inc.	183,600	1,186,538
Partners Group Holding AG	4,092	2,141,033
UBS Group AG	118,482	1,824,978
		14,272,276
Diversified Financial Services - 0.3%
Challenger Ltd.	299,167	2,624,008
Kyushu Railway Co.	55,200	1,724,616
ORIX Corp.	342,400	5,325,951
		9,674,575
Insurance - 0.8%
AIA Group Ltd.	353,000	2,230,436
Aviva PLC	463,964	2,863,999
Dai-ichi Mutual Life Insurance Co.	62,100	1,167,709
Direct Line Insurance Group PLC	308,866	1,316,486
Insurance Australia Group Ltd.	604,597	2,781,267
Prudential PLC	196,376	3,924,584
QBE Insurance Group Ltd.	179,143	1,690,765
Sampo Oyj (A Shares)	45,330	2,065,452
Sony Financial Holdings, Inc.	70,400	1,236,990
St. James's Place Capital PLC	110,702	1,449,196
Standard Life PLC	330,814	1,513,479
Tokio Marine Holdings, Inc.	59,500	2,605,194
Zurich Insurance Group AG	16,326	4,505,539
		29,351,096

TOTAL FINANCIALS		119,831,426

HEALTH CARE - 1.8%
Biotechnology - 0.3%
CSL Ltd.	46,045	4,160,776
Grifols SA	81,589	1,784,459
Shire PLC	93,000	5,607,770
		11,553,005
Health Care Equipment & Supplies - 0.2%
Hoya Corp.	50,700	2,294,350
Olympus Corp.	79,800	2,823,490
		5,117,840
Health Care Providers & Services - 0.1%
Fresenius Medical Care AG & Co. KGaA	28,264	2,351,558
Fresenius SE & Co. KGaA	33,455	2,658,876
		5,010,434
Pharmaceuticals - 1.2%
Astellas Pharma, Inc.	186,500	2,512,218
AstraZeneca PLC (United Kingdom)	18,801	1,083,502
Bayer AG	44,853	4,936,878
Chugai Pharmaceutical Co. Ltd.	18,800	626,695
GlaxoSmithKline PLC	328,975	6,731,790
Novartis AG	141,157	11,023,220
Novo Nordisk A/S Series B	85,303	3,020,318
Sanofi SA	95,823	8,265,507
Shionogi & Co. Ltd.	67,400	3,298,457
Teva Pharmaceutical Industries Ltd. sponsored ADR	40,700	1,425,314
		42,923,899

TOTAL HEALTH CARE		64,605,178

INDUSTRIALS - 2.1%
Aerospace & Defense - 0.2%
BAE Systems PLC	381,820	2,989,095
Leonardo SpA (a)	198,975	2,734,000
Rolls-Royce Holdings PLC	308,436	3,012,398
		8,735,493
Air Freight & Logistics - 0.1%
Deutsche Post AG	116,837	4,004,159
Building Products - 0.1%
Compagnie de St. Gobain	66,135	3,168,968
Daikin Industries Ltd.	17,200	1,632,810
		4,801,778
Construction & Engineering - 0.2%
Bouygues SA	36,547	1,408,170
Ferrovial SA	86,549	1,641,710
SHIMIZU Corp.	102,000	936,063
VINCI SA	45,867	3,304,708
		7,290,651
Electrical Equipment - 0.3%
ABB Ltd. (Reg.)	173,352	3,916,070
Legrand SA	37,418	2,109,674
Nidec Corp.	26,800	2,502,399
Schneider Electric SA	11,435	774,783
		9,302,926
Industrial Conglomerates - 0.3%
CK Hutchison Holdings Ltd.	325,448	4,020,464
Koninklijke Philips Electronics NV	134,848	4,085,870
Siemens AG	21,747	2,827,129
		10,933,463
Machinery - 0.4%
Alfa Laval AB	88,205	1,596,692
Alstom SA (a)	62,632	1,700,279
Fanuc Corp.	6,900	1,355,126
Kawasaki Heavy Industries Ltd.	257,000	807,521
Komatsu Ltd.	145,300	3,492,840
NGK Insulators Ltd.	89,100	1,918,491
SMC Corp.	5,000	1,417,509
Sumitomo Heavy Industries Ltd.	257,000	1,818,639
		14,107,097
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	814	1,323,578
Professional Services - 0.2%
Adecco SA (Reg.)	25,829	1,856,777
Recruit Holdings Co. Ltd.	55,300	2,712,208
Wolters Kluwer NV	25,484	1,043,868
		5,612,853
Road & Rail - 0.1%
ComfortDelgro Corp. Ltd.	782,800	1,379,703
East Japan Railway Co.	13,500	1,220,281
		2,599,984
Trading Companies & Distributors - 0.1%
Brenntag AG	19,986	1,145,892
Mitsubishi Corp.	96,900	2,186,061
Wolseley PLC	36,856	2,248,798
		5,580,751
Transportation Infrastructure - 0.1%
Atlantia SpA	51,512	1,206,037
Kamigumi Co. Ltd.	147,000	1,377,818
		2,583,855

TOTAL INDUSTRIALS		76,876,588

INFORMATION TECHNOLOGY - 1.1%
Communications Equipment - 0.0%
Telefonaktiebolaget LM Ericsson (B Shares)	165,717	1,075,230
Electronic Equipment & Components - 0.2%
Alps Electric Co. Ltd.	40,500	1,205,861
Keyence Corp.	8,400	3,249,490
Murata Manufacturing Co. Ltd.	11,500	1,653,167
		6,108,518
Internet Software & Services - 0.0%
Rightmove PLC	2,157	105,214
Yahoo! Japan Corp.	122,300	567,166
		672,380
IT Services - 0.2%
Amadeus IT Holding SA Class A	69,028	3,210,696
Capgemini SA	22,273	1,907,729
OBIC Co. Ltd.	16,300	758,814
Otsuka Corp.	23,700	1,204,566
		7,081,805
Semiconductors & Semiconductor Equipment - 0.2%
ASM Pacific Technology Ltd.	87,100	1,083,294
ASML Holding NV (Netherlands)	20,457	2,486,766
Dialog Semiconductor PLC (a)	34,436	1,814,772
Tokyo Electron Ltd.	17,600	1,756,162
		7,140,994
Software - 0.5%
Mobileye NV (a)	39,000	1,775,280
Nets A/S (b)	38,220	645,456
Nintendo Co. Ltd.	7,900	1,650,118
SAP AG	81,570	7,598,437
Square Enix Holdings Co. Ltd.	47,900	1,456,037
Trend Micro, Inc.	54,000	2,364,858
		15,490,186

TOTAL INFORMATION TECHNOLOGY		37,569,113

MATERIALS - 1.3%
Chemicals - 0.6%
BASF AG	64,587	6,014,423
Croda International PLC	35,951	1,564,912
Incitec Pivot Ltd.	701,612	1,974,188
K&S AG	90,961	2,126,755
Mitsui Chemicals, Inc.	311,000	1,580,676
Nitto Denko Corp.	27,700	2,332,476
Shin-Etsu Chemical Co. Ltd.	17,300	1,463,366
Sumitomo Chemical Co. Ltd.	388,000	2,161,983
Symrise AG	34,004	2,114,960
Yara International ASA	52,207	1,982,166
		23,315,905
Construction Materials - 0.2%
CRH PLC	77,575	2,622,546
James Hardie Industries PLC CDI	140,432	2,099,550
Lafargeholcim Ltd. (Reg.)	34,868	1,984,075
		6,706,171
Metals & Mining - 0.5%
BHP Billiton Ltd.	92,064	1,742,596
Glencore Xstrata PLC (a)	735,814	2,940,429
Hitachi Metals Ltd.	110,700	1,576,572
Randgold Resources Ltd.	24,150	2,220,931
Rio Tinto Ltd.	90,733	4,312,334
Rio Tinto PLC	127,685	5,233,322
		18,026,184

TOTAL MATERIALS		48,048,260

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.1%
British Land Co. PLC	168,221	1,288,951
Mirvac Group unit	1,600,040	2,637,514
Westfield Corp. unit	150,605	1,016,126
		4,942,591
Real Estate Management & Development - 0.3%
Daito Trust Construction Co. Ltd.	12,100	1,693,106
Deutsche Wohnen AG (Bearer)	60,063	2,063,227
Leopalace21 Corp.	283,600	1,489,376
Mitsui Fudosan Co. Ltd.	115,000	2,603,098
Sino Land Ltd.	812,000	1,414,193
		9,263,000

TOTAL REAL ESTATE		14,205,591

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.5%
BT Group PLC	450,281	1,819,613
Deutsche Telekom AG	278,960	4,816,895
HKT Trust/HKT Ltd. unit	1,510,000	2,015,175
Koninklijke KPN NV	618,086	1,746,678
Nippon Telegraph & Telephone Corp.	93,800	3,967,676
Spark New Zealand Ltd.	372,083	962,161
Telecom Italia SpA (a)	981,684	792,232
Telefonica Deutschland Holding AG	378,144	1,660,110
TeliaSonera AB	252,484	1,013,741
		18,794,281
Wireless Telecommunication Services - 0.4%
KDDI Corp.	135,700	3,546,183
SoftBank Corp.	47,900	3,573,578
Vodafone Group PLC	1,864,343	4,669,003
		11,788,764

TOTAL TELECOMMUNICATION SERVICES		30,583,045

UTILITIES - 0.2%
Electric Utilities - 0.2%
Iberdrola SA	577,590	3,839,053
Power Assets Holdings Ltd.	242,500	2,175,749
Red Electrica Corporacion SA	64,468	1,163,770
		7,178,572
TOTAL COMMON STOCKS
(Cost $520,636,922)		556,219,411

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG
(Cost $2,903,920)	23,136	3,424,086

Equity Funds - 78.9%
Foreign Large Blend Funds - 10.7%
Fidelity Pacific Basin Fund (c)	2,710,784	76,552,539
Fidelity SAI International Index Fund (c)	5,070,792	53,648,980
Fidelity SAI International Minimum Volatility Index Fund (c)	26,247,892	253,292,158

TOTAL FOREIGN LARGE BLEND FUNDS		383,493,677

Foreign Large Growth Funds - 54.9%
Fidelity Advisor Overseas Fund Class I (c)	3,075,382	65,198,108
Fidelity Canada Fund (c)	34,327	1,697,478
Fidelity Diversified International Fund (c)	14,990,454	522,867,045
Fidelity International Capital Appreciation Fund (c)	21,064,697	359,153,085
Fidelity International Discovery Fund (c)	13,510,158	513,926,401
Fidelity Overseas Fund (c)	12,306,170	509,598,499

TOTAL FOREIGN LARGE GROWTH FUNDS		1,972,440,616

Foreign Large Value Funds - 6.3%
Fidelity International Value Fund (c)	28,688,316	226,637,698
Foreign Small Mid Growth Funds - 1.7%
Fidelity International Small Cap Opportunities Fund (c)	3,961,353	60,885,998
Sector Funds - 1.4%
Fidelity International Real Estate Fund (c)	5,126,021	51,157,685
Other - 3.9%
Fidelity Advisor Global Capital Appreciation Fund Class I (c)	1,018,885	18,115,777
Fidelity Japan Fund (c)	6,862,025	86,941,858
Fidelity Japan Smaller Companies Fund (c)	2,204,677	34,392,965

TOTAL OTHER		139,450,600

TOTAL EQUITY FUNDS
(Cost $2,758,501,625)		2,834,066,274

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.45% to 0.53% 3/30/17 to 5/25/17 (d)
(Cost $8,653,436)	8,660,000	8,653,336

Money Market Funds - 5.1%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (e)
(Cost $185,066,912)	185,066,912	185,066,912
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $3,475,762,815)		3,587,430,019
NET OTHER ASSETS (LIABILITIES) - 0.2%		5,806,974
NET ASSETS - 100%		$3,593,236,993

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,026 CME Nikkei 225 Index Contracts (Japan)	March 2017	98,470,350	$4,010,119
921 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2017	80,380,275	1,309,060
TOTAL FUTURES CONTRACTS			$5,319,179

The face value of futures purchased as a percentage of Net Assets is 4.9%

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $645,456 or 0.0% of net assets.

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,653,336.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$2,917
Total	$2,917

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Global Capital Appreciation Fund Class I	$23,205,414	$276,918	$9,500,000	$--	$18,115,777
Fidelity Advisor Overseas Fund Class I	108,960,068	--	50,608,253	1,415,804	65,198,108
Fidelity Canada Fund	1,429,383	--	--	20,974	1,697,478
Fidelity Diversified International Fund	441,411,499	60,563,791	17,932,461	5,714,481	522,867,045
Fidelity International Capital Appreciation Fund	305,375,109	43,478,773	18,954,328	2,369,308	359,153,085
Fidelity International Discovery Fund	438,056,273	61,723,396	14,954,450	8,160,662	513,926,401
Fidelity International Real Estate Fund	41,907,975	17,265,292	10,250,000	808,132	51,157,685
Fidelity International Small Cap Opportunities Fund	57,519,602	7,031,291	9,500,000	759,061	60,885,998
Fidelity International Value Fund	$207,323,065	$11,578,514	$9,386,603	$5,731,785	$226,637,698
Fidelity Japan Fund	44,909,084	32,573,350	--	697,836	86,941,858
Fidelity Japan Smaller Companies Fund	28,967,634	1,921,908	1,400,000	377,506	34,392,965
Fidelity Overseas Fund	385,949,842	84,151,014	1,954,273	8,510,107	509,598,499
Fidelity Pacific Basin Fund	--	74,675,799	--	192,330	76,552,539
Fidelity SAI International Index Fund	46,550,000	715,000	--	585,000	53,648,980
Fidelity SAI International Minimum Volatility Index Fund	--	305,798,797	47,954,151	6,558,915	253,292,158
Total	$2,131,564,948	$701,753,843	$192,394,519	$41,901,901	$2,834,066,274

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$68,991,932	$41,985,185	$27,006,747	$--
Consumer Staples	59,044,394	13,565,142	45,479,252	--
Energy	32,709,398	13,049,821	19,659,577	--
Financials	119,831,426	76,222,894	43,608,532	--
Health Care	64,605,178	19,072,417	45,532,761	--
Industrials	76,876,588	46,846,742	30,029,846	--
Information Technology	37,569,113	22,850,833	14,718,280	--
Materials	48,048,260	36,228,865	11,819,395	--
Real Estate	14,205,591	14,205,591	--	--
Telecommunication Services	30,583,045	4,637,446	25,945,599	--
Utilities	7,178,572	6,014,802	1,163,770	--
Equity Funds	2,834,066,274	2,834,066,274	--	--
Other Short-Term Investments	8,653,336	--	8,653,336	--
Money Market Funds	185,066,912	185,066,912	--	--
Total Investments in Securities:	$3,587,430,019	$3,313,812,924	$273,617,095	$--
Derivative Instruments:
Assets
Futures Contracts	$5,319,179	$5,319,179	$--	$--
Total Assets	$5,319,179	$5,319,179	$--	$--
Total Derivative Instruments:	$5,319,179	$5,319,179	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$24,988,248
Level 2 to Level 1	$53,616,227

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$5,319,179	$0
Total Equity Risk	5,319,179	0
Total Value of Derivatives	$5,319,179	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $717,261,190)	$753,363,745
Affiliated issuers (cost $2,758,501,625)	2,834,066,274
Total Investments (cost $3,475,762,815)		$3,587,430,019
Foreign currency held at value (cost $210,121)		210,121
Receivable for investments sold		5,467,521
Receivable for fund shares sold		5,186,671
Dividends receivable		1,820,419
Interest receivable		60,358
Distributions receivable from Fidelity Central Funds		2,917
Prepaid expenses		23,714
Other receivables		31,933
Total assets		3,600,233,673
Liabilities
Payable to custodian bank	$20,034
Payable for investments purchased	4,596,465
Payable for fund shares redeemed	1,724,386
Accrued management fee	196,609
Payable for daily variation margin for derivative instruments	167,781
Other affiliated payables	193,252
Other payables and accrued expenses	98,153
Total liabilities		6,996,680
Net Assets		$3,593,236,993
Net Assets consist of:
Paid in capital		$3,537,219,282
Distributions in excess of net investment income		(17,299)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,902,724)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		116,937,734
Net Assets, for 401,975,697 shares outstanding		$3,593,236,993
Net Asset Value, offering price and redemption price per share ($3,593,236,993 ÷ 401,975,697 shares)		$8.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$17,220,869
Affiliated issuers		41,901,901
Interest		505,459
Income from Fidelity Central Funds		2,917
Income before foreign taxes withheld		59,631,146
Less foreign taxes withheld		(1,265,304)
Total income		58,365,842
Expenses
Management fee	$10,642,655
Transfer agent fees	748,916
Accounting and security lending fees	1,450,883
Custodian fees and expenses	88,160
Independent trustees' fees and expenses	40,986
Registration fees	181,810
Audit	75,026
Legal	20,444
Miscellaneous	44,115
Total expenses before reductions	13,292,995
Expense reductions	(8,497,645)	4,795,350
Net investment income (loss)		53,570,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,569,597)
Affiliated issuers	(12,472,031)
Foreign currency transactions	(198,506)
Futures contracts	14,096,754
Realized gain distributions from underlying funds:
Affiliated issuers	7,269,383
Total net realized gain (loss)		(9,873,997)
Change in net unrealized appreciation (depreciation) on: Investment securities	268,794,376
Assets and liabilities in foreign currencies	91,148
Futures contracts	20,389,788
Total change in net unrealized appreciation (depreciation)		$289,275,312
Net gain (loss)		279,401,315
Net increase (decrease) in net assets resulting from operations		$332,971,807

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,570,492	$23,518,745
Net realized gain (loss)	(9,873,997)	(20,339,569)
Change in net unrealized appreciation (depreciation)	289,275,312	(321,955,245)
Net increase (decrease) in net assets resulting from operations	332,971,807	(318,776,069)
Distributions to shareholders from net investment income	(53,242,381)	(24,884,942)
Distributions to shareholders from net realized gain	(7,617,821)	(8,227,263)
Total distributions	(60,860,202)	(33,112,205)
Share transactions
Proceeds from sales of shares	1,563,333,064	2,157,727,766
Reinvestment of distributions	60,759,238	33,045,326
Cost of shares redeemed	(1,039,018,895)	(857,542,053)
Net increase (decrease) in net assets resulting from share transactions	585,073,407	1,333,231,039
Total increase (decrease) in net assets	857,185,012	981,342,765
Net Assets
Beginning of period	2,736,051,981	1,754,709,216
End of period	$3,593,236,993	$2,736,051,981
Other Information
Undistributed net investment income end of period	$–	$49,291
Distributions in excess of net investment income end of period	$(17,299)	$–
Shares
Sold	178,720,325	239,745,366
Issued in reinvestment of distributions	7,153,677	3,583,747
Redeemed	(118,047,224)	(95,672,530)
Net increase (decrease)	67,826,778	147,656,583

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International II Fund

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.19	$9.41	$9.40	$7.88	$7.26
Income from Investment Operations
Net investment income (loss)B	.14	.10	.11	.14C	.14
Net realized and unrealized gain (loss)	.76	(1.19)	.01	1.53	.64
Total from investment operations	.90	(1.09)	.12	1.67	.78
Distributions from net investment income	(.13)	(.09)	(.10)	(.11)	(.14)
Distributions from net realized gain	(.02)	(.05)	(.01)	(.04)	(.02)
Total distributions	(.15)	(.13)D	(.11)	(.15)	(.16)
Net asset value, end of period	$8.94	$8.19	$9.41	$9.40	$7.88
Total ReturnE	11.11%	(11.70)%	1.36%	21.17%	10.89%
Ratios to Average Net AssetsF,G
Expenses before reductions	.39%	.42%	.47%	.52%	.55%
Expenses net of fee waivers, if any	.14%	.17%	.22%	.27%	.30%
Expenses net of all reductions	.14%	.17%	.21%	.26%	.27%
Net investment income (loss)	1.58%	1.09%	1.19%	1.61%C	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$3,593,237	$2,736,052	$1,754,709	$1,319,774	$821,211
Portfolio turnover rateH	14%	16%	22%	27%	29%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 D Total distributions of $.13 per share is comprised of distributions from net investment income of $.088 and distributions from net realized gain of $.046 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers International II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$185,664,909
Gross unrealized depreciation	(89,782,055)
Net unrealized appreciation (depreciation) on securities	$95,882,854
Tax Cost	$3,491,547,165

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(39,795,534)
Net unrealized appreciation (depreciation) on securities and other investments	$95,845,008

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (27,538,396)
Long-term	(12,257,138)
Total capital loss carryforward	$(39,795,534)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$60,860,202	$ 25,786,545
Long-term Capital Gains	–	7,325,660
Total	$60,860,202	$ 33,112,205

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $14,096,754 and a change in net unrealized appreciation (depreciation) of $20,389,788 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $1,030,384,446 and $446,207,972, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Securities Lending Cash Central Fund seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,938 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,917.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $8,481,715.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $15,930.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor Global Capital Appreciation Fund	13%
Fidelity Advisor Overseas Fund	11%
Fidelity International Capital Appreciation Fund	21%
Fidelity International Real Estate Fund	13%
Fidelity International Value Fund	69%
Fidelity Japan Fund	21%
Fidelity Pacific Basin Fund	11%
Fidelity SAI International Minimum Volatility Index Fund	22%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International II Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International II Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.14%	$1,000.00	$1,016.50	$.70
Hypothetical-C		$1,000.00	$1,024.10	$.70

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 5% and 4% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 93% and 92% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International II Fund
	04/18/16	$0.0023	$0.0003
	12/29/16	$0.1627	$0.0134

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, FIAM (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by the sub-adviser. The Trustees noted that under the Sub-Advisory Agreement subject to oversight by Strategic Advisers, the sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that the sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of the sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International II Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-, three-, and five-year periods ended December 31, 2015. The Board also noted that the fund had out-performed 92%, 92%, and 90% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2019 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International II Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and the sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to the sub-adviser as a result of its relationship with the fund. The Board considered profitability information provided by the sub-adviser in light of the nature of the relationship between Strategic Advisers and the sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund.The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2019.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2f

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers International II Fund with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	2,136,237,746.78	94.201
Against	61,744,335.75	2.723
Abstain	69,749,431.82	3.076
TOTAL	2,267,731,514.35	100.000

PROPOSAL 3b

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) on behalf of Strategic Advisers International II Fund with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	2,132,276,223.04	94.027
Against	64,067,283.55	2.825
Abstain	71,388,007.76	3.148
TOTAL	2,267,731,514.35	100.000

PROPOSAL 4f

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® International II Fund with respect to Geode's International Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	2,150,519,097.13	94.831
Against	49,699,927.21	2.192
Abstain	67,512,490.01	2.977
TOTAL	2,267,731,514.35	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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www.fidelity.com

SIL-ANN-0417
1.912839.106

Strategic Advisers® Small-Mid Cap Multi-Manager Fund Class L and Class N Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Life of fundA
Class L	31.39%	11.24%	13.32%
Class N	30.86%	11.03%	13.12%

 A From December 20, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class L on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$19,151	Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class L
$20,678	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks (+60%), especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund's share classes gained roughly 31%, lagging the 31.75% advance of its small-to-mid-cap (SMID) benchmark, the Russell 2500® Index. Versus the benchmark, Fund performance was hampered by managers that emphasized quality and momentum factors in their investment strategies, as these dynamics were out of favor this period. Growth-focused managers also lagged. Three sub-advisers – Victory Capital Management, Portolan Capital Management and Systematic Financial Management – detracted by roughly equal amounts, but only Portolan was in the Fund for the entire period. Portolan was hampered by poor selections in the consumer discretionary and health care sectors, along with unfavorable positioning in energy. On the plus side, sub-adviser LSV Asset Management was the top relative contributor, as its quantitatively driven, all-weather value strategy with a deep-value tilt, came into favor shortly after the manager was hired in September. Sub-adviser The Boston Company outpaced the Fund’s benchmark by a sizable margin and also meaningfully contributed. In addition to LSV, we hired JPMorgan Investment Management as a sub-adviser. These additions were part of our ongoing strategy of increasing the presence of sub-advisers in the portfolio, while also placing greater emphasis on SMID-cap managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity SAI Small-Mid Cap 500 Index Fund	3.7	1.0
ServiceMaster Global Holdings, Inc.	0.9	0.8
Fidelity SAI Real Estate Index Fund	0.8	1.0
Waste Connection, Inc. (United States)	0.8	0.8
Toro Co.	0.7	0.7
SS&C Technologies Holdings, Inc.	0.7	0.5
KeyCorp	0.7	0.2
Carter's, Inc.	0.7	0.5
Spectrum Brands Holdings, Inc.	0.6	0.8
CEB, Inc.	0.6	0.4
	10.2

Top Five Market Sectors as of February 28, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.0	16.3
Financials	15.8	20.1
Information Technology	15.6	17.1
Consumer Discretionary	13.1	15.1
Health Care	11.4	12.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	90.0%
Mid-Cap Blend Funds	3.7%
Sector Funds	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

As of August 31, 2016
Common Stocks	94.0%
Mid-Cap Blend Funds	1.0%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 1.2%
BorgWarner, Inc.	700	$29,533
Cooper Tire & Rubber Co.	112	4,530
Cooper-Standard Holding, Inc. (a)	260	29,120
Dana Holding Corp.	1,300	24,557
Lear Corp.	160	22,718
The Goodyear Tire & Rubber Co.	1,000	35,050
Tower International, Inc.	600	16,590
Visteon Corp. (a)	323	29,932
		192,030
Automobiles - 0.0%
Fiat Chrysler Automobiles NV (a)	525	5,759
Distributors - 0.7%
LKQ Corp. (a)	146	4,611
Pool Corp.	827	94,865
		99,476
Diversified Consumer Services - 1.4%
Carriage Services, Inc.	600	15,462
Grand Canyon Education, Inc. (a)	1,064	65,308
ServiceMaster Global Holdings, Inc. (a)	3,529	140,560
		221,330
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	1,194	50,435
Carrols Restaurant Group, Inc. (a)	356	5,625
Drive Shack, Inc.	1,034	4,332
Dunkin' Brands Group, Inc.	932	51,269
Fiesta Restaurant Group, Inc. (a)	355	7,047
Papa John's International, Inc.	518	40,881
Red Lion Hotels Corp. (a)	543	4,045
Ruth's Hospitality Group, Inc.	900	15,165
U.S. Foods Holding Corp.	395	10,882
Wyndham Worldwide Corp.	400	33,296
Zoe's Kitchen, Inc. (a)	949	17,006
		239,983
Household Durables - 0.4%
CalAtlantic Group, Inc.	600	21,198
Harman International Industries, Inc.	150	16,743
KB Home	1,500	26,625
		64,566
Leisure Products - 1.1%
American Outdoor Brands Corp. (a)	500	9,720
Brunswick Corp.	1,325	79,354
JAKKS Pacific, Inc. (a)	516	2,709
Polaris Industries, Inc.	966	82,313
		174,096
Media - 1.9%
AMC Networks, Inc. Class A (a)	400	23,924
Cinemark Holdings, Inc.	975	40,823
E.W. Scripps Co. Class A (a)	2,079	47,879
National CineMedia, Inc.	4,244	54,451
Nexstar Broadcasting Group, Inc. Class A	675	46,541
Scripps Networks Interactive, Inc. Class A	300	24,231
Sinclair Broadcast Group, Inc. Class A	1,282	51,152
		289,001
Multiline Retail - 0.5%
Dillard's, Inc. Class A	200	10,904
Kohl's Corp.	800	34,096
Nordstrom, Inc.	611	28,509
		73,509
Specialty Retail - 2.8%
Aarons, Inc. Class A	600	16,368
American Eagle Outfitters, Inc.	800	12,680
Chico's FAS, Inc.	2,946	42,658
Destination XL Group, Inc. (a)	1,866	5,598
Dick's Sporting Goods, Inc.	641	31,377
Five Below, Inc. (a)	653	25,173
Foot Locker, Inc.	400	30,268
Hibbett Sports, Inc. (a)	747	22,037
Lithia Motors, Inc. Class A (sub. vtg.)	386	36,929
Monro Muffler Brake, Inc.	393	22,598
Murphy U.S.A., Inc. (a)	400	25,480
Office Depot, Inc.	7,190	29,982
Penske Automotive Group, Inc.	500	25,150
RH (a)	194	5,905
Sally Beauty Holdings, Inc. (a)	3,502	76,589
Sonic Automotive, Inc. Class A (sub. vtg.)	800	17,360
Williams-Sonoma, Inc.	223	10,836
		436,988
Textiles, Apparel & Luxury Goods - 1.5%
Carter's, Inc.	1,171	103,060
Crocs, Inc. (a)	3,284	21,839
G-III Apparel Group Ltd. (a)	971	24,984
Michael Kors Holdings Ltd. (a)	300	10,950
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	420	10,781
Wolverine World Wide, Inc.	2,224	55,978
		227,592

TOTAL CONSUMER DISCRETIONARY		2,024,330

CONSUMER STAPLES - 2.1%
Beverages - 0.1%
Primo Water Corp. (a)	614	8,805
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.	211	24,176
Performance Food Group Co. (a)	1,854	43,754
SpartanNash Co.	700	24,430
SUPERVALU, Inc. (a)	3,000	11,340
United Natural Foods, Inc. (a)	200	8,610
		112,310
Food Products - 0.7%
Bunge Ltd.	500	40,925
Hostess Brands, Inc. Class A (a)	902	13,737
Nomad Foods Ltd. (a)	695	7,478
Pilgrim's Pride Corp.	1,200	24,456
Sanderson Farms, Inc.	200	19,008
		105,604
Household Products - 0.6%
Spectrum Brands Holdings, Inc.	733	99,483
Personal Products - 0.0%
Avon Products, Inc. (a)	1,814	7,982

TOTAL CONSUMER STAPLES		334,184

ENERGY - 3.4%
Energy Equipment & Services - 1.5%
Core Laboratories NV	265	30,321
Dril-Quip, Inc. (a)	612	37,546
Matrix Service Co. (a)	1,000	16,200
McDermott International, Inc. (a)	4,100	30,176
Patterson-UTI Energy, Inc.	2,528	69,823
PHI, Inc. (non-vtg.) (a)	600	8,694
RigNet, Inc. (a)	1,823	32,176
		224,936
Oil, Gas & Consumable Fuels - 1.9%
Arch Coal, Inc. (a)	392	28,169
Ardmore Shipping Corp.	1,596	10,933
Canacol Energy Ltd. (a)	5,220	15,367
Cimarex Energy Co.	481	60,471
CONSOL Energy, Inc.	282	4,391
Evolution Petroleum Corp.	1,600	14,000
Extraction Oil & Gas, Inc.	1,028	18,196
Gastar Exploration, Inc. (a)	4,620	8,455
Gulfport Energy Corp. (a)	455	7,890
Lonestar Resources U.S., Inc. (a)	57	325
Matador Resources Co. (a)	327	7,871
Pacific Ethanol, Inc. (a)	217	1,703
PBF Energy, Inc. Class A	1,224	29,976
Resolute Energy Corp. (a)	508	23,647
Scorpio Tankers, Inc.	2,864	11,026
Sundance Energy Australia Ltd. (a)	56,189	4,954
Tesoro Corp.	500	42,595
World Fuel Services Corp.	300	10,851
		300,820

TOTAL ENERGY		525,756

FINANCIALS - 15.8%
Banks - 6.6%
Associated Banc-Corp.	1,402	36,102
Banco Latinoamericano de Comercio Exterior SA Series E	700	19,691
Bank of the Ozarks, Inc.	514	28,131
BankUnited, Inc.	1,084	42,959
Banner Corp.	484	28,130
Central Pacific Financial Corp.	400	12,632
CIT Group, Inc.	500	21,450
Citizens Financial Group, Inc.	158	5,904
Comerica, Inc.	83	5,916
Commerce Bancshares, Inc.	335	19,772
East West Bancorp, Inc.	111	6,007
Fifth Third Bancorp	274	7,519
First Hawaiian, Inc.	855	27,086
First Horizon National Corp.	2,277	45,403
First Interstate Bancsystem, Inc.	400	17,540
First Republic Bank	434	40,722
Fulton Financial Corp.	1,300	24,863
Great Western Bancorp, Inc.	786	33,594
Hancock Holding Co.	400	18,980
Hanmi Financial Corp.	800	26,720
Huntington Bancshares, Inc.	2,213	31,292
IBERIABANK Corp.	625	52,969
KeyCorp	5,589	104,906
Old National Bancorp, Indiana	1,400	25,690
PacWest Bancorp	181	9,973
Regions Financial Corp.	4,300	65,661
Signature Bank (a)	218	34,337
SVB Financial Group (a)	295	56,313
TCF Financial Corp.	2,400	41,760
The Bank of NT Butterfield & Son Ltd.	133	4,336
Western Alliance Bancorp. (a)	600	30,984
Wintrust Financial Corp.	439	32,354
Zions Bancorporation	1,400	62,860
		1,022,556
Capital Markets - 2.9%
Deutsche Bank AG (a)	234	4,611
Deutsche Bank AG (NY Shares) (a)	162	3,190
E*TRADE Financial Corp. (a)	1,089	37,581
Eaton Vance Corp. (non-vtg.)	747	34,833
FactSet Research Systems, Inc.	202	35,936
Financial Engines, Inc.	1,431	63,393
Lazard Ltd. Class A	977	42,070
Legg Mason, Inc.	700	26,404
LPL Financial	2,064	81,611
Morningstar, Inc.	529	42,442
PennantPark Investment Corp.	600	5,112
Raymond James Financial, Inc.	326	25,611
UBS Group AG	553	8,518
UBS Group AG	169	2,598
WisdomTree Investments, Inc.	3,914	35,657
		449,567
Consumer Finance - 0.7%
Ally Financial, Inc.	288	6,477
Green Dot Corp. Class A (a)	310	9,086
Navient Corp.	900	13,869
SLM Corp.	7,115	85,309
		114,741
Diversified Financial Services - 1.1%
Bats Global Markets, Inc.	1,113	39,100
Donnelley Financial Solutions, Inc. (a)	137	3,166
Jeld-Wen Holding, Inc.	300	9,372
Leucadia National Corp.	2,146	57,127
Valvoline, Inc.	1,210	27,128
Voya Financial, Inc.	696	28,696
		164,589
Insurance - 3.2%
AmTrust Financial Services, Inc.	900	20,700
Assurant, Inc.	162	16,038
Assured Guaranty Ltd.	700	28,777
CNA Financial Corp.	700	30,016
CNO Financial Group, Inc.	2,200	46,002
First American Financial Corp.	700	27,349
FNFV Group (a)	846	10,533
Genworth Financial, Inc. Class A (a)	2,800	11,452
Hanover Insurance Group, Inc.	400	36,008
Heritage Insurance Holdings, Inc.	1,100	16,236
Lincoln National Corp.	600	42,096
National General Holdings Corp.	1,000	24,340
ProAssurance Corp.	776	45,862
Reinsurance Group of America, Inc.	300	39,018
United Insurance Holdings Corp.	900	15,228
Universal Insurance Holdings, Inc.	800	21,560
Unum Group	1,200	58,596
		489,811
Mortgage Real Estate Investment Trusts - 0.6%
Altisource Residential Corp. Class B	1,121	15,044
MFA Financial, Inc.	2,300	18,446
New York Mortgage Trust, Inc.	2,300	14,559
Redwood Trust, Inc.	1,100	18,007
Starwood Property Trust, Inc.	1,100	25,146
		91,202
Thrifts & Mortgage Finance - 0.7%
Flagstar Bancorp, Inc. (a)	700	19,880
Lendingtree, Inc. (a)	130	15,392
MGIC Investment Corp. (a)	5,475	58,309
Radian Group, Inc.	800	14,888
		108,469

TOTAL FINANCIALS		2,440,935

HEALTH CARE - 11.4%
Biotechnology - 1.8%
Alnylam Pharmaceuticals, Inc. (a)	459	23,703
AMAG Pharmaceuticals, Inc. (a)	1,000	22,450
Atara Biotherapeutics, Inc. (a)	928	14,338
bluebird bio, Inc. (a)	273	23,928
DBV Technologies SA sponsored ADR (a)	534	19,454
Dyax Corp. rights 12/31/19 (a)	741	1,867
Emergent BioSolutions, Inc. (a)	400	12,552
Exact Sciences Corp. (a)	1,599	34,410
Juno Therapeutics, Inc. (a)	783	18,823
Neurocrine Biosciences, Inc. (a)	464	20,490
Sage Therapeutics, Inc. (a)	601	40,507
Seres Therapeutics, Inc. (a)	437	4,230
United Therapeutics Corp. (a)	274	40,475
		277,227
Health Care Equipment & Supplies - 3.5%
Abiomed, Inc. (a)	345	40,700
Align Technology, Inc. (a)	167	17,161
Cryolife, Inc. (a)	363	5,808
DexCom, Inc. (a)	711	55,572
Endologix, Inc. (a)	3,638	24,047
IDEXX Laboratories, Inc. (a)	584	84,645
Insulet Corp. (a)	397	17,293
Nevro Corp. (a)	234	22,462
Novadaq Technologies, Inc. (a)	1,000	7,260
Novadaq Technologies, Inc. (a)	1,887	13,700
NxStage Medical, Inc. (a)	968	27,646
Quidel Corp. (a)	776	16,296
Steris PLC	876	61,434
The Cooper Companies, Inc.	217	43,213
The Spectranetics Corp. (a)	1,296	36,061
West Pharmaceutical Services, Inc.	862	71,089
		544,387
Health Care Providers & Services - 2.7%
Air Methods Corp. (a)	400	15,140
Brookdale Senior Living, Inc. (a)	1,831	26,366
Capital Senior Living Corp. (a)	133	2,234
Centene Corp. (a)	847	59,714
Five Star Quality Care, Inc. (a)	1,815	4,175
HealthSouth Corp.	1,211	51,250
Henry Schein, Inc. (a)	200	34,312
Kindred Healthcare, Inc.	2,000	18,000
LifePoint Hospitals, Inc. (a)	400	25,620
MEDNAX, Inc. (a)	484	34,456
Patterson Companies, Inc.	791	35,951
PharMerica Corp. (a)	600	14,760
Quest Diagnostics, Inc.	400	38,976
Wellcare Health Plans, Inc. (a)	378	53,374
		414,328
Health Care Technology - 0.7%
athenahealth, Inc. (a)	262	30,898
Medidata Solutions, Inc. (a)	1,284	71,801
		102,699
Life Sciences Tools & Services - 0.8%
Bio-Rad Laboratories, Inc. Class A (a)	128	24,914
INC Research Holdings, Inc. Class A (a)	1,491	65,082
VWR Corp. (a)	1,034	29,055
		119,051
Pharmaceuticals - 1.9%
Akorn, Inc. (a)	600	12,486
Catalent, Inc. (a)	3,116	89,429
Flamel Technologies SA sponsored ADR (a)	525	5,597
GW Pharmaceuticals PLC ADR (a)	177	22,086
Jazz Pharmaceuticals PLC (a)	111	14,721
Lannett Co., Inc. (a)	900	19,800
Mallinckrodt PLC (a)	250	13,105
Patheon NV	810	25,515
Prestige Brands Holdings, Inc. (a)	299	16,929
Revance Therapeutics, Inc. (a)	1,306	27,426
Sucampo Pharmaceuticals, Inc. Class A (a)	1,000	11,750
TherapeuticsMD, Inc. (a)	6,608	41,498
		300,342

TOTAL HEALTH CARE		1,758,034

INDUSTRIALS - 17.0%
Aerospace & Defense - 1.2%
HEICO Corp. Class A	826	58,605
Huntington Ingalls Industries, Inc.	100	21,850
Moog, Inc. Class A (a)	400	27,032
Spirit AeroSystems Holdings, Inc. Class A	700	43,127
Textron, Inc.	800	37,840
		188,454
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	400	22,740
Forward Air Corp.	1,011	50,095
Park-Ohio Holdings Corp.	300	13,395
		86,230
Airlines - 0.7%
Air Canada (a)	2,248	22,646
Alaska Air Group, Inc.	300	29,346
JetBlue Airways Corp. (a)	1,600	31,936
SkyWest, Inc.	800	28,120
		112,048
Building Products - 0.8%
Allegion PLC	282	20,470
Owens Corning	700	40,943
Patrick Industries, Inc. (a)	524	41,841
USG Corp. (a)	700	23,611
		126,865
Commercial Services & Supplies - 3.2%
Brady Corp. Class A	1,184	45,288
Casella Waste Systems, Inc. Class A (a)	5,084	59,381
Clean Harbors, Inc. (a)	1,451	84,100
Deluxe Corp.	400	29,436
G&K Services, Inc. Class A	272	25,704
Herman Miller, Inc.	1,524	45,415
LSC Communications, Inc.	137	3,894
Multi-Color Corp.	357	25,597
Pitney Bowes, Inc.	1,300	17,732
R.R. Donnelley & Sons Co.	366	6,138
Ritchie Brothers Auctioneers, Inc.	558	18,799
Steelcase, Inc. Class A	957	15,312
Waste Connection, Inc. (United States)	1,345	117,540
		494,336
Construction & Engineering - 0.2%
Chicago Bridge & Iron Co. NV	900	30,213
Electrical Equipment - 0.8%
Generac Holdings, Inc. (a)	711	27,757
Hubbell, Inc. Class B	148	17,556
Sensata Technologies Holding BV (a)	1,895	77,790
		123,103
Industrial Conglomerates - 0.1%
ITT, Inc.	400	16,388
Machinery - 4.1%
Allison Transmission Holdings, Inc.	1,511	54,366
Crane Co.	400	28,916
Douglas Dynamics, Inc.	1,096	36,552
Global Brass & Copper Holdings, Inc.	600	20,190
John Bean Technologies Corp.	84	7,510
Kennametal, Inc.	740	27,447
Lincoln Electric Holdings, Inc.	460	38,737
Proto Labs, Inc. (a)	478	26,099
RBC Bearings, Inc. (a)	533	49,729
Snap-On, Inc.	425	72,110
Tennant Co.	808	56,762
Timken Co.	600	26,520
Toro Co.	1,904	114,640
Wabtec Corp.	623	49,915
Woodward, Inc.	401	28,250
		637,743
Marine - 0.4%
Kirby Corp. (a)	789	54,599
Professional Services - 1.8%
51job, Inc. sponsored ADR (a)	128	4,602
Advisory Board Co. (a)	379	17,055
CEB, Inc.	1,254	97,248
Manpower, Inc.	300	29,112
TransUnion Holding Co., Inc. (a)	939	34,828
TriNet Group, Inc. (a)	2,862	76,845
TrueBlue, Inc. (a)	689	17,880
		277,570
Road & Rail - 1.9%
Avis Budget Group, Inc. (a)	1,492	51,593
Heartland Express, Inc.	2,283	47,349
Knight Transportation, Inc.	1,730	56,571
Landstar System, Inc.	605	52,514
Roadrunner Transportation Systems, Inc. (a)	923	6,959
Ryder System, Inc.	400	30,460
Saia, Inc. (a)	338	16,342
Swift Transporation Co. (a)	600	13,032
U.S.A. Truck, Inc. (a)	96	913
Werner Enterprises, Inc.	882	24,696
		300,429
Trading Companies & Distributors - 1.2%
Applied Industrial Technologies, Inc.	521	32,849
GATX Corp.	400	23,232
HD Supply Holdings, Inc. (a)	173	7,439
MSC Industrial Direct Co., Inc. Class A	361	36,313
United Rentals, Inc. (a)	382	48,907
Watsco, Inc.	241	35,733
		184,473

TOTAL INDUSTRIALS		2,632,451

INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 1.4%
Applied Optoelectronics, Inc. (a)	148	6,796
Brocade Communications Systems, Inc.	1,600	19,696
Ciena Corp. (a)	1,882	49,572
EMCORE Corp.	707	6,328
Infinera Corp. (a)	845	9,168
Juniper Networks, Inc.	1,200	33,600
Lumentum Holdings, Inc. (a)	428	19,645
Oclaro, Inc. (a)	972	8,262
Plantronics, Inc.	400	21,424
Viavi Solutions, Inc. (a)	4,885	48,948
		223,439
Electronic Equipment & Components - 2.4%
Arrow Electronics, Inc. (a)	500	36,100
Benchmark Electronics, Inc. (a)	700	21,770
CDW Corp.	861	50,713
Fabrinet (a)	310	12,881
Flextronics International Ltd. (a)	2,200	36,278
FLIR Systems, Inc.	680	24,963
Jabil Circuit, Inc.	1,200	30,612
Keysight Technologies, Inc. (a)	159	5,978
Methode Electronics, Inc. Class A	629	26,104
Sanmina Corp. (a)	700	27,300
Trimble, Inc. (a)	1,576	48,903
Universal Display Corp.	258	21,891
Vishay Intertechnology, Inc.	900	14,265
Zebra Technologies Corp. Class A (a)	173	15,693
		373,451
Internet Software & Services - 3.7%
2U, Inc. (a)	1,730	63,232
Alarm.com Holdings, Inc. (a)	134	3,824
Alphabet, Inc. Class C (a)	40	32,928
Autobytel, Inc. (a)	725	9,063
Box, Inc. Class A (a)	674	11,876
Carbonite, Inc. (a)	992	19,294
Care.com, Inc. (a)	2,024	20,645
ChannelAdvisor Corp. (a)	2,093	22,500
Cimpress NV (a)	274	21,978
CoStar Group, Inc. (a)	133	27,023
Criteo SA sponsored ADR (a)	550	25,839
Facebook, Inc. Class A (a)	56	7,590
Five9, Inc. (a)	724	11,519
GoDaddy, Inc. (a)	484	17,835
GrubHub, Inc. (a)	919	32,220
Hortonworks, Inc. (a)	2,060	20,476
Instructure, Inc. (a)	686	15,709
Internap Network Services Corp. (a)	1,313	2,954
j2 Global, Inc.	47	3,827
Match Group, Inc. (a)	868	14,027
New Relic, Inc. (a)	842	29,622
Q2 Holdings, Inc. (a)	1,139	40,947
Shutterstock, Inc. (a)	479	20,889
SPS Commerce, Inc. (a)	194	10,734
Stamps.com, Inc. (a)	422	53,214
Twilio, Inc. Class A	189	5,995
Wix.com Ltd. (a)	209	13,021
XO Group, Inc. (a)	690	12,717
		571,498
IT Services - 1.9%
Broadridge Financial Solutions, Inc.	193	13,381
Conduent, Inc. (a)	360	5,792
Convergys Corp.	700	15,316
CoreLogic, Inc. (a)	669	26,218
Euronet Worldwide, Inc. (a)	465	38,493
Gartner, Inc. (a)	479	49,438
Maximus, Inc.	644	38,427
PayPal Holdings, Inc. (a)	355	14,910
Square, Inc. (a)	3,462	59,962
Teradata Corp. (a)	750	23,325
Unisys Corp. (a)	956	13,288
Virtusa Corp. (a)	136	4,217
		302,767
Semiconductors & Semiconductor Equipment - 1.5%
Cabot Microelectronics Corp.	497	34,402
Inphi Corp. (a)	201	9,435
Linear Technology Corp.	897	57,928
M/A-COM Technology Solutions Holdings, Inc. (a)	187	8,619
Marvell Technology Group Ltd.	510	7,956
Maxim Integrated Products, Inc.	185	8,196
Microsemi Corp. (a)	291	15,080
Qorvo, Inc. (a)	300	19,830
Synaptics, Inc. (a)	200	10,630
Teradyne, Inc.	1,230	34,981
United Microelectronics Corp. sponsored ADR	10,046	20,494
		227,551
Software - 3.8%
8x8, Inc. (a)	228	3,443
Adobe Systems, Inc. (a)	133	15,739
Aspen Technology, Inc. (a)	394	22,907
Barracuda Networks, Inc. (a)	777	18,384
Cadence Design Systems, Inc. (a)	2,284	70,576
Callidus Software, Inc. (a)	1,838	34,646
CommVault Systems, Inc. (a)	146	7,161
Descartes Systems Group, Inc. (a)	401	8,411
Descartes Systems Group, Inc. (a)	936	19,703
Ebix, Inc.	77	4,813
Electronic Arts, Inc. (a)	50	4,325
Ellie Mae, Inc. (a)	190	18,156
Guidewire Software, Inc. (a)	644	35,188
HubSpot, Inc. (a)	185	11,008
Imperva, Inc. (a)	496	20,336
Manhattan Associates, Inc. (a)	480	24,072
Nuance Communications, Inc. (a)	1,470	25,034
QAD, Inc. Class A	218	5,984
Qualys, Inc. (a)	197	6,885
Rapid7, Inc. (a)	197	2,985
RealPage, Inc. (a)	802	27,068
RingCentral, Inc. (a)	1,049	28,008
Splunk, Inc. (a)	262	16,173
SS&C Technologies Holdings, Inc.	3,042	106,531
TeleNav, Inc. (a)	633	5,159
Tyler Technologies, Inc. (a)	222	33,666
Zendesk, Inc. (a)	245	6,671
		583,032
Technology Hardware, Storage & Peripherals - 0.9%
3D Systems Corp. (a)	1,109	16,857
CPI Card Group	607	2,732
NCR Corp. (a)	800	38,456
Seagate Technology LLC	600	28,914
Stratasys Ltd. (a)	1,657	32,759
Xerox Corp.	1,800	13,392
		133,110

TOTAL INFORMATION TECHNOLOGY		2,414,848

MATERIALS - 5.1%
Chemicals - 2.4%
A. Schulman, Inc.	700	23,625
Axalta Coating Systems (a)	1,091	31,759
Cabot Corp.	605	35,078
CF Industries Holdings, Inc.	174	5,467
Eastman Chemical Co.	602	48,311
Huntsman Corp.	2,581	58,331
Kraton Performance Polymers, Inc. (a)	100	2,723
Methanex Corp.	860	43,829
Orion Engineered Carbons SA	767	15,954
Quaker Chemical Corp.	93	12,246
The Mosaic Co.	1,149	35,837
Trinseo SA	400	27,660
Tronox Ltd. Class A	1,630	28,248
		369,068
Construction Materials - 0.1%
U.S. Concrete, Inc. (a)	118	7,434
Containers & Packaging - 1.5%
Aptargroup, Inc.	1,012	75,404
Crown Holdings, Inc. (a)	1,197	64,147
Owens-Illinois, Inc. (a)	1,200	23,760
Packaging Corp. of America	615	56,844
Silgan Holdings, Inc.	185	11,030
Smurfit Kappa Group PLC	302	8,042
		239,227
Metals & Mining - 0.6%
Alcoa Corp.	178	6,157
Century Aluminum Co. (a)	763	10,747
Constellium NV (a)	2,247	18,313
Ferroglobe PLC	1,595	17,210
Ferroglobe Representation & Warranty Insurance	2,166	0
Reliance Steel & Aluminum Co.	300	25,395
Ryerson Holding Corp. (a)	385	4,177
United States Steel Corp.	113	4,375
		86,374
Paper & Forest Products - 0.5%
Clearwater Paper Corp. (a)	300	16,680
Domtar Corp.	170	6,475
Kapstone Paper & Packaging Corp.	1,213	27,414
Mercer International, Inc. (SBI)	865	10,423
P.H. Glatfelter Co.	1,000	22,100
		83,092

TOTAL MATERIALS		785,195

REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.4%
CBL & Associates Properties, Inc.	1,100	11,033
CorEnergy Infrastructure Trust, Inc.	600	21,414
Corrections Corp. of America	1,100	37,070
EastGroup Properties, Inc.	613	45,570
Gladstone Commercial Corp.	800	16,648
Government Properties Income Trust	1,200	24,732
Hospitality Properties Trust (SBI)	1,200	38,136
Independence Realty Trust, Inc.	2,500	22,975
Medical Properties Trust, Inc.	1,900	25,498
Mid-America Apartment Communities, Inc.	450	46,229
National Retail Properties, Inc.	1,288	58,269
National Storage Affiliates Trust	1,467	35,531
Outfront Media, Inc.	1,050	27,248
Piedmont Office Realty Trust, Inc. Class A	1,700	38,998
Preferred Apartment Communities, Inc. Class A	1,100	15,026
RLJ Lodging Trust	1,733	39,443
Sabra Health Care REIT, Inc.	1,800	48,960
Select Income REIT	1,300	33,800
Senior Housing Properties Trust (SBI)	1,900	38,950
Summit Hotel Properties, Inc.	2,200	33,858
WP Glimcher, Inc.	2,200	20,394
		679,782
Real Estate Management & Development - 0.5%
HFF, Inc.	921	27,308
Howard Hughes Corp. (a)	46	5,353
Realogy Holdings Corp.	1,453	40,248
		72,909

TOTAL REAL ESTATE		752,691

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Vonage Holdings Corp. (a)	1,816	10,932
UTILITIES - 1.5%
Electric Utilities - 0.9%
Entergy Corp.	450	34,497
FirstEnergy Corp.	1,100	35,673
Portland General Electric Co.	1,224	55,484
Spark Energy, Inc. Class A,	400	10,800
		136,454
Independent Power and Renewable Electricity Producers - 0.3%
Calpine Corp. (a)	1,983	23,221
The AES Corp.	1,700	19,584
		42,805
Multi-Utilities - 0.3%
NorthWestern Energy Corp.	781	45,689
Water Utilities - 0.0%
American Water Works Co., Inc.	139	10,842

TOTAL UTILITIES		235,790

TOTAL COMMON STOCKS
(Cost $11,586,440)		13,915,146

Equity Funds - 4.5%
Mid-Cap Blend Funds - 3.7%
Fidelity SAI Small-Mid Cap 500 Index Fund (b)	52,370	578,685
Sector Funds - 0.8%
Fidelity SAI Real Estate Index Fund (b)	11,166	124,727
TOTAL EQUITY FUNDS
(Cost $674,442)		703,412

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.49% to 0.53% 4/20/17 to 5/11/17 (c)
(Cost $29,975)	30,000	29,974

Money Market Funds - 5.7%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46%(d)
(Cost $884,493)	884,524	884,517
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $13,175,350)		15,533,049
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(69,268)
NET ASSETS - 100%		$15,463,781

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
7 ICE Russell 2000 Index Contracts (United States)	March 2017	484,750	$2,831

The face value of futures purchased as a percentage of Net Assets is 3.1%

Legend

 (a) Non-income producing

 (b) Affiliated Fund

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $29,974.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity SAI Real Estate Index Fund	$--	$131,471	$--	$1,960	$124,727
Fidelity SAI Small-Mid Cap 500 Index Fund	--	788,865	247,500	2,104	578,685
Total	$--	$920,336	$247,500	$4,064	$703,412

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,024,330	$2,024,330	$--	$--
Consumer Staples	334,184	334,184	--	--
Energy	525,756	525,756	--	--
Financials	2,440,935	2,440,935	--	--
Health Care	1,758,034	1,756,167	--	1,867
Industrials	2,632,451	2,632,451	--	--
Information Technology	2,414,848	2,414,848	--	--
Materials	785,195	785,195	--	--
Real Estate	752,691	752,691	--	--
Telecommunication Services	10,932	10,932	--	--
Utilities	235,790	235,790	--	--
Equity Funds	703,412	703,412	--	--
Other Short-Term Investments	29,974	--	29,974	--
Money Market Funds	884,517	884,517
Total Investments in Securities:	$15,533,049	$15,501,208	$29,974	$1,867
Derivative Instruments:
Assets
Futures Contracts	$2,831	$2,831	$--	$--
Total Assets	$2,831	$2,831	$--	$--
Total Derivative Instruments:	$2,831	$2,831	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,831	$0
Total Equity Risk	2,831	0
Total Value of Derivatives	$2,831	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,500,908)	$14,829,637
Affiliated issuers (cost $674,442)	703,412
Total Investments (cost $13,175,350)		$15,533,049
Receivable for investments sold		91,705
Receivable for fund shares sold		11,696
Dividends receivable		12,272
Prepaid expenses		108
Receivable from investment adviser for expense reductions		8,004
Other receivables		461
Total assets		15,657,295
Liabilities
Payable for investments purchased	$84,874
Payable for fund shares redeemed	38,020
Accrued management fee	9,603
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	7,455
Audit fee payable	39,918
Custody fee payable	11,859
Other affiliated payables	1,759
Total liabilities		193,514
Net Assets		$15,463,781
Net Assets consist of:
Paid in capital		$13,003,041
Accumulated net investment loss		(105)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		100,315
Net unrealized appreciation (depreciation) on investments		2,360,530
Net Assets		$15,463,781
Small-Mid Cap Multi-Manager:
Net Asset Value, offering price and redemption price per share ($13,250,890 ÷ 1,365,049 shares)		$9.71
Class F:
Net Asset Value, offering price and redemption price per share ($1,959,231 ÷ 200,772 shares)		$9.76
Class L:
Net Asset Value, offering price and redemption price per share ($127,356 ÷ 13,135 shares)		$9.70
Class N:
Net Asset Value, offering price and redemption price per share ($126,304 ÷ 13,096 shares)		$9.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$175,799
Affiliated issuers		4,064
Interest		538
Total income		180,401
Expenses
Management fee	$113,733
Transfer agent fees	15,615
Distribution and service plan fees	281
Accounting fees and expenses	5,686
Custodian fees and expenses	51,906
Independent trustees' fees and expenses	206
Registration fees	42,401
Audit	75,452
Legal	9,739
Miscellaneous	2,327
Total expenses before reductions	317,346
Expense reductions	(150,642)	166,704
Net investment income (loss)		13,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,068,197
Affiliated issuers	1,607
Foreign currency transactions	320
Futures contracts	70,440
Realized gain distributions from underlying funds:
Affiliated issuers	1,575
Total net realized gain (loss)		3,142,139
Change in net unrealized appreciation (depreciation) on: Investment securities	1,680,327
Futures contracts	69,258
Total change in net unrealized appreciation (depreciation)		1,749,585
Net gain (loss)		4,891,724
Net increase (decrease) in net assets resulting from operations		$4,905,421

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,697	$(57,868)
Net realized gain (loss)	3,142,139	1,438,937
Change in net unrealized appreciation (depreciation)	1,749,585	(6,367,599)
Net increase (decrease) in net assets resulting from operations	4,905,421	(4,986,530)
Distributions to shareholders from net investment income	(5,001)	–
Distributions to shareholders from net realized gain	(2,720,619)	(2,307,894)
Total distributions	(2,725,620)	(2,307,894)
Share transactions - net increase (decrease)	(16,998,320)	3,132,287
Redemption fees	352	218
Total increase (decrease) in net assets	(14,818,167)	(4,161,919)
Net Assets
Beginning of period	30,281,948	34,443,867
End of period	$15,463,781	$30,281,948
Other Information
Accumulated net investment loss end of period	$(105)	$(6,235)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.10	$11.40	$13.46	$12.25	$11.24
Income from Investment Operations
Net investment income (loss)B	.01	(.02)	(.04)	(.03)	.04
Net realized and unrealized gain (loss)	2.76	(1.54)	.70	3.24	1.30
Total from investment operations	2.77	(1.56)	.66	3.21	1.34
Distributions from net investment income	–C	–	–	–	(.04)D
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(2.00)	(.30)D
Total distributions	(2.16)	(.74)	(2.72)	(2.00)	(.33)E
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$9.71	$9.10	$11.40	$13.46	$12.25
Total ReturnF	31.35%	(14.27)%	5.88%	27.21%	12.26%
Ratios to Average Net AssetsG
Expenses before reductions	2.17%	1.41%	1.34%	1.25%	1.16%
Expenses net of fee waivers, if any	1.15%	1.16%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.15%	1.16%	1.16%	1.16%	1.16%
Net investment income (loss)	.08%	(.18)%	(.29)%	(.19)%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$13,251	$28,621	$32,904	$57,019	$44,361
Portfolio turnover rateH	120%	89%	85%	117%	66%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.13	$11.42	$13.47	$12.25	$11.49
Income from Investment Operations
Net investment income (loss)C	.02	(.01)	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	2.77	(1.54)	.69	3.24	.91
Total from investment operations	2.79	(1.55)	.67	3.23	.92
Distributions from net investment income	–D	–	–	–	(.04)E
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(2.01)	(.12)E
Total distributions	(2.16)	(.74)	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capitalC,D	–	–	–	–	–
Net asset value, end of period	$9.76	$9.13	$11.42	$13.47	$12.25
Total ReturnF,G	31.46%	(14.16)%	5.95%	27.40%	8.11%
Ratios to Average Net AssetsH
Expenses before reductions	2.10%	1.31%	1.29%	1.24%	1.11%I
Expenses net of fee waivers, if any	1.05%	1.06%	1.06%	1.06%	1.06%I
Expenses net of all reductions	1.04%	1.06%	1.06%	1.05%	1.06%I
Net investment income (loss)	.19%	(.08)%	(.19)%	(.09)%	.38%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,959	$1,468	$1,314	$763	$186
Portfolio turnover rateJ	120%	89%	85%	117%	66%

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.09	$11.39	$13.45	$14.28
Income from Investment Operations
Net investment income (loss)C	.01	(.02)	(.04)	(.01)
Net realized and unrealized gain (loss)	2.76	(1.54)	.70	.93
Total from investment operations	2.77	(1.56)	.66	.92
Distributions from net investment income	–D	–	–	–
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(1.75)
Total distributions	(2.16)	(.74)	(2.72)	(1.75)
Redemption fees added to paid in capitalC,D	–	–	–	–
Net asset value, end of period	$9.70	$9.09	$11.39	$13.45
Total ReturnE,F	31.39%	(14.29)%	5.89%	6.84%
Ratios to Average Net AssetsG
Expenses before reductions	2.21%	1.40%	1.37%	1.54%H
Expenses net of fee waivers, if any	1.15%	1.16%	1.16%	1.16%H
Expenses net of all reductions	1.15%	1.16%	1.16%	1.16%H
Net investment income (loss)	.09%	(.18)%	(.29)%	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$127	$97	$113	$107
Portfolio turnover rateI	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$11.38	$13.44	$14.28
Income from Investment Operations
Net investment income (loss)C	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss)	2.74	(1.52)	.70	.92
Total from investment operations	2.72	(1.57)	.63	.90
Distributions from net realized gain	(2.15)	(.74)	(2.69)	(1.74)
Total distributions	(2.15)	(.74)	(2.69)	(1.74)
Redemption fees added to paid in capitalC,D	–	–	–	–
Net asset value, end of period	$9.64	$9.07	$11.38	$13.44
Total ReturnE,F	30.86%	(14.42)%	5.62%	6.73%
Ratios to Average Net AssetsG
Expenses before reductions	2.45%	1.65%	1.62%	1.81%H
Expenses net of fee waivers, if any	1.40%	1.41%	1.41%	1.41%H
Expenses net of all reductions	1.40%	1.41%	1.41%	1.41%H
Net investment income (loss)	(.16)%	(.43)%	(.54)%	(.42)%H
Supplemental Data
Net assets, end of period (000 omitted)	$126	$96	$113	$107
Portfolio turnover rateI	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Small-Mid Cap Multi Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,664,278
Gross unrealized depreciation	(400,093)
Net unrealized appreciation (depreciation) on securities	$2,264,185
Tax Cost	$13,268,864

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$323
Undistributed long-term capital gain	$196,669
Net unrealized appreciation (depreciation) on securities and other investments	$2,264,185

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$11,251	$ 57,528
Long-term Capital Gains	2,714,369	2,250,366
Total	$2,725,620	$ 2,307,894

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $70,440 and a change in net unrealized appreciation (depreciation) of $69,258 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $17,023,015 and $35,085,337, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners)(formerly Arrowpoint Asset Management, LLC), J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, Systematic Financial Management, L.P. (through September 19, 2016) and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Advisory Research, Inc., AllianceBernstein, L.P. (AB), FIAM LLC (an affiliate of the investment adviser), Fisher Investments, Geode Capital Management, LLC, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA), Systematic Financial Management, L.P. and Victory Capital Management, Inc. (formerly RS Investment Management Co. LLC) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$281	$281

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$15,394.12
Class L	111.10
Class N	110.10
	$15,615

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $1,461.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations (a)	Expense Limitations (b)	Expense Limitations (c)	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	1.15%	1.15%	$129,538
Class F	1.06%	1.05%	1.06%	17,208
Class L	1.16%	1.15%	1.15%	1,185
Class N	1.41%	1.40%	1.40%	1,177

 (a) Expense limitation effective March 1, 2016.

 (b) Expense limitation effective June 1, 2016.

 (c) Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Small-Mid Cap Multi-Manager	$4,349	$–
Class F	609	–
Class L	43	–
Total	$5,001	$–
From net realized gain
Small-Mid Cap Multi-Manager	$2,346,043	$2,192,558
Class F	328,655	100,434
Class L	23,021	7,482
Class N	22,900	7,420
Total	$2,720,619	$2,307,894

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Small-Mid Cap Multi-Manager
Shares sold	93,372	68,234	$934,953	$721,553
Reinvestment of distributions	251,105	215,320	2,350,346	2,192,558
Shares redeemed	(2,123,204)	(26,828)	(20,705,531)	(271,699)
Net increase (decrease)	(1,778,727)	256,726	$(17,420,232)	$2,642,412
Class F
Shares sold	64,975	64,042	$655,798	$679,517
Reinvestment of distributions	34,991	9,889	329,264	100,434
Shares redeemed	(59,866)	(28,287)	(609,114)	(304,978)
Net increase (decrease)	40,100	45,644	$375,948	$474,973
Class L
Reinvestment of distributions	2,467	735	$23,064	$7,482
Net increase (decrease)	2,467	735	$23,064	$7,482
Class N
Reinvestment of distributions	2,460	731	$22,900	$7,420
Net increase (decrease)	2,460	731	$22,900	$7,420

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 79% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Small-Mid Cap Multi-Manager	1.15%
Actual		$1,000.00	$1,114.00	$6.03
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class F	1.06%
Actual		$1,000.00	$1,114.40	$5.56
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class L	1.15%
Actual		$1,000.00	$1,114.10	$6.03
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class N	1.40%
Actual		$1,000.00	$1,112.40	$7.33
Hypothetical-C		$1,000.00	$1,017.85	$7.00

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small-Mid Cap Multi-Manager	04/10/17	04/07/17	$0.120
Class F	04/10/17	04/07/17	$0.120
Class L	04/10/17	04/07/17	$0.120
Class N	04/10/17	04/07/17	$0.120

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2017, $2,911,038, or, if subsequently determined to be different, the net capital gain of such year.

Small-Mid Cap Multi-Manager, Class F and Class L designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Small-Mid Cap Multi-Manager, Class F and Class L designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), AllianceBernstein L.P. (AB), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC (Pyramis)), Fisher Investments, Inc. (Fisher Investments), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Investment Advisers LLC (NBIA), Portolan Capital Management, LLC (Portolan), Systematic Financial Management, L.P. (Systematic), and The Boston Company Asset Management, LLC (Boston Company) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with FIAM on behalf of the fund to reflect the change in the sub-adviser's name from Pyramis to FIAM, noting that no other contract terms were impacted and that FIAM will continue to provide the same services to the fund. The Board also approved an amendment to the fee schedule in each of the sub-advisory agreements with ARI and Portolan, which has the potential to lower the amount of the fees paid by Strategic Advisers to each of ARI and Portolan, on behalf of the fund. The Board noted that the terms of each amended sub-advisory agreement are identical to those of the existing sub-advisory agreement with the applicable sub-adviser, except with respect to the date of execution and the fee schedule. The Board also noted that the amended sub-advisory agreements would not result in changes to the nature, extent, and quality of the services provided to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreements with ARI, FIAM, and Portolan, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreements with ARI, FIAM, and Portolan, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreements with ARI, FIAM, and Portolan is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, AB, FIAM, Fisher Investments, Invesco, Kennedy Capital, NBIA, Portolan, Systematic, and Boston Company(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period and in the third quartile for the three-year period ended December 31, 2015. The Board also noted that Class F had out-performed 65% and under-performed 56% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.15%, 1.15%, and 1.40%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.05% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class F, Class L, and Class N were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the retail class and Class L ranked below median. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market. The Board considered that, effective June 1, 2016, Strategic Advisers voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.05%. The Board considered that, if the 1.05% voluntary expense reimbursement had been in effect during the 12-month period ended December 31, 2015, the Class F's total expense ratio would have ranked below the median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreements with ARI, FIAM, and Portolan should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 8, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in each of the existing sub-advisory agreements with Advisory Research (Advisory) and Portolan Capital Management (Portolan) for the fund (the Amended Sub-Advisory Agreements), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to each of Advisory and Portolan, on behalf of the fund. The terms of each Amended Sub-Advisory Agreement are identical to those of the existing respective sub-advisory agreement with each sub-adviser, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each respective Amended Sub-Advisory Agreement.

In considering whether to approve each Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding Advisory and Portolan, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of each current sub-advisory agreement at its September 2015 Board meeting. The Board also considered the information provided by Advisory and Portolan in June 2016 in connection with the 2016 anticipated annual renewal of each current sub-advisory agreement with Advisory and Portolan.

The Board considered that each Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered each sub-adviser's representation that each respective Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it received information regarding each sub-adviser's historical investment performance in managing fund assets at its June 2016 Board meeting. The Board did not consider performance to be a material factor in its decision to approve each Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreements would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board considered that the new fee schedule under the Amended Sub-Advisory Agreement with Advisory will not result in any changes to the fund's total management fee or total fund expenses because Strategic Advisers has not allocated any assets of the fund to Advisory at this time. The Board considered that to the extent Strategic Advisers allocates assets of the fund to Advisory in the future, the new fee schedule under the Amended Sub-Advisory Agreement would result in lower fees to be paid by Strategic Advisers to Advisory, on behalf of the fund, compared to the fees that would be paid under the current Sub-Advisory Agreement. With respect to the Amended Sub-Advisory Agreement with Portolan, the Board considered that the new fee schedule is expected to lower the amount of fees paid by Strategic Advisers to Portolan on behalf of the fund. The Board also considered that if total fund expenses fall below the limits of the expense reimbursement arrangements in place for each class of the fund, the Amended Sub-Advisory Agreement with Portolan has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. The Board also considered that each respective Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee, Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund or Strategic Advisers' expense reimbursement arrangements for each class of the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve each Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviewed information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2016 Board meeting.

Possible Economies of Scale.  The Board considered that each Amended Sub-Advisory Agreement, like each current Sub-Advisory Agreement with each respective sub-adviser, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to Advisory Research and Portolan as assets allocated to each sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2016 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered to the fund and that each Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 8, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with LSV Asset Management (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that the same investment personnel and support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser lineup. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.15%, 1.15% and 1.40%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated or modified by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement and that the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund's advisory contracts at the September 2016 meeting.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 4d

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund with respect to Geode's SMID strategy.

	# of Votes	% of Votes
Affirmative	8,219,394.70	68.925
Against	3,659,582.75	30.688
Abstain	46,125.86	0.387
TOTAL	11,925,103.31	100.000
Proposal 1 reflects trust wide proposal and voting results.

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AMM-L-AMM-N-ANN-0417
1.9585979.103

Strategic Advisers® Core Income Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Core Income Fund	4.60%	2.96%	5.02%

 A From September 27, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on September 27, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,875	Strategic Advisers® Core Income Fund
$14,855	Bloomberg Barclays U.S. Aggregate Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2017, a volatile period marked by early-period concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.42% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017; returns were positive in both January and February, aided by coupon (stated interest) returns. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, with a gain of 6.42%. U.S. Treasuries, meanwhile, severely lagged spread-based sectors, returning -1.24%. Most securitized sectors managed a slightly positive return. Outside the index, riskier, non-core fixed-income segments, including high-yield debt securities (+22%), led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose about 3%, according to Bloomberg Barclays.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund gained 4.60%, handily outpacing the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s strong relative performance largely was fueled by manager allocations to out-of-benchmark high-yield bonds and emerging-markets (EM) debt, as these sectors sharply rebounded this period. The top relative contributors were the Core Investment Grade strategy from sub-adviser FIAM® and Fidelity® Total Bond Fund. The FIAM strategy outperformed the Fund’s benchmark by a sizable margin, led by holdings of energy-related securities, primarily from high-yield issuers. Fidelity® Total Bond Fund also generated strong relative performance, fueled by holdings of high-yield bonds, EM debt, floating-rate bank loans and Treasury Inflation-Protected Securities (TIPS). PIMCO Total Return Fund was another leading contributor, and also benefited from allocations to high-yield, EM debt and TIPS, albeit in smaller doses than Fidelity Total Bond Fund. On the downside, there were a few small detractors, including Fidelity Long-Term Treasury Bond Index Fund and Fidelity U.S. Bond Index Fund. Both positions were sold by period end. In terms of noteworthy portfolio adjustments, I eliminated the Fund's direct high-yield exposure due to valuation concerns by selling our small positions in T. Rowe Price High Yield Fund and MainStay High Yield Corporate Bond Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	20.0	20.1
Fidelity Total Bond Fund	18.4	17.5
U.S. Treasury Obligations	7.7	3.9
Western Asset Core Plus Bond Fund Class I	7.6	7.8
Metropolitan West Total Return Bond Fund Class M	6.8	7.2
Fannie Mae	4.5	4.8
Prudential Total Return Bond Fund Class A	3.8	3.6
Western Asset Core Bond Fund Class I	3.7	3.7
PIMCO Income Fund Institutional Class	3.3	2.8
DoubleLine Total Return Bond Fund Class N	2.9	3.3
	78.7

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Corporate Bonds	7.4%
U.S. Government and U.S. Government Agency Obligations	15.8%
Asset-Backed Securities	0.3%
CMOs and Other Mortgage Related Securities	0.9%
Municipal Securities	0.4%
Intermediate Government Funds	0.1%
Intermediate-Term Bond Funds	74.5%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

As of August 31, 2016
Corporate Bonds	8.8%
U.S. Government and U.S. Government Agency Obligations	12.2%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	1.5%
Municipal Securities	0.4%
High Yield Fixed-Income Funds	1.5%
Intermediate Government Funds	0.1%
Intermediate-Term Bond Funds	74.6%
Long Government Bond Funds	0.4%
Other Investments	0.3%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 7.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.1%
Ford Motor Co.:
6.375% 2/1/29	$2,670,000	$3,090,680
6.625% 10/1/28	770,000	918,110
General Motors Co.:
3.5% 10/2/18	3,180,000	3,252,870
6.25% 10/2/43	1,365,000	1,555,723
General Motors Financial Co., Inc.:
2.625% 7/10/17	1,015,000	1,019,079
3.25% 5/15/18	1,670,000	1,697,867
3.5% 7/10/19	3,787,000	3,893,286
3.7% 5/9/23	13,335,000	13,455,202
4.25% 5/15/23	1,875,000	1,943,513
4.375% 9/25/21	7,321,000	7,719,599
		38,545,929
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd.:
4.25% 6/15/23	425,000	454,283
6.875% 8/15/18	650,000	698,339
President and Fellows of Harvard College:
3.15% 7/15/46	190,000	176,179
3.3% 7/15/56	190,000	174,344
		1,503,145
Hotels, Restaurants & Leisure - 0.1%
Marriott International, Inc. 3.125% 6/15/26	1,090,000	1,048,047
McDonald's Corp.:
1.875% 5/29/19	1,400,000	1,398,496
2.625% 1/15/22	680,000	680,794
2.75% 12/9/20	1,005,000	1,022,809
3.7% 1/30/26	3,139,000	3,220,510
4.7% 12/9/35	2,753,000	2,923,981
		10,294,637
Household Durables - 0.1%
D.R. Horton, Inc. 4% 2/15/20	19,700,000	20,488,000
Newell Brands, Inc. 4.2% 4/1/26	515,000	541,742
Toll Brothers Finance Corp.:
4.375% 4/15/23	5,000,000	5,087,500
5.875% 2/15/22	12,000,000	13,136,400
		39,253,642
Media - 0.4%
21st Century Fox America, Inc.:
4.95% 10/15/45	50,000	52,589
5.4% 10/1/43	965,000	1,063,280
6.15% 3/1/37	2,054,000	2,452,435
6.15% 2/15/41	2,650,000	3,190,809
7.75% 12/1/45	1,484,000	2,102,969
CBS Corp. 4.3% 2/15/21	270,000	285,730
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	11,002,000	11,559,647
4.908% 7/23/25	7,565,000	7,981,067
6.384% 10/23/35	2,535,000	2,897,675
6.484% 10/23/45	570,000	662,657
Comcast Corp.:
3.3% 2/1/27	70,000	69,740
3.6% 3/1/24	850,000	879,954
4.6% 8/15/45	2,465,000	2,563,918
5.7% 7/1/19	1,100,000	1,198,366
Discovery Communications LLC 5.625% 8/15/19	225,000	243,217
NBCUniversal, Inc.:
4.375% 4/1/21	430,000	463,847
5.15% 4/30/20	3,135,000	3,431,787
Scripps Networks Interactive, Inc.:
3.5% 6/15/22	1,105,000	1,126,925
3.95% 6/15/25	710,000	728,749
Time Warner Cable, Inc.:
4% 9/1/21	16,424,000	17,035,893
5.5% 9/1/41	2,591,000	2,678,920
5.875% 11/15/40	5,543,000	6,011,644
6.55% 5/1/37	6,351,000	7,339,076
6.75% 7/1/18	1,413,000	1,500,024
7.3% 7/1/38	6,393,000	7,996,774
8.25% 4/1/19	6,565,000	7,339,841
8.75% 2/14/19	1,400,000	1,572,683
Time Warner, Inc.:
3.8% 2/15/27	2,900,000	2,870,037
4% 1/15/22	1,125,000	1,173,538
4.7% 1/15/21	2,175,000	2,325,841
4.9% 6/15/42	7,000,000	6,948,977
6.2% 3/15/40	2,433,000	2,821,428
Viacom, Inc.:
5.625% 9/15/19	775,000	834,682
5.85% 9/1/43	345,000	366,559
Walt Disney Co.:
1.85% 7/30/26	1,330,000	1,203,263
2.55% 2/15/22	335,000	338,644
2.75% 8/16/21	200,000	204,779
		113,517,964
Specialty Retail - 0.0%
Home Depot, Inc.:
2.125% 9/15/26	1,265,000	1,176,708
2.625% 6/1/22	260,000	262,536
3.75% 2/15/24	870,000	924,605
4.875% 2/15/44	525,000	603,717
5.875% 12/16/36	300,000	383,759
Lowe's Companies, Inc. 4.25% 9/15/44	585,000	606,636
		3,957,961

TOTAL CONSUMER DISCRETIONARY		207,073,278

CONSUMER STAPLES - 0.4%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	10,553,000	10,664,408
3.3% 2/1/23	13,075,000	13,348,281
3.65% 2/1/26	12,330,000	12,509,956
4.7% 2/1/36	10,761,000	11,577,921
4.9% 2/1/46	13,351,000	14,668,650
Anheuser-Busch InBev Worldwide, Inc.:
3.75% 1/15/22	1,593,000	1,677,429
5.375% 1/15/20	4,375,000	4,777,347
Constellation Brands, Inc. 4.75% 11/15/24	5,595,000	6,039,243
PepsiCo, Inc.:
2.75% 3/5/22	900,000	911,535
2.75% 3/1/23	780,000	783,704
3.1% 7/17/22	260,000	267,175
3.6% 3/1/24	2,352,000	2,485,276
4.5% 1/15/20	1,925,000	2,067,785
		81,778,710
Food & Staples Retailing - 0.0%
CVS Health Corp.:
3.5% 7/20/22	1,525,000	1,569,504
5.125% 7/20/45	125,000	139,336
5.3% 12/5/43	265,000	301,017
Kroger Co. 2.3% 1/15/19	170,000	171,323
Wal-Mart Stores, Inc.:
5.25% 9/1/35	780,000	928,398
5.625% 4/1/40	525,000	650,935
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	2,632,000	2,690,380
		6,450,893
Food Products - 0.0%
General Mills, Inc. 5.65% 2/15/19	440,000	472,127
H.J. Heinz Co.:
3% 6/1/26	615,000	580,691
5% 7/15/35	190,000	200,077
5.2% 7/15/45	310,000	327,497
Kraft Foods Group, Inc. 5.375% 2/10/20	1,750,000	1,897,854
The J.M. Smucker Co. 3.5% 3/15/25	310,000	315,344
Tyson Foods, Inc. 3.95% 8/15/24	450,000	460,530
Unilever Capital Corp. 4.25% 2/10/21	375,000	403,148
		4,657,268
Household Products - 0.0%
Procter& Gamble Co. 3.1% 8/15/23	1,005,000	1,037,470
Tobacco - 0.1%
Altria Group, Inc.:
2.85% 8/9/22	1,570,000	1,570,251
4% 1/31/24	1,830,000	1,930,655
9.25% 8/6/19	449,000	527,652
Philip Morris International, Inc. 3.875% 8/21/42	975,000	927,677
Reynolds American, Inc.:
2.3% 6/12/18	2,234,000	2,249,173
4% 6/12/22	1,548,000	1,626,389
5.7% 8/15/35	1,287,000	1,492,889
6.15% 9/15/43	1,299,000	1,578,572
7.25% 6/15/37	2,443,000	3,257,462
		15,160,720

TOTAL CONSUMER STAPLES		109,085,061

ENERGY - 1.1%
Energy Equipment & Services - 0.0%
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,212,000	1,306,240
Halliburton Co.:
4.75% 8/1/43	570,000	593,523
6.7% 9/15/38	170,000	214,922
Nabors Industries, Inc. 4.625% 9/15/21	2,090,000	2,126,575
		4,241,260
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Finance Co. 7.5% 5/1/31	4,758,000	6,107,502
Anadarko Petroleum Corp.:
4.85% 3/15/21	1,762,000	1,894,132
5.55% 3/15/26	4,166,000	4,678,126
6.6% 3/15/46	4,900,000	6,137,157
6.95% 7/1/24	975,000	1,166,785
Apache Corp.:
3.25% 4/15/22	270,000	272,687
6% 1/15/37	415,000	482,196
BP Capital Markets PLC 3.245% 5/6/22	2,960,000	3,027,994
Buckeye Partners LP 2.65% 11/15/18	125,000	125,892
Canadian Natural Resources Ltd. 5.85% 2/1/35	2,743,000	3,059,498
Chesapeake Energy Corp.:
6.625% 8/15/20	28,840,000	28,695,800
8% 12/15/22 (a)	8,662,000	9,160,065
Chevron Corp.:
1.961% 3/3/20	650,000	650,349
2.355% 12/5/22	840,000	822,336
2.566% 5/16/23	4,322,000	4,274,043
4.95% 3/3/19	975,000	1,037,766
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	949,000	954,144
3.3% 6/1/20	4,641,000	4,729,207
4.5% 6/1/25	1,418,000	1,505,038
5.8% 6/1/45	1,779,000	2,114,751
Conoco, Inc. 6.95% 4/15/29	425,000	547,421
ConocoPhillips Co. 2.4% 12/15/22	2,350,000	2,291,433
DCP Midstream LLC:
4.75% 9/30/21 (a)	2,017,000	2,082,553
5.35% 3/15/20 (a)	2,258,000	2,365,255
5.85% 5/21/43 (a)(b)	7,892,000	7,379,020
DCP Midstream Operating LP:
2.5% 12/1/17	1,182,000	1,182,000
2.7% 4/1/19	1,070,000	1,061,975
3.875% 3/15/23	17,626,000	17,009,090
5.6% 4/1/44	3,773,000	3,471,160
Devon Energy Corp.:
5% 6/15/45	290,000	295,572
5.6% 7/15/41	475,000	509,234
Ecopetrol SA:
4.125% 1/16/25	270,000	261,765
5.875% 5/28/45	400,000	361,200
El Paso Corp. 6.5% 9/15/20	12,030,000	13,533,630
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	1,148,000	1,138,947
3.9% 5/15/24 (b)	1,210,000	1,184,603
Enbridge Energy Partners LP 4.2% 9/15/21	2,044,000	2,134,658
Enbridge, Inc.:
4.25% 12/1/26	1,943,000	2,007,189
5.5% 12/1/46	2,242,000	2,428,584
Encana Corp. 6.5% 8/15/34	200,000	228,856
Enterprise Products Operating LP:
4.85% 3/15/44	2,150,000	2,228,899
6.5% 1/31/19	2,075,000	2,250,381
EOG Resources, Inc.:
3.9% 4/1/35	205,000	199,554
4.1% 2/1/21	285,000	300,835
Exxon Mobil Corp.:
2.397% 3/6/22	1,575,000	1,577,044
4.114% 3/1/46	855,000	893,010
Kinder Morgan Energy Partners LP:
4.15% 3/1/22	885,000	921,147
4.15% 2/1/24	300,000	306,476
Magellan Midstream Partners LP 4.25% 9/15/46	65,000	62,325
Marathon Petroleum Corp. 5.125% 3/1/21	2,870,000	3,126,727
Motiva Enterprises LLC 5.75% 1/15/20 (a)	1,497,000	1,616,032
MPLX LP:
4.5% 7/15/23	1,235,000	1,295,585
5.2% 3/1/47	125,000	127,661
Nakilat, Inc. 6.067% 12/31/33 (a)	666,000	771,761
Noble Energy, Inc.:
4.15% 12/15/21	1,185,000	1,244,980
5.25% 11/15/43	295,000	311,008
6% 3/1/41	360,000	413,172
Occidental Petroleum Corp.:
2.6% 4/15/22	325,000	325,198
2.7% 2/15/23	1,655,000	1,640,755
3.125% 2/15/22	472,000	482,875
4.1% 2/1/21	670,000	712,397
ONEOK Partners LP:
3.375% 10/1/22	1,065,000	1,067,557
6.65% 10/1/36	400,000	466,818
Petro-Canada 6.8% 5/15/38	350,000	458,543
Petrobras Global Finance BV:
5.625% 5/20/43	8,280,000	6,603,300
7.25% 3/17/44	34,097,000	32,916,903
Petroleos Mexicanos:
4.25% 1/15/25	1,040,000	989,560
4.625% 9/21/23	7,965,000	7,980,850
4.875% 1/18/24	2,616,000	2,625,941
5.375% 3/13/22 (a)	2,525,000	2,641,024
6.375% 2/4/21	2,660,000	2,892,085
6.375% 1/23/45	11,698,000	11,130,647
6.5% 3/13/27 (a)	1,440,000	1,530,360
6.5% 6/2/41	49,530,000	47,915,322
Phillips 66 Co. 4.3% 4/1/22	1,979,000	2,120,683
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,550,000	10,751,378
Schlumberger Investment SA 3.65% 12/1/23	210,000	219,615
Shell International Finance BV:
2% 11/15/18	2,670,000	2,688,124
2.125% 5/11/20	850,000	852,303
3.25% 5/11/25	1,465,000	1,477,826
4.3% 9/22/19	425,000	450,168
Southwestern Energy Co. 5.8% 1/23/20 (b)	3,298,000	3,265,020
Spectra Energy Partners LP:
2.95% 9/25/18	585,000	592,644
4.6% 6/15/21	390,000	414,468
4.75% 3/15/24	6,000,000	6,426,906
Sunoco Logistics Partner Operations LP 5.35% 5/15/45	850,000	865,695
The Williams Companies, Inc.:
3.7% 1/15/23	2,512,000	2,461,760
4.55% 6/24/24	12,246,000	12,429,690
Total Capital International SA 2.7% 1/25/23	1,375,000	1,370,361
Valero Energy Corp. 4.9% 3/15/45	305,000	310,149
Western Gas Partners LP:
4% 7/1/22	270,000	278,699
4.65% 7/1/26	1,249,000	1,306,353
5.375% 6/1/21	4,846,000	5,259,611
Williams Partners LP:
3.6% 3/15/22	660,000	671,638
4% 11/15/21	812,000	843,859
4.125% 11/15/20	394,000	413,637
4.3% 3/4/24	2,607,000	2,698,490
4.9% 1/15/45	470,000	461,238
5.25% 3/15/20	150,000	162,336
XTO Energy, Inc. 5.5% 6/15/18	225,000	236,518
		341,425,514

TOTAL ENERGY		345,666,774

FINANCIALS - 2.9%
Banks - 1.7%
Abbey National Treasury Services PLC 2.35% 9/10/19	295,000	296,555
Bank of America Corp.:
3.3% 1/11/23	14,177,000	14,270,526
3.5% 4/19/26	5,358,000	5,314,991
3.875% 8/1/25	8,206,000	8,386,967
3.95% 4/21/25	12,773,000	12,819,277
4% 1/22/25	43,905,000	44,336,586
4.1% 7/24/23	16,299,000	17,061,728
4.2% 8/26/24	2,028,000	2,092,872
4.25% 10/22/26	3,838,000	3,911,502
4.443% 1/20/48 (b)	1,200,000	1,220,094
5.49% 3/15/19	800,000	849,343
5.65% 5/1/18	1,325,000	1,382,778
5.875% 1/5/21	1,630,000	1,821,887
Barclays PLC:
2.75% 11/8/19	3,769,000	3,798,330
4.337% 1/10/28	1,855,000	1,875,080
4.375% 1/12/26	1,015,000	1,033,737
BNP Paribas SA 2.375% 5/21/20	495,000	494,765
CIT Group, Inc. 5% 8/1/23	7,000,000	7,402,500
Citigroup, Inc.:
1.85% 11/24/17	7,690,000	7,717,453
2.05% 12/7/18	50,590,000	50,723,052
2.9% 12/8/21	2,470,000	2,478,457
3.2% 10/21/26	1,725,000	1,659,355
3.4% 5/1/26	1,045,000	1,022,026
3.7% 1/12/26	3,440,000	3,451,118
4.05% 7/30/22	1,159,000	1,210,650
4.4% 6/10/25	5,137,000	5,276,166
4.45% 9/29/27	2,430,000	2,487,960
4.5% 1/14/22	2,773,000	2,965,249
4.6% 3/9/26	1,810,000	1,880,002
5.5% 9/13/25	7,460,000	8,217,063
Citizens Bank NA 2.55% 5/13/21	1,705,000	1,700,616
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	3,115,000	3,201,351
4.3% 12/3/25	9,918,000	10,214,042
Commonwealth Bank of Australia 2.3% 3/12/20	600,000	601,145
Corporacion Andina de Fomento 2% 5/10/19	975,000	977,626
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	16,272,000	16,021,086
3.8% 9/15/22	10,230,000	10,338,182
3.8% 6/9/23	9,457,000	9,465,890
4.55% 4/17/26	2,315,000	2,395,312
Credit Suisse New York Branch:
1.7% 4/27/18	1,220,000	1,220,937
4.375% 8/5/20	650,000	689,143
Discover Bank:
2% 2/21/18	4,000,000	4,011,676
3.45% 7/27/26	435,000	426,205
7% 4/15/20	3,143,000	3,495,575
Export-Import Bank of Korea 5.125% 6/29/20	800,000	870,368
Fifth Third Bancorp:
4.5% 6/1/18	520,000	537,306
8.25% 3/1/38	603,000	858,009
HBOS PLC 6.75% 5/21/18 (a)	773,000	813,255
HSBC Holdings PLC:
4% 3/30/22	5,325,000	5,567,538
4.25% 3/14/24	1,872,000	1,905,561
Huntington Bancshares, Inc. 7% 12/15/20	404,000	464,666
Intesa Sanpaolo SpA 5.017% 6/26/24 (a)	25,900,000	24,364,389
Japan Bank International Cooperation 2.25% 2/24/20	1,600,000	1,600,101
JPMorgan Chase & Co.:
2.2% 10/22/19	1,621,000	1,629,757
2.35% 1/28/19	1,528,000	1,544,443
2.95% 10/1/26	4,804,000	4,596,126
3.2% 1/25/23	4,600,000	4,656,999
3.25% 9/23/22	460,000	469,281
3.625% 5/13/24	2,830,000	2,901,463
3.625% 12/1/27	780,000	759,062
3.875% 2/1/24	130,000	135,853
3.875% 9/10/24	11,110,000	11,320,123
4.125% 12/15/26	7,855,000	8,047,707
4.25% 10/15/20	1,747,000	1,863,979
4.26% 2/22/48 (b)	680,000	685,732
4.35% 8/15/21	4,947,000	5,302,566
4.625% 5/10/21	1,718,000	1,855,282
4.95% 3/25/20	4,618,000	4,996,270
6.3% 4/23/19	900,000	981,433
Peoples United Bank 4% 7/15/24	300,000	301,098
PNC Bank NA 3.25% 6/1/25	2,010,000	2,033,111
PNC Financial Services Group, Inc.:
2.854% 11/9/22	275,000	273,977
3.9% 4/29/24	375,000	388,915
Rabobank Nederland 4.375% 8/4/25	7,713,000	7,867,854
Regions Bank 6.45% 6/26/37	2,533,000	2,885,556
Regions Financial Corp. 3.2% 2/8/21	3,096,000	3,154,728
Royal Bank of Canada 4.65% 1/27/26	7,103,000	7,563,487
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	21,274,000	21,532,543
6% 12/19/23	24,750,000	26,281,060
6.1% 6/10/23	26,988,000	28,647,546
6.125% 12/15/22	5,889,000	6,260,513
Santander UK Group Holdings PLC 2.875% 10/16/20	550,000	551,294
Societe Generale 4.25% 4/14/25 (a)	24,400,000	23,564,056
Sumitomo Mitsui Banking Corp. 3.95% 7/19/23	250,000	262,277
SunTrust Banks, Inc.:
2.7% 1/27/22	540,000	539,870
3.3% 5/15/26	1,240,000	1,209,268
Svenska Handelsbanken AB 2.5% 1/25/19	585,000	591,997
U.S. Bancorp 2.625% 1/24/22	3,020,000	3,032,663
Wells Fargo & Co.:
2.1% 7/26/21	1,530,000	1,498,880
3% 2/19/25	3,275,000	3,205,426
4.125% 8/15/23	280,000	293,366
4.65% 11/4/44	1,760,000	1,803,769
		514,687,378
Capital Markets - 0.8%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,847,000	1,901,808
Credit Suisse AG 6% 2/15/18	2,745,000	2,852,074
Deutsche Bank AG 4.5% 4/1/25	9,996,000	9,572,769
Deutsche Bank AG London Branch:
1.875% 2/13/18	595,000	594,911
2.85% 5/10/19	10,180,000	10,232,071
Goldman Sachs Group, Inc.:
2.625% 1/31/19	8,273,000	8,374,427
2.9% 7/19/18	4,471,000	4,538,664
3.625% 1/22/23	5,200,000	5,332,465
3.85% 7/8/24	1,900,000	1,953,639
4% 3/3/24	3,845,000	4,001,165
5.25% 7/27/21	2,497,000	2,745,611
5.75% 1/24/22	3,211,000	3,616,745
5.95% 1/18/18	1,219,000	1,265,154
6.15% 4/1/18	1,100,000	1,152,140
6.75% 10/1/37	38,243,000	47,931,788
IntercontinentalExchange, Inc.:
2.75% 12/1/20	1,768,000	1,798,322
3.75% 12/1/25	3,162,000	3,291,911
Lazard Group LLC 4.25% 11/14/20	2,944,000	3,090,873
Morgan Stanley:
1.875% 1/5/18	19,544,000	19,607,283
2.375% 7/23/19	7,611,000	7,663,021
3.125% 7/27/26	36,413,000	35,050,680
3.7% 10/23/24	6,543,000	6,682,569
3.75% 2/25/23	9,155,000	9,460,100
3.875% 4/29/24	4,975,000	5,143,931
3.875% 1/27/26	165,000	168,330
4.1% 5/22/23	2,000,000	2,073,712
5% 11/24/25	30,109,000	32,468,100
5.625% 9/23/19	500,000	541,635
5.75% 1/25/21	4,996,000	5,567,832
6.625% 4/1/18	2,019,000	2,122,847
Nomura Holdings, Inc. 2.75% 3/19/19	840,000	849,683
The Bank of New York Mellon Corp. 3.4% 5/15/24	750,000	768,129
UBS AG Stamford Branch 2.375% 8/14/19	495,000	498,255
		242,912,644
Consumer Finance - 0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	1,949,000	1,977,338
4.5% 5/15/21	1,455,000	1,539,870
5% 10/1/21	2,185,000	2,363,864
American Express Credit Corp. 2.2% 3/3/20	2,390,000	2,387,514
Capital One Bank U.S.A. NA 3.375% 2/15/23	3,695,000	3,713,250
Discover Financial Services:
3.85% 11/21/22	2,293,000	2,340,612
3.95% 11/6/24	2,567,000	2,582,245
4.1% 2/9/27	645,000	649,771
5.2% 4/27/22	1,093,000	1,188,421
Ford Motor Credit Co. LLC:
2.551% 10/5/18	200,000	201,625
2.943% 1/8/19	12,780,000	12,989,605
3.157% 8/4/20	200,000	203,704
3.2% 1/15/21	3,700,000	3,760,517
5.75% 2/1/21	1,430,000	1,581,958
HSBC Finance Corp. 6.676% 1/15/21	1,050,000	1,189,244
Hyundai Capital America 2.125% 10/2/17 (a)	881,000	883,198
Synchrony Financial:
1.875% 8/15/17	909,000	909,734
3% 8/15/19	1,335,000	1,355,439
3.75% 8/15/21	2,016,000	2,076,792
4.25% 8/15/24	2,379,000	2,462,286
		46,356,987
Diversified Financial Services - 0.1%
Arch Capital Finance LLC 4.011% 12/15/26	185,000	190,654
Berkshire Hathaway Finance Corp. 3% 5/15/22	845,000	866,450
Berkshire Hathaway, Inc.:
2.75% 3/15/23	2,640,000	2,648,366
3.125% 3/15/26	1,015,000	1,019,710
4.5% 2/11/43	500,000	541,322
Brixmor Operating Partnership LP 4.125% 6/15/26	2,238,000	2,271,037
GE Capital International Funding Co.:
2.342% 11/15/20	3,179,000	3,204,620
3.373% 11/15/25	1,880,000	1,937,178
4.418% 11/15/35	1,577,000	1,688,223
General Electric Capital Corp.:
3.1% 1/9/23	1,792,000	1,848,731
3.45% 5/15/24	920,000	959,329
5.55% 5/4/20	1,096,000	1,219,359
5.875% 1/14/38	408,000	523,294
National Rural Utilities Cooperative Finance Corp. 2.3% 11/15/19	820,000	827,696
Private Export Funding Corp. 2.8% 5/15/22	3,300,000	3,389,080
		23,135,049
Insurance - 0.2%
ACE INA Holdings, Inc.:
2.7% 3/13/23	1,105,000	1,099,942
3.15% 3/15/25	1,615,000	1,628,753
4.35% 11/3/45	240,000	256,816
AIA Group Ltd. 2.25% 3/11/19 (a)	776,000	777,399
American International Group, Inc.:
4.5% 7/16/44	1,580,000	1,545,885
4.875% 6/1/22	7,528,000	8,171,260
Aon Corp. 5% 9/30/20	540,000	584,694
Five Corners Funding Trust 4.419% 11/15/23 (a)	3,420,000	3,636,674
Great-West Life & Annuity Insurance Co. 3.5753% 5/16/46 (a)(b)	2,630,000	2,340,700
Hartford Financial Services Group, Inc.:
5.125% 4/15/22	4,954,000	5,494,254
5.5% 3/30/20	990,000	1,079,858
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	1,847,000	2,006,874
Lincoln National Corp. 6.3% 10/9/37	185,000	220,834
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	1,140,000	1,163,994
4.8% 7/15/21	1,026,000	1,115,081
MetLife, Inc.:
4.368% 9/15/23 (b)	910,000	980,744
7.717% 2/15/19	650,000	721,803
Pacific Life Insurance Co. 9.25% 6/15/39 (a)	1,338,000	2,073,537
Pacific LifeCorp 6% 2/10/20 (a)	885,000	962,518
Pricoa Global Funding I 5.375% 5/15/45 (b)	5,278,000	5,515,510
Prudential Financial, Inc.:
4.5% 11/16/21	1,118,000	1,212,090
7.375% 6/15/19	438,000	490,631
The Chubb Corp. 6% 5/11/37	300,000	385,622
The Travelers Companies, Inc.:
4.6% 8/1/43	680,000	748,516
5.8% 5/15/18	1,025,000	1,075,493
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	1,102,000	1,122,789
Unum Group:
5.625% 9/15/20	3,216,000	3,528,833
5.75% 8/15/42	2,238,000	2,526,266
		52,467,370

TOTAL FINANCIALS		879,559,428

HEALTH CARE - 0.4%
Biotechnology - 0.1%
AbbVie, Inc.:
2.9% 11/6/22	421,000	418,482
3.6% 5/14/25	2,025,000	2,016,293
4.7% 5/14/45	1,120,000	1,126,485
Amgen, Inc.:
3.45% 10/1/20	410,000	427,169
3.625% 5/22/24	4,455,000	4,589,728
4.4% 5/1/45	1,335,000	1,310,692
4.5% 3/15/20	1,500,000	1,595,111
Baxalta, Inc. 5.25% 6/23/45	580,000	630,626
Celgene Corp. 5% 8/15/45	660,000	700,808
Gilead Sciences, Inc.:
3.25% 9/1/22	195,000	199,415
4.4% 12/1/21	1,120,000	1,207,725
4.5% 4/1/21	1,295,000	1,396,366
4.5% 2/1/45	115,000	115,169
4.8% 4/1/44	530,000	555,420
		16,289,489
Health Care Equipment & Supplies - 0.0%
Abbott Laboratories:
2.55% 3/15/22	500,000	490,904
2.9% 11/30/21	1,915,000	1,918,472
Becton, Dickinson & Co.:
3.125% 11/8/21	1,050,000	1,074,575
4.685% 12/15/44	175,000	186,551
Medtronic, Inc.:
1.375% 4/1/18	350,000	349,924
2.5% 3/15/20	90,000	91,328
4.625% 3/15/45	1,300,000	1,411,675
Stryker Corp.:
3.375% 5/15/24	700,000	707,982
3.5% 3/15/26	675,000	688,120
Zimmer Biomet Holdings, Inc. 2.7% 4/1/20	465,000	467,891
		7,387,422
Health Care Providers & Services - 0.1%
Aetna, Inc. 2.75% 11/15/22	1,480,000	1,481,464
Ascension Health:
3.945% 11/15/46	465,000	460,671
4.847% 11/15/53	250,000	278,494
Cardinal Health, Inc.:
3.2% 6/15/22	405,000	409,814
4.625% 12/15/20	200,000	215,328
Childrens Hospital Corp. 4.115% 1/1/47	580,000	594,299
Cigna Corp.:
4% 2/15/22	1,910,000	2,008,548
4.375% 12/15/20	305,000	324,528
5.125% 6/15/20	560,000	606,989
5.375% 2/15/42	450,000	520,214
Coventry Health Care, Inc. 5.45% 6/15/21	2,329,000	2,596,199
HCA Holdings, Inc.:
3.75% 3/15/19	3,362,000	3,446,050
4.75% 5/1/23	205,000	214,994
5.875% 3/15/22	250,000	275,938
6.5% 2/15/20	3,683,000	4,043,161
Laboratory Corp. of America Holdings 4.7% 2/1/45	980,000	959,641
McKesson Corp.:
4.75% 3/1/21	240,000	258,378
6% 3/1/41	535,000	630,366
7.5% 2/15/19	660,000	727,007
Medco Health Solutions, Inc. 4.125% 9/15/20	1,049,000	1,100,051
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	140,000	140,021
New York & Presbyterian Hospital:
4.024% 8/1/45	550,000	542,846
4.063% 8/1/56	540,000	510,744
NYU Hospitals Center 5.75% 7/1/43	185,000	224,751
Providence St. Joseph Health Obligated Group 2.746% 10/1/26	780,000	742,271
Quest Diagnostics, Inc.:
4.7% 3/30/45	100,000	101,219
5.75% 1/30/40	68,000	75,230
RWJ Barnabas Health, Inc. 3.949% 7/1/46	265,000	249,879
The Johns Hopkins Health System Corp. 3.837% 5/15/46	400,000	395,266
UnitedHealth Group, Inc.:
2.875% 3/15/22	25,000	25,441
2.875% 3/15/23	2,175,000	2,196,400
4.7% 2/15/21	240,000	260,871
4.75% 7/15/45	450,000	507,182
6.875% 2/15/38	700,000	965,920
WellPoint, Inc.:
3.125% 5/15/22	2,620,000	2,630,677
3.3% 1/15/23	6,575,000	6,629,204
		37,350,056
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
2.95% 9/19/26	240,000	230,262
3% 4/15/23	680,000	671,843
3.15% 1/15/23	365,000	365,764
		1,267,869
Pharmaceuticals - 0.2%
Actavis Funding SCS:
2.45% 6/15/19	295,000	296,735
4.75% 3/15/45	1,375,000	1,398,614
Allergan PLC:
1.875% 10/1/17	829,000	830,922
6.125% 8/15/19	725,000	791,243
GlaxoSmithKline Capital PLC 2.85% 5/8/22	710,000	719,754
GlaxoSmithKline Capital, Inc. 2.8% 3/18/23	1,500,000	1,506,294
Johnson & Johnson:
2.45% 3/1/26	570,000	548,272
3.625% 3/3/37	1,585,000	1,580,974
Merck & Co., Inc.:
2.4% 9/15/22	3,375,000	3,353,430
3.7% 2/10/45	650,000	629,018
3.875% 1/15/21	1,800,000	1,912,858
Mylan N.V.:
2.5% 6/7/19	4,209,000	4,209,976
3.15% 6/15/21	6,494,000	6,496,098
3.95% 6/15/26	2,804,000	2,738,555
Mylan, Inc. 2.55% 3/28/19	150,000	150,240
Novartis Capital Corp.:
2.4% 9/21/22	4,695,000	4,655,252
4.4% 5/6/44	1,225,000	1,329,526
Perrigo Finance PLC 3.5% 12/15/21	948,000	950,148
Pfizer, Inc. 3% 12/15/26	1,695,000	1,679,943
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	3,260,000	3,154,200
Teva Pharmaceutical Finance Co. BV 2.95% 12/18/22	350,000	339,338
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	3,911,000	3,765,609
3.15% 10/1/26	4,383,000	4,056,655
Wyeth LLC 6.45% 2/1/24	2,485,000	3,031,757
Zoetis, Inc.:
3.25% 2/1/23	5,975,000	6,042,852
4.7% 2/1/43	675,000	687,147
		56,855,410

TOTAL HEALTH CARE		119,150,246

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
General Dynamics Corp. 2.25% 11/15/22	1,500,000	1,481,675
Lockheed Martin Corp.:
3.8% 3/1/45	735,000	701,693
4.25% 11/15/19	1,400,000	1,487,354
Northrop Grumman Corp. 4.75% 6/1/43	920,000	1,015,387
The Boeing Co. 4.875% 2/15/20	650,000	707,399
		5,393,508
Air Freight & Logistics - 0.0%
FedEx Corp. 3.25% 4/1/26	305,000	304,476
United Parcel Service, Inc.:
3.125% 1/15/21	370,000	383,623
5.125% 4/1/19	635,000	680,138
		1,368,237
Airlines - 0.0%
American Airelines 2014-1 Class A Pass-Through Trust Equipment Trust Certificate 3.7% 4/1/28	292,180	294,371
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	540,000	525,474
Continental Airlines, Inc.:
4.15% 4/11/24	910,508	944,652
6.545% 8/2/20	134,360	139,735
6.795% 2/2/20	4,002	4,082
Delta Air Lines, Inc. pass-thru trust certificates 6.821% 8/10/22	140,787	162,798
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	71,515	72,946
8.36% 1/20/19	406,384	422,640
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 2/15/27	179,834	189,051
		2,755,749
Building Products - 0.0%
Fortune Brands Home & Security, Inc. 3% 6/15/20	425,000	428,376
Masco Corp. 4.45% 4/1/25	1,610,000	1,676,091
		2,104,467
Commercial Services & Supplies - 0.0%
Republic Services, Inc. 5.5% 9/15/19	325,000	352,627
Waste Management, Inc. 2.9% 9/15/22	375,000	381,831
WMX Technologies, Inc. 4.6% 3/1/21	345,000	373,111
		1,107,569
Electrical Equipment - 0.0%
ABB Finance (U.S.A.), Inc. 2.875% 5/8/22	115,000	116,269
Fortive Corp. 3.15% 6/15/26 (a)	275,000	272,599
General Electric Capital Corp. 3.15% 9/7/22	646,000	667,768
		1,056,636
Industrial Conglomerates - 0.0%
Covidien International Finance SA 3.2% 6/15/22	865,000	885,033
Machinery - 0.0%
Caterpillar, Inc.:
2.6% 6/26/22	675,000	674,105
3.9% 5/27/21	1,730,000	1,847,752
Cummins, Inc. 4.875% 10/1/43	13,000	14,538
John Deere Capital Corp.:
2.8% 1/27/23	585,000	586,986
2.8% 3/6/23	2,460,000	2,468,526
Xylem, Inc.:
3.25% 11/1/26	225,000	222,498
4.875% 10/1/21	525,000	570,478
		6,384,883
Professional Services - 0.0%
Equifax, Inc. 3.3% 12/15/22	300,000	305,386
Road & Rail - 0.1%
Burlington Northern Santa Fe Corp. 7.95% 8/15/30	1,580,000	2,265,355
Burlington Northern Santa Fe LLC 4.1% 6/1/21	950,000	1,012,577
Canadian National Railway Co. 2.85% 12/15/21	600,000	610,875
CSX Corp.:
3.4% 8/1/24	600,000	610,518
6.15% 5/1/37	1,500,000	1,876,185
Norfolk Southern Corp. 5.9% 6/15/19	2,337,000	2,542,016
Union Pacific Corp.:
4% 2/1/21	943,000	1,000,722
4.3% 6/15/42	325,000	342,852
		10,261,100
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	1,941,000	1,947,479
3.375% 6/1/21	2,750,000	2,808,366
3.75% 2/1/22	4,752,000	4,904,040
3.875% 4/1/21	3,700,000	3,838,750
4.25% 9/15/24	3,212,000	3,331,008
4.75% 3/1/20	3,227,000	3,426,483
		20,256,126
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	755,000	860,549

TOTAL INDUSTRIALS		52,739,243

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
1.85% 9/20/21	1,345,000	1,319,062
2.2% 2/28/21	755,000	755,991
2.9% 3/4/21	150,000	154,001
3% 6/15/22	310,000	317,415
4.95% 2/15/19	550,000	585,515
		3,131,984
Electronic Equipment & Components - 0.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (a)	725,000	741,138
4.42% 6/15/21 (a)	1,405,000	1,474,338
		2,215,476
IT Services - 0.0%
Fiserv, Inc. 3.85% 6/1/25	2,120,000	2,187,762
IBM Corp.:
3.375% 8/1/23	315,000	326,525
3.625% 2/12/24	2,175,000	2,273,106
MasterCard, Inc. 3.375% 4/1/24	1,220,000	1,270,270
Total System Services, Inc. 4.8% 4/1/26	315,000	339,430
		6,397,093
Software - 0.1%
Autodesk, Inc. 3.125% 6/15/20	7,644,000	7,740,949
CA Technologies, Inc. 3.6% 8/1/20	555,000	573,795
Microsoft Corp.:
1.85% 2/12/20	550,000	551,935
2.375% 2/12/22	3,525,000	3,535,120
3.7% 8/8/46	1,800,000	1,704,202
4.1% 2/6/37	1,180,000	1,223,374
Oracle Corp.:
1.9% 9/15/21	2,305,000	2,262,938
2.5% 10/15/22	1,855,000	1,849,240
2.65% 7/15/26	2,595,000	2,493,808
2.8% 7/8/21	1,465,000	1,496,102
3.4% 7/8/24	850,000	873,440
4.125% 5/15/45	1,395,000	1,384,526
		25,689,429
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.:
2.4% 5/3/23	3,235,000	3,183,253
2.85% 5/6/21	885,000	907,038
3.25% 2/23/26	1,165,000	1,182,435
3.35% 2/9/27	835,000	847,207
Hewlett Packard Enterprise Co.:
2.85% 10/5/18	1,395,000	1,413,263
4.4% 10/15/22 (b)	5,700,000	5,988,608
HP, Inc. 4.3% 6/1/21	500,000	528,156
		14,049,960

TOTAL INFORMATION TECHNOLOGY		51,483,942

MATERIALS - 0.1%
Chemicals - 0.0%
Agrium, Inc.:
4.9% 6/1/43	825,000	861,907
5.25% 1/15/45	330,000	360,479
E.I. du Pont de Nemours & Co.:
2.8% 2/15/23	425,000	422,029
6% 7/15/18	950,000	1,005,771
Eastman Chemical Co. 4.65% 10/15/44	485,000	497,009
Ecolab, Inc. 4.35% 12/8/21	300,000	324,563
LYB International Finance II BV 3.5% 3/2/27	480,000	478,626
LyondellBasell Industries NV 6% 11/15/21	2,994,000	3,396,627
Monsanto Co. 4.7% 7/15/64	370,000	356,261
Praxair, Inc. 4.5% 8/15/19	220,000	233,585
The Dow Chemical Co.:
3% 11/15/22	650,000	658,737
4.125% 11/15/21	1,350,000	1,436,188
4.25% 11/15/20	2,524,000	2,686,041
		12,717,823
Containers & Packaging - 0.0%
International Paper Co.:
3.65% 6/15/24	2,805,000	2,863,992
4.75% 2/15/22	1,920,000	2,086,201
5% 9/15/35	405,000	435,407
Rock-Tenn Co. 4.9% 3/1/22	185,000	200,767
		5,586,367
Metals & Mining - 0.1%
Anglo American Capital PLC:
3.625% 5/14/20 (a)	5,007,000	5,088,364
4.125% 4/15/21 (a)	6,803,000	7,008,451
4.125% 9/27/22 (a)	1,333,000	1,356,328
Barrick North America Finance LLC 5.75% 5/1/43	330,000	388,068
BHP Billiton Financial (U.S.A.) Ltd.:
5% 9/30/43	520,000	598,952
6.25% 10/19/75 (a)(b)	1,979,000	2,169,479
Rio Tinto Finance (U.S.A.) Ltd. 3.75% 6/15/25	1,390,000	1,451,838
Southern Copper Corp. 5.875% 4/23/45	850,000	899,615
		18,961,095

TOTAL MATERIALS		37,265,285

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	801,000	804,077
4.6% 4/1/22	855,000	911,674
American Campus Communities Operating Partnership LP 3.75% 4/15/23	813,000	826,031
Boston Properties, Inc. 3.85% 2/1/23	1,175,000	1,224,437
Camden Property Trust:
2.95% 12/15/22	954,000	939,130
4.25% 1/15/24	2,838,000	2,963,056
Corporate Office Properties LP 5% 7/1/25	2,395,000	2,499,963
DDR Corp.:
3.625% 2/1/25	2,199,000	2,133,483
4.25% 2/1/26	4,062,000	4,077,216
4.625% 7/15/22	5,099,000	5,379,363
4.75% 4/15/18	1,652,000	1,692,677
7.5% 4/1/17	663,000	666,128
Duke Realty LP:
3.25% 6/30/26	805,000	785,286
3.625% 4/15/23	1,382,000	1,402,336
3.875% 10/15/22	2,108,000	2,202,782
4.375% 6/15/22	1,237,000	1,322,312
Equity One, Inc. 3.75% 11/15/22	3,200,000	3,278,365
Federal Realty Investment Trust 5.9% 4/1/20	351,000	387,466
Government Properties Income Trust 3.75% 8/15/19	4,010,000	4,048,953
Highwoods/Forsyth LP 3.2% 6/15/21	2,263,000	2,282,385
HRPT Properties Trust 6.65% 1/15/18	809,000	823,184
Lexington Corporate Properties Trust 4.4% 6/15/24	1,319,000	1,306,719
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	6,644,000	6,752,576
4.5% 1/15/25	1,245,000	1,245,942
4.5% 4/1/27	1,500,000	1,489,874
4.95% 4/1/24	1,152,000	1,189,887
5.25% 1/15/26	5,841,000	6,116,170
Realty Income Corp. 3% 1/15/27	1,015,000	965,062
Retail Opportunity Investments Partnership LP:
4% 12/15/24	877,000	842,408
5% 12/15/23	626,000	642,212
Select Income REIT 2.85% 2/1/18	145,000	146,122
Simon Property Group LP 3.25% 11/30/26	2,420,000	2,405,407
Weingarten Realty Investors 3.375% 10/15/22	472,000	474,984
WP Carey, Inc.:
4% 2/1/25	5,544,000	5,484,358
4.6% 4/1/24	7,436,000	7,695,650
		77,407,675
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	2,536,000	2,558,350
4.1% 10/1/24	3,830,000	3,839,541
4.95% 4/15/18	2,322,000	2,391,149
5.7% 5/1/17	567,000	570,705
CBRE Group, Inc. 4.875% 3/1/26	12,670,000	13,062,301
Digital Realty Trust LP 3.95% 7/1/22	3,488,000	3,631,549
Essex Portfolio LP 3.875% 5/1/24	2,685,000	2,766,208
Liberty Property LP:
3.25% 10/1/26	2,158,000	2,083,409
3.375% 6/15/23	4,307,000	4,313,465
4.125% 6/15/22	1,061,000	1,112,228
4.75% 10/1/20	2,674,000	2,848,388
Mack-Cali Realty LP:
2.5% 12/15/17	1,744,000	1,746,647
3.15% 5/15/23	3,436,000	3,225,301
4.5% 4/18/22	644,000	653,975
Mid-America Apartments LP:
4% 11/15/25	1,296,000	1,325,099
4.3% 10/15/23	666,000	698,402
Post Apartment Homes LP 3.375% 12/1/22	1,800,000	1,791,733
Tanger Properties LP:
3.125% 9/1/26	2,814,000	2,683,152
3.75% 12/1/24	2,653,000	2,668,862
3.875% 12/1/23	1,492,000	1,525,619
6.125% 6/1/20	1,439,000	1,588,282
Ventas Realty LP:
3.125% 6/15/23	1,414,000	1,392,494
4.125% 1/15/26	1,628,000	1,661,892
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	970,000	1,006,158
		61,144,909

TOTAL REAL ESTATE		138,552,584

TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.:
2.3% 3/11/19	60,000,000	60,328,800
3% 6/30/22	1,020,000	1,012,861
3.6% 2/17/23	10,834,000	10,932,449
3.8% 3/15/22	3,100,000	3,196,751
3.875% 8/15/21	1,130,000	1,171,976
4.5% 5/15/35	1,055,000	1,001,082
4.55% 3/9/49	611,000	551,872
4.75% 5/15/46	2,040,000	1,906,217
4.8% 6/15/44	515,000	486,038
5.35% 9/1/40	59,000	60,201
5.875% 10/1/19	1,592,000	1,737,643
6.3% 1/15/38	2,523,000	2,869,426
BellSouth Capital Funding Corp. 7.875% 2/15/30	56,000	69,455
British Telecommunications PLC:
2.35% 2/14/19	275,000	276,855
9.125% 12/15/30 (b)	575,000	860,574
CenturyLink, Inc.:
5.15% 6/15/17	214,000	215,631
6% 4/1/17	534,000	535,375
6.15% 9/15/19	2,129,000	2,272,708
Verizon Communications, Inc.:
3.45% 3/15/21	10,081,000	10,400,880
4.5% 9/15/20	48,080,000	51,279,532
4.522% 9/15/48	1,186,000	1,086,023
4.672% 3/15/55	1,971,000	1,801,041
5.012% 4/15/49 (a)	2,039,000	2,000,883
5.012% 8/21/54	1,837,000	1,777,676
6.1% 4/15/18	4,623,000	4,854,552
		162,686,501
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV 5% 3/30/20	1,175,000	1,259,874
Rogers Communications, Inc.:
3% 3/15/23	150,000	149,757
6.8% 8/15/18	200,000	214,467
		1,624,098

TOTAL TELECOMMUNICATION SERVICES		164,310,599

UTILITIES - 0.4%
Electric Utilities - 0.3%
Alabama Power Co.:
3.75% 3/1/45	850,000	822,422
3.85% 12/1/42	500,000	490,348
4.1% 1/15/42	225,000	224,433
Arizona Public Service Co. 3.75% 5/15/46	390,000	370,865
Baltimore Gas & Electric Co. 3.35% 7/1/23	470,000	483,603
CenterPoint Energy Houston Electric LLC 2.25% 8/1/22	530,000	522,224
Cleveland Electric Illuminating Co. 5.7% 4/1/17	851,000	853,559
Commonwealth Edison Co.:
3.65% 6/15/46	550,000	524,853
3.7% 3/1/45	315,000	301,971
4.6% 8/15/43	1,045,000	1,141,270
Connecticut Light & Power Co. 4.15% 6/1/45	345,000	355,433
Duke Energy Carolinas LLC:
2.95% 12/1/26	1,445,000	1,423,628
4.25% 12/15/41	1,125,000	1,175,952
6.1% 6/1/37	775,000	976,911
Duke Energy Corp. 2.1% 6/15/18	1,559,000	1,566,550
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	8,875,000	9,926,874
6.4% 9/15/20 (a)	4,858,000	5,432,070
Entergy Corp. 5.125% 9/15/20	545,000	587,187
Entergy Louisiana LLC:
2.4% 10/1/26	600,000	565,901
4.05% 9/1/23	880,000	933,713
FirstEnergy Corp.:
4.25% 3/15/23	12,580,000	13,117,518
7.375% 11/15/31	10,940,000	14,418,362
FirstEnergy Solutions Corp. 6.05% 8/15/21	5,244,000	1,966,500
Florida Power & Light Co. 2.75% 6/1/23	1,200,000	1,210,156
IPALCO Enterprises, Inc. 3.45% 7/15/20	8,163,000	8,305,853
LG&E and KU Energy LLC 3.75% 11/15/20	686,000	712,333
Mid-American Energy Co. 3.95% 8/1/47	525,000	529,171
Northern States Power Co. 6.25% 6/1/36	370,000	481,149
Pacific Gas & Electric Co.:
3.4% 8/15/24	250,000	256,353
5.125% 11/15/43	175,000	203,622
6.05% 3/1/34	2,225,000	2,818,497
PacifiCorp 5.75% 4/1/37	900,000	1,116,506
Pennsylvania Electric Co. 6.05% 9/1/17	1,245,000	1,269,771
PPL Capital Funding, Inc. 4.2% 6/15/22	495,000	522,539
PPL Electric Utilities Corp. 6.25% 5/15/39	250,000	326,817
Progress Energy, Inc. 4.875% 12/1/19	450,000	481,027
Public Service Co. of Colorado 2.5% 3/15/23	645,000	634,804
Public Service Electric & Gas Co.:
2.25% 9/15/26	295,000	275,189
3.65% 9/1/42	125,000	120,157
Puget Sound Energy, Inc. 5.764% 7/15/40	285,000	349,953
Southern California Edison Co. 3.6% 2/1/45	1,735,000	1,655,249
Virginia Electric & Power Co. 6% 5/15/37	1,375,000	1,723,590
Wisconsin Power & Light Co. 4.1% 10/15/44	240,000	241,916
		81,416,799
Gas Utilities - 0.0%
AGL Capital Corp.:
3.5% 9/15/21	1,030,000	1,057,016
4.4% 6/1/43	290,000	291,337
Southern Natural Gas Co. 5.9% 4/1/17 (a)(b)	732,000	734,632
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	527,000	559,004
		2,641,989
Independent Power and Renewable Electricity Producers - 0.0%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	12,900,000	13,738,500
Emera U.S. Finance LP:
2.15% 6/15/19	1,324,000	1,321,833
2.7% 6/15/21	1,304,000	1,296,836
3.55% 6/15/26	795,000	784,890
Exelon Generation Co. LLC 2.95% 1/15/20	120,000	121,580
PSEG Power LLC 3% 6/15/21	1,075,000	1,083,554
		18,347,193
Multi-Utilities - 0.1%
Ameren Illinois Co. 4.15% 3/15/46	310,000	322,966
Berkshire Hathaway Energy Co. 4.5% 2/1/45	755,000	795,426
Consolidated Edison Co. of New York, Inc. 4.3% 12/1/56	300,000	306,991
Dominion Resources, Inc.:
3.2982% 9/30/66 (b)	6,307,000	5,145,881
3.8232% 6/30/66 (b)	924,000	847,770
4.45% 3/15/21	1,660,000	1,770,133
NiSource Finance Corp.:
4.8% 2/15/44	230,000	247,652
5.45% 9/15/20	3,370,000	3,697,153
5.95% 6/15/41	640,000	772,477
NorthWestern Energy Corp. 4.176% 11/15/44	330,000	328,835
Puget Energy, Inc.:
3.65% 5/15/25	624,000	620,134
5.625% 7/15/22	4,555,000	5,076,083
6% 9/1/21	4,353,000	4,872,552
6.5% 12/15/20	1,405,000	1,579,279
San Diego Gas & Electric Co.:
2.5% 5/15/26	260,000	249,684
3.6% 9/1/23	1,025,000	1,078,961
Wisconsin Energy Corp. 6.25% 5/15/67 (b)	1,012,000	922,185
		28,634,162

TOTAL UTILITIES		131,040,143

TOTAL NONCONVERTIBLE BONDS
(Cost $2,206,559,767)		2,235,926,583

U.S. Government and Government Agency Obligations - 7.8%
U.S. Government Agency Obligations - 0.1%
Fannie Mae:
1.125% 10/19/18	$165,000	$164,893
1.5% 2/28/20	1,840,000	1,835,844
1.875% 9/24/26	1,020,000	949,097
2.125% 4/24/26	2,885,000	2,749,751
6.25% 5/15/29	520,000	698,486
Freddie Mac 1.5% 1/17/20	7,775,000	7,753,502
Tennessee Valley Authority:
2.875% 2/1/27	4,140,000	4,153,852
5.25% 9/15/39	150,000	189,704
5.5% 7/18/17	210,000	213,848
7.125% 5/1/30	460,000	660,112

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		19,369,089

U.S. Treasury Inflation-Protected Obligations - 2.1%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	93,730,183	90,871,557
1% 2/15/46	51,436,091	53,153,998
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/19	111,792,975	113,994,414
0.125% 4/15/20	159,798,800	162,791,850
0.375% 7/15/25	135,231,566	136,446,228
0.625% 1/15/26	76,063,749	77,975,376

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		635,233,423

U.S. Treasury Obligations - 5.6%
U.S. Treasury Bonds:
2.5% 2/15/46 (c)	99,210,000	89,858,664
2.75% 11/15/42	9,335,000	8,967,070
2.875% 5/15/43	32,415,000	31,842,681
2.875% 11/15/46	112,165,000	110,066,281
3% 11/15/44	2,540,000	2,551,806
3% 5/15/45	24,066,000	24,166,596
4.25% 11/15/40	20,640,000	25,402,515
4.625% 2/15/40	5,665,000	7,335,291
4.75% 2/15/41	2,045,000	2,700,598
6% 2/15/26	13,800,000	17,904,424
6.5% 11/15/26	8,040,000	10,924,664
8% 11/15/21	3,260,000	4,157,136
8.125% 8/15/21	405,000	513,527
U.S. Treasury Notes:
0.75% 7/31/18	14,860,000	14,790,336
0.75% 9/30/18	102,000,000	101,402,382
0.75% 10/31/18	8,670,000	8,611,408
1% 5/31/18	38,555,000	38,545,978
1% 9/15/18	9,325,000	9,307,879
1% 11/15/19	47,905,000	47,354,859
1.25% 11/30/18	37,480,000	37,526,850
1.25% 12/31/18	30,925,000	30,950,359
1.25% 10/31/21	428,880,000	416,784,297
1.375% 1/15/20	19,355,000	19,302,083
1.375% 4/30/21	13,530,000	13,301,154
1.5% 1/31/19	17,670,000	17,759,728
1.5% 10/31/19	51,330,000	51,428,246
1.625% 4/30/19	37,015,000	37,279,583
1.625% 4/30/23	35,165,000	34,181,470
1.875% 2/28/22	20,000	19,979
2% 11/30/20	18,495,000	18,692,952
2% 11/30/22	8,815,000	8,790,900
2% 2/15/25	20,775,000	20,328,670
2% 11/15/26	80,200,000	77,580,989
2.125% 9/30/21	40,865,000	41,308,753
2.125% 12/31/22	8,800,000	8,831,284
2.125% 2/29/24	145,060,000	144,447,992
2.25% 1/31/24	110,607,000	111,077,965
2.25% 11/15/25	6,135,000	6,087,552
2.25% 2/15/27	5,115,000	5,065,047
2.375% 8/15/24	3,095,000	3,122,926
2.625% 11/15/20	29,015,000	29,988,598

TOTAL U.S. TREASURY OBLIGATIONS		1,690,261,472

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,351,964,830)		2,344,863,984

U.S. Government Agency - Mortgage Securities - 8.0%
Fannie Mae - 4.5%
2% 8/1/31	1,942,388	1,893,105
2.5% 9/1/27 to 9/1/46	34,468,157	34,199,783
2.802% 6/1/36 (b)	22,269	23,266
2.969% 2/1/35 (b)	388,252	411,338
3% 12/1/26 to 1/1/47	324,539,408	325,014,738
3% 3/1/32 (d)	500,000	514,008
3% 3/1/32 (d)	1,000,000	1,028,016
3% 3/1/32 (d)	200,000	205,603
3% 3/1/32 (d)	200,000	205,603
3% 4/1/32 (d)	4,500,000	4,617,633
3% 10/1/46	6,047,800	6,013,311
3% 3/1/47 (d)(e)	2,000,000	1,986,016
3% 3/1/47 (d)	4,600,000	4,567,838
3% 3/1/47 (d)	1,000,000	993,008
3% 3/1/47 (d)	3,000,000	2,979,025
3% 3/1/47 (d)	26,400,000	26,215,416
3.14% 7/1/37 (b)	41,997	44,654
3.5% 9/1/25 to 2/1/47	306,305,105	316,031,177
3.5% 3/1/32 (d)	500,000	521,406
3.5% 3/1/32 (d)	3,000,000	3,128,438
3.5% 1/1/47	11,794,848	12,098,532
3.5% 3/1/47 (d)	1,000,000	1,024,653
3.5% 3/1/47 (d)	2,800,000	2,869,030
3.5% 3/1/47 (d)	5,500,000	5,635,594
3.5% 3/1/47 (d)	3,000,000	3,073,960
3.5% 3/1/47 (d)	1,500,000	1,536,980
3.5% 3/1/47 (d)	2,000,000	2,049,307
3.5% 3/1/47 (d)	3,000,000	3,073,960
3.5% 3/1/47 (d)	5,000,000	5,123,267
3.5% 3/1/47 (d)	6,000,000	6,147,920
3.5% 3/1/47 (d)	1,500,000	1,536,980
3.5% 3/1/47 (d)	5,000,000	5,123,267
3.5% 3/1/47 (d)	38,700,000	39,654,087
3.5% 3/1/47 (d)	9,900,000	10,144,069
3.5% 3/1/47 (d)	11,800,000	12,090,910
3.5% 3/1/47 (d)	1,900,000	1,946,841
3.5% 3/1/47 (d)	1,000,000	1,024,653
3.5% 3/1/47 (d)	3,000,000	3,073,960
4% 11/1/31 to 9/1/46	218,837,828	231,176,533
4% 3/1/47 (d)(e)	4,000,000	4,202,878
4% 3/1/47 (d)(e)	500,000	525,360
4% 3/1/47 (d)(e)	1,250,000	1,313,400
4% 3/1/47 (d)(e)	2,000,000	2,101,439
4% 3/1/47 (d)	3,250,000	3,414,839
4% 3/1/47 (d)	4,150,000	4,360,486
4% 3/1/47 (d)	4,600,000	4,833,310
4% 4/1/47 (d)	8,000,000	8,391,069
4.5% 6/1/24 to 6/1/46	67,083,071	72,473,274
4.5% 6/1/46	391,119	423,792
4.5% 10/1/46	229,661	249,277
4.5% 11/1/46	217,459	236,033
4.5% 12/1/46	315,267	342,194
4.5% 1/1/47	226,183	245,660
4.5% 1/1/47	283,896	308,344
4.5% 2/1/47	249,367	270,841
4.5% 3/1/47 (d)	1,000,000	1,074,513
4.5% 3/1/47 (d)	1,500,000	1,611,770
4.5% 3/1/47 (d)	5,900,000	6,339,627
4.5% 4/1/47 (d)(e)	4,000,000	4,292,115
5% 10/1/21 to 11/1/44	66,922,213	73,774,249
5% 3/1/47 (d)	1,000,000	1,095,898
5% 3/1/47 (d)	1,500,000	1,643,847
5% 3/1/47 (d)	500,000	547,949
5.255% 8/1/41	557,758	613,321
5.5% 7/1/25 to 9/1/41	46,971,018	52,486,423
5.5% 3/1/47 (d)	500,000	556,439
5.5% 3/1/47 (d)	2,000,000	2,225,755
6% 3/1/22 to 1/1/42	19,031,830	21,560,065
6.309% 2/1/39	1,125,276	1,223,958
6.5% 2/1/36 to 8/1/39	5,423,898	6,260,249

TOTAL FANNIE MAE		1,357,996,259

Freddie Mac - 2.0%
2.5% 3/1/28 to 2/1/43	9,167,471	9,194,756
2.5% 3/1/32 (d)	500,000	501,209
2.5% 3/1/32 (d)	3,000,000	3,007,251
2.5% 3/1/32 (d)	1,000,000	1,002,417
3% 10/1/28 to 3/1/47	210,876,742	210,842,173
3% 3/1/32 (d)	1,500,000	1,542,492
3% 3/1/32 (d)	1,000,000	1,028,328
3% 3/1/32 (d)	1,000,000	1,028,328
3.5% 8/1/26 to 9/1/46 (f)(g)	181,132,951	187,116,196
3.5% 3/1/47 (d)(e)	1,000,000	1,024,497
3.5% 3/1/47 (d)	24,200,000	24,792,832
3.887% 10/1/35 (b)	21,572	22,995
4% 6/1/33 to 4/1/46	98,664,171	104,194,206
4% 3/1/47 (d)	1,500,000	1,576,021
4% 3/1/47 (d)	4,000,000	4,202,722
4% 3/1/47 (d)	5,500,000	5,778,743
4% 3/1/47 (d)	500,000	525,340
4% 3/1/47 (d)	2,000,000	2,101,361
4.5% 7/1/25 to 12/1/44	28,771,252	31,064,091
4.5% 3/1/47 (d)	500,000	536,827
4.5% 3/1/47 (d)	500,000	536,827
4.5% 3/1/47 (d)	2,500,000	2,684,134
5% 10/1/33 to 7/1/41	12,620,194	13,923,668
5.5% 3/1/34 to 7/1/35	1,253,763	1,402,353
6% 7/1/37 to 9/1/38	480,221	543,713
6.5% 9/1/39	1,090,517	1,248,007

TOTAL FREDDIE MAC		611,421,487

Ginnie Mae - 1.5%
3% 8/20/42 to 1/20/47	100,033,835	101,500,977
3% 3/1/47 (d)(e)	6,000,000	6,069,860
3% 3/1/47 (d)	6,500,000	6,575,682
3% 3/1/47 (d)	3,500,000	3,540,752
3.5% 9/20/40 to 7/20/46	153,253,677	159,994,018
3.5% 3/1/47 (d)(e)	3,500,000	3,637,256
3.5% 3/1/47 (d)	5,500,000	5,715,689
3.5% 3/1/47 (d)	2,500,000	2,598,040
3.5% 3/1/47 (d)	2,000,000	2,078,432
3.5% 3/1/47 (d)	1,780,000	1,849,805
3.5% 3/1/47 (d)	7,100,000	7,378,434
3.5% 3/1/47 (d)	1,500,000	1,558,824
4% 5/20/40 to 10/20/44 (f)	44,576,938	47,532,990
4% 3/1/47 (d)(e)	7,050,000	7,460,053
4% 3/1/47 (d)	9,100,000	9,629,289
4% 3/1/47 (d)	1,000,000	1,058,164
4% 3/1/47 (d)	6,200,000	6,560,614
4% 3/1/47 (d)	9,340,000	9,883,248
4% 4/1/47 (d)	3,500,000	3,697,694
4% 4/1/47 (d)	4,250,000	4,490,057
4.5% 5/15/39 to 6/20/45	40,303,317	43,405,768
4.5% 3/1/47 (d)	1,000,000	1,074,825
5% 6/20/34 to 9/15/41	9,979,210	10,999,388
5.5% 6/15/36 to 3/20/41	381,792	432,187

TOTAL GINNIE MAE		448,722,046

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,431,320,277)		2,418,139,792

Asset-Backed Securities - 0.3%
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 1.4833% 4/25/35 (b)	$106,210	$101,934
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1 Class M2, 2.4211% 3/25/34 (b)	27,131	26,903
American Credit Acceptance Receivable Trust Series 2016-1A Class A, 2.37% 5/12/20 (a)	870,822	871,935
American Credit Acceptance Receivables Trust Series 2015-3 Class A, 1.95% 9/12/19 (a)	644,399	644,951
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.8283% 12/25/33 (b)	6,206	5,998
Series 2004-R2 Class M3, 1.6033% 4/25/34 (b)	14,473	12,208
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 1.5583% 3/25/34 (b)	7,674	7,295
Series 2004-W7 Class M1, 1.6033% 5/25/34 (b)	169,932	163,989
Series 2006-W4 Class A2C, 0.9383% 5/25/36 (b)	176,962	61,783
Avis Budget Rental Car Funding (AESOP) LLC:
Series 2012-2A Class A, 2.802% 5/20/18 (a)	900,000	901,779
Series 2012-3A Class A, 2.1% 3/20/19 (a)	4,800,000	4,816,167
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	10,876,057	10,918,202
Class AA, 2.487% 12/16/41 (a)	2,734,219	2,696,268
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.9111% 12/25/36 (b)	289,000	216,206
Chase Issuance Trust:
Series 2012-A4 Class A4, 1.58% 8/16/21	1,200,000	1,194,933
Series 2012-A7 Class A7, 2.16% 9/16/24	700,000	688,009
Citi Held For Asset Issuance Series 2015-PM33 Class A, 2.56% 5/16/22 (a)	379,818	380,086
Citi Held For Asset Issuance 2 Series 2015-PM2 Class A, 2% 3/15/22 (a)	353,865	354,024
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 2.1283% 10/25/37 (a)	5,019,879	4,996,028
Citibank Credit Card Issuance Trust:
Series 2014-A1 Class A1, 2.88% 1/23/23	1,300,000	1,338,016
Series 2014-A6 Class A6, 2.15% 7/15/21	400,000	403,650
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 6.0283% 3/25/32 (b)	4,144	4,118
Series 2004-3 Class M4, 2.2333% 4/25/34 (b)	8,875	8,318
Series 2004-4 Class M2, 1.5733% 6/25/34 (b)	13,373	12,823
Series 2005-3 Class MV4, 1.3983% 8/25/35 (b)	1,144,592	1,143,468
CPS Auto Trust Series 2015-C Class A, 1.77% 6/17/19 (a)	2,125,680	2,126,295
Exeter Automobile Receivables Trust Series 2016-1A Class A, 2.8% 7/15/20 (a)	1,911,695	1,917,065
Fannie Mae Series 2004-T5 Class AB3, 1.5005% 5/28/35 (b)	6,234	5,506
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.5961% 3/25/34 (b)	435	377
Flagship Credit Auto Trust Series 2015-3 Class A, 2.34% 10/15/20 (a)	2,669,135	2,676,282
Fremont Home Loan Trust Series 2005-A Class M4, 1.7911% 1/25/35 (b)	55,381	28,903
GE Business Loan Trust Series 2006-2A:
Class A, 0.95% 11/15/34 (a)(b)	68,006	64,475
Class B, 1.05% 11/15/34 (a)(b)	24,598	22,890
Class C, 1.15% 11/15/34 (a)(b)	40,876	37,695
Grain Spectrum Funding II LLC Series 2014-1 3.29% 10/10/34 (a)	3,183,368	3,155,291
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (a)	22,899	1,829
Home Equity Asset Trust:
Series 2003-2 Class M1, 2.0983% 8/25/33 (b)	26,838	25,280
Series 2003-3 Class M1, 2.0611% 8/25/33 (b)	59,762	58,265
Series 2003-5 Class A2, 1.4711% 12/25/33 (b)	5,278	5,059
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.9683% 1/25/37 (b)	231,000	166,512
KeyCorp Student Loan Trust Series 2006-A Class 2C, 2.1471% 3/27/42 (b)	406,000	210,392
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 1.0711% 5/25/37 (b)	42,268	776
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 1.5283% 7/25/34 (b)	10,856	9,614
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.7461% 7/25/34 (b)	20,718	19,966
Series 2006-FF1 Class M2, 1.0611% 8/25/36 (b)	2,200,000	2,170,060
Series 2006-FM1 Class A2B, 0.8883% 4/25/37 (b)	417	232
Series 2006-OPT1 Class A1A, 1.2911% 6/25/35 (b)	176,970	171,352
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 1.4583% 8/25/34 (b)	9,173	8,340
Series 2004-NC8 Class M6, 2.6533% 9/25/34 (b)	12,928	12,196
Series 2005-NC1 Class M1, 1.4383% 1/25/35 (b)	27,712	25,787
Series 2005-NC2 Class B1, 2.5333% 3/25/35 (b)	22,539	787
Nationstar HECM Loan Trust Series 2016-1A Class A, 2.9813% 2/25/26 (a)	3,435,074	3,436,321
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1.2883% 9/25/35 (b)	229,000	218,123
OneMain Financial Issuance Trust:
Series 2014-1A Class A, 2.43% 6/18/24 (a)	312,891	312,940
Series 2014-2A Class A, 2.47% 9/18/24 (a)	3,118,523	3,120,537
Series 2016-2A Class A, 4.1% 3/20/28 (a)	10,570,000	10,788,670
Park Place Securities, Inc. Series 2004-WCW1:
Class M3, 2.6461% 9/25/34 (b)	81,685	78,957
Class M4, 2.9461% 9/25/34 (b)	109,000	69,561
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1.5783% 4/25/33 (b)	815	746
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.9134% 6/15/33 (b)	47,693	47,416
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.6311% 9/25/34 (b)	4,618	4,350
Towd Point Mortgage Trust Series 2017-1 Class A1, 2.75% 10/25/56 (a)	7,764,000	7,754,443
Vericrest Opportunity Loan Trust:
Series 2014-NP11 Class A1, 3.875% 4/25/55 (a)	197,073	197,459
Series 2014-NPL7 Class A1, 3.375% 8/27/57 (a)	7,630,511	7,622,920
TOTAL ASSET-BACKED SECURITIES
(Cost $78,077,439)		78,542,760

Collateralized Mortgage Obligations - 0.3%
Private Sponsor - 0.1%
Accredited Mortgage Loan Trust floater Series 2006-1 Class A3, 0.9583% 4/25/36 (b)	401,449	400,996
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 0.8961% 6/27/36 (a)(b)	2,655,686	2,577,124
Banc of America Funding Trust sequential payer Series 2010-R3 Class 1A1, 3.2753% 12/26/35 (a)(b)	508,141	512,182
BCAP LLC II Trust Series 2012-RR10 Class 5A5, 1.0178% 4/26/36 (a)(b)	405,256	403,632
BCAP LLC Trust sequential payer Series 2012-RR5 Class 8A5, 0.939% 7/26/36 (a)(b)	431,033	414,739
CSMC:
floater Series 2015-1R Class 6A1, 1.0361% 5/27/37 (a)(b)	1,272,474	1,206,788
Series 2011-2R Class 2A1, 3.0599% 7/27/36 (a)(b)	827,322	826,449
Exeter Automobile Receivables Trust Series 2015-2A Class A, 1.54% 11/15/19 (a)	1,153,718	1,153,398
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 3.0317% 10/25/34 (b)	50,755	50,293
JP Morgan Resecuritization Trust floater Series 2012-2 Class 6A1, 0.945% 6/21/36 (a)(b)	1,604,183	1,582,529
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 3.012% 8/25/36 (b)	110,700	100,461
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.9261% 2/25/37 (b)	81,259	77,261
Mortgage Repurchase Agreement Funding Trust floater Series 2016-5 Class A, 1.9417% 6/10/19 (a)(b)	9,500,000	9,498,186
Nationstar HECM Loan Trust sequential payer Series 2015-2A Class A, 2.8826% 11/25/25 (a)	1,296,673	1,297,192
Nomura Resecuritization Trust sequential payer Series 2011-3RA Class 2A1, 3.4196% 3/26/37 (a)(b)	856,370	860,077
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1.0611% 7/25/35 (b)	97,128	94,190
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 3.1133% 6/10/35 (a)(b)	35,191	25,610
Class B6, 3.6133% 6/10/35 (a)(b)	46,678	28,170
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 2.1999% 7/20/34 (b)	3,348	3,289
Structured Asset Securities Corp. Series 2003-15A Class 4A, 3.118% 4/25/33 (b)	7,183	7,231
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1.4183% 9/25/43 (b)	5,127,310	4,934,886
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2 Class 3A1, 3.0663% 3/25/35 (b)	3,471,664	3,509,083
Wells Fargo Mortgage Loan Trust sequential payer Series 2011-RR4:
Class 1A1, 3.1978% 6/27/36 (a)(b)	412,131	412,549
Class 2A1, 3.0416% 6/27/36 (a)(b)	505,131	503,445

TOTAL PRIVATE SPONSOR		30,479,760

U.S. Government Agency - 0.2%
Fannie Mae:
Series 2007-75 Class JI, 5.7667% 8/25/37 (b)(h)	1,960,188	345,813
Series 2010-150 Class ZC, 4.75% 1/25/41	1,239,704	1,371,073
Series 2010-95 Class ZC, 5% 9/25/40	2,630,980	2,933,365
Series 2011-110 Class SA, 5.8317% 4/25/41 (b)(h)	883,074	140,073
Series 2011-112 Class SA, 5.7717% 11/25/41 (b)(h)	824,513	153,352
Series 2011-123 Class SD, 5.8217% 8/25/39 (b)(h)	770,342	114,954
Series 2012-100 Class WI, 3% 9/25/27 (h)	1,306,794	126,131
Series 2012-14 Class JS, 5.8717% 12/25/30 (b)(h)	484,916	66,500
Series 2012-47 Class SD, 5.6717% 5/25/42 (b)(h)	1,716,100	342,888
Series 2012-9 Class SH, 5.7717% 6/25/41 (b)(h)	690,982	104,006
Series 2013-133 Class IB, 3% 4/25/32 (h)	891,746	86,339
Series 2013-51 Class GI, 3% 10/25/32 (h)	1,552,563	168,377
Series 2014-68 Class ID, 3.5% 3/25/34 (h)	638,046	82,928
Series 2015-42:
Class IL, 6% 6/25/45 (h)	2,122,603	506,547
Class LS, 5.4217% 6/25/45 (b)(h)(i)	1,790,838	291,834
Series 2015-70 Class JC, 3% 10/25/45	1,722,098	1,760,347
Freddie Mac:
sequential payer Series 3871 Class KB, 5.5% 6/15/41	903,000	1,053,438
Series 2933 Class ZM, 5.75% 2/15/35	719,814	835,406
Series 2996 Class ZD, 5.5% 6/15/35	544,905	620,176
Series 3237 Class C, 5.5% 11/15/36	796,110	899,275
Series 3955 Class YI, 3% 11/15/21 (h)	471,739	22,689
Series 3980 Class EP, 5% 1/15/42	5,700,373	6,163,614
Series 4055 Class BI, 3.5% 5/15/31 (h)	815,780	87,547
Series 4149 Class IO, 3% 1/15/33 (h)	681,437	87,871
Series 4314 Class AI, 5% 3/15/34 (h)	352,973	46,165
Series 4427 Class LI, 3.5% 2/15/34 (h)	1,395,553	172,453
Series 4471 Class PA 4% 12/15/40	2,072,932	2,169,070
Series 4476 Class IA, 3.5% 1/15/32 (h)	1,535,779	142,170
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	1,451,104	1,545,668
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Series FA, 1.1517% 12/20/60 (b)(j)	1,400,513	1,389,236
Series 2011-H20 Class FA, 1.1967% 9/20/61 (b)(j)	7,144,066	7,130,384
Series 2012-H18 Class NA, 1.2917% 8/20/62 (b)(j)	1,514,327	1,510,514
Series 2012-H21 Class DF, 1.2967% 5/20/61 (b)(j)	1,076,599	1,078,261
Series 2013-H19 Class FC, 1.3717% 8/20/63 (b)(j)	3,794,226	3,793,106
Series 2010-14 Class SN, 5.18% 2/16/40 (b)(h)(i)	996,343	154,781
Series 2011-94 Class SA, 5.3194% 7/20/41 (b)(h)(i)	333,522	54,691
Series 2015-H13 Class HA, 2.5% 8/20/64 (j)	5,869,048	5,929,324
Series 2015-H17 Class HA, 2.5% 5/20/65 (j)	4,215,431	4,259,554
Series 2017-H06 Class FA, 1.17% 8/20/66 (b)(j)	5,614,000	5,620,141

TOTAL U.S. GOVERNMENT AGENCY		53,360,061

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $84,067,140)		83,839,821

Commercial Mortgage Securities - 0.8%
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class A, 3.3228% 9/10/28 (a)	6,278,000	6,436,940
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 1.1783% 11/25/35 (a)(b)	39,975	34,925
Series 2005-4A:
Class A2, 1.1683% 1/25/36 (a)(b)	102,252	89,240
Class M1, 1.2283% 1/25/36 (a)(b)	33,004	27,755
Series 2006-4A Class A2, 1.0483% 12/25/36 (a)(b)	290,320	248,796
Series 2007-1 Class A2, 1.0483% 3/25/37 (a)(b)	62,095	53,942
Series 2007-2A:
Class A1, 1.0261% 7/25/37 (a)(b)	182,073	157,656
Class A2, 1.0761% 7/25/37 (a)(b)	170,469	146,325
Class M1, 1.1261% 7/25/37 (a)(b)	58,023	45,072
Series 2007-3:
Class A2, 1.0461% 7/25/37 (a)(b)	60,665	51,120
Class M1, 1.0661% 7/25/37 (a)(b)	32,149	25,350
Class M2, 1.0961% 7/25/37 (a)(b)	34,386	26,224
Class M3, 1.1261% 7/25/37 (a)(b)	55,073	41,067
Class M4, 1.2561% 7/25/37 (a)(b)	86,943	58,325
Class M5, 1.3561% 7/25/37 (a)(b)	41,563	21,655
Bear Stearns Commercial Mortgage Securities Trust sequential payer Series 2007-PW16 Class A4, 5.7107% 6/11/40 (b)	1,960,660	1,960,968
C-BASS Trust floater Series 2006-SC1 Class A, 1.0411% 5/25/36 (a)(b)	4,556	4,537
CDGJ Commercial Mortgage Trust Series 2014-BXCH:
Class A, 2.167% 12/15/27 (a)(b)	7,510,700	7,527,140
Class DPA, 3.767% 12/15/27 (a)(b)	1,449,908	1,458,977
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-GC37 Class A3, 3.05% 4/10/49	4,000,000	3,957,601
Series 2007-C6 Class A4, 5.7141% 12/10/49 (b)	2,576,467	2,585,944
Series 2015-GC27 Class A5, 3.137% 2/10/48	1,000,000	1,000,207
Series 2015-GC33 Class XA, 0.9747% 9/10/58 (b)(h)	19,835,582	1,218,365
Series 2016-C2 Class A3, 2.575% 8/10/49	2,800,000	2,660,336
Series 2016-GC36 Class A4, 3.349% 2/10/49	2,500,000	2,529,454
Series 2016-P6 Class XA, 0.8424% 12/10/49 (b)(h)	17,879,053	922,759
COMM Mortgage Trust:
sequential payer Series 2015-DC1 Class A5, 3.35% 2/10/48	3,800,000	3,839,771
Series 2014-CR19 Class XA, 1.2622% 8/10/47 (b)(h)	23,205,409	1,360,953
Series 2014-CR20 Class XA, 1.1851% 11/10/47 (b)(h)	10,602,205	642,568
Series 2014-CR21 Class A2, 3.095% 12/10/47	520,000	533,303
Series 2014-LC17 Class XA, 0.9822% 10/10/47 (b)(h)	58,326,387	2,504,290
Series 2014-UBS4 Class XA, 1.2483% 8/10/47 (b)(h)	18,250,679	1,117,825
Series 2014-UBS6 Class XA, 1.0507% 12/10/47 (b)(h)	12,748,412	696,382
Series 2015-CR23 Class A3, 3.23% 5/10/48	2,500,000	2,523,457
Series 2015-CR24 Class A4, 3.432% 8/10/48	1,500,000	1,529,592
Series 2015-DC1 Class XA, 1.1732% 2/10/48 (b)(h)	32,361,371	1,996,350
Series 2015-PC1 Class A4, 3.62% 7/10/50	1,900,000	1,955,456
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A4, 5.6696% 6/15/39 (b)	1,584,067	1,587,717
Series 2007-C5 Class A4, 5.695% 9/15/40 (b)	152,557	153,930
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A4, 2.9803% 11/15/49	2,800,000	2,779,448
CSMC Series 2015-TOWN:
Class A, 2.0172% 3/15/28 (a)(b)	6,254,000	6,246,015
Class B, 2.6672% 3/15/28 (a)(b)	404,000	403,489
Class C, 3.0172% 3/15/28 (a)(b)	404,000	403,728
Class D, 3.9672% 3/15/28 (a)(b)	404,000	404,018
Fannie Mae Series 2017-M1 Class A2, 2.416% 10/25/26 (b)	2,300,000	2,199,234
Freddie Mac:
sequential payer:
Series K029 Class A2, 3.32% 2/25/23 (b)	5,850,000	6,132,575
Series K034 Class A2, 3.531% 7/25/23	4,000,000	4,235,394
Series K717 Class A2, 2.991% 9/25/21	2,758,000	2,846,532
Series K721 Class A2, 3.09% 8/25/22	5,800,000	5,999,388
Series K723 Class A1, 2.292% 4/25/23	1,890,127	1,882,517
GAHR Commercial Mortgage Trust:
floater Series 2015-NRF Class AFL1, 2.004% 12/15/34 (a)(b)	1,510,135	1,516,069
Series 2015-NRF Class AFX, 3.2349% 12/15/34 (a)	2,300,000	2,364,417
GE Capital Commercial Mortgage Corp.:
sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	262,822	262,718
Series 2007-C1 Class A1A, 5.483% 12/10/49	3,618,764	3,619,575
GS Mortgage Securities Trust:
sequential payer Series 2015-GC28 Class AAB, 3.206% 2/10/48	1,000,000	1,031,573
Series 2013-GC12 Class XA, 1.6793% 6/10/46 (b)(h)	6,525,034	424,379
Series 2014-GC18, 2.924% 1/10/47	776,154	785,039
Series 2014-GC22 Class A3, 3.516% 6/10/47	800,000	824,246
Series 2015-GC30 Class A3, 3.119% 5/10/50	2,000,000	2,001,280
Series 2015-GC34 Class XA, 1.3693% 10/10/48 (b)(h)	6,249,005	530,496
Hyatt Hotel Portfolio Trust floater Series 2015-HYT Class A, 2.018% 11/15/29 (a)(b)	4,000,000	4,011,218
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21:
Class A3, 3.4353% 8/15/47 (a)	1,900,000	1,958,691
Class A5, 3.7748% 8/15/47	9,000,000	9,441,948
Series 2014-C19 Class XA, 1.1914% 4/15/47 (b)(h)	6,687,346	235,449
Series 2015-C30 Class A4, 3.5508% 7/15/48	1,900,000	1,952,675
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2014-BXH:
Class C, 2.42% 4/15/27 (a)(b)	1,239,000	1,225,156
Class D, 3.02% 4/15/27 (a)(b)	2,642,000	2,601,309
sequential payer:
Series 2007-CB20 Class A4, 5.794% 2/12/51	5,557,835	5,617,421
Series 2007-LD11 Class A4, 5.7592% 6/15/49 (b)	24,374,738	24,423,631
Series 2007-LDPX Class A3, 5.42% 1/15/49	839,135	838,470
Series 2007-CB19:
Class B, 5.7342% 2/12/49 (b)	24,000	5,080
Class C, 5.7342% 2/12/49 (b)	62,000	4,063
Class D, 5.7342% 2/12/49 (b)	39,485	18
Series 2016-WP Class TA, 2.2172% 10/15/33 (a)(b)	3,774,000	3,809,342
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9202% 7/15/44 (b)	4,202,119	4,236,012
Merrill Lynch Mortgage Trust:
Series 2007-C1 Class A4, 5.8266% 6/12/50 (b)	6,217,737	6,246,209
Series 2008-C1 Class A4, 5.69% 2/12/51	364,208	369,487
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2007-6 Class A4, 5.485% 3/12/51 (b)	1,185,327	1,184,604
Series 2007-7 Class A4, 5.7387% 6/12/50 (b)	747,804	749,467
Series 2007-8 Class A3, 5.8873% 8/12/49 (b)	197,658	199,039
Morgan Stanley BAML Trust:
sequential payer Series 2014-C16 Class A3, 3.592% 6/15/47	2,600,000	2,686,190
Series 2014-C14 Class A2, 2.916% 2/15/47	1,300,000	1,322,445
Series 2014-C17 Class A2, 3.119% 8/15/47	1,700,000	1,744,439
Series 2015-C25:
Class A4, 3.372% 10/15/48	2,800,000	2,861,020
Class XA, 1.1459% 10/15/48 (b)(h)	11,207,864	809,342
Series 2015-C26 Class A4, 3.252% 10/15/48	3,200,000	3,236,497
Series 2016-C32 Class A3, 3.459% 12/15/49	5,100,000	5,199,984
Morgan Stanley Capital I Trust:
floater Series 2006-XLF Class C, 1.97% 7/15/19 (a)(b)	57,391	57,449
sequential payer Series 2007-IQ15 Class A4, 5.9037% 6/11/49 (b)	12,656,681	12,778,240
Series 2007-IQ14 Class A4, 5.692% 4/15/49	1,935,939	1,934,332
Series 2015-UBS8 Class A3, 3.54% 12/15/48	3,000,000	3,090,750
Series 2016-UB12 Class A3, 3.337% 12/15/49	2,000,000	2,020,637
MSCG Trust Series 2016-SNR:
Class A, 3.348% 11/15/34 (a)(b)	5,989,000	5,978,612
Class B, 4.181% 11/15/34 (a)	2,114,000	2,114,140
Class C, 5.205% 11/15/34 (a)	1,483,000	1,488,011
Wachovia Bank Commercial Mortgage Trust:
sequential payer:
Series 2007-C31 Class A5, 5.5% 4/15/47	6,035,010	6,031,173
Series 2007-C32 Class A3, 5.7165% 6/15/49 (b)	6,309,849	6,325,585
Series 2007-C33:
Class A4, 5.9654% 2/15/51 (b)	5,342,688	5,353,028
Class A5, 5.9654% 2/15/51 (b)	4,253,000	4,292,789
Series 2007-C32:
Class D, 5.7165% 6/15/49 (b)	208,000	62,163
Class E, 5.7165% 6/15/49 (b)	328,000	71,667
Wells Fargo Commercial Mortgage Trust Series 2015-C31 Class XA, 1.1108% 11/15/48 (b)(h)	7,626,354	528,555
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C11 Class A4, 3.037% 3/15/45	365,000	371,594
Series 2014-C24 Class XA, 0.9677% 11/15/47 (b)(h)	7,457,501	383,964
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $248,644,069)		240,476,299

Municipal Securities - 0.4%
Alabama Econ. Settlement Auth. Series B, 4.263% 9/15/32	195,000	203,221
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F2, 6.263% 4/1/49	1,390,000	1,929,376
California Gen. Oblig.:
6.2% 3/1/19	$1,340,000	$1,462,811
7.5% 4/1/34	630,000	902,116
Chicago Gen. Oblig. (Taxable Proj.) Series 2014 B, 6.314% 1/1/44	22,660,000	20,867,594
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2010 B, 5.844% 11/1/50	45,000	59,970
Curators of the Univ. of Missouri Sys. Facilities Rev. Series 2010 A, 5.792% 11/1/41	400,000	526,696
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35	75,000	94,213
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2010 A, 5.522% 10/1/44	150,000	185,424
Houston Util. Sys. Rev. 3.828% 5/15/28	200,000	210,832
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	1,928,667	1,953,373
4.95% 6/1/23	7,660,000	7,823,158
5.1% 6/1/33	34,375,000	31,880,750
Series 2010-1, 6.63% 2/1/35	3,845,000	3,966,310
Series 2010-3:
6.725% 4/1/35	2,510,000	2,606,761
7.35% 7/1/35	4,655,000	5,040,667
Series 2010-5, 6.2% 7/1/21	2,395,000	2,512,858
Series 2011:
5.365% 3/1/17	125,000	125,000
5.665% 3/1/18	6,560,000	6,766,509
5.877% 3/1/19	11,620,000	12,265,375
Series 2013, 3.6% 12/1/19	2,105,000	2,076,793
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2010 A, 5.716% 7/1/39	190,000	236,014
Maryland Trans. Auth. Trans. Facility Projects Rev. Series 2009 B, 5.888% 7/1/43	50,000	62,943
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40	150,000	193,116
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 E, 7.414% 1/1/40	1,265,000	1,846,166
Series 2010 A, 7.102% 1/1/41	1,550,000	2,202,674
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	25,000	33,245
New York City Transitional Fin. Auth. Rev. Series 2010 C2, 5.767% 8/1/36	900,000	1,114,335
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40	625,000	732,838
Series 2011 A, 4.8% 6/1/11	608,000	594,667
Port Auth. of New York & New Jersey:
174th Series, 4.458% 10/1/62	600,000	624,324
Series 180, 4.96% 8/1/46	265,000	303,642
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41	765,000	890,980
San Antonio Elec. & Gas Sys. Rev. Series 2010 A, 5.718% 2/1/41	385,000	494,024
Univ. of California Revs. Series 2009 R, 5.77% 5/15/43	60,000	74,552
TOTAL MUNICIPAL SECURITIES
(Cost $117,956,184)		112,863,327

Foreign Government and Government Agency Obligations - 0.0%
Chilean Republic 3.875% 8/5/20	$800,000	$846,880
Colombian Republic 5% 6/15/45	965,000	959,210
Israeli State:
(guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23	315,000	374,055
5.5% 12/4/23	230,000	274,013
4% 6/30/22	1,700,000	1,814,940
5.5% 4/26/24	595,000	709,871
Jordanian Kingdom 2.578% 6/30/22	200,000	203,804
Province of Quebec yankee 7.125% 2/9/24	1,830,000	2,290,271
Republic of Iraq 2.149% 1/18/22	1,600,000	1,598,814
Ukraine Government 1.471% 9/29/21	1,400,000	1,371,278
United Mexican States 4.75% 3/8/44	4,270,000	4,067,175
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $15,118,510)		14,510,311

Bank Notes - 0.1%
Capital One Bank U.S.A. NA 2.15% 11/21/18	270,000	270,775
Capital One NA 2.95% 7/23/21	5,551,000	5,617,135
Citizens Bank NA 2.3% 12/3/18	3,955,000	3,976,440
Discover Bank:
(Delaware) 3.2% 8/9/21	$6,369,000	$6,447,288
3.1% 6/4/20	6,744,000	6,863,362
8.7% 11/18/19	357,000	406,368
KeyBank NA 2.5% 11/22/21	325,000	323,327
PNC Bank NA 6.875% 4/1/18	250,000	263,445
Regions Bank 7.5% 5/15/18	7,751,000	8,243,460
TOTAL BANK NOTES
(Cost $31,915,689)		32,411,600
	Shares	Value

Fixed-Income Funds - 74.6%
Intermediate Government Funds - 0.1%
Fidelity SAI U.S. Treasury Bond Index Fund (k)	3,144,324	$30,720,050
Intermediate-Term Bond Funds - 74.5%
DoubleLine Total Return Bond Fund Class N	81,939,955	871,021,721
Fidelity Total Bond Fund (k)	521,701,215	5,535,249,888
Fidelity U.S. Bond Index Fund Institutional Premium Class (k)	35,163,649	406,140,142
iShares Barclays Aggregate Bond ETF	2,332,660	253,723,428
JPMorgan Core Bond Fund Select Class	59,796,510	690,649,685
Metropolitan West Total Return Bond Fund Class M	193,633,583	2,052,515,984
PIMCO Income Fund Institutional Class	82,264,991	1,003,632,895
PIMCO Mortgage Opportunities Fund Institutional Class	46,137,578	506,129,230
PIMCO Total Return Fund Institutional Class	595,146,448	6,040,736,434
Prudential Total Return Bond Fund Class A	80,980,075	1,158,015,070
Voya Intermediate Bond Fund Class I	38,159,042	382,735,188
Westcore Plus Bond Fund Retail Class	13,667,377	145,694,241
Western Asset Core Bond Fund Class I	90,588,848	1,126,925,264
Western Asset Core Plus Bond Fund Class I	199,375,308	2,300,791,057

TOTAL INTERMEDIATE-TERM BOND FUNDS		22,473,960,227

TOTAL FIXED-INCOME FUNDS
(Cost $22,900,801,513)		22,504,680,277
	Principal Amount	Value

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Barclays Bank PLC 7.625% 11/21/22
(Cost $29,654,851)	24,912,000	27,285,205
	Shares	Value

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.60% (l)	256,740,543	256,791,891
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (m)	170,966,605	170,966,605
TOTAL MONEY MARKET FUNDS
(Cost $427,736,911)		427,758,496
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $30,923,817,180)		30,521,298,455
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(371,091,026)
NET ASSETS - 100%		$30,150,207,429

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3% 3/1/32	$(8,500,000)	$(8,738,133)
3% 3/1/32	(4,800,000)	(4,934,475)
3% 3/1/32	(200,000)	(205,603)
3.5% 3/1/47	(2,300,000)	(2,356,703)
3.5% 3/1/47	(8,100,000)	(8,299,692)
3.5% 3/1/47	(7,600,000)	(7,787,366)
3.5% 3/1/47	(4,900,000)	(5,020,802)
3.5% 4/1/47	(2,000,000)	(2,047,188)
3.5% 4/1/47	(2,000,000)	(2,047,188)
4% 3/1/47	(1,900,000)	(1,996,367)
4% 3/1/47	(4,800,000)	(5,043,454)
4.5% 3/1/47	(4,700,000)	(5,050,212)

TOTAL FANNIE MAE		(53,527,183)

Freddie Mac
3% 3/1/47	(32,400,000)	(32,143,087)
3% 3/1/47	(20,000,000)	(19,841,412)

TOTAL FREDDIE MAC		(51,984,499)

TOTAL TBA SALE COMMITMENTS
(Proceeds $105,581,133)		$(105,511,682)

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
50 CBOT 5-Year U.S. Treasury Note Contracts (United States)	June 2017	5,885,156	$22,947
Sold
Treasury Contracts
7 CBOT 10-Year U.S. Treasury Note Contracts (United States)	June 2017	872,047	(3,843)
46 CBOT 2-Year U.S. Treasury Note Contracts (United States)	June 2017	9,954,688	(9,433)
29 CBOT Long Term U.S. Treasury Bond Contracts (United States)	June 2017	4,398,031	(44,922)
10 CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	June 2017	1,617,813	(17,913)
Total Treasury Contracts Sold			(76,111)
TOTAL FUTURES CONTRACTS			$(53,164)

The face value of futures purchased as a percentage of Net Assets is 0%

The face value of futures sold as a percentage of Net Assets is 0.1%

Swaps

Underlying Reference	Expiration Date	Clearinghouse/Counterparty	Fixed Payment Received/(Paid)	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Deutsche Bank AG	Dec. 2018	Credit Suisse International	(1%)	USD 2,000,000	$(12,268)	$(37,232)	$(49,500)
Deutsche Bank AG	Mar. 2019	JPMorgan Chase Bank, N.A.	(1%)	1,655,634	(8,994)	(39,153)	(48,147)
National Australia Bank Ltd	Dec. 2018	Credit Suisse International	(1%)	2,000,000	(31,265)	(61,797)	(93,062)
National Australia Bank Ltd	Dec. 2018	Credit Suisse International	(1%)	2,000,000	(31,266)	(53,099)	(84,365)
Societe Generale	Dec. 2017	Credit Suisse International	(3%)	1,765,000	(48,755)	11,648	(37,107)
Societe Generale	Dec. 2017	Credit Suisse International	(3%)	1,764,000	(48,728)	4,404	(44,324)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse International	(1%)	1,500,000	(15,554)	(7,048)	(22,602)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse International	(1%)	1,765,000	(18,302)	(18,712)	(37,014)

TOTAL CREDIT DEFAULT SWAPS					$(215,132)	$(200,989)	$(416,121)

Clearinghouse/Counterparty(1)	Expiration Date	Notional Amount	Payment Received	Payment Paid	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
LCH	Mar. 2047	$1,900,000	3-month LIBOR	2.25%	$(31,871)	$0	$(31,871)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $271,651,298 or 0.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $89,668.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) A portion of the security sold on a delayed delivery basis.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $232,569.

 (g) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $307,636.

 (h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (i) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (j) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (k) Affiliated Fund

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (m) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$947,713
Fidelity Securities Lending Cash Central Fund	4
Total	$947,717

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Investor Class	$102,353,825	$5,440,912	$--	$896,497	$--
Fidelity Long-Term Treasury Bond Index Fund Premium Class	--	1,144,348	102,824,629	1,146,071	--
Fidelity SAI U.S. Treasury Bond Index Fund	--	147,082,390	115,959,870	590,492	30,720,050
Fidelity Total Bond Fund	4,633,690,544	797,626,313	27,501,716	143,800,729	5,535,249,888
Fidelity U.S. Bond Index Fund Institutional Premium Class	--	331,989,476	159,553,127	6,274,257	406,140,142
Fidelity U.S. Bond Index Fund Investor Class	136,872,100	202,191,886	97,193,320	2,191,525	--
Total	$4,872,916,469	$1,485,475,325	$503,032,662	$154,899,571	$5,972,110,080

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,235,926,583	$--	$2,235,926,583	$--
U.S. Government and Government Agency Obligations	2,344,863,984	--	2,344,863,984	--
U.S. Government Agency - Mortgage Securities	2,418,139,792	--	2,418,139,792	--
Asset-Backed Securities	78,542,760	--	78,542,760	--
Collateralized Mortgage Obligations	83,839,821	--	83,786,041	53,780
Commercial Mortgage Securities	240,476,299	--	240,404,614	71,685
Municipal Securities	112,863,327	--	112,863,327	--
Foreign Government and Government Agency Obligations	14,510,311	--	14,510,311	--
Bank Notes	32,411,600	--	32,411,600	--
Fixed-Income Funds	22,504,680,277	22,504,680,277	--	--
Preferred Securities	27,285,205	--	27,285,205	--
Money Market Funds	427,758,496	427,758,496	--	--
Total Investments in Securities:	$30,521,298,455	$22,932,438,773	$7,588,734,217	$125,465
Derivative Instruments:
Assets
Futures Contracts	$22,947	$22,947	$--	$--
Total Assets	$22,947	$22,947	$--	$--
Liabilities
Futures Contracts	$(76,111)	$(76,111)	$--	$--
Swaps	(247,003)	--	(247,003)	--
Total Liabilities	$(323,114)	$(76,111)	$(247,003)	$--
Total Derivative Instruments:	$(300,167)	$(53,164)	$(247,003)	$--
Other Financial Instruments:
TBA Sale Commitments	$(105,511,682)	$--	$(105,511,682)	$--
Total Other Financial Instruments:	$(105,511,682)	$--	$(105,511,682)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(215,132)
Total Credit Risk	0	(215,132)
Interest Rate Risk
Futures Contracts(b)	22,947	(76,111)
Swaps(a)	0	(31,871)
Total Interest Rate Risk	22,947	(107,982)
Total Value of Derivatives	$22,947	$(323,114)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $24,620,325,140)	$24,292,396,484
Fidelity Central Funds (cost $256,770,306)	256,791,891
Affiliated issuers (cost $6,046,721,734)	5,972,110,080
Total Investments (cost $30,923,817,180)		$30,521,298,455
Receivable for investments sold
Regular delivery		64,971,525
Delayed delivery		84,535,547
Receivable for TBA sale commitments		105,581,133
Receivable for fund shares sold		16,180,842
Interest receivable		41,862,793
Distributions receivable from Fidelity Central Funds		88,673
Prepaid expenses		193,666
Other receivables		338,470
Total assets		30,835,051,104
Liabilities
Payable for investments purchased
Regular delivery	$139,580,859
Delayed delivery	421,100,535
TBA sale commitments, at value	105,511,682
Payable for fund shares redeemed	16,505,980
Distributions payable	56,211
Bi-lateral OTC swaps, at value	215,132
Accrued management fee	782,934
Payable for daily variation margin for derivative instruments	22,636
Other affiliated payables	627,257
Other payables and accrued expenses	440,449
Total liabilities		684,843,675
Net Assets		$30,150,207,429
Net Assets consist of:
Paid in capital		$30,586,267,063
Distributions in excess of net investment income		(13,320,479)
Accumulated undistributed net realized gain (loss) on investments		(19,788,725)
Net unrealized appreciation (depreciation) on investments		(402,950,430)
Net Assets, for 2,870,454,025 shares outstanding		$30,150,207,429
Net Asset Value, offering price and redemption price per share ($30,150,207,429 ÷ 2,870,454,025 shares)		$10.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$507,702,997
Affiliated issuers		154,899,571
Interest		171,921,543
Income from Fidelity Central Funds		947,717
Total income		835,471,828
Expenses
Management fee	$80,534,347
Transfer agent fees	5,293,077
Accounting and security lending fees	2,064,011
Custodian fees and expenses	197,993
Independent trustees' fees and expenses	350,769
Registration fees	160,427
Audit	78,412
Legal	166,698
Interest	226
Miscellaneous	361,404
Total expenses before reductions	89,207,364
Expense reductions	(71,993,698)	17,213,666
Net investment income (loss)		818,258,162
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,117,205)
Fidelity Central Funds	55,908
Affiliated issuers	(472,564)
Futures contracts	219,479
Swaps	(700,268)
Realized gain distributions from underlying funds:
Unaffiliated issuers	63,339,832
Affiliated issuers	13,635,589
Total net realized gain (loss)		65,960,771
Change in net unrealized appreciation (depreciation) on: Investment securities	414,160,363
Futures contracts	(53,164)
Swaps	453,550
Delayed delivery commitments	76,307
Total change in net unrealized appreciation (depreciation)		414,637,056
Net gain (loss)		480,597,827
Net increase (decrease) in net assets resulting from operations		$1,298,855,989

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$818,258,162	$818,954,666
Net realized gain (loss)	65,960,771	144,107,903
Change in net unrealized appreciation (depreciation)	414,637,056	(1,127,824,324)
Net increase (decrease) in net assets resulting from operations	1,298,855,989	(164,761,755)
Distributions to shareholders from net investment income	(808,722,385)	(842,838,767)
Distributions to shareholders from net realized gain	(206,590,442)	(20,634,163)
Total distributions	(1,015,312,827)	(863,472,930)
Share transactions
Proceeds from sales of shares	7,373,347,339	15,529,439,757
Reinvestment of distributions	1,014,244,200	862,696,289
Cost of shares redeemed	(5,338,338,797)	(8,075,765,662)
Net increase (decrease) in net assets resulting from share transactions	3,049,252,742	8,316,370,384
Total increase (decrease) in net assets	3,332,795,904	7,288,135,699
Net Assets
Beginning of period	26,817,411,525	19,529,275,826
End of period	$30,150,207,429	$26,817,411,525
Other Information
Distributions in excess of net investment income end of period	$(13,320,479)	$(23,180,632)
Shares
Sold	700,818,140	1,455,495,859
Issued in reinvestment of distributions	96,080,421	82,043,342
Redeemed	(505,400,523)	(770,930,463)
Net increase (decrease)	291,498,038	766,608,738

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Fund

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.40	$10.78	$10.61	$10.87	$10.74
Income from Investment Operations
Net investment income (loss)B	.300	.316	.315	.267	.329
Net realized and unrealized gain (loss)	.174	(.366)	.177	(.224)	.269
Total from investment operations	.474	(.050)	.492	.043	.598
Distributions from net investment income	(.297)	(.322)	(.313)	(.263)	(.327)
Distributions from net realized gain	(.077)	(.008)	(.009)	(.040)	(.141)
Total distributions	(.374)	(.330)	(.322)	(.303)	(.468)
Net asset value, end of period	$10.50	$10.40	$10.78	$10.61	$10.87
Total ReturnC	4.60%	(.45)%	4.71%	.43%	5.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	.31%	.31%	.32%	.33%	.33%
Expenses net of fee waivers, if any	.06%	.06%	.07%	.08%	.08%
Expenses net of all reductions	.06%	.06%	.07%	.08%	.08%
Net investment income (loss)	2.84%	3.00%	2.95%	2.52%	3.03%
Supplemental Data
Net assets, end of period (000 omitted)	$30,150,207	$26,817,412	$19,529,276	$16,679,226	$12,929,366
Portfolio turnover rateF	52%	69%	120%	78%	81%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds or Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

During the period, certain underlying investments of the Fund incurred name changes. These changes may involve one or more of the following, as applicable: replacing "Spartan" with "Fidelity," renaming the "Fidelity Advantage Institutional Class" to the "Institutional Premium Class" or renaming the "Fidelity Advantage Class" to the "Premium Class." The names of the underlying investments are those in effect at period end.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, swaps, market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$290,928,029
Gross unrealized depreciation	(724,207,977)
Net unrealized appreciation (depreciation) on securities	$(433,279,948)
Tax Cost	$30,954,578,403

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$3,866,659
Net unrealized appreciation (depreciation) on securities and other investments	$(433,623,121)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$858,267,288	$ 842,838,767
Long-term Capital Gains	157,045,539	20,634,163
Total	$1,015,312,827	$ 863,472,930

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(325,960)	$(12,710)
Interest Rate Risk
Futures Contracts	219,479	(53,164)
Swaps	(374,308)	466,260
Total Interest Rate Risk	(154,829)	413,096
Totals	$(480,789)	$400,386

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,407,142,080 and $3,419,232,442, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and PGIM, Inc. (formerly Prudential Investment Management, Inc.) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund and Securities Lending Cash Central Fund seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70,256 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,499,000. The weighted average interest rate was 1.25%. The interest expense amounted to $226 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $71,980,360.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12,362 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's custody expenses. During the period, these credits reduced the Fund's custody expenses by $976.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 20% and 100% of the total outstanding shares of Fidelity Total Bond Fund and Fidelity SAI U.S. Treasury Bond Index Fund, respectively.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.06%	$1,000.00	$991.60	$.30
Hypothetical-C		$1,000.00	$1,024.50	$.30

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Fund voted to pay on April 13, 2017, to shareholders of record at the opening of business on April 12, 2017, a distribution of $0.006 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2017, $7,140,877, or, if subsequently determined to be different, the net capital gain of such year.

A total of 12.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC (Pyramis)) and PGIM, Inc. (PGIM) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with FIAM on behalf of the fund to reflect the change in the sub-adviser's name from Pyramis to FIAM, noting that no other contract terms were impacted and that FIAM will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with FIAM, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with FIAM, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and approval of the amended sub-advisory agreement with FIAM is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, FIAM and PGIM (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and theiraffiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund had out-performed 50%, 54% and 62% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods and higher than its benchmark for the five-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2019 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.60%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2019.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with FIAM should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SSC-ANN-0417
1.912891.106

Strategic Advisers® Income Opportunities Fund of Funds Class L and Class N Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Class L	19.96%	6.77%
Class N	19.66%	6.58%

 A From June 19, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class L on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$13,603	Strategic Advisers® Income Opportunities Fund of Funds - Class L
$13,845	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds staged a robust advance for the 12 months ending February 28, 2017, with The BofA Merrill Lynch℠ US High Yield Constrained Index gaining 22.30% for the year. The asset class came out the gate strongly in March and April, benefiting from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Brexit, Britain’s surprise vote to exit the European Union, high-yield bonds resumed their rally and registered solid gains in July and August. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. presidential election. High-yield bonds bounced back strongly in December, bolstered by the positive fundamental implications of higher oil prices and potentially supportive fiscal and regulatory policy changes by the incoming Trump administration. The rally continued in January and February, aided by investor optimism despite few specifics on the new administration’s plans. Reflecting a more favorable environment for riskier assets during the period, lower-quality bonds within the index fared best by a wide margin. Gains were broad-based across industries, with energy, steel and metals & mining leading the way amid firming commodities prices. By contrast, more-defensive categories, such as food, beverage & tobacco, lagged.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes gained about 19% to 20%, trailing the The BofA Merrill Lynch US High Yield Constrained Index. I was pleased with the Fund’s absolute return, but our relative performance was hampered by the fact that most of our underlying managers were not positioned to capitalize on a risk-driven rally led by lower-quality bonds. Many managers had sizable underweightings in lower-quality bonds and some were meaningfully underexposed to energy and metals & mining. Most managers also held substantial cash stakes, which dampened their performance in an up market. BlackRock High Yield Bond Fund and T. Rowe Price High Yield Fund were the two biggest relative detractors. Both of these funds were hurt by allocations to non-U.S. high-yield bonds, which underperformed their U.S. counterparts over the 12-month period. Fidelity® Capital & Income Fund was another detractor, due to a large underweighting in energy and adverse selection within that sector. This fund also was weighed down by an investment in bankrupt electric utility Energy Future Holdings. On the plus side, Hotchkis & Wiley High Yield Fund was the primary relative contributor, benefiting from an overweighting in energy, along with strong selections across several industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund I Class	24.8	24.3
Hotchkis & Wiley High Yield Fund Class I	20.6	20.1
MainStay High Yield Corporate Bond Fund Class I	20.2	20.0
BlackRock High Yield Bond Fund Institutional Class	20.0	19.5
Fidelity Capital & Income Fund	14.6	16.2
	100.2

Asset Allocation (% of fund's net assets)

As of February 28, 2017
High Yield Fixed-Income Funds	100.2%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of August 31, 2016
High Yield Fixed-Income Funds	100.1%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Fixed-Income Funds - 100.2%
	Shares	Value
High Yield Fixed-Income Funds - 100.2%
BlackRock High Yield Bond Fund Institutional Class	220,759	$1,717,508
Fidelity Capital & Income Fund (a)	124,892	1,257,661
Hotchkis & Wiley High Yield Fund Class I	144,072	1,776,412
MainStay High Yield Corporate Bond Fund Class I	298,879	1,739,473
T. Rowe Price High Yield Fund I Class	316,231	2,137,724

TOTAL HIGH YIELD FIXED-INCOME FUNDS		8,628,778

TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $8,337,893)		8,628,778
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(16,194)
NET ASSETS - 100%		$8,612,584

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Capital & Income Fund	$1,053,814	$49,097	$--	$52,799	$1,257,661
Total	$1,053,814	$49,097	$--	$52,799	$1,257,661

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,123,564)	$7,371,117
Affiliated issuers (cost $1,214,329)	1,257,661
Total Investments (cost $8,337,893)		$8,628,778
Receivable for investments sold		53,707
Receivable for fund shares sold		10,818
Dividends receivable		4,163
Prepaid expenses		53
Receivable from investment adviser for expense reductions		3,244
Other receivables		88
Total assets		8,700,851
Liabilities
Payable for fund shares redeemed	$64,524
Distributions payable	2
Distribution and service plan fees payable	24
Other affiliated payables	88
Audit fee payable	21,521
Other payables and accrued expenses	2,108
Total liabilities		88,267
Net Assets		$8,612,584
Net Assets consist of:
Paid in capital		$8,961,709
Undistributed net investment income		4,721
Accumulated undistributed net realized gain (loss) on investments		(644,731)
Net unrealized appreciation (depreciation) on investments		290,885
Net Assets		$8,612,584
Income Opportunities:
Net Asset Value, offering price and redemption price per share ($8,010,109 ÷ 788,600 shares)		$10.16
Class F:
Net Asset Value, offering price and redemption price per share ($368,066 ÷ 36,232 shares)		$10.16
Class L:
Net Asset Value, offering price and redemption price per share ($117,690 ÷ 11,587 shares)		$10.16
Class N:
Net Asset Value, offering price and redemption price per share ($116,719 ÷ 11,492 shares)		$10.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$368,027
Affiliated issuers		52,799
Total income		420,826
Expenses
Management fee	$21,645
Transfer agent fees	261
Distribution and service plan fees	271
Accounting fees and expenses	900
Custodian fees and expenses	8,175
Independent trustees' fees and expenses	89
Registration fees	44,717
Audit	36,257
Legal	40
Proxy	13,267
Miscellaneous	67
Total expenses before reductions	125,689
Expense reductions	(118,192)	7,497
Net investment income (loss)		413,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(64,835)
Realized gain distributions from underlying funds:
Unaffiliated issuers	12,051
Total net realized gain (loss)		(52,784)
Change in net unrealized appreciation (depreciation) on investment securities		924,450
Net gain (loss)		871,666
Net increase (decrease) in net assets resulting from operations		$1,284,995

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$413,329	$408,999
Net realized gain (loss)	(52,784)	(553,053)
Change in net unrealized appreciation (depreciation)	924,450	(432,818)
Net increase (decrease) in net assets resulting from operations	1,284,995	(576,872)
Distributions to shareholders from net investment income	(414,457)	(402,806)
Distributions to shareholders from net realized gain	(10,676)	(75,901)
Total distributions	(425,133)	(478,707)
Share transactions - net increase (decrease)	1,277,661	108,912
Redemption fees	1,466	(1,678)
Total increase (decrease) in net assets	2,138,989	(948,345)
Net Assets
Beginning of period	6,473,595	7,421,940
End of period	$8,612,584	$6,473,595
Other Information
Undistributed net investment income end of period	$4,721	$5,894

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.42	$10.88	$10.60	$10.00
Income from Investment Operations
Net investment income (loss)C	.559	.562	.585	.616	.436
Net realized and unrealized gain (loss)	1.192	(1.339)	(.382)	.296	.615
Total from investment operations	1.751	(.777)	.203	.912	1.051
Distributions from net investment income	(.560)	(.553)	(.586)	(.610)	(.431)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.031)	(.020)
Total distributions	(.573)	(.661)	(.665)	(.641)	(.451)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.009	–D
Net asset value, end of period	$10.16	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	19.97%	(7.83)%	1.95%	9.02%	10.69%
Ratios to Average Net AssetsG
Expenses before reductions	1.74%	1.50%	1.53%	4.32%	10.12%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%	6.03%H
Supplemental Data
Net assets, end of period (000 omitted)	$8,010	$5,632	$6,515	$5,358	$1,042
Portfolio turnover rateI	37%	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.42	$10.88	$10.60	$10.52
Income from Investment Operations
Net investment income (loss)C	.557	.561	.586	.617	.125
Net realized and unrealized gain (loss)	1.194	(1.338)	(.383)	.295	.096
Total from investment operations	1.751	(.777)	.203	.912	.221
Distributions from net investment income	(.560)	(.553)	(.586)	(.610)	(.121)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.031)	(.020)
Total distributions	(.573)	(.661)	(.665)	(.641)	(.141)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.009	–D
Net asset value, end of period	$10.16	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	19.97%	(7.83)%	1.95%	9.02%	2.11%
Ratios to Average Net AssetsG
Expenses before reductions	1.77%	1.49%	1.53%	4.16%	7.40%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%	5.99%H
Supplemental Data
Net assets, end of period (000 omitted)	$368	$646	$694	$639	$184
Portfolio turnover rateI	37%	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.558	.561	.585	.186
Net realized and unrealized gain (loss)	1.193	(1.328)	(.392)	.278
Total from investment operations	1.751	(.767)	.193	.464
Distributions from net investment income	(.560)	(.553)	(.586)	(.180)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.027)
Total distributions	(.573)	(.661)	(.665)	(.207)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.003
Net asset value, end of period	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	19.96%	(7.74)%	1.85%	4.44%
Ratios to Average Net AssetsF
Expenses before reductions	1.75%	1.50%	1.54%	3.35%G
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%	.10%G
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%G
Supplemental Data
Net assets, end of period (000 omitted)	$118	$98	$106	$104
Portfolio turnover rateH	37%	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.534	.537	.559	.178
Net realized and unrealized gain (loss)	1.192	(1.329)	(.392)	.279
Total from investment operations	1.726	(.792)	.167	.457
Distributions from net investment income	(.535)	(.528)	(.560)	(.173)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.027)
Total distributions	(.548)	(.636)	(.639)	(.200)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.003
Net asset value, end of period	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	19.66%	(7.97)%	1.60%	4.37%
Ratios to Average Net AssetsF
Expenses before reductions	2.00%	1.75%	1.78%	3.61%G
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%G
Expenses net of all reductions	.35%	.35%	.35%	.35%G
Net investment income (loss)	5.49%	5.48%	5.25%	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$117	$98	$106	$104
Portfolio turnover rateH	37%	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$386,703
Gross unrealized depreciation	(147,017)
Net unrealized appreciation (depreciation) on securities	$239,686
Tax Cost	$8,389,092

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,183
Capital loss carryforward	$(594,906)
Net unrealized appreciation (depreciation) on securities and other investments	$239,686

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (52,831)
Long-term	(542,075)
Total capital loss carryforward	$(594,906)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$425,133	$ 415,940
Long-term Capital Gains	–	62,767
Total	$425,133	$ 478,707

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $3,933,045 and $2,648,546, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (FIAM)(an affiliate of the investment adviser) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$271	$271

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Income Opportunities	$257	–
Class L	2	–
Class N	2	–
	$261

 (a) Amount less than .005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $21,645

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$86,058
Class F	.10%	7,548
Class L	.10%	1,465
Class N	.35%	1,476

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Income Opportunities	$370,334	$353,566
Class F	31,875	37,846
Class L	6,282	5,840
Class N	5,966	5,554
Total	$414,457	$402,806
From net realized gain
Income Opportunities	$9,722	$66,570
Class F	659	7,104
Class L	148	1,116
Class N	147	1,111
Total	$10,676	$75,901

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Income Opportunities
Shares sold	437,285	234,908	$4,301,047	$2,325,146
Reinvestment of distributions	38,891	42,871	379,977	419,934
Shares redeemed	(314,625)	(276,197)	(3,066,874)	(2,700,765)
Net increase (decrease)	161,551	1,582	$1,614,150	$44,315
Class F
Shares sold	10,853	21,905	$105,566	$216,299
Reinvestment of distributions	3,344	4,596	32,534	44,950
Shares redeemed	(49,846)	(21,270)	(487,133)	(210,272)
Net increase (decrease)	(35,649)	5,231	$(349,033)	$50,977
Class L
Reinvestment of distributions	659	709	$6,430	$6,955
Net increase (decrease)	659	709	$6,430	$6,955
Class N
Reinvestment of distributions	627	680	$6,114	$6,665
Net increase (decrease)	627	680	$6,114	$6,665

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Income Opportunities	.11%
Actual		$1,000.00	$1,058.40	$.56
Hypothetical-C		$1,000.00	$1,024.25	$.55
Class F	.03%
Actual		$1,000.00	$1,058.40	$.15
Hypothetical-C		$1,000.00	$1,024.65	$.15
Class L	.07%
Actual		$1,000.00	$1,058.40	$.36
Hypothetical-C		$1,000.00	$1,024.45	$.35
Class N	.32%
Actual		$1,000.00	$1,057.10	$1.63
Hypothetical-C		$1,000.00	$1,023.21	$1.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Income Opportunities Fund of Funds
Class F	04/10/17	04/07/17	$0.003
Class L	04/10/17	04/07/17	$0.003
Class N	04/10/17	04/07/17	$0.003
Income Opportunities	04/10/17	04/07/17	$0.003

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the second quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that the retail class had out-performed 53% and 70% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses of each class rank above their competitive medians primarily due to acquired fund fees and expenses.

Fees Charged to Other Clients.  The Board also considered fee structures paid by Strategic Advisers' other clients, such as other funds advised or subadvised by Strategic Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2017 and the Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund’s Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Board Approval of Investment Advisory Contract and Management Fees  Strategic Advisers Income Opportunities Fund of Funds  On December 1, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with FIAM LLC (FIAM ) for the fund (the Amended Sub-Advisory Agreement) to add an additional investment mandate. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement with FIAM on behalf of the fund, except with respect to the date of execution and the fee schedule, which was amended to add a new investment mandate.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by FIAM from its oversight of FIAM on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund on behalf of the new investment mandate. The Board also took into consideration the fund’s investment objective, strategies and related investment philosophy and additional information regarding the new investment mandate provided by Strategic Advisers and FIAM. The Board also considered the structure of FIAM’s portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that FIAM will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that FIAM’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered FIAM’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIAM under the new investment mandate and (ii) the resources devoted by FIAM to its compliance program, which the Board is familiar with through its oversight of FIAM on behalf of other funds overseen by the Board.

Investment Performance.  The Board also considered the historical investment performance of FIAM and the portfolio manager in managing funds and accounts under a similar investment mandate as well as relevant historical performance comparisons within the high yield asset class.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Amended Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund’s investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to FIAM and the projected change in the fund’s total operating expenses, if any, as a result of the new investment mandate. The Board also considered relevant competitive fee comparisons for other investment advisers within the high yield asset class.

The Board considered that the fee schedule for the additional mandate is identical to the fee schedule for the existing mandate and that the Amended Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers’ portion of the management fee, Strategic Advisers’ contractual management fee waiver for the fund or Strategic Advisers’ expense reimbursement arrangements for each class of the fund. The Board also considered that there are no expected changes to the fund’s management fee or total net expenses as a result of approving the Amended Sub-Advisory Agreement because Strategic Advisers does not expect to allocate assets to FIAM under the new investment mandate at this time. As a result, the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund’s advisory contracts at the September 2016 meeting.

Based on its review, the Board concluded that the fund’s management fee structure and any projected changes to total expenses (if any) bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement will have no impact on the management fee retained by Strategic Advisers, if any, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement. The Board noted that it will consider costs of services and profitability to Strategic Advisers and FIAM as a result of their relationship with the fund in connection with future renewals of the Amended Sub-Advisory Agreement and the fund’s advisory agreement with Strategic Advisers.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits that may accrue to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers or a sub-adviser, if any, during its annual renewal of the fund’s advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Amended Sub-Advisory Agreement, the Board considered management’s representation that it does not anticipate that the additional investment mandate will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s advisory agreement with Strategic Advisers and the fund’s sub-advisory agreements. The Board noted that the Amended Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to FIAM as assets allocated to the new investment mandate grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2g

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Income Opportunities Fund with respect to FIAM's High Yield strategy.

	# of Votes	% of Votes
Affirmative	3,491,326.14	91.992
Against	106,375.04	2.803
Abstain	197,536.36	5.205
TOTAL	3,795,237.54	100.000
Proposal 1 reflects trust wide proposal and voting results.

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ODF-L-ODF-N-ANN-0417
1.9585963.103

Strategic Advisers® Emerging Markets Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Emerging Markets Fund	29.40%	0.05%	0.32%

 A From September 30, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$10,208	Strategic Advisers® Emerging Markets Fund
$10,362	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 29.40%, slightly trailing the 29.94% return of the MSCI Emerging Markets Index. Versus the benchmark, the Fund's performance was dampened by underlying managers with a growth emphasis in their investment strategies, as growth stocks lagged their value counterparts for the period. I believe the Fund's diversification across managers with different investment styles – a key element of my investment strategy – helped Fund performance stay close to that of the benchmark. Growth-oriented Fidelity® Emerging Markets Fund was the primary detractor, hurt by an overweighting in the lagging consumer staples sector and adverse positioning in materials. Oppenheimer Developing Markets Fund also detracted, due to weak security selection in Brazil, China and India. On the plus side, sub-adviser Acadian Asset Management was the top relative contributor, as its multifactor, quantitative strategy outpaced the Fund’s benchmark by a healthy margin. Value-oriented Lazard Emerging Markets Equity Portfolio was another leading contributor, benefiting from picks in China and South Korea. Consistent with our goal of expanding the role of sub-advisers in the portfolio, I increased the Fund’s allocation to FIAM℠ to 11% of Fund assets by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Causeway Emerging Markets Fund - Investor Class	7.7	7.2
Fidelity Emerging Markets Fund	7.6	8.9
T. Rowe Price Emerging Markets Stock Fund Class I	7.4	7.0
Lazard Emerging Markets Equity Portfolio Institutional Class	5.5	6.4
Aberdeen Emerging Markets Fund Institutional Service Class	5.2	6.5
Oppenheimer Developing Markets Fund Class I	4.8	5.2
iShares MSCI China ETF	4.5	4.3
Parametric Emerging Markets Fund Investor Class	4.4	4.3
GMO Emerging Markets Fund Class IV	3.9	3.6
Brandes Emerging Markets Value Fund Class A	3.2	3.2
	54.2

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	35.3%
Preferred Stocks	1.3%
Diversifed Emerging Markets Funds	61.5%
Foreign Large Value Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

As of August 31, 2016
Common Stocks	31.4%
Preferred Stocks	1.1%
Diversifed Emerging Markets Funds	66.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 35.3%
	Shares	Value
CONSUMER DISCRETIONARY - 3.7%
Auto Components - 0.2%
Chaowei Power Holdings Ltd.	136,000	$107,218
Gmb Korea Corp.	7,110	34,347
Hankook Tire Co. Ltd.	2,926	154,244
HS Chemical	2,389	71,708
JK Tyre & Industries Ltd. (a)	62,201	116,059
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret A/S	42,321	84,430
MAHLE Metal Leve SA	300	2,086
Motherson Sumi Systems Ltd.	554,434	2,909,896
MRF Ltd.	4,163	3,234,010
Nexteer Auto Group Ltd.	300,000	387,226
Seoyon Co. Ltd.	10,757	100,515
Seoyon E-Hwa Co., Ltd.	6,774	93,154
Sewon Precision Industries Co. Ltd.	912	14,511
Tianneng Power International Ltd.	2,464,000	2,180,587
TVS Srichakra Ltd.	2,302	104,364
Xinchen China Power Holdings Ltd. (a)	139,000	24,710
Xingda International Holdings Ltd.	263,000	116,883
Yoo Sung Enterprise	15,668	60,702
		9,796,650
Automobiles - 1.0%
Brilliance China Automotive Holdings Ltd.	1,436,000	2,256,785
China Motor Co. Ltd.	96,000	90,067
Dongfeng Motor Group Co. Ltd. (H Shares)	2,680,000	3,179,585
Geely Automobile Holdings Ltd.	6,160,000	8,379,549
Hero Motocorp Ltd.	187,366	8,811,888
Hyundai Motor Co.	37,097	4,888,929
Kia Motors Corp.	224,841	7,581,248
Ssangyong Motor Co. (a)	13,123	92,199
Tata Motors Ltd. (a)	522,870	3,579,181
Tofas Turk Otomobil Fabrikasi A/S	1,221,580	9,123,834
		47,983,265
Distributors - 0.1%
Imperial Holdings Ltd.	402,260	5,124,273
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	140,116	6,783,016
TAL Education Group ADR (a)	16,000	1,383,520
Visang Education, Inc.	9,614	132,209
		8,298,745
Hotels, Restaurants & Leisure - 0.2%
China Lodging Group Ltd. ADR	24,794	1,437,308
Jollibee Food Corp.	343,300	1,378,954
Sands China Ltd.	1,618,122	6,753,553
		9,569,815
Household Durables - 0.9%
Arcelik A/S	49,412	283,510
Cyrela Brazil Realty SA	719,770	2,969,339
Guangdong Kelon Electrical Holdings Ltd. Series H	130,000	154,066
Haier Electronics Group Co. Ltd.	4,861,454	8,942,736
Kang Yong Electric PCL NVDR	5,000	70,506
LG Electronics, Inc.	154,102	8,123,501
Midea Group Co. Ltd. Class A	1,110,519	5,151,780
MRV Engenharia e Participacoes SA	1,242,957	5,636,912
Nien Made Enterprise Co. Ltd.	599,882	5,872,383
Skyworth Digital Holdings Ltd.	2,954,000	1,917,861
Vestel Elektonik Sanayi ve Ticaret A/S (a)	269,289	452,873
Vestel White Goods A/S	175,772	582,026
		40,157,493
Internet & Direct Marketing Retail - 0.3%
Ctrip.com International Ltd. ADR (a)	82,729	3,924,664
JD.com, Inc. sponsored ADR (a)	245,000	7,489,650
		11,414,314
Media - 0.5%
Hyundai HCN	154,083	513,429
KT Skylife Co. Ltd.	6,226	91,930
Megacable Holdings S.A.B. de CV unit	536,500	1,931,149
Multiplus SA	18,600	211,177
Naspers Ltd. Class N	81,257	12,990,221
PT Media Nusantara Citra Tbk	28,548,900	3,553,627
Smiles SA	200,000	3,920,242
YeaRimDang Publishing Co. Ltd. (a)	7,300	34,492
		23,246,267
Multiline Retail - 0.1%
Grupo Sanborns SA de CV	29,115	30,663
Magazine Luiza SA (a)	10,200	674,140
New World Department Store China Ltd. (a)	229,000	35,399
PT Ramayana Lestari Sentosa Tbk	2,230,300	219,083
Woolworths Holdings Ltd.	394,721	2,106,382
		3,065,667
Specialty Retail - 0.1%
BIG Camera Corp. PCL	4,736,500	753,431
Cashbuild Ltd.	3,812	107,526
China Yongda Automobiles Services Holdings Ltd.	653,500	589,277
Padini Holdings Bhd	297,300	186,817
PTG Energy PCL unit	258,400	199,963
Zhongsheng Group Holdings Ltd. Class H	1,685,000	2,444,074
		4,281,088
Textiles, Apparel & Luxury Goods - 0.1%
Aksa Akrilik Kimya Sanayii	37,525	108,066
CECEP COSTIN New Materials Group Ltd.	741,000	57,272
Century Enka Ltd. (a)	7,306	35,618
China Great Star International Ltd. (a)	73,176	87,084
ECLAT Textile Co. Ltd.	454,000	4,570,023
Grendene SA	55,100	349,801
RSWM Ltd. (a)	24,455	143,560
Vardhman Textiles Ltd. (a)	6,798	135,410
Weiqiao Textile Co. Ltd. (H Shares)	426,500	302,174
		5,789,008

TOTAL CONSUMER DISCRETIONARY		168,726,585

CONSUMER STAPLES - 2.4%
Beverages - 0.7%
Ambev SA	2,185,987	12,385,095
Fomento Economico Mexicano S.A.B. de CV:
unit	228,700	1,841,985
sponsored ADR	136,167	10,966,890
Kweichow Moutai Co. Ltd. (A Shares)	33,758	1,743,309
Pepsi-Cola Products Philippines, Inc.	775,100	52,764
Wuliangye Yibin Co. Ltd. Class A	553,800	3,190,030
		30,180,073
Food & Staples Retailing - 0.4%
BGFretail Co. Ltd.	60,162	5,409,489
C.P. ALL PCL (For. Reg.)	2,120,300	3,646,207
Drogasil SA (a)	204,800	3,863,433
E-Mart Co. Ltd.	4,483	821,989
Grupo Comercial Chedraui S.A.B. de CV	177,397	330,133
Magnit OJSC	10,040	1,570,133
O'Key Group SA GDR (Reg. S)	599,151	1,288,175
Zhou Hei Ya International Holdings Co. Ltd.	1,424,500	1,244,137
		18,173,696
Food Products - 0.9%
China Agri-Industries Holdings Ltd. (a)	1,022,000	504,227
China Mengniu Dairy Co. Ltd.	4,899,496	9,656,480
Gruma S.A.B. de CV Series B	509,392	6,716,678
Industrias Bachoco SA de CV Series B	22,040	87,846
JBS SA	1,283,700	4,769,868
JUHAYNA Food Industries	2,715,498	1,182,887
M. Dias Branco SA	179,100	7,860,688
Malee Group PCL unit	13,700	40,247
PT Japfa Comfeed Indonesia Tbk	3,231,000	417,927
Tiger Brands Ltd.	291,640	9,293,350
		40,530,198
Personal Products - 0.1%
AMOREPACIFIC Group, Inc.	31,447	3,603,764
China King-highway Holdings Ltd. (a)	165,627	251,127
LG Household & Health Care Ltd.	3,528	2,730,592
		6,585,483
Tobacco - 0.3%
ITC Ltd.	4,032,213	15,844,830

TOTAL CONSUMER STAPLES		111,314,280

ENERGY - 3.2%
Energy Equipment & Services - 0.1%
Elnusa Tbk PT	2,479,100	79,563
Ezion Holdings Ltd. (a)	8,850,090	2,336,616
Ezion Holdings Ltd. warrants 4/24/20 (a)	1,376,848	79,581
Petrofac Ltd.	312,751	3,459,707
		5,955,467
Oil, Gas & Consumable Fuels - 3.1%
Aegean Marine Petroleum Network, Inc.	66,185	668,469
Bangchak Petroleum PCL:
(For. Reg.)	520,100	514,279
NVDR	570,600	564,214
Banpu PCL NVDR unit	1,074,400	603,552
Bharat Petroleum Corp. Ltd.	1,851,464	18,592,334
Chennai Petroleum Corp. Ltd. (a)	48,872	278,217
China Coal Energy Co. Ltd. (H Shares) (a)	261,000	138,184
China Petroleum & Chemical Corp. (H Shares)	2,960,000	2,294,428
China Shenhua Energy Co. Ltd. (H Shares)	181,500	379,698
CNOOC Ltd.	16,492,000	19,509,895
Cosan Ltd. Class A	548,808	4,577,059
Cosan SA Industria e Comercio	327,000	4,143,598
Dana Gas PJSC (a)	420,062	52,615
Formosa Petrochemical Corp.	137,000	477,539
Gazprom OAO sponsored ADR (Reg. S)	5,759	25,688
Great Eastern Shipping Co. Ltd.	55,484	307,709
Grupa Lotos SA (a)	11,091	132,662
Hindustan Petroleum Corp. Ltd.	981,879	7,913,157
Indian Oil Corp. Ltd.	1,170,536	6,754,813
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (a)	124,732	69,922
IRPC PCL NVDR	14,815,200	2,106,115
Kosmos Energy Ltd. (a)	344,119	2,112,891
Lubelski Wegiel Bogdanka S.A. (a)	1,776	34,881
Lukoil PJSC	10,000	528,392
Lukoil PJSC sponsored ADR	245,932	13,034,396
Mangalore Refinery & Petrochemicals Ltd. (a)	85,958	139,452
NOVATEK OAO GDR (Reg. S)	25,664	3,323,488
Oil & Natural Gas Corp. Ltd.	1,527,420	4,430,605
Ophir Energy PLC (a)	1,806,059	2,056,162
PetroChina Co. Ltd. (H Shares)	1,652,000	1,254,826
Petroleo Brasileiro SA - Petrobras (ON) (a)	235,800	1,195,181
Petronet LNG Ltd.	472,946	2,881,976
Polish Oil & Gas Co. SA	975,843	1,500,134
Polski Koncern Naftowy Orlen SA	283,078	6,558,840
PT Adaro Energy Tbk	22,274,600	2,831,092
PT Harum Energy Tbk (a)	875,400	143,099
PT Indo Tambangraya Megah Tbk	297,600	392,753
PT United Tractors Tbk	2,271,500	4,198,596
PTT Exploration and Production PCL NVDR	737,400	1,965,526
PTT PCL NVDR	210,100	2,390,613
Reliance Industries Ltd.	318,418	5,908,091
SK Energy Co. Ltd.	37,352	5,087,169
Star Petroleum Refining PCL unit	2,932,400	1,084,191
Susco Public Co. Ltd. unit	267,500	31,894
Thai Oil PCL NVDR	591,600	1,275,932
Tullow Oil PLC (a)	979,556	3,262,354
Tupras Turkiye Petrol Rafinelleri A/S	229,839	5,377,921
		143,104,602

TOTAL ENERGY		149,060,069

FINANCIALS - 8.9%
Banks - 6.4%
Abu Dhabi Commercial Bank PJSC	33,053	63,811
Agricultural Bank of China Ltd. (H Shares)	5,701,000	2,629,118
Akbank T.A.S.	361,132	862,366
Axis Bank Ltd.	654,916	4,972,847
Axis Bank Ltd. GDR (Reg. S)	162,719	6,199,594
Banco do Brasil SA	476,200	5,005,810
Bangkok Bank PCL NVDR	67,100	341,361
Bank of China Ltd. (H Shares)	36,193,000	18,322,855
Bank Polska Kasa Opieki SA	191,621	6,596,082
Capitec Bank Holdings Ltd.	81,527	4,505,971
China Construction Bank Corp. (H Shares)	34,744,000	28,599,384
Chinatrust Financial Holding Co. Ltd.	14,678,058	8,774,224
Commercial International Bank SAE	703,800	3,191,538
Credicorp Ltd. (United States)	58,149	9,572,488
E.SUN Financial Holdings Co. Ltd.	5,279,100	3,207,324
First Gulf Bank PJSC	2,498,056	9,284,810
Grupo Financiero Banorte S.A.B. de CV Series O	2,479,298	12,321,524
Grupo Financiero Galicia SA sponsored ADR	125,920	4,004,256
Grupo Financiero Interacciones SA de CV	41,018	180,249
Hana Financial Group, Inc.	254,191	7,898,654
HDFC Bank Ltd.	143,376	3,100,985
ICICI Bank Ltd. sponsored ADR	1,260,592	10,336,854
Indian Bank	53,509	231,358
Industrial & Commercial Bank of China Ltd. (H Shares)	22,081,000	14,478,132
ING Bank Slaski SA	1,160	52,356
Kasikornbank PCL (For. Reg.)	1,315,700	7,183,642
KB Financial Group, Inc.	158,745	6,531,896
Kiatnakin Bank PCL unit	566,400	1,067,362
Krung Thai Bank PCL:
(For. Reg.)	985,300	553,500
NVDR	6,107,300	3,430,822
Lakshmi Vilas Bank Ltd. (a)	62,254	149,092
MONETA Money Bank A/S	1,087,940	3,638,417
OTP Bank PLC	322,068	9,355,344
PT Bank Bukopin Tbk	206,800	9,382
PT Bank Jabar Banten Tbk	1,012,800	174,673
PT Bank Mandiri (Persero) Tbk	3,802,100	3,221,635
PT Bank Negara Indonesia (Persero) Tbk	8,141,200	3,815,424
PT Bank Rakyat Indonesia Tbk	6,803,800	6,096,686
PT Bank Tabungan Negara Tbk	7,212,400	1,157,359
Public Bank Bhd	2,032,200	9,135,746
Sberbank of Russia	3,775,380	10,075,307
Sberbank of Russia:
sponsored ADR	907,173	9,897,257
sponsored ADR (United Kingdom)	600,813	6,578,902
Shinhan Financial Group Co. Ltd.	311,340	12,767,641
South Indian Bank Ltd. (a)	260,132	81,285
South Indian Bank Ltd. rights (a)	86,710	8,902
Standard Bank Group Ltd.	597,291	6,520,911
Standard Chartered PLC (Hong Kong) (a)	552,950	4,993,211
Thanachart Capital PCL:
(For. Reg.)	797,900	1,109,131
NVDR	653,200	907,989
TISCO Financial Group PCL NVDR	512,900	1,006,969
Turkiye Garanti Bankasi A/S	2,113,601	5,006,524
Turkiye Halk Bankasi A/S	1,061,449	3,287,222
Turkiye Is Bankasi A/S Series C	1,993,237	3,467,118
Turkiye Vakiflar Bankasi TAO	3,093,772	4,505,782
Vijaya Bank Ltd. (a)	56,157	59,208
Woori Bank	241,673	2,833,437
		293,361,727
Capital Markets - 0.0%
JSE Ltd.	7,811	96,942
KGI Securities Thailand PCL NVDR	486,400	57,994
		154,936
Consumer Finance - 0.2%
Manappuram General Finance & Leasing Ltd.	290,833	423,446
Muthoot Finance Ltd. (a)	64,980	346,982
Shriram Transport Finance Co. Ltd.	495,425	6,899,197
		7,669,625
Diversified Financial Services - 0.5%
Far East Horizon Ltd.	4,914,000	4,728,591
FirstRand Ltd.	2,334,674	8,849,247
Fubon Financial Holding Co. Ltd.	2,170,000	3,516,875
Haci Omer Sabanci Holding A/S	2,127,403	5,886,881
		22,981,594
Insurance - 1.6%
AIA Group Ltd.	1,137,800	7,189,206
BB Seguridade Participacoes SA	984,936	8,952,299
Cathay Financial Holding Co. Ltd.	2,010,000	3,159,348
China Life Insurance Co. Ltd. (H Shares)	1,732,000	5,277,289
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,133,000	4,152,295
Dongbu Insurance Co. Ltd.	48,469	2,610,592
Hyundai Fire & Marine Insurance Co. Ltd.	104,093	2,973,037
Liberty Holdings Ltd.	576,642	4,887,005
MMI Holdings Ltd.	1,729,741	3,243,882
PICC Property & Casualty Co. Ltd. (H Shares)	2,272,000	3,471,115
Porto Seguro SA	291,548	2,675,869
Powszechny Zaklad Ubezpieczen SA	998,113	8,855,149
Samsung Fire & Marine Insurance Co. Ltd.	20,285	4,559,833
Sanlam Ltd.	2,683,462	13,863,787
Tong Yang Life Insurance Co. Ltd.	7,490	69,658
		75,940,364
Thrifts & Mortgage Finance - 0.2%
Housing Development Finance Corp. Ltd.	370,973	7,617,108

TOTAL FINANCIALS		407,725,354

HEALTH CARE - 0.4%
Biotechnology - 0.1%
Medy-Tox, Inc.	16,945	6,145,251
Health Care Equipment & Supplies - 0.0%
Top Glove Corp. Bhd	195,000	220,912
Health Care Providers & Services - 0.0%
Fleury SA	37,600	517,289
Selcuk Ecza Deposu Tic A/S	122,624	112,882
		630,171
Pharmaceuticals - 0.3%
CSPC Pharmaceutical Group Ltd.	2,696,000	3,299,282
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	363,340	2,665,895
PT Kalbe Farma Tbk	40,439,856	4,639,546
Yunnan Baiyao Group Co. Ltd.	235,200	2,625,719
		13,230,442

TOTAL HEALTH CARE		20,226,776

INDUSTRIALS - 1.5%
Airlines - 0.1%
AirAsia X Bhd (a)	630,800	58,250
Avianca Holdings SA sponsored ADR	115,122	893,347
Cebu Air, Inc.	267,110	489,139
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR (a)	16,216	196,538
Copa Holdings SA Class A	26,000	2,768,740
Grupo Aeromexico S.A.B. de CV (a)	35,230	78,363
Thai Airways International PCL NVDR (a)	171,500	94,867
		4,579,244
Building Products - 0.2%
China Liansu Group Holdings Ltd.	7,261,000	5,453,069
Ege Seramik Sanayi ve Ticaret A/S (a)	36,353	33,165
National Central Cooling Co. (a)	867,653	451,250
Trakya Cam Sanayii A/S	290,742	246,872
Vanachai Group PCL NVDR	692,600	283,865
		6,468,221
Commercial Services & Supplies - 0.1%
Blue Label Telecoms Ltd.	156,775	222,061
KEPCO Plant Service & Engineering Co. Ltd.	43,657	2,343,716
		2,565,777
Construction & Engineering - 0.2%
China Railway Group Ltd. (H Shares)	345,000	301,762
China State Construction International Holdings Ltd.	2,934,000	4,799,985
Gamuda Bhd	2,459,700	2,720,074
Kimlun Corp. Bhd	105,000	50,608
Kolon Global Corp. (a)	1,106	14,478
Murray & Roberts Holdings Ltd.	128,238	149,477
Sunway Construction Group Bhd	654,100	257,810
Syntec Construction PCL NVDR	991,200	156,249
Tekfen Holding A/S	490,553	1,063,577
Wilson Bayly Holmes-Ovcon Ltd.	10,277	114,189
		9,628,209
Electrical Equipment - 0.1%
China High Speed Transmission Equipment Group Co. Ltd.	263,000	320,496
DONGYANG E&P, Inc.	21,665	254,006
Harbin Electric Machinery Co. Ltd.(H Shares)	910,000	445,452
LS Cable Ltd.	9,264	553,684
TECO Electric & Machinery Co. Ltd.	4,432,000	3,999,296
Walsin Lihwa Corp.	323,000	149,415
		5,722,349
Industrial Conglomerates - 0.2%
Alfa SA de CV Series A	258,148	330,081
AntarChile SA Class A	2,925	33,107
CJ Corp.	13,592	2,066,837
Dogan Sirketler Grubu Holding A/S (a)	527,214	102,861
Hanwha Corp.	25,480	817,588
Hong Leong Industries Bhd	11,800	25,381
KAP Industrial Holdings Ltd.	335,738	239,822
Mannai Corp.	9,621	227,228
Reunert Ltd.	18,601	99,503
San Miguel Corp.	213,760	456,968
Sembcorp Industries Ltd.	916,200	2,092,079
Turk Sise ve Cam Fabrikalari A/S	2,717,233	2,926,975
		9,418,430
Machinery - 0.1%
Hyundai Heavy Industries Co. Ltd. (a)	7,091	1,028,270
Lonking Holdings Ltd.	1,460,000	394,955
Nishoku Technology, Inc.	34,000	89,716
Sinotruk Hong Kong Ltd.	466,500	387,603
Syncmold Enterprise Corp.	43,000	86,709
Weichai Power Co. Ltd. (H Shares)	2,359,000	4,151,018
		6,138,271
Marine - 0.0%
China Shipping Development Co. Ltd. (H Shares)	832,000	502,658
Mercator Ltd. (a)	143,420	100,378
Shipping Corp. of India Ltd. (a)	149,368	140,358
		743,394
Road & Rail - 0.0%
Globaltrans Investment PLC GDR (Reg. S)	12,306	73,836
Trading Companies & Distributors - 0.1%
Barloworld Ltd.	669,929	5,917,132
Transportation Infrastructure - 0.4%
Adani Ports & Special Economic Zone	824,292	3,727,690
CCR SA	122,350	702,910
DP World Ltd.	211,442	4,476,227
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	285,600	2,470,845
Grupo Aeroportuario Norte S.A.B. de CV	597,000	2,869,487
OHL Mexico S.A.B. de CV	889,309	930,850
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	173,345	1,622,022
Shenzhen Expressway Co. (H Shares)	2,516,000	2,323,838
Tianjin Port Development Holdings Ltd.	236,000	39,825
		19,163,694

TOTAL INDUSTRIALS		70,418,557

INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 0.0%
Alpha Networks, Inc.	110,000	76,685
BYD Electronic International Co. Ltd.	325,500	352,214
Gemtek Technology Corp.	74,000	65,811
Humax Co. Ltd.	5,379	57,138
		551,848
Electronic Equipment & Components - 1.3%
AAC Technology Holdings, Inc.	145,000	1,526,974
AU Optronics Corp.	995,000	394,602
CalComp Electronics PCL:
unit (a)	287,300	23,715
(depositary receipt)	2,246,265	240,015
Coretronic Corp.	87,400	123,425
Delta Electronics, Inc.	2,167,683	12,075,245
Dk Uil Co. Ltd.	8,414	80,847
Enel Chile SA sponsored ADR	176,677	892,219
HannStar Board Corp.	299,000	190,911
Hollysys Automation Technologies Ltd.	341,397	5,960,792
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,988,533	14,544,539
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	315,546	1,868,032
Innolux Corp.	4,751,039	1,934,651
INTOPS Co. Ltd.	42,282	415,589
INZI Display Co. Ltd.	46,574	95,250
Kingboard Chemical Holdings Ltd.	781,500	2,763,423
Kingboard Laminates Holdings Ltd.	88,500	99,183
Largan Precision Co. Ltd.	42,000	6,239,046
LG Display Co. Ltd.	228,394	5,515,035
PAX Global Technology Ltd.	1,776,000	1,253,717
Sunny Optical Technology Group Co. Ltd.	474,000	3,049,930
V.S. Industry Bhd	132,700	46,624
		59,333,764
Internet Software & Services - 2.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	189,225	19,471,253
Baidu.com, Inc. sponsored ADR (a)	75,356	13,121,740
Mix Telematics Ltd. sponsored ADR	6,812	48,570
Momo, Inc. ADR (a)	52,167	1,389,729
NAVER Corp.	1,713	1,171,798
NetEase, Inc. ADR	49,875	15,214,868
Phoenix New Media Ltd. ADR (a)	50,158	192,607
SINA Corp.	55,300	3,845,009
Tencent Holdings Ltd.	812,800	21,569,246
Weibo Corp. sponsored ADR (a)	69,502	3,511,241
Yandex NV Series A (a)	488,742	10,996,695
Yirendai Ltd. sponsored ADR (a)	2,889	68,758
YY, Inc. ADR (a)	7,999	354,276
		90,955,790
IT Services - 0.7%
Cielo SA	619,047	5,363,211
CSU Cardsystem SA	20,600	64,572
HCL Technologies Ltd.	868,127	10,930,139
Hexaware Technologies Ltd.	161,698	543,315
Infosys Ltd.	134,399	2,036,925
Infosys Ltd. sponsored ADR	445,622	6,746,717
Luxoft Holding, Inc. (a)	53,004	3,108,685
Mphasis BFL Ltd.	41,137	366,888
Sonata Software Ltd.	37,789	108,426
Tata Consultancy Services Ltd.	22,408	828,231
Tech Mahindra Ltd.	33,862	253,438
WNS Holdings Ltd. sponsored ADR (a)	37,858	1,069,489
		31,420,036
Semiconductors & Semiconductor Equipment - 2.5%
ChipMOS TECHNOLOGIES, Inc. sponsored ADR	7,108	110,956
Daqo New Energy Corp. ADR (a)	1,800	44,622
Dongbu HiTek Co. Ltd. (a)	19,329	320,333
e-LITECOM Co. Ltd.	5,224	43,426
eMemory Technology, Inc.	309,000	4,429,097
Eugene Technology Co. Ltd.	21,827	310,742
Forhouse Corp.	193,000	86,450
Greatek Electronics, Inc.	164,000	222,784
Malaysian Pacific Industries BHD	27,500	59,645
Phison Electronics Corp.	33,000	289,719
Radiant Opto-Electronics Corp.	382,000	790,208
Realtek Semiconductor Corp.	37,000	138,010
SK Hynix, Inc.	827,235	34,054,896
Taiwan Semiconductor Manufacturing Co. Ltd.	9,590,000	58,804,202
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	426,196	13,412,388
Taiwan Surface Mounting Technology Co. Ltd.	46,000	43,007
Unisem (M) Bhd	561,700	342,839
Vanguard International Semiconductor Corp.	1,525,000	3,015,523
		116,518,847
Software - 0.2%
Asseco Poland SA	106,083	1,461,180
CD Projekt RED SA (a)	118,239	2,048,858
Changyou.com Ltd. (A Shares) ADR (a)	8,159	225,352
LiveChat Software SA	3,062	38,448
Nucleus Software Exports Ltd. (a)	27,791	113,163
OnMobile Global Ltd. (a)	180,111	214,460
Sasken Communication Technologies Ltd.	1,373	8,099
Totvs SA	556,218	4,476,191
		8,585,751
Technology Hardware, Storage & Peripherals - 2.8%
Acer, Inc.	620,000	297,912
Advantech Co. Ltd.	524,000	4,463,824
Casetek Holdings	851,000	2,883,148
Catcher Technology Co. Ltd.	518,000	4,336,776
Chicony Electronics Co. Ltd.	2,432,795	5,737,836
Compal Electronics, Inc.	5,111,000	3,205,093
Foxconn Technology Co. Ltd.	8,000	23,898
Getac Technology Corp.	478,000	669,577
Inventec Corp.	861,000	639,502
JCY International Bhd	372,200	49,878
Lenovo Group Ltd.	6,380,000	3,829,857
Lite-On Technology Corp.	142,000	238,232
Micro-Star International Co. Ltd.	127,000	294,156
Mobase Co. Ltd.	6,702	44,605
Pegatron Corp.	2,109,000	5,544,395
Samsung Electronics Co. Ltd.	56,296	95,381,622
Sunrex Technology Corp.	172,200	106,584
Wistron Corp.	420,486	352,722
		128,099,617

TOTAL INFORMATION TECHNOLOGY		435,465,653

MATERIALS - 2.1%
Chemicals - 0.7%
Alpek SA de CV	753,106	799,155
Bodal Chemicals Ltd. (a)	145,582	288,000
China General Plastics Corp.	207,000	177,687
D&L Industries, Inc.	7,260,300	1,890,240
GHCL Ltd.	62,886	248,669
Gujarat Alkalies and Chemicals Ltd. (a)	12,912	73,911
Gujarat Narmada Valley Fertilizers Co.	24,724	99,952
Hanwha Chemical Corp.	62,519	1,397,088
Hyosung Corp.	1,793	207,845
Jindal Poly Films Ltd. (a)	13,777	65,793
Kiri Industries Ltd. (a)	6,907	31,106
Korea Petro Chemical Industries Co. Ltd.	9,900	2,321,403
Kunsul Chemical Industrial Co. Ltd.	2,980	95,621
LG Chemical Ltd.	20,533	5,122,390
Lotte Chemical Corp.	16,978	5,455,290
Mexichem S.A.B. de CV	245,582	579,012
NOCIL Ltd. (a)	109,796	139,950
Phillips Carbon Black Ltd.	15,510	70,315
PTT Global Chemical PCL NVDR	1,228,600	2,508,928
Sasol Ltd.	214,882	6,112,528
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	4,056,000	2,455,680
Taekwang Industrial Co. Ltd.	168	142,468
Tata Chemicals Ltd. (a)	149,166	1,252,905
Tikkurila Oyj	50,540	1,013,552
USI Corp.	264,000	145,343
		32,694,831
Construction Materials - 0.3%
CEMEX S.A.B. de CV sponsored ADR	875,615	7,407,703
China Resources Cement Holdings Ltd.	962,000	500,648
Eternit SA	53,000	24,743
Magnesita Refratarios SA (a)	4,800	38,110
Siam Cement PCL NVDR unit	206,000	3,046,560
Tipco Asphalt NVDR	2,507,400	1,868,486
		12,886,250
Containers & Packaging - 0.2%
AMVIG Holdings Ltd.	5,416,000	1,925,590
Anadolu Cam Sanayii A/S (a)	292,108	246,427
Bio Pappel S.A.B. de CV (a)	28,412	33,939
Cosmo Films Ltd.	11,477	60,193
Greatview Aseptic Pack Co. Ltd.	9,862,000	4,891,046
Mpact Ltd.	42,829	98,930
Nampak Ltd. (a)	2,393,244	3,037,737
Polyplex Thailand PCL unit (a)	70,900	29,262
Uflex Ltd. (a)	67,040	270,169
		10,593,293
Metals & Mining - 0.7%
AngloGold Ashanti Ltd.	59,977	661,287
AngloGold Ashanti Ltd. sponsored ADR (a)	49,300	543,286
Ann Joo Resources Bhd	74,700	44,921
CAP SA	73,910	850,200
Chung Hung Steel Co. Ltd. (a)	455,000	181,573
Dongkuk Steel Mill Co. Ltd. (a)	111,204	1,235,164
First Quantum Minerals Ltd.	305,466	3,178,392
Grupo Mexico SA de CV Series B	324,472	984,164
Grupo Simec SA de CV (a)	48,840	233,364
Harmony Gold Mining Co. Ltd. sponsored ADR	294,308	735,770
Hindalco Industries Ltd. (a)	688,351	1,901,799
Husteel Co. Ltd.	4,203	60,022
Indian Metals & Ferro Alloys Ltd. (a)	1,753	16,725
Industrias CH SA de CV (a)	16,846	107,533
Industrias Penoles SA de CV	15,152	359,971
Jiangxi Copper Co. Ltd. (H Shares)	223,000	375,741
Jindal Saw Ltd.	101,155	117,187
Jindal Stainless (Hisar) Ltd. (a)	32,360	55,627
JSW Steel Ltd. (a)	459,420	1,287,202
Kalyani Steels Ltd. (a)	20,068	102,287
KISCO Corp.	3,180	105,542
Koza Altin Isletmeleri A/S (a)	59,974	310,327
Kumba Iron Ore Ltd. (a)	47,676	779,608
Magnitogorsk Iron & Steel Works OJSC sponsored GDR (Reg. S)	22,587	185,213
Merafe Resources Ltd.	384,804	56,030
National Aluminium Co. Ltd.	294,505	304,326
NMDC Ltd. (a)	358,168	806,515
Padaeng Industry PCL unit	205,300	117,094
Poongsan Corp.	29,517	1,065,516
POSCO	35,057	8,738,121
Press Metal Bhd	828,240	462,621
PT Petrosea Tbk (a)	99,700	6,654
Sarda Energy & Minerals Ltd. (a)	26,233	95,850
Seah Steel Corp.	2,058	203,188
Sheng Yu Steel Co. Ltd.	114,000	157,090
Srikalahasthi Pipes Ltd. (a)	22,928	112,707
Surya Roshni Ltd.	22,333	62,204
Ternium SA sponsored ADR	158,661	4,207,690
Tung Ho Steel Enterprise Corp.	185,000	143,434
		30,951,945
Paper & Forest Products - 0.2%
Asia Paper Manufacturing Co. Ltd. (a)	2,176	37,021
Evergreen Fibreboard Bhd	405,300	82,155
HeveaBoard Bhd	346,800	115,600
Mondi Ltd.	65,865	1,509,008
Nine Dragons Paper (Holdings) Ltd.	3,245,000	4,117,437
PT Indah Kiat Pulp & Paper Tbk	185,700	17,545
Sappi Ltd.	547,123	3,412,246
Tamil Nadu Newsprint & Papers Ltd. (a)	55,120	282,684
West Coast Paper Mills Ltd. (a)	63,671	173,908
WTK Holdings Bhd	36,800	8,247
		9,755,851

TOTAL MATERIALS		96,882,170

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.1%
AKIS Gayrimenkul Yatirimi A/S	1	1
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	4,222,779	3,632,024
FII BTG Pactual Corporate Office Fund	1,323	44,957
Prologis Property Mexico SA	138,548	204,393
Torunlar Gayrimenkul Yatirim Ortakligi AS	137,733	175,994
		4,057,369
Real Estate Management & Development - 0.3%
Agile Property Holdings Ltd.	216,000	142,462
Aldar Properties PJSC (a)	1,525,768	997,098
Asian Property Development PCL NVDR	2,536,100	519,715
Ayala Land, Inc.	6,674,400	4,689,663
Bangkok Land PCL NVDR	2,054,100	107,148
Barwa Real Estate Co. (a)	38,013	416,010
China Overseas Grand Oceans Group Ltd. (a)	167,000	61,956
China SCE Property Holdings Ltd.	439,000	159,474
CIFI Holdings Group Co. Ltd.	2,872,000	961,909
Emaar Misr for Development SAE (a)	1,133,514	186,057
Etalon Group Ltd. GDR (Reg. S)	503,233	1,861,962
Housing Development and Infrastructure Ltd. (a)	540,178	557,786
Huaku Development Co. Ltd.	61,000	133,736
K Wah International Holdings Ltd.	443,000	247,097
KSL Holdings Bhd (a)	105,100	27,459
Neo-China Group (Holdings) Ltd.	962,000	252,802
Powerlong Real Estate Holding Ltd.	438,000	146,698
Pruksa Holding PCL	479,700	299,722
PT Agung Podomoro Land Tbk (a)	2,881,200	48,827
Raimon Land PCL unit	3,207,200	121,337
Sansiri PCL NVDR	6,459,900	359,187
Sena Development Public Co. Ltd.	549,100	58,545
United Development Co. (a)	129,727	776,659
Univentures PCL unit	569,400	143,613
		13,276,922

TOTAL REAL ESTATE		17,334,291

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.1%
Axtel S.A.B. de CV unit (a)	773,930	141,755
Bharti Infratel Ltd.	1,031,043	4,392,266
China Communications Services Corp. Ltd. (H Shares)	1,752,000	1,171,325
China Telecom Corp. Ltd. (H Shares)	20,738,000	9,750,699
China Unicom Ltd.	5,570,000	6,772,397
KT Corp.	159,507	4,280,214
KT Corp. sponsored ADR	108,322	1,733,152
LG Telecom Ltd.	495,676	5,592,959
PT Telkomunikasi Indonesia Tbk:
Series B	30,969,400	8,891,634
sponsored ADR	59,464	1,694,724
Qatar Telecom (Qtel) Q.S.C. (a)	6,211	180,805
Telecom Egypt SAE	175,733	120,373
Telkom SA Ltd.	794,762	4,130,278
		48,852,581
Wireless Telecommunication Services - 0.8%
China Mobile Ltd.	2,382,000	26,273,660
Global Telecom Holding (a)	216,493	83,645
Mobile TeleSystems OJSC	551,000	2,599,922
MTN Group Ltd.	961,080	8,776,655
		37,733,882

TOTAL TELECOMMUNICATION SERVICES		86,586,463

UTILITIES - 1.3%
Electric Utilities - 0.8%
Adani Transmissions Ltd. (a)	62,240	57,646
CESC Ltd. GDR	518,451	6,529,880
EDP Energias do Brasil SA	1,611,416	7,026,437
Enersis SA sponsored ADR	176,677	1,722,601
Equatorial Energia SA	80,000	1,512,202
Korea Electric Power Corp.	94,494	3,624,133
Light SA	609,400	4,319,700
Power Grid Corp. of India Ltd.	1,226,664	3,532,461
SJVN Ltd.	132,313	65,339
Tata Power Co. Ltd.	185,154	229,205
Tenaga Nasional Bhd	3,140,000	9,575,586
Terna Participacoes SA unit	82,100	573,879
		38,769,069
Gas Utilities - 0.1%
Daesung Energy Co. Ltd.	22,060	121,151
GAIL India Ltd.	92,452	716,200
Indraprastha Gas Ltd.	192,727	3,013,011
		3,850,362
Independent Power and Renewable Electricity Producers - 0.3%
Aboitiz Power Corp.	3,722,901	3,186,432
Benpres Holdings Corp.	940,100	147,828
China Resources Power Holdings Co. Ltd.	1,532,242	2,775,164
NTPC Ltd.	869,917	2,124,436
PNOC Energy Development Corp.	46,789,200	5,494,805
		13,728,665
Water Utilities - 0.1%
Beijing Enterprises Water Group Ltd.	4,275,000	3,056,364
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	63,900	667,252
Companhia de Saneamento de Minas Gerais	31,600	517,737
		4,241,353

TOTAL UTILITIES		60,589,449

TOTAL COMMON STOCKS
(Cost $1,444,393,461)		1,624,329,647

Nonconvertible Preferred Stocks - 1.3%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR (a)	397,800	4,009,824
FINANCIALS - 0.8%
Banks - 0.8%
Banco ABC Brasil SA	263,500	1,523,032
Banco Bradesco SA (PN)	967,189	10,265,373
Banco do Estado Rio Grande do Sul SA	34,800	183,682
Banco Santander SA (Brasil) ADR	29,428	322,531
Itau Unibanco Holding SA	1,823,480	23,181,606
		35,476,224
MATERIALS - 0.3%
Chemicals - 0.2%
Sociedad Quimica y Minera de Chile SA (PN-B)	271,901	8,538,525
Metals & Mining - 0.1%
Gerdau SA (PN)	252,000	1,036,400
Metalurgica Gerdau SA (PN) (a)	346,000	643,918
Vale SA (PN-A) sponsored ADR	160,000	1,576,000
		3,256,318

TOTAL MATERIALS		11,794,843

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Brasil SA	105,900	1,544,046
Wireless Telecommunication Services - 0.0%
TIM Participacoes SA sponsored ADR	26,295	407,835

TOTAL TELECOMMUNICATION SERVICES		1,951,881

UTILITIES - 0.1%
Electric Utilities - 0.1%
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) (a)	89,300	697,659
Companhia Energetica de Minas Gerais (CEMIG):
(PN) (a)	528,941	1,795,733
(PN) sponsored ADR (non-vtg.)	128,801	425,043
Companhia Energetica do Ceara	1,583	23,503
Companhia Paranaense de Energia-Copel (PN-B)	21,700	232,245
		3,174,183
Gas Utilities - 0.0%
Companhia de Gas de Sao Paulo	22,500	336,558
Independent Power and Renewable Electricity Producers - 0.0%
Companhia Energetica de Sao Paulo Series B	76,800	435,856
Water Utilities - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	209,904	2,222,883
Companhia de Saneamento do Parana	53,900	246,495
		2,469,378

TOTAL UTILITIES		6,415,975

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $43,763,209)		59,648,747

Equity Funds - 62.4%
Diversified Emerging Markets Funds - 61.5%
Aberdeen Emerging Markets Fund Institutional Service Class	17,923,261	240,888,632
Brandes Emerging Markets Value Fund Class A	17,555,122	147,111,926
Causeway Emerging Markets Fund - Investor Class	30,732,488	351,886,987
Fidelity Emerging Markets Fund (b)	14,373,429	348,699,378
GMO Emerging Markets Fund Class IV	6,034,767	179,715,347
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	2,754,070	47,755,582
Invesco Developing Markets Fund Class R5	1,424,663	44,364,017
iShares MSCI China ETF (c)	4,206,405	204,893,988
iShares MSCI South Korea Index ETF (c)	1,588,440	93,019,046
Lazard Emerging Markets Equity Portfolio Institutional Class	14,784,955	254,449,082
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	2,091,786	38,112,339
Oppenheimer Developing Markets Fund Class I	6,413,952	218,908,180
Oppenheimer Emerging Markets Innovators Fund Class I (a)	300	2,683
Parametric Emerging Markets Fund Investor Class	14,661,132	200,124,449
SPDR S&P China ETF	1,151,550	92,446,434
T. Rowe Price Emerging Markets Stock Fund Class I	9,912,611	341,786,811
Wasatch Frontier Emerging Small Countries Fund (a)	9,803,849	23,921,392

TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		2,828,086,273

Foreign Large Growth Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	116	2,896
Foreign Large Value Funds - 0.9%
Matthews Korea Fund Investor Class	6,983,487	40,783,567
Sector Funds - 0.0%
Victory Global Natural Resources Fund Class A(a)	74	1,708
TOTAL EQUITY FUNDS
(Cost $2,875,315,232)		2,868,874,444
	Principal Amount

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.46% to 0.53% 3/2/17 to 5/18/17 (d)
(Cost $1,859,411)	$1,860,000	1,859,455
	Shares

Money Market Funds - 1.2%
Fidelity Securities Lending Cash Central Fund 0.62% (e)(f)	15,591,486	15,594,604
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (g)	40,065,888	40,065,888
TOTAL MONEY MARKET FUNDS
(Cost $55,659,776)		55,660,492
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $4,420,991,089)		4,610,372,785
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(10,929,740)
NET ASSETS - 100%		$4,599,443,045

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
483 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	March 2017	22,478,820	$1,546,158

The face value of futures purchased as a percentage of Net Assets is 0.5%.

Security Type Abbreviations

– ETF - Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Affiliated Fund

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,026,485.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

 (g) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$11,272

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$426,794,645	$2,291,221	$162,715,001	$2,289,133	$348,699,378
Fidelity SAI Emerging Markets Index Fund	57,900,000	--	71,915,685	--	--
Total	$484,694,645	$2,291,221	$234,630,686	$2,289,133	$348,699,378

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$168,726,585	$141,915,395	$26,753,918	$57,272
Consumer Staples	111,314,280	80,865,063	30,449,217	--
Energy	153,069,893	124,143,573	28,926,320	--
Financials	443,201,578	353,651,887	89,549,691	--
Health Care	20,226,776	19,709,487	517,289	--
Industrials	70,418,557	69,715,647	702,910	--
Information Technology	435,465,653	337,241,669	98,223,984	--
Materials	108,677,013	91,421,906	17,255,107	--
Real Estate	17,334,291	17,289,334	44,957	--
Telecommunication Services	88,538,344	38,176,471	50,361,873	--
Utilities	67,005,424	44,996,035	22,009,389	--
Equity Funds	2,868,874,444	2,868,874,444	--	--
Other Short-Term Investments	1,859,455	--	1,859,455	--
Money Market Funds	55,660,492	55,660,492	--	--
Total Investments in Securities:	$4,610,372,785	$4,243,661,403	$366,654,110	$57,272
Derivative Instruments:
Assets
Futures Contracts	$1,546,158	$1,546,158	$--	$--
Total Assets	$1,546,158	$1,546,158	$--	$--
Total Derivative Instruments:	$1,546,158	$1,546,158	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$71,532,109
Level 2 to Level 1	$37,633,530

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,546,158	$0
Total Equity Risk	1,546,158	0
Total Value of Derivatives	$1,546,158	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $15,192,690) — See accompanying schedule: Unaffiliated issuers (cost $4,054,200,865)	$4,246,078,803
Fidelity Central Funds (cost $15,593,888)	15,594,604
Affiliated issuers (cost $351,196,336)	348,699,378
Total Investments (cost $4,420,991,089)		$4,610,372,785
Cash		4,396
Foreign currency held at value (cost $1,642,803)		1,646,341
Receivable for investments sold		3,297,495
Receivable for fund shares sold		2,430,071
Dividends receivable		6,771,082
Interest receivable		14,425
Distributions receivable from Fidelity Central Funds		6,604
Prepaid expenses		30,150
Other receivables		60,507
Total assets		4,624,633,856
Liabilities
Payable for investments purchased	$689,963
Payable for fund shares redeemed	3,436,504
Accrued management fee	777,530
Payable for daily variation margin for derivative instruments	193,200
Other affiliated payables	554,941
Other payables and accrued expenses	3,944,673
Collateral on securities loaned	15,594,000
Total liabilities		25,190,811
Net Assets		$4,599,443,045
Net Assets consist of:
Paid in capital		$4,764,594,885
Distributions in excess of net investment income		(522,172)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(352,149,436)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		187,519,768
Net Assets, for 503,397,857 shares outstanding		$4,599,443,045
Net Asset Value, offering price and redemption price per share ($4,599,443,045 ÷ 503,397,857 shares)		$9.14

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$74,531,883
Affiliated issuers		2,289,133
Interest		159,297
Income from Fidelity Central Funds		11,272
Income before foreign taxes withheld		76,991,585
Less foreign taxes withheld		(4,831,908)
Total income		72,159,677
Expenses
Management fee	$19,830,180
Transfer agent fees	5,021,990
Accounting and security lending fees	1,547,950
Custodian fees and expenses	654,955
Independent trustees' fees and expenses	55,777
Registration fees	60,919
Audit	64,754
Legal	26,681
Miscellaneous	122,252
Total expenses before reductions	27,385,458
Expense reductions	(11,495,244)	15,890,214
Net investment income (loss)		56,269,463
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(75,980,405)
Fidelity Central Funds	146
Affiliated issuers	(1,490,254)
Foreign currency transactions	(388,065)
Futures contracts	33,130,679
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,420,968
Total net realized gain (loss)		(42,306,931)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,695,434)	1,171,020,170
Assets and liabilities in foreign currencies	416,562
Futures contracts	(5,007,214)
Total change in net unrealized appreciation (depreciation)		1,166,429,518
Net gain (loss)		1,124,122,587
Net increase (decrease) in net assets resulting from operations		$1,180,392,050

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$56,269,463	$52,951,272
Net realized gain (loss)	(42,306,931)	(238,266,807)
Change in net unrealized appreciation (depreciation)	1,166,429,518	(912,675,496)
Net increase (decrease) in net assets resulting from operations	1,180,392,050	(1,097,991,031)
Distributions to shareholders from net investment income	(49,430,648)	(57,309,471)
Distributions to shareholders from net realized gain	(2,547,973)	–
Total distributions	(51,978,621)	(57,309,471)
Share transactions
Proceeds from sales of shares	429,393,306	4,490,843,655
Reinvestment of distributions	51,906,255	57,251,282
Cost of shares redeemed	(1,275,361,732)	(689,240,227)
Net increase (decrease) in net assets resulting from share transactions	(794,062,171)	3,858,854,710
Total increase (decrease) in net assets	334,351,258	2,703,554,208
Net Assets
Beginning of period	4,265,091,787	1,561,537,579
End of period	$4,599,443,045	$4,265,091,787
Other Information
Distributions in excess of net investment income end of period	$(522,172)	$(4,795,969)
Shares
Sold	51,059,500	508,889,561
Issued in reinvestment of distributions	6,253,766	7,396,806
Redeemed	(150,430,274)	(84,647,686)
Net increase (decrease)	(93,117,008)	431,638,681

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$7.15	$9.47	$9.16	$9.98	$9.84
Income from Investment Operations
Net investment income (loss)B	.10	.10	.14	.12	.12
Net realized and unrealized gain (loss)	1.99	(2.32)	.32	(.81)	.23
Total from investment operations	2.09	(2.22)	.46	(.69)	.35
Distributions from net investment income	(.10)	(.10)	(.15)	(.13)	(.12)
Distributions from net realized gain	(.01)	–	–	–	(.09)
Total distributions	(.10)C	(.10)	(.15)	(.13)	(.21)
Net asset value, end of period	$9.14	$7.15	$9.47	$9.16	$9.98
Total ReturnD	29.40%	(23.49)%	5.04%	(6.96)%	3.63%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%	.50%	.46%	.46%	.36%
Expenses net of fee waivers, if any	.35%	.25%	.21%	.21%	.11%
Expenses net of all reductions	.35%	.24%	.21%	.21%	.10%
Net investment income (loss)	1.23%	1.25%	1.45%	1.21%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$4,599,443	$4,265,092	$1,561,538	$1,480,632	$1,898,102
Portfolio turnover rateG	23%	41%	13%	21%	26%H

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$386,663,701
Gross unrealized depreciation	(206,065,031)
Net unrealized appreciation (depreciation) on securities	$180,598,670
Tax Cost	$4,429,774,115

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(341,819,406)
Net unrealized appreciation (depreciation) on securities and other investments	$180,867,480

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(128,180,386)
Long-term	(213,639,020)
Total capital loss carryforward	$(341,819,406)

The Fund intends to elect to defer to its next fiscal year $457,031 of ordinary losses recognized during the period January 1, 2017 to February 28, 2017.

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$51,978,621	$ 57,309,471

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $33,130,679 and a change in net unrealized appreciation (depreciation) of $(5,007,214) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $1,014,363,830 and $1,518,695,496, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, FIAM LLC (an affiliate of the investment adviser), M&G Investments Management Limited and Somerset Capital Management LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2017, the Board of Trustees approved the appointment of T. Rowe Price Associates, Inc. as an additional sub-adviser for the Fund. Subsequent to period end, T. Rowe Price Associates, Inc. was allocated a portion of the Fund's assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $96 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,632.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Securities Lending Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,388 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,272. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $11,429,557.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $65,452 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $235.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Emerging Markets Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.37%	$1,000.00	$1,053.80	$1.88
Hypothetical-C		$1,000.00	$1,022.96	$1.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 99% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.125 and $0.023 for the dividend paid December 29, 2016.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), M&G Investment Management Limited (M&G), and Somerset Capital Management LLP (Somerset Capital) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian, FIAM, M&G, and Somerset Capital (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three- and five-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period ended December 31, 2015. The Board also noted that the fund had underperformed 64% and 55% and out-performed 55% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2019 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.20%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2019.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2g

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Emerging Markets Fund with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	3,158,257,140.79	94.116
Against	74,222,403.57	2.212
Abstain	123,235,665.82	3.672
TOTAL	3,355,715,210.18	100.000

PROPOSAL 3c

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA UK)) on behalf of Strategic Advisers® Emerging Markets Fund with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	3,159,931,817.90	94.166
Against	76,825,974.95	2.289
Abstain	118,957,417.33	3.545
TOTAL	3,355,715,210.18	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SAE-ANN-0417
1.918359.106

Strategic Advisers® Small-Mid Cap Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	30.11%	11.34%	6.85%

 Prior to May 1, 2010, the fund was named PAS® Small Cap Fund of Funds, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$19,405	Strategic Advisers® Small-Mid Cap Fund
$21,232	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks (+60%), especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund gained 30.11%, lagging the 31.75% advance of its small-to-mid-cap (SMID) benchmark, the Russell 2500® Index. Versus the benchmark, Fund performance was hampered by managers that emphasized quality and momentum factors in their investment strategies, as these dynamics were out of favor this period. Growth-focused managers also lagged. Fidelity® Small Cap Value Fund was the main relative detractor, hurt by negative stock selection across several sectors. Also, this manager’s quality-tilted investment style faced a headwind. Sub-adviser Victory Capital Management – formerly RS Investment Management – also hampered relative performance, as its momentum-oriented, quality-tilted strategy worked against its performance. Sub-adviser Kennedy Capital Management was another detractor, due to disappointing picks in health care, energy and information technology. On the plus side, sub-adviser The Boston Company was the top relative contributor, as its opportunistic, go-anywhere SMID-cap strategy outpaced the Fund’s benchmark by a sizable margin. Two sub-advisers pursuing all-weather value strategies – Systematic Financial Management and LSV Asset Management – also boosted the Fund’s relative results. We hired LSV, as well as JPMorgan Investment Management, as sub-advisers during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Small Cap Value Fund	5.5	5.2
Fidelity SAI Small-Mid Cap 500 Index Fund	2.4	2.7
Vulcan Value Partners Small Cap Fund	1.5	3.4
Fidelity SAI Real Estate Index Fund	1.4	1.5
SVB Financial Group	0.6	0.4
E*TRADE Financial Corp.	0.5	0.6
Lazard Ltd. Class A	0.5	0.4
Visteon Corp.	0.5	0.1
Brunswick Corp.	0.4	0.3
Euronet Worldwide, Inc.	0.4	0.5
	13.7

Top Five Market Sectors as of February 28, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	17.1
Financials	14.5	15.3
Industrials	14.2	13.1
Health Care	11.0	11.3
Consumer Discretionary	10.8	12.5

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	84.9%
Mid-Cap Blend Funds	2.4%
Small Blend Funds	1.5%
Small Value Funds	5.5%
Sector Funds	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

As of August 31, 2016
Common Stocks	79.6%
Mid-Cap Blend Funds	2.7%
Small Blend Funds	7.6%
Small Value Funds	5.2%
Sector Funds	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 84.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 1.1%
Adient PLC (a)	104,480	$7,013,742
BorgWarner, Inc.	148,138	6,249,942
Cooper Tire & Rubber Co.	83,897	3,393,634
Cooper-Standard Holding, Inc. (a)	69,402	7,773,024
Dana Holding Corp.	370,616	7,000,936
Lci Industries	36,425	3,922,973
The Goodyear Tire & Rubber Co.	131,000	4,591,550
Tower International, Inc.	91,500	2,529,975
Visteon Corp. (a)	361,734	33,521,890
		75,997,666
Automobiles - 0.1%
Fiat Chrysler Automobiles NV (a)	120,055	1,317,003
Harley-Davidson, Inc.	104,095	5,868,876
Thor Industries, Inc.	19,400	2,149,908
		9,335,787
Distributors - 0.5%
LKQ Corp. (a)	211,851	6,690,255
Pool Corp.	224,411	25,742,186
		32,432,441
Diversified Consumer Services - 0.6%
Bright Horizons Family Solutions, Inc. (a)	54,715	3,781,354
Carriage Services, Inc.	33,400	860,718
Grand Canyon Education, Inc. (a)	235,879	14,478,253
ServiceMaster Global Holdings, Inc. (a)	604,787	24,088,666
		43,208,991
Hotels, Restaurants & Leisure - 1.9%
Brinker International, Inc.	233,390	9,858,394
Buffalo Wild Wings, Inc. (a)	18,963	2,939,265
Carrols Restaurant Group, Inc. (a)	81,674	1,290,449
Darden Restaurants, Inc.	30,100	2,247,868
Dave & Buster's Entertainment, Inc. (a)	128,554	7,352,003
Drive Shack, Inc.	236,674	991,664
Dunkin' Brands Group, Inc.	319,180	17,558,092
Fiesta Restaurant Group, Inc. (a)	81,393	1,615,651
Hyatt Hotels Corp. Class A (a)	50,878	2,612,077
Jack in the Box, Inc.	89,464	8,383,671
Marriott International, Inc. Class A	43,329	3,769,190
Marriott Vacations Worldwide Corp.	46,558	4,373,193
Panera Bread Co. Class A (a)	38,188	8,813,790
Papa John's International, Inc.	92,297	7,284,079
Penn National Gaming, Inc. (a)	283,858	4,107,425
Pinnacle Entertainment, Inc.	292,012	5,069,328
Planet Fitness, Inc.	172,878	3,718,606
Red Lion Hotels Corp. (a)	124,347	926,385
Ruth's Hospitality Group, Inc.	91,200	1,536,720
Six Flags Entertainment Corp.	86,510	5,243,371
Texas Roadhouse, Inc. Class A	150,616	6,371,057
U.S. Foods Holding Corp.	399,387	11,003,112
Vail Resorts, Inc.	73,546	13,325,064
Wyndham Worldwide Corp.	32,600	2,713,624
Zoe's Kitchen, Inc. (a)	169,033	3,029,071
		136,133,149
Household Durables - 0.8%
Beazer Homes U.S.A., Inc. (a)	201,100	2,453,420
CalAtlantic Group, Inc.	187,577	6,627,095
D.R. Horton, Inc.	226,912	7,261,184
Harman International Industries, Inc.	6,900	770,178
Helen of Troy Ltd. (a)	26,701	2,608,688
iRobot Corp. (a)	84,565	4,826,970
KB Home	231,520	4,109,480
LGI Homes, Inc. (a)	29,100	844,191
Newell Brands, Inc.	121,910	5,977,247
Tempur Sealy International, Inc. (a)	9,980	460,976
Toll Brothers, Inc. (a)	435,515	14,868,482
TopBuild Corp. (a)	65,385	2,744,862
		53,552,773
Internet & Direct Marketing Retail - 0.0%
Expedia, Inc.	22,292	2,653,640
Leisure Products - 0.8%
American Outdoor Brands Corp. (a)	110,800	2,153,952
Brunswick Corp.	502,166	30,074,722
Hasbro, Inc.	44,941	4,353,435
JAKKS Pacific, Inc. (a)	118,045	619,736
Polaris Industries, Inc.	223,844	19,073,747
		56,275,592
Media - 1.5%
AMC Networks, Inc. Class A (a)	26,806	1,603,267
Cinemark Holdings, Inc.	220,628	9,237,694
Discovery Communications, Inc. Class A (a)	246,300	7,083,588
E.W. Scripps Co. Class A (a)	365,377	8,414,632
IMAX Corp. (a)	388,909	12,581,206
Lions Gate Entertainment Corp. Class B (a)	388,980	9,716,720
Live Nation Entertainment, Inc. (a)	162,200	4,608,102
National CineMedia, Inc.	678,807	8,709,094
Nexstar Broadcasting Group, Inc. Class A	243,763	16,807,459
Omnicom Group, Inc.	21,100	1,795,610
Scripps Networks Interactive, Inc. Class A	30,000	2,423,100
Sinclair Broadcast Group, Inc. Class A	463,025	18,474,698
Tribune Media Co. Class A	36,144	1,247,691
		102,702,861
Multiline Retail - 0.3%
Dillard's, Inc. Class A	29,000	1,581,080
JC Penney Corp., Inc. (a)	980,465	6,216,148
Kohl's Corp.	83,700	3,567,294
Nordstrom, Inc.	119,577	5,579,463
Ollie's Bargain Outlet Holdings, Inc. (a)	103,175	3,234,536
		20,178,521
Specialty Retail - 2.0%
Aarons, Inc. Class A	77,900	2,125,112
American Eagle Outfitters, Inc.	117,100	1,856,035
Burlington Stores, Inc. (a)	42,900	3,818,529
Chico's FAS, Inc.	532,865	7,715,885
Destination XL Group, Inc. (a)	427,407	1,282,221
Dick's Sporting Goods, Inc.	100,790	4,933,671
DSW, Inc. Class A	128,287	2,697,876
Express, Inc. (a)	149,800	1,683,752
Finish Line, Inc. Class A	102,800	1,675,640
Five Below, Inc. (a)	393,424	15,166,495
Foot Locker, Inc.	41,600	3,147,872
Group 1 Automotive, Inc.	29,100	2,260,779
Haverty Furniture Companies, Inc.	78,000	1,809,600
Hibbett Sports, Inc. (a)	120,787	3,563,217
Lithia Motors, Inc. Class A (sub. vtg.)	275,538	26,360,720
Monro Muffler Brake, Inc.	61,254	3,522,105
Murphy U.S.A., Inc. (a)	37,500	2,388,750
New York & Co., Inc. (a)	144,300	331,890
Office Depot, Inc.	3,049,844	12,717,849
Penske Automotive Group, Inc.	46,200	2,323,860
RH (a)	125,653	3,824,877
Ross Stores, Inc.	41,141	2,821,450
Sally Beauty Holdings, Inc. (a)	755,652	16,526,109
Select Comfort Corp. (a)	87,600	2,057,724
Sonic Automotive, Inc. Class A (sub. vtg.)	69,000	1,497,300
Ulta Beauty, Inc. (a)	22,113	6,046,358
Urban Outfitters, Inc. (a)	131,567	3,424,689
Williams-Sonoma, Inc.	107,198	5,208,751
		142,789,116
Textiles, Apparel & Luxury Goods - 1.2%
Carter's, Inc.	249,890	21,992,819
Crocs, Inc. (a)	757,854	5,039,729
Deckers Outdoor Corp. (a)	47,600	2,514,708
G-III Apparel Group Ltd. (a)	588,298	15,136,908
lululemon athletica, Inc. (a)	97,988	6,394,697
Michael Kors Holdings Ltd. (a)	24,100	879,650
PVH Corp.	169,360	15,513,376
Ralph Lauren Corp.	42,897	3,403,019
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	96,215	2,469,839
Steven Madden Ltd. (a)	139,497	5,210,213
Wolverine World Wide, Inc.	362,548	9,125,333
		87,680,291

TOTAL CONSUMER DISCRETIONARY		762,940,828

CONSUMER STAPLES - 2.2%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	20,695	3,283,262
Primo Water Corp. (a)	140,577	2,015,874
		5,299,136
Food & Staples Retailing - 0.5%
AdvancePierre Foods Holdings, Inc.	78,371	2,269,624
Casey's General Stores, Inc.	91,071	10,434,915
Performance Food Group Co. (a)	366,034	8,638,402
SpartanNash Co.	46,700	1,629,830
SUPERVALU, Inc. (a)	332,600	1,257,228
United Natural Foods, Inc. (a)	102,356	4,406,426
Whole Foods Market, Inc.	182,800	5,606,476
		34,242,901
Food Products - 1.2%
Amplify Snack Brands, Inc. (a)	176,217	1,765,694
B&G Foods, Inc. Class A	124,761	5,302,343
Bunge Ltd.	72,500	5,934,125
Flowers Foods, Inc.	202,920	3,908,239
Fresh Del Monte Produce, Inc.	52,500	3,038,175
Hostess Brands, Inc. Class A (a)	206,665	3,147,508
Ingredion, Inc.	33,716	4,075,927
Lamb Weston Holdings, Inc.	97,560	3,823,376
Lancaster Colony Corp.	56,507	7,447,623
Nomad Foods Ltd. (a)	158,211	1,702,350
Pilgrim's Pride Corp.	155,700	3,173,166
Pinnacle Foods, Inc.	485,443	27,733,359
Sanderson Farms, Inc.	35,100	3,335,904
Snyders-Lance, Inc.	127,119	5,031,370
TreeHouse Foods, Inc. (a)	49,285	4,193,168
		83,612,327
Household Products - 0.4%
Energizer Holdings, Inc.	30,115	1,652,109
Spectrum Brands Holdings, Inc.	189,518	25,721,383
		27,373,492
Personal Products - 0.1%
Avon Products, Inc. (a)	664,644	2,924,434
Edgewell Personal Care Co. (a)	28,619	2,113,227
MediFast, Inc.	8,266	370,647
		5,408,308

TOTAL CONSUMER STAPLES		155,936,164

ENERGY - 3.8%
Energy Equipment & Services - 1.1%
Core Laboratories NV	51,041	5,840,111
Dril-Quip, Inc. (a)	159,498	9,785,202
Helmerich & Payne, Inc.	27,408	1,873,885
ION Geophysical Corp. (a)	25,966	138,918
Matrix Service Co. (a)	98,200	1,590,840
McDermott International, Inc. (a)	503,400	3,705,024
Oceaneering International, Inc.	107,726	3,050,800
Oil States International, Inc. (a)	120,758	4,443,894
Patterson-UTI Energy, Inc.	734,052	20,274,516
PHI, Inc. (non-vtg.) (a)	50,500	731,745
Precision Drilling Corp. (a)	3,142,740	16,066,259
RigNet, Inc. (a)	294,996	5,206,679
Superior Energy Services, Inc.	116,220	1,917,630
TETRA Technologies, Inc. (a)	360,700	1,619,543
U.S. Silica Holdings, Inc.	51,585	2,608,653
		78,853,699
Oil, Gas & Consumable Fuels - 2.7%
Aegean Marine Petroleum Network, Inc.	183,000	1,848,300
Arch Coal, Inc. (a)	268,305	19,280,397
Ardmore Shipping Corp.	365,466	2,503,442
Canacol Energy Ltd. (a)	1,195,503	3,519,362
Carrizo Oil & Gas, Inc. (a)	301,707	9,820,563
Centennial Resource Development, Inc. Class A (a)	335,375	6,308,404
Cimarex Energy Co.	94,114	11,832,012
CONSOL Energy, Inc.	64,597	1,005,775
Diamondback Energy, Inc. (a)	47,205	4,761,096
Energen Corp. (a)	382,085	20,059,463
Extraction Oil & Gas, Inc.	235,518	4,168,669
Gastar Exploration, Inc. (a)	1,057,451	1,935,135
Gulfport Energy Corp. (a)	104,034	1,803,950
Laredo Petroleum, Inc. (a)	332,175	4,593,980
Lonestar Resources U.S., Inc. (a)	12,670	72,219
Matador Resources Co. (a)	74,784	1,800,051
Murphy Oil Corp.	78,300	2,215,107
Oasis Petroleum, Inc. (a)	666,090	9,431,834
Pacific Ethanol, Inc. (a)	48,497	380,701
Parsley Energy, Inc. Class A (a)	256,527	7,795,856
PBF Energy, Inc. Class A	364,214	8,919,601
PDC Energy, Inc. (a)	156,181	10,556,274
Pioneer Natural Resources Co.	23,110	4,297,767
Range Resources Corp.	145,942	4,030,918
Resolute Energy Corp. (a)	115,876	5,394,028
Rice Energy, Inc. (a)	168,691	3,146,087
Scorpio Tankers, Inc.	655,970	2,525,485
SemGroup Corp. Class A	111,795	3,929,594
SM Energy Co.	433,274	10,680,204
Sundance Energy Australia Ltd. (a)	12,865,288	1,134,339
Tesoro Corp.	122,465	10,432,793
Valero Energy Corp.	40,800	2,772,360
World Fuel Services Corp.	67,600	2,445,092
		185,400,858

TOTAL ENERGY		264,254,557

FINANCIALS - 14.5%
Banks - 6.7%
Associated Banc-Corp.	289,215	7,447,286
Banc of California, Inc.	105,700	2,055,865
Banco Latinoamericano de Comercio Exterior SA Series E	106,500	2,995,845
Bank of the Ozarks, Inc.	365,046	19,978,968
BankUnited, Inc.	637,140	25,249,858
Banner Corp.	174,774	10,157,865
Berkshire Hills Bancorp, Inc.	61,000	2,156,350
Bryn Mawr Bank Corp.	34,363	1,410,601
Cathay General Bancorp	153,353	6,023,706
Central Pacific Financial Corp.	37,762	1,192,524
CIT Group, Inc.	86,700	3,719,430
Citizens Financial Group, Inc.	134,775	5,036,542
Comerica, Inc.	68,568	4,887,527
Commerce Bancshares, Inc.	73,012	4,309,168
Cullen/Frost Bankers, Inc.	147,209	13,612,416
East West Bancorp, Inc.	345,900	18,720,108
Fifth Third Bancorp	62,651	1,719,143
First Hawaiian, Inc.	170,499	5,401,408
First Horizon National Corp.	447,637	8,925,882
First Interstate Bancsystem, Inc.	34,000	1,490,900
First Republic Bank	248,343	23,302,024
FNB Corp., Pennsylvania	1,491,280	23,219,230
Fulton Financial Corp.	178,800	3,419,550
Great Western Bancorp, Inc.	267,652	11,439,446
Hancock Holding Co.	204,997	9,727,108
Hanmi Financial Corp.	91,900	3,069,460
Hope Bancorp, Inc.	163,830	3,505,962
Huntington Bancshares, Inc.	1,098,696	15,535,561
IBERIABANK Corp.	125,195	10,610,276
Investors Bancorp, Inc.	226,262	3,310,213
KeyCorp	1,434,740	26,930,070
LegacyTexas Financial Group, Inc.	136,535	5,815,026
MB Financial, Inc.	129,556	5,832,611
Old National Bancorp, Indiana	109,900	2,016,665
Opus Bank	77,800	1,680,480
PacWest Bancorp	194,804	10,733,700
Peoples Bancorp, Inc.	40,051	1,302,459
Regions Financial Corp.	1,418,386	21,658,754
Signature Bank (a)	66,996	10,552,540
Sterling Bancorp	103,985	2,573,629
SVB Financial Group (a)	217,671	41,551,217
TCF Financial Corp.	538,400	9,368,160
Texas Capital Bancshares, Inc. (a)	106,340	9,480,211
The Bank of NT Butterfield & Son Ltd.	30,345	989,247
United Community Bank, Inc.	565,145	16,327,039
Webster Financial Corp.	92,087	5,058,339
Western Alliance Bancorp. (a)	313,694	16,199,158
Wintrust Financial Corp.	92,620	6,826,094
Zions Bancorporation	514,505	23,101,275
		471,626,896
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	37,466	6,291,665
Ares Capital Corp.	196,499	3,487,857
Deutsche Bank AG (a)	53,445	1,053,125
Deutsche Bank AG (NY Shares) (a)	37,212	732,704
E*TRADE Financial Corp. (a)	1,054,747	36,399,319
Eaton Vance Corp. (non-vtg.)	147,910	6,897,043
Evercore Partners, Inc. Class A	66,953	5,326,111
FactSet Research Systems, Inc.	40,609	7,224,341
Fifth Street Finance Corp.	242,594	1,077,117
Financial Engines, Inc.	233,849	10,359,511
Lazard Ltd. Class A	840,676	36,199,509
Legg Mason, Inc.	104,400	3,937,968
LPL Financial	337,313	13,337,356
MarketAxess Holdings, Inc.	48,154	9,401,105
Morningstar, Inc.	102,409	8,216,274
Newtek Business Services Corp.	114,500	1,853,755
Raymond James Financial, Inc.	260,627	20,474,857
Stifel Financial Corp. (a)	287,400	15,508,104
T. Rowe Price Group, Inc.	87,557	6,234,934
UBS Group AG	126,348	1,946,138
UBS Group AG	38,585	593,051
Waddell & Reed Financial, Inc. Class A	60,178	1,157,825
WisdomTree Investments, Inc.	899,417	8,193,689
		205,903,358
Consumer Finance - 0.6%
Ally Financial, Inc.	66,208	1,489,018
Discover Financial Services	75,494	5,370,643
Green Dot Corp. Class A (a)	111,782	3,276,330
Navient Corp.	183,900	2,833,899
Regional Management Corp. (a)	46,500	976,035
SLM Corp.	2,263,728	27,142,099
		41,088,024
Diversified Financial Services - 1.0%
Bats Global Markets, Inc.	174,711	6,137,597
Jeld-Wen Holding, Inc.	69,700	2,177,428
Leucadia National Corp.	1,029,248	27,398,582
Valvoline, Inc.	238,700	5,351,654
Varex Imaging Corp. (a)	122,965	4,281,641
Voya Financial, Inc.	650,478	26,819,208
		72,166,110
Insurance - 2.5%
American Equity Investment Life Holding Co.	344,401	9,267,831
American Financial Group, Inc.	116,136	10,923,752
AmTrust Financial Services, Inc.	237,723	5,467,629
Assurant, Inc.	58,484	5,789,916
Assured Guaranty Ltd.	154,688	6,359,224
Cincinnati Financial Corp.	97,325	7,100,832
CNA Financial Corp.	143,800	6,166,144
CNO Financial Group, Inc.	230,900	4,828,119
Crawford & Co. Class B	353,659	3,826,590
Endurance Specialty Holdings Ltd.	4,200	390,306
Fidelity & Guaranty Life	60,700	1,614,620
First American Financial Corp.	115,200	4,500,864
FNF Group	218,315	8,368,014
FNFV Group (a)	325,813	4,056,372
Genworth Financial, Inc. Class A (a)	149,800	612,682
Hanover Insurance Group, Inc.	45,166	4,065,843
Heritage Insurance Holdings, Inc.	93,438	1,379,145
Lincoln National Corp.	87,700	6,153,032
Maiden Holdings Ltd.	174,900	2,702,205
National General Holdings Corp.	67,000	1,630,780
ProAssurance Corp.	152,092	8,988,637
Reinsurance Group of America, Inc.	73,255	9,527,545
RLI Corp.	64,990	3,798,666
Torchmark Corp.	73,614	5,707,293
United Insurance Holdings Corp.	62,200	1,052,424
Universal Insurance Holdings, Inc.	81,600	2,199,120
Unum Group	567,592	27,715,517
Validus Holdings Ltd.	124,405	7,173,192
XL Group Ltd.	435,845	17,647,364
		179,013,658
Mortgage Real Estate Investment Trusts - 0.2%
Altisource Residential Corp. Class B	256,642	3,444,136
Chimera Investment Corp.	127,100	2,445,404
MFA Financial, Inc.	329,800	2,644,996
New York Mortgage Trust, Inc.	403,200	2,552,256
Redwood Trust, Inc.	131,800	2,157,566
Starwood Property Trust, Inc.	87,200	1,993,392
		15,237,750
Thrifts & Mortgage Finance - 0.6%
BofI Holding, Inc. (a)	181,064	5,710,759
Farmer Mac Class C (non-vtg.)	25,700	1,479,806
Flagstar Bancorp, Inc. (a)	68,600	1,948,240
Lendingtree, Inc. (a)	70,360	8,330,624
MGIC Investment Corp. (a)	1,084,701	11,552,066
Radian Group, Inc.	93,700	1,743,757
Washington Federal, Inc.	218,785	7,405,872
		38,171,124

TOTAL FINANCIALS		1,023,206,920

HEALTH CARE - 11.0%
Biotechnology - 1.7%
ACADIA Pharmaceuticals, Inc. (a)	136,173	5,189,553
Alder Biopharmaceuticals, Inc. (a)	44,203	1,010,039
Alkermes PLC (a)	130,320	7,363,080
Alnylam Pharmaceuticals, Inc. (a)	75,148	3,880,643
AMAG Pharmaceuticals, Inc. (a)	82,100	1,843,145
Atara Biotherapeutics, Inc. (a)	147,972	2,286,167
bluebird bio, Inc. (a)	44,695	3,917,517
Blueprint Medicines Corp. (a)	26,400	928,752
Clovis Oncology, Inc. (a)	21,280	1,230,197
DBV Technologies SA sponsored ADR (a)	118,540	4,318,412
Dyax Corp. rights 12/31/19 (a)	105,841	266,719
Eagle Pharmaceuticals, Inc. (a)	106,930	8,200,462
Emergent BioSolutions, Inc. (a)	54,600	1,713,348
Exact Sciences Corp. (a)	258,879	5,571,076
Exelixis, Inc. (a)	326,633	7,032,408
Halozyme Therapeutics, Inc. (a)	481,663	6,174,920
Juno Therapeutics, Inc. (a)	126,809	3,048,488
Ligand Pharmaceuticals, Inc. Class B (a)	84,872	8,880,157
Loxo Oncology, Inc. (a)	7,655	340,188
Momenta Pharmaceuticals, Inc. (a)	292,795	4,523,683
Neurocrine Biosciences, Inc. (a)	198,057	8,746,197
Prothena Corp. PLC (a)	25,860	1,516,689
Repligen Corp. (a)	126,129	3,974,325
Sage Therapeutics, Inc. (a)	239,297	16,128,618
Seres Therapeutics, Inc. (a)	100,271	970,623
TESARO, Inc. (a)	9,728	1,832,463
Ultragenyx Pharmaceutical, Inc. (a)	16,020	1,362,982
United Therapeutics Corp. (a)	49,885	7,369,012
		119,619,863
Health Care Equipment & Supplies - 3.6%
Abiomed, Inc. (a)	66,354	7,827,781
Accuray, Inc. (a)	555,740	2,862,061
Alere, Inc. (a)	87,813	3,363,238
Align Technology, Inc. (a)	161,590	16,604,988
Analogic Corp.	107,548	8,856,578
Atricure, Inc. (a)	22,500	410,625
Cantel Medical Corp.	64,386	5,286,734
CONMED Corp.	39,400	1,639,828
Cryolife, Inc. (a)	83,103	1,329,648
Dentsply Sirona, Inc.	30,519	1,938,567
DexCom, Inc. (a)	296,699	23,189,994
Endologix, Inc. (a)	594,476	3,929,486
Haemonetics Corp. (a)	36,300	1,355,079
Halyard Health, Inc. (a)	134,012	5,234,509
Hill-Rom Holdings, Inc.	139,791	9,289,112
Hologic, Inc. (a)	72,790	2,953,818
ICU Medical, Inc. (a)	54,189	8,150,026
IDEXX Laboratories, Inc. (a)	114,582	16,607,515
Insulet Corp. (a)	64,348	2,802,999
Integer Holdings Corp. (a)	19,560	707,094
Integra LifeSciences Holdings Corp. (a)	215,328	9,203,119
Nevro Corp. (a)	133,202	12,786,060
Novadaq Technologies, Inc. (a)	143,419	1,041,222
Novadaq Technologies, Inc. (a)	323,635	2,349,590
NuVasive, Inc. (a)	105,239	7,867,668
NxStage Medical, Inc. (a)	466,138	13,312,901
Penumbra, Inc. (a)	41,535	3,189,888
Quidel Corp. (a)	118,498	2,488,458
Steris PLC	222,309	15,590,530
The Cooper Companies, Inc.	79,300	15,791,802
The Spectranetics Corp. (a)	209,810	5,837,963
West Pharmaceutical Services, Inc.	310,203	25,582,441
Zeltiq Aesthetics, Inc. (a)	57,560	3,186,522
Zimmer Biomet Holdings, Inc.	63,776	7,466,894
		250,034,738
Health Care Providers & Services - 2.4%
Acadia Healthcare Co., Inc. (a)	47,500	2,124,200
Air Methods Corp. (a)	56,600	2,142,310
AmerisourceBergen Corp.	21,070	1,928,116
AMN Healthcare Services, Inc. (a)	59,771	2,459,577
Brookdale Senior Living, Inc. (a)	679,085	9,778,824
Capital Senior Living Corp. (a)	30,458	511,694
Centene Corp. (a)	251,164	17,707,062
Chemed Corp.	30,317	5,413,100
Envision Healthcare Corp. (a)	303,244	21,227,080
Five Star Quality Care, Inc. (a)	415,538	955,737
HealthEquity, Inc. (a)	308,191	13,467,947
HealthSouth Corp.	578,543	24,483,940
Henry Schein, Inc. (a)	91,503	15,698,255
Kindred Healthcare, Inc.	123,900	1,115,100
LifePoint Hospitals, Inc. (a)	53,500	3,426,675
Magellan Health Services, Inc. (a)	64,655	4,470,893
MEDNAX, Inc. (a)	78,379	5,579,801
Molina Healthcare, Inc. (a)	65,400	3,172,554
Patterson Companies, Inc.	183,312	8,331,530
PharMerica Corp. (a)	81,500	2,004,900
Premier, Inc. (a)	203,249	6,388,116
Quest Diagnostics, Inc.	29,100	2,835,504
Select Medical Holdings Corp. (a)	326,657	4,703,861
Teladoc, Inc. (a)	95,830	2,113,052
Wellcare Health Plans, Inc. (a)	68,730	9,704,676
		171,744,504
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	389,100	4,739,238
athenahealth, Inc. (a)	42,857	5,054,126
HMS Holdings Corp. (a)	252,643	4,706,739
Medidata Solutions, Inc. (a)	233,866	13,077,787
Veeva Systems, Inc. Class A (a)	60,130	2,627,080
		30,204,970
Life Sciences Tools & Services - 1.5%
Bio-Rad Laboratories, Inc. Class A (a)	29,711	5,782,949
Bio-Techne Corp.	50,710	5,391,487
Cambrex Corp. (a)	64,293	3,622,911
Charles River Laboratories International, Inc. (a)	199,159	17,320,858
Fluidigm Corp. (a)	188,500	1,236,560
ICON PLC (a)	125,771	10,535,837
INC Research Holdings, Inc. Class A (a)	241,445	10,539,074
Luminex Corp.	112,400	2,088,392
Pacific Biosciences of California, Inc. (a)	538,269	2,718,258
PAREXEL International Corp. (a)	135,133	8,741,754
PerkinElmer, Inc.	445,562	24,176,194
VWR Corp. (a)	395,261	11,106,834
		103,261,108
Pharmaceuticals - 1.4%
Akorn, Inc. (a)	195,483	4,068,001
Catalent, Inc. (a)	734,086	21,068,268
DepoMed, Inc. (a)	163,552	2,680,617
Flamel Technologies SA sponsored ADR (a)	120,237	1,281,726
GW Pharmaceuticals PLC ADR (a)	73,344	9,151,864
Horizon Pharma PLC (a)	234,388	3,761,927
Intersect ENT, Inc. (a)	84,000	1,142,400
Jazz Pharmaceuticals PLC (a)	38,434	5,097,117
Lannett Co., Inc. (a)	110,600	2,433,200
Mallinckrodt PLC (a)	42,700	2,238,334
Nektar Therapeutics (a)	353,872	4,628,646
Patheon NV	160,294	5,049,261
Perrigo Co. PLC	56,454	4,221,066
Prestige Brands Holdings, Inc. (a)	197,551	11,185,338
Revance Therapeutics, Inc. (a)	205,588	4,317,348
Sucampo Pharmaceuticals, Inc. Class A (a)	162,100	1,904,675
The Medicines Company (a)	34,750	1,821,595
TherapeuticsMD, Inc. (a)	2,385,975	14,983,923
		101,035,306

TOTAL HEALTH CARE		775,900,489

INDUSTRIALS - 14.2%
Aerospace & Defense - 1.3%
AeroVironment, Inc. (a)	121,320	3,278,066
BWX Technologies, Inc.	121,210	5,628,992
Curtiss-Wright Corp.	18,888	1,847,813
HEICO Corp. Class A	233,686	16,580,022
Hexcel Corp.	190,710	10,485,236
Huntington Ingalls Industries, Inc.	13,100	2,862,350
KEYW Holding Corp. (a)	456,500	4,528,480
Mercury Systems, Inc. (a)	207,000	7,733,520
Moog, Inc. Class A (a)	26,500	1,790,870
Orbital ATK, Inc.	59,515	5,500,376
Spirit AeroSystems Holdings, Inc. Class A	140,100	8,631,561
Teledyne Technologies, Inc. (a)	55,943	7,351,470
Textron, Inc.	191,100	9,039,030
TransDigm Group, Inc.	33,506	8,517,225
		93,775,011
Air Freight & Logistics - 0.4%
Atlas Air Worldwide Holdings, Inc. (a)	227,239	12,918,537
Expeditors International of Washington, Inc.	56,717	3,197,704
Forward Air Corp.	268,858	13,321,914
Park-Ohio Holdings Corp.	26,500	1,183,225
		30,621,380
Airlines - 0.3%
Air Canada (a)	514,541	5,183,375
Alaska Air Group, Inc.	72,535	7,095,374
JetBlue Airways Corp. (a)	381,760	7,619,930
SkyWest, Inc.	74,100	2,604,615
		22,503,294
Building Products - 1.2%
A.O. Smith Corp.	300,449	15,130,612
Allegion PLC	46,152	3,350,174
Apogee Enterprises, Inc.	127,035	7,263,861
Armstrong World Industries, Inc. (a)	165,933	7,632,918
GCP Applied Technologies, Inc. (a)	167,760	4,420,476
Lennox International, Inc.	26,430	4,350,907
Masonite International Corp. (a)	167,313	13,067,145
Owens Corning	203,042	11,875,927
Patrick Industries, Inc. (a)	94,089	7,513,007
Universal Forest Products, Inc.	58,198	5,575,950
USG Corp. (a)	57,400	1,936,102
		82,117,079
Commercial Services & Supplies - 1.9%
ACCO Brands Corp. (a)	362,925	4,863,195
ADS Waste Holdings, Inc.	51,521	1,127,279
Brady Corp. Class A	233,836	8,944,227
Casella Waste Systems, Inc. Class A (a)	1,163,930	13,594,702
Clean Harbors, Inc. (a)	310,073	17,971,831
Copart, Inc. (a)	61,050	3,610,497
Covanta Holding Corp.	215,300	3,487,860
Deluxe Corp.	41,500	3,053,985
G&K Services, Inc. Class A	46,180	4,364,010
Herman Miller, Inc.	226,962	6,763,468
Interface, Inc.	108,862	2,057,492
McGrath RentCorp.	36,900	1,388,547
Multi-Color Corp.	57,701	4,137,162
Pitney Bowes, Inc.	398,607	5,436,999
Ritchie Brothers Auctioneers, Inc.	301,166	10,146,283
Steelcase, Inc. Class A	642,113	10,273,808
The Brink's Co.	144,322	7,714,011
Waste Connection, Inc.:
(Canada)	21,194	1,847,015
(United States)	247,471	21,626,491
		132,408,862
Construction & Engineering - 0.6%
AECOM (a)	331,550	12,051,843
Chicago Bridge & Iron Co. NV	99,800	3,350,286
Dycom Industries, Inc. (a)	30,290	2,489,232
KBR, Inc.	1,295,600	19,498,780
Valmont Industries, Inc.	37,216	5,852,216
		43,242,357
Electrical Equipment - 0.9%
Acuity Brands, Inc.	55,908	11,813,360
AMETEK, Inc.	44,582	2,406,091
Babcock & Wilcox Enterprises, Inc. (a)	170,140	2,807,310
Encore Wire Corp.	100,434	4,770,615
Generac Holdings, Inc. (a)	294,105	11,481,859
General Cable Corp.	205,320	3,428,844
Hubbell, Inc. Class B	53,336	6,326,716
Rockwell Automation, Inc.	27,813	4,202,544
Sensata Technologies Holding BV (a)	312,899	12,844,504
		60,081,843
Industrial Conglomerates - 0.3%
Carlisle Companies, Inc.	80,030	8,267,099
ITT, Inc.	245,725	10,067,353
		18,334,452
Machinery - 3.5%
AGCO Corp.	139,410	8,492,857
Allison Transmission Holdings, Inc.	460,237	16,559,327
Crane Co.	157,430	11,380,615
Douglas Dynamics, Inc.	192,107	6,406,768
EnPro Industries, Inc.	55,685	3,635,117
Global Brass & Copper Holdings, Inc.	59,700	2,008,905
Harsco Corp.	244,470	3,447,027
Hyster-Yale Materials Handling Class A	13,400	815,926
IDEX Corp.	94,621	8,723,110
John Bean Technologies Corp.	78,425	7,011,195
Kennametal, Inc.	144,230	5,349,491
Lincoln Electric Holdings, Inc.	322,796	27,182,651
Manitowoc Co., Inc. (a)	650,664	3,956,037
Meritor, Inc. (a)	141,400	2,311,890
Middleby Corp. (a)	105,830	14,679,679
Mueller Water Products, Inc. Class A	452,530	5,606,847
Nordson Corp.	82,449	9,897,178
Oshkosh Corp.	38,800	2,634,132
Proto Labs, Inc. (a)	77,313	4,221,290
RBC Bearings, Inc. (a)	105,072	9,803,218
Snap-On, Inc.	161,090	27,332,140
Tennant Co.	125,695	8,830,074
Terex Corp.	106,402	3,323,998
Timken Co.	43,900	1,940,380
Toro Co.	376,340	22,659,431
Twin Disc, Inc. (a)	85,045	1,556,324
WABCO Holdings, Inc. (a)	40,285	4,523,200
Wabtec Corp.	201,650	16,156,198
Woodward, Inc.	139,748	9,845,247
		250,290,252
Marine - 0.2%
Danaos Corp. (a)	136,233	326,959
Kirby Corp. (a)	122,981	8,510,285
Matson, Inc.	105,363	3,574,967
		12,412,211
Professional Services - 1.1%
51job, Inc. sponsored ADR (a)	29,268	1,052,185
Advisory Board Co. (a)	61,416	2,763,720
CEB, Inc.	258,955	20,081,960
Equifax, Inc.	42,200	5,532,842
Manpower, Inc.	156,505	15,187,245
On Assignment, Inc. (a)	81,872	3,863,540
TransUnion Holding Co., Inc. (a)	243,809	9,042,876
TriNet Group, Inc. (a)	473,728	12,719,597
TrueBlue, Inc. (a)	248,864	6,458,021
		76,701,986
Road & Rail - 1.5%
Avis Budget Group, Inc. (a)	536,856	18,564,480
Genesee & Wyoming, Inc. Class A (a)	129,624	9,610,323
Heartland Express, Inc.	374,170	7,760,286
Kansas City Southern	55,792	4,944,845
Knight Transportation, Inc.	652,384	21,332,957
Landstar System, Inc.	123,371	10,708,603
Old Dominion Freight Lines, Inc.	63,599	5,835,844
Roadrunner Transportation Systems, Inc. (a)	163,226	1,230,724
Ryder System, Inc.	79,800	6,076,770
Saia, Inc. (a)	54,678	2,643,681
Swift Transporation Co. (a)	293,085	6,365,806
U.S.A. Truck, Inc. (a)	22,001	209,230
Werner Enterprises, Inc.	306,262	8,575,336
		103,858,885
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	107,058	6,750,007
GATX Corp.	231,215	13,428,967
H&E Equipment Services, Inc.	208,130	5,461,331
HD Supply Holdings, Inc. (a)	184,684	7,941,412
Herc Holdings, Inc. (a)	40,910	2,114,638
MSC Industrial Direct Co., Inc. Class A	161,011	16,196,096
United Rentals, Inc. (a)	47,057	6,024,708
Watsco, Inc.	100,101	14,841,975
		72,759,134

TOTAL INDUSTRIALS		999,106,746

INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 1.3%
Applied Optoelectronics, Inc. (a)	33,831	1,553,520
Arista Networks, Inc. (a)	25,850	3,075,892
Arris International PLC (a)	232,000	5,985,600
Brocade Communications Systems, Inc.	115,500	1,421,805
Ciena Corp. (a)	867,332	22,845,525
EMCORE Corp.	161,827	1,448,352
F5 Networks, Inc. (a)	16,800	2,406,936
Finisar Corp. (a)	194,564	6,514,003
Infinera Corp. (a)	863,804	9,372,273
Juniper Networks, Inc.	110,600	3,096,800
Lumentum Holdings, Inc. (a)	130,936	6,009,962
NetScout Systems, Inc. (a)	170,300	6,292,585
Oclaro, Inc. (a)	222,563	1,891,786
Plantronics, Inc.	44,200	2,367,352
Sonus Networks, Inc. (a)	234,800	1,385,320
Viavi Solutions, Inc. (a)	1,997,240	20,012,345
		95,680,056
Electronic Equipment & Components - 2.8%
Arrow Electronics, Inc. (a)	59,500	4,295,900
Avnet, Inc.	261,523	12,050,980
Belden, Inc.	214,010	15,119,807
Benchmark Electronics, Inc. (a)	60,500	1,881,550
CDW Corp.	279,220	16,446,058
Celestica, Inc. (sub. vtg.) (a)	260,470	3,441,687
Cognex Corp.	153,026	11,753,927
Coherent, Inc. (a)	13,260	2,421,011
Fabrinet (a)	71,131	2,955,493
Flextronics International Ltd. (a)	255,300	4,209,897
FLIR Systems, Inc.	245,770	9,022,217
II-VI, Inc. (a)	35,000	1,246,000
IPG Photonics Corp. (a)	67,184	7,947,867
Itron, Inc. (a)	60,100	3,888,470
Jabil Circuit, Inc.	389,335	9,931,936
Keysight Technologies, Inc. (a)	57,418	2,158,917
Littelfuse, Inc.	68,921	11,127,295
Maxwell Technologies, Inc. (a)	239,100	1,214,628
Methode Electronics, Inc. Class A	227,305	9,433,158
Orbotech Ltd. (a)	132,305	3,988,996
OSI Systems, Inc. (a)	42,520	3,206,858
Sanmina Corp. (a)	103,200	4,024,800
ScanSource, Inc. (a)	68,091	2,740,663
SYNNEX Corp.	109,438	12,795,491
Trimble, Inc. (a)	433,937	13,465,065
TTM Technologies, Inc. (a)	602,700	9,739,632
Universal Display Corp.	93,080	7,897,838
VeriFone Systems, Inc. (a)	95,620	1,976,465
Vishay Intertechnology, Inc.	111,300	1,764,105
Zebra Technologies Corp. Class A (a)	94,090	8,534,904
		200,681,615
Internet Software & Services - 2.3%
2U, Inc. (a)	282,022	10,307,904
Alarm.com Holdings, Inc. (a)	30,602	873,381
Alphabet, Inc. Class C (a)	9,155	7,536,488
Autobytel, Inc. (a)	165,894	2,073,675
Box, Inc. Class A (a)	154,512	2,722,501
Carbonite, Inc. (a)	227,213	4,419,293
Care.com, Inc. (a)	463,470	4,727,394
ChannelAdvisor Corp. (a)	338,831	3,642,433
Cimpress NV (a)	44,970	3,607,044
CoStar Group, Inc. (a)	67,708	13,756,911
Criteo SA sponsored ADR (a)	198,432	9,322,335
DHI Group, Inc. (a)	77,800	385,110
Facebook, Inc. Class A (a)	12,656	1,715,394
Five9, Inc. (a)	165,879	2,639,135
GoDaddy, Inc. (a)	254,726	9,386,653
GrubHub, Inc. (a)	251,359	8,812,647
Hortonworks, Inc. (a)	471,709	4,688,787
Instructure, Inc. (a)	157,301	3,602,193
Internap Network Services Corp. (a)	301,350	678,038
j2 Global, Inc.	10,649	867,042
LogMeIn, Inc.	101,135	9,279,136
Match Group, Inc. (a)	198,748	3,211,768
New Relic, Inc. (a)	137,711	4,844,673
Pandora Media, Inc. (a)	390,439	4,833,635
Q2 Holdings, Inc. (a)	381,847	13,727,400
Shutterstock, Inc. (a)	77,467	3,378,336
SPS Commerce, Inc. (a)	35,843	1,983,193
Stamps.com, Inc. (a)	96,651	12,187,691
The Trade Desk, Inc.	52,049	2,196,988
Twilio, Inc. Class A	43,290	1,373,159
Wix.com Ltd. (a)	47,730	2,973,579
XO Group, Inc. (a)	158,009	2,912,106
Yelp, Inc. (a)	117,080	3,945,596
		162,611,618
IT Services - 3.1%
Acxiom Corp. (a)	148,700	4,240,924
Amdocs Ltd.	113,281	6,870,493
Black Knight Financial Services, Inc. Class A (a)	191,141	7,358,929
Booz Allen Hamilton Holding Corp. Class A	195,111	6,979,120
Broadridge Financial Solutions, Inc.	70,548	4,891,093
Conduent, Inc. (a)	44,860	721,797
Convergys Corp.	73,900	1,616,932
CoreLogic, Inc. (a)	385,996	15,127,183
DST Systems, Inc.	78,800	9,424,480
EPAM Systems, Inc. (a)	64,939	4,781,459
Euronet Worldwide, Inc. (a)	363,257	30,070,414
ExlService Holdings, Inc. (a)	91,480	4,085,497
Fidelity National Information Services, Inc.	101,142	8,320,952
Gartner, Inc. (a)	78,564	8,108,590
Genpact Ltd.	281,565	6,825,136
Interxion Holding N.V. (a)	96,990	3,772,911
Leidos Holdings, Inc.	277,620	14,797,146
Maximus, Inc.	105,346	6,285,996
MoneyGram International, Inc. (a)	133,577	1,704,443
Neustar, Inc. Class A (a)	198,000	6,563,700
PayPal Holdings, Inc. (a)	81,247	3,412,374
Square, Inc. (a)	1,161,128	20,110,737
Teradata Corp. (a)	270,679	8,418,117
Total System Services, Inc.	176,520	9,616,810
Unisys Corp. (a)	218,610	3,038,679
Vantiv, Inc. (a)	255,002	16,672,031
Virtusa Corp. (a)	70,661	2,191,198
WEX, Inc. (a)	34,365	3,822,419
		219,829,560
Semiconductors & Semiconductor Equipment - 2.8%
Cabot Microelectronics Corp.	103,944	7,195,004
Cavium, Inc. (a)	149,938	9,822,438
Ceva, Inc. (a)	55,100	1,840,340
Cirrus Logic, Inc. (a)	117,644	6,362,188
Cypress Semiconductor Corp.	222,900	2,957,883
FormFactor, Inc. (a)	254,500	2,710,425
Inphi Corp. (a)	125,174	5,875,668
Integrated Device Technology, Inc. (a)	196,513	4,698,626
Kulicke & Soffa Industries, Inc. (a)	86,100	1,762,467
Lam Research Corp.	82,240	9,748,730
Linear Technology Corp.	160,466	10,362,894
M/A-COM Technology Solutions Holdings, Inc. (a)	270,803	12,481,310
Marvell Technology Group Ltd.	186,768	2,913,581
Maxim Integrated Products, Inc.	66,989	2,967,613
Mellanox Technologies Ltd. (a)	105,730	5,117,332
Microsemi Corp. (a)	501,411	25,983,118
MKS Instruments, Inc.	81,495	5,346,072
Monolithic Power Systems, Inc.	160,111	14,084,965
ON Semiconductor Corp. (a)	232,181	3,512,899
Power Integrations, Inc.	93,457	5,906,482
Qorvo, Inc. (a)	84,500	5,585,450
Rambus, Inc. (a)	418,000	5,250,080
Silicon Laboratories, Inc. (a)	93,493	6,310,778
Synaptics, Inc. (a)	37,400	1,987,810
Teradyne, Inc.	444,300	12,635,892
United Microelectronics Corp. sponsored ADR	3,664,917	7,476,431
Veeco Instruments, Inc. (a)	138,600	3,790,710
Versum Materials, Inc. (a)	360,950	10,940,395
		195,627,581
Software - 4.6%
8x8, Inc. (a)	219,910	3,320,641
Adobe Systems, Inc. (a)	30,384	3,595,643
ANSYS, Inc. (a)	19,300	2,060,468
Aspen Technology, Inc. (a)	420,690	24,458,917
Autodesk, Inc. (a)	118,161	10,197,294
Barracuda Networks, Inc. (a)	546,637	12,933,431
CA Technologies, Inc.	95,634	3,086,109
Cadence Design Systems, Inc. (a)	369,735	11,424,812
Callidus Software, Inc. (a)	420,808	7,932,231
CommVault Systems, Inc. (a)	206,465	10,127,108
Covisint Corp. (a)	418,100	836,200
CyberArk Software Ltd. (a)	56,560	2,860,805
Descartes Systems Group, Inc. (a)	144,257	3,036,610
Descartes Systems Group, Inc. (a)	72,942	1,530,014
Ebix, Inc.	17,624	1,101,500
Electronic Arts, Inc. (a)	11,389	985,149
Ellie Mae, Inc. (a)	70,306	6,718,441
Fair Isaac Corp.	53,752	6,991,523
FireEye, Inc. (a)	686,300	7,727,738
Guidewire Software, Inc. (a)	275,078	15,030,262
HubSpot, Inc. (a)	79,266	4,716,327
Imperva, Inc. (a)	85,605	3,509,805
Manhattan Associates, Inc. (a)	199,584	10,009,138
MicroStrategy, Inc. Class A (a)	32,863	6,305,752
Nuance Communications, Inc. (a)	1,144,866	19,497,068
Paycom Software, Inc. (a)	91,297	4,914,518
Progress Software Corp.	64,500	1,849,860
Proofpoint, Inc. (a)	61,817	4,869,325
QAD, Inc. Class A	49,788	1,366,681
Qualys, Inc. (a)	168,913	5,903,509
Rapid7, Inc. (a)	45,078	682,932
RealPage, Inc. (a)	297,765	10,049,569
RingCentral, Inc. (a)	240,364	6,417,719
SeaChange International, Inc. (a)	306,517	763,227
Silver Spring Networks, Inc. (a)	308,200	3,778,532
Splunk, Inc. (a)	107,340	6,626,098
SS&C Technologies Holdings, Inc.	534,709	18,725,509
Synchronoss Technologies, Inc. (a)	149,091	4,037,384
Synopsys, Inc. (a)	131,289	9,379,286
Take-Two Interactive Software, Inc. (a)	208,587	11,885,287
TeleNav, Inc. (a)	145,109	1,182,638
TiVo Corp.	288,350	5,334,475
Tyler Technologies, Inc. (a)	63,279	9,596,260
Ultimate Software Group, Inc. (a)	84,862	16,411,462
Vasco Data Security International, Inc. (a)	104,800	1,362,400
Verint Systems, Inc. (a)	387,663	14,634,278
Zendesk, Inc. (a)	56,179	1,529,754
		321,293,689
Technology Hardware, Storage & Peripherals - 0.7%
3D Systems Corp. (a)	179,473	2,727,990
CPI Card Group	139,067	625,802
Cray, Inc. (a)	104,408	2,176,907
Electronics for Imaging, Inc. (a)	140,469	6,471,407
NCR Corp. (a)	79,600	3,826,372
NetApp, Inc.	224,265	9,381,005
Quantum Corp. (a)	725,700	631,359
Seagate Technology LLC	241,840	11,654,270
Stratasys Ltd. (a)	285,738	5,649,040
Super Micro Computer, Inc. (a)	58,882	1,530,932
Xerox Corp.	224,300	1,668,792
		46,343,876

TOTAL INFORMATION TECHNOLOGY		1,242,067,995

MATERIALS - 4.9%
Chemicals - 2.3%
A. Schulman, Inc.	63,940	2,157,975
Albemarle Corp. U.S.	84,813	8,609,368
Ashland Global Holdings, Inc.	36,565	4,411,933
Axalta Coating Systems (a)	572,394	16,662,389
Cabot Corp.	92,223	5,347,090
CF Industries Holdings, Inc.	39,857	1,252,307
Eastman Chemical Co.	96,455	7,740,514
Ferro Corp. (a)	394,425	5,521,950
FMC Corp.	62,048	3,575,206
H.B. Fuller Co.	91,775	4,534,603
Huntsman Corp.	591,794	13,374,544
Ingevity Corp. (a)	164,965	8,903,161
Kraton Performance Polymers, Inc. (a)	22,684	617,685
Methanex Corp.	310,494	15,823,926
Olin Corp.	94,571	2,939,267
Orion Engineered Carbons SA	175,407	3,648,466
PolyOne Corp.	251,974	8,486,484
Quaker Chemical Corp.	19,257	2,535,762
The Mosaic Co.	414,985	12,943,382
The Scotts Miracle-Gro Co. Class A	106,279	9,632,066
Trinseo SA	219,875	15,204,356
Tronox Ltd. Class A	373,083	6,465,528
		160,387,962
Construction Materials - 0.4%
Eagle Materials, Inc.	94,925	9,844,672
Martin Marietta Materials, Inc.	53,682	11,592,628
U.S. Concrete, Inc. (a)	134,364	8,464,932
		29,902,232
Containers & Packaging - 1.3%
Aptargroup, Inc.	207,794	15,482,731
Avery Dennison Corp.	142,815	11,526,599
Berry Plastics Group, Inc. (a)	434,687	21,877,797
Crown Holdings, Inc. (a)	334,632	17,932,929
Graphic Packaging Holding Co.	187,043	2,497,024
Owens-Illinois, Inc. (a)	106,400	2,106,720
Packaging Corp. of America	138,734	12,823,184
Silgan Holdings, Inc.	37,524	2,237,181
Smurfit Kappa Group PLC	69,240	1,843,767
WestRock Co.	77,803	4,179,577
		92,507,509
Metals & Mining - 0.7%
Alcoa Corp.	382,049	13,215,075
Century Aluminum Co. (a)	174,559	2,458,664
Cliffs Natural Resources, Inc. (a)	414,800	4,421,768
Commercial Metals Co.	423,065	8,939,363
Constellium NV (a)	514,312	4,191,643
Ferroglobe PLC	365,199	3,940,497
Ferroglobe Representation & Warranty Insurance	495,885	5
Nucor Corp.	36,500	2,283,805
Reliance Steel & Aluminum Co.	32,500	2,751,125
Ryerson Holding Corp. (a)	88,120	956,102
TimkenSteel Corp. (a)	123,805	2,590,001
United States Steel Corp.	25,792	998,666
		46,746,714
Paper & Forest Products - 0.2%
Clearwater Paper Corp. (a)	23,000	1,278,800
Domtar Corp.	118,544	4,515,341
Kapstone Paper & Packaging Corp.	277,599	6,273,737
Mercer International, Inc. (SBI)	198,099	2,387,093
P.H. Glatfelter Co.	99,400	2,196,740
		16,651,711

TOTAL MATERIALS		346,196,128

REAL ESTATE - 4.4%
Equity Real Estate Investment Trusts (REITs) - 3.7%
American Campus Communities, Inc.	67,670	3,457,937
CBL & Associates Properties, Inc.	520,645	5,222,069
Communications Sales & Leasing, Inc.	103,900	3,009,983
CorEnergy Infrastructure Trust, Inc.	49,100	1,752,379
Corrections Corp. of America	67,200	2,264,640
Cousins Properties, Inc.	449,790	3,845,705
CubeSmart	150,697	4,106,493
Duke Realty LP	138,645	3,554,858
DuPont Fabros Technology, Inc.	151,595	7,805,627
EastGroup Properties, Inc.	117,327	8,722,089
Education Realty Trust, Inc.	71,633	3,019,331
EPR Properties	191,770	14,758,619
Essex Property Trust, Inc.	13,545	3,179,012
Extra Space Storage, Inc.	146,120	11,571,243
Franklin Street Properties Corp.	95,600	1,184,484
Getty Realty Corp.	98,500	2,599,415
Gladstone Commercial Corp.	96,900	2,016,489
Government Properties Income Trust	141,800	2,922,498
Gramercy Property Trust	78,252	2,187,926
Highwoods Properties, Inc. (SBI)	85,541	4,490,047
Hospitality Properties Trust (SBI)	192,000	6,101,760
Host Hotels & Resorts, Inc.	526,410	9,470,116
Independence Realty Trust, Inc.	191,600	1,760,804
InfraReit, Inc.	75,200	1,252,080
Kite Realty Group Trust	118,020	2,673,153
LaSalle Hotel Properties (SBI)	129,700	3,748,330
Liberty Property Trust (SBI)	36,900	1,455,336
Medical Properties Trust, Inc.	559,837	7,513,013
Mid-America Apartment Communities, Inc.	136,138	13,985,457
National Retail Properties, Inc.	368,987	16,692,972
National Storage Affiliates Trust	231,205	5,599,785
Omega Healthcare Investors, Inc.	70,300	2,294,592
One Liberty Properties, Inc.	76,400	1,877,148
Outfront Media, Inc.	209,002	5,423,602
Physicians Realty Trust	217,678	4,336,146
Piedmont Office Realty Trust, Inc. Class A	376,204	8,630,120
Preferred Apartment Communities, Inc. Class A	55,233	754,483
Prologis, Inc.	54,939	2,804,636
Retail Opportunity Investments Corp.	153,567	3,378,474
RLJ Lodging Trust	339,291	7,722,263
Sabra Health Care REIT, Inc.	207,182	5,635,350
Select Income REIT	179,000	4,654,000
Senior Housing Properties Trust (SBI)	290,600	5,957,300
SL Green Realty Corp.	159,605	17,984,291
Stag Industrial, Inc.	149,088	3,850,943
Summit Hotel Properties, Inc.	198,800	3,059,532
Tanger Factory Outlet Centers, Inc.	219,500	7,434,465
Taubman Centers, Inc.	44,334	3,092,740
Weyerhaeuser Co.	155,342	5,238,132
WP Glimcher, Inc.	365,000	3,383,550
		259,435,417
Real Estate Management & Development - 0.7%
Alexander & Baldwin, Inc.	127,803	5,729,408
CBRE Group, Inc. (a)	538,255	19,172,643
HFF, Inc.	187,161	5,549,324
Howard Hughes Corp. (a)	10,549	1,227,587
Jones Lang LaSalle, Inc.	36,972	4,240,688
Kennedy-Wilson Holdings, Inc.	201,562	4,444,442
Realogy Holdings Corp.	281,471	7,796,747
		48,160,839

TOTAL REAL ESTATE		307,596,256

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
SBA Communications Corp. Class A (a)	80,817	9,356,184
Vonage Holdings Corp. (a)	739,568	4,452,199
Zayo Group Holdings, Inc. (a)	179,755	5,665,878
		19,474,261
UTILITIES - 1.2%
Electric Utilities - 0.5%
Allete, Inc.	40,736	2,737,867
Entergy Corp.	99,900	7,658,334
FirstEnergy Corp.	236,900	7,682,667
Portland General Electric Co.	230,378	10,443,035
Westar Energy, Inc.	72,233	3,899,137
		32,421,040
Gas Utilities - 0.0%
New Jersey Resources Corp.	43,930	1,730,842
Independent Power and Renewable Electricity Producers - 0.3%
Atlantic Power Corp. (a)	585,200	1,348,225
Calpine Corp. (a)	716,228	8,387,030
Dynegy, Inc. (a)	121,200	974,448
NRG Energy, Inc.	182,130	3,016,073
Ormat Technologies, Inc.	69,900	3,853,587
The AES Corp.	161,900	1,865,088
		19,444,451
Multi-Utilities - 0.4%
Ameren Corp.	285,180	15,596,494
Black Hills Corp.	90,920	5,898,890
NorthWestern Energy Corp.	153,191	8,961,674
		30,457,058
Water Utilities - 0.0%
American Water Works Co., Inc.	48,307	3,767,946

TOTAL UTILITIES		87,821,337

TOTAL COMMON STOCKS
(Cost $4,828,382,736)		5,984,501,681

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(b)	6,381	207,246
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00%	17,700	1,079,700
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,138,298)		1,286,946

Equity Funds - 10.8%
Mid-Cap Blend Funds - 2.4%
Fidelity SAI Small-Mid Cap 500 Index Fund (c)	15,196,001	167,915,807
Sector Funds - 1.4%
Fidelity SAI Real Estate Index Fund (c)	8,804,884	98,350,560
Small Blend Funds - 1.5%
Vulcan Value Partners Small Cap Fund	5,460,391	105,003,325
Small Value Funds - 5.5%
Fidelity Small Cap Value Fund (c)	20,362,550	385,055,817
TOTAL EQUITY FUNDS
(Cost $687,218,301)		756,325,509
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.47% to 0.54% 3/2/17 to 5/25/17 (d)
(Cost $7,625,431)	7,630,000	7,625,365
	Shares

Money Market Funds - 4.3%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (e)
(Cost $302,534,411)	302,534,411	302,534,411
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $5,827,899,177)		7,052,273,912
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(3,567,406)
NET ASSETS - 100%		$7,048,706,506

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
2,193 ICE Russell 2000 Index Contracts (United States)	March 2017	151,865,250	$496,284

The face value of futures purchased as a percentage of Net Assets is 2.2%

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $207,246 or 0.0% of net assets.

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,625,365.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	9/25/15	$257,662

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Stock Selector Mid Cap Fund	$219,035,770	$--	$232,945,035	$--	$--
Fidelity SAI Real Estate Index Fund	--	101,945,016	--	1,538,688	98,350,560
Fidelity SAI Small-Mid Cap 500 Index Fund	208,477,054	251,982,466	338,733,411	1,234,581	167,915,807
Fidelity Small Cap Value Fund	165,345,561	175,570,430	--	2,870,406	385,055,817
Total	$592,858,385	$529,497,912	$571,678,446	$5,643,675	$651,322,184

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$763,148,074	$762,940,828	$--	$207,246
Consumer Staples	155,936,164	155,936,164	--	--
Energy	264,254,557	264,254,557	--	--
Financials	1,023,206,920	1,023,206,920	--	--
Health Care	775,900,489	775,633,770	--	266,719
Industrials	999,106,746	999,106,746	--	--
Information Technology	1,242,067,995	1,242,067,995	--	--
Materials	346,196,128	346,196,123	--	5
Real Estate	307,596,256	307,596,256	--	--
Telecommunication Services	19,474,261	19,474,261	--	--
Utilities	88,901,037	88,901,037	--	--
Equity Funds	756,325,509	756,325,509	--	--
Other Short-Term Investments	7,625,365	--	7,625,365	--
Money Market Funds	302,534,411	302,534,411	--	--
Total Investments in Securities:	$7,052,273,912	$7,044,174,577	$7,625,365	$473,970
Derivative Instruments:
Assets
Futures Contracts	$496,284	$496,284	$--	$--
Total Assets	$496,284	$496,284	$--	$--
Total Derivative Instruments:	$496,284	$496,284	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$496,284	$0
Total Equity Risk	496,284	0
Total Value of Derivatives	$496,284	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,236,057,229)	$6,400,951,728
Affiliated issuers (cost $591,841,948)	651,322,184
Total Investments (cost $5,827,899,177)		$7,052,273,912
Cash		96,312
Receivable for investments sold		47,070,627
Receivable for fund shares sold		3,716,541
Dividends receivable		4,329,928
Interest receivable		100,013
Prepaid expenses		46,385
Other receivables		90,608
Total assets		7,107,724,326
Liabilities
Payable for investments purchased	$48,673,944
Payable for fund shares redeemed	4,181,772
Accrued management fee	2,516,754
Payable for daily variation margin for derivative instruments	2,335,545
Other affiliated payables	1,126,772
Other payables and accrued expenses	183,033
Total liabilities		59,017,820
Net Assets		$7,048,706,506
Net Assets consist of:
Paid in capital		$5,712,442,454
Undistributed net investment income		3,632,084
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		107,760,980
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,224,870,988
Net Assets, for 496,661,158 shares outstanding		$7,048,706,506
Net Asset Value, offering price and redemption price per share ($7,048,706,506 ÷ 496,661,158 shares)		$14.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$61,537,464
Affiliated issuers		5,643,675
Interest		579,584
Total income		67,760,723
Expenses
Management fee	$45,356,608
Transfer agent fees	11,938,828
Accounting fees and expenses	1,155,811
Custodian fees and expenses	190,733
Independent trustees' fees and expenses	83,216
Registration fees	67,171
Audit	80,701
Legal	51,589
Miscellaneous	464,348
Total expenses before reductions	59,389,005
Expense reductions	(17,059,177)	42,329,828
Net investment income (loss)		25,430,895
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	337,567,376
Affiliated issuers	15,833,563
Foreign currency transactions	(42,867)
Futures contracts	14,605,342
Realized gain distributions from underlying funds:
Affiliated issuers	24,075,780
Total net realized gain (loss)		392,039,194
Change in net unrealized appreciation (depreciation) on: Investment securities	1,381,532,768
Assets and liabilities in foreign currencies	(31)
Futures contracts	7,776,155
Total change in net unrealized appreciation (depreciation)		1,389,308,892
Net gain (loss)		1,781,348,086
Net increase (decrease) in net assets resulting from operations		$1,806,778,981

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,430,895	$20,277,016
Net realized gain (loss)	392,039,194	83,031,804
Change in net unrealized appreciation (depreciation)	1,389,308,892	(1,101,518,552)
Net increase (decrease) in net assets resulting from operations	1,806,778,981	(998,209,732)
Distributions to shareholders from net investment income	(21,705,730)	(18,681,110)
Distributions to shareholders from net realized gain	(110,501,894)	(417,322,870)
Total distributions	(132,207,624)	(436,003,980)
Share transactions
Proceeds from sales of shares	631,256,117	1,767,001,360
Reinvestment of distributions	131,907,985	435,093,539
Cost of shares redeemed	(2,107,316,092)	(1,251,927,060)
Net increase (decrease) in net assets resulting from share transactions	(1,344,151,990)	950,167,839
Total increase (decrease) in net assets	330,419,367	(484,045,873)
Net Assets
Beginning of period	6,718,287,139	7,202,333,012
End of period	$7,048,706,506	$6,718,287,139
Other Information
Undistributed net investment income end of period	$3,632,084	$–
Distributions in excess of net investment income end of period	$–	$(47,926)
Shares
Sold	49,167,747	141,840,290
Issued in reinvestment of distributions	9,656,514	33,890,984
Redeemed	(166,443,412)	(98,676,190)
Net increase (decrease)	(107,619,151)	77,055,084

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Fund

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.12	$13.66	$14.12	$12.30	$11.45
Income from Investment Operations
Net investment income (loss)B	.05	.04	.03	.02	.06
Net realized and unrealized gain (loss)	3.29	(1.78)	.64	3.33	1.30
Total from investment operations	3.34	(1.74)	.67	3.35	1.36
Distributions from net investment income	(.04)	(.03)	(.03)	(.02)	(.06)
Distributions from net realized gain	(.22)	(.77)	(1.11)	(1.51)	(.44)
Total distributions	(.27)C	(.80)	(1.13)D	(1.53)	(.51)E
Net asset value, end of period	$14.19	$11.12	$13.66	$14.12	$12.30
Total ReturnF	30.11%	(13.45)%	5.45%	28.21%	12.37%
Ratios to Average Net AssetsG
Expenses before reductions	.87%	.72%	.62%	.70%	.65%
Expenses net of fee waivers, if any	.62%	.46%	.37%	.45%	.40%
Expenses net of all reductions	.62%	.46%	.37%	.45%	.40%
Net investment income (loss)	.37%	.28%	.23%	.14%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$7,048,707	$6,718,287	$7,202,333	$5,426,420	$3,004,665
Portfolio turnover rateH	82%	71%	54%	84%	53%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.224 per share.

 D Total distributions of $1.13 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $1.105 per share.

 E Total distributions of $.51 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.443 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, equity-debt classifications, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,373,701,396
Gross unrealized depreciation	(176,047,946)
Net unrealized appreciation (depreciation) on securities	$1,197,653,450
Tax Cost	$5,854,620,462

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,723,035
Undistributed long-term capital gain	$134,980,971
Net unrealized appreciation (depreciation) on securities and other investments	$1,197,653,419

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$24,665,602	$18,681,110
Long-term Capital Gains	107,542,022	417,322,870
Total	$132,207,624	$436,003,980

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $14,605,342 and a change in net unrealized appreciation (depreciation) of $7,776,155 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $5,446,411,857 and $6,850,916,796, respectively.

Exchanges In-Kind. During the period, the Fund redeemed 13,733,034 shares of JPMorgan Small Cap Equity Fund Class A in exchange for investments and cash with a value of $545,338,783. The net realized gain of $23,862,176 on the Fund's redemptions of JPMorgan Small Cap Equity Fund Class A shares is included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized gains on the exchange for federal income tax purposes.

Prior Fiscal Year Exchanges In-Kind. During the prior period, the Fund redeemed shares of Meridian Growth Fund Legacy Class and AllianceBernstein Discovery Growth Fund Class A in exchange for investments and cash, as noted in the following table. The Fund had net realized losses on the Fund's redemptions of Meridian Growth Fund Legacy Class and AllianceBernstein Discovery Growth Fund Class A shares. The Fund recognized net realized losses on the exchanges for federal income tax purposes.

Transaction Date	Fund Name	Value of investments and cash received	Realized gain (loss)	Shares redeemed
9/25/15	AllianceBernstein Discovery Growth Fund Class A	$304,882,495	$(26,432,769)	34,764,253
12/11/15	Meridian Growth Fund Legacy Class	430,967,188	(46,810,638)	12,619,830
	Total	$735,849,683	$(73,243,407)	47,384,083

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc., AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners) (formerly Arrowpoint Asset Management, LLC), Fisher Investments, Invesco Advisers, Inc., J.P. Morgan Investment Management, Inc., Kennedy Capital Management, Inc., LSV Asset Management, Neuberger Berman Investment Advisers LLC (NBIA), Portolan Capital Management, LLC, Victory Capital Management, Inc. (formerly RS Investment Management Co. LLC), Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Subsequent to period end, Advisory Research, Inc. no longer manages a portion of the Fund's assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser or Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,079 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,489.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,660 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $ 17,059,177.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principle investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Small Cap Value Fund	11%
Fidelity SAI Small-Mid Cap 500 Index Fund	18%
Fidelity SAI Real Estate Index Fund	100%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Small-Mid Cap Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.64%	$1,000.00	$1,109.50	$3.35
Hypothetical-C		$1,000.00	$1,021.62	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 10, 2017, to shareholders of record at the opening of business on April 7, 2017, a distribution of $0.274 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.008 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2017, $246,793,910, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), AllianceBernstein L.P. (AB), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC (Pyramis)), Fisher Investments, Inc. (Fisher Investments), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Investment Advisers LLC (NBIA), Portolan Capital Management, LLC (Portolan), Systematic Financial Management, L.P. (Systematic), and The Boston Company Asset Management, LLC (Boston Company) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with FIAM on behalf of the fund to reflect the change in the sub-adviser's name from Pyramis to FIAM, noting that no other contract terms were impacted and that FIAM will continue to provide the same services to the fund. The Board also approved an amendment to the fee schedule in each of the sub-advisory agreements with ARI and Portolan, which has the potential to lower the amount of the fees paid by Strategic Advisers to each of ARI and Portolan, on behalf of the fund. The Board noted that the terms of each amended sub-advisory agreement are identical to those of the existing sub-advisory agreement with the applicable sub-adviser, except with respect to the date of execution and the fee schedule. The Board also noted that the amended sub-advisory agreements would not result in changes to the nature, extent, and quality of the services provided to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreements with ARI, FIAM, and Portolan, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreements with ARI, FIAM, and Portolan, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreements with ARI, FIAM, and Portolan is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, AB, FIAM, Fisher Investments, Invesco, Kennedy Capital, NBIA, Portolan, Systematic, and Boston Company(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-year period and in the third quartile for the three- and five-year periods ended December 31, 2015. The Board also noted that the fund had out-performed 64% and under-performed 55% and 54% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2019 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.10%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and above the median of its ASPG for the 12-month period ended December 31, 2015. The Board also noted that the fund's management fee was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2019.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreements with ARI, FIAM, and Portolan should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract

Strategic Advisers Small-Mid Cap Fund

On September 8, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in each of the existing sub-advisory agreements with Advisory Research (Advisory) and Portolan Capital Management (Portolan) for the fund (the Amended Sub-Advisory Agreements), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to each of Advisory and Portolan, on behalf of the fund. The terms of each Amended Sub-Advisory Agreement are identical to those of the existing respective sub-advisory agreement with each sub-adviser, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each respective Amended Sub-Advisory Agreement.

In considering whether to approve each Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding Advisory and Portolan, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of each current sub-advisory agreement at its September 2015 Board meeting. The Board also considered the information provided by Advisory and Portolan in June 2016 in connection with the 2016 anticipated annual renewal of each current sub-advisory agreement with Advisory and Portolan.

The Board considered that each Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered each sub-adviser's representation that each respective Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it received information regarding each sub-adviser's historical investment performance in managing fund assets at its June 2016 Board meeting. The Board did not consider performance to be a material factor in its decision to approve each Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreements would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board considered that each new fee schedule is expected to lower the amount of fees paid by Strategic Advisers to Advisory and Portolan under each respective Amended Sub-Advisory Agreement, on behalf of the fund. The Board also considered that each Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' contractual management fee waiver for the fund. The Board also considered that each Amended Sub-Advisory Agreement has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive under each Amended Sub-Advisory Agreement and the other factors considered.

Because each Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve each Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviewed information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2016 Board meeting.

Possible Economies of Scale.  The Board considered that each Amended Sub-Advisory Agreement, like each current Sub-Advisory Agreement with each respective sub-adviser, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to Advisory Research and Portolan as assets allocated to each sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2016 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered to the fund and that each Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Small-Mid Cap Fund

On September 8, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with LSV Asset Management (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that the same investment personnel and support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser lineup. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.10% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that the fund's management fee and total net expenses after allocating assets to the New Sub-Adviser are expected to continue to rank below the median expense ratio of its competitive peer group.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 4d

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Small-Mid Cap Fund with respect to Geode's SMID strategy.

	# of Votes	% of Votes
Affirmative	4,371,385,342.51	93.731
Against	118,444,609.26	2.540
Abstain	173,911,501.80	3.729
TOTAL	4,663,741,453.57	100.000
Proposal 1 reflects trust wide proposal and voting results.

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SMC-ANN-0417
1.912857.106

Strategic Advisers® Emerging Markets Fund of Funds Class F Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Class F	29.08%	0.67%

 A From May 2, 2012

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class F on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$10,327	Strategic Advisers® Emerging Markets Fund of Funds - Class F
$10,416	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes gained about 29%, modestly trailing the 29.94% return of the MSCI Emerging Markets Index. Versus the benchmark, the Fund's performance was dampened by underlying managers with a growth emphasis in their investment strategies, as growth-oriented stocks lagged their value-oriented counterparts this period. I believe the Fund's diversification across managers with different investment styles – a key element of my investment strategy – helped its performance stay close to that of the benchmark. Growth-oriented Fidelity® Emerging Markets Fund was the primary detractor, hurt by an overweighting in the lagging consumer staples sector and adverse positioning in materials. Oppenheimer Developing Markets Fund also detracted, due to weak security selection in Brazil, China and India. On the plus side, Acadian Emerging Markets Fund was the top relative contributor, as its multifactor, quantitative strategy outpaced the Fund’s benchmark by a healthy margin. Value-oriented Lazard Emerging Markets Equity Portfolio was another leading contributor, benefiting from picks in China and South Korea. During the period, I reduced the number of managers in the portfolio from 12 to eight to concentrate on those in which I have greater conviction.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Causeway Emerging Markets Fund - Investor Class	19.8	19.3
Acadian Emerging Markets Portfolio Institutional Class	15.8	15.1
Lazard Emerging Markets Equity Portfolio Institutional Class	15.6	15.2
T. Rowe Price Emerging Markets Stock Fund Class I	13.3	13.4
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	12.6	12.7
Oppenheimer Developing Markets Fund Class Y	11.7	11.7
Fidelity Emerging Markets Fund	9.2	10.5
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	1.9	1.9
	99.9

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Diversified Emerging Markets Funds	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of August 31, 2016
Diversified Emerging Markets Funds	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Diversified Emerging Markets Funds - 99.9%
Acadian Emerging Markets Portfolio Institutional Class	119,524	$2,189,676
Causeway Emerging Markets Fund - Investor Class	239,502	2,742,302
Fidelity Emerging Markets Fund (a)	52,712	1,278,792
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	100,519	1,743,005
Lazard Emerging Markets Equity Portfolio Institutional Class	125,315	2,156,675
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	14,596	265,945
Oppenheimer Developing Markets Fund Class Y	47,288	1,613,932
T. Rowe Price Emerging Markets Stock Fund Class I	53,281	1,837,130
TOTAL EQUITY FUNDS
(Cost $12,863,458)		13,827,457

Money Market Funds - 0.2%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (b)
(Cost $32,468)	32,468	32,468
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $12,895,926)		13,859,925
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(20,741)
NET ASSETS - 100%		$13,839,184

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$1,054,660	$7,806	$--	$7,806	$1,278,792
Total	$1,054,660	$7,806	$--	$7,806	$1,278,792

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,672,323)	$12,581,133
Affiliated issuers (cost $1,223,603)	1,278,792
Total Investments (cost $12,895,926)		$13,859,925
Receivable for investments sold		65,420
Receivable for fund shares sold		12,327
Prepaid expenses		83
Receivable from investment adviser for expense reductions		3,509
Other receivables		160
Total assets		13,941,424
Liabilities
Payable for fund shares redeemed	$77,746
Payable for audit fees	21,521
Distribution and service plan fees payable	21
Other affiliated payables	141
Other payables and accrued expenses	2,811
Total liabilities		102,240
Net Assets		$13,839,184
Net Assets consist of:
Paid in capital		$14,487,302
Distributions in excess of net investment income		(2,248)
Accumulated undistributed net realized gain (loss) on investments		(1,609,869)
Net unrealized appreciation (depreciation) on investments		963,999
Net Assets		$13,839,184
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($11,424,519 ÷ 1,189,240 shares)		$9.61
Class F:
Net Asset Value, offering price and redemption price per share ($2,184,401 ÷ 227,399 shares)		$9.61
Class L:
Net Asset Value, offering price and redemption price per share ($130,562 ÷ 13,587 shares)		$9.61
Class N:
Net Asset Value, offering price and redemption price per share ($99,702 ÷ 10,382 shares)		$9.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$129,536
Affiliated issuers		7,806
Interest		76
Total income		137,418
Expenses
Management fee	$35,290
Transfer agent fees	246
Distribution and service plan fees	229
Accounting fees and expenses	1,468
Custodian fees and expenses	10,653
Independent trustees' fees and expenses	144
Registration fees	43,180
Audit	36,257
Legal	68
Reports to shareholders	1,538
Miscellaneous	105
Total expenses before reductions	129,178
Expense reductions	(117,841)	11,337
Net investment income (loss)		126,081
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(864,063)
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,927
Total net realized gain (loss)		(861,136)
Change in net unrealized appreciation (depreciation) on investment securities		3,625,745
Net gain (loss)		2,764,609
Net increase (decrease) in net assets resulting from operations		$2,890,690

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,081	$134,503
Net realized gain (loss)	(861,136)	(715,173)
Change in net unrealized appreciation (depreciation)	3,625,745	(2,592,155)
Net increase (decrease) in net assets resulting from operations	2,890,690	(3,172,825)
Distributions to shareholders from net investment income	(116,905)	(153,397)
Distributions to shareholders from net realized gain	–	(41,904)
Total distributions	(116,905)	(195,301)
Share transactions - net increase (decrease)	992,521	1,263,774
Redemption fees	832	5,629
Total increase (decrease) in net assets	3,767,138	(2,098,723)
Net Assets
Beginning of period	10,072,046	12,170,769
End of period	$13,839,184	$10,072,046
Other Information
Distributions in excess of net investment income end of period	$(2,248)	$(15,267)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.04	$9.75	$10.53	$10.00
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.13	.14
Net realized and unrealized gain (loss)	2.08	(2.47)	.34	(.78)	.53
Total from investment operations	2.18	(2.37)	.47	(.65)	.67
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	–	(.03)	(.04)	(.03)	–
Total distributions	(.09)	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	29.08%	(23.79)%	4.86%	(6.18)%	6.71%
Ratios to Average Net AssetsI
Expenses before reductions	1.10%	1.09%	1.07%	1.25%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.08%	1.14%	1.29%	1.29%	1.71%J
Supplemental Data
Net assets, end of period (000 omitted)	$11,425	$8,485	$10,979	$9,832	$9,475
Portfolio turnover rateK	49%	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class F

Years ended February 28,	2017	2016A	2015	2014	2013B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.04	$9.75	$10.53	$10.43
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.13	.10
Net realized and unrealized gain (loss)	2.08	(2.47)	.34	(.78)	.14
Total from investment operations	2.18	(2.37)	.47	(.65)	.24
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	–	(.03)	(.04)	(.03)	–
Total distributions	(.09)	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	29.08%	(23.79)%	4.86%	(6.18)%	2.31%
Ratios to Average Net AssetsI
Expenses before reductions	1.08%	1.04%	1.03%	1.43%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.08%	1.15%	1.29%	1.29%	4.90%J
Supplemental Data
Net assets, end of period (000 omitted)	$2,184	$1,407	$988	$466	$154
Portfolio turnover rateK	49%	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class L

Years ended February 28,	2017	2016A	2015	2014B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.11
Net realized and unrealized gain (loss)	2.08	(2.48)	.35	(.36)
Total from investment operations	2.18	(2.38)	.48	(.25)
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)
Distributions from net realized gain	–	(.03)	(.04)	(.02)
Total distributions	(.09)	(.15)	(.18)D	(.13)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.05	$9.75
Total ReturnF,G	29.08%	(23.87)%	4.97%	(2.56)%
Ratios to Average Net AssetsH
Expenses before reductions	1.10%	1.08%	1.07%	1.79%I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%I
Expenses net of all reductions	.09%	.09%	.10%	.10%I
Net investment income (loss)	1.08%	1.15%	1.29%	3.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$131	$103	$102	$97
Portfolio turnover rateJ	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class N

Years ended February 28,	2017	2016A	2015	2014B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.07	.08	.11	.10
Net realized and unrealized gain (loss)	2.08	(2.48)	.34	(.36)
Total from investment operations	2.15	(2.40)	.45	(.26)
Distributions from net investment income	(.07)	(.10)	(.12)	(.10)
Distributions from net realized gain	–	(.03)	(.04)	(.02)
Total distributions	(.07)	(.13)	(.15)D	(.12)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.60	$7.52	$10.05	$9.75
Total ReturnF,G	28.68%	(24.04)%	4.69%	(2.59)%
Ratios to Average Net AssetsH
Expenses before reductions	1.35%	1.33%	1.32%	2.05%I
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%I
Expenses net of all reductions	.35%	.34%	.35%	.35%I
Net investment income (loss)	.83%	.89%	1.04%	3.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$100	$77	$102	$97
Portfolio turnover rateJ	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated underlying fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustee compensation, capital loss carryforwards, short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,021,508
Gross unrealized depreciation	(244,192)
Net unrealized appreciation (depreciation) on securities	$777,316
Tax Cost	$13,082,609

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,423,188)
Net unrealized appreciation (depreciation) on securities and other investments	$777,316

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(706,109)
Long-term	(717,079)
Total capital loss carryforward	$(1,423,188)

The Fund intends to elect to defer to its next fiscal year $2,088 of ordinary losses recognized during the period January 1, 2017 to February 28, 2017.

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$116,905	$ 153,397
Long-term Capital Gains	–	41,904
Total	$116,905	$ 195,301

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $6,785,927 and $5,785,010, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, FIL Investment Advisors, M&G Investments Management Limited, Somerset Capital Management LLP and FIAM LLC (an affiliate of the investment adviser) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2017, the Board of Trustees approved the appointment of T. Rowe Price Associates, Inc. as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$229	$229

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Emerging Markets	$242	-
Class L	3	–
Class N	1	–
	$246

(a) Amount represents less than 0.005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $35,290.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$68,396
Class F	.10%	12,017
Class L	.10%	841
Class N	.35%	637

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $660 for the period.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Emerging Markets	$95,955	$131,277
Class F	19,045	19,572
Class L	1,183	1,561
Class N	722	987
Total	$116,905	$153,397
From net realized gain
Emerging Markets	$–	$37,618
Class F	–	3,615
Class L	–	336
Class N	–	335
Total	$–	$41,904

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Emerging Markets
Shares sold	267,795	216,254	$2,443,159	$2,043,757
Reinvestment of distributions	10,953	19,731	95,955	168,895
Shares redeemed	(217,663)	(200,793)	(1,914,192)	(1,770,355)
Net increase (decrease)	61,085	35,192	$624,922	$442,297
Class F
Shares sold	93,977	110,265	$841,412	$975,103
Reinvestment of distributions	2,174	2,749	19,045	23,187
Shares redeemed	(55,842)	(24,271)	(492,467)	(211,252)
Net increase (decrease)	40,309	88,743	$367,990	$787,038
Class L
Shares sold	682	3,291	$6,034	$31,220
Reinvestment of distributions	135	224	1,183	1,897
Shares redeemed	(922)	–	(8,330)	–
Net increase (decrease)	(105)	3,515	$(1,113)	$33,117
Class N
Reinvestment of distributions	82	153	$722	$1,322
Net increase (decrease)	82	153	$722	$1,322

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 58% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Emerging Markets	.10%
Actual		$1,000.00	$1,053.90	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class F	.10%
Actual		$1,000.00	$1,055.10	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class L	.10%
Actual		$1,000.00	$1,053.90	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class N	.35%
Actual		$1,000.00	$1,053.00	$1.78
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Emerging Markets designates 1%, and 1%; Class F designates 1%, and 1%; Class L designates 1%, and 1%; and Class N designates 2%, and 1% of the dividends distributed on December 28, and December 30, 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Emerging Markets, Class F, Class L, and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets	12/29/16	$0.0906	$0.0256
Class F	12/29/16	$0.0906	$0.0256
Class L	12/29/16	$0.0906	$0.0256
Class N	12/29/16	$0.0726	$0.0256

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), M&G Investment Management Limited (M&G), and Somerset Capital Management LLP (Somerset Capital) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian, FIAM, M&G, and Somerset Capital (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that the retail class had under-performed 66% and 52% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2017 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2f

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Emerging Markets Fund of Funds with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	8,766,590.48	92.338
Against	232,179.62	2.446
Abstain	495,237.06	5.216
TOTAL	9,494,007.16	100.000

PROPOSAL 3b

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA UK)) on behalf of Strategic Advisers® Emerging Markets Fund of Funds with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	8,766,590.48	92.338
Against	232,179.62	2.446
Abstain	495,237.06	5.216
TOTAL	9,494,007.16	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

RMF-F-ANN-0417
1.951485.104

Strategic Advisers® International Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International Fund	14.33%	5.54%	2.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$12,215	Strategic Advisers® International Fund
$11,252	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 14.33%, trailing the 15.98% advance of the benchmark MSCI EAFE Index. Versus the benchmark, the Fund's results were hampered by underlying managers with a growth emphasis in their investment strategies, as growth-oriented stocks lagged their value-oriented counterparts for most of the period. Additionally, managers with substantial holdings of domestically focused U.K.-based banks and other companies, whose shares fell after the Brexit vote, faced a substantial headwind this period. I think the Fund’s diversification across managers with different styles helped its performance stay within a reasonable range of the benchmark. The primary relative detractors were Fidelity® International Discovery Fund and Fidelity® Diversified International Fund, both of which employ growth-oriented strategies. On a country basis, these managers were hurt by stock selection in the U.K. and Japan, and by adverse positioning in Australia. The International Value strategy managed by sub-adviser Massachusetts Financial Services also detracted. On the positive side, Oakmark International Fund was the top relative contributor, bolstered by its deep-value emphasis. Sub-adviser Arrowstreet Capital Management also contributed, benefiting from picks in information technology and materials, and from emerging-markets exposure.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity International Discovery Fund	6.6	6.8
iShares MSCI Japan ETF	5.7	4.1
Oakmark International Fund Investor Class	5.1	4.5
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	4.6	4.6
Artisan International Value Fund Investor Class	4.4	4.3
Fidelity Diversified International Fund	4.4	4.7
Harbor International Fund Institutional Class	3.9	5.4
Henderson International Opportunities Fund Class IF	3.0	3.2
Fidelity Overseas Fund	3.0	3.1
WisdomTree Europe Hedged Equity ETF	1.8	1.6
	42.5

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	38.8%
Preferred Stocks	0.9%
Europe Stock Funds	3.6%
Foreign Large Blend Funds	21.1%
Foreign Large Growth Funds	16.7%
Foreign Large Value Funds	2.5%
Foreign Small Mid Growth Funds	0.1%
Foreign Small Mid Blend Funds	1.8%
Other	8.4%
Sector Funds	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	5.4%

As of August 31, 2016
Common Stocks	36.3%
Preferred Stocks	0.6%
Diversified Emerging Markets Funds	1.1%
Europe Stock Funds	3.8%
Foreign Large Blend Funds	25.7%
Foreign Large Growth Funds	14.3%
Foreign Large Value Funds	1.5%
Foreign Small Mid Growth Funds	0.2%
Foreign Small Mid Blend Funds	1.9%
Other	5.4%
Sector Funds	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	8.1%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 38.8%
	Shares	Value
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.6%
Brembo SpA	21,810	$1,464,890
Bridgestone Corp.	209,000	8,336,188
Compagnie Plastic Omnium	67,370	2,275,332
Continental AG	19,204	3,896,013
DENSO Corp.	63,700	2,830,481
Faurecia SA	59,908	2,633,227
FCC Co. Ltd.	77,900	1,562,923
GKN PLC	6,779,704	30,276,932
Keihin Corp.	107,700	1,802,270
Koito Manufacturing Co. Ltd.	190,500	9,817,927
LEONI AG	4,898	196,609
Michelin CGDE Series B	88,962	9,994,825
Motherson Sumi Systems Ltd.	272,798	1,431,755
Schaeffler AG	46,911	739,499
Sumitomo Electric Industries Ltd.	147,500	2,401,987
Toyoda Gosei Co. Ltd.	29,700	757,139
Valeo SA	169,483	10,415,712
		90,833,709
Automobiles - 0.2%
Ferrari NV	11,879	773,954
Fiat Chrysler Automobiles NV (a)	241,165	2,639,214
Fuji Heavy Industries Ltd.	347,400	13,009,140
Maruti Suzuki India Ltd.	51,092	4,534,918
Mazda Motor Corp.	93,600	1,308,799
Nissan Motor Co. Ltd.	651,900	6,414,315
Renault SA	27,070	2,400,632
Toyota Motor Corp.	169,200	9,572,122
		40,653,094
Distributors - 0.0%
Inchcape PLC	776,200	7,228,424
Hotels, Restaurants & Leisure - 0.7%
Carnival PLC	501,369	27,325,293
Compass Group PLC	2,718,361	50,501,619
Crown Ltd.	82,209	797,955
Domino's Pizza UK & IRL PLC	287,879	1,371,704
Dominos Pizza Enterprises Ltd.	26,051	1,112,513
Greene King PLC	95,179	797,785
InterContinental Hotel Group PLC	56,965	2,683,203
MGM China Holdings Ltd.	2,840,800	5,174,472
Paddy Power Betfair PLC	56,372	6,173,017
Sands China Ltd.	48,400	202,007
Scandic Hotels Group AB (a)	47,559	430,721
St. Marc Holdings Co. Ltd.	9,400	288,664
The Star Entertainment Group Ltd.	715,871	2,678,428
TUI AG	560,459	7,896,878
Yum China Holdings, Inc. (a)	222,133	5,906,516
		113,340,775
Household Durables - 0.3%
Barratt Developments PLC	391,805	2,486,766
Bellway PLC	71,847	2,323,284
Electrolux AB (B Shares)	73,896	1,959,841
Haseko Corp.	170,400	2,017,286
Husqvarna AB (B Shares)	160,545	1,375,729
Nikon Corp.	598,500	9,147,043
Nobia AB	45,163	442,044
Panasonic Corp.	152,700	1,675,614
SEB SA	9,237	1,216,849
Sony Corp.	391,500	12,097,235
Sony Corp. sponsored ADR	115,019	3,560,988
Steinhoff International Holdings NV (Germany)	985,300	5,275,501
Techtronic Industries Co. Ltd.	2,240,500	8,023,535
		51,601,715
Internet & Direct Marketing Retail - 0.0%
ASOS PLC (a)	11,246	758,014
Trade Maine Group Ltd.	133,044	497,366
		1,255,380
Leisure Products - 0.0%
Yamaha Corp.	106,300	2,769,506
Media - 0.4%
Cineworld Group PLC	164,042	1,301,712
Grupo Televisa SA de CV (CPO) sponsored ADR	268,200	6,841,782
Publicis Groupe SA	92,800	6,255,613
Sky Network Television Ltd.	291,698	798,418
SKY PLC	639,200	7,911,684
Telenet Group Holding NV (a)	15,271	862,940
UBM PLC	804,347	7,440,642
Vivendi SA	762,267	13,421,451
West Australian Newspapers Holdings Ltd.	643,151	337,776
WPP PLC	828,621	19,494,478
WPP PLC ADR	17,882	2,100,241
		66,766,737
Multiline Retail - 0.1%
Debenhams PLC	913,233	607,954
Dollarama, Inc.	41,428	3,190,224
Harvey Norman Holdings Ltd.	457,092	1,804,830
Marks & Spencer Group PLC	214,587	890,825
Myer Holdings Ltd.	765,550	739,553
Ryohin Keikaku Co. Ltd.	23,900	5,052,517
		12,285,903
Specialty Retail - 0.4%
Dufry AG (a)	47,290	6,822,643
Esprit Holdings Ltd. (a)	9,187,900	8,699,206
Inditex SA	203,167	6,510,668
JB Hi-Fi Ltd.	85,831	1,764,934
Kingfisher PLC	1,959,992	7,994,584
Nitori Holdings Co. Ltd.	37,900	4,412,586
Shimamura Co. Ltd.	10,500	1,358,939
USS Co. Ltd.	1,046,200	17,917,031
WH Smith PLC	84,286	1,769,600
		57,250,191
Textiles, Apparel & Luxury Goods - 0.6%
adidas AG	20,055	3,365,409
Burberry Group PLC	150,276	3,218,472
Christian Dior SA	25,056	5,306,211
Compagnie Financiere Richemont SA Series A	562,843	41,458,558
Gildan Activewear, Inc.	534,607	13,544,290
Hermes International SCA	7,630	3,329,479
Kering SA	7,710	1,876,592
LVMH Moet Hennessy - Louis Vuitton SA	94,218	18,926,571
Pandora A/S	40,467	4,613,694
Salvatore Ferragamo Italia SpA	27,436	784,193
		96,423,469

TOTAL CONSUMER DISCRETIONARY		540,408,903

CONSUMER STAPLES - 4.9%
Beverages - 0.8%
Asahi Group Holdings	232,100	8,199,785
Coca-Cola Amatil Ltd.	711,400	5,590,661
Coca-Cola Central Japan Co. Ltd.	354,800	7,838,476
Coca-Cola HBC AG	69,110	1,667,938
Davide Campari-Milano SpA	31,000	313,635
Davide Campari-Milano SpA (a)	346,700	3,507,658
Diageo PLC	587,490	16,564,203
Diageo PLC sponsored ADR	36,368	4,157,226
Embotelladoras Arca S.A.B. de CV	439,107	2,458,947
Fever-Tree Drinks PLC	51,516	898,766
Heineken Holding NV	192,800	14,642,849
Heineken NV (Bearer)	271,347	22,393,524
ITO EN Ltd.	334,900	11,447,025
Pernod Ricard SA	256,053	29,269,229
		128,949,922
Food & Staples Retailing - 0.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	16,633	739,606
Bidcorp Ltd.	84,130	1,686,576
Clicks Group Ltd.	297,564	2,914,959
Colruyt NV	36,640	1,718,403
FamilyMart Co. Ltd.	69,700	4,256,015
J Sainsbury PLC	366,037	1,215,431
Koninklijke Ahold Delhaize NV	133,270	2,832,196
Metcash Ltd. (a)	506,522	838,837
Metro AG	299,269	9,278,339
PriceSmart, Inc.	56,929	5,032,524
Seven & i Holdings Co. Ltd.	75,100	2,940,932
Spar Group Ltd.	135,100	1,838,411
Sundrug Co. Ltd.	153,700	10,110,312
Tesco PLC (a)	464,735	1,086,012
Tsuruha Holdings, Inc.	15,100	1,397,837
X5 Retail Group NV GDR (Reg. S) (a)	42,003	1,272,691
		49,159,081
Food Products - 1.5%
Aryzta AG	469,540	15,184,606
Bakkafrost	29,706	1,106,246
Britannia Industries Ltd.	27,704	1,340,836
Danone SA	925,486	61,228,364
Greencore Group PLC	698,129	2,248,846
Kerry Group PLC Class A	209,603	16,098,873
Leroy Seafood Group ASA	13,235	698,731
Nestle SA	1,689,392	124,674,053
Orkla ASA	158,462	1,393,997
Toyo Suisan Kaisha Ltd.	317,800	11,654,600
WH Group Ltd.	4,091,500	3,199,243
		238,828,395
Household Products - 0.7%
Colgate-Palmolive Co.	485,945	35,464,266
Lion Corp.	135,000	2,331,212
Reckitt Benckiser Group PLC	836,289	75,934,753
Svenska Cellulosa AB (SCA) (B Shares)	188,900	5,805,160
		119,535,391
Personal Products - 0.6%
Asaleo Care Ltd.	381,724	481,439
Kao Corp.	576,200	29,752,425
Kobayashi Pharmaceutical Co. Ltd.	255,400	11,821,443
Kose Corp.	27,200	2,329,111
L'Oreal SA	113,565	21,120,554
Pola Orbis Holdings, Inc.	25,700	2,454,591
Unilever NV (Certificaten Van Aandelen) (Bearer)	172,580	8,169,611
Unilever PLC	410,486	19,474,091
		95,603,265
Tobacco - 1.0%
British American Tobacco PLC:
(United Kingdom)	1,338,082	84,519,344
sponsored ADR	208,716	13,324,429
Imperial Tobacco Group PLC	341,857	16,089,650
Japan Tobacco, Inc.	1,144,900	38,287,323
KT&G Corp.	55,821	5,043,770
Swedish Match Co. AB	12,715	396,102
		157,660,618

TOTAL CONSUMER STAPLES		789,736,672

ENERGY - 1.8%
Energy Equipment & Services - 0.1%
Core Laboratories NV	48,450	5,543,649
Fugro NV (Certificaten Van Aandelen) (a)	38,253	609,297
John Wood Group PLC	129,916	1,217,913
Petrofac Ltd.	196,782	2,176,837
Schoeller-Bleckmann Oilfield Equipment AG	5,319	392,192
Subsea 7 SA (a)	117,852	1,665,827
TechnipFMC PLC (a)	158,800	5,132,416
TechnipFMC PLC (France) (a)	256,228	8,264,233
Vallourec SA (a)	128,414	704,560
		25,706,924
Oil, Gas & Consumable Fuels - 1.7%
Bharat Petroleum Corp. Ltd.	209,749	2,106,292
BP PLC	3,367,964	18,990,834
Cairn Energy PLC (a)	2,511,186	6,926,879
Canadian Natural Resources Ltd.	298,486	8,559,955
China Petroleum & Chemical Corp. Class A	6,477,562	5,423,316
CNOOC Ltd.	21,508,000	25,443,780
Enbridge, Inc.	155,913	6,561,916
Encana Corp.	1,798,262	19,929,541
Eni SpA	1,407,677	21,716,582
Galp Energia SGPS SA Class B	695,598	10,235,770
Idemitsu Kosan Co. Ltd.	30,400	979,554
INPEX Corp.	1,008,300	10,016,136
JX Holdings, Inc.	1,524,200	7,259,775
Lukoil PJSC sponsored ADR	60,421	3,202,313
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	20,794	1,426,055
Neste Oyj	47,287	1,647,151
Oil Search Ltd. ADR	1,211,204	6,481,838
Petroleo Brasileiro SA - Petrobras (ON) (a)	100	507
Repsol YPF SA	346,991	5,133,144
Royal Dutch Shell PLC:
Class A (Netherlands)	600,572	15,560,871
Class B (United Kingdom)	1,535,161	41,554,656
Saras Raffinerie Sarde SpA	463,880	845,267
Suncor Energy, Inc.	217,546	6,772,720
Total SA	868,389	43,329,112
Woodside Petroleum Ltd.	70,254	1,688,090
		271,792,054

TOTAL ENERGY		297,498,978

FINANCIALS - 7.1%
Banks - 3.4%
ABN AMRO Group NV GDR	309,550	7,083,445
Banco Bradesco SA	137,100	1,420,730
Banco de Sabadell SA	932,157	1,370,688
Banco do Brasil SA	244,500	2,570,181
Bank Leumi le-Israel BM (a)	312,510	1,369,860
Bank of Ireland (a)	15,420,328	3,659,330
Bankinter SA	703,747	5,426,855
Barclays PLC	16,278,235	45,752,953
Barclays PLC sponsored ADR	103,221	1,155,043
BNP Paribas SA	782,415	45,696,730
CaixaBank SA	3,730,845	13,001,221
Chiba Bank Ltd.	675,000	4,716,498
Concordia Financial Group Ltd.	408,900	2,175,802
Credicorp Ltd. (United States)	36,629	6,029,866
Credit Agricole SA	342,423	4,133,684
DBS Group Holdings Ltd.	728,300	9,733,880
DNB ASA	1,230,280	20,178,148
Dubai Islamic Bank Pakistan Ltd. (a)	2,141,367	3,644,260
Fukuoka Financial Group, Inc.	198,000	923,512
HDFC Bank Ltd.	312,730	6,763,832
HDFC Bank Ltd. sponsored ADR	152,181	10,909,856
HSBC Holdings PLC:
(Hong Kong)	858,100	6,917,932
(United Kingdom)	410,400	3,296,367
IndusInd Bank Ltd. (a)	136,275	2,680,773
Industrial & Commercial Bank of China Ltd. (H Shares)	19,133,000	12,545,179
ING Groep NV (Certificaten Van Aandelen)	1,745,313	24,044,467
Intesa Sanpaolo SpA	6,437,322	14,988,606
Jyske Bank A/S (Reg.)	84,057	4,328,124
KBC Groep NV	370,418	22,658,379
Lloyds Banking Group PLC	47,870,779	40,810,489
Mebuki Financial Group, Inc.	1,427,100	6,287,903
Mediobanca SpA	1,070,000	8,575,366
Mitsubishi UFJ Financial Group, Inc.	2,267,900	15,003,910
Natixis SA	305,423	1,666,684
Nordea Bank AB	133,029	1,559,221
North Pacific Bank Ltd.	992,500	4,116,828
PT Bank Central Asia Tbk	3,997,500	4,631,177
Resona Holdings, Inc.	1,718,500	9,590,988
Skandinaviska Enskilda Banken AB (A Shares)	166,045	1,900,211
Societe Generale Series A	151,324	6,725,986
Sumitomo Mitsui Financial Group, Inc.	1,466,600	57,134,631
Sumitomo Mitsui Trust Holdings, Inc.	39,600	1,421,058
Svenska Handelsbanken AB (A Shares)	1,341,937	18,672,289
Swedbank AB (A Shares)	377,930	9,332,484
Sydbank A/S	111,457	3,856,682
The Chugoku Bank Ltd.	63,000	1,004,905
The Hachijuni Bank Ltd.	662,000	4,183,720
The Toronto-Dominion Bank	307,483	15,848,732
Tokyo TY Financial Group, Inc.	12,000	408,563
TOMONY Holdings, Inc.	126,200	714,435
Turkiye Halk Bankasi A/S	323,434	1,001,649
Turkiye Is Bankasi A/S Series C	1,670,901	2,906,434
Turkiye Vakiflar Bankasi TAO	1,391,461	2,026,529
UniCredit SpA	2,530,456	33,911,678
Yamaguchi Financial Group, Inc.	102,000	1,176,661
Yapi ve Kredi Bankasi A/S (a)	879,812	930,801
Yes Bank Ltd. (a)	158,247	3,445,267
		548,021,482
Capital Markets - 0.9%
3i Group PLC	392,063	3,349,493
ASX Ltd.	24,481	961,566
Azimut Holding SpA	397,669	6,677,455
Banca Generali SpA	105,285	2,543,088
BM&F BOVESPA SA	349,700	2,112,336
Close Brothers Group PLC	72,994	1,365,865
Daiwa Securities Group, Inc.	2,668,100	16,916,531
Deutsche Borse AG	24,442	2,076,428
Deutsche Borse AG (a)	119,500	10,241,802
GAM Holding Ltd.	69,500	768,109
IG Group Holdings PLC	979,441	6,508,142
Intermediate Capital Group PLC	266,485	2,347,742
Julius Baer Group Ltd.	251,771	12,313,547
Jupiter Fund Management PLC	208,146	1,082,960
Macquarie Group Ltd.	221,656	14,725,618
Partners Group Holding AG	13,111	6,859,990
Perpetual Trustees Australia Ltd.	14,680	582,567
SBI Holdings, Inc. Japan	62,800	878,736
Tai Fook Securities Group Ltd.	1,700,000	1,033,634
UBS Group AG	3,486,410	53,701,163
		147,046,772
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	708,500	13,710,259
Cembra Money Bank AG	18,311	1,485,883
Credit Saison Co. Ltd.	105,200	1,995,471
JACCS Co. Ltd.	52,000	230,041
Provident Financial PLC	48,645	1,762,546
		19,184,200
Diversified Financial Services - 0.6%
AMP Ltd.	2,291,385	8,573,208
Cerved Information Solutions SpA	318,466	2,844,138
Challenger Ltd.	1,227,700	10,768,216
Element Financial Corp.	561,109	5,943,987
First Pacific Co. Ltd.	4,144,000	3,034,755
Groupe Bruxelles Lambert SA	98,500	8,349,115
IBJ Leasing Co. Ltd.	17,800	400,379
Industrivarden AB (C Shares)	11,361	224,914
Investor AB:
(A Shares)	28,185	1,102,845
(B Shares)	339,121	13,449,728
Kinnevik AB (B Shares)	40,155	1,085,883
ORIX Corp.	1,785,500	27,773,032
Pargesa Holding SA	18,858	1,243,931
RMB Holdings Ltd.	289,134	1,397,674
Uniper SE (a)	40,711	577,932
Zenkoku Hosho Co. Ltd.	36,700	1,193,987
		87,963,724
Insurance - 2.1%
AEGON NV	825,406	4,379,629
Ageas	33,158	1,258,973
AIA Group Ltd.	4,255,800	26,890,336
Allianz SE	47,900	8,342,614
Aon PLC	106,300	12,293,595
Aviva PLC	7,458,603	46,041,133
AXA SA	619,929	14,641,493
CNP Assurances	80,473	1,490,650
Euler Hermes SA	40,376	3,560,963
Fairfax Financial Holdings Ltd. (sub. vtg.)	56,926	25,629,986
Gjensidige Forsikring ASA	72,935	1,140,547
Hannover Reuck SE	13,801	1,558,575
Hiscox Ltd.	1,291,951	17,409,855
Intact Financial Corp.	14,218	1,007,956
Japan Post Holdings Co. Ltd.	205,800	2,639,706
Jardine Lloyd Thompson Group PLC	369,621	4,724,035
Manulife Financial Corp.	538,500	9,620,995
MAPFRE SA (Reg.)	601,141	1,860,235
MS&AD Insurance Group Holdings, Inc.	478,200	16,170,562
Muenchener Rueckversicherungs AG	37,814	7,146,731
NN Group NV	93,639	2,909,074
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	2,296,000	12,244,702
Prudential PLC	1,717,859	34,331,493
QBE Insurance Group Ltd.	149,479	1,410,794
Sanlam Ltd.	447,258	2,310,705
Societa Cattolica Di Assicurazioni SCRL	75,279	472,123
Storebrand ASA (A Shares) (a)	428,214	2,891,026
Swiss Re Ltd.	155,316	13,886,968
Talanx AG	161,000	5,753,103
Tokio Marine Holdings, Inc.	318,800	13,958,585
Unipol Gruppo Finanziario SpA	211,697	804,239
Unipolsai SpA	440,583	933,507
Zurich Insurance Group AG	152,614	42,117,383
		341,832,271
Thrifts & Mortgage Finance - 0.0%
Aareal Bank AG	47,673	1,760,596
Genworth Mortgage Insurance Ltd.	140,488	302,671
Paragon Group of Companies PLC	140,444	739,079
		2,802,346

TOTAL FINANCIALS		1,146,850,795

HEALTH CARE - 3.2%
Biotechnology - 0.1%
Genmab A/S (a)	11,467	2,271,551
Shire PLC	246,137	14,841,717
Shire PLC sponsored ADR	20,133	3,638,033
		20,751,301
Health Care Equipment & Supplies - 0.2%
ASAHI INTECC Co. Ltd.	26,200	1,033,121
bioMerieux SA	9,776	1,502,756
Nihon Kohden Corp.	469,200	10,269,819
Smith & Nephew PLC sponsored ADR	93,658	2,861,252
Terumo Corp.	380,600	13,195,398
Ypsomed Holding AG	3,197	615,304
		29,477,650
Health Care Providers & Services - 0.0%
Alfresa Holdings Corp.	58,300	1,049,291
Sonic Healthcare Ltd.	493,300	8,139,146
		9,188,437
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	4,113	1,757,304
ICON PLC (a)	41,377	3,466,151
Lonza Group AG	36,664	6,753,462
		11,976,917
Pharmaceuticals - 2.8%
Astellas Pharma, Inc.	1,032,200	13,904,081
AstraZeneca PLC:
(United Kingdom)	580,930	33,479,020
sponsored ADR	237,403	6,946,412
Bayer AG	417,985	46,006,759
CSPC Pharmaceutical Group Ltd.	1,160,000	1,419,573
GlaxoSmithKline PLC	1,645,892	33,679,758
GlaxoSmithKline PLC sponsored ADR	146,677	6,084,162
Ipsen SA	21,408	1,901,687
Merck KGaA	86,100	9,408,759
Novartis AG	1,236,516	96,561,898
Otsuka Holdings Co. Ltd.	107,700	4,899,681
Recordati SpA	49,305	1,565,444
Roche Holding AG (participation certificate)	393,879	95,871,928
Rohto Pharmaceutical Co. Ltd.	388,000	7,390,805
Sanofi SA	437,706	37,755,675
Santen Pharmaceutical Co. Ltd.	2,143,200	30,713,890
Shionogi & Co. Ltd.	273,600	13,389,584
Teva Pharmaceutical Industries Ltd. sponsored ADR	194,100	6,797,382
		447,776,498

TOTAL HEALTH CARE		519,170,803

INDUSTRIALS - 6.8%
Aerospace & Defense - 0.3%
Airbus Group NV	72,900	5,356,434
BAE Systems PLC	1,582,584	12,389,331
Cobham PLC	7,776,199	11,559,618
Leonardo SpA (a)	230,347	3,165,064
Meggitt PLC	228,972	1,336,784
MTU Aero Engines Holdings AG	30,233	3,837,055
QinetiQ Group PLC	234,119	804,994
Rolls-Royce Holdings PLC	375,356	3,665,984
Saab AB (B Shares)	18,196	721,664
Thales SA	112,108	11,045,351
		53,882,279
Air Freight & Logistics - 0.2%
Deutsche Post AG	147,284	5,047,618
Yamato Holdings Co. Ltd.	1,629,100	35,592,380
		40,639,998
Airlines - 0.3%
Air France KLM (Reg.) (a)	163,670	1,152,363
Air New Zealand Ltd.	211,309	359,967
Deutsche Lufthansa AG	113,842	1,667,956
EL AL Israel Airlines Ltd.	468,062	333,467
Japan Airlines Co. Ltd.	1,120,300	36,587,126
Qantas Airways Ltd.	329,417	947,115
Ryanair Holdings PLC sponsored ADR (a)	58,345	4,769,704
		45,817,698
Building Products - 0.4%
AFG Arbonia-Forster-Holding AG (a)	20,715	346,505
Asahi Glass Co. Ltd.	414,000	3,382,901
Central Glass Co. Ltd.	271,000	1,237,465
Compagnie de St. Gobain	65,004	3,114,775
Daikin Industries Ltd.	263,400	25,004,771
Geberit AG (Reg.)	22,080	9,554,406
Kaba Holding AG (B Shares) (Reg.)	1,814	1,499,099
Kingspan Group PLC (Ireland)	73,288	2,251,598
LIXIL Group Corp.	80,100	1,962,840
Nichias Corp.	135,000	1,266,545
Toto Ltd.	324,800	12,503,983
		62,124,888
Commercial Services & Supplies - 0.5%
Babcock International Group PLC	156,198	1,837,397
Berendsen PLC	113,674	1,291,335
Brambles Ltd.	6,567,454	46,878,336
Downer Edi Ltd.	566,381	3,052,738
Edenred SA	54,836	1,240,872
Intrum Justitia AB	60,444	2,186,312
IWG PLC	179,563	630,554
Park24 Co. Ltd.	73,200	2,055,686
Prosegur Compania de Seguridad SA (Reg.)	190,748	1,103,348
Rentokil Initial PLC	943,435	2,799,051
Secom Co. Ltd.	237,800	17,325,141
Toppan Printing Co. Ltd.	174,000	1,753,242
		82,154,012
Construction & Engineering - 0.2%
Balfour Beatty PLC	4,102,352	14,080,056
Carillion PLC	149,939	407,453
Hochtief AG	9,477	1,445,750
Koninklijke Boskalis Westminster NV	145,700	5,309,798
Taisei Corp.	474,000	3,324,687
VINCI SA	147,673	10,639,809
Voltas Ltd. (a)	233,061	1,304,583
		36,512,136
Electrical Equipment - 1.2%
ABB Ltd. (Reg.)	2,156,769	48,722,008
Fuji Electric Co. Ltd.	569,000	3,145,213
Gamesa Corporacion Tecnologica SA	261,200	5,783,349
Legrand SA	365,748	20,621,336
Mabuchi Motor Co. Ltd.	25,600	1,383,168
Mitsubishi Electric Corp.	544,600	7,986,368
Nexans SA (a)	50,516	2,604,923
OSRAM Licht AG	6,022	357,902
Prysmian SpA	225,586	5,738,049
Schneider Electric SA	1,316,530	89,201,969
Vestas Wind Systems A/S	31,083	2,305,693
		187,849,978
Industrial Conglomerates - 0.4%
Bidvest Group Ltd.	84,130	994,232
CK Hutchison Holdings Ltd.	820,100	10,131,213
DCC PLC (United Kingdom)	89,600	7,632,518
Koninklijke Philips Electronics NV	685,799	20,779,586
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	51,000	1,544,790
Siemens AG	151,464	19,690,450
Toshiba Corp. (a)	321,000	594,884
		61,367,673
Machinery - 1.4%
Alfa Laval AB	620,193	11,226,767
Amada Holdings Co. Ltd.	130,700	1,477,493
Andritz AG	10,726	560,316
Atlas Copco AB:
(A Shares)	46,225	1,513,760
(B Shares)	107,961	3,193,405
Bodycote PLC	75,821	743,252
CKD Corp.	62,900	812,390
Daifuku Co. Ltd.	85,700	2,001,663
Eicher Motors Ltd.	4,411	1,595,172
Fanuc Corp.	114,700	22,526,509
GEA Group AG	717,775	27,937,494
Glory Ltd.	104,900	3,594,864
Hino Motors Ltd.	142,400	1,654,119
IMI PLC	1,249,465	19,240,447
Interpump Group SpA	121,552	2,475,001
JTEKT Corp.	30,600	519,692
Kawasaki Heavy Industries Ltd.	682,000	2,142,917
KION Group AG	25,907	1,511,170
Komatsu Ltd.	1,145,300	27,531,656
Kone Oyj (B Shares)	213,412	9,554,507
Kubota Corp.	1,002,100	15,944,223
Makino Milling Machine Co. Ltd.	77,000	716,231
Metso Corp.	41,597	1,229,053
Mitsubishi Heavy Industries Ltd.	1,166,800	4,611,324
Nordson Corp.	106,986	12,842,599
Sandvik AB	71,902	978,172
Schindler Holding AG:
(participation certificate)	95,263	18,419,948
(Reg.)	5,814	1,112,032
SKF AB (B Shares)	316,237	6,022,327
SMC Corp.	600	170,101
Spirax-Sarco Engineering PLC	285,120	15,740,168
THK Co. Ltd.	56,600	1,471,615
Vesuvius PLC	120,000	680,184
Wartsila Corp.	68,464	3,519,918
		225,270,489
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	4,850	7,886,183
Professional Services - 0.6%
Adecco SA (Reg.)	114,910	8,260,569
Experian PLC	445,770	8,830,708
Intertek Group PLC	225,545	9,870,927
Nihon M&A Center, Inc.	63,400	1,944,127
Randstad Holding NV	114,410	6,655,419
RELX NV	1,835,183	32,496,481
RELX PLC	40,102	748,897
SGS SA (Reg.)	8,705	18,504,680
Temp Holdings Co., Ltd.	73,800	1,250,090
Wolters Kluwer NV	208,661	8,547,109
		97,109,007
Road & Rail - 0.5%
Canadian National Railway Co.	110,390	7,676,269
Canadian Pacific Railway Ltd.	97,874	14,401,081
Central Japan Railway Co.	32,800	5,366,185
DSV de Sammensluttede Vognmaend A/S	91,500	4,504,030
East Japan Railway Co.	509,000	46,009,124
		77,956,689
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (a)	44,465	2,014,265
Ashtead Group PLC	86,831	1,784,245
Brenntag AG	198,694	11,392,066
Bunzl PLC	989,319	27,682,301
Finning International, Inc.	63,391	1,176,948
Hanwa Co. Ltd.	113,000	810,699
Itochu Corp.	254,900	3,690,372
Kloeckner & Co. AG (a)	134,788	1,766,367
Marubeni Corp.	187,500	1,213,005
Misumi Group, Inc.	387,500	6,770,773
Mitsubishi Corp.	500,600	11,293,522
Mitsui & Co. Ltd.	358,600	5,486,968
Rexel SA	503,100	8,136,003
Sojitz Corp.	145,700	377,397
Sumitomo Corp.	110,000	1,477,992
Wolseley PLC	153,235	9,349,754
		94,422,677
Transportation Infrastructure - 0.2%
Aena SA	126,708	18,121,651
China Merchants Holdings International Co. Ltd.	3,544,840	9,886,226
		28,007,877

TOTAL INDUSTRIALS		1,101,001,584

INFORMATION TECHNOLOGY - 4.8%
Communications Equipment - 0.1%
Telefonaktiebolaget LM Ericsson:
(B Shares)	710,954	4,612,919
(B Shares) sponsored ADR	194,070	1,251,752
		5,864,671
Electronic Equipment & Components - 0.9%
Alps Electric Co. Ltd.	108,000	3,215,630
China High Precision Automation Group Ltd. (a)	1,073,000	0
Dexerials Corp.	58,700	664,617
Flextronics International Ltd. (a)	361,000	5,952,890
Halma PLC	1,109,694	13,390,974
Hexagon AB (B Shares)	16,926	683,670
Hirose Electric Co. Ltd.	111,600	14,979,999
Hitachi High-Technologies Corp.	62,200	2,591,090
Hitachi Ltd.	9,656,700	53,189,425
Jenoptik AG	25,922	577,933
Keyence Corp.	31,600	12,224,273
Kyocera Corp.	41,300	2,271,142
LG Display Co. Ltd.	15,091	364,403
Nichicon Corp.	38,700	372,377
Nippon Electric Glass Co. Ltd.	157,000	975,442
OMRON Corp.	339,400	14,591,677
Renishaw PLC	38,200	1,456,142
Spectris PLC	364,329	10,985,487
TDK Corp.	44,100	2,999,012
Truly International Holdings Ltd.	3,200,000	1,376,805
Yokogawa Electric Corp.	392,600	6,112,042
		148,975,030
Internet Software & Services - 0.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	187,602	19,304,246
Auto Trader Group PLC	65,784	322,594
Baidu.com, Inc. sponsored ADR (a)	148,700	25,893,131
Just Eat Holding Ltd. (a)	733,410	4,554,809
Moneysupermarket.com Group PLC	269,336	1,101,876
NAVER Corp.	9,862	6,746,220
SINA Corp.	24,477	1,701,886
Tencent Holdings Ltd.	338,200	8,974,802
		68,599,564
IT Services - 0.9%
Amadeus IT Holding SA Class A	942,340	43,831,020
Atos Origin SA	63,555	7,507,314
Bechtle AG	17,243	1,796,765
Capgemini SA	23,074	1,976,336
CGI Group, Inc. Class A (sub. vtg.) (a)	25,382	1,166,861
Cognizant Technology Solutions Corp. Class A (a)	267,340	15,845,242
EPAM Systems, Inc. (a)	34,314	2,526,540
Fujitsu Ltd.	761,000	4,421,244
HCL Technologies Ltd.	193,294	2,433,665
IT Holdings Corp.	58,000	1,407,343
MasterCard, Inc. Class A	126,235	13,943,918
Nomura Research Institute Ltd.	839,200	28,983,008
NTT Data Corp.	18,800	886,911
OBIC Co. Ltd.	201,000	9,357,159
Paysafe Group PLC (a)	387,025	2,031,415
SCSK Corp.	48,000	1,768,837
Wirecard AG	36,406	1,681,009
		141,564,587
Semiconductors & Semiconductor Equipment - 1.2%
Analog Devices, Inc.	182,851	14,980,982
ASM International NV (Netherlands)	83,490	4,243,798
ASML Holding NV (Netherlands)	14,455	1,757,159
Broadcom Ltd.	41,004	8,648,974
Infineon Technologies AG	2,180,910	38,767,379
Mellanox Technologies Ltd. (a)	139,622	6,757,705
NVIDIA Corp.	138,633	14,068,477
ROHM Co. Ltd.	63,500	4,103,520
Screen Holdings Co. Ltd.	16,000	1,079,532
SK Hynix, Inc.	66,970	2,756,963
SMA Solar Technology AG	28,266	712,392
STMicroelectronics NV:
(France)	170,542	2,600,934
(Italy)	318,832	4,862,374
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,642,976	51,704,455
Texas Instruments, Inc.	215,123	16,482,724
Tokyo Electron Ltd.	137,400	13,710,036
Xinyi Solar Holdings Ltd.	2,992,000	1,052,205
		188,289,609
Software - 0.8%
ANSYS, Inc. (a)	130,152	13,895,028
Cadence Design Systems, Inc. (a)	803,885	24,840,047
Check Point Software Technologies Ltd. (a)	247,023	24,433,045
Constellation Software, Inc.	7,279	3,416,998
Dassault Systemes SA	125,193	10,110,344
LINE Corp. ADR	33,494	1,145,495
Micro Focus International PLC	286,782	7,771,839
Oracle Corp. Japan	21,300	1,239,948
Playtech Ltd.	164,316	1,819,732
Sage Group PLC	68,732	550,948
SAP AG	415,668	38,720,448
Square Enix Holdings Co. Ltd.	166,300	5,055,094
Ubisoft Entertainment SA (a)	30,484	1,118,206
		134,117,172
Technology Hardware, Storage & Peripherals - 0.5%
Brother Industries Ltd.	131,600	2,479,836
Fujifilm Holdings Corp.	281,900	10,895,098
Konica Minolta, Inc.	269,000	2,593,146
Logitech International SA (Reg.)	52,780	1,526,618
NEC Corp.	854,000	2,128,444
Neopost SA	126,870	3,821,165
Ricoh Co. Ltd.	140,700	1,226,092
Samsung Electronics Co. Ltd.	30,954	52,444,982
Seiko Epson Corp.	149,000	3,332,662
		80,448,043

TOTAL INFORMATION TECHNOLOGY		767,858,676

MATERIALS - 3.3%
Chemicals - 2.1%
Akzo Nobel NV	1,055,024	70,735,067
Arkema SA	114,410	11,090,345
Asahi Kasei Corp.	881,000	8,582,977
BASF AG	395,993	36,875,367
Covestro AG	16,144	1,215,507
Croda International PLC	327,794	14,268,551
CSM NV (exchangeable)	30,065	773,976
Denki Kagaku Kogyo KK	1,116,000	5,811,207
Evonik Industries AG	122,009	3,917,759
Givaudan SA	15,235	27,668,283
HEXPOL AB (B Shares)	140,937	1,413,024
Hitachi Chemical Co. Ltd.	91,100	2,566,483
Israel Chemicals Ltd.	133,052	566,412
K&S AG	62,875	1,470,078
Kemira Oyj	44,023	560,588
Koninklijke DSM NV	38,400	2,522,220
Kuraray Co. Ltd.	641,400	9,734,185
Lanxess AG	42,581	2,891,571
Lenzing AG	7,306	1,149,386
Linde AG	215,885	35,055,989
Mitsubishi Chemical Holdings Corp.	273,700	2,101,749
Mitsui Chemicals, Inc.	221,000	1,123,245
Nippon Paint Holdings Co. Ltd.	237,500	7,663,336
Nissan Chemical Industries Co. Ltd.	67,700	2,181,441
Nitto Denko Corp.	16,200	1,364,119
NOF Corp.	21,000	228,234
Nufarm Ltd.	123,686	839,246
Orica Ltd.	1,001,919	14,049,853
PTT Global Chemical PCL (For. Reg.)	557,300	1,138,064
Sanyo Chemical Industries Ltd.	12,300	511,839
Shin-Etsu Chemical Co. Ltd.	76,400	6,462,497
Sika AG	2,401	13,518,848
Solvay SA Class A (a)	14,773	1,720,774
Sumitomo Chemical Co. Ltd.	758,000	4,223,668
Symrise AG	416,057	25,877,653
Syngenta AG (a)	22,171	9,520,053
Taiyo Nippon Sanso Corp.	35,800	444,851
Teijin Ltd.	117,600	2,249,521
Tokuyama Corp. (a)	164,000	785,367
Toray Industries, Inc.	279,000	2,495,839
Umicore SA	6,391	336,602
UPL Ltd. (a)	154,080	1,658,684
Victrex PLC	61,264	1,452,731
		340,817,189
Construction Materials - 0.1%
Anhui Conch Cement Co. Ltd. (H Shares)	899,000	3,132,586
CRH PLC	264,811	8,952,357
Fletcher Building Ltd.	242,755	1,689,113
HeidelbergCement Finance AG	19,578	1,829,558
James Hardie Industries PLC CDI	93,611	1,399,545
Lafargeholcim Ltd. (Reg.)	58,974	3,355,767
		20,358,926
Containers & Packaging - 0.1%
Billerud AB	57,326	910,068
Huhtamaki Oyj	62,084	2,239,529
Orora Ltd.	407,567	928,070
Smurfit Kappa Group PLC	353,108	9,391,344
Toyo Seikan Group Holdings Ltd.	62,500	1,132,115
		14,601,126
Metals & Mining - 0.9%
Aichi Steel Corp.	4,800	210,210
Aperam	51,765	2,632,861
ArcelorMittal SA:
(Netherlands) (a)	1,450,032	12,759,262
Class A unit (a)	423,610	3,719,296
Aurubis AG	9,519	549,097
Bekaert SA	31,950	1,413,993
BHP Billiton Ltd.	308,000	5,829,853
BHP Billiton PLC	451,928	7,284,150
BHP Billiton PLC ADR	313,546	10,187,110
BlueScope Steel Ltd.	270,280	2,532,273
Boliden AB	226,857	6,926,394
Evraz PLC (a)	370,124	1,058,154
Fortescue Metals Group Ltd.	90,264	458,832
Glencore Xstrata PLC (a)	2,173,163	8,684,301
Grupo Mexico SA de CV Series B	35,549	107,825
HudBay Minerals, Inc.	116,100	899,465
Hyundai Steel Co.	7,744	426,657
Iluka Resources Ltd.	1,003,209	5,214,907
JFE Holdings, Inc.	180,300	3,410,365
Kobe Steel Ltd. (a)	87,200	846,813
Lundin Mining Corp. (a)	198,762	1,195,685
Mitsubishi Materials Corp.	30,100	999,359
Mitsui Mining & Smelting Co. Ltd.	636,332	2,101,377
MMC Norilsk Nickel PJSC sponsored ADR	74,306	1,185,552
Nippon Light Metal Holding Co. Ltd.	215,200	528,686
Nippon Steel & Sumitomo Metal Corp.	162,200	3,989,850
Northern Star Resources Ltd.	195,139	626,879
Outokumpu Oyj (A Shares)	98,972	979,832
OZ Minerals Ltd.	181,511	1,294,230
POSCO sponsored ADR	17,604	1,091,976
Rio Tinto Ltd.	244,881	11,638,639
Rio Tinto PLC	347,326	14,235,570
Rio Tinto PLC sponsored ADR	80,067	3,324,382
Salzgitter AG	50,360	1,841,156
Sanyo Special Steel Co. Ltd.	149,000	810,352
Sims Metal Management Ltd.	175,147	1,694,679
South32 Ltd.	2,634,500	5,015,774
SSAB Svenskt Stal AB (B Shares) (a)	143,449	475,006
Sumitomo Metal Mining Co. Ltd.	277,000	3,848,832
Thyssenkrupp AG	154,414	3,859,816
Voestalpine AG	51,604	2,171,737
		138,061,187
Paper & Forest Products - 0.1%
Daio Paper Corp.	29,500	365,517
Mondi PLC	54,803	1,277,763
Nippon Paper Industries Co. Ltd.	70,100	1,274,772
Oji Holdings Corp.	459,000	2,198,068
Portucel Industrial Empresa Produtora de Celulosa SA	116,063	438,588
Stora Enso Oyj (R Shares)	339,168	3,643,450
UPM-Kymmene Corp.	206,130	4,898,132
		14,096,290

TOTAL MATERIALS		527,934,718

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.2%
British Land Co. PLC	868,600	6,655,429
Nippon Prologis REIT, Inc.	637	1,369,313
Segro PLC	185,939	1,139,307
Vicinity Centers unit	558,035	1,236,473
Westfield Corp. unit	1,943,365	13,111,806
		23,512,328
Real Estate Management & Development - 0.7%
Cheung Kong Property Holdings Ltd.	1,337,100	9,094,395
China Overseas Land and Investment Ltd.	1,912,000	5,886,563
Daiwa House Industry Co. Ltd.	152,700	4,191,791
Deutsche Wohnen AG (Bearer)	657,143	22,573,549
Fabege AB	78,151	1,318,591
Hufvudstaden AB Series A	81,585	1,266,264
LEG Immobilien AG	282,243	23,259,850
Mitsui Fudosan Co. Ltd.	484,000	10,955,646
Nexity	24,797	1,196,596
Savills PLC	191,554	2,034,625
TAG Immobilien AG	369,260	5,044,447
Vonovia SE	723,237	25,200,228
Wheelock and Co. Ltd.	149,000	968,330
Wihlborgs Fastigheter AB	45,320	901,219
		113,892,094

TOTAL REAL ESTATE		137,404,422

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.3%
BT Group PLC	1,737,577	7,021,653
Com Hem Holding AB	106,306	1,191,829
Deutsche Telekom AG	427,625	7,383,943
Nippon Telegraph & Telephone Corp.	350,800	14,838,602
Nippon Telegraph & Telephone Corp. sponsored ADR	79,288	3,357,054
Spark New Zealand Ltd.	612,661	1,584,266
TDC A/S	1,754,000	9,438,856
Telenor ASA	109,954	1,792,843
		46,609,046
Wireless Telecommunication Services - 1.5%
Advanced Info Service PCL (For. Reg.)	1,459,500	6,985,755
China Mobile Ltd.	3,368,017	37,149,511
KDDI Corp.	3,363,900	87,907,192
Millicom International Cellular SA (depository receipt)	31,907	1,740,877
NTT DOCOMO, Inc.	255,900	6,079,659
SK Telecom Co. Ltd.	162,998	33,214,661
SoftBank Corp.	417,600	31,155,032
Vodafone Group PLC	15,734,751	39,405,623
		243,638,310

TOTAL TELECOMMUNICATION SERVICES		290,247,356

UTILITIES - 0.9%
Electric Utilities - 0.2%
Enel SpA	2,443,422	10,486,414
Infratil Ltd.	3,886	8,075
Korea Electric Power Corp. sponsored ADR	11,072	210,147
Scottish & Southern Energy PLC	994,697	19,005,007
		29,709,643
Gas Utilities - 0.1%
APA Group unit	1,209,715	7,846,553
China Resource Gas Group Ltd.	2,334,000	7,125,662
Rubis	17,127	1,605,774
		16,577,989
Independent Power and Renewable Electricity Producers - 0.0%
Electric Power Development Co. Ltd.	143,300	3,366,137
ENGIE Brasil Energia SA	107,600	1,263,677
		4,629,814
Multi-Utilities - 0.5%
E.ON AG	407,117	3,159,702
Engie	4,262,241	52,107,925
National Grid PLC	1,055,513	12,822,759
RWE AG (a)	193,468	2,757,737
Veolia Environnement SA	669,700	10,974,984
		81,823,107
Water Utilities - 0.1%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	62,200	649,500
Guangdong Investment Ltd.	6,069,200	8,271,669
		8,921,169

TOTAL UTILITIES		141,661,722

TOTAL COMMON STOCKS
(Cost $5,386,645,208)		6,259,774,629

Nonconvertible Preferred Stocks - 0.9%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Hyundai Motor Co.	72,612	6,266,498
Porsche Automobil Holding SE (Germany)	78,747	4,350,591
Volkswagen AG	428,179	63,369,712
		73,986,801
CONSUMER STAPLES - 0.3%
Beverages - 0.1%
Ambev SA sponsored ADR	1,890,201	10,755,244
Household Products - 0.2%
Henkel AG & Co. KGaA	306,469	38,278,977

TOTAL CONSUMER STAPLES		49,034,221

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	1,479,000	7,130,121
FINANCIALS - 0.1%
Banks - 0.1%
Banco Bradesco SA (PN) sponsored ADR	218,349	2,307,949
Itau Unibanco Holding SA	1,038,370	13,200,630
Itau Unibanco Holding SA sponsored ADR	329,182	4,210,238
		19,718,817
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Sartorius AG (non-vtg.)	19,395	1,455,554
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $144,781,308)		151,325,514

Equity Funds - 54.9%
Europe Stock Funds - 3.6%
Henderson European Focus Fund Class A	38	1,162
iShares Europe ETF (b)	3,400,942	136,377,774
iShares MSCI Italy Capped ETF	3,509,952	83,010,365
iShares MSCI Spain Capped ETF (b)	2,135,005	58,285,637
Vanguard FTSE Europe ETF	140,058	6,953,880
WisdomTree Europe Hedged Equity ETF	4,908,705	292,558,818
WisdomTree Europe SmallCap Dividend Fund ETF	14,312	816,929

TOTAL EUROPE STOCK FUNDS		578,004,565

Foreign Large Blend Funds - 21.1%
Artisan International Value Fund Investor Class	21,206,149	715,283,389
Dodge & Cox International Stock Fund	64	2,574
Harbor International Fund Institutional Class	10,241,789	626,080,585
Henderson International Opportunities Fund Class IF	18,630,874	485,147,958
Litman Gregory Masters International Fund Investor Class	1,340,278	20,640,278
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	48,534,955	738,216,663
Oakmark International Fund Investor Class	34,421,729	819,925,582
T. Rowe Price Overseas Stock Fund I Class	630,959	5,994,111

TOTAL FOREIGN LARGE BLEND FUNDS		3,411,291,140

Foreign Large Growth Funds - 16.7%
American Funds EuroPacific Growth Fund Class F-1	975,142	46,241,223
Fidelity Canada Fund (c)	141,488	6,996,592
Fidelity Diversified International Fund (c)	20,352,947	709,910,798
Fidelity International Discovery Fund (c)	28,155,043	1,071,017,829
Fidelity Overseas Fund (c)	11,537,518	477,768,614
Invesco International Growth Fund R5 Class	695	22,357
JOHCM International Select Fund Class II Shares	6,109,883	119,448,218
Matthews Pacific Tiger Fund Investor Class	18,816	469,081
Oppenheimer International Growth Fund Class I	6,869,884	247,041,026
Thornburg International Value Fund Class I	368,586	8,886,602

TOTAL FOREIGN LARGE GROWTH FUNDS		2,687,802,340

Foreign Large Value Funds - 2.5%
iShares MSCI EAFE Value ETF	3,012,480	146,918,650
Pear Tree Polaris Foreign Value Fund Institutional Shares	13,728,332	256,994,373

TOTAL FOREIGN LARGE VALUE FUNDS		403,913,023

Foreign Small Mid Blend Funds - 1.8%
Franklin International Small Cap Growth Fund Class A	60,122	1,041,317
iShares MSCI EAFE Small-Cap ETF (b)	5,249,301	277,163,093
Victory Trivalent International Small-Cap Fund Class A	255,175	2,916,646

TOTAL FOREIGN SMALL MID BLEND FUNDS		281,121,056

Foreign Small Mid Growth Funds - 0.1%
Fidelity International Small Cap Opportunities Fund (c)	203,442	3,126,908
Oberweis International Opportunities Fund	59,196	1,270,348
Thornburg International Growth Fund Class I	160,744	3,136,108
Wasatch International Growth Fund Investor Class	72	2,035

TOTAL FOREIGN SMALL MID GROWTH FUNDS		7,535,399

Foreign Small Mid Value Funds - 0.0%
Brandes International Small Cap Equity Fund Class A	105,117	1,445,364
Transamerica International Small Cap Value Class I	357,954	4,159,422

TOTAL FOREIGN SMALL MID VALUE FUNDS		5,604,786

Sector Funds - 0.7%
SPDR Dow Jones International Real Estate ETF (b)	1,562,770	58,447,598
Victory Global Natural Resources Fund Class A (a)	68	1,569
Voya International Real Estate Fund Class A	7,189,327	57,514,619

TOTAL SECTOR FUNDS		115,963,786

Other - 8.4%
Fidelity Japan Fund (c)	4,042,810	51,222,399
Fidelity Japan Smaller Companies Fund (c)	5,795,633	90,411,879
iShares MSCI Australia ETF	9,767,617	214,399,193
iShares MSCI Japan ETF	18,069,078	925,678,866
Matthews Japan Fund Investor Class	153	3,036
WisdomTree Japan Hedged Equity ETF	1,571,820	79,706,992
WisdomTree Japan SmallCap Dividend ETF	12,577	840,269

TOTAL OTHER		1,362,262,634

TOTAL EQUITY FUNDS
(Cost $7,405,513,818)		8,853,498,729

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.47% to 0.53% 3/2/17 to 5/25/17 (d)
(Cost $35,140,040)	35,170,000	35,138,753

Money Market Funds - 5.6%
Fidelity Securities Lending Cash Central Fund 0.62% (e)(f)	91,434,033	91,452,319
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (g)	820,101,261	820,101,261
TOTAL MONEY MARKET FUNDS
(Cost $911,551,548)		911,553,580
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $13,883,631,922)		16,211,291,205
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(69,917,643)
NET ASSETS - 100%		$16,141,373,562

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
4,392 CME Nikkei 225 Index Contracts (Japan)	March 2017	421,522,200	$17,166,123
3,354 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2017	292,720,350	5,357,216
TOTAL FUTURES CONTRACTS			$22,523,339

The face value of futures purchased as a percentage of Net Assets is 4.4%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $35,138,753.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

 (g) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$75,746
Total	$75,746

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Fidelity Funds, excluding the Fidelity Money Market Central Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Canada Fund	$11,191,771	$--	$6,056,876	$86,449	$6,996,592
Fidelity Diversified International Fund	916,452,153	10,305,641	290,232,556	8,727,338	709,910,798
Fidelity International Capital Appreciation Fund	63,780,385	10,418	69,377,944	10,418	--
Fidelity International Discovery Fund	1,266,891,702	20,050,572	297,814,356	18,555,391	1,071,017,829
Fidelity International Small Cap Opportunities Fund	--	3,003,814	--	--	3,126,908
Fidelity Japan Fund	111,427,453	749,798	77,394,353	573,159	51,222,399
Fidelity Japan Smaller Companies Fund	79,753,819	2,465,876	5,000,000	1,006,601	90,411,879
Fidelity Overseas Fund	576,479,171	9,931,172	164,905,925	9,205,483	477,768,614
Fidelity SAI Emerging Markets Index Fund	--	35,000,000	33,478,261	--	--
Total	$3,025,976,454	$81,517,291	$944,260,271	$38,164,839	$2,410,455,019

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$614,395,704	$396,803,572	$217,592,132	$--
Consumer Staples	838,770,893	444,179,530	394,591,363	--
Energy	304,629,099	125,769,492	178,859,607	--
Financials	1,166,569,612	746,202,236	420,367,376	--
Health Care	520,626,357	148,525,521	372,100,836	--
Industrials	1,101,001,584	787,526,913	313,474,671	--
Information Technology	767,858,676	661,889,260	105,969,416	--
Materials	527,934,718	368,066,696	159,868,022	--
Real Estate	137,404,422	137,404,422	--	--
Telecommunication Services	290,247,356	24,298,637	265,948,719	--
Utilities	141,661,722	86,459,381	55,202,341	--
Equity Funds	8,853,498,729	8,853,498,729	--	--
Other Short-Term Investments	35,138,753	--	35,138,753	--
Money Market Funds	911,553,580	911,553,580	--	--
Total Investments in Securities:	$16,211,291,205	$13,692,177,969	$2,519,113,236	$--
Derivative Instruments:
Assets
Futures Contracts	$22,523,339	$22,523,339	$--	$--
Total Assets	$22,523,339	$22,523,339	$--	$--
Total Derivative Instruments:	$22,523,339	$22,523,339	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$190,380,477
Level 2 to Level 1	$884,281,045

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$22,523,339	$0
Total Equity Risk	22,523,339	0
Total Value of Derivatives	$22,523,339	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $89,491,960) — See accompanying schedule: Unaffiliated issuers (cost $11,866,367,171)	$13,709,383,867
Fidelity Central Funds (cost $91,450,287)	91,452,319
Affiliated issuers (cost $1,925,814,464)	2,410,455,019
Total Investments (cost $13,883,631,922)		$16,211,291,205
Cash		37,738
Foreign currency held at value (cost $1,651,886)		1,652,384
Receivable for investments sold		38,857,156
Receivable for fund shares sold		8,759,970
Dividends receivable		21,556,324
Interest receivable		277,739
Distributions receivable from Fidelity Central Funds		38,036
Prepaid expenses		113,682
Other receivables		474,337
Total assets		16,283,058,571
Liabilities
Payable for investments purchased	$37,145,900
Payable for fund shares redeemed	8,356,770
Accrued management fee	2,005,922
Payable for daily variation margin for derivative instruments	654,338
Other affiliated payables	1,179,788
Other payables and accrued expenses	898,816
Collateral on securities loaned	91,443,475
Total liabilities		141,685,009
Net Assets		$16,141,373,562
Net Assets consist of:
Paid in capital		$14,070,223,591
Distributions in excess of net investment income		(267,825)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(278,105,598)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,349,523,394
Net Assets, for 1,650,839,655 shares outstanding		$16,141,373,562
Net Asset Value, offering price and redemption price per share ($16,141,373,562 ÷ 1,650,839,655 shares)		$9.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		337,250,013
Affiliated issuers		38,164,839
Interest		2,377,883
Income from Fidelity Central Funds		75,746
Income before foreign taxes withheld		377,868,481
Less foreign taxes withheld		(15,712,266)
Total income		362,156,215
Expenses
Management fee	$69,064,454
Transfer agent fees	12,062,379
Accounting and security lending fees	2,089,308
Custodian fees and expenses	825,766
Independent trustees' fees and expenses	221,364
Registration fees	129,018
Audit	96,391
Legal	131,755
Interest	207
Miscellaneous	278,532
Total expenses before reductions	84,899,174
Expense reductions	(44,860,710)	40,038,464
Net investment income (loss)		322,117,751
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(307,264,094)
Fidelity Central Funds	6,812
Affiliated issuers	32,564,980
Foreign currency transactions	18,796,038
Futures contracts	10,733,489
Realized gain distributions from underlying funds:
Unaffiliated issuers	16,938,647
Affiliated issuers	5,379,884
Total net realized gain (loss)		(222,844,244)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $366,017)	2,146,524,459
Assets and liabilities in foreign currencies	179,002
Futures contracts	182,391,915
Total change in net unrealized appreciation (depreciation)		2,329,095,376
Net gain (loss)		2,106,251,132
Net increase (decrease) in net assets resulting from operations		$2,428,368,883

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$322,117,751	$324,582,441
Net realized gain (loss)	(222,844,244)	144,959,577
Change in net unrealized appreciation (depreciation)	2,329,095,376	(3,291,682,334)
Net increase (decrease) in net assets resulting from operations	2,428,368,883	(2,822,140,316)
Distributions to shareholders from net investment income	(314,322,625)	(327,757,570)
Distributions to shareholders from net realized gain	(34,230,098)	(341,695,966)
Total distributions	(348,552,723)	(669,453,536)
Share transactions
Proceeds from sales of shares	2,067,853,087	4,762,612,488
Reinvestment of distributions	347,611,913	667,676,221
Cost of shares redeemed	(6,887,562,797)	(7,933,305,487)
Net increase (decrease) in net assets resulting from share transactions	(4,472,097,797)	(2,503,016,778)
Total increase (decrease) in net assets	(2,392,281,637)	(5,994,610,630)
Net Assets
Beginning of period	18,533,655,199	24,528,265,829
End of period	$16,141,373,562	$18,533,655,199
Other Information
Undistributed net investment income end of period	$–	$3,346,929
Distributions in excess of net investment income end of period	$(267,825)	$–
Shares
Sold	220,292,039	491,122,425
Issued in reinvestment of distributions	37,211,878	66,194,482
Redeemed	(727,426,285)	(783,441,295)
Net increase (decrease)	(469,922,368)	(226,124,388)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Fund

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.74	$10.45	$10.77	$9.23	$8.52
Income from Investment Operations
Net investment income (loss)B	.17	.16	.17	.18C	.16
Net realized and unrealized gain (loss)	1.07	(1.54)	(.10)	1.55	.74
Total from investment operations	1.24	(1.38)	.07	1.73	.90
Distributions from net investment income	(.18)	(.16)	(.18)	(.13)	(.17)
Distributions from net realized gain	(.02)	(.17)	(.21)	(.06)	(.02)
Total distributions	(.20)	(.33)	(.39)	(.19)	(.19)
Net asset value, end of period	$9.78	$8.74	$10.45	$10.77	$9.23
Total ReturnD	14.33%	(13.60)%	.85%	18.78%	10.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.48%	.45%	.41%	.43%	.43%
Expenses net of fee waivers, if any	.23%	.20%	.16%	.17%	.18%
Expenses net of all reductions	.22%	.20%	.16%	.17%	.17%
Net investment income (loss)	1.81%	1.57%	1.63%	1.77%C	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$16,141,374	$18,533,655	$24,528,266	$22,807,024	$13,664,047
Portfolio turnover rateG	28%	28%	20%	11%	25%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.54%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,633,239,496
Gross unrealized depreciation	(364,296,741)
Net unrealized appreciation (depreciation) on securities	$2,268,942,755
Tax Cost	$13,942,348,450

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(196,859,710)
Net unrealized appreciation (depreciation) on securities and other investments	$2,268,656,476

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(141,017,003)
Long-term	(55,842,707)
Total capital loss carryforward	$(196,859,710)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$348,552,723	$ 335,851,041
Long-term Capital Gains	–	333,602,495
Total	$348,552,723	$ 669,453,536

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $10,733,489 and a change in net unrealized appreciation (depreciation) of $182,391,915 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $4,705,653,371 and $8,062,413,795, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .39% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC and William Blair Investment Management, LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,678 for the period.

Interfund Trades. The Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $171,791.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Securities Lending Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $46,295 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $75,746. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $5,963,000. The weighted average interest rate was 1.25%. The interest expense amounted to $207 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $44,437,559.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $422,218 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $933.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.24%	$1,000.00	$1,037.30	$1.21
Hypothetical-C		$1,000.00	$1,023.60	$1.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 9% and 2% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 97% and 93% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0036 and $0.0006; and $0.2090 and $0.0187 for the dividend paid April 18, 2016 and December 29, 2016.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership (Arrowstreet), Causeway Capital Management LLC (Causeway), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley, LLC (Thompson, Siegel & Walmsley), and William Blair Investment Management, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Arrowstreet, Causeway, FIAM, MFS, Thompson, Siegel & Walmsley, and William Blair(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-, three-, and five-year periods ended December 31, 2015. The Board also noted that the fund had out-performed 75%, 82%, and 85% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2019 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2019.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2e

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers International Fund with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	12,119,408,252.86	93.984
Against	308,329,121.91	2.391
Abstain	467,468,639.77	3.625
TOTAL	12,895,206,014.54	100.000

PROPOSAL 3a

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) on behalf of Strategic Advisers International Fund with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	12,122,705,125.35	94.009
Against	303,211,731.30	2.352
Abstain	469,289,157.89	3.639
TOTAL	12,895,206,014.54	100.000

PROPOSAL 4e

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® International Fund with respect to Geode's International Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	12,136,120,829.69	94.113
Against	283,795,366.69	2.201
Abstain	475,289,818.16	3.686
TOTAL	12,895,206,014.54	100.000
Proposal 1 reflects trust wide proposal and voting results.

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Strategic Advisers® Small-Mid Cap Multi-Manager Fund Class F Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Life of fundA
Class F	31.46%	11.33%	13.41%

 A From December 20, 2011

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class F on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$19,230	Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class F
$20,678	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks (+60%), especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund's share classes gained roughly 31%, lagging the 31.75% advance of its small-to-mid-cap (SMID) benchmark, the Russell 2500® Index. Versus the benchmark, Fund performance was hampered by managers that emphasized quality and momentum factors in their investment strategies, as these dynamics were out of favor this period. Growth-focused managers also lagged. Three sub-advisers – Victory Capital Management, Portolan Capital Management and Systematic Financial Management – detracted by roughly equal amounts, but only Portolan was in the Fund for the entire period. Portolan was hampered by poor selections in the consumer discretionary and health care sectors, along with unfavorable positioning in energy. On the plus side, sub-adviser LSV Asset Management was the top relative contributor, as its quantitatively driven, all-weather value strategy with a deep-value tilt, came into favor shortly after the manager was hired in September. Sub-adviser The Boston Company outpaced the Fund’s benchmark by a sizable margin and also meaningfully contributed. In addition to LSV, we hired JPMorgan Investment Management as a sub-adviser. These additions were part of our ongoing strategy of increasing the presence of sub-advisers in the portfolio, while also placing greater emphasis on SMID-cap managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity SAI Small-Mid Cap 500 Index Fund	3.7	1.0
ServiceMaster Global Holdings, Inc.	0.9	0.8
Fidelity SAI Real Estate Index Fund	0.8	1.0
Waste Connection, Inc. (United States)	0.8	0.8
Toro Co.	0.7	0.7
SS&C Technologies Holdings, Inc.	0.7	0.5
KeyCorp	0.7	0.2
Carter's, Inc.	0.7	0.5
Spectrum Brands Holdings, Inc.	0.6	0.8
CEB, Inc.	0.6	0.4
	10.2

Top Five Market Sectors as of February 28, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.0	16.3
Financials	15.8	20.1
Information Technology	15.6	17.1
Consumer Discretionary	13.1	15.1
Health Care	11.4	12.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	90.0%
Mid-Cap Blend Funds	3.7%
Sector Funds	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

As of August 31, 2016
Common Stocks	94.0%
Mid-Cap Blend Funds	1.0%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 1.2%
BorgWarner, Inc.	700	$29,533
Cooper Tire & Rubber Co.	112	4,530
Cooper-Standard Holding, Inc. (a)	260	29,120
Dana Holding Corp.	1,300	24,557
Lear Corp.	160	22,718
The Goodyear Tire & Rubber Co.	1,000	35,050
Tower International, Inc.	600	16,590
Visteon Corp. (a)	323	29,932
		192,030
Automobiles - 0.0%
Fiat Chrysler Automobiles NV (a)	525	5,759
Distributors - 0.7%
LKQ Corp. (a)	146	4,611
Pool Corp.	827	94,865
		99,476
Diversified Consumer Services - 1.4%
Carriage Services, Inc.	600	15,462
Grand Canyon Education, Inc. (a)	1,064	65,308
ServiceMaster Global Holdings, Inc. (a)	3,529	140,560
		221,330
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	1,194	50,435
Carrols Restaurant Group, Inc. (a)	356	5,625
Drive Shack, Inc.	1,034	4,332
Dunkin' Brands Group, Inc.	932	51,269
Fiesta Restaurant Group, Inc. (a)	355	7,047
Papa John's International, Inc.	518	40,881
Red Lion Hotels Corp. (a)	543	4,045
Ruth's Hospitality Group, Inc.	900	15,165
U.S. Foods Holding Corp.	395	10,882
Wyndham Worldwide Corp.	400	33,296
Zoe's Kitchen, Inc. (a)	949	17,006
		239,983
Household Durables - 0.4%
CalAtlantic Group, Inc.	600	21,198
Harman International Industries, Inc.	150	16,743
KB Home	1,500	26,625
		64,566
Leisure Products - 1.1%
American Outdoor Brands Corp. (a)	500	9,720
Brunswick Corp.	1,325	79,354
JAKKS Pacific, Inc. (a)	516	2,709
Polaris Industries, Inc.	966	82,313
		174,096
Media - 1.9%
AMC Networks, Inc. Class A (a)	400	23,924
Cinemark Holdings, Inc.	975	40,823
E.W. Scripps Co. Class A (a)	2,079	47,879
National CineMedia, Inc.	4,244	54,451
Nexstar Broadcasting Group, Inc. Class A	675	46,541
Scripps Networks Interactive, Inc. Class A	300	24,231
Sinclair Broadcast Group, Inc. Class A	1,282	51,152
		289,001
Multiline Retail - 0.5%
Dillard's, Inc. Class A	200	10,904
Kohl's Corp.	800	34,096
Nordstrom, Inc.	611	28,509
		73,509
Specialty Retail - 2.8%
Aarons, Inc. Class A	600	16,368
American Eagle Outfitters, Inc.	800	12,680
Chico's FAS, Inc.	2,946	42,658
Destination XL Group, Inc. (a)	1,866	5,598
Dick's Sporting Goods, Inc.	641	31,377
Five Below, Inc. (a)	653	25,173
Foot Locker, Inc.	400	30,268
Hibbett Sports, Inc. (a)	747	22,037
Lithia Motors, Inc. Class A (sub. vtg.)	386	36,929
Monro Muffler Brake, Inc.	393	22,598
Murphy U.S.A., Inc. (a)	400	25,480
Office Depot, Inc.	7,190	29,982
Penske Automotive Group, Inc.	500	25,150
RH (a)	194	5,905
Sally Beauty Holdings, Inc. (a)	3,502	76,589
Sonic Automotive, Inc. Class A (sub. vtg.)	800	17,360
Williams-Sonoma, Inc.	223	10,836
		436,988
Textiles, Apparel & Luxury Goods - 1.5%
Carter's, Inc.	1,171	103,060
Crocs, Inc. (a)	3,284	21,839
G-III Apparel Group Ltd. (a)	971	24,984
Michael Kors Holdings Ltd. (a)	300	10,950
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	420	10,781
Wolverine World Wide, Inc.	2,224	55,978
		227,592

TOTAL CONSUMER DISCRETIONARY		2,024,330

CONSUMER STAPLES - 2.1%
Beverages - 0.1%
Primo Water Corp. (a)	614	8,805
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.	211	24,176
Performance Food Group Co. (a)	1,854	43,754
SpartanNash Co.	700	24,430
SUPERVALU, Inc. (a)	3,000	11,340
United Natural Foods, Inc. (a)	200	8,610
		112,310
Food Products - 0.7%
Bunge Ltd.	500	40,925
Hostess Brands, Inc. Class A (a)	902	13,737
Nomad Foods Ltd. (a)	695	7,478
Pilgrim's Pride Corp.	1,200	24,456
Sanderson Farms, Inc.	200	19,008
		105,604
Household Products - 0.6%
Spectrum Brands Holdings, Inc.	733	99,483
Personal Products - 0.0%
Avon Products, Inc. (a)	1,814	7,982

TOTAL CONSUMER STAPLES		334,184

ENERGY - 3.4%
Energy Equipment & Services - 1.5%
Core Laboratories NV	265	30,321
Dril-Quip, Inc. (a)	612	37,546
Matrix Service Co. (a)	1,000	16,200
McDermott International, Inc. (a)	4,100	30,176
Patterson-UTI Energy, Inc.	2,528	69,823
PHI, Inc. (non-vtg.) (a)	600	8,694
RigNet, Inc. (a)	1,823	32,176
		224,936
Oil, Gas & Consumable Fuels - 1.9%
Arch Coal, Inc. (a)	392	28,169
Ardmore Shipping Corp.	1,596	10,933
Canacol Energy Ltd. (a)	5,220	15,367
Cimarex Energy Co.	481	60,471
CONSOL Energy, Inc.	282	4,391
Evolution Petroleum Corp.	1,600	14,000
Extraction Oil & Gas, Inc.	1,028	18,196
Gastar Exploration, Inc. (a)	4,620	8,455
Gulfport Energy Corp. (a)	455	7,890
Lonestar Resources U.S., Inc. (a)	57	325
Matador Resources Co. (a)	327	7,871
Pacific Ethanol, Inc. (a)	217	1,703
PBF Energy, Inc. Class A	1,224	29,976
Resolute Energy Corp. (a)	508	23,647
Scorpio Tankers, Inc.	2,864	11,026
Sundance Energy Australia Ltd. (a)	56,189	4,954
Tesoro Corp.	500	42,595
World Fuel Services Corp.	300	10,851
		300,820

TOTAL ENERGY		525,756

FINANCIALS - 15.8%
Banks - 6.6%
Associated Banc-Corp.	1,402	36,102
Banco Latinoamericano de Comercio Exterior SA Series E	700	19,691
Bank of the Ozarks, Inc.	514	28,131
BankUnited, Inc.	1,084	42,959
Banner Corp.	484	28,130
Central Pacific Financial Corp.	400	12,632
CIT Group, Inc.	500	21,450
Citizens Financial Group, Inc.	158	5,904
Comerica, Inc.	83	5,916
Commerce Bancshares, Inc.	335	19,772
East West Bancorp, Inc.	111	6,007
Fifth Third Bancorp	274	7,519
First Hawaiian, Inc.	855	27,086
First Horizon National Corp.	2,277	45,403
First Interstate Bancsystem, Inc.	400	17,540
First Republic Bank	434	40,722
Fulton Financial Corp.	1,300	24,863
Great Western Bancorp, Inc.	786	33,594
Hancock Holding Co.	400	18,980
Hanmi Financial Corp.	800	26,720
Huntington Bancshares, Inc.	2,213	31,292
IBERIABANK Corp.	625	52,969
KeyCorp	5,589	104,906
Old National Bancorp, Indiana	1,400	25,690
PacWest Bancorp	181	9,973
Regions Financial Corp.	4,300	65,661
Signature Bank (a)	218	34,337
SVB Financial Group (a)	295	56,313
TCF Financial Corp.	2,400	41,760
The Bank of NT Butterfield & Son Ltd.	133	4,336
Western Alliance Bancorp. (a)	600	30,984
Wintrust Financial Corp.	439	32,354
Zions Bancorporation	1,400	62,860
		1,022,556
Capital Markets - 2.9%
Deutsche Bank AG (a)	234	4,611
Deutsche Bank AG (NY Shares) (a)	162	3,190
E*TRADE Financial Corp. (a)	1,089	37,581
Eaton Vance Corp. (non-vtg.)	747	34,833
FactSet Research Systems, Inc.	202	35,936
Financial Engines, Inc.	1,431	63,393
Lazard Ltd. Class A	977	42,070
Legg Mason, Inc.	700	26,404
LPL Financial	2,064	81,611
Morningstar, Inc.	529	42,442
PennantPark Investment Corp.	600	5,112
Raymond James Financial, Inc.	326	25,611
UBS Group AG	553	8,518
UBS Group AG	169	2,598
WisdomTree Investments, Inc.	3,914	35,657
		449,567
Consumer Finance - 0.7%
Ally Financial, Inc.	288	6,477
Green Dot Corp. Class A (a)	310	9,086
Navient Corp.	900	13,869
SLM Corp.	7,115	85,309
		114,741
Diversified Financial Services - 1.1%
Bats Global Markets, Inc.	1,113	39,100
Donnelley Financial Solutions, Inc. (a)	137	3,166
Jeld-Wen Holding, Inc.	300	9,372
Leucadia National Corp.	2,146	57,127
Valvoline, Inc.	1,210	27,128
Voya Financial, Inc.	696	28,696
		164,589
Insurance - 3.2%
AmTrust Financial Services, Inc.	900	20,700
Assurant, Inc.	162	16,038
Assured Guaranty Ltd.	700	28,777
CNA Financial Corp.	700	30,016
CNO Financial Group, Inc.	2,200	46,002
First American Financial Corp.	700	27,349
FNFV Group (a)	846	10,533
Genworth Financial, Inc. Class A (a)	2,800	11,452
Hanover Insurance Group, Inc.	400	36,008
Heritage Insurance Holdings, Inc.	1,100	16,236
Lincoln National Corp.	600	42,096
National General Holdings Corp.	1,000	24,340
ProAssurance Corp.	776	45,862
Reinsurance Group of America, Inc.	300	39,018
United Insurance Holdings Corp.	900	15,228
Universal Insurance Holdings, Inc.	800	21,560
Unum Group	1,200	58,596
		489,811
Mortgage Real Estate Investment Trusts - 0.6%
Altisource Residential Corp. Class B	1,121	15,044
MFA Financial, Inc.	2,300	18,446
New York Mortgage Trust, Inc.	2,300	14,559
Redwood Trust, Inc.	1,100	18,007
Starwood Property Trust, Inc.	1,100	25,146
		91,202
Thrifts & Mortgage Finance - 0.7%
Flagstar Bancorp, Inc. (a)	700	19,880
Lendingtree, Inc. (a)	130	15,392
MGIC Investment Corp. (a)	5,475	58,309
Radian Group, Inc.	800	14,888
		108,469

TOTAL FINANCIALS		2,440,935

HEALTH CARE - 11.4%
Biotechnology - 1.8%
Alnylam Pharmaceuticals, Inc. (a)	459	23,703
AMAG Pharmaceuticals, Inc. (a)	1,000	22,450
Atara Biotherapeutics, Inc. (a)	928	14,338
bluebird bio, Inc. (a)	273	23,928
DBV Technologies SA sponsored ADR (a)	534	19,454
Dyax Corp. rights 12/31/19 (a)	741	1,867
Emergent BioSolutions, Inc. (a)	400	12,552
Exact Sciences Corp. (a)	1,599	34,410
Juno Therapeutics, Inc. (a)	783	18,823
Neurocrine Biosciences, Inc. (a)	464	20,490
Sage Therapeutics, Inc. (a)	601	40,507
Seres Therapeutics, Inc. (a)	437	4,230
United Therapeutics Corp. (a)	274	40,475
		277,227
Health Care Equipment & Supplies - 3.5%
Abiomed, Inc. (a)	345	40,700
Align Technology, Inc. (a)	167	17,161
Cryolife, Inc. (a)	363	5,808
DexCom, Inc. (a)	711	55,572
Endologix, Inc. (a)	3,638	24,047
IDEXX Laboratories, Inc. (a)	584	84,645
Insulet Corp. (a)	397	17,293
Nevro Corp. (a)	234	22,462
Novadaq Technologies, Inc. (a)	1,000	7,260
Novadaq Technologies, Inc. (a)	1,887	13,700
NxStage Medical, Inc. (a)	968	27,646
Quidel Corp. (a)	776	16,296
Steris PLC	876	61,434
The Cooper Companies, Inc.	217	43,213
The Spectranetics Corp. (a)	1,296	36,061
West Pharmaceutical Services, Inc.	862	71,089
		544,387
Health Care Providers & Services - 2.7%
Air Methods Corp. (a)	400	15,140
Brookdale Senior Living, Inc. (a)	1,831	26,366
Capital Senior Living Corp. (a)	133	2,234
Centene Corp. (a)	847	59,714
Five Star Quality Care, Inc. (a)	1,815	4,175
HealthSouth Corp.	1,211	51,250
Henry Schein, Inc. (a)	200	34,312
Kindred Healthcare, Inc.	2,000	18,000
LifePoint Hospitals, Inc. (a)	400	25,620
MEDNAX, Inc. (a)	484	34,456
Patterson Companies, Inc.	791	35,951
PharMerica Corp. (a)	600	14,760
Quest Diagnostics, Inc.	400	38,976
Wellcare Health Plans, Inc. (a)	378	53,374
		414,328
Health Care Technology - 0.7%
athenahealth, Inc. (a)	262	30,898
Medidata Solutions, Inc. (a)	1,284	71,801
		102,699
Life Sciences Tools & Services - 0.8%
Bio-Rad Laboratories, Inc. Class A (a)	128	24,914
INC Research Holdings, Inc. Class A (a)	1,491	65,082
VWR Corp. (a)	1,034	29,055
		119,051
Pharmaceuticals - 1.9%
Akorn, Inc. (a)	600	12,486
Catalent, Inc. (a)	3,116	89,429
Flamel Technologies SA sponsored ADR (a)	525	5,597
GW Pharmaceuticals PLC ADR (a)	177	22,086
Jazz Pharmaceuticals PLC (a)	111	14,721
Lannett Co., Inc. (a)	900	19,800
Mallinckrodt PLC (a)	250	13,105
Patheon NV	810	25,515
Prestige Brands Holdings, Inc. (a)	299	16,929
Revance Therapeutics, Inc. (a)	1,306	27,426
Sucampo Pharmaceuticals, Inc. Class A (a)	1,000	11,750
TherapeuticsMD, Inc. (a)	6,608	41,498
		300,342

TOTAL HEALTH CARE		1,758,034

INDUSTRIALS - 17.0%
Aerospace & Defense - 1.2%
HEICO Corp. Class A	826	58,605
Huntington Ingalls Industries, Inc.	100	21,850
Moog, Inc. Class A (a)	400	27,032
Spirit AeroSystems Holdings, Inc. Class A	700	43,127
Textron, Inc.	800	37,840
		188,454
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	400	22,740
Forward Air Corp.	1,011	50,095
Park-Ohio Holdings Corp.	300	13,395
		86,230
Airlines - 0.7%
Air Canada (a)	2,248	22,646
Alaska Air Group, Inc.	300	29,346
JetBlue Airways Corp. (a)	1,600	31,936
SkyWest, Inc.	800	28,120
		112,048
Building Products - 0.8%
Allegion PLC	282	20,470
Owens Corning	700	40,943
Patrick Industries, Inc. (a)	524	41,841
USG Corp. (a)	700	23,611
		126,865
Commercial Services & Supplies - 3.2%
Brady Corp. Class A	1,184	45,288
Casella Waste Systems, Inc. Class A (a)	5,084	59,381
Clean Harbors, Inc. (a)	1,451	84,100
Deluxe Corp.	400	29,436
G&K Services, Inc. Class A	272	25,704
Herman Miller, Inc.	1,524	45,415
LSC Communications, Inc.	137	3,894
Multi-Color Corp.	357	25,597
Pitney Bowes, Inc.	1,300	17,732
R.R. Donnelley & Sons Co.	366	6,138
Ritchie Brothers Auctioneers, Inc.	558	18,799
Steelcase, Inc. Class A	957	15,312
Waste Connection, Inc. (United States)	1,345	117,540
		494,336
Construction & Engineering - 0.2%
Chicago Bridge & Iron Co. NV	900	30,213
Electrical Equipment - 0.8%
Generac Holdings, Inc. (a)	711	27,757
Hubbell, Inc. Class B	148	17,556
Sensata Technologies Holding BV (a)	1,895	77,790
		123,103
Industrial Conglomerates - 0.1%
ITT, Inc.	400	16,388
Machinery - 4.1%
Allison Transmission Holdings, Inc.	1,511	54,366
Crane Co.	400	28,916
Douglas Dynamics, Inc.	1,096	36,552
Global Brass & Copper Holdings, Inc.	600	20,190
John Bean Technologies Corp.	84	7,510
Kennametal, Inc.	740	27,447
Lincoln Electric Holdings, Inc.	460	38,737
Proto Labs, Inc. (a)	478	26,099
RBC Bearings, Inc. (a)	533	49,729
Snap-On, Inc.	425	72,110
Tennant Co.	808	56,762
Timken Co.	600	26,520
Toro Co.	1,904	114,640
Wabtec Corp.	623	49,915
Woodward, Inc.	401	28,250
		637,743
Marine - 0.4%
Kirby Corp. (a)	789	54,599
Professional Services - 1.8%
51job, Inc. sponsored ADR (a)	128	4,602
Advisory Board Co. (a)	379	17,055
CEB, Inc.	1,254	97,248
Manpower, Inc.	300	29,112
TransUnion Holding Co., Inc. (a)	939	34,828
TriNet Group, Inc. (a)	2,862	76,845
TrueBlue, Inc. (a)	689	17,880
		277,570
Road & Rail - 1.9%
Avis Budget Group, Inc. (a)	1,492	51,593
Heartland Express, Inc.	2,283	47,349
Knight Transportation, Inc.	1,730	56,571
Landstar System, Inc.	605	52,514
Roadrunner Transportation Systems, Inc. (a)	923	6,959
Ryder System, Inc.	400	30,460
Saia, Inc. (a)	338	16,342
Swift Transporation Co. (a)	600	13,032
U.S.A. Truck, Inc. (a)	96	913
Werner Enterprises, Inc.	882	24,696
		300,429
Trading Companies & Distributors - 1.2%
Applied Industrial Technologies, Inc.	521	32,849
GATX Corp.	400	23,232
HD Supply Holdings, Inc. (a)	173	7,439
MSC Industrial Direct Co., Inc. Class A	361	36,313
United Rentals, Inc. (a)	382	48,907
Watsco, Inc.	241	35,733
		184,473

TOTAL INDUSTRIALS		2,632,451

INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 1.4%
Applied Optoelectronics, Inc. (a)	148	6,796
Brocade Communications Systems, Inc.	1,600	19,696
Ciena Corp. (a)	1,882	49,572
EMCORE Corp.	707	6,328
Infinera Corp. (a)	845	9,168
Juniper Networks, Inc.	1,200	33,600
Lumentum Holdings, Inc. (a)	428	19,645
Oclaro, Inc. (a)	972	8,262
Plantronics, Inc.	400	21,424
Viavi Solutions, Inc. (a)	4,885	48,948
		223,439
Electronic Equipment & Components - 2.4%
Arrow Electronics, Inc. (a)	500	36,100
Benchmark Electronics, Inc. (a)	700	21,770
CDW Corp.	861	50,713
Fabrinet (a)	310	12,881
Flextronics International Ltd. (a)	2,200	36,278
FLIR Systems, Inc.	680	24,963
Jabil Circuit, Inc.	1,200	30,612
Keysight Technologies, Inc. (a)	159	5,978
Methode Electronics, Inc. Class A	629	26,104
Sanmina Corp. (a)	700	27,300
Trimble, Inc. (a)	1,576	48,903
Universal Display Corp.	258	21,891
Vishay Intertechnology, Inc.	900	14,265
Zebra Technologies Corp. Class A (a)	173	15,693
		373,451
Internet Software & Services - 3.7%
2U, Inc. (a)	1,730	63,232
Alarm.com Holdings, Inc. (a)	134	3,824
Alphabet, Inc. Class C (a)	40	32,928
Autobytel, Inc. (a)	725	9,063
Box, Inc. Class A (a)	674	11,876
Carbonite, Inc. (a)	992	19,294
Care.com, Inc. (a)	2,024	20,645
ChannelAdvisor Corp. (a)	2,093	22,500
Cimpress NV (a)	274	21,978
CoStar Group, Inc. (a)	133	27,023
Criteo SA sponsored ADR (a)	550	25,839
Facebook, Inc. Class A (a)	56	7,590
Five9, Inc. (a)	724	11,519
GoDaddy, Inc. (a)	484	17,835
GrubHub, Inc. (a)	919	32,220
Hortonworks, Inc. (a)	2,060	20,476
Instructure, Inc. (a)	686	15,709
Internap Network Services Corp. (a)	1,313	2,954
j2 Global, Inc.	47	3,827
Match Group, Inc. (a)	868	14,027
New Relic, Inc. (a)	842	29,622
Q2 Holdings, Inc. (a)	1,139	40,947
Shutterstock, Inc. (a)	479	20,889
SPS Commerce, Inc. (a)	194	10,734
Stamps.com, Inc. (a)	422	53,214
Twilio, Inc. Class A	189	5,995
Wix.com Ltd. (a)	209	13,021
XO Group, Inc. (a)	690	12,717
		571,498
IT Services - 1.9%
Broadridge Financial Solutions, Inc.	193	13,381
Conduent, Inc. (a)	360	5,792
Convergys Corp.	700	15,316
CoreLogic, Inc. (a)	669	26,218
Euronet Worldwide, Inc. (a)	465	38,493
Gartner, Inc. (a)	479	49,438
Maximus, Inc.	644	38,427
PayPal Holdings, Inc. (a)	355	14,910
Square, Inc. (a)	3,462	59,962
Teradata Corp. (a)	750	23,325
Unisys Corp. (a)	956	13,288
Virtusa Corp. (a)	136	4,217
		302,767
Semiconductors & Semiconductor Equipment - 1.5%
Cabot Microelectronics Corp.	497	34,402
Inphi Corp. (a)	201	9,435
Linear Technology Corp.	897	57,928
M/A-COM Technology Solutions Holdings, Inc. (a)	187	8,619
Marvell Technology Group Ltd.	510	7,956
Maxim Integrated Products, Inc.	185	8,196
Microsemi Corp. (a)	291	15,080
Qorvo, Inc. (a)	300	19,830
Synaptics, Inc. (a)	200	10,630
Teradyne, Inc.	1,230	34,981
United Microelectronics Corp. sponsored ADR	10,046	20,494
		227,551
Software - 3.8%
8x8, Inc. (a)	228	3,443
Adobe Systems, Inc. (a)	133	15,739
Aspen Technology, Inc. (a)	394	22,907
Barracuda Networks, Inc. (a)	777	18,384
Cadence Design Systems, Inc. (a)	2,284	70,576
Callidus Software, Inc. (a)	1,838	34,646
CommVault Systems, Inc. (a)	146	7,161
Descartes Systems Group, Inc. (a)	401	8,411
Descartes Systems Group, Inc. (a)	936	19,703
Ebix, Inc.	77	4,813
Electronic Arts, Inc. (a)	50	4,325
Ellie Mae, Inc. (a)	190	18,156
Guidewire Software, Inc. (a)	644	35,188
HubSpot, Inc. (a)	185	11,008
Imperva, Inc. (a)	496	20,336
Manhattan Associates, Inc. (a)	480	24,072
Nuance Communications, Inc. (a)	1,470	25,034
QAD, Inc. Class A	218	5,984
Qualys, Inc. (a)	197	6,885
Rapid7, Inc. (a)	197	2,985
RealPage, Inc. (a)	802	27,068
RingCentral, Inc. (a)	1,049	28,008
Splunk, Inc. (a)	262	16,173
SS&C Technologies Holdings, Inc.	3,042	106,531
TeleNav, Inc. (a)	633	5,159
Tyler Technologies, Inc. (a)	222	33,666
Zendesk, Inc. (a)	245	6,671
		583,032
Technology Hardware, Storage & Peripherals - 0.9%
3D Systems Corp. (a)	1,109	16,857
CPI Card Group	607	2,732
NCR Corp. (a)	800	38,456
Seagate Technology LLC	600	28,914
Stratasys Ltd. (a)	1,657	32,759
Xerox Corp.	1,800	13,392
		133,110

TOTAL INFORMATION TECHNOLOGY		2,414,848

MATERIALS - 5.1%
Chemicals - 2.4%
A. Schulman, Inc.	700	23,625
Axalta Coating Systems (a)	1,091	31,759
Cabot Corp.	605	35,078
CF Industries Holdings, Inc.	174	5,467
Eastman Chemical Co.	602	48,311
Huntsman Corp.	2,581	58,331
Kraton Performance Polymers, Inc. (a)	100	2,723
Methanex Corp.	860	43,829
Orion Engineered Carbons SA	767	15,954
Quaker Chemical Corp.	93	12,246
The Mosaic Co.	1,149	35,837
Trinseo SA	400	27,660
Tronox Ltd. Class A	1,630	28,248
		369,068
Construction Materials - 0.1%
U.S. Concrete, Inc. (a)	118	7,434
Containers & Packaging - 1.5%
Aptargroup, Inc.	1,012	75,404
Crown Holdings, Inc. (a)	1,197	64,147
Owens-Illinois, Inc. (a)	1,200	23,760
Packaging Corp. of America	615	56,844
Silgan Holdings, Inc.	185	11,030
Smurfit Kappa Group PLC	302	8,042
		239,227
Metals & Mining - 0.6%
Alcoa Corp.	178	6,157
Century Aluminum Co. (a)	763	10,747
Constellium NV (a)	2,247	18,313
Ferroglobe PLC	1,595	17,210
Ferroglobe Representation & Warranty Insurance	2,166	0
Reliance Steel & Aluminum Co.	300	25,395
Ryerson Holding Corp. (a)	385	4,177
United States Steel Corp.	113	4,375
		86,374
Paper & Forest Products - 0.5%
Clearwater Paper Corp. (a)	300	16,680
Domtar Corp.	170	6,475
Kapstone Paper & Packaging Corp.	1,213	27,414
Mercer International, Inc. (SBI)	865	10,423
P.H. Glatfelter Co.	1,000	22,100
		83,092

TOTAL MATERIALS		785,195

REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.4%
CBL & Associates Properties, Inc.	1,100	11,033
CorEnergy Infrastructure Trust, Inc.	600	21,414
Corrections Corp. of America	1,100	37,070
EastGroup Properties, Inc.	613	45,570
Gladstone Commercial Corp.	800	16,648
Government Properties Income Trust	1,200	24,732
Hospitality Properties Trust (SBI)	1,200	38,136
Independence Realty Trust, Inc.	2,500	22,975
Medical Properties Trust, Inc.	1,900	25,498
Mid-America Apartment Communities, Inc.	450	46,229
National Retail Properties, Inc.	1,288	58,269
National Storage Affiliates Trust	1,467	35,531
Outfront Media, Inc.	1,050	27,248
Piedmont Office Realty Trust, Inc. Class A	1,700	38,998
Preferred Apartment Communities, Inc. Class A	1,100	15,026
RLJ Lodging Trust	1,733	39,443
Sabra Health Care REIT, Inc.	1,800	48,960
Select Income REIT	1,300	33,800
Senior Housing Properties Trust (SBI)	1,900	38,950
Summit Hotel Properties, Inc.	2,200	33,858
WP Glimcher, Inc.	2,200	20,394
		679,782
Real Estate Management & Development - 0.5%
HFF, Inc.	921	27,308
Howard Hughes Corp. (a)	46	5,353
Realogy Holdings Corp.	1,453	40,248
		72,909

TOTAL REAL ESTATE		752,691

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Vonage Holdings Corp. (a)	1,816	10,932
UTILITIES - 1.5%
Electric Utilities - 0.9%
Entergy Corp.	450	34,497
FirstEnergy Corp.	1,100	35,673
Portland General Electric Co.	1,224	55,484
Spark Energy, Inc. Class A,	400	10,800
		136,454
Independent Power and Renewable Electricity Producers - 0.3%
Calpine Corp. (a)	1,983	23,221
The AES Corp.	1,700	19,584
		42,805
Multi-Utilities - 0.3%
NorthWestern Energy Corp.	781	45,689
Water Utilities - 0.0%
American Water Works Co., Inc.	139	10,842

TOTAL UTILITIES		235,790

TOTAL COMMON STOCKS
(Cost $11,586,440)		13,915,146

Equity Funds - 4.5%
Mid-Cap Blend Funds - 3.7%
Fidelity SAI Small-Mid Cap 500 Index Fund (b)	52,370	578,685
Sector Funds - 0.8%
Fidelity SAI Real Estate Index Fund (b)	11,166	124,727
TOTAL EQUITY FUNDS
(Cost $674,442)		703,412

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.49% to 0.53% 4/20/17 to 5/11/17 (c)
(Cost $29,975)	30,000	29,974

Money Market Funds - 5.7%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46%(d)
(Cost $884,493)	884,524	884,517
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $13,175,350)		15,533,049
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(69,268)
NET ASSETS - 100%		$15,463,781

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
7 ICE Russell 2000 Index Contracts (United States)	March 2017	484,750	$2,831

The face value of futures purchased as a percentage of Net Assets is 3.1%

Legend

 (a) Non-income producing

 (b) Affiliated Fund

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $29,974.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity SAI Real Estate Index Fund	$--	$131,471	$--	$1,960	$124,727
Fidelity SAI Small-Mid Cap 500 Index Fund	--	788,865	247,500	2,104	578,685
Total	$--	$920,336	$247,500	$4,064	$703,412

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,024,330	$2,024,330	$--	$--
Consumer Staples	334,184	334,184	--	--
Energy	525,756	525,756	--	--
Financials	2,440,935	2,440,935	--	--
Health Care	1,758,034	1,756,167	--	1,867
Industrials	2,632,451	2,632,451	--	--
Information Technology	2,414,848	2,414,848	--	--
Materials	785,195	785,195	--	--
Real Estate	752,691	752,691	--	--
Telecommunication Services	10,932	10,932	--	--
Utilities	235,790	235,790	--	--
Equity Funds	703,412	703,412	--	--
Other Short-Term Investments	29,974	--	29,974	--
Money Market Funds	884,517	884,517
Total Investments in Securities:	$15,533,049	$15,501,208	$29,974	$1,867
Derivative Instruments:
Assets
Futures Contracts	$2,831	$2,831	$--	$--
Total Assets	$2,831	$2,831	$--	$--
Total Derivative Instruments:	$2,831	$2,831	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,831	$0
Total Equity Risk	2,831	0
Total Value of Derivatives	$2,831	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,500,908)	$14,829,637
Affiliated issuers (cost $674,442)	703,412
Total Investments (cost $13,175,350)		$15,533,049
Receivable for investments sold		91,705
Receivable for fund shares sold		11,696
Dividends receivable		12,272
Prepaid expenses		108
Receivable from investment adviser for expense reductions		8,004
Other receivables		461
Total assets		15,657,295
Liabilities
Payable for investments purchased	$84,874
Payable for fund shares redeemed	38,020
Accrued management fee	9,603
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	7,455
Audit fee payable	39,918
Custody fee payable	11,859
Other affiliated payables	1,759
Total liabilities		193,514
Net Assets		$15,463,781
Net Assets consist of:
Paid in capital		$13,003,041
Accumulated net investment loss		(105)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		100,315
Net unrealized appreciation (depreciation) on investments		2,360,530
Net Assets		$15,463,781
Small-Mid Cap Multi-Manager:
Net Asset Value, offering price and redemption price per share ($13,250,890 ÷ 1,365,049 shares)		$9.71
Class F:
Net Asset Value, offering price and redemption price per share ($1,959,231 ÷ 200,772 shares)		$9.76
Class L:
Net Asset Value, offering price and redemption price per share ($127,356 ÷ 13,135 shares)		$9.70
Class N:
Net Asset Value, offering price and redemption price per share ($126,304 ÷ 13,096 shares)		$9.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$175,799
Affiliated issuers		4,064
Interest		538
Total income		180,401
Expenses
Management fee	$113,733
Transfer agent fees	15,615
Distribution and service plan fees	281
Accounting fees and expenses	5,686
Custodian fees and expenses	51,906
Independent trustees' fees and expenses	206
Registration fees	42,401
Audit	75,452
Legal	9,739
Miscellaneous	2,327
Total expenses before reductions	317,346
Expense reductions	(150,642)	166,704
Net investment income (loss)		13,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,068,197
Affiliated issuers	1,607
Foreign currency transactions	320
Futures contracts	70,440
Realized gain distributions from underlying funds:
Affiliated issuers	1,575
Total net realized gain (loss)		3,142,139
Change in net unrealized appreciation (depreciation) on: Investment securities	1,680,327
Futures contracts	69,258
Total change in net unrealized appreciation (depreciation)		1,749,585
Net gain (loss)		4,891,724
Net increase (decrease) in net assets resulting from operations		$4,905,421

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,697	$(57,868)
Net realized gain (loss)	3,142,139	1,438,937
Change in net unrealized appreciation (depreciation)	1,749,585	(6,367,599)
Net increase (decrease) in net assets resulting from operations	4,905,421	(4,986,530)
Distributions to shareholders from net investment income	(5,001)	–
Distributions to shareholders from net realized gain	(2,720,619)	(2,307,894)
Total distributions	(2,725,620)	(2,307,894)
Share transactions - net increase (decrease)	(16,998,320)	3,132,287
Redemption fees	352	218
Total increase (decrease) in net assets	(14,818,167)	(4,161,919)
Net Assets
Beginning of period	30,281,948	34,443,867
End of period	$15,463,781	$30,281,948
Other Information
Accumulated net investment loss end of period	$(105)	$(6,235)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.10	$11.40	$13.46	$12.25	$11.24
Income from Investment Operations
Net investment income (loss)B	.01	(.02)	(.04)	(.03)	.04
Net realized and unrealized gain (loss)	2.76	(1.54)	.70	3.24	1.30
Total from investment operations	2.77	(1.56)	.66	3.21	1.34
Distributions from net investment income	–C	–	–	–	(.04)D
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(2.00)	(.30)D
Total distributions	(2.16)	(.74)	(2.72)	(2.00)	(.33)E
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$9.71	$9.10	$11.40	$13.46	$12.25
Total ReturnF	31.35%	(14.27)%	5.88%	27.21%	12.26%
Ratios to Average Net AssetsG
Expenses before reductions	2.17%	1.41%	1.34%	1.25%	1.16%
Expenses net of fee waivers, if any	1.15%	1.16%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.15%	1.16%	1.16%	1.16%	1.16%
Net investment income (loss)	.08%	(.18)%	(.29)%	(.19)%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$13,251	$28,621	$32,904	$57,019	$44,361
Portfolio turnover rateH	120%	89%	85%	117%	66%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.13	$11.42	$13.47	$12.25	$11.49
Income from Investment Operations
Net investment income (loss)C	.02	(.01)	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	2.77	(1.54)	.69	3.24	.91
Total from investment operations	2.79	(1.55)	.67	3.23	.92
Distributions from net investment income	–D	–	–	–	(.04)E
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(2.01)	(.12)E
Total distributions	(2.16)	(.74)	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capitalC,D	–	–	–	–	–
Net asset value, end of period	$9.76	$9.13	$11.42	$13.47	$12.25
Total ReturnF,G	31.46%	(14.16)%	5.95%	27.40%	8.11%
Ratios to Average Net AssetsH
Expenses before reductions	2.10%	1.31%	1.29%	1.24%	1.11%I
Expenses net of fee waivers, if any	1.05%	1.06%	1.06%	1.06%	1.06%I
Expenses net of all reductions	1.04%	1.06%	1.06%	1.05%	1.06%I
Net investment income (loss)	.19%	(.08)%	(.19)%	(.09)%	.38%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,959	$1,468	$1,314	$763	$186
Portfolio turnover rateJ	120%	89%	85%	117%	66%

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.09	$11.39	$13.45	$14.28
Income from Investment Operations
Net investment income (loss)C	.01	(.02)	(.04)	(.01)
Net realized and unrealized gain (loss)	2.76	(1.54)	.70	.93
Total from investment operations	2.77	(1.56)	.66	.92
Distributions from net investment income	–D	–	–	–
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(1.75)
Total distributions	(2.16)	(.74)	(2.72)	(1.75)
Redemption fees added to paid in capitalC,D	–	–	–	–
Net asset value, end of period	$9.70	$9.09	$11.39	$13.45
Total ReturnE,F	31.39%	(14.29)%	5.89%	6.84%
Ratios to Average Net AssetsG
Expenses before reductions	2.21%	1.40%	1.37%	1.54%H
Expenses net of fee waivers, if any	1.15%	1.16%	1.16%	1.16%H
Expenses net of all reductions	1.15%	1.16%	1.16%	1.16%H
Net investment income (loss)	.09%	(.18)%	(.29)%	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$127	$97	$113	$107
Portfolio turnover rateI	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$11.38	$13.44	$14.28
Income from Investment Operations
Net investment income (loss)C	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss)	2.74	(1.52)	.70	.92
Total from investment operations	2.72	(1.57)	.63	.90
Distributions from net realized gain	(2.15)	(.74)	(2.69)	(1.74)
Total distributions	(2.15)	(.74)	(2.69)	(1.74)
Redemption fees added to paid in capitalC,D	–	–	–	–
Net asset value, end of period	$9.64	$9.07	$11.38	$13.44
Total ReturnE,F	30.86%	(14.42)%	5.62%	6.73%
Ratios to Average Net AssetsG
Expenses before reductions	2.45%	1.65%	1.62%	1.81%H
Expenses net of fee waivers, if any	1.40%	1.41%	1.41%	1.41%H
Expenses net of all reductions	1.40%	1.41%	1.41%	1.41%H
Net investment income (loss)	(.16)%	(.43)%	(.54)%	(.42)%H
Supplemental Data
Net assets, end of period (000 omitted)	$126	$96	$113	$107
Portfolio turnover rateI	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Small-Mid Cap Multi Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,664,278
Gross unrealized depreciation	(400,093)
Net unrealized appreciation (depreciation) on securities	$2,264,185
Tax Cost	$13,268,864

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$323
Undistributed long-term capital gain	$196,669
Net unrealized appreciation (depreciation) on securities and other investments	$2,264,185

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$11,251	$ 57,528
Long-term Capital Gains	2,714,369	2,250,366
Total	$2,725,620	$ 2,307,894

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $70,440 and a change in net unrealized appreciation (depreciation) of $69,258 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $17,023,015 and $35,085,337, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners)(formerly Arrowpoint Asset Management, LLC), J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, Systematic Financial Management, L.P. (through September 19, 2016) and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Advisory Research, Inc., AllianceBernstein, L.P. (AB), FIAM LLC (an affiliate of the investment adviser), Fisher Investments, Geode Capital Management, LLC, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA), Systematic Financial Management, L.P. and Victory Capital Management, Inc. (formerly RS Investment Management Co. LLC) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$281	$281

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$15,394.12
Class L	111.10
Class N	110.10
	$15,615

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $1,461.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations (a)	Expense Limitations (b)	Expense Limitations (c)	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	1.15%	1.15%	$129,538
Class F	1.06%	1.05%	1.06%	17,208
Class L	1.16%	1.15%	1.15%	1,185
Class N	1.41%	1.40%	1.40%	1,177

 (a) Expense limitation effective March 1, 2016.

 (b) Expense limitation effective June 1, 2016.

 (c) Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Small-Mid Cap Multi-Manager	$4,349	$–
Class F	609	–
Class L	43	–
Total	$5,001	$–
From net realized gain
Small-Mid Cap Multi-Manager	$2,346,043	$2,192,558
Class F	328,655	100,434
Class L	23,021	7,482
Class N	22,900	7,420
Total	$2,720,619	$2,307,894

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Small-Mid Cap Multi-Manager
Shares sold	93,372	68,234	$934,953	$721,553
Reinvestment of distributions	251,105	215,320	2,350,346	2,192,558
Shares redeemed	(2,123,204)	(26,828)	(20,705,531)	(271,699)
Net increase (decrease)	(1,778,727)	256,726	$(17,420,232)	$2,642,412
Class F
Shares sold	64,975	64,042	$655,798	$679,517
Reinvestment of distributions	34,991	9,889	329,264	100,434
Shares redeemed	(59,866)	(28,287)	(609,114)	(304,978)
Net increase (decrease)	40,100	45,644	$375,948	$474,973
Class L
Reinvestment of distributions	2,467	735	$23,064	$7,482
Net increase (decrease)	2,467	735	$23,064	$7,482
Class N
Reinvestment of distributions	2,460	731	$22,900	$7,420
Net increase (decrease)	2,460	731	$22,900	$7,420

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 79% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Small-Mid Cap Multi-Manager	1.15%
Actual		$1,000.00	$1,114.00	$6.03
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class F	1.06%
Actual		$1,000.00	$1,114.40	$5.56
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class L	1.15%
Actual		$1,000.00	$1,114.10	$6.03
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class N	1.40%
Actual		$1,000.00	$1,112.40	$7.33
Hypothetical-C		$1,000.00	$1,017.85	$7.00

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small-Mid Cap Multi-Manager	04/10/17	04/07/17	$0.120
Class F	04/10/17	04/07/17	$0.120
Class L	04/10/17	04/07/17	$0.120
Class N	04/10/17	04/07/17	$0.120

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2017, $2,911,038, or, if subsequently determined to be different, the net capital gain of such year.

Small-Mid Cap Multi-Manager, Class F and Class L designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Small-Mid Cap Multi-Manager, Class F and Class L designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), AllianceBernstein L.P. (AB), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC (Pyramis)), Fisher Investments, Inc. (Fisher Investments), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Investment Advisers LLC (NBIA), Portolan Capital Management, LLC (Portolan), Systematic Financial Management, L.P. (Systematic), and The Boston Company Asset Management, LLC (Boston Company) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with FIAM on behalf of the fund to reflect the change in the sub-adviser's name from Pyramis to FIAM, noting that no other contract terms were impacted and that FIAM will continue to provide the same services to the fund. The Board also approved an amendment to the fee schedule in each of the sub-advisory agreements with ARI and Portolan, which has the potential to lower the amount of the fees paid by Strategic Advisers to each of ARI and Portolan, on behalf of the fund. The Board noted that the terms of each amended sub-advisory agreement are identical to those of the existing sub-advisory agreement with the applicable sub-adviser, except with respect to the date of execution and the fee schedule. The Board also noted that the amended sub-advisory agreements would not result in changes to the nature, extent, and quality of the services provided to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreements with ARI, FIAM, and Portolan, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreements with ARI, FIAM, and Portolan, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreements with ARI, FIAM, and Portolan is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, AB, FIAM, Fisher Investments, Invesco, Kennedy Capital, NBIA, Portolan, Systematic, and Boston Company(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period and in the third quartile for the three-year period ended December 31, 2015. The Board also noted that Class F had out-performed 65% and under-performed 56% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.15%, 1.15%, and 1.40%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.05% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class F, Class L, and Class N were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the retail class and Class L ranked below median. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market. The Board considered that, effective June 1, 2016, Strategic Advisers voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.05%. The Board considered that, if the 1.05% voluntary expense reimbursement had been in effect during the 12-month period ended December 31, 2015, the Class F's total expense ratio would have ranked below the median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreements with ARI, FIAM, and Portolan should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 8, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in each of the existing sub-advisory agreements with Advisory Research (Advisory) and Portolan Capital Management (Portolan) for the fund (the Amended Sub-Advisory Agreements), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to each of Advisory and Portolan, on behalf of the fund. The terms of each Amended Sub-Advisory Agreement are identical to those of the existing respective sub-advisory agreement with each sub-adviser, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each respective Amended Sub-Advisory Agreement.

In considering whether to approve each Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding Advisory and Portolan, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of each current sub-advisory agreement at its September 2015 Board meeting. The Board also considered the information provided by Advisory and Portolan in June 2016 in connection with the 2016 anticipated annual renewal of each current sub-advisory agreement with Advisory and Portolan.

The Board considered that each Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered each sub-adviser's representation that each respective Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it received information regarding each sub-adviser's historical investment performance in managing fund assets at its June 2016 Board meeting. The Board did not consider performance to be a material factor in its decision to approve each Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreements would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board considered that the new fee schedule under the Amended Sub-Advisory Agreement with Advisory will not result in any changes to the fund's total management fee or total fund expenses because Strategic Advisers has not allocated any assets of the fund to Advisory at this time. The Board considered that to the extent Strategic Advisers allocates assets of the fund to Advisory in the future, the new fee schedule under the Amended Sub-Advisory Agreement would result in lower fees to be paid by Strategic Advisers to Advisory, on behalf of the fund, compared to the fees that would be paid under the current Sub-Advisory Agreement. With respect to the Amended Sub-Advisory Agreement with Portolan, the Board considered that the new fee schedule is expected to lower the amount of fees paid by Strategic Advisers to Portolan on behalf of the fund. The Board also considered that if total fund expenses fall below the limits of the expense reimbursement arrangements in place for each class of the fund, the Amended Sub-Advisory Agreement with Portolan has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. The Board also considered that each respective Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee, Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund or Strategic Advisers' expense reimbursement arrangements for each class of the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve each Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviewed information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2016 Board meeting.

Possible Economies of Scale.  The Board considered that each Amended Sub-Advisory Agreement, like each current Sub-Advisory Agreement with each respective sub-adviser, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to Advisory Research and Portolan as assets allocated to each sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2016 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered to the fund and that each Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 8, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with LSV Asset Management (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that the same investment personnel and support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser lineup. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.15%, 1.15% and 1.40%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated or modified by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement and that the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund's advisory contracts at the September 2016 meeting.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 4d

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund with respect to Geode's SMID strategy.

	# of Votes	% of Votes
Affirmative	8,219,394.70	68.925
Against	3,659,582.75	30.688
Abstain	46,125.86	0.387
TOTAL	11,925,103.31	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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Boston, MA 02210

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AMM-F-ANN-0417
1.951525.104

Strategic Advisers® Income Opportunities Fund of Funds Class F Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Class F	19.97%	6.77%

 A From June 19, 2012

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class F on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$13,603	Strategic Advisers® Income Opportunities Fund of Funds - Class F
$13,845	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds staged a robust advance for the 12 months ending February 28, 2017, with The BofA Merrill Lynch℠ US High Yield Constrained Index gaining 22.30% for the year. The asset class came out the gate strongly in March and April, benefiting from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Brexit, Britain’s surprise vote to exit the European Union, high-yield bonds resumed their rally and registered solid gains in July and August. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. presidential election. High-yield bonds bounced back strongly in December, bolstered by the positive fundamental implications of higher oil prices and potentially supportive fiscal and regulatory policy changes by the incoming Trump administration. The rally continued in January and February, aided by investor optimism despite few specifics on the new administration’s plans. Reflecting a more favorable environment for riskier assets during the period, lower-quality bonds within the index fared best by a wide margin. Gains were broad-based across industries, with energy, steel and metals & mining leading the way amid firming commodities prices. By contrast, more-defensive categories, such as food, beverage & tobacco, lagged.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes gained about 19% to 20%, trailing the The BofA Merrill Lynch US High Yield Constrained Index. I was pleased with the Fund’s absolute return, but our relative performance was hampered by the fact that most of our underlying managers were not positioned to capitalize on a risk-driven rally led by lower-quality bonds. Many managers had sizable underweightings in lower-quality bonds and some were meaningfully underexposed to energy and metals & mining. Most managers also held substantial cash stakes, which dampened their performance in an up market. BlackRock High Yield Bond Fund and T. Rowe Price High Yield Fund were the two biggest relative detractors. Both of these funds were hurt by allocations to non-U.S. high-yield bonds, which underperformed their U.S. counterparts over the 12-month period. Fidelity® Capital & Income Fund was another detractor, due to a large underweighting in energy and adverse selection within that sector. This fund also was weighed down by an investment in bankrupt electric utility Energy Future Holdings. On the plus side, Hotchkis & Wiley High Yield Fund was the primary relative contributor, benefiting from an overweighting in energy, along with strong selections across several industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund I Class	24.8	24.3
Hotchkis & Wiley High Yield Fund Class I	20.6	20.1
MainStay High Yield Corporate Bond Fund Class I	20.2	20.0
BlackRock High Yield Bond Fund Institutional Class	20.0	19.5
Fidelity Capital & Income Fund	14.6	16.2
	100.2

Asset Allocation (% of fund's net assets)

As of February 28, 2017
High Yield Fixed-Income Funds	100.2%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of August 31, 2016
High Yield Fixed-Income Funds	100.1%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Fixed-Income Funds - 100.2%
	Shares	Value
High Yield Fixed-Income Funds - 100.2%
BlackRock High Yield Bond Fund Institutional Class	220,759	$1,717,508
Fidelity Capital & Income Fund (a)	124,892	1,257,661
Hotchkis & Wiley High Yield Fund Class I	144,072	1,776,412
MainStay High Yield Corporate Bond Fund Class I	298,879	1,739,473
T. Rowe Price High Yield Fund I Class	316,231	2,137,724

TOTAL HIGH YIELD FIXED-INCOME FUNDS		8,628,778

TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $8,337,893)		8,628,778
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(16,194)
NET ASSETS - 100%		$8,612,584

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Capital & Income Fund	$1,053,814	$49,097	$--	$52,799	$1,257,661
Total	$1,053,814	$49,097	$--	$52,799	$1,257,661

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,123,564)	$7,371,117
Affiliated issuers (cost $1,214,329)	1,257,661
Total Investments (cost $8,337,893)		$8,628,778
Receivable for investments sold		53,707
Receivable for fund shares sold		10,818
Dividends receivable		4,163
Prepaid expenses		53
Receivable from investment adviser for expense reductions		3,244
Other receivables		88
Total assets		8,700,851
Liabilities
Payable for fund shares redeemed	$64,524
Distributions payable	2
Distribution and service plan fees payable	24
Other affiliated payables	88
Audit fee payable	21,521
Other payables and accrued expenses	2,108
Total liabilities		88,267
Net Assets		$8,612,584
Net Assets consist of:
Paid in capital		$8,961,709
Undistributed net investment income		4,721
Accumulated undistributed net realized gain (loss) on investments		(644,731)
Net unrealized appreciation (depreciation) on investments		290,885
Net Assets		$8,612,584
Income Opportunities:
Net Asset Value, offering price and redemption price per share ($8,010,109 ÷ 788,600 shares)		$10.16
Class F:
Net Asset Value, offering price and redemption price per share ($368,066 ÷ 36,232 shares)		$10.16
Class L:
Net Asset Value, offering price and redemption price per share ($117,690 ÷ 11,587 shares)		$10.16
Class N:
Net Asset Value, offering price and redemption price per share ($116,719 ÷ 11,492 shares)		$10.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$368,027
Affiliated issuers		52,799
Total income		420,826
Expenses
Management fee	$21,645
Transfer agent fees	261
Distribution and service plan fees	271
Accounting fees and expenses	900
Custodian fees and expenses	8,175
Independent trustees' fees and expenses	89
Registration fees	44,717
Audit	36,257
Legal	40
Proxy	13,267
Miscellaneous	67
Total expenses before reductions	125,689
Expense reductions	(118,192)	7,497
Net investment income (loss)		413,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(64,835)
Realized gain distributions from underlying funds:
Unaffiliated issuers	12,051
Total net realized gain (loss)		(52,784)
Change in net unrealized appreciation (depreciation) on investment securities		924,450
Net gain (loss)		871,666
Net increase (decrease) in net assets resulting from operations		$1,284,995

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$413,329	$408,999
Net realized gain (loss)	(52,784)	(553,053)
Change in net unrealized appreciation (depreciation)	924,450	(432,818)
Net increase (decrease) in net assets resulting from operations	1,284,995	(576,872)
Distributions to shareholders from net investment income	(414,457)	(402,806)
Distributions to shareholders from net realized gain	(10,676)	(75,901)
Total distributions	(425,133)	(478,707)
Share transactions - net increase (decrease)	1,277,661	108,912
Redemption fees	1,466	(1,678)
Total increase (decrease) in net assets	2,138,989	(948,345)
Net Assets
Beginning of period	6,473,595	7,421,940
End of period	$8,612,584	$6,473,595
Other Information
Undistributed net investment income end of period	$4,721	$5,894

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.42	$10.88	$10.60	$10.00
Income from Investment Operations
Net investment income (loss)C	.559	.562	.585	.616	.436
Net realized and unrealized gain (loss)	1.192	(1.339)	(.382)	.296	.615
Total from investment operations	1.751	(.777)	.203	.912	1.051
Distributions from net investment income	(.560)	(.553)	(.586)	(.610)	(.431)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.031)	(.020)
Total distributions	(.573)	(.661)	(.665)	(.641)	(.451)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.009	–D
Net asset value, end of period	$10.16	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	19.97%	(7.83)%	1.95%	9.02%	10.69%
Ratios to Average Net AssetsG
Expenses before reductions	1.74%	1.50%	1.53%	4.32%	10.12%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%	6.03%H
Supplemental Data
Net assets, end of period (000 omitted)	$8,010	$5,632	$6,515	$5,358	$1,042
Portfolio turnover rateI	37%	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.42	$10.88	$10.60	$10.52
Income from Investment Operations
Net investment income (loss)C	.557	.561	.586	.617	.125
Net realized and unrealized gain (loss)	1.194	(1.338)	(.383)	.295	.096
Total from investment operations	1.751	(.777)	.203	.912	.221
Distributions from net investment income	(.560)	(.553)	(.586)	(.610)	(.121)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.031)	(.020)
Total distributions	(.573)	(.661)	(.665)	(.641)	(.141)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.009	–D
Net asset value, end of period	$10.16	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	19.97%	(7.83)%	1.95%	9.02%	2.11%
Ratios to Average Net AssetsG
Expenses before reductions	1.77%	1.49%	1.53%	4.16%	7.40%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%	5.99%H
Supplemental Data
Net assets, end of period (000 omitted)	$368	$646	$694	$639	$184
Portfolio turnover rateI	37%	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.558	.561	.585	.186
Net realized and unrealized gain (loss)	1.193	(1.328)	(.392)	.278
Total from investment operations	1.751	(.767)	.193	.464
Distributions from net investment income	(.560)	(.553)	(.586)	(.180)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.027)
Total distributions	(.573)	(.661)	(.665)	(.207)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.003
Net asset value, end of period	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	19.96%	(7.74)%	1.85%	4.44%
Ratios to Average Net AssetsF
Expenses before reductions	1.75%	1.50%	1.54%	3.35%G
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%	.10%G
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%G
Supplemental Data
Net assets, end of period (000 omitted)	$118	$98	$106	$104
Portfolio turnover rateH	37%	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.534	.537	.559	.178
Net realized and unrealized gain (loss)	1.192	(1.329)	(.392)	.279
Total from investment operations	1.726	(.792)	.167	.457
Distributions from net investment income	(.535)	(.528)	(.560)	(.173)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.027)
Total distributions	(.548)	(.636)	(.639)	(.200)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.003
Net asset value, end of period	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	19.66%	(7.97)%	1.60%	4.37%
Ratios to Average Net AssetsF
Expenses before reductions	2.00%	1.75%	1.78%	3.61%G
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%G
Expenses net of all reductions	.35%	.35%	.35%	.35%G
Net investment income (loss)	5.49%	5.48%	5.25%	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$117	$98	$106	$104
Portfolio turnover rateH	37%	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$386,703
Gross unrealized depreciation	(147,017)
Net unrealized appreciation (depreciation) on securities	$239,686
Tax Cost	$8,389,092

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,183
Capital loss carryforward	$(594,906)
Net unrealized appreciation (depreciation) on securities and other investments	$239,686

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (52,831)
Long-term	(542,075)
Total capital loss carryforward	$(594,906)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$425,133	$ 415,940
Long-term Capital Gains	–	62,767
Total	$425,133	$ 478,707

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $3,933,045 and $2,648,546, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (FIAM)(an affiliate of the investment adviser) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$271	$271

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Income Opportunities	$257	–
Class L	2	–
Class N	2	–
	$261

 (a) Amount less than .005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $21,645

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$86,058
Class F	.10%	7,548
Class L	.10%	1,465
Class N	.35%	1,476

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Income Opportunities	$370,334	$353,566
Class F	31,875	37,846
Class L	6,282	5,840
Class N	5,966	5,554
Total	$414,457	$402,806
From net realized gain
Income Opportunities	$9,722	$66,570
Class F	659	7,104
Class L	148	1,116
Class N	147	1,111
Total	$10,676	$75,901

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Income Opportunities
Shares sold	437,285	234,908	$4,301,047	$2,325,146
Reinvestment of distributions	38,891	42,871	379,977	419,934
Shares redeemed	(314,625)	(276,197)	(3,066,874)	(2,700,765)
Net increase (decrease)	161,551	1,582	$1,614,150	$44,315
Class F
Shares sold	10,853	21,905	$105,566	$216,299
Reinvestment of distributions	3,344	4,596	32,534	44,950
Shares redeemed	(49,846)	(21,270)	(487,133)	(210,272)
Net increase (decrease)	(35,649)	5,231	$(349,033)	$50,977
Class L
Reinvestment of distributions	659	709	$6,430	$6,955
Net increase (decrease)	659	709	$6,430	$6,955
Class N
Reinvestment of distributions	627	680	$6,114	$6,665
Net increase (decrease)	627	680	$6,114	$6,665

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Income Opportunities	.11%
Actual		$1,000.00	$1,058.40	$.56
Hypothetical-C		$1,000.00	$1,024.25	$.55
Class F	.03%
Actual		$1,000.00	$1,058.40	$.15
Hypothetical-C		$1,000.00	$1,024.65	$.15
Class L	.07%
Actual		$1,000.00	$1,058.40	$.36
Hypothetical-C		$1,000.00	$1,024.45	$.35
Class N	.32%
Actual		$1,000.00	$1,057.10	$1.63
Hypothetical-C		$1,000.00	$1,023.21	$1.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Income Opportunities Fund of Funds
Class F	04/10/17	04/07/17	$0.003
Class L	04/10/17	04/07/17	$0.003
Class N	04/10/17	04/07/17	$0.003
Income Opportunities	04/10/17	04/07/17	$0.003

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the second quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that the retail class had out-performed 53% and 70% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses of each class rank above their competitive medians primarily due to acquired fund fees and expenses.

Fees Charged to Other Clients.  The Board also considered fee structures paid by Strategic Advisers' other clients, such as other funds advised or subadvised by Strategic Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2017 and the Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund’s Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Board Approval of Investment Advisory Contract and Management Fees  Strategic Advisers Income Opportunities Fund of Funds  On December 1, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with FIAM LLC (FIAM ) for the fund (the Amended Sub-Advisory Agreement) to add an additional investment mandate. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement with FIAM on behalf of the fund, except with respect to the date of execution and the fee schedule, which was amended to add a new investment mandate.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by FIAM from its oversight of FIAM on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund on behalf of the new investment mandate. The Board also took into consideration the fund’s investment objective, strategies and related investment philosophy and additional information regarding the new investment mandate provided by Strategic Advisers and FIAM. The Board also considered the structure of FIAM’s portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that FIAM will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that FIAM’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered FIAM’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIAM under the new investment mandate and (ii) the resources devoted by FIAM to its compliance program, which the Board is familiar with through its oversight of FIAM on behalf of other funds overseen by the Board.

Investment Performance.  The Board also considered the historical investment performance of FIAM and the portfolio manager in managing funds and accounts under a similar investment mandate as well as relevant historical performance comparisons within the high yield asset class.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Amended Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund’s investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to FIAM and the projected change in the fund’s total operating expenses, if any, as a result of the new investment mandate. The Board also considered relevant competitive fee comparisons for other investment advisers within the high yield asset class.

The Board considered that the fee schedule for the additional mandate is identical to the fee schedule for the existing mandate and that the Amended Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers’ portion of the management fee, Strategic Advisers’ contractual management fee waiver for the fund or Strategic Advisers’ expense reimbursement arrangements for each class of the fund. The Board also considered that there are no expected changes to the fund’s management fee or total net expenses as a result of approving the Amended Sub-Advisory Agreement because Strategic Advisers does not expect to allocate assets to FIAM under the new investment mandate at this time. As a result, the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund’s advisory contracts at the September 2016 meeting.

Based on its review, the Board concluded that the fund’s management fee structure and any projected changes to total expenses (if any) bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement will have no impact on the management fee retained by Strategic Advisers, if any, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement. The Board noted that it will consider costs of services and profitability to Strategic Advisers and FIAM as a result of their relationship with the fund in connection with future renewals of the Amended Sub-Advisory Agreement and the fund’s advisory agreement with Strategic Advisers.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits that may accrue to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers or a sub-adviser, if any, during its annual renewal of the fund’s advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Amended Sub-Advisory Agreement, the Board considered management’s representation that it does not anticipate that the additional investment mandate will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s advisory agreement with Strategic Advisers and the fund’s sub-advisory agreements. The Board noted that the Amended Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to FIAM as assets allocated to the new investment mandate grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2g

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Income Opportunities Fund with respect to FIAM's High Yield strategy.

	# of Votes	% of Votes
Affirmative	3,491,326.14	91.992
Against	106,375.04	2.803
Abstain	197,536.36	5.205
TOTAL	3,795,237.54	100.000
Proposal 1 reflects trust wide proposal and voting results.

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ODF-F-ANN-0417
1.951505.104

Strategic Advisers® Income Opportunities Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Income Opportunities Fund	19.08%	6.07%	6.69%

 A From September 27, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on September 27, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$18,414	Strategic Advisers® Income Opportunities Fund
$20,389	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds staged a robust advance for the 12 months ending February 28, 2017, with The BofA Merrill Lynch℠ US High Yield Constrained Index gaining 22.30% for the year. The asset class came out the gate strongly in March and April, benefiting from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Brexit, Britain’s surprise vote to exit the European Union, high-yield bonds resumed their rally and registered solid gains in July and August. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. presidential election. High-yield bonds bounced back strongly in December, bolstered by the positive fundamental implications of higher oil prices and potentially supportive fiscal and regulatory policy changes by the incoming Trump administration. The rally continued in January and February, aided by investor optimism despite few specifics on the new administration’s plans. Reflecting a more favorable environment for riskier assets during the period, lower-quality bonds within the index fared best by a wide margin. Gains were broad-based across industries, with energy, steel and metals & mining leading the way amid firming commodities prices. By contrast, more-defensive categories, such as food, beverage & tobacco, lagged.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund gained 19.08%, trailing the The BofA Merrill Lynch US High Yield Constrained Index. I was pleased with the Fund’s absolute return, but our relative performance was hampered by the fact that most of our underlying managers were not positioned to capitalize on a risk-driven rally led by lower-quality bonds. Many managers had sizable underweightings in lower-quality bonds and some were meaningfully underexposed to energy and metals & mining. Most managers also held substantial cash stakes, which dampened their performance in an up market. Janus High-Yield Fund and Eaton Vance Income Fund of Boston were the two biggest relative detractors. Both of these funds were conservatively positioned, with substantial underweightings in lower-quality bonds and holdings of investment-grade credit. Eaton Vance also was hurt by an allocation to non-U.S. high-yield. Fidelity® Capital & Income Fund was another detractor, partly due to a large underweighting in energy and adverse selection within that sector. Hotchkis & Wiley High Yield Fund was the primary relative contributor, benefiting from an overweighting in energy, along with strong selections across several industries. In December, we hired sub-advisor FIAM® to run its High Income strategy in the Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Capital & Income Fund	15.9	18.2
T. Rowe Price High Yield Fund I Class	13.1	17.9
Hotchkis & Wiley High Yield Fund Class A	10.9	11.8
MainStay High Yield Corporate Bond Fund Class A	10.4	6.8
BlackRock High Yield Bond Portfolio Investor A Class	9.4	10.9
Eaton Vance Income Fund of Boston Class A	7.3	8.4
Janus High-Yield Fund Class T	5.6	9.9
Fidelity Advisor High Income Advantage Fund Class I	5.5	7.5
Fidelity High Income Fund	3.0	5.7
Artisan High Income Fund Investor Shares	2.6	1.4
	83.7

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Corporate Bonds	13.6%
High Yield Fixed-Income Funds	84.5%
Other Investments	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

As of August 31, 2016
High Yield Fixed-Income Funds	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 13.6%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.1%
Tenneco, Inc. 5% 7/15/26	$3,200,000	$3,208,000
Hotels, Restaurants & Leisure - 1.2%
Aramark Services, Inc. 4.75% 6/1/26	5,480,000	5,493,700
Carlson Travel, Inc.:
6.75% 12/15/23 (a)	2,200,000	2,304,500
9.5% 12/15/24 (a)	275,000	294,250
KFC Holding Co./Pizza Hut Holding LLC 5.25% 6/1/26 (a)	6,000,000	6,202,500
MCE Finance Ltd. 5% 2/15/21 (a)	7,035,000	7,105,350
MGM Growth Properties Operating Partnership LP 4.5% 9/1/26 (a)	5,000,000	4,862,500
NCL Corp. Ltd. 4.75% 12/15/21 (a)	510,000	520,200
Scientific Games Corp. 7% 1/1/22 (a)	385,000	409,544
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	2,500,000	2,587,500
7.25% 11/30/21 (a)	3,000,000	3,202,500
Wynn Macau Ltd. 5.25% 10/15/21 (a)	5,000,000	5,112,500
Yum! Brands, Inc. 5.35% 11/1/43	1,000,000	860,000
		38,955,044
Household Durables - 0.4%
CalAtlantic Group, Inc. 5.25% 6/1/26	3,000,000	3,003,750
Lennar Corp. 4.875% 12/15/23	2,425,000	2,503,813
PulteGroup, Inc. 5% 1/15/27	2,000,000	1,998,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (a)	5,000,000	5,181,250
William Lyon Homes, Inc.:
5.875% 1/31/25 (a)	335,000	335,419
7% 8/15/22	1,000,000	1,040,000
		14,062,232
Internet & Direct Marketing Retail - 0.1%
Netflix, Inc. 4.375% 11/15/26 (a)	3,000,000	2,973,750
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (a)	360,000	380,628
		3,354,378
Media - 1.2%
AMC Networks, Inc. 4.75% 12/15/22	2,559,000	2,584,590
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	4,000,000	4,165,000
5.125% 5/1/27 (a)	1,335,000	1,386,731
5.5% 5/1/26 (a)	5,360,000	5,688,300
CSC Holdings, Inc. 5.5% 4/15/27 (a)	3,500,000	3,600,625
MDC Partners, Inc. 6.5% 5/1/24 (a)	2,085,000	2,014,631
National CineMedia LLC 5.75% 8/15/26	1,000,000	1,020,000
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	320,000	329,600
Sirius XM Radio, Inc. 5.375% 7/15/26 (a)	2,000,000	2,040,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (a)	2,000,000	2,055,000
Univision Communications, Inc. 5.125% 2/15/25 (a)	1,000,000	986,250
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	5,000,000	5,124,450
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (a)	3,000,000	3,120,000
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	2,000,000	2,032,500
6% 1/15/27 (a)	2,000,000	2,007,500
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	620,000	627,750
		38,782,927
Multiline Retail - 0.2%
JC Penney Corp., Inc.:
5.65% 6/1/20	2,270,000	2,238,084
5.875% 7/1/23 (a)	2,500,000	2,504,688
7.4% 4/1/37	3,375,000	2,733,750
		7,476,522
Specialty Retail - 0.1%
L Brands, Inc.:
6.75% 7/1/36	2,000,000	1,922,660
6.875% 11/1/35	1,000,000	961,250
Sally Holdings LLC 5.625% 12/1/25	2,000,000	2,035,000
		4,918,910

TOTAL CONSUMER DISCRETIONARY		110,758,013

CONSUMER STAPLES - 1.0%
Food & Staples Retailing - 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 5.75% 3/15/25 (a)	1,000,000	1,001,875
Albertsons, Inc.:
6.625% 6/1/28	1,000,000	907,500
7.75% 6/15/26	1,000,000	997,500
8% 5/1/31	7,000,000	6,947,500
Tesco PLC 6.15% 11/15/37 (a)	4,000,000	4,072,272
		13,926,647
Food Products - 0.4%
CF Industries Holdings, Inc. 3.45% 6/1/23	1,765,000	1,639,244
JBS Investments GmbH 7.25% 4/3/24 (a)	1,915,000	2,039,475
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.875% 7/15/24 (a)	5,000,000	5,225,000
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	330,000	335,775
4.875% 11/1/26 (a)	5,000,000	5,077,500
		14,316,994
Household Products - 0.1%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	2,285,000	2,359,263
Tobacco - 0.1%
Vector Group Ltd. 6.125% 2/1/25 (a)	1,295,000	1,333,850

TOTAL CONSUMER STAPLES		31,936,754

ENERGY - 2.1%
Energy Equipment & Services - 0.4%
Calfrac Holdings LP 7.5% 12/1/20 (a)	355,000	327,488
Ensco PLC:
4.5% 10/1/24	5,000,000	4,300,000
5.2% 3/15/25	5,000,000	4,425,000
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	2,000,000	2,000,000
FTS International, Inc.:
6.25% 5/1/22	255,000	240,975
8.4634% 6/15/20 (a)(b)	200,000	206,000
Noble Holding International Ltd.:
4.625% 3/1/21	320,000	303,200
6.2% 8/1/40	2,000,000	1,570,000
7.75% 1/15/24	695,000	679,675
Summit Midstream Holdings LLC 5.75% 4/15/25	390,000	395,850
Weatherford International Ltd. 4.5% 4/15/22	1,000,000	956,250
		15,404,438
Oil, Gas & Consumable Fuels - 1.7%
Antero Resources Corp. 5% 3/1/25 (a)	5,340,000	5,179,800
Baytex Energy Corp. 5.125% 6/1/21 (a)	1,800,000	1,638,000
Cheniere Corpus Christi Holdings LLC:
5.875% 3/31/25 (a)	2,440,000	2,580,300
7% 6/30/24 (a)	2,500,000	2,800,000
Chesapeake Energy Corp.:
4.875% 4/15/22	2,000,000	1,792,000
5.75% 3/15/23	1,000,000	910,000
8% 1/15/25 (a)	2,225,000	2,208,313
Concho Resources, Inc. 4.375% 1/15/25	495,000	502,425
Continental Resources, Inc.:
3.8% 6/1/24	320,000	296,400
4.5% 4/15/23	945,000	926,100
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	1,930,000	1,949,300
Gibson Energy, Inc. 6.75% 7/15/21 (a)	510,000	529,125
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	3,000,000	2,940,000
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75% 10/1/25 (a)	1,000,000	992,500
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25 (a)	645,000	643,388
Oasis Petroleum, Inc. 6.875% 1/15/23	3,500,000	3,548,125
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	335,000	338,350
5.375% 1/15/25 (a)	250,000	253,750
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	3,000,000	3,052,500
Rice Energy, Inc. 6.25% 5/1/22	2,000,000	2,043,760
Sabine Pass Liquefaction LLC 5.625% 3/1/25	2,500,000	2,743,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25 (a)	2,000,000	2,080,000
5.375% 2/1/27 (a)	3,000,000	3,127,500
Teekay Corp. 8.5% 1/15/20	180,000	180,000
The Williams Companies, Inc. 3.7% 1/15/23	3,980,000	3,900,400
Whiting Petroleum Corp. 5% 3/15/19	1,300,000	1,311,375
WPX Energy, Inc.:
5.25% 9/15/24	3,000,000	2,928,750
6% 1/15/22	4,000,000	4,085,000
		55,480,911

TOTAL ENERGY		70,885,349

FINANCIALS - 1.3%
Capital Markets - 0.2%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	8,000,000	7,850,000
Consumer Finance - 0.3%
Ally Financial, Inc. 5.75% 11/20/25	6,000,000	6,337,500
Navient Corp. 5.875% 10/25/24	1,775,000	1,664,063
SLM Corp. 5.5% 1/25/23	1,695,000	1,622,963
		9,624,526
Diversified Financial Services - 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	2,500,000	2,552,950
6% 8/1/20	2,500,000	2,600,025
6.25% 2/1/22 (a)	2,155,000	2,225,038
6.75% 2/1/24 (a)	1,975,000	2,049,063
ILFC E-Capital Trust I 4.67% 12/21/65 (a)(b)	1,000,000	940,000
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	3,530,000	3,719,738
MSCI, Inc. 4.75% 8/1/26 (a)	7,775,000	7,817,763
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (a)	490,000	491,838
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	2,000,000	2,280,000
Vertiv Inter Holding Corp. 12% 2/15/22 pay-in-kind (a)(b)	535,000	551,387
		25,227,802
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 5% 12/15/21 (a)	310,000	322,013

TOTAL FINANCIALS		43,024,341

HEALTH CARE - 0.8%
Biotechnology - 0.1%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	3,000,000	2,895,000
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 4.875% 6/1/26	2,500,000	2,518,750
Health Care Providers & Services - 0.6%
DaVita HealthCare Partners, Inc. 5% 5/1/25	6,000,000	6,037,140
HCA Holdings, Inc.:
4.5% 2/15/27	3,000,000	2,992,500
5% 3/15/24	3,000,000	3,161,250
HealthSouth Corp. 5.75% 9/15/25	3,000,000	3,037,500
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	3,000,000	3,000,000
Tenet Healthcare Corp. 6.75% 6/15/23	775,000	768,219
		18,996,609
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. 5.625% 12/1/21 (a)	2,500,000	2,106,250

TOTAL HEALTH CARE		26,516,609

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.2%
TransDigm, Inc.:
6% 7/15/22	1,470,000	1,509,661
6.375% 6/15/26	3,145,000	3,176,450
6.5% 5/15/25 (a)	785,000	803,644
		5,489,755
Airlines - 0.2%
Allegiant Travel Co. 5.5% 7/15/19	3,500,000	3,605,000
American Airlines Group, Inc. 4.625% 3/1/20 (a)	3,000,000	3,048,750
United Continental Holdings, Inc. 5% 2/1/24	510,000	508,088
		7,161,838
Building Products - 0.1%
Building Materials Corp. of America:
5% 2/15/27 (a)	1,015,000	1,035,300
6% 10/15/25 (a)	2,000,000	2,125,000
Shea Homes Ltd. Partnership/Corp. 5.875% 4/1/23 (a)	1,000,000	1,017,500
		4,177,800
Commercial Services & Supplies - 0.2%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (a)	2,000,000	2,045,000
APX Group, Inc. 7.875% 12/1/22	5,000,000	5,412,500
		7,457,500
Construction & Engineering - 0.1%
AECOM 5.125% 3/15/27 (a)	1,035,000	1,051,715
Odebrecht Finance Ltd. 4.375% 4/25/25 (a)	800,000	376,000
		1,427,715
Marine - 0.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	540,000	484,650
Professional Services - 0.0%
IHS Markit Ltd. 4.75% 2/15/25 (a)	425,000	438,018
Trading Companies & Distributors - 0.1%
FLY Leasing Ltd. 6.375% 10/15/21	2,000,000	2,080,000

TOTAL INDUSTRIALS		28,717,276

INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.3%
Lucent Technologies, Inc. 6.45% 3/15/29	9,000,000	9,945,000
Electronic Equipment & Components - 0.2%
Belden, Inc. 5.25% 7/15/24 (a)	2,000,000	2,007,500
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (a)	3,000,000	3,423,750
		5,431,250
Internet Software & Services - 0.0%
VeriSign, Inc. 5.25% 4/1/25	1,260,000	1,311,975
IT Services - 0.0%
CDW LLC/CDW Finance Corp. 5% 9/1/25	290,000	294,170
Semiconductors & Semiconductor Equipment - 0.2%
Micron Technology, Inc.:
5.25% 8/1/23 (a)	3,000,000	3,026,250
5.625% 1/15/26 (a)	2,500,000	2,568,750
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	1,000,000	1,077,500
		6,672,500
Software - 0.1%
Open Text Corp. 5.875% 6/1/26 (a)	3,330,000	3,496,500
Symantec Corp. 5% 4/15/25 (a)	465,000	477,296
		3,973,796
Technology Hardware, Storage & Peripherals - 0.1%
EMC Corp. 2.65% 6/1/20	1,530,000	1,491,898

TOTAL INFORMATION TECHNOLOGY		29,120,589

MATERIALS - 1.1%
Construction Materials - 0.1%
CEMEX S.A.B. de CV:
5.7% 1/11/25 (a)	2,000,000	2,057,500
7.75% 4/16/26 (a)	3,000,000	3,360,000
Eagle Materials, Inc. 4.5% 8/1/26	175,000	174,125
U.S. Concrete, Inc. 6.375% 6/1/24 (a)	195,000	206,213
		5,797,838
Containers & Packaging - 0.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)(c)	795,000	795,000
4.625% 5/15/23 (a)	9,500,000	9,666,250
6% 2/15/25 (a)(c)	1,480,000	1,520,700
7.25% 5/15/24 (a)	1,500,000	1,635,000
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26 (a)	3,000,000	2,891,250
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	2,000,000	2,062,500
Sealed Air Corp. 6.875% 7/15/33 (a)	35,000	37,975
Silgan Holdings, Inc. 4.75% 3/15/25 (a)	695,000	699,344
		19,308,019
Metals & Mining - 0.4%
ArcelorMittal SA 6.125% 6/1/25	510,000	573,113
First Quantum Minerals Ltd. 7.25% 5/15/22 (a)	565,000	584,069
Freeport-McMoRan, Inc.:
3.875% 3/15/23	160,000	147,200
4.55% 11/14/24	6,000,000	5,610,000
Steel Dynamics, Inc. 5% 12/15/26 (a)	5,000,000	5,168,200
Teck Resources Ltd. 6% 8/15/40	1,000,000	1,002,500
		13,085,082

TOTAL MATERIALS		38,190,939

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Communications Sales & Leasing, Inc. 7.125% 12/15/24 (a)	230,000	236,900
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	300,000	303,000
		539,900
Real Estate Management & Development - 0.1%
Mattamy Group Corp. 6.875% 12/15/23 (a)	2,200,000	2,299,000

TOTAL REAL ESTATE		2,838,900

TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.0%
Altice Financing SA 7.5% 5/15/26 (a)	10,000,000	10,737,500
Altice Finco SA:
7.625% 2/15/25 (a)	1,325,000	1,371,375
9.875% 12/15/20 (a)	2,500,000	2,643,750
Level 3 Financing, Inc. 5.25% 3/15/26 (a)	590,000	595,163
Sable International Finance Ltd. 6.875% 8/1/22 (a)	3,405,000	3,676,379
SBA Communications Corp. 4.875% 9/1/24 (a)	4,000,000	3,979,600
Sprint Capital Corp. 6.875% 11/15/28	6,000,000	6,397,500
Telecom Italia Capital SA 6.375% 11/15/33	580,000	585,800
Telecom Italia SpA 5.303% 5/30/24 (a)	2,500,000	2,543,750
		32,530,817
Wireless Telecommunication Services - 0.7%
Intelsat Jackson Holdings SA 8% 2/15/24 (a)	1,000,000	1,085,000
Neptune Finco Corp. 10.875% 10/15/25 (a)	3,000,000	3,615,000
Sprint Communications, Inc. 6% 11/15/22	2,725,000	2,820,075
Sprint Corp.:
7.25% 9/15/21	510,000	555,900
7.625% 2/15/25	2,500,000	2,787,500
7.875% 9/15/23	2,500,000	2,781,250
T-Mobile U.S.A., Inc.:
6% 4/15/24	2,000,000	2,135,000
6.375% 3/1/25	2,500,000	2,687,450
6.5% 1/15/26	2,500,000	2,746,875
6.731% 4/28/22	3,000,000	3,120,000
Telesat Canada/Telesat LLC 8.875% 11/15/24 (a)	1,000,000	1,092,500
		25,426,550

TOTAL TELECOMMUNICATION SERVICES		57,957,367

UTILITIES - 0.4%
Electric Utilities - 0.1%
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	1,665,296	1,804,764
Gas Utilities - 0.0%
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp. 8.625% 6/15/20 (a)	940,000	925,900
Independent Power and Renewable Electricity Producers - 0.3%
Calpine Corp.:
5.25% 6/1/26 (a)	1,000,000	1,015,000
5.75% 1/15/25	670,000	663,300
Dynegy, Inc. 7.625% 11/1/24	335,000	318,250
NRG Energy, Inc. 6.625% 1/15/27 (a)	2,000,000	1,965,000
The AES Corp.:
4.875% 5/15/23	3,000,000	2,979,000
6% 5/15/26	2,000,000	2,060,000
		9,000,550

TOTAL UTILITIES		11,731,214

TOTAL NONCONVERTIBLE BONDS
(Cost $444,957,096)		451,677,351

Bank Loan Obligations - 0.7%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Caliber Holdings Corp.:
Tranche 1LN, term loan 4% 2/1/24 (b)	45,455	45,909
Tranche 2LN, term loan:
2/1/25 (d)	15,000	15,263
2/1/24(b)(e)	4,545	4,591
		65,763
Hotels, Restaurants & Leisure - 0.0%
Burger King Worldwide, Inc. Tranche B, term loan 3.25% 2/17/24 (b)	1,010,000	1,009,374
Internet & Direct Marketing Retail - 0.1%
Bass Pro Shops LLC. Tranche B, term loan 5.9704% 12/16/23 (b)	1,800,000	1,726,758
Media - 0.0%
Ziggo Secured Finance Partnership Tranche E, term loan 3.267% 4/15/25 (b)	1,660,000	1,664,748

TOTAL CONSUMER DISCRETIONARY		4,466,643

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.0%
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 2/3/25 (b)	205,000	204,701
Tranche B 1LN, term loan 4.75% 2/3/24 (b)	215,000	213,254
		417,955
Food Products - 0.1%
JBS USA Lux SA Tranche B, term loan 3.2794% 10/30/22 (b)	1,000,000	1,005,420
Pinnacle Foods Finance LLC Tranche B, term loan 2.78% 2/3/24 (b)	365,000	366,672
		1,372,092

TOTAL CONSUMER STAPLES		1,790,047

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Limetree Bay Terminals LLC term loan 2/10/24 (d)	105,000	105,656
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc. Tranche BD 2LN, term loan 5.03% 2/13/19 (b)	2,480,520	2,491,384
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
TransDigm, Inc. Tranche F, term loan 3.7806% 6/9/23 (b)	220,000	221,060
Airlines - 0.0%
American Airlines, Inc. Tranche B, term loan 3.27% 12/14/23 (b)	330,000	331,650
Commercial Services & Supplies - 0.0%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	997,436	992,449
Marine - 0.1%
Navios Partners Finance (U.S.), Inc. Tranche B, term loan 5.25% 6/27/18 (b)	2,000,000	1,985,000

TOTAL INDUSTRIALS		3,530,159

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Radiate Holdco LLC Tranche B, term loan 3.7806% 2/1/24 (b)	415,000	418,054
Zayo Group LLC:
term loan 2.7806% 1/19/21 (b)	465,000	468,390
Tranche 1LN, term loan 1/19/24 (d)	37,375	37,725
Tranche B 1LN, term loan 3.5% 1/19/24 (b)	77,625	78,352
		1,002,521
Electronic Equipment & Components - 0.1%
Go Daddy Operating Co. LLC Tranche B, term loan:
2/15/24 (d)(e)	773,123	774,839
3.27% 2/15/24 (b)	581,877	583,169
		1,358,008
IT Services - 0.1%
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5387% 9/15/20 (b)	3,000,000	2,985,000
Software - 0.0%
Compuware Corp. term loan 9.25% 12/15/22 (b)	786,005	786,005
Landesk Group, Inc. term loan:
5.25% 1/20/24 (b)	190,000	190,916
10% 1/20/25 (b)	340,000	335,920
		1,312,841

TOTAL INFORMATION TECHNOLOGY		6,658,370

MATERIALS - 0.1%
Construction Materials - 0.0%
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (b)	910,000	897,205
Containers & Packaging - 0.0%
Signode Packaging Systems, Inc. Tranche B, term loan 4% 5/1/21 (b)	9,667	9,703
Metals & Mining - 0.1%
Gulf Finance LLC Tranche B 1LN, term loan 6.25% 8/25/23 (b)	997,500	1,012,044

TOTAL MATERIALS		1,918,952

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Financing, Inc. Tranche B, term loan 2/22/24 (d)	1,030,000	1,034,779
Wireless Telecommunication Services - 0.0%
Sprint Communications, Inc. Tranche B, term loan 3.3125% 2/3/24 (b)	360,000	360,515
Telesat LLC Tranche B 4LN, term loan 3.85% 11/17/23 (b)	30,000	30,300
		390,815

TOTAL TELECOMMUNICATION SERVICES		1,425,594

TOTAL BANK LOAN OBLIGATIONS
(Cost $22,381,602)		22,386,805
	Shares	Value

Fixed-Income Funds - 84.5%
High Yield Fixed-Income Funds - 84.5%
Artisan High Income Fund Investor Shares	8,722,745	87,663,588
BlackRock High Yield Bond Portfolio Investor A Class	39,982,849	310,666,735
Eaton Vance Income Fund of Boston Class A	41,896,024	242,996,939
Fidelity Advisor High Income Advantage Fund Class I (f)	17,507,505	182,078,055
Fidelity Capital & Income Fund (f)	52,393,193	527,599,440
Fidelity High Income Fund (f)	11,064,636	98,585,911
Hotchkis & Wiley High Yield Fund Class A	29,512,433	361,527,307
Janus High-Yield Fund Class T	21,728,103	186,427,123
MainStay High Yield Corporate Bond Fund Class A	59,488,778	345,629,800
T. Rowe Price High Yield Fund I Class	64,328,255	434,859,004
Third Avenue Focused Credit Fund Institutional Class	7,030,125	24,739,011
TOTAL FIXED-INCOME FUNDS
(Cost $2,679,905,821)		2,802,772,913
	Principal Amount	Value

Preferred Securities - 0.9%
FINANCIALS - 0.9%
Banks - 0.8%
Bank of America Corp. 6.25% (b)(g)	6,000,000	6,603,956
Barclays Bank PLC 7.625% 11/21/22	2,500,000	2,737,922
Barclays PLC 8.25% (b)(g)	5,000,000	5,393,333
Citigroup, Inc.:
5.95% (b)(g)	2,000,000	2,119,845
5.95% (b)(g)	5,000,000	5,236,431
Credit Agricole SA 6.625% (a)(b)(g)	3,000,000	3,000,042
Royal Bank of Scotland Group PLC 8.625% (b)(g)	2,000,000	2,142,229
		27,233,758
Diversified Financial Services - 0.1%
Credit Agricole SA 8.125% (a)(b)(g)	2,000,000	2,168,394
TOTAL PREFERRED SECURITIES
(Cost $28,363,001)		29,402,152
	Shares	Value

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 0.60% (h)
(Cost $10,186,802)	10,184,765	10,186,802
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $3,185,794,322)		3,316,426,023
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,645,084
NET ASSETS - 100%		$3,318,071,107

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $256,530,171 or 7.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled 777,669 and 779,430, respectively.

 (f) Affiliated Fund

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$39,855
Total	$39,855

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Class I	$267,237,354	$30,190,259	$157,199,449	$12,696,653	$182,078,055
Fidelity Advisor High Income Fund Class I	25,849,395	91,644	28,192,675	927,474	--
Fidelity Capital & Income Fund	673,754,104	40,396,688	275,419,881	27,561,668	527,599,440
Fidelity High Income Fund	253,601,089	11,496,010	199,093,620	11,497,028	98,585,911
Fidelity Investments Money Market Government Portfolio Institutional Class 0.49%	--	454,798,664	454,798,664	27,894	--
Total	$1,220,441,942	$536,973,265	$1,114,704,289	$52,710,717	$808,263,406

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$451,677,351	$--	$451,677,351	$--
Bank Loan Obligations	22,386,805	--	22,386,805	--
Fixed-Income Funds	2,802,772,913	2,778,033,902	--	24,739,011
Preferred Securities	29,402,152	--	29,402,152	--
Money Market Funds	10,186,802	10,186,802	--	--
Total Investments in Securities:	$3,316,426,023	$2,788,220,704	$503,466,308	$24,739,011

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,485,355,333)	$2,497,975,815
Fidelity Central Funds (cost $10,186,802)	10,186,802
Affiliated issuers (cost $690,252,187)	808,263,406
Total Investments (cost $3,185,794,322)		$3,316,426,023
Cash		1,667,197
Receivable for investments sold		2,865,462
Receivable for fund shares sold		4,336,784
Dividends receivable		1,048,541
Interest receivable		6,871,965
Distributions receivable from Fidelity Central Funds		4,123
Prepaid expenses		23,954
Other receivables		56,332
Total assets		3,333,300,381
Liabilities
Payable for investments purchased
Regular delivery	$9,341,366
Delayed delivery	2,297,200
Payable for fund shares redeemed	1,538,458
Distributions payable	1,647,013
Accrued management fee	131,426
Other affiliated payables	190,637
Other payables and accrued expenses	83,174
Total liabilities		15,229,274
Net Assets		$3,318,071,107
Net Assets consist of:
Paid in capital		$3,326,675,757
Distributions in excess of net investment income		(12,948,046)
Accumulated undistributed net realized gain (loss) on investments		(126,288,305)
Net unrealized appreciation (depreciation) on investments		130,631,701
Net Assets, for 346,692,582 shares outstanding		$3,318,071,107
Net Asset Value, offering price and redemption price per share ($3,318,071,107 ÷ 346,692,582 shares)		$9.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$143,254,829
Affiliated issuers		52,710,717
Interest		4,586,753
Income from Fidelity Central Funds		39,855
Total income		200,592,154
Expenses
Management fee	$9,531,425
Transfer agent fees	259,278
Accounting fees and expenses	488,784
Custodian fees and expenses	11,921
Independent trustees' fees and expenses	46,540
Registration fees	97,493
Audit	37,083
Legal	22,448
Proxy	78,947
Miscellaneous	35,697
Total expenses before reductions	10,609,616
Expense reductions	(9,219,392)	1,390,224
Net investment income (loss)		199,201,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(64,591,383)
Affiliated issuers	10,349,359
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,993,849
Total net realized gain (loss)		(51,248,175)
Change in net unrealized appreciation (depreciation) on underlying funds		514,425,523
Net gain (loss)		463,177,348
Net increase (decrease) in net assets resulting from operations		$662,379,278

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$199,201,930	$226,802,603
Net realized gain (loss)	(51,248,175)	(62,627,518)
Change in net unrealized appreciation (depreciation)	514,425,523	(510,405,806)
Net increase (decrease) in net assets resulting from operations	662,379,278	(346,230,721)
Distributions to shareholders from net investment income	(199,547,054)	(234,835,696)
Distributions to shareholders from net realized gain	–	(51,481,511)
Distributions to shareholders from tax return of capital	–	(9,936,573)
Total distributions	(199,547,054)	(296,253,780)
Share transactions
Proceeds from sales of shares	742,528,502	722,122,764
Reinvestment of distributions	190,713,035	296,039,321
Cost of shares redeemed	(1,891,526,008)	(787,315,991)
Net increase (decrease) in net assets resulting from share transactions	(958,284,471)	230,846,094
Total increase (decrease) in net assets	(495,452,247)	(411,638,407)
Net Assets
Beginning of period	3,813,523,354	4,225,161,761
End of period	$3,318,071,107	$3,813,523,354
Other Information
Distributions in excess of net investment income end of period	$(12,948,046)	$(17,383,826)
Shares
Sold	80,717,528	77,297,897
Issued in reinvestment of distributions	20,818,874	31,860,963
Redeemed	(204,580,330)	(84,486,906)
Net increase (decrease)	(103,043,928)	24,671,954

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.48	$9.94	$10.45	$10.21	$9.81
Income from Investment Operations
Net investment income (loss)B	.493	.518	.551	.579	.595
Net realized and unrealized gain (loss)	1.091	(1.300)	(.369)	.297	.430
Total from investment operations	1.584	(.782)	.182	.876	1.025
Distributions from net investment income	(.494)	(.537)C	(.552)	(.569)	(.595)
Distributions from net realized gain	–	(.118)C	(.140)	(.067)	(.030)
Tax return of capital	–	(.023)	–	–	–
Total distributions	(.494)	(.678)	(.692)	(.636)	(.625)
Net asset value, end of period	$9.57	$8.48	$9.94	$10.45	$10.21
Total ReturnD	19.08%	(8.26)%	1.82%	8.90%	10.82%
Ratios to Average Net AssetsE,F
Expenses before reductions	.29%	.26%	.26%	.27%	.27%
Expenses net of fee waivers, if any	.04%	.01%	.01%	.02%	.02%
Expenses net of all reductions	.04%	.01%	.01%	.02%	.02%
Net investment income (loss)	5.40%	5.56%	5.40%	5.66%	6.01%
Supplemental Data
Net assets, end of period (000 omitted)	$3,318,071	$3,813,523	$4,225,162	$4,442,944	$3,769,123
Portfolio turnover rateG	38%	10%	16%	12%	27%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securitie are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is generally categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

For the period ended February 29, 2016, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$189,181,178
Gross unrealized depreciation	(63,086,419)
Net unrealized appreciation (depreciation) on securities	$126,094,759
Tax Cost	$3,190,331,264

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(121,650,702)
Net unrealized appreciation (depreciation) on securities and other investments	$126,094,759

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(8,183,942)
Long-term	(113,466,760)
Total capital loss carryforward	$(121,650,702)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$199,547,054	$ 247,182,090
Long-term Capital Gains	–	39,135,117
Tax Return of Capital	–	9,936,573
Total	$199,547,054	$ 296,253,780

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities,aggregated $1,392,692,632 and $2,341,849,443, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .26% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,768 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2019. During the period, this waiver reduced the Fund's management fee by $ 9,219,392.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Income Opportunities Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.06%	$1,000.00	$1,055.60	$.31-C
Hypothetical-D		$1,000.00	$1,024.50	$.30-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C If fees related to the allocation of assets to a sub-adviser had been in effect during the entire period, the annualized expense ratio would have been .13% and the expenses paid in the actual and hypothetical examples above would have been $.66 and $.65, respectively. See Note 4 to the Financial Statements.

 D 5% return per year before expenses

Distributions (Unaudited)

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and itsaffiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the second quartile for the three- and five-year periods ended December 31, 2015. The Board also noted that the fund had under-performed 54% and out-performed 63% and 58% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was higher than its benchmark for the one- and three-year periods and lower than its benchmark for the five-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2019 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.75%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The Board noted that the fund's total expenses ranked above median primarily because the fund invested a majority of its assets in shares of unaffiliated underlying funds that typically charge distribution and/or service fees. These amounts are reflected in the fund's overall expense ratio through its "Acquired fund fees and expenses."

Fees Charged to Other Clients.  The Board also considered fee structures paid by Strategic Advisers' other clients, such as other funds advised or subadvised by Strategic Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2019.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Board Approval of Investment Advisory Contract and Management Fees  Strategic Advisers Income Opportunities Fund  On December 1, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with FIAM LLC (FIAM ) for the fund (the Amended Sub-Advisory Agreement) to add an additional investment mandate. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement with FIAM on behalf of the fund, except with respect to the date of execution and the fee schedule, which was amended to add a new investment mandate.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by FIAM from its oversight of FIAM on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund on behalf of the new investment mandate. The Board also took into consideration the fund’s investment objective, strategies and related investment philosophy and additional information regarding the new investment mandate provided by Strategic Advisers and FIAM. The Board also considered the structure of FIAM’s portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that FIAM will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that FIAM’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered FIAM’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIAM under the new investment mandate and (ii) the resources devoted by FIAM to its compliance program, which the Board is familiar with through its oversight of FIAM on behalf of other funds overseen by the Board.

Investment Performance.  The Board also considered the historical investment performance of FIAM and the portfolio manager in managing funds and accounts under a similar investment mandate as well as relevant historical performance comparisons within the high yield asset class.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Amended Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund’s investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to FIAM and the projected change in the fund’s total operating expenses, if any, as a result of the new investment mandate. The Board also considered relevant competitive fee comparisons for other investment advisers within the high yield asset class.

The Board considered that the fee schedule for the additional mandate is identical to the fee schedule for the existing mandate and that the Amended Sub-Advisory Agreement would not result in a change to the fund’s maximum aggregate annual management fee rate, Strategic Advisers’ portion of the fund’s management fee or Strategic Advisers’ contractual management fee waiver for the fund. The Board also considered that after allocating assets to FIAM under the new investment mandate, the fund’s management fee is expected to continue to rank below median of its competitive peer group. In addition, the Board considered that no changes are expected to the fund’s total net expenses after allocating assets to the new investment mandate and that net expenses of the fund are expected to continue to rank above the median expense ratio of its competitive peer group. The Board considered that, in general, various factors can affect total expenses. The Board noted that the fund’s total expenses rank above median primarily because the fund invested a majority of its assets in shares of unaffiliated underlying funds that typically charge distribution and/or service fees. These amounts are reflected in the fund’s overall expense ratio through its “Acquired fund fees and expenses.”

Based on its review, the Board concluded that the fund’s management fee structure and any projected changes to total expenses (if any) bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement will have no impact on the management fee retained by Strategic Advisers, if any, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement. The Board noted that it will consider costs of services and profitability to Strategic Advisers and FIAM as a result of their relationship with the fund in connection with future renewals of the Amended Sub-Advisory Agreement and the fund’s advisory agreement with Strategic Advisers.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits that may accrue to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers or a sub-adviser, if any, during its annual renewal of the fund’s advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Amended Sub-Advisory Agreement, the Board considered management’s representation that it does not anticipate that the additional investment mandate will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s advisory agreement with Strategic Advisers and the fund’s sub-advisory agreements. The Board noted that the Amended Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to FIAM as assets allocated to the new investment mandate grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2h

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Income Opportunities Fund with respect to FIAM's High Yield strategy.

	# of Votes	% of Votes
Affirmative	2,412,319,473.91	94.530
Against	52,502,698.75	2.057
Abstain	87,077,956.04	3.413
TOTAL	2,551,900,128.70	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

SRQ-ANN-0417
1.912881.106

Strategic Advisers® Emerging Markets Fund of Funds Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Strategic Advisers® Emerging Markets Fund of Funds	29.08%	0.67%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds, a class of the fund, on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$10,327	Strategic Advisers® Emerging Markets Fund of Funds
$10,416	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes gained about 29%, modestly trailing the 29.94% return of the MSCI Emerging Markets Index. Versus the benchmark, the Fund's performance was dampened by underlying managers with a growth emphasis in their investment strategies, as growth-oriented stocks lagged their value-oriented counterparts this period. I believe the Fund's diversification across managers with different investment styles – a key element of my investment strategy – helped its performance stay close to that of the benchmark. Growth-oriented Fidelity® Emerging Markets Fund was the primary detractor, hurt by an overweighting in the lagging consumer staples sector and adverse positioning in materials. Oppenheimer Developing Markets Fund also detracted, due to weak security selection in Brazil, China and India. On the plus side, Acadian Emerging Markets Fund was the top relative contributor, as its multifactor, quantitative strategy outpaced the Fund’s benchmark by a healthy margin. Value-oriented Lazard Emerging Markets Equity Portfolio was another leading contributor, benefiting from picks in China and South Korea. During the period, I reduced the number of managers in the portfolio from 12 to eight to concentrate on those in which I have greater conviction.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Causeway Emerging Markets Fund - Investor Class	19.8	19.3
Acadian Emerging Markets Portfolio Institutional Class	15.8	15.1
Lazard Emerging Markets Equity Portfolio Institutional Class	15.6	15.2
T. Rowe Price Emerging Markets Stock Fund Class I	13.3	13.4
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	12.6	12.7
Oppenheimer Developing Markets Fund Class Y	11.7	11.7
Fidelity Emerging Markets Fund	9.2	10.5
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	1.9	1.9
	99.9

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Diversified Emerging Markets Funds	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of August 31, 2016
Diversified Emerging Markets Funds	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Diversified Emerging Markets Funds - 99.9%
Acadian Emerging Markets Portfolio Institutional Class	119,524	$2,189,676
Causeway Emerging Markets Fund - Investor Class	239,502	2,742,302
Fidelity Emerging Markets Fund (a)	52,712	1,278,792
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	100,519	1,743,005
Lazard Emerging Markets Equity Portfolio Institutional Class	125,315	2,156,675
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	14,596	265,945
Oppenheimer Developing Markets Fund Class Y	47,288	1,613,932
T. Rowe Price Emerging Markets Stock Fund Class I	53,281	1,837,130
TOTAL EQUITY FUNDS
(Cost $12,863,458)		13,827,457

Money Market Funds - 0.2%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (b)
(Cost $32,468)	32,468	32,468
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $12,895,926)		13,859,925
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(20,741)
NET ASSETS - 100%		$13,839,184

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$1,054,660	$7,806	$--	$7,806	$1,278,792
Total	$1,054,660	$7,806	$--	$7,806	$1,278,792

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,672,323)	$12,581,133
Affiliated issuers (cost $1,223,603)	1,278,792
Total Investments (cost $12,895,926)		$13,859,925
Receivable for investments sold		65,420
Receivable for fund shares sold		12,327
Prepaid expenses		83
Receivable from investment adviser for expense reductions		3,509
Other receivables		160
Total assets		13,941,424
Liabilities
Payable for fund shares redeemed	$77,746
Payable for audit fees	21,521
Distribution and service plan fees payable	21
Other affiliated payables	141
Other payables and accrued expenses	2,811
Total liabilities		102,240
Net Assets		$13,839,184
Net Assets consist of:
Paid in capital		$14,487,302
Distributions in excess of net investment income		(2,248)
Accumulated undistributed net realized gain (loss) on investments		(1,609,869)
Net unrealized appreciation (depreciation) on investments		963,999
Net Assets		$13,839,184
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($11,424,519 ÷ 1,189,240 shares)		$9.61
Class F:
Net Asset Value, offering price and redemption price per share ($2,184,401 ÷ 227,399 shares)		$9.61
Class L:
Net Asset Value, offering price and redemption price per share ($130,562 ÷ 13,587 shares)		$9.61
Class N:
Net Asset Value, offering price and redemption price per share ($99,702 ÷ 10,382 shares)		$9.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$129,536
Affiliated issuers		7,806
Interest		76
Total income		137,418
Expenses
Management fee	$35,290
Transfer agent fees	246
Distribution and service plan fees	229
Accounting fees and expenses	1,468
Custodian fees and expenses	10,653
Independent trustees' fees and expenses	144
Registration fees	43,180
Audit	36,257
Legal	68
Reports to shareholders	1,538
Miscellaneous	105
Total expenses before reductions	129,178
Expense reductions	(117,841)	11,337
Net investment income (loss)		126,081
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(864,063)
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,927
Total net realized gain (loss)		(861,136)
Change in net unrealized appreciation (depreciation) on investment securities		3,625,745
Net gain (loss)		2,764,609
Net increase (decrease) in net assets resulting from operations		$2,890,690

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,081	$134,503
Net realized gain (loss)	(861,136)	(715,173)
Change in net unrealized appreciation (depreciation)	3,625,745	(2,592,155)
Net increase (decrease) in net assets resulting from operations	2,890,690	(3,172,825)
Distributions to shareholders from net investment income	(116,905)	(153,397)
Distributions to shareholders from net realized gain	–	(41,904)
Total distributions	(116,905)	(195,301)
Share transactions - net increase (decrease)	992,521	1,263,774
Redemption fees	832	5,629
Total increase (decrease) in net assets	3,767,138	(2,098,723)
Net Assets
Beginning of period	10,072,046	12,170,769
End of period	$13,839,184	$10,072,046
Other Information
Distributions in excess of net investment income end of period	$(2,248)	$(15,267)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.04	$9.75	$10.53	$10.00
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.13	.14
Net realized and unrealized gain (loss)	2.08	(2.47)	.34	(.78)	.53
Total from investment operations	2.18	(2.37)	.47	(.65)	.67
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	–	(.03)	(.04)	(.03)	–
Total distributions	(.09)	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	29.08%	(23.79)%	4.86%	(6.18)%	6.71%
Ratios to Average Net AssetsI
Expenses before reductions	1.10%	1.09%	1.07%	1.25%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.08%	1.14%	1.29%	1.29%	1.71%J
Supplemental Data
Net assets, end of period (000 omitted)	$11,425	$8,485	$10,979	$9,832	$9,475
Portfolio turnover rateK	49%	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class F

Years ended February 28,	2017	2016A	2015	2014	2013B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.04	$9.75	$10.53	$10.43
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.13	.10
Net realized and unrealized gain (loss)	2.08	(2.47)	.34	(.78)	.14
Total from investment operations	2.18	(2.37)	.47	(.65)	.24
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	–	(.03)	(.04)	(.03)	–
Total distributions	(.09)	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	29.08%	(23.79)%	4.86%	(6.18)%	2.31%
Ratios to Average Net AssetsI
Expenses before reductions	1.08%	1.04%	1.03%	1.43%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.08%	1.15%	1.29%	1.29%	4.90%J
Supplemental Data
Net assets, end of period (000 omitted)	$2,184	$1,407	$988	$466	$154
Portfolio turnover rateK	49%	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class L

Years ended February 28,	2017	2016A	2015	2014B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.11
Net realized and unrealized gain (loss)	2.08	(2.48)	.35	(.36)
Total from investment operations	2.18	(2.38)	.48	(.25)
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)
Distributions from net realized gain	–	(.03)	(.04)	(.02)
Total distributions	(.09)	(.15)	(.18)D	(.13)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.05	$9.75
Total ReturnF,G	29.08%	(23.87)%	4.97%	(2.56)%
Ratios to Average Net AssetsH
Expenses before reductions	1.10%	1.08%	1.07%	1.79%I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%I
Expenses net of all reductions	.09%	.09%	.10%	.10%I
Net investment income (loss)	1.08%	1.15%	1.29%	3.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$131	$103	$102	$97
Portfolio turnover rateJ	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class N

Years ended February 28,	2017	2016A	2015	2014B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.07	.08	.11	.10
Net realized and unrealized gain (loss)	2.08	(2.48)	.34	(.36)
Total from investment operations	2.15	(2.40)	.45	(.26)
Distributions from net investment income	(.07)	(.10)	(.12)	(.10)
Distributions from net realized gain	–	(.03)	(.04)	(.02)
Total distributions	(.07)	(.13)	(.15)D	(.12)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.60	$7.52	$10.05	$9.75
Total ReturnF,G	28.68%	(24.04)%	4.69%	(2.59)%
Ratios to Average Net AssetsH
Expenses before reductions	1.35%	1.33%	1.32%	2.05%I
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%I
Expenses net of all reductions	.35%	.34%	.35%	.35%I
Net investment income (loss)	.83%	.89%	1.04%	3.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$100	$77	$102	$97
Portfolio turnover rateJ	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated underlying fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustee compensation, capital loss carryforwards, short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,021,508
Gross unrealized depreciation	(244,192)
Net unrealized appreciation (depreciation) on securities	$777,316
Tax Cost	$13,082,609

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,423,188)
Net unrealized appreciation (depreciation) on securities and other investments	$777,316

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(706,109)
Long-term	(717,079)
Total capital loss carryforward	$(1,423,188)

The Fund intends to elect to defer to its next fiscal year $2,088 of ordinary losses recognized during the period January 1, 2017 to February 28, 2017.

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$116,905	$ 153,397
Long-term Capital Gains	–	41,904
Total	$116,905	$ 195,301

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $6,785,927 and $5,785,010, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, FIL Investment Advisors, M&G Investments Management Limited, Somerset Capital Management LLP and FIAM LLC (an affiliate of the investment adviser) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2017, the Board of Trustees approved the appointment of T. Rowe Price Associates, Inc. as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$229	$229

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Emerging Markets	$242	-
Class L	3	–
Class N	1	–
	$246

(a) Amount represents less than 0.005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $35,290.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$68,396
Class F	.10%	12,017
Class L	.10%	841
Class N	.35%	637

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $660 for the period.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Emerging Markets	$95,955	$131,277
Class F	19,045	19,572
Class L	1,183	1,561
Class N	722	987
Total	$116,905	$153,397
From net realized gain
Emerging Markets	$–	$37,618
Class F	–	3,615
Class L	–	336
Class N	–	335
Total	$–	$41,904

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Emerging Markets
Shares sold	267,795	216,254	$2,443,159	$2,043,757
Reinvestment of distributions	10,953	19,731	95,955	168,895
Shares redeemed	(217,663)	(200,793)	(1,914,192)	(1,770,355)
Net increase (decrease)	61,085	35,192	$624,922	$442,297
Class F
Shares sold	93,977	110,265	$841,412	$975,103
Reinvestment of distributions	2,174	2,749	19,045	23,187
Shares redeemed	(55,842)	(24,271)	(492,467)	(211,252)
Net increase (decrease)	40,309	88,743	$367,990	$787,038
Class L
Shares sold	682	3,291	$6,034	$31,220
Reinvestment of distributions	135	224	1,183	1,897
Shares redeemed	(922)	–	(8,330)	–
Net increase (decrease)	(105)	3,515	$(1,113)	$33,117
Class N
Reinvestment of distributions	82	153	$722	$1,322
Net increase (decrease)	82	153	$722	$1,322

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 58% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Emerging Markets	.10%
Actual		$1,000.00	$1,053.90	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class F	.10%
Actual		$1,000.00	$1,055.10	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class L	.10%
Actual		$1,000.00	$1,053.90	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class N	.35%
Actual		$1,000.00	$1,053.00	$1.78
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Emerging Markets designates 1%, and 1%; Class F designates 1%, and 1%; Class L designates 1%, and 1%; and Class N designates 2%, and 1% of the dividends distributed on December 28, and December 30, 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Emerging Markets, Class F, Class L, and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets	12/29/16	$0.0906	$0.0256
Class F	12/29/16	$0.0906	$0.0256
Class L	12/29/16	$0.0906	$0.0256
Class N	12/29/16	$0.0726	$0.0256

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), M&G Investment Management Limited (M&G), and Somerset Capital Management LLP (Somerset Capital) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian, FIAM, M&G, and Somerset Capital (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that the retail class had under-performed 66% and 52% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2017 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2f

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Emerging Markets Fund of Funds with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	8,766,590.48	92.338
Against	232,179.62	2.446
Abstain	495,237.06	5.216
TOTAL	9,494,007.16	100.000

PROPOSAL 3b

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA UK)) on behalf of Strategic Advisers® Emerging Markets Fund of Funds with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	8,766,590.48	92.338
Against	232,179.62	2.446
Abstain	495,237.06	5.216
TOTAL	9,494,007.16	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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www.fidelity.com

RMF-ANN-0417
1.938033.104

Strategic Advisers® Income Opportunities Fund of Funds Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Strategic Advisers® Income Opportunities Fund of Funds	19.97%	6.77%

 A From June 19, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds, a class of the fund, on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$13,603	Strategic Advisers® Income Opportunities Fund of Funds
$13,845	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  Fueled by a resurgence in investor risk appetite, U.S. corporate high-yield bonds staged a robust advance for the 12 months ending February 28, 2017, with The BofA Merrill Lynch℠ US High Yield Constrained Index gaining 22.30% for the year. The asset class came out the gate strongly in March and April, benefiting from a revival in oil markets and strengthening macro tailwinds. Following a brief, late-June disruption related to Brexit, Britain’s surprise vote to exit the European Union, high-yield bonds resumed their rally and registered solid gains in July and August. The asset class suffered a slight downturn in November – its first negative month since January 2016 – as interest rates spiked following the U.S. presidential election. High-yield bonds bounced back strongly in December, bolstered by the positive fundamental implications of higher oil prices and potentially supportive fiscal and regulatory policy changes by the incoming Trump administration. The rally continued in January and February, aided by investor optimism despite few specifics on the new administration’s plans. Reflecting a more favorable environment for riskier assets during the period, lower-quality bonds within the index fared best by a wide margin. Gains were broad-based across industries, with energy, steel and metals & mining leading the way amid firming commodities prices. By contrast, more-defensive categories, such as food, beverage & tobacco, lagged.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes gained about 19% to 20%, trailing the The BofA Merrill Lynch US High Yield Constrained Index. I was pleased with the Fund’s absolute return, but our relative performance was hampered by the fact that most of our underlying managers were not positioned to capitalize on a risk-driven rally led by lower-quality bonds. Many managers had sizable underweightings in lower-quality bonds and some were meaningfully underexposed to energy and metals & mining. Most managers also held substantial cash stakes, which dampened their performance in an up market. BlackRock High Yield Bond Fund and T. Rowe Price High Yield Fund were the two biggest relative detractors. Both of these funds were hurt by allocations to non-U.S. high-yield bonds, which underperformed their U.S. counterparts over the 12-month period. Fidelity® Capital & Income Fund was another detractor, due to a large underweighting in energy and adverse selection within that sector. This fund also was weighed down by an investment in bankrupt electric utility Energy Future Holdings. On the plus side, Hotchkis & Wiley High Yield Fund was the primary relative contributor, benefiting from an overweighting in energy, along with strong selections across several industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund I Class	24.8	24.3
Hotchkis & Wiley High Yield Fund Class I	20.6	20.1
MainStay High Yield Corporate Bond Fund Class I	20.2	20.0
BlackRock High Yield Bond Fund Institutional Class	20.0	19.5
Fidelity Capital & Income Fund	14.6	16.2
	100.2

Asset Allocation (% of fund's net assets)

As of February 28, 2017
High Yield Fixed-Income Funds	100.2%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of August 31, 2016
High Yield Fixed-Income Funds	100.1%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Fixed-Income Funds - 100.2%
	Shares	Value
High Yield Fixed-Income Funds - 100.2%
BlackRock High Yield Bond Fund Institutional Class	220,759	$1,717,508
Fidelity Capital & Income Fund (a)	124,892	1,257,661
Hotchkis & Wiley High Yield Fund Class I	144,072	1,776,412
MainStay High Yield Corporate Bond Fund Class I	298,879	1,739,473
T. Rowe Price High Yield Fund I Class	316,231	2,137,724

TOTAL HIGH YIELD FIXED-INCOME FUNDS		8,628,778

TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $8,337,893)		8,628,778
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(16,194)
NET ASSETS - 100%		$8,612,584

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Capital & Income Fund	$1,053,814	$49,097	$--	$52,799	$1,257,661
Total	$1,053,814	$49,097	$--	$52,799	$1,257,661

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,123,564)	$7,371,117
Affiliated issuers (cost $1,214,329)	1,257,661
Total Investments (cost $8,337,893)		$8,628,778
Receivable for investments sold		53,707
Receivable for fund shares sold		10,818
Dividends receivable		4,163
Prepaid expenses		53
Receivable from investment adviser for expense reductions		3,244
Other receivables		88
Total assets		8,700,851
Liabilities
Payable for fund shares redeemed	$64,524
Distributions payable	2
Distribution and service plan fees payable	24
Other affiliated payables	88
Audit fee payable	21,521
Other payables and accrued expenses	2,108
Total liabilities		88,267
Net Assets		$8,612,584
Net Assets consist of:
Paid in capital		$8,961,709
Undistributed net investment income		4,721
Accumulated undistributed net realized gain (loss) on investments		(644,731)
Net unrealized appreciation (depreciation) on investments		290,885
Net Assets		$8,612,584
Income Opportunities:
Net Asset Value, offering price and redemption price per share ($8,010,109 ÷ 788,600 shares)		$10.16
Class F:
Net Asset Value, offering price and redemption price per share ($368,066 ÷ 36,232 shares)		$10.16
Class L:
Net Asset Value, offering price and redemption price per share ($117,690 ÷ 11,587 shares)		$10.16
Class N:
Net Asset Value, offering price and redemption price per share ($116,719 ÷ 11,492 shares)		$10.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$368,027
Affiliated issuers		52,799
Total income		420,826
Expenses
Management fee	$21,645
Transfer agent fees	261
Distribution and service plan fees	271
Accounting fees and expenses	900
Custodian fees and expenses	8,175
Independent trustees' fees and expenses	89
Registration fees	44,717
Audit	36,257
Legal	40
Proxy	13,267
Miscellaneous	67
Total expenses before reductions	125,689
Expense reductions	(118,192)	7,497
Net investment income (loss)		413,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(64,835)
Realized gain distributions from underlying funds:
Unaffiliated issuers	12,051
Total net realized gain (loss)		(52,784)
Change in net unrealized appreciation (depreciation) on investment securities		924,450
Net gain (loss)		871,666
Net increase (decrease) in net assets resulting from operations		$1,284,995

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$413,329	$408,999
Net realized gain (loss)	(52,784)	(553,053)
Change in net unrealized appreciation (depreciation)	924,450	(432,818)
Net increase (decrease) in net assets resulting from operations	1,284,995	(576,872)
Distributions to shareholders from net investment income	(414,457)	(402,806)
Distributions to shareholders from net realized gain	(10,676)	(75,901)
Total distributions	(425,133)	(478,707)
Share transactions - net increase (decrease)	1,277,661	108,912
Redemption fees	1,466	(1,678)
Total increase (decrease) in net assets	2,138,989	(948,345)
Net Assets
Beginning of period	6,473,595	7,421,940
End of period	$8,612,584	$6,473,595
Other Information
Undistributed net investment income end of period	$4,721	$5,894

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.42	$10.88	$10.60	$10.00
Income from Investment Operations
Net investment income (loss)C	.559	.562	.585	.616	.436
Net realized and unrealized gain (loss)	1.192	(1.339)	(.382)	.296	.615
Total from investment operations	1.751	(.777)	.203	.912	1.051
Distributions from net investment income	(.560)	(.553)	(.586)	(.610)	(.431)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.031)	(.020)
Total distributions	(.573)	(.661)	(.665)	(.641)	(.451)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.009	–D
Net asset value, end of period	$10.16	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	19.97%	(7.83)%	1.95%	9.02%	10.69%
Ratios to Average Net AssetsG
Expenses before reductions	1.74%	1.50%	1.53%	4.32%	10.12%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%	6.03%H
Supplemental Data
Net assets, end of period (000 omitted)	$8,010	$5,632	$6,515	$5,358	$1,042
Portfolio turnover rateI	37%	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.42	$10.88	$10.60	$10.52
Income from Investment Operations
Net investment income (loss)C	.557	.561	.586	.617	.125
Net realized and unrealized gain (loss)	1.194	(1.338)	(.383)	.295	.096
Total from investment operations	1.751	(.777)	.203	.912	.221
Distributions from net investment income	(.560)	(.553)	(.586)	(.610)	(.121)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.031)	(.020)
Total distributions	(.573)	(.661)	(.665)	(.641)	(.141)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.009	–D
Net asset value, end of period	$10.16	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	19.97%	(7.83)%	1.95%	9.02%	2.11%
Ratios to Average Net AssetsG
Expenses before reductions	1.77%	1.49%	1.53%	4.16%	7.40%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%	5.99%H
Supplemental Data
Net assets, end of period (000 omitted)	$368	$646	$694	$639	$184
Portfolio turnover rateI	37%	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.558	.561	.585	.186
Net realized and unrealized gain (loss)	1.193	(1.328)	(.392)	.278
Total from investment operations	1.751	(.767)	.193	.464
Distributions from net investment income	(.560)	(.553)	(.586)	(.180)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.027)
Total distributions	(.573)	(.661)	(.665)	(.207)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.003
Net asset value, end of period	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	19.96%	(7.74)%	1.85%	4.44%
Ratios to Average Net AssetsF
Expenses before reductions	1.75%	1.50%	1.54%	3.35%G
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%	.10%G
Net investment income (loss)	5.74%	5.73%	5.50%	5.83%G
Supplemental Data
Net assets, end of period (000 omitted)	$118	$98	$106	$104
Portfolio turnover rateH	37%	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.534	.537	.559	.178
Net realized and unrealized gain (loss)	1.192	(1.329)	(.392)	.279
Total from investment operations	1.726	(.792)	.167	.457
Distributions from net investment income	(.535)	(.528)	(.560)	(.173)
Distributions from net realized gain	(.013)	(.108)	(.079)	(.027)
Total distributions	(.548)	(.636)	(.639)	(.200)
Redemption fees added to paid in capitalC	.002	(.002)	.002	.003
Net asset value, end of period	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	19.66%	(7.97)%	1.60%	4.37%
Ratios to Average Net AssetsF
Expenses before reductions	2.00%	1.75%	1.78%	3.61%G
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%G
Expenses net of all reductions	.35%	.35%	.35%	.35%G
Net investment income (loss)	5.49%	5.48%	5.25%	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$117	$98	$106	$104
Portfolio turnover rateH	37%	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$386,703
Gross unrealized depreciation	(147,017)
Net unrealized appreciation (depreciation) on securities	$239,686
Tax Cost	$8,389,092

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,183
Capital loss carryforward	$(594,906)
Net unrealized appreciation (depreciation) on securities and other investments	$239,686

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (52,831)
Long-term	(542,075)
Total capital loss carryforward	$(594,906)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$425,133	$ 415,940
Long-term Capital Gains	–	62,767
Total	$425,133	$ 478,707

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $3,933,045 and $2,648,546, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (FIAM)(an affiliate of the investment adviser) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$271	$271

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Income Opportunities	$257	–
Class L	2	–
Class N	2	–
	$261

 (a) Amount less than .005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $21,645

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$86,058
Class F	.10%	7,548
Class L	.10%	1,465
Class N	.35%	1,476

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Income Opportunities	$370,334	$353,566
Class F	31,875	37,846
Class L	6,282	5,840
Class N	5,966	5,554
Total	$414,457	$402,806
From net realized gain
Income Opportunities	$9,722	$66,570
Class F	659	7,104
Class L	148	1,116
Class N	147	1,111
Total	$10,676	$75,901

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Income Opportunities
Shares sold	437,285	234,908	$4,301,047	$2,325,146
Reinvestment of distributions	38,891	42,871	379,977	419,934
Shares redeemed	(314,625)	(276,197)	(3,066,874)	(2,700,765)
Net increase (decrease)	161,551	1,582	$1,614,150	$44,315
Class F
Shares sold	10,853	21,905	$105,566	$216,299
Reinvestment of distributions	3,344	4,596	32,534	44,950
Shares redeemed	(49,846)	(21,270)	(487,133)	(210,272)
Net increase (decrease)	(35,649)	5,231	$(349,033)	$50,977
Class L
Reinvestment of distributions	659	709	$6,430	$6,955
Net increase (decrease)	659	709	$6,430	$6,955
Class N
Reinvestment of distributions	627	680	$6,114	$6,665
Net increase (decrease)	627	680	$6,114	$6,665

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Income Opportunities	.11%
Actual		$1,000.00	$1,058.40	$.56
Hypothetical-C		$1,000.00	$1,024.25	$.55
Class F	.03%
Actual		$1,000.00	$1,058.40	$.15
Hypothetical-C		$1,000.00	$1,024.65	$.15
Class L	.07%
Actual		$1,000.00	$1,058.40	$.36
Hypothetical-C		$1,000.00	$1,024.45	$.35
Class N	.32%
Actual		$1,000.00	$1,057.10	$1.63
Hypothetical-C		$1,000.00	$1,023.21	$1.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Income Opportunities Fund of Funds
Class F	04/10/17	04/07/17	$0.003
Class L	04/10/17	04/07/17	$0.003
Class N	04/10/17	04/07/17	$0.003
Income Opportunities	04/10/17	04/07/17	$0.003

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services  The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the second quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that the retail class had out-performed 53% and 70% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses of each class rank above their competitive medians primarily due to acquired fund fees and expenses.

Fees Charged to Other Clients.  The Board also considered fee structures paid by Strategic Advisers' other clients, such as other funds advised or subadvised by Strategic Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2017 and the Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund’s Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Board Approval of Investment Advisory Contract and Management Fees  Strategic Advisers Income Opportunities Fund of Funds  On December 1, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with FIAM LLC (FIAM ) for the fund (the Amended Sub-Advisory Agreement) to add an additional investment mandate. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement with FIAM on behalf of the fund, except with respect to the date of execution and the fee schedule, which was amended to add a new investment mandate.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by FIAM from its oversight of FIAM on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund on behalf of the new investment mandate. The Board also took into consideration the fund’s investment objective, strategies and related investment philosophy and additional information regarding the new investment mandate provided by Strategic Advisers and FIAM. The Board also considered the structure of FIAM’s portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that FIAM will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that FIAM’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered FIAM’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIAM under the new investment mandate and (ii) the resources devoted by FIAM to its compliance program, which the Board is familiar with through its oversight of FIAM on behalf of other funds overseen by the Board.

Investment Performance.  The Board also considered the historical investment performance of FIAM and the portfolio manager in managing funds and accounts under a similar investment mandate as well as relevant historical performance comparisons within the high yield asset class.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Amended Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund’s investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to FIAM and the projected change in the fund’s total operating expenses, if any, as a result of the new investment mandate. The Board also considered relevant competitive fee comparisons for other investment advisers within the high yield asset class.

The Board considered that the fee schedule for the additional mandate is identical to the fee schedule for the existing mandate and that the Amended Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers’ portion of the management fee, Strategic Advisers’ contractual management fee waiver for the fund or Strategic Advisers’ expense reimbursement arrangements for each class of the fund. The Board also considered that there are no expected changes to the fund’s management fee or total net expenses as a result of approving the Amended Sub-Advisory Agreement because Strategic Advisers does not expect to allocate assets to FIAM under the new investment mandate at this time. As a result, the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund’s advisory contracts at the September 2016 meeting.

Based on its review, the Board concluded that the fund’s management fee structure and any projected changes to total expenses (if any) bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement will have no impact on the management fee retained by Strategic Advisers, if any, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement. The Board noted that it will consider costs of services and profitability to Strategic Advisers and FIAM as a result of their relationship with the fund in connection with future renewals of the Amended Sub-Advisory Agreement and the fund’s advisory agreement with Strategic Advisers.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits that may accrue to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers or a sub-adviser, if any, during its annual renewal of the fund’s advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the Amended Sub-Advisory Agreement, the Board considered management’s representation that it does not anticipate that the additional investment mandate will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s advisory agreement with Strategic Advisers and the fund’s sub-advisory agreements. The Board noted that the Amended Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to FIAM as assets allocated to the new investment mandate grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2g

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Income Opportunities Fund with respect to FIAM's High Yield strategy.

	# of Votes	% of Votes
Affirmative	3,491,326.14	91.992
Against	106,375.04	2.803
Abstain	197,536.36	5.205
TOTAL	3,795,237.54	100.000
Proposal 1 reflects trust wide proposal and voting results.

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Strategic Advisers® International Multi-Manager Fund Class F Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Class F	12.92%	6.06%

 A From May 2, 2012

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class F on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$13,289	Strategic Advisers® International Multi-Manager Fund - Class F
$13,364	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes returned about 13%, trailing the 15.98% advance of the benchmark MSCI EAFE Index. Versus the benchmark, Fund performance was hampered by underlying managers with substantial holdings of domestically focused U.K.-based banks and other companies that were negatively affected by the Brexit vote. Adverse positioning in Australia and Japan by several managers also weighed on relative performance. A growth tilt in a couple of underlying strategies was another negative, as growth-oriented stocks lagged their value-oriented counterparts for most of the period. The primary relative detractors were the Select International strategy managed by sub-adviser FIAM® and the International Value strategy run by sub-adviser Massachusetts Financial Services (MFS). FIAM was hampered by poor stock picks in the U.K., continental Europe and Japan. MFS, meanwhile, struggled partly due to investments in defensive stocks with higher dividend yields, particularly in consumer staples.. Quality growth-focused sub-adviser William Blair Investment Management also detracted. I trimmed the Fund’s allocation to the MFS International Value strategy. Additionally, I augmented the Fund’s exposure to value-driven managers by increasing our allocation to sub-adviser Causeway Capital Management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA	1.9	2.1
Novartis AG	1.6	1.6
British American Tobacco PLC (United Kingdom)	1.5	1.2
KDDI Corp.	1.3	1.7
Schneider Electric SA	1.3	1.3
Roche Holding AG (participation certificate)	1.3	1.3
Reckitt Benckiser Group PLC	1.2	1.4
Danone SA	1.0	1.4
Volkswagen AG	1.0	0.7
Akzo Nobel NV	0.9	0.9
	13.0

Top Five Market Sectors as of February 28, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.6	19.2
Industrials	14.9	14.2
Consumer Staples	12.2	14.0
Information Technology	10.7	11.3
Consumer Discretionary	8.9	8.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Geographic Diversification (% of fund's net assets)

As of February 28, 2017
Japan	19.2%
United Kingdom	16.1%
Switzerland	10.3%
United States of America*	9.6%
France	8.6%
Germany	8.3%
Australia	3.6%
Netherlands	3.3%
Canada	2.2%
Other	18.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

As of August 31, 2016
Japan	18.1%
United Kingdom	14.9%
United States of America*	10.6%
Switzerland	9.9%
France	9.6%
Germany	8.2%
Netherlands	4.0%
Australia	3.5%
Hong Kong	2.4%
Other	18.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	91.0%
Preferred Stocks	2.0%
Equity Funds	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.4%

As of August 31, 2016
Common Stocks	90.9%
Preferred Stocks	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.6%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 91.0%
	Shares	Value
CONSUMER DISCRETIONARY - 7.9%
Auto Components - 0.9%
Brembo SpA	222	$14,911
Bridgestone Corp.	900	35,897
Compagnie Plastic Omnium	688	23,236
GKN PLC	37,337	166,740
Koito Manufacturing Co. Ltd.	1,900	97,922
Michelin CGDE Series B	633	71,117
Valeo SA	2,139	131,454
		541,277
Automobiles - 0.9%
Fuji Heavy Industries Ltd.	5,100	190,980
Honda Motor Co. Ltd.	1,600	49,564
Mitsubishi Motors Corp. of Japan	6,500	42,062
Suzuki Motor Corp.	3,000	117,335
Tata Motors Ltd. sponsored ADR	767	25,764
Toyota Motor Corp.	2,300	130,118
		555,823
Hotels, Restaurants & Leisure - 1.6%
Accor SA	1,185	46,763
Carnival PLC	4,728	257,682
Compass Group PLC	24,983	464,133
Domino's Pizza UK & IRL PLC	2,930	13,961
Dominos Pizza Enterprises Ltd.	266	11,360
Melco Crown Entertainment Ltd. sponsored ADR	2,900	47,473
Paddy Power Betfair PLC	603	66,032
TUI AG	352	4,960
Yum China Holdings, Inc. (a)	2,268	60,306
		972,670
Household Durables - 0.9%
Bellway PLC	730	23,606
Haseko Corp.	1,700	20,126
Husqvarna AB (B Shares)	1,631	13,976
Nikon Corp.	5,900	90,171
Panasonic Corp.	5,700	62,547
SEB SA	94	12,383
Sony Corp.	3,500	108,149
Taylor Wimpey PLC	29,946	66,885
Techtronic Industries Co. Ltd.	41,000	146,827
		544,670
Internet & Direct Marketing Retail - 0.0%
Rakuten, Inc.	2,500	24,767
Leisure Products - 0.0%
Yamaha Corp.	900	23,448
Media - 0.9%
Altice NV:
Class A (a)	2,536	53,478
Class B (a)	800	16,878
Axel Springer Verlag AG	789	41,258
Cineworld Group PLC	1,671	13,260
Dentsu, Inc.	1,000	55,365
ProSiebenSat.1 Media AG	1,170	46,866
Publicis Groupe SA	1	67
UBM PLC	2,744	25,383
Vivendi SA	3,352	59,020
WPP PLC	10,802	254,132
		565,707
Multiline Retail - 0.1%
Dollarama, Inc.	421	32,420
Ryohin Keikaku Co. Ltd.	200	42,280
		74,700
Specialty Retail - 1.0%
Carphone Warehouse Group PLC	3,630	13,648
Dufry AG (a)	483	69,684
Esprit Holdings Ltd. (a)	91,250	86,397
Inditex SA	4,136	132,542
JB Hi-Fi Ltd.	867	17,828
Nitori Holdings Co. Ltd.	700	81,499
Shimamura Co. Ltd.	100	12,942
USS Co. Ltd.	12,100	207,222
WH Smith PLC	858	18,014
		639,776
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	682	114,446
Burberry Group PLC	1,525	32,661
Christian Dior SA	255	54,002
Compagnie Financiere Richemont SA Series A	4,936	363,582
Gildan Activewear, Inc.	4,690	118,821
Hermes International SCA	78	34,037
LVMH Moet Hennessy - Louis Vuitton SA	1,048	210,523
Pandora A/S	824	93,945
Salvatore Ferragamo Italia SpA	280	8,003
		1,030,020

TOTAL CONSUMER DISCRETIONARY		4,972,858

CONSUMER STAPLES - 11.5%
Beverages - 1.6%
Anheuser-Busch InBev SA NV	1,418	155,110
Asahi Group Holdings	2,200	77,723
Diageo PLC	6,715	189,329
Embotelladoras Arca S.A.B. de CV	4,473	25,048
Fever-Tree Drinks PLC	523	9,124
Heineken NV (Bearer)	2,439	201,284
ITO EN Ltd.	2,800	95,705
Pernod Ricard SA	2,301	263,026
		1,016,349
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	175	7,782
Bidcorp Ltd.	867	17,381
Clicks Group Ltd.	3,029	29,672
Colruyt NV	373	17,494
Koninklijke Ahold Delhaize NV	2,181	46,350
PriceSmart, Inc.	581	51,360
Seven & i Holdings Co. Ltd.	1,500	58,740
Spar Group Ltd.	1,400	19,051
Sundrug Co. Ltd.	1,700	111,825
Tesco PLC (a)	13,350	31,197
Tsuruha Holdings, Inc.	200	18,514
X5 Retail Group NV GDR (Reg. S) (a)	426	12,908
		422,274
Food Products - 3.5%
Aryzta AG	3,870	125,153
Danone SA	9,479	627,112
Greencore Group PLC	7,086	22,826
Kerry Group PLC Class A	1,795	137,868
Nestle SA	16,179	1,193,981
Toyo Suisan Kaisha Ltd.	2,700	99,016
		2,205,956
Household Products - 1.8%
Colgate-Palmolive Co.	4,389	320,309
Lion Corp.	1,000	17,268
Reckitt Benckiser Group PLC	7,828	710,780
Svenska Cellulosa AB (SCA) (B Shares)	2,586	79,471
		1,127,828
Personal Products - 1.7%
Kao Corp.	6,300	325,304
Kobayashi Pharmaceutical Co. Ltd.	2,200	101,829
Kose Corp.	500	42,815
L'Oreal SA	1,098	204,203
Pola Orbis Holdings, Inc.	300	28,653
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,333	157,778
Unilever PLC	4,002	189,861
		1,050,443
Tobacco - 2.2%
British American Tobacco PLC (United Kingdom)	14,924	942,668
Imperial Tobacco Group PLC	1,323	62,268
Japan Tobacco, Inc.	10,900	364,514
KT&G Corp.	446	40,299
		1,409,749

TOTAL CONSUMER STAPLES		7,232,599

ENERGY - 4.8%
Energy Equipment & Services - 0.4%
Amec Foster Wheeler PLC	3,189	17,391
Core Laboratories NV	430	49,201
John Wood Group PLC	4,385	41,108
Subsea 7 SA (a)	1,196	16,905
TechnipFMC PLC (a)	2,607	84,085
Tecnicas Reunidas SA	1,041	40,364
		249,054
Oil, Gas & Consumable Fuels - 4.4%
BP PLC	29,491	166,290
Cairn Energy PLC (a)	24,219	66,806
Canadian Natural Resources Ltd.	3,029	86,865
CNOOC Ltd.	175,000	207,024
Enbridge, Inc.	1,592	67,003
Encana Corp.	15,947	176,735
Eni SpA	9,023	139,200
Galp Energia SGPS SA Class B	9,157	134,746
INPEX Corp.	8,000	79,469
Lundin Petroleum AB (a)	4,029	82,574
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	211	14,470
Oil Search Ltd. ADR	12,366	66,177
Royal Dutch Shell PLC:
Class A (Netherlands)	6,102	158,103
Class A (United Kingdom)	10,717	277,332
Class B (United Kingdom)	13,030	352,704
Statoil ASA	3,359	59,223
Suncor Energy, Inc.	2,210	68,803
Total SA	9,246	461,338
Woodside Petroleum Ltd.	4,595	110,410
		2,775,272

TOTAL ENERGY		3,024,326

FINANCIALS - 17.4%
Banks - 9.2%
ABN AMRO Group NV GDR	3,153	72,150
Australia & New Zealand Banking Group Ltd.	2,864	67,851
Bank of Ireland (a)	138,564	32,882
Bankinter SA	13,127	101,227
Barclays PLC	129,309	363,447
BNP Paribas SA	7,974	465,719
BOC Hong Kong (Holdings) Ltd.	23,500	92,936
CaixaBank SA	65,484	228,198
Chiba Bank Ltd.	6,000	41,924
Credicorp Ltd. (United States)	372	61,239
Danske Bank A/S	2,433	81,206
DBS Group Holdings Ltd.	3,400	45,442
DNB ASA	11,762	192,912
Dubai Islamic Bank Pakistan Ltd. (a)	21,824	37,141
HDFC Bank Ltd. sponsored ADR	3,386	242,742
HSBC Holdings PLC (United Kingdom)	6,250	50,201
Industrial & Commercial Bank of China Ltd. (H Shares)	194,000	127,202
ING Groep NV (Certificaten Van Aandelen)	15,256	210,176
Intesa Sanpaolo SpA	96,698	225,151
Jyske Bank A/S (Reg.)	754	38,824
KBC Groep NV	5,399	330,256
Lloyds Banking Group PLC	579,280	493,844
Mebuki Financial Group, Inc.	9,530	41,990
Mitsubishi UFJ Financial Group, Inc.	52,300	346,005
National Australia Bank Ltd.	2,386	58,521
Nordea Bank AB	10,974	128,625
North Pacific Bank Ltd.	9,000	37,331
PT Bank Central Asia Tbk	40,600	47,036
Shinsei Bank Ltd.	21,000	38,319
Societe Generale Series A	2,088	92,807
Standard Chartered PLC (United Kingdom) (a)	3,544	31,768
Sumitomo Mitsui Financial Group, Inc.	9,200	358,406
Svenska Handelsbanken AB (A Shares)	12,059	167,794
Swedbank AB (A Shares)	6,938	171,325
Sydbank A/S	1,002	34,672
The Hachijuni Bank Ltd.	6,000	37,919
The Suruga Bank Ltd.	1,000	22,164
The Toronto-Dominion Bank	3,148	162,259
UniCredit SpA	19,274	258,299
United Overseas Bank Ltd.	6,643	101,916
Westpac Banking Corp.	1,913	49,404
		5,789,230
Capital Markets - 2.1%
3i Group PLC	3,978	33,985
Azimut Holding SpA	889	14,928
Banca Generali SpA	1,089	26,304
Close Brothers Group PLC	741	13,866
Credit Suisse Group AG	7,526	113,545
Daiwa Securities Group, Inc.	7,000	44,382
IG Group Holdings PLC	5,850	38,872
Intermediate Capital Group PLC	1,826	16,087
Julius Baer Group Ltd.	2,407	117,721
Jupiter Fund Management PLC	2,123	11,046
London Stock Exchange Group PLC	632	24,138
Macquarie Group Ltd.	3,002	199,437
Magellan Financial Group Ltd.	1,615	28,269
Nomura Holdings, Inc.	3,000	19,388
Partners Group Holding AG	232	121,388
UBS Group AG	29,865	460,011
		1,283,367
Consumer Finance - 0.3%
AEON Financial Service Co. Ltd.	7,200	139,328
Cembra Money Bank AG	186	15,093
Provident Financial PLC	494	17,899
		172,320
Diversified Financial Services - 0.8%
AMP Ltd.	23,395	87,532
Cerved Information Solutions SpA	3,252	29,043
Challenger Ltd.	6,937	60,845
Element Financial Corp.	5,729	60,689
Kyushu Railway Co.	1,400	43,740
ORIX Corp.	13,600	211,545
RMB Holdings Ltd.	2,936	14,193
Zenkoku Hosho Co. Ltd.	400	13,013
		520,600
Insurance - 5.0%
AIA Group Ltd.	52,000	328,563
Aon PLC	1,085	125,480
Aviva PLC	63,211	390,195
AXA SA	4,323	102,101
Dai-ichi Mutual Life Insurance Co.	1,200	22,564
Direct Line Insurance Group PLC	5,833	24,862
Euler Hermes SA	357	31,486
Fairfax Financial Holdings Ltd. (sub. vtg.)	511	230,069
Gjensidige Forsikring ASA	764	11,947
Hiscox Ltd.	12,406	167,179
Insurance Australia Group Ltd.	14,596	67,145
Intact Financial Corp.	149	10,563
Jardine Lloyd Thompson Group PLC	3,292	42,074
Manulife Financial Corp.	4,800	85,758
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	23,500	125,327
Prudential PLC	20,248	404,657
QBE Insurance Group Ltd.	3,515	33,175
Sampo Oyj (A Shares)	1,200	54,678
Sanlam Ltd.	4,563	23,574
Sony Financial Holdings, Inc.	1,800	31,628
St. James's Place Capital PLC	2,349	30,751
Standard Life PLC	6,641	30,383
Swiss Re Ltd.	1,035	92,540
Tokio Marine Holdings, Inc.	4,300	188,275
Zurich Insurance Group AG	1,801	497,028
		3,152,002

TOTAL FINANCIALS		10,917,519

HEALTH CARE - 8.3%
Biotechnology - 0.6%
CSL Ltd.	1,153	104,189
Genmab A/S (a)	116	22,979
Grifols SA	2,044	44,705
Shire PLC	3,570	215,266
		387,139
Health Care Equipment & Supplies - 0.6%
ASAHI INTECC Co. Ltd.	268	10,568
bioMerieux SA	99	15,218
Hoya Corp.	1,200	54,304
Nihon Kohden Corp.	4,200	91,929
Olympus Corp.	1,900	67,226
Terumo Corp.	3,400	117,878
		357,123
Health Care Providers & Services - 0.2%
Fresenius Medical Care AG & Co. KGaA	659	54,829
Fresenius SE & Co. KGaA	836	66,442
		121,271
Life Sciences Tools & Services - 0.2%
Eurofins Scientific SA	42	17,945
ICON PLC (a)	420	35,183
Lonza Group AG	372	68,522
		121,650
Pharmaceuticals - 6.7%
Astellas Pharma, Inc.	4,300	57,922
AstraZeneca PLC (United Kingdom)	5,573	321,172
Bayer AG	4,639	510,605
Chugai Pharmaceutical Co. Ltd.	500	16,667
CSPC Pharmaceutical Group Ltd.	12,000	14,685
GlaxoSmithKline PLC	22,270	455,709
Ipsen SA	218	19,365
Novartis AG	12,416	969,589
Novo Nordisk A/S Series B	2,134	75,558
Recordati SpA	503	15,970
Roche Holding AG (participation certificate)	3,203	779,625
Rohto Pharmaceutical Co. Ltd.	1,000	19,048
Sanofi SA	4,521	389,973
Santen Pharmaceutical Co. Ltd.	20,900	299,515
Shionogi & Co. Ltd.	4,400	215,330
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,000	35,020
		4,195,753

TOTAL HEALTH CARE		5,182,936

INDUSTRIALS - 14.9%
Aerospace & Defense - 0.8%
BAE Systems PLC	18,039	141,219
Cobham PLC	69,773	103,720
Leonardo SpA (a)	4,594	63,123
MTU Aero Engines Holdings AG	306	38,836
Rolls-Royce Holdings PLC	7,196	70,281
Thales SA	1,138	112,121
		529,300
Air Freight & Logistics - 0.7%
Deutsche Post AG	2,924	100,209
Yamato Holdings Co. Ltd.	15,300	334,273
		434,482
Airlines - 0.4%
Japan Airlines Co. Ltd.	8,200	267,798
Building Products - 0.9%
Compagnie de St. Gobain	1,602	76,762
Daikin Industries Ltd.	2,900	275,299
Geberit AG (Reg.)	109	47,166
Kaba Holding AG (B Shares) (Reg.)	19	15,702
Kingspan Group PLC (Ireland)	753	23,134
Nichias Corp.	1,000	9,382
Toto Ltd.	3,300	127,042
		574,487
Commercial Services & Supplies - 1.1%
Babcock International Group PLC	1,598	18,798
Berendsen PLC	871	9,895
Brambles Ltd.	60,493	431,798
Downer Edi Ltd.	3,133	16,887
Intrum Justitia AB	617	22,317
Park24 Co. Ltd.	700	19,658
Prosegur Compania de Seguridad SA (Reg.)	1,933	11,181
Rentokil Initial PLC	8,316	24,673
Secom Co. Ltd.	1,900	138,426
		693,633
Construction & Engineering - 0.6%
Balfour Beatty PLC	33,792	115,981
Bouygues SA	915	35,255
Ferrovial SA	2,159	40,953
SHIMIZU Corp.	2,000	18,354
Taisei Corp.	5,000	35,071
VINCI SA	2,236	161,103
		406,717
Electrical Equipment - 2.6%
ABB Ltd. (Reg.)	19,827	447,897
Fuji Electric Co. Ltd.	3,000	16,583
Legrand SA	4,191	236,294
Mitsubishi Electric Corp.	4,800	70,390
Nidec Corp.	600	56,024
Schneider Electric SA	11,830	801,546
		1,628,734
Industrial Conglomerates - 0.4%
Bidvest Group Ltd.	867	10,246
CK Hutchison Holdings Ltd.	7,920	97,841
Koninklijke Philips Electronics NV	3,103	94,020
Siemens AG	544	70,720
		272,827
Machinery - 3.2%
Alfa Laval AB	8,299	150,229
Alstom SA (a)	1,565	42,485
Daifuku Co. Ltd.	900	21,021
Fanuc Corp.	800	157,116
GEA Group AG	6,225	242,292
Glory Ltd.	900	30,842
IMI PLC	10,924	168,218
Interpump Group SpA	1,236	25,167
Kawasaki Heavy Industries Ltd.	8,000	25,137
KION Group AG	264	15,399
Komatsu Ltd.	10,200	245,196
Kone Oyj (B Shares)	1,576	70,558
Kubota Corp.	10,200	162,290
NGK Insulators Ltd.	2,000	43,064
Nordson Corp.	969	116,319
Schindler Holding AG (participation certificate)	934	180,597
SKF AB (B Shares)	2,943	56,046
SMC Corp.	100	28,350
Spirax-Sarco Engineering PLC	2,576	142,209
Sumitomo Heavy Industries Ltd.	6,000	42,459
Wartsila Corp.	618	31,773
		1,996,767
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	20	32,520
Professional Services - 1.4%
Adecco SA (Reg.)	1,508	108,406
Experian PLC	1,915	37,936
Intertek Group PLC	2,083	91,162
Nihon M&A Center, Inc.	700	21,465
Randstad Holding NV	1,033	60,091
Recruit Holdings Co. Ltd.	1,200	58,854
RELX NV	15,004	265,683
SGS SA (Reg.)	72	153,054
Temp Holdings Co., Ltd.	700	11,857
Wolters Kluwer NV	2,014	82,497
		891,005
Road & Rail - 1.1%
Canadian National Railway Co.	1,124	78,160
Canadian Pacific Railway Ltd.	899	132,278
ComfortDelgro Corp. Ltd.	19,600	34,545
DSV de Sammensluttede Vognmaend A/S	900	44,302
East Japan Railway Co.	4,200	379,643
		668,928
Trading Companies & Distributors - 1.2%
Brenntag AG	2,285	131,010
Bunzl PLC	9,072	253,845
Finning International, Inc.	644	11,957
Itochu Corp.	2,600	37,642
Misumi Group, Inc.	3,500	61,155
Mitsubishi Corp.	4,400	99,264
Wolseley PLC	2,216	135,211
		730,084
Transportation Infrastructure - 0.4%
Aena SA	642	91,818
Atlantia SpA	1,290	30,202
China Merchants Holdings International Co. Ltd.	26,593	74,165
Kamigumi Co. Ltd.	3,000	28,119
		224,304

TOTAL INDUSTRIALS		9,351,586

INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.1%
Telefonaktiebolaget LM Ericsson (B Shares)	7,821	50,745
Electronic Equipment & Components - 1.7%
Alps Electric Co. Ltd.	2,100	62,526
China High Precision Automation Group Ltd. (a)	15,000	0
Halma PLC	9,433	113,831
Hirose Electric Co. Ltd.	855	114,766
Hitachi Ltd.	56,000	308,450
Keyence Corp.	400	154,738
Murata Manufacturing Co. Ltd.	300	43,126
OMRON Corp.	2,600	111,781
Renishaw PLC	391	14,904
Spectris PLC	2,885	86,990
Yokogawa Electric Corp.	3,200	49,818
		1,060,930
Internet Software & Services - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,910	196,539
Baidu.com, Inc. sponsored ADR (a)	1,300	226,369
Just Eat Holding Ltd. (a)	7,488	46,504
Moneysupermarket.com Group PLC	2,755	11,271
NAVER Corp.	101	69,090
SINA Corp.	248	17,243
Tencent Holdings Ltd.	3,400	90,226
Yahoo! Japan Corp.	3,100	14,376
		671,618
IT Services - 2.2%
Amadeus IT Holding SA Class A	9,672	449,873
Atos Origin SA	644	76,071
Bechtle AG	122	12,713
Capgemini SA	459	39,314
CGI Group, Inc. Class A (sub. vtg.) (a)	266	12,229
Cognizant Technology Solutions Corp. Class A (a)	2,730	161,807
EPAM Systems, Inc. (a)	676	49,774
IT Holdings Corp.	600	14,559
MasterCard, Inc. Class A	1,285	141,941
Nomura Research Institute Ltd.	7,839	270,731
OBIC Co. Ltd.	2,000	93,106
Otsuka Corp.	600	30,495
SCSK Corp.	500	18,425
Wirecard AG	369	17,038
		1,388,076
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	1,659	135,922
ASM International NV (Netherlands)	750	38,123
ASM Pacific Technology Ltd.	2,200	27,362
ASML Holding NV (Netherlands)	512	62,239
Broadcom Ltd.	419	88,380
Dialog Semiconductor PLC (a)	746	39,314
Infineon Technologies AG	13,478	239,582
Mellanox Technologies Ltd. (a)	1,425	68,970
NVIDIA Corp.	1,288	130,706
SK Hynix, Inc.	685	28,199
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,522	488,477
Texas Instruments, Inc.	1,952	149,562
Tokyo Electron Ltd.	1,400	139,695
Xinyi Solar Holdings Ltd.	32,000	11,254
		1,647,785
Software - 2.2%
ANSYS, Inc. (a)	1,173	125,229
Cadence Design Systems, Inc. (a)	6,736	208,142
Check Point Software Technologies Ltd. (a)	2,422	239,560
Constellation Software, Inc.	74	34,738
Dassault Systemes SA	1,123	90,691
LINE Corp. ADR	341	11,662
Micro Focus International PLC	1,119	30,325
Mobileye NV (a)	1,000	45,520
Nets A/S (b)	955	16,128
Nintendo Co. Ltd.	200	41,775
Oracle Corp. Japan	300	17,464
Playtech Ltd.	1,581	17,509
SAP AG	4,454	414,901
Square Enix Holdings Co. Ltd.	1,100	33,437
Trend Micro, Inc.	1,200	52,552
		1,379,633
Technology Hardware, Storage & Peripherals - 0.8%
Logitech International SA (Reg.)	550	15,908
Neopost SA	927	27,920
Samsung Electronics Co. Ltd.	257	435,432
		479,260

TOTAL INFORMATION TECHNOLOGY		6,678,047

MATERIALS - 6.9%
Chemicals - 4.8%
Akzo Nobel NV	8,551	573,310
Arkema SA	578	56,028
Asahi Kasei Corp.	8,000	77,938
BASF AG	4,478	416,997
Croda International PLC	4,063	176,858
Elementis PLC	4,233	15,737
Evonik Industries AG	796	25,560
Givaudan SA	136	246,990
HEXPOL AB (B Shares)	1,454	14,578
Hitachi Chemical Co. Ltd.	600	16,903
Incitec Pivot Ltd.	16,313	45,901
K&S AG	2,277	53,238
Lenzing AG	75	11,799
Linde AG	1,843	299,271
Mitsui Chemicals, Inc.	7,000	35,578
Nippon Paint Holdings Co. Ltd.	2,400	77,440
Nissan Chemical Industries Co. Ltd.	700	22,556
Nitto Denko Corp.	600	50,523
Orica Ltd.	9,535	133,709
PTT Global Chemical PCL (For. Reg.)	5,900	12,048
Shin-Etsu Chemical Co. Ltd.	400	33,835
Sika AG	19	106,980
Sumitomo Chemical Co. Ltd.	10,000	55,721
Symrise AG	4,728	294,069
Syngenta AG (a)	192	82,443
Victrex PLC	627	14,868
Yara International ASA	1,187	45,067
		2,995,945
Construction Materials - 0.5%
Anhui Conch Cement Co. Ltd. (H Shares)	9,000	31,361
CRH PLC	4,450	150,439
James Hardie Industries PLC CDI	3,244	48,500
Lafargeholcim Ltd. (Reg.)	872	49,619
		279,919
Containers & Packaging - 0.0%
Billerud AB	607	9,636
Huhtamaki Oyj	355	12,806
		22,442
Metals & Mining - 1.6%
ArcelorMittal SA (Netherlands) (a)	9,862	86,779
Bekaert SA	317	14,029
BHP Billiton Ltd.	2,302	43,572
BHP Billiton PLC	4,581	73,836
Boliden AB	1,844	56,301
Glencore Xstrata PLC (a)	18,392	73,497
Hitachi Metals Ltd.	2,800	39,877
Iluka Resources Ltd.	10,243	53,245
Lundin Mining Corp. (a)	2,063	12,410
Mitsui Mining & Smelting Co. Ltd.	4,970	16,413
OZ Minerals Ltd.	1,842	13,134
Randgold Resources Ltd.	557	51,224
Rio Tinto Ltd.	4,571	217,249
Rio Tinto PLC	6,489	265,959
		1,017,525

TOTAL MATERIALS		4,315,831

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 0.5%
British Land Co. PLC	3,526	27,017
Mirvac Group unit	40,062	66,038
Nippon Prologis REIT, Inc.	7	15,047
Segro PLC	1,918	11,752
Vicinity Centers unit	5,707	12,645
Westfield Corp. unit	19,788	133,509
		266,008
Real Estate Management & Development - 1.9%
Cheung Kong Property Holdings Ltd.	2,000	13,603
China Overseas Land and Investment Ltd.	20,000	61,575
Daito Trust Construction Co. Ltd.	300	41,978
Daiwa House Industry Co. Ltd.	1,500	41,177
Deutsche Wohnen AG (Bearer)	7,500	257,633
Fabege AB	796	13,430
Hufvudstaden AB Series A	829	12,867
LEG Immobilien AG	2,762	227,618
Leopalace21 Corp.	5,800	30,460
Mitsui Fudosan Co. Ltd.	8,000	181,085
Nexity	253	12,209
Sino Land Ltd.	20,000	34,832
TAG Immobilien AG	3,316	45,300
Vonovia SE	6,589	229,585
		1,203,352

TOTAL REAL ESTATE		1,469,360

TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 1.0%
BT Group PLC	29,058	117,425
Com Hem Holding AB	1,133	12,702
Deutsche Telekom AG	11,317	195,414
HKT Trust/HKT Ltd. unit	38,000	50,713
Koninklijke KPN NV	15,450	43,661
Nippon Telegraph & Telephone Corp.	2,300	97,288
Spark New Zealand Ltd.	15,534	40,169
Telecom Italia SpA (a)	24,560	19,820
Telefonica Deutschland Holding AG	7,516	32,996
TeliaSonera AB	6,043	24,263
		634,451
Wireless Telecommunication Services - 3.6%
Advanced Info Service PCL (For. Reg.)	14,900	71,317
China Mobile Ltd.	31,768	350,404
KDDI Corp.	31,800	831,014
SK Telecom Co. Ltd.	1,387	282,634
SoftBank Corp.	4,400	328,262
Vodafone Group PLC	156,678	392,380
		2,256,011

TOTAL TELECOMMUNICATION SERVICES		2,890,462

UTILITIES - 1.6%
Electric Utilities - 0.7%
Enel SpA	24,947	107,065
Iberdrola SA	14,438	95,965
Power Assets Holdings Ltd.	5,500	49,347
Red Electrica Corporacion SA	1,600	28,883
Scottish & Southern Energy PLC	8,195	156,576
		437,836
Gas Utilities - 0.3%
APA Group unit	12,351	80,112
China Resource Gas Group Ltd.	24,000	73,272
Rubis	173	16,220
		169,604
Independent Power and Renewable Electricity Producers - 0.0%
ENGIE Brasil Energia SA	1,200	14,093
Multi-Utilities - 0.6%
Engie	29,374	359,111
Water Utilities - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	700	7,309

TOTAL UTILITIES		987,953

TOTAL COMMON STOCKS
(Cost $48,769,072)		57,023,477

Nonconvertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Volkswagen AG	3,947	584,149
CONSUMER STAPLES - 0.7%
Beverages - 0.2%
Ambev SA sponsored ADR	19,387	110,312
Household Products - 0.5%
Henkel AG & Co. KGaA	2,552	318,753

TOTAL CONSUMER STAPLES		429,065

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	15,000	72,314
FINANCIALS - 0.2%
Banks - 0.2%
Itau Unibanco Holding SA	10,550	134,120
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Sartorius AG (non-vtg.)	202	15,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,151,642)		1,234,808

Equity Funds - 0.6%
Other - 0.6%
iShares MSCI Japan ETF
(Cost $383,098)	7,545	386,530
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.48% to 0.52% 3/2/17 to 4/27/17 (c)
(Cost $139,932)	$140,000	139,935
	Shares

Money Market Funds - 5.0%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (d)
(Cost $3,109,641)	3,109,639	3,109,654
TOTAL INVESTMENT PORTFOLIO - 98.8%
(Cost $53,553,385)		61,894,404
NET OTHER ASSETS (LIABILITIES) - 1.2%		768,472
NET ASSETS - 100%		$62,662,876

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
20 CME Nikkei 225 Index Contracts (Japan)	March 2017	1,919,500	$78,170
10 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2017	872,750	17,316
TOTAL FUTURES CONTRACTS			$95,486

The face value of futures purchased as a percentage of Net Assets is 4.5%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,128 or 0.0% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,935.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,557,007	$3,418,149	$2,138,858	$--
Consumer Staples	7,661,664	3,405,108	4,256,556	--
Energy	3,096,640	1,203,112	1,893,528	--
Financials	11,051,639	6,855,245	4,196,394	--
Health Care	5,198,096	1,367,848	3,830,248	--
Industrials	9,351,586	6,752,032	2,599,554	--
Information Technology	6,678,047	5,739,265	938,782	--
Materials	4,315,831	2,771,441	1,544,390	--
Real Estate	1,469,360	1,469,360	--	--
Telecommunication Services	2,890,462	207,897	2,682,565	--
Utilities	987,953	674,027	313,926	--
Equity Funds	386,530	386,530	--	--
Other Short-Term Investments	139,935	--	139,935	--
Money Market Funds	3,109,654	3,109,654	--	--
Total Investments in Securities:	$61,894,404	$37,359,668	$24,534,736	$--
Derivative Instruments:
Assets
Futures Contracts	$95,486	$95,486	$--	$--
Total Assets	$95,486	$95,486	$--	$--
Total Derivative Instruments:	$95,486	$95,486	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,102,252
Level 2 to Level 1	$8,003,997

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$95,486	$0
Total Equity Risk	95,486	0
Total Value of Derivatives	$95,486	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

Japan	19.2%
United Kingdom	16.1%
Switzerland	10.3%
United States of America	9.6%
France	8.6%
Germany	8.3%
Australia	3.6%
Netherlands	3.3%
Canada	2.2%
Spain	2.0%
Hong Kong	2.0%
Sweden	1.6%
Italy	1.6%
Korea (South)	1.4%
Bailiwick of Jersey	1.2%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	7.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $53,553,385)		$61,894,404
Receivable for investments sold		1,141,124
Receivable for fund shares sold		14,529
Dividends receivable		226,695
Interest receivable		1,272
Prepaid expenses		427
Receivable from investment adviser for expense reductions		5,141
Other receivables		992
Total assets		63,284,584
Liabilities
Payable to custodian bank	$12,564
Payable for investments purchased	406,344
Payable for fund shares redeemed	86,294
Accrued management fee	35,392
Distribution and service plan fees payable	21
Payable for daily variation margin for derivative instruments	2,300
Other affiliated payables	7,264
Audit fee payable	39,918
Other payables and accrued expenses	31,611
Total liabilities		621,708
Net Assets		$62,662,876
Net Assets consist of:
Paid in capital		$55,556,522
Undistributed net investment income		15,190
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,334,969)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,426,133
Net Assets		$62,662,876
International Multi-Manager:
Net Asset Value, offering price and redemption price per share ($58,434,783 ÷ 5,121,617 shares)		$11.41
Class F:
Net Asset Value, offering price and redemption price per share ($4,022,013 ÷ 351,849 shares)		$11.43
Class L:
Net Asset Value, offering price and redemption price per share ($103,465 ÷ 9,079 shares)		$11.40
Class N:
Net Asset Value, offering price and redemption price per share ($102,615 ÷ 9,014 shares)		$11.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$1,730,613
Interest		10,539
Income before foreign taxes withheld		1,741,152
Less foreign taxes withheld		(138,283)
Total income		1,602,869
Expenses
Management fee	$413,732
Transfer agent fees	53,609
Distribution and service plan fees	247
Accounting fees and expenses	32,633
Custodian fees and expenses	121,862
Independent trustees' fees and expenses	780
Registration fees	43,700
Audit	72,183
Legal	519
Miscellaneous	2,109
Total expenses before reductions	741,374
Expense reductions	(89,523)	651,851
Net investment income (loss)		951,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(287,872)
Foreign currency transactions	161,462
Futures contracts	168,270
Total net realized gain (loss)		41,860
Change in net unrealized appreciation (depreciation) on: Investment securities	6,074,493
Assets and liabilities in foreign currencies	(45)
Futures contracts	382,759
Total change in net unrealized appreciation (depreciation)		6,457,207
Net gain (loss)		6,499,067
Net increase (decrease) in net assets resulting from operations		$7,450,085

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$951,018	$874,775
Net realized gain (loss)	41,860	(498,431)
Change in net unrealized appreciation (depreciation)	6,457,207	(9,373,298)
Net increase (decrease) in net assets resulting from operations	7,450,085	(8,996,954)
Distributions to shareholders from net investment income	(929,259)	(879,986)
Distributions to shareholders from net realized gain	(232,361)	(504,100)
Total distributions	(1,161,620)	(1,384,086)
Share transactions - net increase (decrease)	(2,432,987)	2,859,241
Redemption fees	2	38
Total increase (decrease) in net assets	3,855,480	(7,521,761)
Net Assets
Beginning of period	58,807,396	66,329,157
End of period	$62,662,876	$58,807,396
Other Information
Undistributed net investment income end of period	$15,190	$–
Distributions in excess of net investment income end of period	$–	$(6,811)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund

Years ended February 28,	2017	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.31	$12.15	$12.80	$11.04	$10.00
Income from Investment Operations
Net investment income (loss)C	.17	.16	.17	.27D	.11
Net realized and unrealized gain (loss)	1.14	(1.75)	(.03)	1.89	1.05
Total from investment operations	1.31	(1.59)	.14	2.16	1.16
Distributions from net investment income	(.17)	(.16)E	(.27)	(.17)	(.10)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.23)	(.02)
Total distributions	(.21)	(.25)	(.79)	(.40)	(.12)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$11.41	$10.31	$12.15	$12.80	$11.04
Total ReturnG,H	12.84%	(13.34)%	1.25%	19.74%	11.64%
Ratios to Average Net AssetsI
Expenses before reductions	1.18%	1.10%	1.14%	1.20%	1.29%J
Expenses net of fee waivers, if any	1.04%	1.10%	1.14%	1.18%	1.18%J
Expenses net of all reductions	1.04%	1.09%	1.12%	1.17%	1.16%J
Net investment income (loss)	1.51%	1.34%	1.38%	2.29%D	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$58,435	$55,756	$63,653	$68,582	$56,164
Portfolio turnover rateK	50%	42%	41%	46%	42%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class F

Years ended February 28,	2017	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.32	$12.16	$12.82	$11.05	$10.69
Income from Investment Operations
Net investment income (loss)C	.18	.17	.18	.29D	.01
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	1.88	.35
Total from investment operations	1.32	(1.58)	.14	2.17	.36
Distributions from net investment income	(.17)	(.17)E	(.29)	(.17)	–
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.23)	–
Total distributions	(.21)	(.26)	(.80)F	(.40)	–
Redemption fees added to paid in capitalC	–	–G	–G	–G	–G
Net asset value, end of period	$11.43	$10.32	$12.16	$12.82	$11.05
Total ReturnH,I	12.92%	(13.26)%	1.30%	19.85%	3.37%
Ratios to Average Net AssetsJ
Expenses before reductions	1.09%	1.01%	1.05%	1.16%	1.25%K
Expenses net of fee waivers, if any	.94%	1.01%	1.05%	1.09%	1.09%K
Expenses net of all reductions	.94%	1.00%	1.03%	1.08%	1.07%K
Net investment income (loss)	1.61%	1.43%	1.48%	2.38%D	.44%K
Supplemental Data
Net assets, end of period (000 omitted)	$4,022	$2,868	$2,465	$1,547	$267
Portfolio turnover rateL	50%	42%	41%	46%	42%K

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class L

Years ended February 28,	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.30	$12.14	$12.80	$12.62
Income from Investment Operations
Net investment income (loss)C	.17	.16	.17	.11D
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	.45
Total from investment operations	1.31	(1.59)	.13	.56
Distributions from net investment income	(.17)	(.16)E	(.28)	(.17)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.21)	(.25)	(.79)F	(.38)
Redemption fees added to paid in capitalC	–	–G	–G	–G
Net asset value, end of period	$11.40	$10.30	$12.14	$12.80
Total ReturnH,I	12.85%	(13.35)%	1.21%	4.57%
Ratios to Average Net AssetsJ
Expenses before reductions	1.19%	1.11%	1.15%	1.33%K
Expenses net of fee waivers, if any	1.04%	1.10%	1.15%	1.18%K
Expenses net of all reductions	1.04%	1.09%	1.13%	1.17%K
Net investment income (loss)	1.51%	1.34%	1.38%	2.88%D,K
Supplemental Data
Net assets, end of period (000 omitted)	$103	$92	$106	$105
Portfolio turnover rateL	50%	42%	41%	46%K

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class N

Years ended February 28,	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.29	$12.13	$12.79	$12.62
Income from Investment Operations
Net investment income (loss)C	.14	.13	.14	.10D
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	.45
Total from investment operations	1.28	(1.62)	.10	.55
Distributions from net investment income	(.15)	(.13)E	(.24)	(.17)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.19)	(.22)	(.76)	(.38)
Redemption fees added to paid in capitalC	–	–F	–F	–F
Net asset value, end of period	$11.38	$10.29	$12.13	$12.79
Total ReturnG,H	12.52%	(13.55)%	.95%	4.45%
Ratios to Average Net AssetsI
Expenses before reductions	1.44%	1.35%	1.40%	1.59%J
Expenses net of fee waivers, if any	1.29%	1.35%	1.40%	1.43%J
Expenses net of all reductions	1.29%	1.34%	1.38%	1.42%J
Net investment income (loss)	1.26%	1.09%	1.13%	2.63%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$103	$91	$105	$104
Portfolio turnover rateK	50%	42%	41%	46%J

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due partnerships, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,194,822
Gross unrealized depreciation	(2,332,706)
Net unrealized appreciation (depreciation) on securities	$7,862,116
Tax Cost	$54,032,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,333
Capital loss carryforward	$(767,166)
Net unrealized appreciation (depreciation) on securities and other investments	$7,852,083

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(767,166)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,161,620	$ 879,986
Long-term Capital Gains	–	504,100
Total	$1,161,620	$ 1,384,086

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $168,270 and a change in net unrealized appreciation (depreciation) of $382,759 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,810,012 and $30,405,414, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), FIAM LLC (an affiliate of the investment adviser) and William Blair Investment Management, LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Arrowstreet Capital, Limited Partnership, FIL Investment Advisors, Geode Capital Management, LLC and Thompson, Siegel & Walmsley LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$247	$247

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$53,418.09
Class L	96.10
Class N	95.10
	$53,609

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse International Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations A	Expense Limitations B	Expense Limitations C	Reimbursement
International Multi-Manager	1.18%	1.00%	1.00%	$83,590
Class F	1.09%	0.90%	0.91%	5,081
Class L	1.18%	1.00%	1.00%	148
Class N	1.43%	1.25%	1.25%	147

A Expense limitation effective March 1, 2016.

B Expense limitation effective June 1, 2016.

C Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $557 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
International Multi-Manager	$873,046	$836,654
Class F	53,432	40,798
Class L	1,496	1,378
Class N	1,285	1,156
Total	$929,259	$879,986
From net realized gain
International Multi-Manager	$218,257	$483,052
Class F	13,358	19,445
Class L	374	803
Class N	372	800
Total	$232,361	$504,100

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
International Multi-Manager
Shares sold	51,581	137,354	$574,281	$1,616,006
Reinvestment of distributions	101,703	112,265	1,091,274	1,319,706
Shares redeemed	(437,932)	(82,967)	(4,926,648)	(940,831)
Net increase (decrease)	(284,648)	166,652	$(3,261,093)	$1,994,881
Class F
Shares sold	167,104	120,262	$1,859,234	$1,384,025
Reinvestment of distributions	6,219	5,139	66,790	60,243
Shares redeemed	(99,339)	(50,276)	(1,101,445)	(584,045)
Net increase (decrease)	73,984	75,125	$824,579	$860,223
Class L
Reinvestment of distributions	175	186	$1,870	$2,181
Net increase (decrease)	175	186	$1,870	$2,181
Class N
Reinvestment of distributions	155	166	$1,657	$1,956
Net increase (decrease)	155	166	$1,657	$1,956

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
International Multi-Manager	1.00%
Actual		$1,000.00	$1,025.00	$5.02
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class F	.91%
Actual		$1,000.00	$1,025.80	$4.57
Hypothetical-C		$1,000.00	$1,020.28	$4.56
Class L	1.00%
Actual		$1,000.00	$1,025.00	$5.02
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class N	1.25%
Actual		$1,000.00	$1,023.80	$6.27
Hypothetical-C		$1,000.00	$1,018.60	$6.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	04/10/17	04/07/17	$0.003	$0.003
Class F	04/10/17	04/07/17	$0.003	$0.003
Class L	04/10/17	04/07/17	$0.003	$0.003
Class N	04/10/17	04/07/17	$0.000	$0.000

International Multi-Manager, Class F, Class L and Class N designate 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Multi-Manager, Class F, Class L and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	12/05/16	$0.2333	$0.0233
Class F	12/05/16	$0.2333	$0.0233
Class L	12/05/16	$0.2333	$0.0233
Class N	12/05/16	$0.2103	$0.0233

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership (Arrowstreet), Causeway Capital Management LLC (Causeway), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley, LLC (Thompson, Siegel & Walmsley), and William Blair Investment Management, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Arrowstreet, Causeway, FIAM, MFS, Thompson, Siegel & Walmsley, and William Blair(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period and in the first quartile for the three-year period ended December 31, 2015. The Board also noted that Class F had out-performed 73% and 84% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of Class F was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board noted that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.00%, 1.00%, and 1.25%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.90% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class F, Class L, and Class N were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the retail class and Class L ranked below median. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market. The Board considered that, if the 0.90% voluntary expense reimbursement for Class F, which was effective June 1, 2016, had been in effect during the 12-month period ended December 31, 2015, the total expense ratio of Class F would have ranked below the median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2e

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers International Multi-Manager Fund with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	0.00	0.000
Abstain	1,991,318.69	3.182
TOTAL	62,573,706.12	100.000

PROPOSAL 3a

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) on behalf of Strategic Advisers International Multi-Manager Fund with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	1,991,318.69	3.182
Abstain	0.00	0.000
TOTAL	62,573,706.12	100.000

PROPOSAL 4e

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® International Multi-Manager Fund with respect to Geode's International Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	0.00	0.000
Abstain	1,991,318.69	3.182
TOTAL	62,573,706.12	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

STG-F-ANN-0417
1.951515.104

Strategic Advisers® International Multi-Manager Fund Class L and Class N Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Class L	12.85%	5.97%
Class N	12.52%	5.78%

 A From May 2, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class L on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$13,233	Strategic Advisers® International Multi-Manager Fund - Class L
$13,364	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes returned about 13%, trailing the 15.98% advance of the benchmark MSCI EAFE Index. Versus the benchmark, Fund performance was hampered by underlying managers with substantial holdings of domestically focused U.K.-based banks and other companies that were negatively affected by the Brexit vote. Adverse positioning in Australia and Japan by several managers also weighed on relative performance. A growth tilt in a couple of underlying strategies was another negative, as growth-oriented stocks lagged their value-oriented counterparts for most of the period. The primary relative detractors were the Select International strategy managed by sub-adviser FIAM® and the International Value strategy run by sub-adviser Massachusetts Financial Services (MFS). FIAM was hampered by poor stock picks in the U.K., continental Europe and Japan. MFS, meanwhile, struggled partly due to investments in defensive stocks with higher dividend yields, particularly in consumer staples.. Quality growth-focused sub-adviser William Blair Investment Management also detracted. I trimmed the Fund’s allocation to the MFS International Value strategy. Additionally, I augmented the Fund’s exposure to value-driven managers by increasing our allocation to sub-adviser Causeway Capital Management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA	1.9	2.1
Novartis AG	1.6	1.6
British American Tobacco PLC (United Kingdom)	1.5	1.2
KDDI Corp.	1.3	1.7
Schneider Electric SA	1.3	1.3
Roche Holding AG (participation certificate)	1.3	1.3
Reckitt Benckiser Group PLC	1.2	1.4
Danone SA	1.0	1.4
Volkswagen AG	1.0	0.7
Akzo Nobel NV	0.9	0.9
	13.0

Top Five Market Sectors as of February 28, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.6	19.2
Industrials	14.9	14.2
Consumer Staples	12.2	14.0
Information Technology	10.7	11.3
Consumer Discretionary	8.9	8.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Geographic Diversification (% of fund's net assets)

As of February 28, 2017
Japan	19.2%
United Kingdom	16.1%
Switzerland	10.3%
United States of America*	9.6%
France	8.6%
Germany	8.3%
Australia	3.6%
Netherlands	3.3%
Canada	2.2%
Other	18.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

As of August 31, 2016
Japan	18.1%
United Kingdom	14.9%
United States of America*	10.6%
Switzerland	9.9%
France	9.6%
Germany	8.2%
Netherlands	4.0%
Australia	3.5%
Hong Kong	2.4%
Other	18.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	91.0%
Preferred Stocks	2.0%
Equity Funds	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.4%

As of August 31, 2016
Common Stocks	90.9%
Preferred Stocks	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.6%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 91.0%
	Shares	Value
CONSUMER DISCRETIONARY - 7.9%
Auto Components - 0.9%
Brembo SpA	222	$14,911
Bridgestone Corp.	900	35,897
Compagnie Plastic Omnium	688	23,236
GKN PLC	37,337	166,740
Koito Manufacturing Co. Ltd.	1,900	97,922
Michelin CGDE Series B	633	71,117
Valeo SA	2,139	131,454
		541,277
Automobiles - 0.9%
Fuji Heavy Industries Ltd.	5,100	190,980
Honda Motor Co. Ltd.	1,600	49,564
Mitsubishi Motors Corp. of Japan	6,500	42,062
Suzuki Motor Corp.	3,000	117,335
Tata Motors Ltd. sponsored ADR	767	25,764
Toyota Motor Corp.	2,300	130,118
		555,823
Hotels, Restaurants & Leisure - 1.6%
Accor SA	1,185	46,763
Carnival PLC	4,728	257,682
Compass Group PLC	24,983	464,133
Domino's Pizza UK & IRL PLC	2,930	13,961
Dominos Pizza Enterprises Ltd.	266	11,360
Melco Crown Entertainment Ltd. sponsored ADR	2,900	47,473
Paddy Power Betfair PLC	603	66,032
TUI AG	352	4,960
Yum China Holdings, Inc. (a)	2,268	60,306
		972,670
Household Durables - 0.9%
Bellway PLC	730	23,606
Haseko Corp.	1,700	20,126
Husqvarna AB (B Shares)	1,631	13,976
Nikon Corp.	5,900	90,171
Panasonic Corp.	5,700	62,547
SEB SA	94	12,383
Sony Corp.	3,500	108,149
Taylor Wimpey PLC	29,946	66,885
Techtronic Industries Co. Ltd.	41,000	146,827
		544,670
Internet & Direct Marketing Retail - 0.0%
Rakuten, Inc.	2,500	24,767
Leisure Products - 0.0%
Yamaha Corp.	900	23,448
Media - 0.9%
Altice NV:
Class A (a)	2,536	53,478
Class B (a)	800	16,878
Axel Springer Verlag AG	789	41,258
Cineworld Group PLC	1,671	13,260
Dentsu, Inc.	1,000	55,365
ProSiebenSat.1 Media AG	1,170	46,866
Publicis Groupe SA	1	67
UBM PLC	2,744	25,383
Vivendi SA	3,352	59,020
WPP PLC	10,802	254,132
		565,707
Multiline Retail - 0.1%
Dollarama, Inc.	421	32,420
Ryohin Keikaku Co. Ltd.	200	42,280
		74,700
Specialty Retail - 1.0%
Carphone Warehouse Group PLC	3,630	13,648
Dufry AG (a)	483	69,684
Esprit Holdings Ltd. (a)	91,250	86,397
Inditex SA	4,136	132,542
JB Hi-Fi Ltd.	867	17,828
Nitori Holdings Co. Ltd.	700	81,499
Shimamura Co. Ltd.	100	12,942
USS Co. Ltd.	12,100	207,222
WH Smith PLC	858	18,014
		639,776
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	682	114,446
Burberry Group PLC	1,525	32,661
Christian Dior SA	255	54,002
Compagnie Financiere Richemont SA Series A	4,936	363,582
Gildan Activewear, Inc.	4,690	118,821
Hermes International SCA	78	34,037
LVMH Moet Hennessy - Louis Vuitton SA	1,048	210,523
Pandora A/S	824	93,945
Salvatore Ferragamo Italia SpA	280	8,003
		1,030,020

TOTAL CONSUMER DISCRETIONARY		4,972,858

CONSUMER STAPLES - 11.5%
Beverages - 1.6%
Anheuser-Busch InBev SA NV	1,418	155,110
Asahi Group Holdings	2,200	77,723
Diageo PLC	6,715	189,329
Embotelladoras Arca S.A.B. de CV	4,473	25,048
Fever-Tree Drinks PLC	523	9,124
Heineken NV (Bearer)	2,439	201,284
ITO EN Ltd.	2,800	95,705
Pernod Ricard SA	2,301	263,026
		1,016,349
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	175	7,782
Bidcorp Ltd.	867	17,381
Clicks Group Ltd.	3,029	29,672
Colruyt NV	373	17,494
Koninklijke Ahold Delhaize NV	2,181	46,350
PriceSmart, Inc.	581	51,360
Seven & i Holdings Co. Ltd.	1,500	58,740
Spar Group Ltd.	1,400	19,051
Sundrug Co. Ltd.	1,700	111,825
Tesco PLC (a)	13,350	31,197
Tsuruha Holdings, Inc.	200	18,514
X5 Retail Group NV GDR (Reg. S) (a)	426	12,908
		422,274
Food Products - 3.5%
Aryzta AG	3,870	125,153
Danone SA	9,479	627,112
Greencore Group PLC	7,086	22,826
Kerry Group PLC Class A	1,795	137,868
Nestle SA	16,179	1,193,981
Toyo Suisan Kaisha Ltd.	2,700	99,016
		2,205,956
Household Products - 1.8%
Colgate-Palmolive Co.	4,389	320,309
Lion Corp.	1,000	17,268
Reckitt Benckiser Group PLC	7,828	710,780
Svenska Cellulosa AB (SCA) (B Shares)	2,586	79,471
		1,127,828
Personal Products - 1.7%
Kao Corp.	6,300	325,304
Kobayashi Pharmaceutical Co. Ltd.	2,200	101,829
Kose Corp.	500	42,815
L'Oreal SA	1,098	204,203
Pola Orbis Holdings, Inc.	300	28,653
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,333	157,778
Unilever PLC	4,002	189,861
		1,050,443
Tobacco - 2.2%
British American Tobacco PLC (United Kingdom)	14,924	942,668
Imperial Tobacco Group PLC	1,323	62,268
Japan Tobacco, Inc.	10,900	364,514
KT&G Corp.	446	40,299
		1,409,749

TOTAL CONSUMER STAPLES		7,232,599

ENERGY - 4.8%
Energy Equipment & Services - 0.4%
Amec Foster Wheeler PLC	3,189	17,391
Core Laboratories NV	430	49,201
John Wood Group PLC	4,385	41,108
Subsea 7 SA (a)	1,196	16,905
TechnipFMC PLC (a)	2,607	84,085
Tecnicas Reunidas SA	1,041	40,364
		249,054
Oil, Gas & Consumable Fuels - 4.4%
BP PLC	29,491	166,290
Cairn Energy PLC (a)	24,219	66,806
Canadian Natural Resources Ltd.	3,029	86,865
CNOOC Ltd.	175,000	207,024
Enbridge, Inc.	1,592	67,003
Encana Corp.	15,947	176,735
Eni SpA	9,023	139,200
Galp Energia SGPS SA Class B	9,157	134,746
INPEX Corp.	8,000	79,469
Lundin Petroleum AB (a)	4,029	82,574
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	211	14,470
Oil Search Ltd. ADR	12,366	66,177
Royal Dutch Shell PLC:
Class A (Netherlands)	6,102	158,103
Class A (United Kingdom)	10,717	277,332
Class B (United Kingdom)	13,030	352,704
Statoil ASA	3,359	59,223
Suncor Energy, Inc.	2,210	68,803
Total SA	9,246	461,338
Woodside Petroleum Ltd.	4,595	110,410
		2,775,272

TOTAL ENERGY		3,024,326

FINANCIALS - 17.4%
Banks - 9.2%
ABN AMRO Group NV GDR	3,153	72,150
Australia & New Zealand Banking Group Ltd.	2,864	67,851
Bank of Ireland (a)	138,564	32,882
Bankinter SA	13,127	101,227
Barclays PLC	129,309	363,447
BNP Paribas SA	7,974	465,719
BOC Hong Kong (Holdings) Ltd.	23,500	92,936
CaixaBank SA	65,484	228,198
Chiba Bank Ltd.	6,000	41,924
Credicorp Ltd. (United States)	372	61,239
Danske Bank A/S	2,433	81,206
DBS Group Holdings Ltd.	3,400	45,442
DNB ASA	11,762	192,912
Dubai Islamic Bank Pakistan Ltd. (a)	21,824	37,141
HDFC Bank Ltd. sponsored ADR	3,386	242,742
HSBC Holdings PLC (United Kingdom)	6,250	50,201
Industrial & Commercial Bank of China Ltd. (H Shares)	194,000	127,202
ING Groep NV (Certificaten Van Aandelen)	15,256	210,176
Intesa Sanpaolo SpA	96,698	225,151
Jyske Bank A/S (Reg.)	754	38,824
KBC Groep NV	5,399	330,256
Lloyds Banking Group PLC	579,280	493,844
Mebuki Financial Group, Inc.	9,530	41,990
Mitsubishi UFJ Financial Group, Inc.	52,300	346,005
National Australia Bank Ltd.	2,386	58,521
Nordea Bank AB	10,974	128,625
North Pacific Bank Ltd.	9,000	37,331
PT Bank Central Asia Tbk	40,600	47,036
Shinsei Bank Ltd.	21,000	38,319
Societe Generale Series A	2,088	92,807
Standard Chartered PLC (United Kingdom) (a)	3,544	31,768
Sumitomo Mitsui Financial Group, Inc.	9,200	358,406
Svenska Handelsbanken AB (A Shares)	12,059	167,794
Swedbank AB (A Shares)	6,938	171,325
Sydbank A/S	1,002	34,672
The Hachijuni Bank Ltd.	6,000	37,919
The Suruga Bank Ltd.	1,000	22,164
The Toronto-Dominion Bank	3,148	162,259
UniCredit SpA	19,274	258,299
United Overseas Bank Ltd.	6,643	101,916
Westpac Banking Corp.	1,913	49,404
		5,789,230
Capital Markets - 2.1%
3i Group PLC	3,978	33,985
Azimut Holding SpA	889	14,928
Banca Generali SpA	1,089	26,304
Close Brothers Group PLC	741	13,866
Credit Suisse Group AG	7,526	113,545
Daiwa Securities Group, Inc.	7,000	44,382
IG Group Holdings PLC	5,850	38,872
Intermediate Capital Group PLC	1,826	16,087
Julius Baer Group Ltd.	2,407	117,721
Jupiter Fund Management PLC	2,123	11,046
London Stock Exchange Group PLC	632	24,138
Macquarie Group Ltd.	3,002	199,437
Magellan Financial Group Ltd.	1,615	28,269
Nomura Holdings, Inc.	3,000	19,388
Partners Group Holding AG	232	121,388
UBS Group AG	29,865	460,011
		1,283,367
Consumer Finance - 0.3%
AEON Financial Service Co. Ltd.	7,200	139,328
Cembra Money Bank AG	186	15,093
Provident Financial PLC	494	17,899
		172,320
Diversified Financial Services - 0.8%
AMP Ltd.	23,395	87,532
Cerved Information Solutions SpA	3,252	29,043
Challenger Ltd.	6,937	60,845
Element Financial Corp.	5,729	60,689
Kyushu Railway Co.	1,400	43,740
ORIX Corp.	13,600	211,545
RMB Holdings Ltd.	2,936	14,193
Zenkoku Hosho Co. Ltd.	400	13,013
		520,600
Insurance - 5.0%
AIA Group Ltd.	52,000	328,563
Aon PLC	1,085	125,480
Aviva PLC	63,211	390,195
AXA SA	4,323	102,101
Dai-ichi Mutual Life Insurance Co.	1,200	22,564
Direct Line Insurance Group PLC	5,833	24,862
Euler Hermes SA	357	31,486
Fairfax Financial Holdings Ltd. (sub. vtg.)	511	230,069
Gjensidige Forsikring ASA	764	11,947
Hiscox Ltd.	12,406	167,179
Insurance Australia Group Ltd.	14,596	67,145
Intact Financial Corp.	149	10,563
Jardine Lloyd Thompson Group PLC	3,292	42,074
Manulife Financial Corp.	4,800	85,758
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	23,500	125,327
Prudential PLC	20,248	404,657
QBE Insurance Group Ltd.	3,515	33,175
Sampo Oyj (A Shares)	1,200	54,678
Sanlam Ltd.	4,563	23,574
Sony Financial Holdings, Inc.	1,800	31,628
St. James's Place Capital PLC	2,349	30,751
Standard Life PLC	6,641	30,383
Swiss Re Ltd.	1,035	92,540
Tokio Marine Holdings, Inc.	4,300	188,275
Zurich Insurance Group AG	1,801	497,028
		3,152,002

TOTAL FINANCIALS		10,917,519

HEALTH CARE - 8.3%
Biotechnology - 0.6%
CSL Ltd.	1,153	104,189
Genmab A/S (a)	116	22,979
Grifols SA	2,044	44,705
Shire PLC	3,570	215,266
		387,139
Health Care Equipment & Supplies - 0.6%
ASAHI INTECC Co. Ltd.	268	10,568
bioMerieux SA	99	15,218
Hoya Corp.	1,200	54,304
Nihon Kohden Corp.	4,200	91,929
Olympus Corp.	1,900	67,226
Terumo Corp.	3,400	117,878
		357,123
Health Care Providers & Services - 0.2%
Fresenius Medical Care AG & Co. KGaA	659	54,829
Fresenius SE & Co. KGaA	836	66,442
		121,271
Life Sciences Tools & Services - 0.2%
Eurofins Scientific SA	42	17,945
ICON PLC (a)	420	35,183
Lonza Group AG	372	68,522
		121,650
Pharmaceuticals - 6.7%
Astellas Pharma, Inc.	4,300	57,922
AstraZeneca PLC (United Kingdom)	5,573	321,172
Bayer AG	4,639	510,605
Chugai Pharmaceutical Co. Ltd.	500	16,667
CSPC Pharmaceutical Group Ltd.	12,000	14,685
GlaxoSmithKline PLC	22,270	455,709
Ipsen SA	218	19,365
Novartis AG	12,416	969,589
Novo Nordisk A/S Series B	2,134	75,558
Recordati SpA	503	15,970
Roche Holding AG (participation certificate)	3,203	779,625
Rohto Pharmaceutical Co. Ltd.	1,000	19,048
Sanofi SA	4,521	389,973
Santen Pharmaceutical Co. Ltd.	20,900	299,515
Shionogi & Co. Ltd.	4,400	215,330
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,000	35,020
		4,195,753

TOTAL HEALTH CARE		5,182,936

INDUSTRIALS - 14.9%
Aerospace & Defense - 0.8%
BAE Systems PLC	18,039	141,219
Cobham PLC	69,773	103,720
Leonardo SpA (a)	4,594	63,123
MTU Aero Engines Holdings AG	306	38,836
Rolls-Royce Holdings PLC	7,196	70,281
Thales SA	1,138	112,121
		529,300
Air Freight & Logistics - 0.7%
Deutsche Post AG	2,924	100,209
Yamato Holdings Co. Ltd.	15,300	334,273
		434,482
Airlines - 0.4%
Japan Airlines Co. Ltd.	8,200	267,798
Building Products - 0.9%
Compagnie de St. Gobain	1,602	76,762
Daikin Industries Ltd.	2,900	275,299
Geberit AG (Reg.)	109	47,166
Kaba Holding AG (B Shares) (Reg.)	19	15,702
Kingspan Group PLC (Ireland)	753	23,134
Nichias Corp.	1,000	9,382
Toto Ltd.	3,300	127,042
		574,487
Commercial Services & Supplies - 1.1%
Babcock International Group PLC	1,598	18,798
Berendsen PLC	871	9,895
Brambles Ltd.	60,493	431,798
Downer Edi Ltd.	3,133	16,887
Intrum Justitia AB	617	22,317
Park24 Co. Ltd.	700	19,658
Prosegur Compania de Seguridad SA (Reg.)	1,933	11,181
Rentokil Initial PLC	8,316	24,673
Secom Co. Ltd.	1,900	138,426
		693,633
Construction & Engineering - 0.6%
Balfour Beatty PLC	33,792	115,981
Bouygues SA	915	35,255
Ferrovial SA	2,159	40,953
SHIMIZU Corp.	2,000	18,354
Taisei Corp.	5,000	35,071
VINCI SA	2,236	161,103
		406,717
Electrical Equipment - 2.6%
ABB Ltd. (Reg.)	19,827	447,897
Fuji Electric Co. Ltd.	3,000	16,583
Legrand SA	4,191	236,294
Mitsubishi Electric Corp.	4,800	70,390
Nidec Corp.	600	56,024
Schneider Electric SA	11,830	801,546
		1,628,734
Industrial Conglomerates - 0.4%
Bidvest Group Ltd.	867	10,246
CK Hutchison Holdings Ltd.	7,920	97,841
Koninklijke Philips Electronics NV	3,103	94,020
Siemens AG	544	70,720
		272,827
Machinery - 3.2%
Alfa Laval AB	8,299	150,229
Alstom SA (a)	1,565	42,485
Daifuku Co. Ltd.	900	21,021
Fanuc Corp.	800	157,116
GEA Group AG	6,225	242,292
Glory Ltd.	900	30,842
IMI PLC	10,924	168,218
Interpump Group SpA	1,236	25,167
Kawasaki Heavy Industries Ltd.	8,000	25,137
KION Group AG	264	15,399
Komatsu Ltd.	10,200	245,196
Kone Oyj (B Shares)	1,576	70,558
Kubota Corp.	10,200	162,290
NGK Insulators Ltd.	2,000	43,064
Nordson Corp.	969	116,319
Schindler Holding AG (participation certificate)	934	180,597
SKF AB (B Shares)	2,943	56,046
SMC Corp.	100	28,350
Spirax-Sarco Engineering PLC	2,576	142,209
Sumitomo Heavy Industries Ltd.	6,000	42,459
Wartsila Corp.	618	31,773
		1,996,767
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	20	32,520
Professional Services - 1.4%
Adecco SA (Reg.)	1,508	108,406
Experian PLC	1,915	37,936
Intertek Group PLC	2,083	91,162
Nihon M&A Center, Inc.	700	21,465
Randstad Holding NV	1,033	60,091
Recruit Holdings Co. Ltd.	1,200	58,854
RELX NV	15,004	265,683
SGS SA (Reg.)	72	153,054
Temp Holdings Co., Ltd.	700	11,857
Wolters Kluwer NV	2,014	82,497
		891,005
Road & Rail - 1.1%
Canadian National Railway Co.	1,124	78,160
Canadian Pacific Railway Ltd.	899	132,278
ComfortDelgro Corp. Ltd.	19,600	34,545
DSV de Sammensluttede Vognmaend A/S	900	44,302
East Japan Railway Co.	4,200	379,643
		668,928
Trading Companies & Distributors - 1.2%
Brenntag AG	2,285	131,010
Bunzl PLC	9,072	253,845
Finning International, Inc.	644	11,957
Itochu Corp.	2,600	37,642
Misumi Group, Inc.	3,500	61,155
Mitsubishi Corp.	4,400	99,264
Wolseley PLC	2,216	135,211
		730,084
Transportation Infrastructure - 0.4%
Aena SA	642	91,818
Atlantia SpA	1,290	30,202
China Merchants Holdings International Co. Ltd.	26,593	74,165
Kamigumi Co. Ltd.	3,000	28,119
		224,304

TOTAL INDUSTRIALS		9,351,586

INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.1%
Telefonaktiebolaget LM Ericsson (B Shares)	7,821	50,745
Electronic Equipment & Components - 1.7%
Alps Electric Co. Ltd.	2,100	62,526
China High Precision Automation Group Ltd. (a)	15,000	0
Halma PLC	9,433	113,831
Hirose Electric Co. Ltd.	855	114,766
Hitachi Ltd.	56,000	308,450
Keyence Corp.	400	154,738
Murata Manufacturing Co. Ltd.	300	43,126
OMRON Corp.	2,600	111,781
Renishaw PLC	391	14,904
Spectris PLC	2,885	86,990
Yokogawa Electric Corp.	3,200	49,818
		1,060,930
Internet Software & Services - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,910	196,539
Baidu.com, Inc. sponsored ADR (a)	1,300	226,369
Just Eat Holding Ltd. (a)	7,488	46,504
Moneysupermarket.com Group PLC	2,755	11,271
NAVER Corp.	101	69,090
SINA Corp.	248	17,243
Tencent Holdings Ltd.	3,400	90,226
Yahoo! Japan Corp.	3,100	14,376
		671,618
IT Services - 2.2%
Amadeus IT Holding SA Class A	9,672	449,873
Atos Origin SA	644	76,071
Bechtle AG	122	12,713
Capgemini SA	459	39,314
CGI Group, Inc. Class A (sub. vtg.) (a)	266	12,229
Cognizant Technology Solutions Corp. Class A (a)	2,730	161,807
EPAM Systems, Inc. (a)	676	49,774
IT Holdings Corp.	600	14,559
MasterCard, Inc. Class A	1,285	141,941
Nomura Research Institute Ltd.	7,839	270,731
OBIC Co. Ltd.	2,000	93,106
Otsuka Corp.	600	30,495
SCSK Corp.	500	18,425
Wirecard AG	369	17,038
		1,388,076
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	1,659	135,922
ASM International NV (Netherlands)	750	38,123
ASM Pacific Technology Ltd.	2,200	27,362
ASML Holding NV (Netherlands)	512	62,239
Broadcom Ltd.	419	88,380
Dialog Semiconductor PLC (a)	746	39,314
Infineon Technologies AG	13,478	239,582
Mellanox Technologies Ltd. (a)	1,425	68,970
NVIDIA Corp.	1,288	130,706
SK Hynix, Inc.	685	28,199
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,522	488,477
Texas Instruments, Inc.	1,952	149,562
Tokyo Electron Ltd.	1,400	139,695
Xinyi Solar Holdings Ltd.	32,000	11,254
		1,647,785
Software - 2.2%
ANSYS, Inc. (a)	1,173	125,229
Cadence Design Systems, Inc. (a)	6,736	208,142
Check Point Software Technologies Ltd. (a)	2,422	239,560
Constellation Software, Inc.	74	34,738
Dassault Systemes SA	1,123	90,691
LINE Corp. ADR	341	11,662
Micro Focus International PLC	1,119	30,325
Mobileye NV (a)	1,000	45,520
Nets A/S (b)	955	16,128
Nintendo Co. Ltd.	200	41,775
Oracle Corp. Japan	300	17,464
Playtech Ltd.	1,581	17,509
SAP AG	4,454	414,901
Square Enix Holdings Co. Ltd.	1,100	33,437
Trend Micro, Inc.	1,200	52,552
		1,379,633
Technology Hardware, Storage & Peripherals - 0.8%
Logitech International SA (Reg.)	550	15,908
Neopost SA	927	27,920
Samsung Electronics Co. Ltd.	257	435,432
		479,260

TOTAL INFORMATION TECHNOLOGY		6,678,047

MATERIALS - 6.9%
Chemicals - 4.8%
Akzo Nobel NV	8,551	573,310
Arkema SA	578	56,028
Asahi Kasei Corp.	8,000	77,938
BASF AG	4,478	416,997
Croda International PLC	4,063	176,858
Elementis PLC	4,233	15,737
Evonik Industries AG	796	25,560
Givaudan SA	136	246,990
HEXPOL AB (B Shares)	1,454	14,578
Hitachi Chemical Co. Ltd.	600	16,903
Incitec Pivot Ltd.	16,313	45,901
K&S AG	2,277	53,238
Lenzing AG	75	11,799
Linde AG	1,843	299,271
Mitsui Chemicals, Inc.	7,000	35,578
Nippon Paint Holdings Co. Ltd.	2,400	77,440
Nissan Chemical Industries Co. Ltd.	700	22,556
Nitto Denko Corp.	600	50,523
Orica Ltd.	9,535	133,709
PTT Global Chemical PCL (For. Reg.)	5,900	12,048
Shin-Etsu Chemical Co. Ltd.	400	33,835
Sika AG	19	106,980
Sumitomo Chemical Co. Ltd.	10,000	55,721
Symrise AG	4,728	294,069
Syngenta AG (a)	192	82,443
Victrex PLC	627	14,868
Yara International ASA	1,187	45,067
		2,995,945
Construction Materials - 0.5%
Anhui Conch Cement Co. Ltd. (H Shares)	9,000	31,361
CRH PLC	4,450	150,439
James Hardie Industries PLC CDI	3,244	48,500
Lafargeholcim Ltd. (Reg.)	872	49,619
		279,919
Containers & Packaging - 0.0%
Billerud AB	607	9,636
Huhtamaki Oyj	355	12,806
		22,442
Metals & Mining - 1.6%
ArcelorMittal SA (Netherlands) (a)	9,862	86,779
Bekaert SA	317	14,029
BHP Billiton Ltd.	2,302	43,572
BHP Billiton PLC	4,581	73,836
Boliden AB	1,844	56,301
Glencore Xstrata PLC (a)	18,392	73,497
Hitachi Metals Ltd.	2,800	39,877
Iluka Resources Ltd.	10,243	53,245
Lundin Mining Corp. (a)	2,063	12,410
Mitsui Mining & Smelting Co. Ltd.	4,970	16,413
OZ Minerals Ltd.	1,842	13,134
Randgold Resources Ltd.	557	51,224
Rio Tinto Ltd.	4,571	217,249
Rio Tinto PLC	6,489	265,959
		1,017,525

TOTAL MATERIALS		4,315,831

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 0.5%
British Land Co. PLC	3,526	27,017
Mirvac Group unit	40,062	66,038
Nippon Prologis REIT, Inc.	7	15,047
Segro PLC	1,918	11,752
Vicinity Centers unit	5,707	12,645
Westfield Corp. unit	19,788	133,509
		266,008
Real Estate Management & Development - 1.9%
Cheung Kong Property Holdings Ltd.	2,000	13,603
China Overseas Land and Investment Ltd.	20,000	61,575
Daito Trust Construction Co. Ltd.	300	41,978
Daiwa House Industry Co. Ltd.	1,500	41,177
Deutsche Wohnen AG (Bearer)	7,500	257,633
Fabege AB	796	13,430
Hufvudstaden AB Series A	829	12,867
LEG Immobilien AG	2,762	227,618
Leopalace21 Corp.	5,800	30,460
Mitsui Fudosan Co. Ltd.	8,000	181,085
Nexity	253	12,209
Sino Land Ltd.	20,000	34,832
TAG Immobilien AG	3,316	45,300
Vonovia SE	6,589	229,585
		1,203,352

TOTAL REAL ESTATE		1,469,360

TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 1.0%
BT Group PLC	29,058	117,425
Com Hem Holding AB	1,133	12,702
Deutsche Telekom AG	11,317	195,414
HKT Trust/HKT Ltd. unit	38,000	50,713
Koninklijke KPN NV	15,450	43,661
Nippon Telegraph & Telephone Corp.	2,300	97,288
Spark New Zealand Ltd.	15,534	40,169
Telecom Italia SpA (a)	24,560	19,820
Telefonica Deutschland Holding AG	7,516	32,996
TeliaSonera AB	6,043	24,263
		634,451
Wireless Telecommunication Services - 3.6%
Advanced Info Service PCL (For. Reg.)	14,900	71,317
China Mobile Ltd.	31,768	350,404
KDDI Corp.	31,800	831,014
SK Telecom Co. Ltd.	1,387	282,634
SoftBank Corp.	4,400	328,262
Vodafone Group PLC	156,678	392,380
		2,256,011

TOTAL TELECOMMUNICATION SERVICES		2,890,462

UTILITIES - 1.6%
Electric Utilities - 0.7%
Enel SpA	24,947	107,065
Iberdrola SA	14,438	95,965
Power Assets Holdings Ltd.	5,500	49,347
Red Electrica Corporacion SA	1,600	28,883
Scottish & Southern Energy PLC	8,195	156,576
		437,836
Gas Utilities - 0.3%
APA Group unit	12,351	80,112
China Resource Gas Group Ltd.	24,000	73,272
Rubis	173	16,220
		169,604
Independent Power and Renewable Electricity Producers - 0.0%
ENGIE Brasil Energia SA	1,200	14,093
Multi-Utilities - 0.6%
Engie	29,374	359,111
Water Utilities - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	700	7,309

TOTAL UTILITIES		987,953

TOTAL COMMON STOCKS
(Cost $48,769,072)		57,023,477

Nonconvertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Volkswagen AG	3,947	584,149
CONSUMER STAPLES - 0.7%
Beverages - 0.2%
Ambev SA sponsored ADR	19,387	110,312
Household Products - 0.5%
Henkel AG & Co. KGaA	2,552	318,753

TOTAL CONSUMER STAPLES		429,065

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	15,000	72,314
FINANCIALS - 0.2%
Banks - 0.2%
Itau Unibanco Holding SA	10,550	134,120
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Sartorius AG (non-vtg.)	202	15,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,151,642)		1,234,808

Equity Funds - 0.6%
Other - 0.6%
iShares MSCI Japan ETF
(Cost $383,098)	7,545	386,530
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.48% to 0.52% 3/2/17 to 4/27/17 (c)
(Cost $139,932)	$140,000	139,935
	Shares

Money Market Funds - 5.0%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (d)
(Cost $3,109,641)	3,109,639	3,109,654
TOTAL INVESTMENT PORTFOLIO - 98.8%
(Cost $53,553,385)		61,894,404
NET OTHER ASSETS (LIABILITIES) - 1.2%		768,472
NET ASSETS - 100%		$62,662,876

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
20 CME Nikkei 225 Index Contracts (Japan)	March 2017	1,919,500	$78,170
10 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2017	872,750	17,316
TOTAL FUTURES CONTRACTS			$95,486

The face value of futures purchased as a percentage of Net Assets is 4.5%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,128 or 0.0% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,935.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,557,007	$3,418,149	$2,138,858	$--
Consumer Staples	7,661,664	3,405,108	4,256,556	--
Energy	3,096,640	1,203,112	1,893,528	--
Financials	11,051,639	6,855,245	4,196,394	--
Health Care	5,198,096	1,367,848	3,830,248	--
Industrials	9,351,586	6,752,032	2,599,554	--
Information Technology	6,678,047	5,739,265	938,782	--
Materials	4,315,831	2,771,441	1,544,390	--
Real Estate	1,469,360	1,469,360	--	--
Telecommunication Services	2,890,462	207,897	2,682,565	--
Utilities	987,953	674,027	313,926	--
Equity Funds	386,530	386,530	--	--
Other Short-Term Investments	139,935	--	139,935	--
Money Market Funds	3,109,654	3,109,654	--	--
Total Investments in Securities:	$61,894,404	$37,359,668	$24,534,736	$--
Derivative Instruments:
Assets
Futures Contracts	$95,486	$95,486	$--	$--
Total Assets	$95,486	$95,486	$--	$--
Total Derivative Instruments:	$95,486	$95,486	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,102,252
Level 2 to Level 1	$8,003,997

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$95,486	$0
Total Equity Risk	95,486	0
Total Value of Derivatives	$95,486	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

Japan	19.2%
United Kingdom	16.1%
Switzerland	10.3%
United States of America	9.6%
France	8.6%
Germany	8.3%
Australia	3.6%
Netherlands	3.3%
Canada	2.2%
Spain	2.0%
Hong Kong	2.0%
Sweden	1.6%
Italy	1.6%
Korea (South)	1.4%
Bailiwick of Jersey	1.2%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	7.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $53,553,385)		$61,894,404
Receivable for investments sold		1,141,124
Receivable for fund shares sold		14,529
Dividends receivable		226,695
Interest receivable		1,272
Prepaid expenses		427
Receivable from investment adviser for expense reductions		5,141
Other receivables		992
Total assets		63,284,584
Liabilities
Payable to custodian bank	$12,564
Payable for investments purchased	406,344
Payable for fund shares redeemed	86,294
Accrued management fee	35,392
Distribution and service plan fees payable	21
Payable for daily variation margin for derivative instruments	2,300
Other affiliated payables	7,264
Audit fee payable	39,918
Other payables and accrued expenses	31,611
Total liabilities		621,708
Net Assets		$62,662,876
Net Assets consist of:
Paid in capital		$55,556,522
Undistributed net investment income		15,190
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,334,969)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,426,133
Net Assets		$62,662,876
International Multi-Manager:
Net Asset Value, offering price and redemption price per share ($58,434,783 ÷ 5,121,617 shares)		$11.41
Class F:
Net Asset Value, offering price and redemption price per share ($4,022,013 ÷ 351,849 shares)		$11.43
Class L:
Net Asset Value, offering price and redemption price per share ($103,465 ÷ 9,079 shares)		$11.40
Class N:
Net Asset Value, offering price and redemption price per share ($102,615 ÷ 9,014 shares)		$11.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$1,730,613
Interest		10,539
Income before foreign taxes withheld		1,741,152
Less foreign taxes withheld		(138,283)
Total income		1,602,869
Expenses
Management fee	$413,732
Transfer agent fees	53,609
Distribution and service plan fees	247
Accounting fees and expenses	32,633
Custodian fees and expenses	121,862
Independent trustees' fees and expenses	780
Registration fees	43,700
Audit	72,183
Legal	519
Miscellaneous	2,109
Total expenses before reductions	741,374
Expense reductions	(89,523)	651,851
Net investment income (loss)		951,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(287,872)
Foreign currency transactions	161,462
Futures contracts	168,270
Total net realized gain (loss)		41,860
Change in net unrealized appreciation (depreciation) on: Investment securities	6,074,493
Assets and liabilities in foreign currencies	(45)
Futures contracts	382,759
Total change in net unrealized appreciation (depreciation)		6,457,207
Net gain (loss)		6,499,067
Net increase (decrease) in net assets resulting from operations		$7,450,085

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$951,018	$874,775
Net realized gain (loss)	41,860	(498,431)
Change in net unrealized appreciation (depreciation)	6,457,207	(9,373,298)
Net increase (decrease) in net assets resulting from operations	7,450,085	(8,996,954)
Distributions to shareholders from net investment income	(929,259)	(879,986)
Distributions to shareholders from net realized gain	(232,361)	(504,100)
Total distributions	(1,161,620)	(1,384,086)
Share transactions - net increase (decrease)	(2,432,987)	2,859,241
Redemption fees	2	38
Total increase (decrease) in net assets	3,855,480	(7,521,761)
Net Assets
Beginning of period	58,807,396	66,329,157
End of period	$62,662,876	$58,807,396
Other Information
Undistributed net investment income end of period	$15,190	$–
Distributions in excess of net investment income end of period	$–	$(6,811)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund

Years ended February 28,	2017	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.31	$12.15	$12.80	$11.04	$10.00
Income from Investment Operations
Net investment income (loss)C	.17	.16	.17	.27D	.11
Net realized and unrealized gain (loss)	1.14	(1.75)	(.03)	1.89	1.05
Total from investment operations	1.31	(1.59)	.14	2.16	1.16
Distributions from net investment income	(.17)	(.16)E	(.27)	(.17)	(.10)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.23)	(.02)
Total distributions	(.21)	(.25)	(.79)	(.40)	(.12)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$11.41	$10.31	$12.15	$12.80	$11.04
Total ReturnG,H	12.84%	(13.34)%	1.25%	19.74%	11.64%
Ratios to Average Net AssetsI
Expenses before reductions	1.18%	1.10%	1.14%	1.20%	1.29%J
Expenses net of fee waivers, if any	1.04%	1.10%	1.14%	1.18%	1.18%J
Expenses net of all reductions	1.04%	1.09%	1.12%	1.17%	1.16%J
Net investment income (loss)	1.51%	1.34%	1.38%	2.29%D	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$58,435	$55,756	$63,653	$68,582	$56,164
Portfolio turnover rateK	50%	42%	41%	46%	42%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class F

Years ended February 28,	2017	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.32	$12.16	$12.82	$11.05	$10.69
Income from Investment Operations
Net investment income (loss)C	.18	.17	.18	.29D	.01
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	1.88	.35
Total from investment operations	1.32	(1.58)	.14	2.17	.36
Distributions from net investment income	(.17)	(.17)E	(.29)	(.17)	–
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.23)	–
Total distributions	(.21)	(.26)	(.80)F	(.40)	–
Redemption fees added to paid in capitalC	–	–G	–G	–G	–G
Net asset value, end of period	$11.43	$10.32	$12.16	$12.82	$11.05
Total ReturnH,I	12.92%	(13.26)%	1.30%	19.85%	3.37%
Ratios to Average Net AssetsJ
Expenses before reductions	1.09%	1.01%	1.05%	1.16%	1.25%K
Expenses net of fee waivers, if any	.94%	1.01%	1.05%	1.09%	1.09%K
Expenses net of all reductions	.94%	1.00%	1.03%	1.08%	1.07%K
Net investment income (loss)	1.61%	1.43%	1.48%	2.38%D	.44%K
Supplemental Data
Net assets, end of period (000 omitted)	$4,022	$2,868	$2,465	$1,547	$267
Portfolio turnover rateL	50%	42%	41%	46%	42%K

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class L

Years ended February 28,	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.30	$12.14	$12.80	$12.62
Income from Investment Operations
Net investment income (loss)C	.17	.16	.17	.11D
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	.45
Total from investment operations	1.31	(1.59)	.13	.56
Distributions from net investment income	(.17)	(.16)E	(.28)	(.17)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.21)	(.25)	(.79)F	(.38)
Redemption fees added to paid in capitalC	–	–G	–G	–G
Net asset value, end of period	$11.40	$10.30	$12.14	$12.80
Total ReturnH,I	12.85%	(13.35)%	1.21%	4.57%
Ratios to Average Net AssetsJ
Expenses before reductions	1.19%	1.11%	1.15%	1.33%K
Expenses net of fee waivers, if any	1.04%	1.10%	1.15%	1.18%K
Expenses net of all reductions	1.04%	1.09%	1.13%	1.17%K
Net investment income (loss)	1.51%	1.34%	1.38%	2.88%D,K
Supplemental Data
Net assets, end of period (000 omitted)	$103	$92	$106	$105
Portfolio turnover rateL	50%	42%	41%	46%K

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class N

Years ended February 28,	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.29	$12.13	$12.79	$12.62
Income from Investment Operations
Net investment income (loss)C	.14	.13	.14	.10D
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	.45
Total from investment operations	1.28	(1.62)	.10	.55
Distributions from net investment income	(.15)	(.13)E	(.24)	(.17)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.19)	(.22)	(.76)	(.38)
Redemption fees added to paid in capitalC	–	–F	–F	–F
Net asset value, end of period	$11.38	$10.29	$12.13	$12.79
Total ReturnG,H	12.52%	(13.55)%	.95%	4.45%
Ratios to Average Net AssetsI
Expenses before reductions	1.44%	1.35%	1.40%	1.59%J
Expenses net of fee waivers, if any	1.29%	1.35%	1.40%	1.43%J
Expenses net of all reductions	1.29%	1.34%	1.38%	1.42%J
Net investment income (loss)	1.26%	1.09%	1.13%	2.63%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$103	$91	$105	$104
Portfolio turnover rateK	50%	42%	41%	46%J

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due partnerships, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,194,822
Gross unrealized depreciation	(2,332,706)
Net unrealized appreciation (depreciation) on securities	$7,862,116
Tax Cost	$54,032,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,333
Capital loss carryforward	$(767,166)
Net unrealized appreciation (depreciation) on securities and other investments	$7,852,083

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(767,166)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,161,620	$ 879,986
Long-term Capital Gains	–	504,100
Total	$1,161,620	$ 1,384,086

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $168,270 and a change in net unrealized appreciation (depreciation) of $382,759 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,810,012 and $30,405,414, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), FIAM LLC (an affiliate of the investment adviser) and William Blair Investment Management, LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Arrowstreet Capital, Limited Partnership, FIL Investment Advisors, Geode Capital Management, LLC and Thompson, Siegel & Walmsley LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$247	$247

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$53,418.09
Class L	96.10
Class N	95.10
	$53,609

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse International Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations A	Expense Limitations B	Expense Limitations C	Reimbursement
International Multi-Manager	1.18%	1.00%	1.00%	$83,590
Class F	1.09%	0.90%	0.91%	5,081
Class L	1.18%	1.00%	1.00%	148
Class N	1.43%	1.25%	1.25%	147

A Expense limitation effective March 1, 2016.

B Expense limitation effective June 1, 2016.

C Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $557 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
International Multi-Manager	$873,046	$836,654
Class F	53,432	40,798
Class L	1,496	1,378
Class N	1,285	1,156
Total	$929,259	$879,986
From net realized gain
International Multi-Manager	$218,257	$483,052
Class F	13,358	19,445
Class L	374	803
Class N	372	800
Total	$232,361	$504,100

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
International Multi-Manager
Shares sold	51,581	137,354	$574,281	$1,616,006
Reinvestment of distributions	101,703	112,265	1,091,274	1,319,706
Shares redeemed	(437,932)	(82,967)	(4,926,648)	(940,831)
Net increase (decrease)	(284,648)	166,652	$(3,261,093)	$1,994,881
Class F
Shares sold	167,104	120,262	$1,859,234	$1,384,025
Reinvestment of distributions	6,219	5,139	66,790	60,243
Shares redeemed	(99,339)	(50,276)	(1,101,445)	(584,045)
Net increase (decrease)	73,984	75,125	$824,579	$860,223
Class L
Reinvestment of distributions	175	186	$1,870	$2,181
Net increase (decrease)	175	186	$1,870	$2,181
Class N
Reinvestment of distributions	155	166	$1,657	$1,956
Net increase (decrease)	155	166	$1,657	$1,956

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
International Multi-Manager	1.00%
Actual		$1,000.00	$1,025.00	$5.02
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class F	.91%
Actual		$1,000.00	$1,025.80	$4.57
Hypothetical-C		$1,000.00	$1,020.28	$4.56
Class L	1.00%
Actual		$1,000.00	$1,025.00	$5.02
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class N	1.25%
Actual		$1,000.00	$1,023.80	$6.27
Hypothetical-C		$1,000.00	$1,018.60	$6.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	04/10/17	04/07/17	$0.003	$0.003
Class F	04/10/17	04/07/17	$0.003	$0.003
Class L	04/10/17	04/07/17	$0.003	$0.003
Class N	04/10/17	04/07/17	$0.000	$0.000

International Multi-Manager, Class F, Class L and Class N designate 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Multi-Manager, Class F, Class L and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	12/05/16	$0.2333	$0.0233
Class F	12/05/16	$0.2333	$0.0233
Class L	12/05/16	$0.2333	$0.0233
Class N	12/05/16	$0.2103	$0.0233

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership (Arrowstreet), Causeway Capital Management LLC (Causeway), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley, LLC (Thompson, Siegel & Walmsley), and William Blair Investment Management, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Arrowstreet, Causeway, FIAM, MFS, Thompson, Siegel & Walmsley, and William Blair(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period and in the first quartile for the three-year period ended December 31, 2015. The Board also noted that Class F had out-performed 73% and 84% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of Class F was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board noted that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.00%, 1.00%, and 1.25%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.90% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class F, Class L, and Class N were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the retail class and Class L ranked below median. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market. The Board considered that, if the 0.90% voluntary expense reimbursement for Class F, which was effective June 1, 2016, had been in effect during the 12-month period ended December 31, 2015, the total expense ratio of Class F would have ranked below the median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2e

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers International Multi-Manager Fund with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	0.00	0.000
Abstain	1,991,318.69	3.182
TOTAL	62,573,706.12	100.000

PROPOSAL 3a

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) on behalf of Strategic Advisers International Multi-Manager Fund with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	1,991,318.69	3.182
Abstain	0.00	0.000
TOTAL	62,573,706.12	100.000

PROPOSAL 4e

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® International Multi-Manager Fund with respect to Geode's International Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	0.00	0.000
Abstain	1,991,318.69	3.182
TOTAL	62,573,706.12	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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Boston, MA 02210

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STG-L-STG-N-ANN-0417
1.9585951.103

Strategic Advisers® Core Income Multi-Manager Fund Class L and Class N Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Class L	3.68%	2.60%
Class N	3.32%	2.40%

 A From June 19, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class L on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$11,280	Strategic Advisers® Core Income Multi-Manager Fund - Class L
$11,010	Bloomberg Barclays U.S. Aggregate Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2017, a volatile period marked by early-period concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.42% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017; returns were positive in both January and February, aided by coupon (stated interest) returns. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, with a gain of 6.42%. U.S. Treasuries, meanwhile, severely lagged spread-based sectors, returning -1.24%. Most securitized sectors managed a slightly positive return. Outside the index, riskier, non-core fixed-income segments, including high-yield debt securities (+22%), led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose about 3%, according to Bloomberg Barclays.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes posted gains of about 3% to 4%, handily outpacing the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s strong relative performance largely was fueled by manager allocations to out-of-benchmark high-yield bonds and emerging-markets (EM) debt, as these sectors sharply rebounded this period. All of the Fund's underlying managers contributed to relative performance, led by the Core Investment Grade strategy from sub-adviser FIAM®, which outperformed the Fund’s benchmark by a sizable margin. Here holdings of energy-related securities, primarily from high-yield issuers added the most value. Western Asset Core Bond Fund was another leading contributor. This fund performed well due to holdings of U.S. dollar-denominated EM debt, along with a sizable underweighting in government-agency mortgage-backed securities (MBS). This agency MBS underweighting helped fund an allocation to non-agency MBS, which substantially outperformed agency securities. PIMCO Total Return Fund provided a further boost to relative performance, benefiting from allocations to high-yield, EM debt and Treasury Inflation-Protected Securities (TIPS). During the period, I modestly increased the Fund's allocation to the FIAM Core Investment Grade strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Western Asset Core Bond Fund Class I	29.5	29.6
Metropolitan West Total Return Bond Fund Class I	23.7	24.0
PIMCO Total Return Fund Institutional Class	22.6	21.1
U.S. Treasury Obligations	8.3	5.1
Fannie Mae	3.3	4.0
Ginnie Mae	1.2	1.2
Freddie Mac	1.0	1.1
Goldman Sachs Group, Inc.	0.8	0.7
DDR Corp.	0.7	0.6
Verizon Communications, Inc.	0.6	0.6
	91.7

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Corporate Bonds	8.3%
U.S. Government and U.S. Government Agency Obligations	13.8%
CMOs and Other Mortgage Related Securities	0.5%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	75.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

As of August 31, 2016
Corporate Bonds	10.7%
U.S. Government and U.S. Government Agency Obligations	11.5%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	1.6%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	74.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments February 28, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.4%
Automobiles - 0.3%
General Motors Co. 3.5% 10/2/18	$20,000	$20,458
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	20,080
3.25% 5/15/18	10,000	10,167
3.5% 7/10/19	10,000	10,281
4.25% 5/15/23	10,000	10,365
4.375% 9/25/21	55,000	57,995
		129,346
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
2.75% 12/9/20	2,000	2,035
3.7% 1/30/26	5,000	5,130
4.7% 12/9/35	3,000	3,186
		10,351
Household Durables - 0.3%
D.R. Horton, Inc. 4% 2/15/20	100,000	104,000
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	13,000	13,659
4.908% 7/23/25	16,000	16,880
NBCUniversal, Inc. 5.15% 4/30/20	100,000	109,467
Time Warner Cable, Inc.:
4% 9/1/21	118,000	122,396
5.5% 9/1/41	10,000	10,339
5.875% 11/15/40	13,000	14,099
6.55% 5/1/37	18,000	20,800
7.3% 7/1/38	17,000	21,265
8.25% 4/1/19	17,000	19,006
		347,911

TOTAL CONSUMER DISCRETIONARY		591,608

CONSUMER STAPLES - 0.3%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	20,000	20,211
3.3% 2/1/23	20,000	20,418
3.65% 2/1/26	20,000	20,292
4.7% 2/1/36	23,000	24,746
4.9% 2/1/46	26,000	28,566
		114,233
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	7,000	7,155
Tobacco - 0.0%
Reynolds American, Inc.:
2.3% 6/12/18	5,000	5,034
4% 6/12/22	3,000	3,152
5.7% 8/15/35	3,000	3,480
6.15% 9/15/43	4,000	4,861
		16,527

TOTAL CONSUMER STAPLES		137,915

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Finance Co. 7.5% 5/1/31	10,000	12,836
Anadarko Petroleum Corp.:
4.85% 3/15/21	5,000	5,375
5.55% 3/15/26	10,000	11,229
6.6% 3/15/46	10,000	12,525
Canadian Natural Resources Ltd. 5.85% 2/1/35	6,000	6,692
Chesapeake Energy Corp. 5.75% 3/15/23	5,000	4,550
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	2,000	2,011
3.3% 6/1/20	12,000	12,228
4.5% 6/1/25	3,000	3,184
5.8% 6/1/45	4,000	4,755
DCP Midstream LLC 4.75% 9/30/21 (a)	100,000	103,250
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	5,000
2.7% 4/1/19	4,000	3,970
3.875% 3/15/23	20,000	19,300
5.6% 4/1/44	10,000	9,200
El Paso Corp. 6.5% 9/15/20	20,000	22,500
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	3,000	2,976
3.9% 5/15/24 (b)	3,000	2,937
Enbridge, Inc.:
4.25% 12/1/26	4,000	4,132
5.5% 12/1/46	5,000	5,416
Petrobras Global Finance BV 5.625% 5/20/43	10,000	7,975
Petroleos Mexicanos:
3.5% 7/23/20	10,000	10,088
4.625% 9/21/23	20,000	20,040
5.375% 3/13/22 (a)	10,000	10,460
5.5% 2/4/19	15,000	15,769
6.375% 2/4/21	25,000	27,181
6.5% 6/2/41	15,000	14,511
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,000	10,191
Southwestern Energy Co.:
5.8% 1/23/20 (b)	8,000	7,920
6.7% 1/23/25 (b)	26,000	24,960
Spectra Energy Partners LP 2.95% 9/25/18	2,000	2,026
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,940
4.55% 6/24/24	38,000	38,570
Western Gas Partners LP:
4.65% 7/1/26	3,000	3,138
5.375% 6/1/21	7,000	7,597
Williams Partners LP:
4% 11/15/21	2,000	2,078
4.3% 3/4/24	8,000	8,281
		467,791
FINANCIALS - 2.8%
Banks - 1.3%
Bank of America Corp.:
3.3% 1/11/23	15,000	15,099
3.5% 4/19/26	10,000	9,920
3.875% 8/1/25	18,000	18,397
3.95% 4/21/25	27,000	27,098
4% 1/22/25	104,000	105,022
4.1% 7/24/23	5,000	5,234
4.2% 8/26/24	4,000	4,128
4.25% 10/22/26	11,000	11,211
Citigroup, Inc.:
1.85% 11/24/17	21,000	21,075
4.05% 7/30/22	4,000	4,178
4.4% 6/10/25	11,000	11,298
5.3% 5/6/44	17,000	18,431
5.5% 9/13/25	4,000	4,406
Citizens Financial Group, Inc. 4.3% 12/3/25	20,000	20,597
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,043
2.95% 10/1/26	14,000	13,394
3.875% 9/10/24	23,000	23,435
4.125% 12/15/26	17,000	17,417
4.25% 10/15/20	4,000	4,268
4.35% 8/15/21	4,000	4,288
4.625% 5/10/21	4,000	4,320
4.95% 3/25/20	4,000	4,328
Regions Financial Corp. 3.2% 2/8/21	7,000	7,133
Royal Bank of Canada 4.65% 1/27/26	9,000	9,583
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	101,215
6% 12/19/23	35,000	37,165
6.1% 6/10/23	13,000	13,799
6.125% 12/15/22	29,000	30,829
		551,311
Capital Markets - 1.1%
Affiliated Managers Group, Inc. 4.25% 2/15/24	6,000	6,178
Credit Suisse AG 6% 2/15/18	2,000	2,078
Deutsche Bank AG London Branch 2.85% 5/10/19	20,000	20,102
Goldman Sachs Group, Inc.:
2.625% 1/31/19	24,000	24,294
2.9% 7/19/18	29,000	29,439
5.75% 1/24/22	8,000	9,011
6.75% 10/1/37	190,000	238,136
IntercontinentalExchange, Inc.:
2.75% 12/1/20	4,000	4,069
3.75% 12/1/25	7,000	7,288
Lazard Group LLC 4.25% 11/14/20	8,000	8,399
Morgan Stanley:
2.375% 7/23/19	20,000	20,137
3.7% 10/23/24	18,000	18,384
3.75% 2/25/23	36,000	37,200
5% 11/24/25	13,000	14,019
		438,734
Consumer Finance - 0.1%
American Express Credit Corp. 1.875% 11/5/18	25,000	25,085
Discover Financial Services 3.95% 11/6/24	7,000	7,042
Hyundai Capital America 2.125% 10/2/17 (a)	4,000	4,010
Synchrony Financial:
1.875% 8/15/17	3,000	3,002
3% 8/15/19	4,000	4,061
3.75% 8/15/21	6,000	6,181
4.25% 8/15/24	6,000	6,210
		55,591
Diversified Financial Services - 0.0%
Brixmor Operating Partnership LP 4.125% 6/15/26	6,000	6,089
Insurance - 0.3%
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,218
Pacific LifeCorp 6% 2/10/20 (a)	4,000	4,350
Pricoa Global Funding I 5.375% 5/15/45 (b)	11,000	11,495
Prudential Financial, Inc. 4.5% 11/16/21	100,000	108,416
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	3,000	3,057
Unum Group 5.75% 8/15/42	5,000	5,644
		135,180

TOTAL FINANCIALS		1,186,905

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
WellPoint, Inc. 3.3% 1/15/23	21,000	21,173
Pharmaceuticals - 0.1%
Allergan PLC 1.875% 10/1/17	3,000	3,007
Mylan N.V.:
2.5% 6/7/19	9,000	9,002
3.15% 6/15/21	12,000	12,004
3.95% 6/15/26	9,000	8,790
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	8,000	7,703
3.15% 10/1/26	7,000	6,479
Zoetis, Inc. 3.25% 2/1/23	4,000	4,045
		51,030

TOTAL HEALTH CARE		72,203

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	5,017
3.375% 6/1/21	6,000	6,127
3.75% 2/1/22	11,000	11,352
3.875% 4/1/21	9,000	9,338
4.25% 9/15/24	9,000	9,333
		41,167
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Autodesk, Inc. 3.125% 6/15/20	16,000	16,203
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	10,000	10,506

TOTAL INFORMATION TECHNOLOGY		26,709

MATERIALS - 0.0%
Metals & Mining - 0.0%
Anglo American Capital PLC 3.625% 5/14/20 (a)	10,000	10,163
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	2,008
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,048
Camden Property Trust:
2.95% 12/15/22	4,000	3,938
4.25% 1/15/24	8,000	8,353
Corporate Office Properties LP 5% 7/1/25	5,000	5,219
DDR Corp.:
3.5% 1/15/21	140,000	142,049
3.625% 2/1/25	5,000	4,851
4.25% 2/1/26	4,000	4,015
4.75% 4/15/18	132,000	135,250
Duke Realty LP:
3.25% 6/30/26	2,000	1,951
3.625% 4/15/23	5,000	5,074
3.875% 10/15/22	8,000	8,360
Equity One, Inc. 3.75% 11/15/22	20,000	20,490
Government Properties Income Trust 3.75% 8/15/19	10,000	10,097
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	6,051
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	3,963
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	14,000	14,229
4.5% 1/15/25	3,000	3,002
4.95% 4/1/24	3,000	3,099
5.25% 1/15/26	10,000	10,471
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	1,921
5% 12/15/23	2,000	2,052
Weingarten Realty Investors 3.375% 10/15/22	2,000	2,013
WP Carey, Inc.:
4% 2/1/25	13,000	12,860
4.6% 4/1/24	20,000	20,698
		435,062
Real Estate Management & Development - 0.4%
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,088
4.1% 10/1/24	10,000	10,025
4.95% 4/15/18	11,000	11,328
CBRE Group, Inc. 4.875% 3/1/26	20,000	20,619
Digital Realty Trust LP 3.95% 7/1/22	7,000	7,288
Essex Portfolio LP 3.875% 5/1/24	7,000	7,212
Liberty Property LP:
3.25% 10/1/26	5,000	4,827
3.375% 6/15/23	25,000	25,038
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,014
3.15% 5/15/23	12,000	11,264
Mid-America Apartments LP:
4% 11/15/25	3,000	3,067
4.3% 10/15/23	2,000	2,097
Tanger Properties LP:
3.125% 9/1/26	6,000	5,721
3.75% 12/1/24	7,000	7,042
3.875% 12/1/23	4,000	4,090
Ventas Realty LP:
3.125% 6/15/23	3,000	2,954
4.125% 1/15/26	3,000	3,062
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,112
		147,848

TOTAL REAL ESTATE		582,910

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
3.6% 2/17/23	16,000	16,145
5.55% 8/15/41	48,000	49,769
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,015
6% 4/1/17	2,000	2,005
6.15% 9/15/19	2,000	2,135
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	28,888
4.5% 9/15/20	103,000	109,854
5.012% 8/21/54	84,000	81,287
		292,098
UTILITIES - 0.2%
Electric Utilities - 0.1%
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,009
Duke Energy Corp. 2.1% 6/15/18	5,000	5,024
FirstEnergy Corp.:
4.25% 3/15/23	30,000	31,282
7.375% 11/15/31	5,000	6,590
IPALCO Enterprises, Inc. 3.45% 7/15/20	17,000	17,298
		63,203
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.15% 6/15/19	3,000	2,995
2.7% 6/15/21	3,000	2,984
		5,979
Multi-Utilities - 0.1%
Dominion Resources, Inc. 3.2982% 9/30/66 (b)	6,000	4,895
Puget Energy, Inc.:
6% 9/1/21	13,000	14,552
6.5% 12/15/20	4,000	4,496
Sempra Energy 6% 10/15/39	11,000	13,511
		37,454

TOTAL UTILITIES		106,636

TOTAL NONCONVERTIBLE BONDS
(Cost $3,419,150)		3,516,105

U.S. Government and Government Agency Obligations - 8.3%
U.S. Treasury Inflation-Protected Obligations - 2.7%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$184,549	$178,920
1% 2/15/46	101,894	105,297
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/19	92,732	94,558
0.125% 4/15/20	257,740	262,568
0.375% 7/15/25	447,955	451,979
0.625% 1/15/26	71,126	72,913

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		1,166,235

U.S. Treasury Obligations - 5.6%
U.S. Treasury Bonds:
2.5% 2/15/46	205,000	185,677
2.875% 11/15/46	208,000	204,108
3% 11/15/45	66,000	66,278
U.S. Treasury Notes:
0.75% 9/30/18	645,000	641,221
1.25% 10/31/21	565,000	549,065
2% 8/15/25	129,000	125,694
2% 11/15/26	110,000	106,408
2.125% 2/29/24	255,000	253,924
2.125% 5/15/25	33,000	32,533
2.25% 1/31/24	213,000	213,907

TOTAL U.S. TREASURY OBLIGATIONS		2,378,815

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,559,770)		3,545,050

U.S. Government Agency - Mortgage Securities - 5.5%
Fannie Mae - 3.3%
3% 8/1/31 to 9/1/46	342,367	344,515
3.5% 11/1/30 to 5/1/46	444,314	458,852
4% 4/1/42 to 1/1/43	235,870	249,246
4.5% 3/1/41 to 1/1/42	71,998	77,696
5% 11/1/33 to 2/1/35	83,623	92,889
5.5% 5/1/27 to 9/1/41	153,375	170,646

TOTAL FANNIE MAE		1,393,844

Freddie Mac - 1.0%
3% 2/1/43 to 1/1/47	169,090	168,552
3.5% 4/1/43 to 8/1/43	145,975	150,417
4% 2/1/41	60,017	63,436
4.5% 3/1/41 to 4/1/41	59,335	63,981

TOTAL FREDDIE MAC		446,386

Ginnie Mae - 1.2%
3% 3/20/45	87,289	88,585
3.5% 12/20/41 to 8/20/43	200,734	209,881
4% 11/20/40	46,299	49,456
4.5% 5/20/41	54,873	59,341
5% 10/15/33	75,201	82,662

TOTAL GINNIE MAE		489,925

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,347,595)		2,330,155

Asset-Backed Securities - 0.0%
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.375% 8/27/57 (a)
(Cost $21,203)	21,229	21,208

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
Nationstar HECM Loan Trust sequential payer Series 2015-2A Class A, 2.8826% 11/25/25(a)
(Cost $24,591)	24,591	24,601

Commercial Mortgage Securities - 0.4%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	4,333	4,332
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2007-LD11 Class A4, 5.7592% 6/15/49 (b)	130,505	130,767
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9202% 7/15/44 (b)	7,120	7,177
MSCG Trust Series 2016-SNR Class A, 3.348% 11/15/34 (a)(b)	25,000	24,957
Wachovia Bank Commercial Mortgage Trust sequential payer Series 2007-C33 Class A4, 5.9654% 2/15/51 (b)	7,751	7,766
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $190,235)		174,999

Municipal Securities - 0.5%
Chicago Gen. Oblig. (Taxable Proj.) Series 2014 B, 6.314% 1/1/44	35,000	32,232
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	3,667	3,714
4.95% 6/1/23	15,000	15,320
5.1% 6/1/33	95,000	88,107
Series 2010-1, 6.63% 2/1/35	20,000	20,631
Series 2010-3:
6.725% 4/1/35	5,000	5,193
7.35% 7/1/35	5,000	5,414
Series 2010-5, 6.2% 7/1/21	5,000	5,246
Series 2011, 5.877% 3/1/19	15,000	15,833
Series 2013, 3.6% 12/1/19	5,000	4,933
TOTAL MUNICIPAL SECURITIES
(Cost $207,389)		196,623
	Shares	Value

Fixed-Income Funds - 75.8%
Intermediate-Term Bond Funds - 75.8%
Metropolitan West Total Return Bond Fund Class I	950,481	$10,065,597
PIMCO Total Return Fund Institutional Class	943,613	9,577,676
Western Asset Core Bond Fund Class I	1,007,169	12,529,184
TOTAL FIXED-INCOME FUNDS
(Cost $32,763,071)		32,172,457

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.60% (c)
(Cost $326,119)	326,054	326,119
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $42,859,123)		42,307,317
NET OTHER ASSETS (LIABILITIES) - 0.3%		139,562
NET ASSETS - 100%		$42,446,879

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $206,056 or 0.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,078
Total	$1,078

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$3,516,105	$--	$3,516,105	$--
U.S. Government and Government Agency Obligations	3,545,050	--	3,545,050	--
U.S. Government Agency - Mortgage Securities	2,330,155	--	2,330,155	--
Asset-Backed Securities	21,208	--	21,208	--
Collateralized Mortgage Obligations	24,601	--	24,601	--
Commercial Mortgage Securities	174,999	--	174,999	--
Municipal Securities	196,623	--	196,623	--
Fixed-Income Funds	32,172,457	32,172,457	--	--
Money Market Funds	326,119	326,119	--	--
Total Investments in Securities:	$42,307,317	$32,498,576	$9,808,741	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $42,533,004)	$41,981,198
Fidelity Central Funds (cost $326,119)	326,119
Total Investments (cost $42,859,123)		$42,307,317
Cash		8,308
Receivable for investments sold		119,657
Receivable for fund shares sold		96,199
Interest receivable		60,654
Distributions receivable from Fidelity Central Funds		316
Prepaid expenses		296
Receivable from investment adviser for expense reductions		1,825
Other receivables		644
Total assets		42,595,216
Liabilities
Payable for investments purchased	$55,222
Payable for fund shares redeemed	43,185
Accrued management fee	1,216
Distribution and service plan fees payable	23
Audit fees payable	42,560
Other affiliated payables	2,049
Other payables and accrued expenses	4,082
Total liabilities		148,337
Net Assets		$42,446,879
Net Assets consist of:
Paid in capital		$43,088,498
Distributions in excess of net investment income		(16,301)
Accumulated undistributed net realized gain (loss) on investments		(73,512)
Net unrealized appreciation (depreciation) on investments		(551,806)
Net Assets		$42,446,879
Core Income Multi-Manager:
Net Asset Value, offering price and redemption price per share ($39,286,740 ÷ 3,986,987 shares)		$9.85
Class F:
Net Asset Value, offering price and redemption price per share ($2,939,575 ÷ 298,226 shares)		$9.86
Class L:
Net Asset Value, offering price and redemption price per share ($110,734 ÷ 11,235 shares)		$9.86
Class N:
Net Asset Value, offering price and redemption price per share ($109,830 ÷ 11,145 shares)		$9.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$792,764
Interest		276,283
Income from Fidelity Central Funds		1,078
Total income		1,070,125
Expenses
Management fee	$147,125
Transfer agent fees	6,422
Distribution and service plan fees	273
Accounting fees and expenses	18,326
Custodian fees and expenses	12,481
Independent trustees' fees and expenses	552
Registration fees	43,759
Audit	72,172
Legal	260
Miscellaneous	1,991
Total expenses before reductions	303,361
Expense reductions	(199,986)	103,375
Net investment income (loss)		966,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	682
Fidelity Central Funds	(36)
Realized gain distributions from underlying funds:
Unaffiliated issuers	139,313
Total net realized gain (loss)		139,959
Change in net unrealized appreciation (depreciation) on: Investment securities	492,262
Delayed delivery commitments	52
Total change in net unrealized appreciation (depreciation)		492,314
Net gain (loss)		632,273
Net increase (decrease) in net assets resulting from operations		$1,599,023

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$966,750	$1,142,961
Net realized gain (loss)	139,959	85,813
Change in net unrealized appreciation (depreciation)	492,314	(1,276,886)
Net increase (decrease) in net assets resulting from operations	1,599,023	(48,112)
Distributions to shareholders from net investment income	(980,579)	(1,136,312)
Distributions to shareholders from net realized gain	(120,266)	(45,386)
Total distributions	(1,100,845)	(1,181,698)
Share transactions - net increase (decrease)	(2,683,722)	2,502,130
Total increase (decrease) in net assets	(2,185,544)	1,272,320
Net Assets
Beginning of period	44,632,423	43,360,103
End of period	$42,446,879	$44,632,423
Other Information
Distributions in excess of net investment income end of period	$(16,301)	$(4,532)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.02	$9.84	$10.09	$10.00
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.248	.201
Net realized and unrealized gain (loss)	.130	(.262)	.184	(.222)	.151
Total from investment operations	.348	(.006)	.469	.026	.352
Distributions from net investment income	(.221)	(.254)	(.286)	(.243)	(.197)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.033)	(.065)
Total distributions	(.248)	(.264)	(.289)	(.276)	(.262)
Net asset value, end of period	$9.85	$9.75	$10.02	$9.84	$10.09
Total ReturnD,E	3.58%	(.04)%	4.83%	.29%	3.54%
Ratios to Average Net AssetsF
Expenses before reductions	.69%	.65%	.65%	.68%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.61%	2.87%	2.53%	2.84%G
Supplemental Data
Net assets, end of period (000 omitted)	$39,287	$41,445	$40,564	$42,471	$41,975
Portfolio turnover rateH	41%	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$10.10	$10.19
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.245	.072
Net realized and unrealized gain (loss)	.142	(.269)	.194	(.229)	(.029)
Total from investment operations	.360	(.013)	.479	.016	.043
Distributions from net investment income	(.223)	(.257)	(.286)	(.243)	(.068)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.033)	(.065)
Total distributions	(.250)	(.267)	(.289)	(.276)	(.133)
Net asset value, end of period	$9.86	$9.75	$10.03	$9.84	$10.10
Total ReturnD,E	3.71%	(.12)%	4.94%	.19%	.43%
Ratios to Average Net AssetsF
Expenses before reductions	.67%	.63%	.63%	.75%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.61%	2.87%	2.53%	3.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,940	$2,974	$2,583	$1,396	$272
Portfolio turnover rateH	41%	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.073
Net realized and unrealized gain (loss)	.139	(.272)	.194	.118
Total from investment operations	.357	(.016)	.479	.191
Distributions from net investment income	(.220)	(.254)	(.286)	(.068)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.003)
Total distributions	(.247)	(.264)	(.289)	(.071)
Net asset value, end of period	$9.86	$9.75	$10.03	$9.84
Total ReturnD,E	3.68%	(.14)%	4.93%	1.97%
Ratios to Average Net AssetsF
Expenses before reductions	.69%	.65%	.65%	.82%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.60%	2.87%	2.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$111	$107	$107	$102
Portfolio turnover rateH	41%	74%	115%	87%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.193	.231	.261	.066
Net realized and unrealized gain (loss)	.130	(.271)	.193	.118
Total from investment operations	.323	(.040)	.454	.184
Distributions from net investment income	(.196)	(.230)	(.261)	(.061)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.003)
Total distributions	(.223)	(.240)	(.264)	(.064)
Net asset value, end of period	$9.85	$9.75	$10.03	$9.84
Total ReturnD,E	3.32%	(.39)%	4.68%	1.90%
Ratios to Average Net AssetsF
Expenses before reductions	.94%	.90%	.90%	1.07%G
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%G
Expenses net of all reductions	.48%	.48%	.48%	.48%G
Net investment income (loss)	1.95%	2.35%	2.62%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$110	$106	$107	$102
Portfolio turnover rateH	41%	74%	115%	87%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017
(Amounts in thousands except percentages)

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$433,093
Gross unrealized depreciation	(1,042,007)
Net unrealized appreciation (depreciation) on securities	$(608,914)
Tax Cost	$42,916,231

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(16,354)
Net unrealized appreciation (depreciation) on securities and other investments	$(608,914)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(16,354)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,100,845	$ 1,181,698

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $6,159,123 and $10,318,371, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

PGIM, Inc. (formerly Prudential Investment Management, Inc.) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, PGIM, Inc. has not been allocated any portion of the Fund's assets. PGIM, Inc. in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$273	$273

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$6,392.02
Class L	15.01
Class N	15.01
	$6,422

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $134 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $132,452.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 63,224
Class F	.20%	3,975
Class L	.20%	166
Class N	.45%	169

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Core Income Multi-Manager	$911,296	$1,051,177
Class F	64,687	79,916
Class L	2,440	2,746
Class N	2,156	2,473
Total	$980,579	$1,136,312
From net realized gain
Core Income Multi-Manager	$111,748	$41,928
Class F	7,918	3,241
Class L	301	109
Class N	299	108
Total	$120,266	$45,386

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Core Income Multi-Manager
Shares sold	478,896	195,744	$4,765,891	$1,919,228
Reinvestment of distributions	103,109	111,363	1,023,039	1,093,091
Shares redeemed	(847,678)	(100,878)	(8,410,141)	(990,953)
Net increase (decrease)	(265,673)	206,229	$(2,621,211)	$2,021,366
Class F
Shares sold	110,036	126,576	$1,093,294	$1,246,918
Reinvestment of distributions	7,318	8,472	72,605	83,157
Shares redeemed	(124,215)	(87,452)	(1,233,606)	(854,747)
Net increase (decrease)	(6,861)	47,596	$(67,707)	$475,328
Class L
Shares sold	–	–	$–	$–
Reinvestment of distributions	276	291	2,741	2,855
Shares redeemed	–	–	–	–
Net increase (decrease)	276	291	$2,741	$2,855
Class N
Shares sold	–	–	$–	$–
Reinvestment of distributions	248	263	2,455	2,581
Shares redeemed	–	–	–	–
Net increase (decrease)	248	263	$2,455	$2,581

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 77% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds(the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Core Income Multi-Manager	.23%
Actual		$1,000.00	$985.80	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class F	.23%
Actual		$1,000.00	$986.90	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class L	.23%
Actual		$1,000.00	$986.80	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class N	.48%
Actual		$1,000.00	$984.60	$2.36
Hypothetical-C		$1,000.00	$1,022.41	$2.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expense of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Core Income Multi-Manager Fund
Class F	04/13/17	04/12/17	$0.003
Class L	04/13/17	04/12/17	$0.003
Class N	04/13/17	04/12/17	$0.003
Core Income Multi-Manager	04/13/17	04/12/17	$0.003

A total of 16.75% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC (Pyramis)) and PGIM, Inc. (PGIM) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with FIAM on behalf of the fund to reflect the change in the sub-adviser's name from Pyramis to FIAM, noting that no other contract terms were impacted and that FIAM will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with FIAM, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with FIAM, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with FIAM is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, FIAM and PGIM (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and theiraffiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that Class F had out-performed 57% and 58% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were equal to, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with FIAM should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ACF-L-ACF-N-ANN-0417
1.9585972.103

Strategic Advisers® Small-Mid Cap Multi-Manager Fund Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Small-Mid Cap Multi-Manager Fund	31.35%	11.23%	13.31%

 A From December 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund, a class of the fund, on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$19,146	Strategic Advisers® Small-Mid Cap Multi-Manager Fund
$20,678	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 24.98% for the year ending February 28, 2017, rising sharply in the period’s final four months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following Brexit – the U.K.’s June vote to exit the European Union –recovering quickly to settle into a flattish stretch until the November U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, financials (+47%) proved the top-performing sector by far, riding an uptick in bond yields and a rally in banks (+60%), especially post-election. Industrials (+27%), energy (+26%) and materials (+28%) also fared well, the latter two driven by a cyclical rebound in commodity prices. Information technology rose 33%, despite cooling off late in 2016. Conversely, real estate and health care each returned 15%, lagging the broad market on prospects of rising interest rates and an uncertain political and regulatory outlook, respectively. An improved backdrop for riskier assets curbed dividend-rich telecom services (+9%), consumer staples (+12%) and utilities (+16%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund's share classes gained roughly 31%, lagging the 31.75% advance of its small-to-mid-cap (SMID) benchmark, the Russell 2500® Index. Versus the benchmark, Fund performance was hampered by managers that emphasized quality and momentum factors in their investment strategies, as these dynamics were out of favor this period. Growth-focused managers also lagged. Three sub-advisers – Victory Capital Management, Portolan Capital Management and Systematic Financial Management – detracted by roughly equal amounts, but only Portolan was in the Fund for the entire period. Portolan was hampered by poor selections in the consumer discretionary and health care sectors, along with unfavorable positioning in energy. On the plus side, sub-adviser LSV Asset Management was the top relative contributor, as its quantitatively driven, all-weather value strategy with a deep-value tilt, came into favor shortly after the manager was hired in September. Sub-adviser The Boston Company outpaced the Fund’s benchmark by a sizable margin and also meaningfully contributed. In addition to LSV, we hired JPMorgan Investment Management as a sub-adviser. These additions were part of our ongoing strategy of increasing the presence of sub-advisers in the portfolio, while also placing greater emphasis on SMID-cap managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity SAI Small-Mid Cap 500 Index Fund	3.7	1.0
ServiceMaster Global Holdings, Inc.	0.9	0.8
Fidelity SAI Real Estate Index Fund	0.8	1.0
Waste Connection, Inc. (United States)	0.8	0.8
Toro Co.	0.7	0.7
SS&C Technologies Holdings, Inc.	0.7	0.5
KeyCorp	0.7	0.2
Carter's, Inc.	0.7	0.5
Spectrum Brands Holdings, Inc.	0.6	0.8
CEB, Inc.	0.6	0.4
	10.2

Top Five Market Sectors as of February 28, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.0	16.3
Financials	15.8	20.1
Information Technology	15.6	17.1
Consumer Discretionary	13.1	15.1
Health Care	11.4	12.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	90.0%
Mid-Cap Blend Funds	3.7%
Sector Funds	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

As of August 31, 2016
Common Stocks	94.0%
Mid-Cap Blend Funds	1.0%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 1.2%
BorgWarner, Inc.	700	$29,533
Cooper Tire & Rubber Co.	112	4,530
Cooper-Standard Holding, Inc. (a)	260	29,120
Dana Holding Corp.	1,300	24,557
Lear Corp.	160	22,718
The Goodyear Tire & Rubber Co.	1,000	35,050
Tower International, Inc.	600	16,590
Visteon Corp. (a)	323	29,932
		192,030
Automobiles - 0.0%
Fiat Chrysler Automobiles NV (a)	525	5,759
Distributors - 0.7%
LKQ Corp. (a)	146	4,611
Pool Corp.	827	94,865
		99,476
Diversified Consumer Services - 1.4%
Carriage Services, Inc.	600	15,462
Grand Canyon Education, Inc. (a)	1,064	65,308
ServiceMaster Global Holdings, Inc. (a)	3,529	140,560
		221,330
Hotels, Restaurants & Leisure - 1.6%
Brinker International, Inc.	1,194	50,435
Carrols Restaurant Group, Inc. (a)	356	5,625
Drive Shack, Inc.	1,034	4,332
Dunkin' Brands Group, Inc.	932	51,269
Fiesta Restaurant Group, Inc. (a)	355	7,047
Papa John's International, Inc.	518	40,881
Red Lion Hotels Corp. (a)	543	4,045
Ruth's Hospitality Group, Inc.	900	15,165
U.S. Foods Holding Corp.	395	10,882
Wyndham Worldwide Corp.	400	33,296
Zoe's Kitchen, Inc. (a)	949	17,006
		239,983
Household Durables - 0.4%
CalAtlantic Group, Inc.	600	21,198
Harman International Industries, Inc.	150	16,743
KB Home	1,500	26,625
		64,566
Leisure Products - 1.1%
American Outdoor Brands Corp. (a)	500	9,720
Brunswick Corp.	1,325	79,354
JAKKS Pacific, Inc. (a)	516	2,709
Polaris Industries, Inc.	966	82,313
		174,096
Media - 1.9%
AMC Networks, Inc. Class A (a)	400	23,924
Cinemark Holdings, Inc.	975	40,823
E.W. Scripps Co. Class A (a)	2,079	47,879
National CineMedia, Inc.	4,244	54,451
Nexstar Broadcasting Group, Inc. Class A	675	46,541
Scripps Networks Interactive, Inc. Class A	300	24,231
Sinclair Broadcast Group, Inc. Class A	1,282	51,152
		289,001
Multiline Retail - 0.5%
Dillard's, Inc. Class A	200	10,904
Kohl's Corp.	800	34,096
Nordstrom, Inc.	611	28,509
		73,509
Specialty Retail - 2.8%
Aarons, Inc. Class A	600	16,368
American Eagle Outfitters, Inc.	800	12,680
Chico's FAS, Inc.	2,946	42,658
Destination XL Group, Inc. (a)	1,866	5,598
Dick's Sporting Goods, Inc.	641	31,377
Five Below, Inc. (a)	653	25,173
Foot Locker, Inc.	400	30,268
Hibbett Sports, Inc. (a)	747	22,037
Lithia Motors, Inc. Class A (sub. vtg.)	386	36,929
Monro Muffler Brake, Inc.	393	22,598
Murphy U.S.A., Inc. (a)	400	25,480
Office Depot, Inc.	7,190	29,982
Penske Automotive Group, Inc.	500	25,150
RH (a)	194	5,905
Sally Beauty Holdings, Inc. (a)	3,502	76,589
Sonic Automotive, Inc. Class A (sub. vtg.)	800	17,360
Williams-Sonoma, Inc.	223	10,836
		436,988
Textiles, Apparel & Luxury Goods - 1.5%
Carter's, Inc.	1,171	103,060
Crocs, Inc. (a)	3,284	21,839
G-III Apparel Group Ltd. (a)	971	24,984
Michael Kors Holdings Ltd. (a)	300	10,950
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	420	10,781
Wolverine World Wide, Inc.	2,224	55,978
		227,592

TOTAL CONSUMER DISCRETIONARY		2,024,330

CONSUMER STAPLES - 2.1%
Beverages - 0.1%
Primo Water Corp. (a)	614	8,805
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.	211	24,176
Performance Food Group Co. (a)	1,854	43,754
SpartanNash Co.	700	24,430
SUPERVALU, Inc. (a)	3,000	11,340
United Natural Foods, Inc. (a)	200	8,610
		112,310
Food Products - 0.7%
Bunge Ltd.	500	40,925
Hostess Brands, Inc. Class A (a)	902	13,737
Nomad Foods Ltd. (a)	695	7,478
Pilgrim's Pride Corp.	1,200	24,456
Sanderson Farms, Inc.	200	19,008
		105,604
Household Products - 0.6%
Spectrum Brands Holdings, Inc.	733	99,483
Personal Products - 0.0%
Avon Products, Inc. (a)	1,814	7,982

TOTAL CONSUMER STAPLES		334,184

ENERGY - 3.4%
Energy Equipment & Services - 1.5%
Core Laboratories NV	265	30,321
Dril-Quip, Inc. (a)	612	37,546
Matrix Service Co. (a)	1,000	16,200
McDermott International, Inc. (a)	4,100	30,176
Patterson-UTI Energy, Inc.	2,528	69,823
PHI, Inc. (non-vtg.) (a)	600	8,694
RigNet, Inc. (a)	1,823	32,176
		224,936
Oil, Gas & Consumable Fuels - 1.9%
Arch Coal, Inc. (a)	392	28,169
Ardmore Shipping Corp.	1,596	10,933
Canacol Energy Ltd. (a)	5,220	15,367
Cimarex Energy Co.	481	60,471
CONSOL Energy, Inc.	282	4,391
Evolution Petroleum Corp.	1,600	14,000
Extraction Oil & Gas, Inc.	1,028	18,196
Gastar Exploration, Inc. (a)	4,620	8,455
Gulfport Energy Corp. (a)	455	7,890
Lonestar Resources U.S., Inc. (a)	57	325
Matador Resources Co. (a)	327	7,871
Pacific Ethanol, Inc. (a)	217	1,703
PBF Energy, Inc. Class A	1,224	29,976
Resolute Energy Corp. (a)	508	23,647
Scorpio Tankers, Inc.	2,864	11,026
Sundance Energy Australia Ltd. (a)	56,189	4,954
Tesoro Corp.	500	42,595
World Fuel Services Corp.	300	10,851
		300,820

TOTAL ENERGY		525,756

FINANCIALS - 15.8%
Banks - 6.6%
Associated Banc-Corp.	1,402	36,102
Banco Latinoamericano de Comercio Exterior SA Series E	700	19,691
Bank of the Ozarks, Inc.	514	28,131
BankUnited, Inc.	1,084	42,959
Banner Corp.	484	28,130
Central Pacific Financial Corp.	400	12,632
CIT Group, Inc.	500	21,450
Citizens Financial Group, Inc.	158	5,904
Comerica, Inc.	83	5,916
Commerce Bancshares, Inc.	335	19,772
East West Bancorp, Inc.	111	6,007
Fifth Third Bancorp	274	7,519
First Hawaiian, Inc.	855	27,086
First Horizon National Corp.	2,277	45,403
First Interstate Bancsystem, Inc.	400	17,540
First Republic Bank	434	40,722
Fulton Financial Corp.	1,300	24,863
Great Western Bancorp, Inc.	786	33,594
Hancock Holding Co.	400	18,980
Hanmi Financial Corp.	800	26,720
Huntington Bancshares, Inc.	2,213	31,292
IBERIABANK Corp.	625	52,969
KeyCorp	5,589	104,906
Old National Bancorp, Indiana	1,400	25,690
PacWest Bancorp	181	9,973
Regions Financial Corp.	4,300	65,661
Signature Bank (a)	218	34,337
SVB Financial Group (a)	295	56,313
TCF Financial Corp.	2,400	41,760
The Bank of NT Butterfield & Son Ltd.	133	4,336
Western Alliance Bancorp. (a)	600	30,984
Wintrust Financial Corp.	439	32,354
Zions Bancorporation	1,400	62,860
		1,022,556
Capital Markets - 2.9%
Deutsche Bank AG (a)	234	4,611
Deutsche Bank AG (NY Shares) (a)	162	3,190
E*TRADE Financial Corp. (a)	1,089	37,581
Eaton Vance Corp. (non-vtg.)	747	34,833
FactSet Research Systems, Inc.	202	35,936
Financial Engines, Inc.	1,431	63,393
Lazard Ltd. Class A	977	42,070
Legg Mason, Inc.	700	26,404
LPL Financial	2,064	81,611
Morningstar, Inc.	529	42,442
PennantPark Investment Corp.	600	5,112
Raymond James Financial, Inc.	326	25,611
UBS Group AG	553	8,518
UBS Group AG	169	2,598
WisdomTree Investments, Inc.	3,914	35,657
		449,567
Consumer Finance - 0.7%
Ally Financial, Inc.	288	6,477
Green Dot Corp. Class A (a)	310	9,086
Navient Corp.	900	13,869
SLM Corp.	7,115	85,309
		114,741
Diversified Financial Services - 1.1%
Bats Global Markets, Inc.	1,113	39,100
Donnelley Financial Solutions, Inc. (a)	137	3,166
Jeld-Wen Holding, Inc.	300	9,372
Leucadia National Corp.	2,146	57,127
Valvoline, Inc.	1,210	27,128
Voya Financial, Inc.	696	28,696
		164,589
Insurance - 3.2%
AmTrust Financial Services, Inc.	900	20,700
Assurant, Inc.	162	16,038
Assured Guaranty Ltd.	700	28,777
CNA Financial Corp.	700	30,016
CNO Financial Group, Inc.	2,200	46,002
First American Financial Corp.	700	27,349
FNFV Group (a)	846	10,533
Genworth Financial, Inc. Class A (a)	2,800	11,452
Hanover Insurance Group, Inc.	400	36,008
Heritage Insurance Holdings, Inc.	1,100	16,236
Lincoln National Corp.	600	42,096
National General Holdings Corp.	1,000	24,340
ProAssurance Corp.	776	45,862
Reinsurance Group of America, Inc.	300	39,018
United Insurance Holdings Corp.	900	15,228
Universal Insurance Holdings, Inc.	800	21,560
Unum Group	1,200	58,596
		489,811
Mortgage Real Estate Investment Trusts - 0.6%
Altisource Residential Corp. Class B	1,121	15,044
MFA Financial, Inc.	2,300	18,446
New York Mortgage Trust, Inc.	2,300	14,559
Redwood Trust, Inc.	1,100	18,007
Starwood Property Trust, Inc.	1,100	25,146
		91,202
Thrifts & Mortgage Finance - 0.7%
Flagstar Bancorp, Inc. (a)	700	19,880
Lendingtree, Inc. (a)	130	15,392
MGIC Investment Corp. (a)	5,475	58,309
Radian Group, Inc.	800	14,888
		108,469

TOTAL FINANCIALS		2,440,935

HEALTH CARE - 11.4%
Biotechnology - 1.8%
Alnylam Pharmaceuticals, Inc. (a)	459	23,703
AMAG Pharmaceuticals, Inc. (a)	1,000	22,450
Atara Biotherapeutics, Inc. (a)	928	14,338
bluebird bio, Inc. (a)	273	23,928
DBV Technologies SA sponsored ADR (a)	534	19,454
Dyax Corp. rights 12/31/19 (a)	741	1,867
Emergent BioSolutions, Inc. (a)	400	12,552
Exact Sciences Corp. (a)	1,599	34,410
Juno Therapeutics, Inc. (a)	783	18,823
Neurocrine Biosciences, Inc. (a)	464	20,490
Sage Therapeutics, Inc. (a)	601	40,507
Seres Therapeutics, Inc. (a)	437	4,230
United Therapeutics Corp. (a)	274	40,475
		277,227
Health Care Equipment & Supplies - 3.5%
Abiomed, Inc. (a)	345	40,700
Align Technology, Inc. (a)	167	17,161
Cryolife, Inc. (a)	363	5,808
DexCom, Inc. (a)	711	55,572
Endologix, Inc. (a)	3,638	24,047
IDEXX Laboratories, Inc. (a)	584	84,645
Insulet Corp. (a)	397	17,293
Nevro Corp. (a)	234	22,462
Novadaq Technologies, Inc. (a)	1,000	7,260
Novadaq Technologies, Inc. (a)	1,887	13,700
NxStage Medical, Inc. (a)	968	27,646
Quidel Corp. (a)	776	16,296
Steris PLC	876	61,434
The Cooper Companies, Inc.	217	43,213
The Spectranetics Corp. (a)	1,296	36,061
West Pharmaceutical Services, Inc.	862	71,089
		544,387
Health Care Providers & Services - 2.7%
Air Methods Corp. (a)	400	15,140
Brookdale Senior Living, Inc. (a)	1,831	26,366
Capital Senior Living Corp. (a)	133	2,234
Centene Corp. (a)	847	59,714
Five Star Quality Care, Inc. (a)	1,815	4,175
HealthSouth Corp.	1,211	51,250
Henry Schein, Inc. (a)	200	34,312
Kindred Healthcare, Inc.	2,000	18,000
LifePoint Hospitals, Inc. (a)	400	25,620
MEDNAX, Inc. (a)	484	34,456
Patterson Companies, Inc.	791	35,951
PharMerica Corp. (a)	600	14,760
Quest Diagnostics, Inc.	400	38,976
Wellcare Health Plans, Inc. (a)	378	53,374
		414,328
Health Care Technology - 0.7%
athenahealth, Inc. (a)	262	30,898
Medidata Solutions, Inc. (a)	1,284	71,801
		102,699
Life Sciences Tools & Services - 0.8%
Bio-Rad Laboratories, Inc. Class A (a)	128	24,914
INC Research Holdings, Inc. Class A (a)	1,491	65,082
VWR Corp. (a)	1,034	29,055
		119,051
Pharmaceuticals - 1.9%
Akorn, Inc. (a)	600	12,486
Catalent, Inc. (a)	3,116	89,429
Flamel Technologies SA sponsored ADR (a)	525	5,597
GW Pharmaceuticals PLC ADR (a)	177	22,086
Jazz Pharmaceuticals PLC (a)	111	14,721
Lannett Co., Inc. (a)	900	19,800
Mallinckrodt PLC (a)	250	13,105
Patheon NV	810	25,515
Prestige Brands Holdings, Inc. (a)	299	16,929
Revance Therapeutics, Inc. (a)	1,306	27,426
Sucampo Pharmaceuticals, Inc. Class A (a)	1,000	11,750
TherapeuticsMD, Inc. (a)	6,608	41,498
		300,342

TOTAL HEALTH CARE		1,758,034

INDUSTRIALS - 17.0%
Aerospace & Defense - 1.2%
HEICO Corp. Class A	826	58,605
Huntington Ingalls Industries, Inc.	100	21,850
Moog, Inc. Class A (a)	400	27,032
Spirit AeroSystems Holdings, Inc. Class A	700	43,127
Textron, Inc.	800	37,840
		188,454
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	400	22,740
Forward Air Corp.	1,011	50,095
Park-Ohio Holdings Corp.	300	13,395
		86,230
Airlines - 0.7%
Air Canada (a)	2,248	22,646
Alaska Air Group, Inc.	300	29,346
JetBlue Airways Corp. (a)	1,600	31,936
SkyWest, Inc.	800	28,120
		112,048
Building Products - 0.8%
Allegion PLC	282	20,470
Owens Corning	700	40,943
Patrick Industries, Inc. (a)	524	41,841
USG Corp. (a)	700	23,611
		126,865
Commercial Services & Supplies - 3.2%
Brady Corp. Class A	1,184	45,288
Casella Waste Systems, Inc. Class A (a)	5,084	59,381
Clean Harbors, Inc. (a)	1,451	84,100
Deluxe Corp.	400	29,436
G&K Services, Inc. Class A	272	25,704
Herman Miller, Inc.	1,524	45,415
LSC Communications, Inc.	137	3,894
Multi-Color Corp.	357	25,597
Pitney Bowes, Inc.	1,300	17,732
R.R. Donnelley & Sons Co.	366	6,138
Ritchie Brothers Auctioneers, Inc.	558	18,799
Steelcase, Inc. Class A	957	15,312
Waste Connection, Inc. (United States)	1,345	117,540
		494,336
Construction & Engineering - 0.2%
Chicago Bridge & Iron Co. NV	900	30,213
Electrical Equipment - 0.8%
Generac Holdings, Inc. (a)	711	27,757
Hubbell, Inc. Class B	148	17,556
Sensata Technologies Holding BV (a)	1,895	77,790
		123,103
Industrial Conglomerates - 0.1%
ITT, Inc.	400	16,388
Machinery - 4.1%
Allison Transmission Holdings, Inc.	1,511	54,366
Crane Co.	400	28,916
Douglas Dynamics, Inc.	1,096	36,552
Global Brass & Copper Holdings, Inc.	600	20,190
John Bean Technologies Corp.	84	7,510
Kennametal, Inc.	740	27,447
Lincoln Electric Holdings, Inc.	460	38,737
Proto Labs, Inc. (a)	478	26,099
RBC Bearings, Inc. (a)	533	49,729
Snap-On, Inc.	425	72,110
Tennant Co.	808	56,762
Timken Co.	600	26,520
Toro Co.	1,904	114,640
Wabtec Corp.	623	49,915
Woodward, Inc.	401	28,250
		637,743
Marine - 0.4%
Kirby Corp. (a)	789	54,599
Professional Services - 1.8%
51job, Inc. sponsored ADR (a)	128	4,602
Advisory Board Co. (a)	379	17,055
CEB, Inc.	1,254	97,248
Manpower, Inc.	300	29,112
TransUnion Holding Co., Inc. (a)	939	34,828
TriNet Group, Inc. (a)	2,862	76,845
TrueBlue, Inc. (a)	689	17,880
		277,570
Road & Rail - 1.9%
Avis Budget Group, Inc. (a)	1,492	51,593
Heartland Express, Inc.	2,283	47,349
Knight Transportation, Inc.	1,730	56,571
Landstar System, Inc.	605	52,514
Roadrunner Transportation Systems, Inc. (a)	923	6,959
Ryder System, Inc.	400	30,460
Saia, Inc. (a)	338	16,342
Swift Transporation Co. (a)	600	13,032
U.S.A. Truck, Inc. (a)	96	913
Werner Enterprises, Inc.	882	24,696
		300,429
Trading Companies & Distributors - 1.2%
Applied Industrial Technologies, Inc.	521	32,849
GATX Corp.	400	23,232
HD Supply Holdings, Inc. (a)	173	7,439
MSC Industrial Direct Co., Inc. Class A	361	36,313
United Rentals, Inc. (a)	382	48,907
Watsco, Inc.	241	35,733
		184,473

TOTAL INDUSTRIALS		2,632,451

INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 1.4%
Applied Optoelectronics, Inc. (a)	148	6,796
Brocade Communications Systems, Inc.	1,600	19,696
Ciena Corp. (a)	1,882	49,572
EMCORE Corp.	707	6,328
Infinera Corp. (a)	845	9,168
Juniper Networks, Inc.	1,200	33,600
Lumentum Holdings, Inc. (a)	428	19,645
Oclaro, Inc. (a)	972	8,262
Plantronics, Inc.	400	21,424
Viavi Solutions, Inc. (a)	4,885	48,948
		223,439
Electronic Equipment & Components - 2.4%
Arrow Electronics, Inc. (a)	500	36,100
Benchmark Electronics, Inc. (a)	700	21,770
CDW Corp.	861	50,713
Fabrinet (a)	310	12,881
Flextronics International Ltd. (a)	2,200	36,278
FLIR Systems, Inc.	680	24,963
Jabil Circuit, Inc.	1,200	30,612
Keysight Technologies, Inc. (a)	159	5,978
Methode Electronics, Inc. Class A	629	26,104
Sanmina Corp. (a)	700	27,300
Trimble, Inc. (a)	1,576	48,903
Universal Display Corp.	258	21,891
Vishay Intertechnology, Inc.	900	14,265
Zebra Technologies Corp. Class A (a)	173	15,693
		373,451
Internet Software & Services - 3.7%
2U, Inc. (a)	1,730	63,232
Alarm.com Holdings, Inc. (a)	134	3,824
Alphabet, Inc. Class C (a)	40	32,928
Autobytel, Inc. (a)	725	9,063
Box, Inc. Class A (a)	674	11,876
Carbonite, Inc. (a)	992	19,294
Care.com, Inc. (a)	2,024	20,645
ChannelAdvisor Corp. (a)	2,093	22,500
Cimpress NV (a)	274	21,978
CoStar Group, Inc. (a)	133	27,023
Criteo SA sponsored ADR (a)	550	25,839
Facebook, Inc. Class A (a)	56	7,590
Five9, Inc. (a)	724	11,519
GoDaddy, Inc. (a)	484	17,835
GrubHub, Inc. (a)	919	32,220
Hortonworks, Inc. (a)	2,060	20,476
Instructure, Inc. (a)	686	15,709
Internap Network Services Corp. (a)	1,313	2,954
j2 Global, Inc.	47	3,827
Match Group, Inc. (a)	868	14,027
New Relic, Inc. (a)	842	29,622
Q2 Holdings, Inc. (a)	1,139	40,947
Shutterstock, Inc. (a)	479	20,889
SPS Commerce, Inc. (a)	194	10,734
Stamps.com, Inc. (a)	422	53,214
Twilio, Inc. Class A	189	5,995
Wix.com Ltd. (a)	209	13,021
XO Group, Inc. (a)	690	12,717
		571,498
IT Services - 1.9%
Broadridge Financial Solutions, Inc.	193	13,381
Conduent, Inc. (a)	360	5,792
Convergys Corp.	700	15,316
CoreLogic, Inc. (a)	669	26,218
Euronet Worldwide, Inc. (a)	465	38,493
Gartner, Inc. (a)	479	49,438
Maximus, Inc.	644	38,427
PayPal Holdings, Inc. (a)	355	14,910
Square, Inc. (a)	3,462	59,962
Teradata Corp. (a)	750	23,325
Unisys Corp. (a)	956	13,288
Virtusa Corp. (a)	136	4,217
		302,767
Semiconductors & Semiconductor Equipment - 1.5%
Cabot Microelectronics Corp.	497	34,402
Inphi Corp. (a)	201	9,435
Linear Technology Corp.	897	57,928
M/A-COM Technology Solutions Holdings, Inc. (a)	187	8,619
Marvell Technology Group Ltd.	510	7,956
Maxim Integrated Products, Inc.	185	8,196
Microsemi Corp. (a)	291	15,080
Qorvo, Inc. (a)	300	19,830
Synaptics, Inc. (a)	200	10,630
Teradyne, Inc.	1,230	34,981
United Microelectronics Corp. sponsored ADR	10,046	20,494
		227,551
Software - 3.8%
8x8, Inc. (a)	228	3,443
Adobe Systems, Inc. (a)	133	15,739
Aspen Technology, Inc. (a)	394	22,907
Barracuda Networks, Inc. (a)	777	18,384
Cadence Design Systems, Inc. (a)	2,284	70,576
Callidus Software, Inc. (a)	1,838	34,646
CommVault Systems, Inc. (a)	146	7,161
Descartes Systems Group, Inc. (a)	401	8,411
Descartes Systems Group, Inc. (a)	936	19,703
Ebix, Inc.	77	4,813
Electronic Arts, Inc. (a)	50	4,325
Ellie Mae, Inc. (a)	190	18,156
Guidewire Software, Inc. (a)	644	35,188
HubSpot, Inc. (a)	185	11,008
Imperva, Inc. (a)	496	20,336
Manhattan Associates, Inc. (a)	480	24,072
Nuance Communications, Inc. (a)	1,470	25,034
QAD, Inc. Class A	218	5,984
Qualys, Inc. (a)	197	6,885
Rapid7, Inc. (a)	197	2,985
RealPage, Inc. (a)	802	27,068
RingCentral, Inc. (a)	1,049	28,008
Splunk, Inc. (a)	262	16,173
SS&C Technologies Holdings, Inc.	3,042	106,531
TeleNav, Inc. (a)	633	5,159
Tyler Technologies, Inc. (a)	222	33,666
Zendesk, Inc. (a)	245	6,671
		583,032
Technology Hardware, Storage & Peripherals - 0.9%
3D Systems Corp. (a)	1,109	16,857
CPI Card Group	607	2,732
NCR Corp. (a)	800	38,456
Seagate Technology LLC	600	28,914
Stratasys Ltd. (a)	1,657	32,759
Xerox Corp.	1,800	13,392
		133,110

TOTAL INFORMATION TECHNOLOGY		2,414,848

MATERIALS - 5.1%
Chemicals - 2.4%
A. Schulman, Inc.	700	23,625
Axalta Coating Systems (a)	1,091	31,759
Cabot Corp.	605	35,078
CF Industries Holdings, Inc.	174	5,467
Eastman Chemical Co.	602	48,311
Huntsman Corp.	2,581	58,331
Kraton Performance Polymers, Inc. (a)	100	2,723
Methanex Corp.	860	43,829
Orion Engineered Carbons SA	767	15,954
Quaker Chemical Corp.	93	12,246
The Mosaic Co.	1,149	35,837
Trinseo SA	400	27,660
Tronox Ltd. Class A	1,630	28,248
		369,068
Construction Materials - 0.1%
U.S. Concrete, Inc. (a)	118	7,434
Containers & Packaging - 1.5%
Aptargroup, Inc.	1,012	75,404
Crown Holdings, Inc. (a)	1,197	64,147
Owens-Illinois, Inc. (a)	1,200	23,760
Packaging Corp. of America	615	56,844
Silgan Holdings, Inc.	185	11,030
Smurfit Kappa Group PLC	302	8,042
		239,227
Metals & Mining - 0.6%
Alcoa Corp.	178	6,157
Century Aluminum Co. (a)	763	10,747
Constellium NV (a)	2,247	18,313
Ferroglobe PLC	1,595	17,210
Ferroglobe Representation & Warranty Insurance	2,166	0
Reliance Steel & Aluminum Co.	300	25,395
Ryerson Holding Corp. (a)	385	4,177
United States Steel Corp.	113	4,375
		86,374
Paper & Forest Products - 0.5%
Clearwater Paper Corp. (a)	300	16,680
Domtar Corp.	170	6,475
Kapstone Paper & Packaging Corp.	1,213	27,414
Mercer International, Inc. (SBI)	865	10,423
P.H. Glatfelter Co.	1,000	22,100
		83,092

TOTAL MATERIALS		785,195

REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.4%
CBL & Associates Properties, Inc.	1,100	11,033
CorEnergy Infrastructure Trust, Inc.	600	21,414
Corrections Corp. of America	1,100	37,070
EastGroup Properties, Inc.	613	45,570
Gladstone Commercial Corp.	800	16,648
Government Properties Income Trust	1,200	24,732
Hospitality Properties Trust (SBI)	1,200	38,136
Independence Realty Trust, Inc.	2,500	22,975
Medical Properties Trust, Inc.	1,900	25,498
Mid-America Apartment Communities, Inc.	450	46,229
National Retail Properties, Inc.	1,288	58,269
National Storage Affiliates Trust	1,467	35,531
Outfront Media, Inc.	1,050	27,248
Piedmont Office Realty Trust, Inc. Class A	1,700	38,998
Preferred Apartment Communities, Inc. Class A	1,100	15,026
RLJ Lodging Trust	1,733	39,443
Sabra Health Care REIT, Inc.	1,800	48,960
Select Income REIT	1,300	33,800
Senior Housing Properties Trust (SBI)	1,900	38,950
Summit Hotel Properties, Inc.	2,200	33,858
WP Glimcher, Inc.	2,200	20,394
		679,782
Real Estate Management & Development - 0.5%
HFF, Inc.	921	27,308
Howard Hughes Corp. (a)	46	5,353
Realogy Holdings Corp.	1,453	40,248
		72,909

TOTAL REAL ESTATE		752,691

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Vonage Holdings Corp. (a)	1,816	10,932
UTILITIES - 1.5%
Electric Utilities - 0.9%
Entergy Corp.	450	34,497
FirstEnergy Corp.	1,100	35,673
Portland General Electric Co.	1,224	55,484
Spark Energy, Inc. Class A,	400	10,800
		136,454
Independent Power and Renewable Electricity Producers - 0.3%
Calpine Corp. (a)	1,983	23,221
The AES Corp.	1,700	19,584
		42,805
Multi-Utilities - 0.3%
NorthWestern Energy Corp.	781	45,689
Water Utilities - 0.0%
American Water Works Co., Inc.	139	10,842

TOTAL UTILITIES		235,790

TOTAL COMMON STOCKS
(Cost $11,586,440)		13,915,146

Equity Funds - 4.5%
Mid-Cap Blend Funds - 3.7%
Fidelity SAI Small-Mid Cap 500 Index Fund (b)	52,370	578,685
Sector Funds - 0.8%
Fidelity SAI Real Estate Index Fund (b)	11,166	124,727
TOTAL EQUITY FUNDS
(Cost $674,442)		703,412

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.49% to 0.53% 4/20/17 to 5/11/17 (c)
(Cost $29,975)	30,000	29,974

Money Market Funds - 5.7%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46%(d)
(Cost $884,493)	884,524	884,517
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $13,175,350)		15,533,049
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(69,268)
NET ASSETS - 100%		$15,463,781

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
7 ICE Russell 2000 Index Contracts (United States)	March 2017	484,750	$2,831

The face value of futures purchased as a percentage of Net Assets is 3.1%

Legend

 (a) Non-income producing

 (b) Affiliated Fund

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $29,974.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity SAI Real Estate Index Fund	$--	$131,471	$--	$1,960	$124,727
Fidelity SAI Small-Mid Cap 500 Index Fund	--	788,865	247,500	2,104	578,685
Total	$--	$920,336	$247,500	$4,064	$703,412

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,024,330	$2,024,330	$--	$--
Consumer Staples	334,184	334,184	--	--
Energy	525,756	525,756	--	--
Financials	2,440,935	2,440,935	--	--
Health Care	1,758,034	1,756,167	--	1,867
Industrials	2,632,451	2,632,451	--	--
Information Technology	2,414,848	2,414,848	--	--
Materials	785,195	785,195	--	--
Real Estate	752,691	752,691	--	--
Telecommunication Services	10,932	10,932	--	--
Utilities	235,790	235,790	--	--
Equity Funds	703,412	703,412	--	--
Other Short-Term Investments	29,974	--	29,974	--
Money Market Funds	884,517	884,517
Total Investments in Securities:	$15,533,049	$15,501,208	$29,974	$1,867
Derivative Instruments:
Assets
Futures Contracts	$2,831	$2,831	$--	$--
Total Assets	$2,831	$2,831	$--	$--
Total Derivative Instruments:	$2,831	$2,831	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,831	$0
Total Equity Risk	2,831	0
Total Value of Derivatives	$2,831	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,500,908)	$14,829,637
Affiliated issuers (cost $674,442)	703,412
Total Investments (cost $13,175,350)		$15,533,049
Receivable for investments sold		91,705
Receivable for fund shares sold		11,696
Dividends receivable		12,272
Prepaid expenses		108
Receivable from investment adviser for expense reductions		8,004
Other receivables		461
Total assets		15,657,295
Liabilities
Payable for investments purchased	$84,874
Payable for fund shares redeemed	38,020
Accrued management fee	9,603
Distribution and service plan fees payable	26
Payable for daily variation margin for derivative instruments	7,455
Audit fee payable	39,918
Custody fee payable	11,859
Other affiliated payables	1,759
Total liabilities		193,514
Net Assets		$15,463,781
Net Assets consist of:
Paid in capital		$13,003,041
Accumulated net investment loss		(105)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		100,315
Net unrealized appreciation (depreciation) on investments		2,360,530
Net Assets		$15,463,781
Small-Mid Cap Multi-Manager:
Net Asset Value, offering price and redemption price per share ($13,250,890 ÷ 1,365,049 shares)		$9.71
Class F:
Net Asset Value, offering price and redemption price per share ($1,959,231 ÷ 200,772 shares)		$9.76
Class L:
Net Asset Value, offering price and redemption price per share ($127,356 ÷ 13,135 shares)		$9.70
Class N:
Net Asset Value, offering price and redemption price per share ($126,304 ÷ 13,096 shares)		$9.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$175,799
Affiliated issuers		4,064
Interest		538
Total income		180,401
Expenses
Management fee	$113,733
Transfer agent fees	15,615
Distribution and service plan fees	281
Accounting fees and expenses	5,686
Custodian fees and expenses	51,906
Independent trustees' fees and expenses	206
Registration fees	42,401
Audit	75,452
Legal	9,739
Miscellaneous	2,327
Total expenses before reductions	317,346
Expense reductions	(150,642)	166,704
Net investment income (loss)		13,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,068,197
Affiliated issuers	1,607
Foreign currency transactions	320
Futures contracts	70,440
Realized gain distributions from underlying funds:
Affiliated issuers	1,575
Total net realized gain (loss)		3,142,139
Change in net unrealized appreciation (depreciation) on: Investment securities	1,680,327
Futures contracts	69,258
Total change in net unrealized appreciation (depreciation)		1,749,585
Net gain (loss)		4,891,724
Net increase (decrease) in net assets resulting from operations		$4,905,421

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,697	$(57,868)
Net realized gain (loss)	3,142,139	1,438,937
Change in net unrealized appreciation (depreciation)	1,749,585	(6,367,599)
Net increase (decrease) in net assets resulting from operations	4,905,421	(4,986,530)
Distributions to shareholders from net investment income	(5,001)	–
Distributions to shareholders from net realized gain	(2,720,619)	(2,307,894)
Total distributions	(2,725,620)	(2,307,894)
Share transactions - net increase (decrease)	(16,998,320)	3,132,287
Redemption fees	352	218
Total increase (decrease) in net assets	(14,818,167)	(4,161,919)
Net Assets
Beginning of period	30,281,948	34,443,867
End of period	$15,463,781	$30,281,948
Other Information
Accumulated net investment loss end of period	$(105)	$(6,235)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager

Years ended February 28,	2017	2016A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$9.10	$11.40	$13.46	$12.25	$11.24
Income from Investment Operations
Net investment income (loss)B	.01	(.02)	(.04)	(.03)	.04
Net realized and unrealized gain (loss)	2.76	(1.54)	.70	3.24	1.30
Total from investment operations	2.77	(1.56)	.66	3.21	1.34
Distributions from net investment income	–C	–	–	–	(.04)D
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(2.00)	(.30)D
Total distributions	(2.16)	(.74)	(2.72)	(2.00)	(.33)E
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$9.71	$9.10	$11.40	$13.46	$12.25
Total ReturnF	31.35%	(14.27)%	5.88%	27.21%	12.26%
Ratios to Average Net AssetsG
Expenses before reductions	2.17%	1.41%	1.34%	1.25%	1.16%
Expenses net of fee waivers, if any	1.15%	1.16%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.15%	1.16%	1.16%	1.16%	1.16%
Net investment income (loss)	.08%	(.18)%	(.29)%	(.19)%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$13,251	$28,621	$32,904	$57,019	$44,361
Portfolio turnover rateH	120%	89%	85%	117%	66%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.13	$11.42	$13.47	$12.25	$11.49
Income from Investment Operations
Net investment income (loss)C	.02	(.01)	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	2.77	(1.54)	.69	3.24	.91
Total from investment operations	2.79	(1.55)	.67	3.23	.92
Distributions from net investment income	–D	–	–	–	(.04)E
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(2.01)	(.12)E
Total distributions	(2.16)	(.74)	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capitalC,D	–	–	–	–	–
Net asset value, end of period	$9.76	$9.13	$11.42	$13.47	$12.25
Total ReturnF,G	31.46%	(14.16)%	5.95%	27.40%	8.11%
Ratios to Average Net AssetsH
Expenses before reductions	2.10%	1.31%	1.29%	1.24%	1.11%I
Expenses net of fee waivers, if any	1.05%	1.06%	1.06%	1.06%	1.06%I
Expenses net of all reductions	1.04%	1.06%	1.06%	1.05%	1.06%I
Net investment income (loss)	.19%	(.08)%	(.19)%	(.09)%	.38%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,959	$1,468	$1,314	$763	$186
Portfolio turnover rateJ	120%	89%	85%	117%	66%

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.09	$11.39	$13.45	$14.28
Income from Investment Operations
Net investment income (loss)C	.01	(.02)	(.04)	(.01)
Net realized and unrealized gain (loss)	2.76	(1.54)	.70	.93
Total from investment operations	2.77	(1.56)	.66	.92
Distributions from net investment income	–D	–	–	–
Distributions from net realized gain	(2.16)	(.74)	(2.72)	(1.75)
Total distributions	(2.16)	(.74)	(2.72)	(1.75)
Redemption fees added to paid in capitalC,D	–	–	–	–
Net asset value, end of period	$9.70	$9.09	$11.39	$13.45
Total ReturnE,F	31.39%	(14.29)%	5.89%	6.84%
Ratios to Average Net AssetsG
Expenses before reductions	2.21%	1.40%	1.37%	1.54%H
Expenses net of fee waivers, if any	1.15%	1.16%	1.16%	1.16%H
Expenses net of all reductions	1.15%	1.16%	1.16%	1.16%H
Net investment income (loss)	.09%	(.18)%	(.29)%	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$127	$97	$113	$107
Portfolio turnover rateI	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.07	$11.38	$13.44	$14.28
Income from Investment Operations
Net investment income (loss)C	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss)	2.74	(1.52)	.70	.92
Total from investment operations	2.72	(1.57)	.63	.90
Distributions from net realized gain	(2.15)	(.74)	(2.69)	(1.74)
Total distributions	(2.15)	(.74)	(2.69)	(1.74)
Redemption fees added to paid in capitalC,D	–	–	–	–
Net asset value, end of period	$9.64	$9.07	$11.38	$13.44
Total ReturnE,F	30.86%	(14.42)%	5.62%	6.73%
Ratios to Average Net AssetsG
Expenses before reductions	2.45%	1.65%	1.62%	1.81%H
Expenses net of fee waivers, if any	1.40%	1.41%	1.41%	1.41%H
Expenses net of all reductions	1.40%	1.41%	1.41%	1.41%H
Net investment income (loss)	(.16)%	(.43)%	(.54)%	(.42)%H
Supplemental Data
Net assets, end of period (000 omitted)	$126	$96	$113	$107
Portfolio turnover rateI	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Small-Mid Cap Multi Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,664,278
Gross unrealized depreciation	(400,093)
Net unrealized appreciation (depreciation) on securities	$2,264,185
Tax Cost	$13,268,864

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$323
Undistributed long-term capital gain	$196,669
Net unrealized appreciation (depreciation) on securities and other investments	$2,264,185

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$11,251	$ 57,528
Long-term Capital Gains	2,714,369	2,250,366
Total	$2,725,620	$ 2,307,894

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $70,440 and a change in net unrealized appreciation (depreciation) of $69,258 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $17,023,015 and $35,085,337, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners)(formerly Arrowpoint Asset Management, LLC), J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, Systematic Financial Management, L.P. (through September 19, 2016) and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Advisory Research, Inc., AllianceBernstein, L.P. (AB), FIAM LLC (an affiliate of the investment adviser), Fisher Investments, Geode Capital Management, LLC, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA), Systematic Financial Management, L.P. and Victory Capital Management, Inc. (formerly RS Investment Management Co. LLC) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$281	$281

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$15,394.12
Class L	111.10
Class N	110.10
	$15,615

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $1,461.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations (a)	Expense Limitations (b)	Expense Limitations (c)	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	1.15%	1.15%	$129,538
Class F	1.06%	1.05%	1.06%	17,208
Class L	1.16%	1.15%	1.15%	1,185
Class N	1.41%	1.40%	1.40%	1,177

 (a) Expense limitation effective March 1, 2016.

 (b) Expense limitation effective June 1, 2016.

 (c) Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Small-Mid Cap Multi-Manager	$4,349	$–
Class F	609	–
Class L	43	–
Total	$5,001	$–
From net realized gain
Small-Mid Cap Multi-Manager	$2,346,043	$2,192,558
Class F	328,655	100,434
Class L	23,021	7,482
Class N	22,900	7,420
Total	$2,720,619	$2,307,894

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Small-Mid Cap Multi-Manager
Shares sold	93,372	68,234	$934,953	$721,553
Reinvestment of distributions	251,105	215,320	2,350,346	2,192,558
Shares redeemed	(2,123,204)	(26,828)	(20,705,531)	(271,699)
Net increase (decrease)	(1,778,727)	256,726	$(17,420,232)	$2,642,412
Class F
Shares sold	64,975	64,042	$655,798	$679,517
Reinvestment of distributions	34,991	9,889	329,264	100,434
Shares redeemed	(59,866)	(28,287)	(609,114)	(304,978)
Net increase (decrease)	40,100	45,644	$375,948	$474,973
Class L
Reinvestment of distributions	2,467	735	$23,064	$7,482
Net increase (decrease)	2,467	735	$23,064	$7,482
Class N
Reinvestment of distributions	2,460	731	$22,900	$7,420
Net increase (decrease)	2,460	731	$22,900	$7,420

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 79% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Small-Mid Cap Multi-Manager	1.15%
Actual		$1,000.00	$1,114.00	$6.03
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class F	1.06%
Actual		$1,000.00	$1,114.40	$5.56
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class L	1.15%
Actual		$1,000.00	$1,114.10	$6.03
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class N	1.40%
Actual		$1,000.00	$1,112.40	$7.33
Hypothetical-C		$1,000.00	$1,017.85	$7.00

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small-Mid Cap Multi-Manager	04/10/17	04/07/17	$0.120
Class F	04/10/17	04/07/17	$0.120
Class L	04/10/17	04/07/17	$0.120
Class N	04/10/17	04/07/17	$0.120

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2017, $2,911,038, or, if subsequently determined to be different, the net capital gain of such year.

Small-Mid Cap Multi-Manager, Class F and Class L designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Small-Mid Cap Multi-Manager, Class F and Class L designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), AllianceBernstein L.P. (AB), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC (Pyramis)), Fisher Investments, Inc. (Fisher Investments), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Investment Advisers LLC (NBIA), Portolan Capital Management, LLC (Portolan), Systematic Financial Management, L.P. (Systematic), and The Boston Company Asset Management, LLC (Boston Company) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with FIAM on behalf of the fund to reflect the change in the sub-adviser's name from Pyramis to FIAM, noting that no other contract terms were impacted and that FIAM will continue to provide the same services to the fund. The Board also approved an amendment to the fee schedule in each of the sub-advisory agreements with ARI and Portolan, which has the potential to lower the amount of the fees paid by Strategic Advisers to each of ARI and Portolan, on behalf of the fund. The Board noted that the terms of each amended sub-advisory agreement are identical to those of the existing sub-advisory agreement with the applicable sub-adviser, except with respect to the date of execution and the fee schedule. The Board also noted that the amended sub-advisory agreements would not result in changes to the nature, extent, and quality of the services provided to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreements with ARI, FIAM, and Portolan, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreements with ARI, FIAM, and Portolan, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreements with ARI, FIAM, and Portolan is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, AB, FIAM, Fisher Investments, Invesco, Kennedy Capital, NBIA, Portolan, Systematic, and Boston Company(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period and in the third quartile for the three-year period ended December 31, 2015. The Board also noted that Class F had out-performed 65% and under-performed 56% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.15%, 1.15%, and 1.40%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.05% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class F, Class L, and Class N were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the retail class and Class L ranked below median. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market. The Board considered that, effective June 1, 2016, Strategic Advisers voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.05%. The Board considered that, if the 1.05% voluntary expense reimbursement had been in effect during the 12-month period ended December 31, 2015, the Class F's total expense ratio would have ranked below the median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreements with ARI, FIAM, and Portolan should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 8, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in each of the existing sub-advisory agreements with Advisory Research (Advisory) and Portolan Capital Management (Portolan) for the fund (the Amended Sub-Advisory Agreements), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to each of Advisory and Portolan, on behalf of the fund. The terms of each Amended Sub-Advisory Agreement are identical to those of the existing respective sub-advisory agreement with each sub-adviser, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each respective Amended Sub-Advisory Agreement.

In considering whether to approve each Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding Advisory and Portolan, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of each current sub-advisory agreement at its September 2015 Board meeting. The Board also considered the information provided by Advisory and Portolan in June 2016 in connection with the 2016 anticipated annual renewal of each current sub-advisory agreement with Advisory and Portolan.

The Board considered that each Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered each sub-adviser's representation that each respective Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it received information regarding each sub-adviser's historical investment performance in managing fund assets at its June 2016 Board meeting. The Board did not consider performance to be a material factor in its decision to approve each Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreements would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board considered that the new fee schedule under the Amended Sub-Advisory Agreement with Advisory will not result in any changes to the fund's total management fee or total fund expenses because Strategic Advisers has not allocated any assets of the fund to Advisory at this time. The Board considered that to the extent Strategic Advisers allocates assets of the fund to Advisory in the future, the new fee schedule under the Amended Sub-Advisory Agreement would result in lower fees to be paid by Strategic Advisers to Advisory, on behalf of the fund, compared to the fees that would be paid under the current Sub-Advisory Agreement. With respect to the Amended Sub-Advisory Agreement with Portolan, the Board considered that the new fee schedule is expected to lower the amount of fees paid by Strategic Advisers to Portolan on behalf of the fund. The Board also considered that if total fund expenses fall below the limits of the expense reimbursement arrangements in place for each class of the fund, the Amended Sub-Advisory Agreement with Portolan has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. The Board also considered that each respective Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee, Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund or Strategic Advisers' expense reimbursement arrangements for each class of the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve each Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviewed information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2016 Board meeting.

Possible Economies of Scale.  The Board considered that each Amended Sub-Advisory Agreement, like each current Sub-Advisory Agreement with each respective sub-adviser, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to Advisory Research and Portolan as assets allocated to each sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2016 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered to the fund and that each Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 8, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with LSV Asset Management (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that the same investment personnel and support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser lineup. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program with respect to the investment personnel that will provide services to the fund and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.15%, 1.15% and 1.40%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated or modified by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement and that the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund's advisory contracts at the September 2016 meeting.

Based on its review, the Board concluded that the fund's management fee structure and any projected changes to total expenses (if any) bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates and each sub-adviser from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers and each sub-advisory agreement. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 4d

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® Small-Mid Cap Multi-Manager Fund with respect to Geode's SMID strategy.

	# of Votes	% of Votes
Affirmative	8,219,394.70	68.925
Against	3,659,582.75	30.688
Abstain	46,125.86	0.387
TOTAL	11,925,103.31	100.000
Proposal 1 reflects trust wide proposal and voting results.

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AMM-ANN-0417
1.933020.105

Strategic Advisers® Emerging Markets Fund of Funds Class L and Class N Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Class L	29.08%	0.67%
Class N	28.68%	0.49%

 A From May 2, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class L on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$10,327	Strategic Advisers® Emerging Markets Fund of Funds - Class L
$10,416	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes gained about 29%, modestly trailing the 29.94% return of the MSCI Emerging Markets Index. Versus the benchmark, the Fund's performance was dampened by underlying managers with a growth emphasis in their investment strategies, as growth-oriented stocks lagged their value-oriented counterparts this period. I believe the Fund's diversification across managers with different investment styles – a key element of my investment strategy – helped its performance stay close to that of the benchmark. Growth-oriented Fidelity® Emerging Markets Fund was the primary detractor, hurt by an overweighting in the lagging consumer staples sector and adverse positioning in materials. Oppenheimer Developing Markets Fund also detracted, due to weak security selection in Brazil, China and India. On the plus side, Acadian Emerging Markets Fund was the top relative contributor, as its multifactor, quantitative strategy outpaced the Fund’s benchmark by a healthy margin. Value-oriented Lazard Emerging Markets Equity Portfolio was another leading contributor, benefiting from picks in China and South Korea. During the period, I reduced the number of managers in the portfolio from 12 to eight to concentrate on those in which I have greater conviction.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Causeway Emerging Markets Fund - Investor Class	19.8	19.3
Acadian Emerging Markets Portfolio Institutional Class	15.8	15.1
Lazard Emerging Markets Equity Portfolio Institutional Class	15.6	15.2
T. Rowe Price Emerging Markets Stock Fund Class I	13.3	13.4
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	12.6	12.7
Oppenheimer Developing Markets Fund Class Y	11.7	11.7
Fidelity Emerging Markets Fund	9.2	10.5
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	1.9	1.9
	99.9

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Diversified Emerging Markets Funds	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of August 31, 2016
Diversified Emerging Markets Funds	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Diversified Emerging Markets Funds - 99.9%
Acadian Emerging Markets Portfolio Institutional Class	119,524	$2,189,676
Causeway Emerging Markets Fund - Investor Class	239,502	2,742,302
Fidelity Emerging Markets Fund (a)	52,712	1,278,792
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	100,519	1,743,005
Lazard Emerging Markets Equity Portfolio Institutional Class	125,315	2,156,675
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	14,596	265,945
Oppenheimer Developing Markets Fund Class Y	47,288	1,613,932
T. Rowe Price Emerging Markets Stock Fund Class I	53,281	1,837,130
TOTAL EQUITY FUNDS
(Cost $12,863,458)		13,827,457

Money Market Funds - 0.2%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (b)
(Cost $32,468)	32,468	32,468
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $12,895,926)		13,859,925
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(20,741)
NET ASSETS - 100%		$13,839,184

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$1,054,660	$7,806	$--	$7,806	$1,278,792
Total	$1,054,660	$7,806	$--	$7,806	$1,278,792

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,672,323)	$12,581,133
Affiliated issuers (cost $1,223,603)	1,278,792
Total Investments (cost $12,895,926)		$13,859,925
Receivable for investments sold		65,420
Receivable for fund shares sold		12,327
Prepaid expenses		83
Receivable from investment adviser for expense reductions		3,509
Other receivables		160
Total assets		13,941,424
Liabilities
Payable for fund shares redeemed	$77,746
Payable for audit fees	21,521
Distribution and service plan fees payable	21
Other affiliated payables	141
Other payables and accrued expenses	2,811
Total liabilities		102,240
Net Assets		$13,839,184
Net Assets consist of:
Paid in capital		$14,487,302
Distributions in excess of net investment income		(2,248)
Accumulated undistributed net realized gain (loss) on investments		(1,609,869)
Net unrealized appreciation (depreciation) on investments		963,999
Net Assets		$13,839,184
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($11,424,519 ÷ 1,189,240 shares)		$9.61
Class F:
Net Asset Value, offering price and redemption price per share ($2,184,401 ÷ 227,399 shares)		$9.61
Class L:
Net Asset Value, offering price and redemption price per share ($130,562 ÷ 13,587 shares)		$9.61
Class N:
Net Asset Value, offering price and redemption price per share ($99,702 ÷ 10,382 shares)		$9.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$129,536
Affiliated issuers		7,806
Interest		76
Total income		137,418
Expenses
Management fee	$35,290
Transfer agent fees	246
Distribution and service plan fees	229
Accounting fees and expenses	1,468
Custodian fees and expenses	10,653
Independent trustees' fees and expenses	144
Registration fees	43,180
Audit	36,257
Legal	68
Reports to shareholders	1,538
Miscellaneous	105
Total expenses before reductions	129,178
Expense reductions	(117,841)	11,337
Net investment income (loss)		126,081
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(864,063)
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,927
Total net realized gain (loss)		(861,136)
Change in net unrealized appreciation (depreciation) on investment securities		3,625,745
Net gain (loss)		2,764,609
Net increase (decrease) in net assets resulting from operations		$2,890,690

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,081	$134,503
Net realized gain (loss)	(861,136)	(715,173)
Change in net unrealized appreciation (depreciation)	3,625,745	(2,592,155)
Net increase (decrease) in net assets resulting from operations	2,890,690	(3,172,825)
Distributions to shareholders from net investment income	(116,905)	(153,397)
Distributions to shareholders from net realized gain	–	(41,904)
Total distributions	(116,905)	(195,301)
Share transactions - net increase (decrease)	992,521	1,263,774
Redemption fees	832	5,629
Total increase (decrease) in net assets	3,767,138	(2,098,723)
Net Assets
Beginning of period	10,072,046	12,170,769
End of period	$13,839,184	$10,072,046
Other Information
Distributions in excess of net investment income end of period	$(2,248)	$(15,267)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.04	$9.75	$10.53	$10.00
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.13	.14
Net realized and unrealized gain (loss)	2.08	(2.47)	.34	(.78)	.53
Total from investment operations	2.18	(2.37)	.47	(.65)	.67
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	–	(.03)	(.04)	(.03)	–
Total distributions	(.09)	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	29.08%	(23.79)%	4.86%	(6.18)%	6.71%
Ratios to Average Net AssetsI
Expenses before reductions	1.10%	1.09%	1.07%	1.25%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.08%	1.14%	1.29%	1.29%	1.71%J
Supplemental Data
Net assets, end of period (000 omitted)	$11,425	$8,485	$10,979	$9,832	$9,475
Portfolio turnover rateK	49%	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class F

Years ended February 28,	2017	2016A	2015	2014	2013B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.04	$9.75	$10.53	$10.43
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.13	.10
Net realized and unrealized gain (loss)	2.08	(2.47)	.34	(.78)	.14
Total from investment operations	2.18	(2.37)	.47	(.65)	.24
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	–	(.03)	(.04)	(.03)	–
Total distributions	(.09)	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	29.08%	(23.79)%	4.86%	(6.18)%	2.31%
Ratios to Average Net AssetsI
Expenses before reductions	1.08%	1.04%	1.03%	1.43%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.08%	1.15%	1.29%	1.29%	4.90%J
Supplemental Data
Net assets, end of period (000 omitted)	$2,184	$1,407	$988	$466	$154
Portfolio turnover rateK	49%	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class L

Years ended February 28,	2017	2016A	2015	2014B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.10	.10	.13	.11
Net realized and unrealized gain (loss)	2.08	(2.48)	.35	(.36)
Total from investment operations	2.18	(2.38)	.48	(.25)
Distributions from net investment income	(.09)	(.12)	(.15)	(.11)
Distributions from net realized gain	–	(.03)	(.04)	(.02)
Total distributions	(.09)	(.15)	(.18)D	(.13)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.61	$7.52	$10.05	$9.75
Total ReturnF,G	29.08%	(23.87)%	4.97%	(2.56)%
Ratios to Average Net AssetsH
Expenses before reductions	1.10%	1.08%	1.07%	1.79%I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%I
Expenses net of all reductions	.09%	.09%	.10%	.10%I
Net investment income (loss)	1.08%	1.15%	1.29%	3.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$131	$103	$102	$97
Portfolio turnover rateJ	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class N

Years ended February 28,	2017	2016A	2015	2014B
Selected Per–Share Data
Net asset value, beginning of period	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.07	.08	.11	.10
Net realized and unrealized gain (loss)	2.08	(2.48)	.34	(.36)
Total from investment operations	2.15	(2.40)	.45	(.26)
Distributions from net investment income	(.07)	(.10)	(.12)	(.10)
Distributions from net realized gain	–	(.03)	(.04)	(.02)
Total distributions	(.07)	(.13)	(.15)D	(.12)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.60	$7.52	$10.05	$9.75
Total ReturnF,G	28.68%	(24.04)%	4.69%	(2.59)%
Ratios to Average Net AssetsH
Expenses before reductions	1.35%	1.33%	1.32%	2.05%I
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%I
Expenses net of all reductions	.35%	.34%	.35%	.35%I
Net investment income (loss)	.83%	.89%	1.04%	3.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$100	$77	$102	$97
Portfolio turnover rateJ	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of any Underlying Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated underlying fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustee compensation, capital loss carryforwards, short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,021,508
Gross unrealized depreciation	(244,192)
Net unrealized appreciation (depreciation) on securities	$777,316
Tax Cost	$13,082,609

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,423,188)
Net unrealized appreciation (depreciation) on securities and other investments	$777,316

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(706,109)
Long-term	(717,079)
Total capital loss carryforward	$(1,423,188)

The Fund intends to elect to defer to its next fiscal year $2,088 of ordinary losses recognized during the period January 1, 2017 to February 28, 2017.

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$116,905	$ 153,397
Long-term Capital Gains	–	41,904
Total	$116,905	$ 195,301

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $6,785,927 and $5,785,010, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, FIL Investment Advisors, M&G Investments Management Limited, Somerset Capital Management LLP and FIAM LLC (an affiliate of the investment adviser) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2017, the Board of Trustees approved the appointment of T. Rowe Price Associates, Inc. as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$229	$229

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Emerging Markets	$242	-
Class L	3	–
Class N	1	–
	$246

(a) Amount represents less than 0.005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $35,290.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$68,396
Class F	.10%	12,017
Class L	.10%	841
Class N	.35%	637

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $660 for the period.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Emerging Markets	$95,955	$131,277
Class F	19,045	19,572
Class L	1,183	1,561
Class N	722	987
Total	$116,905	$153,397
From net realized gain
Emerging Markets	$–	$37,618
Class F	–	3,615
Class L	–	336
Class N	–	335
Total	$–	$41,904

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Emerging Markets
Shares sold	267,795	216,254	$2,443,159	$2,043,757
Reinvestment of distributions	10,953	19,731	95,955	168,895
Shares redeemed	(217,663)	(200,793)	(1,914,192)	(1,770,355)
Net increase (decrease)	61,085	35,192	$624,922	$442,297
Class F
Shares sold	93,977	110,265	$841,412	$975,103
Reinvestment of distributions	2,174	2,749	19,045	23,187
Shares redeemed	(55,842)	(24,271)	(492,467)	(211,252)
Net increase (decrease)	40,309	88,743	$367,990	$787,038
Class L
Shares sold	682	3,291	$6,034	$31,220
Reinvestment of distributions	135	224	1,183	1,897
Shares redeemed	(922)	–	(8,330)	–
Net increase (decrease)	(105)	3,515	$(1,113)	$33,117
Class N
Reinvestment of distributions	82	153	$722	$1,322
Net increase (decrease)	82	153	$722	$1,322

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 58% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Emerging Markets	.10%
Actual		$1,000.00	$1,053.90	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class F	.10%
Actual		$1,000.00	$1,055.10	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class L	.10%
Actual		$1,000.00	$1,053.90	$.51
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class N	.35%
Actual		$1,000.00	$1,053.00	$1.78
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Emerging Markets designates 1%, and 1%; Class F designates 1%, and 1%; Class L designates 1%, and 1%; and Class N designates 2%, and 1% of the dividends distributed on December 28, and December 30, 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Emerging Markets, Class F, Class L, and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets	12/29/16	$0.0906	$0.0256
Class F	12/29/16	$0.0906	$0.0256
Class L	12/29/16	$0.0906	$0.0256
Class N	12/29/16	$0.0726	$0.0256

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), M&G Investment Management Limited (M&G), and Somerset Capital Management LLP (Somerset Capital) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian, FIAM, M&G, and Somerset Capital (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that the retail class had under-performed 66% and 52% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2017 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2f

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers® Emerging Markets Fund of Funds with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	8,766,590.48	92.338
Against	232,179.62	2.446
Abstain	495,237.06	5.216
TOTAL	9,494,007.16	100.000

PROPOSAL 3b

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA UK)) on behalf of Strategic Advisers® Emerging Markets Fund of Funds with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	8,766,590.48	92.338
Against	232,179.62	2.446
Abstain	495,237.06	5.216
TOTAL	9,494,007.16	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

RMF-L-RMF-N-ANN-0417
1.9585957.103

Strategic Advisers® International Multi-Manager Fund Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Strategic Advisers® International Multi-Manager Fund	12.84%	5.97%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund, a class of the fund, on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$13,235	Strategic Advisers® International Multi-Manager Fund
$13,364	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S. equities had a strong run for the year ending February 28, 2017: the MSCI ACWI (All Country World Index) ex USA Index gained 19.51%. A recovery from 2016’s global industrial recession set the stage for rising bond yields and inflation expectations, with China’s stabilization key to ending the global trade slump. Manufacturing rebounded, and raw industrials prices saw their first sustained increase since 2011. The strong commodity backdrop helped fuel rallies in resource-rich emerging markets (+30%) and Canada (+26%). Japan (+21%) also gained substantial ground, but lagged the rest of the Asia Pacific group (+26%). Europe (+14%) and the U.K. (+10%) faced headwinds from Brexit, the U.K.’s late-June vote to exit the European Union. Small-cap stocks handily bested large-caps, and value outstripped growth-oriented equities. Among sectors, commodities powered results in materials (+42%), energy (+29%) and, to a lesser extent, industrials (+20%). Rising interest rates and a steepening yield curve rallied financials (+29%), but proved a relative drag on the real estate sector (14%). Information technology (+33%) surged several times this period, most recently in early 2017. Conversely, utilities (+7%), consumer staples (+7%) and telecommunication services (+3%), so-called bond-proxy sectors, lagged amid investors’ appetite for risk. Lastly, health care (+2%) was hampered by ongoing political and regulatory uncertainty.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes returned about 13%, trailing the 15.98% advance of the benchmark MSCI EAFE Index. Versus the benchmark, Fund performance was hampered by underlying managers with substantial holdings of domestically focused U.K.-based banks and other companies that were negatively affected by the Brexit vote. Adverse positioning in Australia and Japan by several managers also weighed on relative performance. A growth tilt in a couple of underlying strategies was another negative, as growth-oriented stocks lagged their value-oriented counterparts for most of the period. The primary relative detractors were the Select International strategy managed by sub-adviser FIAM® and the International Value strategy run by sub-adviser Massachusetts Financial Services (MFS). FIAM was hampered by poor stock picks in the U.K., continental Europe and Japan. MFS, meanwhile, struggled partly due to investments in defensive stocks with higher dividend yields, particularly in consumer staples.. Quality growth-focused sub-adviser William Blair Investment Management also detracted. I trimmed the Fund’s allocation to the MFS International Value strategy. Additionally, I augmented the Fund’s exposure to value-driven managers by increasing our allocation to sub-adviser Causeway Capital Management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA	1.9	2.1
Novartis AG	1.6	1.6
British American Tobacco PLC (United Kingdom)	1.5	1.2
KDDI Corp.	1.3	1.7
Schneider Electric SA	1.3	1.3
Roche Holding AG (participation certificate)	1.3	1.3
Reckitt Benckiser Group PLC	1.2	1.4
Danone SA	1.0	1.4
Volkswagen AG	1.0	0.7
Akzo Nobel NV	0.9	0.9
	13.0

Top Five Market Sectors as of February 28, 2017

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.6	19.2
Industrials	14.9	14.2
Consumer Staples	12.2	14.0
Information Technology	10.7	11.3
Consumer Discretionary	8.9	8.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Geographic Diversification (% of fund's net assets)

As of February 28, 2017
Japan	19.2%
United Kingdom	16.1%
Switzerland	10.3%
United States of America*	9.6%
France	8.6%
Germany	8.3%
Australia	3.6%
Netherlands	3.3%
Canada	2.2%
Other	18.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

As of August 31, 2016
Japan	18.1%
United Kingdom	14.9%
United States of America*	10.6%
Switzerland	9.9%
France	9.6%
Germany	8.2%
Netherlands	4.0%
Australia	3.5%
Hong Kong	2.4%
Other	18.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Common Stocks	91.0%
Preferred Stocks	2.0%
Equity Funds	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.4%

As of August 31, 2016
Common Stocks	90.9%
Preferred Stocks	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.6%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 28, 2017

Showing Percentage of Net Assets

Common Stocks - 91.0%
	Shares	Value
CONSUMER DISCRETIONARY - 7.9%
Auto Components - 0.9%
Brembo SpA	222	$14,911
Bridgestone Corp.	900	35,897
Compagnie Plastic Omnium	688	23,236
GKN PLC	37,337	166,740
Koito Manufacturing Co. Ltd.	1,900	97,922
Michelin CGDE Series B	633	71,117
Valeo SA	2,139	131,454
		541,277
Automobiles - 0.9%
Fuji Heavy Industries Ltd.	5,100	190,980
Honda Motor Co. Ltd.	1,600	49,564
Mitsubishi Motors Corp. of Japan	6,500	42,062
Suzuki Motor Corp.	3,000	117,335
Tata Motors Ltd. sponsored ADR	767	25,764
Toyota Motor Corp.	2,300	130,118
		555,823
Hotels, Restaurants & Leisure - 1.6%
Accor SA	1,185	46,763
Carnival PLC	4,728	257,682
Compass Group PLC	24,983	464,133
Domino's Pizza UK & IRL PLC	2,930	13,961
Dominos Pizza Enterprises Ltd.	266	11,360
Melco Crown Entertainment Ltd. sponsored ADR	2,900	47,473
Paddy Power Betfair PLC	603	66,032
TUI AG	352	4,960
Yum China Holdings, Inc. (a)	2,268	60,306
		972,670
Household Durables - 0.9%
Bellway PLC	730	23,606
Haseko Corp.	1,700	20,126
Husqvarna AB (B Shares)	1,631	13,976
Nikon Corp.	5,900	90,171
Panasonic Corp.	5,700	62,547
SEB SA	94	12,383
Sony Corp.	3,500	108,149
Taylor Wimpey PLC	29,946	66,885
Techtronic Industries Co. Ltd.	41,000	146,827
		544,670
Internet & Direct Marketing Retail - 0.0%
Rakuten, Inc.	2,500	24,767
Leisure Products - 0.0%
Yamaha Corp.	900	23,448
Media - 0.9%
Altice NV:
Class A (a)	2,536	53,478
Class B (a)	800	16,878
Axel Springer Verlag AG	789	41,258
Cineworld Group PLC	1,671	13,260
Dentsu, Inc.	1,000	55,365
ProSiebenSat.1 Media AG	1,170	46,866
Publicis Groupe SA	1	67
UBM PLC	2,744	25,383
Vivendi SA	3,352	59,020
WPP PLC	10,802	254,132
		565,707
Multiline Retail - 0.1%
Dollarama, Inc.	421	32,420
Ryohin Keikaku Co. Ltd.	200	42,280
		74,700
Specialty Retail - 1.0%
Carphone Warehouse Group PLC	3,630	13,648
Dufry AG (a)	483	69,684
Esprit Holdings Ltd. (a)	91,250	86,397
Inditex SA	4,136	132,542
JB Hi-Fi Ltd.	867	17,828
Nitori Holdings Co. Ltd.	700	81,499
Shimamura Co. Ltd.	100	12,942
USS Co. Ltd.	12,100	207,222
WH Smith PLC	858	18,014
		639,776
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	682	114,446
Burberry Group PLC	1,525	32,661
Christian Dior SA	255	54,002
Compagnie Financiere Richemont SA Series A	4,936	363,582
Gildan Activewear, Inc.	4,690	118,821
Hermes International SCA	78	34,037
LVMH Moet Hennessy - Louis Vuitton SA	1,048	210,523
Pandora A/S	824	93,945
Salvatore Ferragamo Italia SpA	280	8,003
		1,030,020

TOTAL CONSUMER DISCRETIONARY		4,972,858

CONSUMER STAPLES - 11.5%
Beverages - 1.6%
Anheuser-Busch InBev SA NV	1,418	155,110
Asahi Group Holdings	2,200	77,723
Diageo PLC	6,715	189,329
Embotelladoras Arca S.A.B. de CV	4,473	25,048
Fever-Tree Drinks PLC	523	9,124
Heineken NV (Bearer)	2,439	201,284
ITO EN Ltd.	2,800	95,705
Pernod Ricard SA	2,301	263,026
		1,016,349
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	175	7,782
Bidcorp Ltd.	867	17,381
Clicks Group Ltd.	3,029	29,672
Colruyt NV	373	17,494
Koninklijke Ahold Delhaize NV	2,181	46,350
PriceSmart, Inc.	581	51,360
Seven & i Holdings Co. Ltd.	1,500	58,740
Spar Group Ltd.	1,400	19,051
Sundrug Co. Ltd.	1,700	111,825
Tesco PLC (a)	13,350	31,197
Tsuruha Holdings, Inc.	200	18,514
X5 Retail Group NV GDR (Reg. S) (a)	426	12,908
		422,274
Food Products - 3.5%
Aryzta AG	3,870	125,153
Danone SA	9,479	627,112
Greencore Group PLC	7,086	22,826
Kerry Group PLC Class A	1,795	137,868
Nestle SA	16,179	1,193,981
Toyo Suisan Kaisha Ltd.	2,700	99,016
		2,205,956
Household Products - 1.8%
Colgate-Palmolive Co.	4,389	320,309
Lion Corp.	1,000	17,268
Reckitt Benckiser Group PLC	7,828	710,780
Svenska Cellulosa AB (SCA) (B Shares)	2,586	79,471
		1,127,828
Personal Products - 1.7%
Kao Corp.	6,300	325,304
Kobayashi Pharmaceutical Co. Ltd.	2,200	101,829
Kose Corp.	500	42,815
L'Oreal SA	1,098	204,203
Pola Orbis Holdings, Inc.	300	28,653
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,333	157,778
Unilever PLC	4,002	189,861
		1,050,443
Tobacco - 2.2%
British American Tobacco PLC (United Kingdom)	14,924	942,668
Imperial Tobacco Group PLC	1,323	62,268
Japan Tobacco, Inc.	10,900	364,514
KT&G Corp.	446	40,299
		1,409,749

TOTAL CONSUMER STAPLES		7,232,599

ENERGY - 4.8%
Energy Equipment & Services - 0.4%
Amec Foster Wheeler PLC	3,189	17,391
Core Laboratories NV	430	49,201
John Wood Group PLC	4,385	41,108
Subsea 7 SA (a)	1,196	16,905
TechnipFMC PLC (a)	2,607	84,085
Tecnicas Reunidas SA	1,041	40,364
		249,054
Oil, Gas & Consumable Fuels - 4.4%
BP PLC	29,491	166,290
Cairn Energy PLC (a)	24,219	66,806
Canadian Natural Resources Ltd.	3,029	86,865
CNOOC Ltd.	175,000	207,024
Enbridge, Inc.	1,592	67,003
Encana Corp.	15,947	176,735
Eni SpA	9,023	139,200
Galp Energia SGPS SA Class B	9,157	134,746
INPEX Corp.	8,000	79,469
Lundin Petroleum AB (a)	4,029	82,574
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	211	14,470
Oil Search Ltd. ADR	12,366	66,177
Royal Dutch Shell PLC:
Class A (Netherlands)	6,102	158,103
Class A (United Kingdom)	10,717	277,332
Class B (United Kingdom)	13,030	352,704
Statoil ASA	3,359	59,223
Suncor Energy, Inc.	2,210	68,803
Total SA	9,246	461,338
Woodside Petroleum Ltd.	4,595	110,410
		2,775,272

TOTAL ENERGY		3,024,326

FINANCIALS - 17.4%
Banks - 9.2%
ABN AMRO Group NV GDR	3,153	72,150
Australia & New Zealand Banking Group Ltd.	2,864	67,851
Bank of Ireland (a)	138,564	32,882
Bankinter SA	13,127	101,227
Barclays PLC	129,309	363,447
BNP Paribas SA	7,974	465,719
BOC Hong Kong (Holdings) Ltd.	23,500	92,936
CaixaBank SA	65,484	228,198
Chiba Bank Ltd.	6,000	41,924
Credicorp Ltd. (United States)	372	61,239
Danske Bank A/S	2,433	81,206
DBS Group Holdings Ltd.	3,400	45,442
DNB ASA	11,762	192,912
Dubai Islamic Bank Pakistan Ltd. (a)	21,824	37,141
HDFC Bank Ltd. sponsored ADR	3,386	242,742
HSBC Holdings PLC (United Kingdom)	6,250	50,201
Industrial & Commercial Bank of China Ltd. (H Shares)	194,000	127,202
ING Groep NV (Certificaten Van Aandelen)	15,256	210,176
Intesa Sanpaolo SpA	96,698	225,151
Jyske Bank A/S (Reg.)	754	38,824
KBC Groep NV	5,399	330,256
Lloyds Banking Group PLC	579,280	493,844
Mebuki Financial Group, Inc.	9,530	41,990
Mitsubishi UFJ Financial Group, Inc.	52,300	346,005
National Australia Bank Ltd.	2,386	58,521
Nordea Bank AB	10,974	128,625
North Pacific Bank Ltd.	9,000	37,331
PT Bank Central Asia Tbk	40,600	47,036
Shinsei Bank Ltd.	21,000	38,319
Societe Generale Series A	2,088	92,807
Standard Chartered PLC (United Kingdom) (a)	3,544	31,768
Sumitomo Mitsui Financial Group, Inc.	9,200	358,406
Svenska Handelsbanken AB (A Shares)	12,059	167,794
Swedbank AB (A Shares)	6,938	171,325
Sydbank A/S	1,002	34,672
The Hachijuni Bank Ltd.	6,000	37,919
The Suruga Bank Ltd.	1,000	22,164
The Toronto-Dominion Bank	3,148	162,259
UniCredit SpA	19,274	258,299
United Overseas Bank Ltd.	6,643	101,916
Westpac Banking Corp.	1,913	49,404
		5,789,230
Capital Markets - 2.1%
3i Group PLC	3,978	33,985
Azimut Holding SpA	889	14,928
Banca Generali SpA	1,089	26,304
Close Brothers Group PLC	741	13,866
Credit Suisse Group AG	7,526	113,545
Daiwa Securities Group, Inc.	7,000	44,382
IG Group Holdings PLC	5,850	38,872
Intermediate Capital Group PLC	1,826	16,087
Julius Baer Group Ltd.	2,407	117,721
Jupiter Fund Management PLC	2,123	11,046
London Stock Exchange Group PLC	632	24,138
Macquarie Group Ltd.	3,002	199,437
Magellan Financial Group Ltd.	1,615	28,269
Nomura Holdings, Inc.	3,000	19,388
Partners Group Holding AG	232	121,388
UBS Group AG	29,865	460,011
		1,283,367
Consumer Finance - 0.3%
AEON Financial Service Co. Ltd.	7,200	139,328
Cembra Money Bank AG	186	15,093
Provident Financial PLC	494	17,899
		172,320
Diversified Financial Services - 0.8%
AMP Ltd.	23,395	87,532
Cerved Information Solutions SpA	3,252	29,043
Challenger Ltd.	6,937	60,845
Element Financial Corp.	5,729	60,689
Kyushu Railway Co.	1,400	43,740
ORIX Corp.	13,600	211,545
RMB Holdings Ltd.	2,936	14,193
Zenkoku Hosho Co. Ltd.	400	13,013
		520,600
Insurance - 5.0%
AIA Group Ltd.	52,000	328,563
Aon PLC	1,085	125,480
Aviva PLC	63,211	390,195
AXA SA	4,323	102,101
Dai-ichi Mutual Life Insurance Co.	1,200	22,564
Direct Line Insurance Group PLC	5,833	24,862
Euler Hermes SA	357	31,486
Fairfax Financial Holdings Ltd. (sub. vtg.)	511	230,069
Gjensidige Forsikring ASA	764	11,947
Hiscox Ltd.	12,406	167,179
Insurance Australia Group Ltd.	14,596	67,145
Intact Financial Corp.	149	10,563
Jardine Lloyd Thompson Group PLC	3,292	42,074
Manulife Financial Corp.	4,800	85,758
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	23,500	125,327
Prudential PLC	20,248	404,657
QBE Insurance Group Ltd.	3,515	33,175
Sampo Oyj (A Shares)	1,200	54,678
Sanlam Ltd.	4,563	23,574
Sony Financial Holdings, Inc.	1,800	31,628
St. James's Place Capital PLC	2,349	30,751
Standard Life PLC	6,641	30,383
Swiss Re Ltd.	1,035	92,540
Tokio Marine Holdings, Inc.	4,300	188,275
Zurich Insurance Group AG	1,801	497,028
		3,152,002

TOTAL FINANCIALS		10,917,519

HEALTH CARE - 8.3%
Biotechnology - 0.6%
CSL Ltd.	1,153	104,189
Genmab A/S (a)	116	22,979
Grifols SA	2,044	44,705
Shire PLC	3,570	215,266
		387,139
Health Care Equipment & Supplies - 0.6%
ASAHI INTECC Co. Ltd.	268	10,568
bioMerieux SA	99	15,218
Hoya Corp.	1,200	54,304
Nihon Kohden Corp.	4,200	91,929
Olympus Corp.	1,900	67,226
Terumo Corp.	3,400	117,878
		357,123
Health Care Providers & Services - 0.2%
Fresenius Medical Care AG & Co. KGaA	659	54,829
Fresenius SE & Co. KGaA	836	66,442
		121,271
Life Sciences Tools & Services - 0.2%
Eurofins Scientific SA	42	17,945
ICON PLC (a)	420	35,183
Lonza Group AG	372	68,522
		121,650
Pharmaceuticals - 6.7%
Astellas Pharma, Inc.	4,300	57,922
AstraZeneca PLC (United Kingdom)	5,573	321,172
Bayer AG	4,639	510,605
Chugai Pharmaceutical Co. Ltd.	500	16,667
CSPC Pharmaceutical Group Ltd.	12,000	14,685
GlaxoSmithKline PLC	22,270	455,709
Ipsen SA	218	19,365
Novartis AG	12,416	969,589
Novo Nordisk A/S Series B	2,134	75,558
Recordati SpA	503	15,970
Roche Holding AG (participation certificate)	3,203	779,625
Rohto Pharmaceutical Co. Ltd.	1,000	19,048
Sanofi SA	4,521	389,973
Santen Pharmaceutical Co. Ltd.	20,900	299,515
Shionogi & Co. Ltd.	4,400	215,330
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,000	35,020
		4,195,753

TOTAL HEALTH CARE		5,182,936

INDUSTRIALS - 14.9%
Aerospace & Defense - 0.8%
BAE Systems PLC	18,039	141,219
Cobham PLC	69,773	103,720
Leonardo SpA (a)	4,594	63,123
MTU Aero Engines Holdings AG	306	38,836
Rolls-Royce Holdings PLC	7,196	70,281
Thales SA	1,138	112,121
		529,300
Air Freight & Logistics - 0.7%
Deutsche Post AG	2,924	100,209
Yamato Holdings Co. Ltd.	15,300	334,273
		434,482
Airlines - 0.4%
Japan Airlines Co. Ltd.	8,200	267,798
Building Products - 0.9%
Compagnie de St. Gobain	1,602	76,762
Daikin Industries Ltd.	2,900	275,299
Geberit AG (Reg.)	109	47,166
Kaba Holding AG (B Shares) (Reg.)	19	15,702
Kingspan Group PLC (Ireland)	753	23,134
Nichias Corp.	1,000	9,382
Toto Ltd.	3,300	127,042
		574,487
Commercial Services & Supplies - 1.1%
Babcock International Group PLC	1,598	18,798
Berendsen PLC	871	9,895
Brambles Ltd.	60,493	431,798
Downer Edi Ltd.	3,133	16,887
Intrum Justitia AB	617	22,317
Park24 Co. Ltd.	700	19,658
Prosegur Compania de Seguridad SA (Reg.)	1,933	11,181
Rentokil Initial PLC	8,316	24,673
Secom Co. Ltd.	1,900	138,426
		693,633
Construction & Engineering - 0.6%
Balfour Beatty PLC	33,792	115,981
Bouygues SA	915	35,255
Ferrovial SA	2,159	40,953
SHIMIZU Corp.	2,000	18,354
Taisei Corp.	5,000	35,071
VINCI SA	2,236	161,103
		406,717
Electrical Equipment - 2.6%
ABB Ltd. (Reg.)	19,827	447,897
Fuji Electric Co. Ltd.	3,000	16,583
Legrand SA	4,191	236,294
Mitsubishi Electric Corp.	4,800	70,390
Nidec Corp.	600	56,024
Schneider Electric SA	11,830	801,546
		1,628,734
Industrial Conglomerates - 0.4%
Bidvest Group Ltd.	867	10,246
CK Hutchison Holdings Ltd.	7,920	97,841
Koninklijke Philips Electronics NV	3,103	94,020
Siemens AG	544	70,720
		272,827
Machinery - 3.2%
Alfa Laval AB	8,299	150,229
Alstom SA (a)	1,565	42,485
Daifuku Co. Ltd.	900	21,021
Fanuc Corp.	800	157,116
GEA Group AG	6,225	242,292
Glory Ltd.	900	30,842
IMI PLC	10,924	168,218
Interpump Group SpA	1,236	25,167
Kawasaki Heavy Industries Ltd.	8,000	25,137
KION Group AG	264	15,399
Komatsu Ltd.	10,200	245,196
Kone Oyj (B Shares)	1,576	70,558
Kubota Corp.	10,200	162,290
NGK Insulators Ltd.	2,000	43,064
Nordson Corp.	969	116,319
Schindler Holding AG (participation certificate)	934	180,597
SKF AB (B Shares)	2,943	56,046
SMC Corp.	100	28,350
Spirax-Sarco Engineering PLC	2,576	142,209
Sumitomo Heavy Industries Ltd.	6,000	42,459
Wartsila Corp.	618	31,773
		1,996,767
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	20	32,520
Professional Services - 1.4%
Adecco SA (Reg.)	1,508	108,406
Experian PLC	1,915	37,936
Intertek Group PLC	2,083	91,162
Nihon M&A Center, Inc.	700	21,465
Randstad Holding NV	1,033	60,091
Recruit Holdings Co. Ltd.	1,200	58,854
RELX NV	15,004	265,683
SGS SA (Reg.)	72	153,054
Temp Holdings Co., Ltd.	700	11,857
Wolters Kluwer NV	2,014	82,497
		891,005
Road & Rail - 1.1%
Canadian National Railway Co.	1,124	78,160
Canadian Pacific Railway Ltd.	899	132,278
ComfortDelgro Corp. Ltd.	19,600	34,545
DSV de Sammensluttede Vognmaend A/S	900	44,302
East Japan Railway Co.	4,200	379,643
		668,928
Trading Companies & Distributors - 1.2%
Brenntag AG	2,285	131,010
Bunzl PLC	9,072	253,845
Finning International, Inc.	644	11,957
Itochu Corp.	2,600	37,642
Misumi Group, Inc.	3,500	61,155
Mitsubishi Corp.	4,400	99,264
Wolseley PLC	2,216	135,211
		730,084
Transportation Infrastructure - 0.4%
Aena SA	642	91,818
Atlantia SpA	1,290	30,202
China Merchants Holdings International Co. Ltd.	26,593	74,165
Kamigumi Co. Ltd.	3,000	28,119
		224,304

TOTAL INDUSTRIALS		9,351,586

INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.1%
Telefonaktiebolaget LM Ericsson (B Shares)	7,821	50,745
Electronic Equipment & Components - 1.7%
Alps Electric Co. Ltd.	2,100	62,526
China High Precision Automation Group Ltd. (a)	15,000	0
Halma PLC	9,433	113,831
Hirose Electric Co. Ltd.	855	114,766
Hitachi Ltd.	56,000	308,450
Keyence Corp.	400	154,738
Murata Manufacturing Co. Ltd.	300	43,126
OMRON Corp.	2,600	111,781
Renishaw PLC	391	14,904
Spectris PLC	2,885	86,990
Yokogawa Electric Corp.	3,200	49,818
		1,060,930
Internet Software & Services - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,910	196,539
Baidu.com, Inc. sponsored ADR (a)	1,300	226,369
Just Eat Holding Ltd. (a)	7,488	46,504
Moneysupermarket.com Group PLC	2,755	11,271
NAVER Corp.	101	69,090
SINA Corp.	248	17,243
Tencent Holdings Ltd.	3,400	90,226
Yahoo! Japan Corp.	3,100	14,376
		671,618
IT Services - 2.2%
Amadeus IT Holding SA Class A	9,672	449,873
Atos Origin SA	644	76,071
Bechtle AG	122	12,713
Capgemini SA	459	39,314
CGI Group, Inc. Class A (sub. vtg.) (a)	266	12,229
Cognizant Technology Solutions Corp. Class A (a)	2,730	161,807
EPAM Systems, Inc. (a)	676	49,774
IT Holdings Corp.	600	14,559
MasterCard, Inc. Class A	1,285	141,941
Nomura Research Institute Ltd.	7,839	270,731
OBIC Co. Ltd.	2,000	93,106
Otsuka Corp.	600	30,495
SCSK Corp.	500	18,425
Wirecard AG	369	17,038
		1,388,076
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	1,659	135,922
ASM International NV (Netherlands)	750	38,123
ASM Pacific Technology Ltd.	2,200	27,362
ASML Holding NV (Netherlands)	512	62,239
Broadcom Ltd.	419	88,380
Dialog Semiconductor PLC (a)	746	39,314
Infineon Technologies AG	13,478	239,582
Mellanox Technologies Ltd. (a)	1,425	68,970
NVIDIA Corp.	1,288	130,706
SK Hynix, Inc.	685	28,199
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,522	488,477
Texas Instruments, Inc.	1,952	149,562
Tokyo Electron Ltd.	1,400	139,695
Xinyi Solar Holdings Ltd.	32,000	11,254
		1,647,785
Software - 2.2%
ANSYS, Inc. (a)	1,173	125,229
Cadence Design Systems, Inc. (a)	6,736	208,142
Check Point Software Technologies Ltd. (a)	2,422	239,560
Constellation Software, Inc.	74	34,738
Dassault Systemes SA	1,123	90,691
LINE Corp. ADR	341	11,662
Micro Focus International PLC	1,119	30,325
Mobileye NV (a)	1,000	45,520
Nets A/S (b)	955	16,128
Nintendo Co. Ltd.	200	41,775
Oracle Corp. Japan	300	17,464
Playtech Ltd.	1,581	17,509
SAP AG	4,454	414,901
Square Enix Holdings Co. Ltd.	1,100	33,437
Trend Micro, Inc.	1,200	52,552
		1,379,633
Technology Hardware, Storage & Peripherals - 0.8%
Logitech International SA (Reg.)	550	15,908
Neopost SA	927	27,920
Samsung Electronics Co. Ltd.	257	435,432
		479,260

TOTAL INFORMATION TECHNOLOGY		6,678,047

MATERIALS - 6.9%
Chemicals - 4.8%
Akzo Nobel NV	8,551	573,310
Arkema SA	578	56,028
Asahi Kasei Corp.	8,000	77,938
BASF AG	4,478	416,997
Croda International PLC	4,063	176,858
Elementis PLC	4,233	15,737
Evonik Industries AG	796	25,560
Givaudan SA	136	246,990
HEXPOL AB (B Shares)	1,454	14,578
Hitachi Chemical Co. Ltd.	600	16,903
Incitec Pivot Ltd.	16,313	45,901
K&S AG	2,277	53,238
Lenzing AG	75	11,799
Linde AG	1,843	299,271
Mitsui Chemicals, Inc.	7,000	35,578
Nippon Paint Holdings Co. Ltd.	2,400	77,440
Nissan Chemical Industries Co. Ltd.	700	22,556
Nitto Denko Corp.	600	50,523
Orica Ltd.	9,535	133,709
PTT Global Chemical PCL (For. Reg.)	5,900	12,048
Shin-Etsu Chemical Co. Ltd.	400	33,835
Sika AG	19	106,980
Sumitomo Chemical Co. Ltd.	10,000	55,721
Symrise AG	4,728	294,069
Syngenta AG (a)	192	82,443
Victrex PLC	627	14,868
Yara International ASA	1,187	45,067
		2,995,945
Construction Materials - 0.5%
Anhui Conch Cement Co. Ltd. (H Shares)	9,000	31,361
CRH PLC	4,450	150,439
James Hardie Industries PLC CDI	3,244	48,500
Lafargeholcim Ltd. (Reg.)	872	49,619
		279,919
Containers & Packaging - 0.0%
Billerud AB	607	9,636
Huhtamaki Oyj	355	12,806
		22,442
Metals & Mining - 1.6%
ArcelorMittal SA (Netherlands) (a)	9,862	86,779
Bekaert SA	317	14,029
BHP Billiton Ltd.	2,302	43,572
BHP Billiton PLC	4,581	73,836
Boliden AB	1,844	56,301
Glencore Xstrata PLC (a)	18,392	73,497
Hitachi Metals Ltd.	2,800	39,877
Iluka Resources Ltd.	10,243	53,245
Lundin Mining Corp. (a)	2,063	12,410
Mitsui Mining & Smelting Co. Ltd.	4,970	16,413
OZ Minerals Ltd.	1,842	13,134
Randgold Resources Ltd.	557	51,224
Rio Tinto Ltd.	4,571	217,249
Rio Tinto PLC	6,489	265,959
		1,017,525

TOTAL MATERIALS		4,315,831

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 0.5%
British Land Co. PLC	3,526	27,017
Mirvac Group unit	40,062	66,038
Nippon Prologis REIT, Inc.	7	15,047
Segro PLC	1,918	11,752
Vicinity Centers unit	5,707	12,645
Westfield Corp. unit	19,788	133,509
		266,008
Real Estate Management & Development - 1.9%
Cheung Kong Property Holdings Ltd.	2,000	13,603
China Overseas Land and Investment Ltd.	20,000	61,575
Daito Trust Construction Co. Ltd.	300	41,978
Daiwa House Industry Co. Ltd.	1,500	41,177
Deutsche Wohnen AG (Bearer)	7,500	257,633
Fabege AB	796	13,430
Hufvudstaden AB Series A	829	12,867
LEG Immobilien AG	2,762	227,618
Leopalace21 Corp.	5,800	30,460
Mitsui Fudosan Co. Ltd.	8,000	181,085
Nexity	253	12,209
Sino Land Ltd.	20,000	34,832
TAG Immobilien AG	3,316	45,300
Vonovia SE	6,589	229,585
		1,203,352

TOTAL REAL ESTATE		1,469,360

TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 1.0%
BT Group PLC	29,058	117,425
Com Hem Holding AB	1,133	12,702
Deutsche Telekom AG	11,317	195,414
HKT Trust/HKT Ltd. unit	38,000	50,713
Koninklijke KPN NV	15,450	43,661
Nippon Telegraph & Telephone Corp.	2,300	97,288
Spark New Zealand Ltd.	15,534	40,169
Telecom Italia SpA (a)	24,560	19,820
Telefonica Deutschland Holding AG	7,516	32,996
TeliaSonera AB	6,043	24,263
		634,451
Wireless Telecommunication Services - 3.6%
Advanced Info Service PCL (For. Reg.)	14,900	71,317
China Mobile Ltd.	31,768	350,404
KDDI Corp.	31,800	831,014
SK Telecom Co. Ltd.	1,387	282,634
SoftBank Corp.	4,400	328,262
Vodafone Group PLC	156,678	392,380
		2,256,011

TOTAL TELECOMMUNICATION SERVICES		2,890,462

UTILITIES - 1.6%
Electric Utilities - 0.7%
Enel SpA	24,947	107,065
Iberdrola SA	14,438	95,965
Power Assets Holdings Ltd.	5,500	49,347
Red Electrica Corporacion SA	1,600	28,883
Scottish & Southern Energy PLC	8,195	156,576
		437,836
Gas Utilities - 0.3%
APA Group unit	12,351	80,112
China Resource Gas Group Ltd.	24,000	73,272
Rubis	173	16,220
		169,604
Independent Power and Renewable Electricity Producers - 0.0%
ENGIE Brasil Energia SA	1,200	14,093
Multi-Utilities - 0.6%
Engie	29,374	359,111
Water Utilities - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	700	7,309

TOTAL UTILITIES		987,953

TOTAL COMMON STOCKS
(Cost $48,769,072)		57,023,477

Nonconvertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Volkswagen AG	3,947	584,149
CONSUMER STAPLES - 0.7%
Beverages - 0.2%
Ambev SA sponsored ADR	19,387	110,312
Household Products - 0.5%
Henkel AG & Co. KGaA	2,552	318,753

TOTAL CONSUMER STAPLES		429,065

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	15,000	72,314
FINANCIALS - 0.2%
Banks - 0.2%
Itau Unibanco Holding SA	10,550	134,120
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Sartorius AG (non-vtg.)	202	15,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,151,642)		1,234,808

Equity Funds - 0.6%
Other - 0.6%
iShares MSCI Japan ETF
(Cost $383,098)	7,545	386,530
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.48% to 0.52% 3/2/17 to 4/27/17 (c)
(Cost $139,932)	$140,000	139,935
	Shares

Money Market Funds - 5.0%
State Street Institutional U.S. Government Money Market Fund Premier Class 0.46% (d)
(Cost $3,109,641)	3,109,639	3,109,654
TOTAL INVESTMENT PORTFOLIO - 98.8%
(Cost $53,553,385)		61,894,404
NET OTHER ASSETS (LIABILITIES) - 1.2%		768,472
NET ASSETS - 100%		$62,662,876

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
20 CME Nikkei 225 Index Contracts (Japan)	March 2017	1,919,500	$78,170
10 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2017	872,750	17,316
TOTAL FUTURES CONTRACTS			$95,486

The face value of futures purchased as a percentage of Net Assets is 4.5%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,128 or 0.0% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,935.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,557,007	$3,418,149	$2,138,858	$--
Consumer Staples	7,661,664	3,405,108	4,256,556	--
Energy	3,096,640	1,203,112	1,893,528	--
Financials	11,051,639	6,855,245	4,196,394	--
Health Care	5,198,096	1,367,848	3,830,248	--
Industrials	9,351,586	6,752,032	2,599,554	--
Information Technology	6,678,047	5,739,265	938,782	--
Materials	4,315,831	2,771,441	1,544,390	--
Real Estate	1,469,360	1,469,360	--	--
Telecommunication Services	2,890,462	207,897	2,682,565	--
Utilities	987,953	674,027	313,926	--
Equity Funds	386,530	386,530	--	--
Other Short-Term Investments	139,935	--	139,935	--
Money Market Funds	3,109,654	3,109,654	--	--
Total Investments in Securities:	$61,894,404	$37,359,668	$24,534,736	$--
Derivative Instruments:
Assets
Futures Contracts	$95,486	$95,486	$--	$--
Total Assets	$95,486	$95,486	$--	$--
Total Derivative Instruments:	$95,486	$95,486	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,102,252
Level 2 to Level 1	$8,003,997

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$95,486	$0
Total Equity Risk	95,486	0
Total Value of Derivatives	$95,486	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

Japan	19.2%
United Kingdom	16.1%
Switzerland	10.3%
United States of America	9.6%
France	8.6%
Germany	8.3%
Australia	3.6%
Netherlands	3.3%
Canada	2.2%
Spain	2.0%
Hong Kong	2.0%
Sweden	1.6%
Italy	1.6%
Korea (South)	1.4%
Bailiwick of Jersey	1.2%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	7.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $53,553,385)		$61,894,404
Receivable for investments sold		1,141,124
Receivable for fund shares sold		14,529
Dividends receivable		226,695
Interest receivable		1,272
Prepaid expenses		427
Receivable from investment adviser for expense reductions		5,141
Other receivables		992
Total assets		63,284,584
Liabilities
Payable to custodian bank	$12,564
Payable for investments purchased	406,344
Payable for fund shares redeemed	86,294
Accrued management fee	35,392
Distribution and service plan fees payable	21
Payable for daily variation margin for derivative instruments	2,300
Other affiliated payables	7,264
Audit fee payable	39,918
Other payables and accrued expenses	31,611
Total liabilities		621,708
Net Assets		$62,662,876
Net Assets consist of:
Paid in capital		$55,556,522
Undistributed net investment income		15,190
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,334,969)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,426,133
Net Assets		$62,662,876
International Multi-Manager:
Net Asset Value, offering price and redemption price per share ($58,434,783 ÷ 5,121,617 shares)		$11.41
Class F:
Net Asset Value, offering price and redemption price per share ($4,022,013 ÷ 351,849 shares)		$11.43
Class L:
Net Asset Value, offering price and redemption price per share ($103,465 ÷ 9,079 shares)		$11.40
Class N:
Net Asset Value, offering price and redemption price per share ($102,615 ÷ 9,014 shares)		$11.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$1,730,613
Interest		10,539
Income before foreign taxes withheld		1,741,152
Less foreign taxes withheld		(138,283)
Total income		1,602,869
Expenses
Management fee	$413,732
Transfer agent fees	53,609
Distribution and service plan fees	247
Accounting fees and expenses	32,633
Custodian fees and expenses	121,862
Independent trustees' fees and expenses	780
Registration fees	43,700
Audit	72,183
Legal	519
Miscellaneous	2,109
Total expenses before reductions	741,374
Expense reductions	(89,523)	651,851
Net investment income (loss)		951,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(287,872)
Foreign currency transactions	161,462
Futures contracts	168,270
Total net realized gain (loss)		41,860
Change in net unrealized appreciation (depreciation) on: Investment securities	6,074,493
Assets and liabilities in foreign currencies	(45)
Futures contracts	382,759
Total change in net unrealized appreciation (depreciation)		6,457,207
Net gain (loss)		6,499,067
Net increase (decrease) in net assets resulting from operations		$7,450,085

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$951,018	$874,775
Net realized gain (loss)	41,860	(498,431)
Change in net unrealized appreciation (depreciation)	6,457,207	(9,373,298)
Net increase (decrease) in net assets resulting from operations	7,450,085	(8,996,954)
Distributions to shareholders from net investment income	(929,259)	(879,986)
Distributions to shareholders from net realized gain	(232,361)	(504,100)
Total distributions	(1,161,620)	(1,384,086)
Share transactions - net increase (decrease)	(2,432,987)	2,859,241
Redemption fees	2	38
Total increase (decrease) in net assets	3,855,480	(7,521,761)
Net Assets
Beginning of period	58,807,396	66,329,157
End of period	$62,662,876	$58,807,396
Other Information
Undistributed net investment income end of period	$15,190	$–
Distributions in excess of net investment income end of period	$–	$(6,811)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund

Years ended February 28,	2017	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.31	$12.15	$12.80	$11.04	$10.00
Income from Investment Operations
Net investment income (loss)C	.17	.16	.17	.27D	.11
Net realized and unrealized gain (loss)	1.14	(1.75)	(.03)	1.89	1.05
Total from investment operations	1.31	(1.59)	.14	2.16	1.16
Distributions from net investment income	(.17)	(.16)E	(.27)	(.17)	(.10)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.23)	(.02)
Total distributions	(.21)	(.25)	(.79)	(.40)	(.12)
Redemption fees added to paid in capitalC,F	–	–	–	–	–
Net asset value, end of period	$11.41	$10.31	$12.15	$12.80	$11.04
Total ReturnG,H	12.84%	(13.34)%	1.25%	19.74%	11.64%
Ratios to Average Net AssetsI
Expenses before reductions	1.18%	1.10%	1.14%	1.20%	1.29%J
Expenses net of fee waivers, if any	1.04%	1.10%	1.14%	1.18%	1.18%J
Expenses net of all reductions	1.04%	1.09%	1.12%	1.17%	1.16%J
Net investment income (loss)	1.51%	1.34%	1.38%	2.29%D	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$58,435	$55,756	$63,653	$68,582	$56,164
Portfolio turnover rateK	50%	42%	41%	46%	42%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class F

Years ended February 28,	2017	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.32	$12.16	$12.82	$11.05	$10.69
Income from Investment Operations
Net investment income (loss)C	.18	.17	.18	.29D	.01
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	1.88	.35
Total from investment operations	1.32	(1.58)	.14	2.17	.36
Distributions from net investment income	(.17)	(.17)E	(.29)	(.17)	–
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.23)	–
Total distributions	(.21)	(.26)	(.80)F	(.40)	–
Redemption fees added to paid in capitalC	–	–G	–G	–G	–G
Net asset value, end of period	$11.43	$10.32	$12.16	$12.82	$11.05
Total ReturnH,I	12.92%	(13.26)%	1.30%	19.85%	3.37%
Ratios to Average Net AssetsJ
Expenses before reductions	1.09%	1.01%	1.05%	1.16%	1.25%K
Expenses net of fee waivers, if any	.94%	1.01%	1.05%	1.09%	1.09%K
Expenses net of all reductions	.94%	1.00%	1.03%	1.08%	1.07%K
Net investment income (loss)	1.61%	1.43%	1.48%	2.38%D	.44%K
Supplemental Data
Net assets, end of period (000 omitted)	$4,022	$2,868	$2,465	$1,547	$267
Portfolio turnover rateL	50%	42%	41%	46%	42%K

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class L

Years ended February 28,	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.30	$12.14	$12.80	$12.62
Income from Investment Operations
Net investment income (loss)C	.17	.16	.17	.11D
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	.45
Total from investment operations	1.31	(1.59)	.13	.56
Distributions from net investment income	(.17)	(.16)E	(.28)	(.17)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.21)	(.25)	(.79)F	(.38)
Redemption fees added to paid in capitalC	–	–G	–G	–G
Net asset value, end of period	$11.40	$10.30	$12.14	$12.80
Total ReturnH,I	12.85%	(13.35)%	1.21%	4.57%
Ratios to Average Net AssetsJ
Expenses before reductions	1.19%	1.11%	1.15%	1.33%K
Expenses net of fee waivers, if any	1.04%	1.10%	1.15%	1.18%K
Expenses net of all reductions	1.04%	1.09%	1.13%	1.17%K
Net investment income (loss)	1.51%	1.34%	1.38%	2.88%D,K
Supplemental Data
Net assets, end of period (000 omitted)	$103	$92	$106	$105
Portfolio turnover rateL	50%	42%	41%	46%K

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class N

Years ended February 28,	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.29	$12.13	$12.79	$12.62
Income from Investment Operations
Net investment income (loss)C	.14	.13	.14	.10D
Net realized and unrealized gain (loss)	1.14	(1.75)	(.04)	.45
Total from investment operations	1.28	(1.62)	.10	.55
Distributions from net investment income	(.15)	(.13)E	(.24)	(.17)
Distributions from net realized gain	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.19)	(.22)	(.76)	(.38)
Redemption fees added to paid in capitalC	–	–F	–F	–F
Net asset value, end of period	$11.38	$10.29	$12.13	$12.79
Total ReturnG,H	12.52%	(13.55)%	.95%	4.45%
Ratios to Average Net AssetsI
Expenses before reductions	1.44%	1.35%	1.40%	1.59%J
Expenses net of fee waivers, if any	1.29%	1.35%	1.40%	1.43%J
Expenses net of all reductions	1.29%	1.34%	1.38%	1.42%J
Net investment income (loss)	1.26%	1.09%	1.13%	2.63%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$103	$91	$105	$104
Portfolio turnover rateK	50%	42%	41%	46%J

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expense of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due partnerships, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,194,822
Gross unrealized depreciation	(2,332,706)
Net unrealized appreciation (depreciation) on securities	$7,862,116
Tax Cost	$54,032,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,333
Capital loss carryforward	$(767,166)
Net unrealized appreciation (depreciation) on securities and other investments	$7,852,083

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(767,166)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,161,620	$ 879,986
Long-term Capital Gains	–	504,100
Total	$1,161,620	$ 1,384,086

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $168,270 and a change in net unrealized appreciation (depreciation) of $382,759 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,810,012 and $30,405,414, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), FIAM LLC (an affiliate of the investment adviser) and William Blair Investment Management, LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Arrowstreet Capital, Limited Partnership, FIL Investment Advisors, Geode Capital Management, LLC and Thompson, Siegel & Walmsley LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$247	$247

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$53,418.09
Class L	96.10
Class N	95.10
	$53,609

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse International Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations A	Expense Limitations B	Expense Limitations C	Reimbursement
International Multi-Manager	1.18%	1.00%	1.00%	$83,590
Class F	1.09%	0.90%	0.91%	5,081
Class L	1.18%	1.00%	1.00%	148
Class N	1.43%	1.25%	1.25%	147

A Expense limitation effective March 1, 2016.

B Expense limitation effective June 1, 2016.

C Expense limitation effective October 1, 2016.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $557 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
International Multi-Manager	$873,046	$836,654
Class F	53,432	40,798
Class L	1,496	1,378
Class N	1,285	1,156
Total	$929,259	$879,986
From net realized gain
International Multi-Manager	$218,257	$483,052
Class F	13,358	19,445
Class L	374	803
Class N	372	800
Total	$232,361	$504,100

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
International Multi-Manager
Shares sold	51,581	137,354	$574,281	$1,616,006
Reinvestment of distributions	101,703	112,265	1,091,274	1,319,706
Shares redeemed	(437,932)	(82,967)	(4,926,648)	(940,831)
Net increase (decrease)	(284,648)	166,652	$(3,261,093)	$1,994,881
Class F
Shares sold	167,104	120,262	$1,859,234	$1,384,025
Reinvestment of distributions	6,219	5,139	66,790	60,243
Shares redeemed	(99,339)	(50,276)	(1,101,445)	(584,045)
Net increase (decrease)	73,984	75,125	$824,579	$860,223
Class L
Reinvestment of distributions	175	186	$1,870	$2,181
Net increase (decrease)	175	186	$1,870	$2,181
Class N
Reinvestment of distributions	155	166	$1,657	$1,956
Net increase (decrease)	155	166	$1,657	$1,956

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
International Multi-Manager	1.00%
Actual		$1,000.00	$1,025.00	$5.02
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class F	.91%
Actual		$1,000.00	$1,025.80	$4.57
Hypothetical-C		$1,000.00	$1,020.28	$4.56
Class L	1.00%
Actual		$1,000.00	$1,025.00	$5.02
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class N	1.25%
Actual		$1,000.00	$1,023.80	$6.27
Hypothetical-C		$1,000.00	$1,018.60	$6.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	04/10/17	04/07/17	$0.003	$0.003
Class F	04/10/17	04/07/17	$0.003	$0.003
Class L	04/10/17	04/07/17	$0.003	$0.003
Class N	04/10/17	04/07/17	$0.000	$0.000

International Multi-Manager, Class F, Class L and Class N designate 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Multi-Manager, Class F, Class L and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	12/05/16	$0.2333	$0.0233
Class F	12/05/16	$0.2333	$0.0233
Class L	12/05/16	$0.2333	$0.0233
Class N	12/05/16	$0.2103	$0.0233

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership (Arrowstreet), Causeway Capital Management LLC (Causeway), FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley, LLC (Thompson, Siegel & Walmsley), and William Blair Investment Management, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Arrowstreet, Causeway, FIAM, MFS, Thompson, Siegel & Walmsley, and William Blair(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period and in the first quartile for the three-year period ended December 31, 2015. The Board also noted that Class F had out-performed 73% and 84% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of Class F was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board noted that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.00%, 1.00%, and 1.25%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.90% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class F, Class L, and Class N were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the retail class and Class L ranked below median. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market. The Board considered that, if the 0.90% voluntary expense reimbursement for Class F, which was effective June 1, 2016, had been in effect during the 12-month period ended December 31, 2015, the total expense ratio of Class F would have ranked below the median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000

PROPOSAL 2e

To approve a sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of Strategic Advisers International Multi-Manager Fund with respect to FIAM's Emerging Markets strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	0.00	0.000
Abstain	1,991,318.69	3.182
TOTAL	62,573,706.12	100.000

PROPOSAL 3a

To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) on behalf of Strategic Advisers International Multi-Manager Fund with respect to FIA's Regional strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	1,991,318.69	3.182
Abstain	0.00	0.000
TOTAL	62,573,706.12	100.000

PROPOSAL 4e

To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of Strategic Advisers® International Multi-Manager Fund with respect to Geode's International Factor-Based strategy.

	# of Votes	% of Votes
Affirmative	60,582,387.43	96.818
Against	0.00	0.000
Abstain	1,991,318.69	3.182
TOTAL	62,573,706.12	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

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www.fidelity.com

STG-ANN-0417
1.938043.104

Strategic Advisers® Core Income Multi-Manager Fund Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Strategic Advisers® Core Income Multi-Manager Fund	3.58%	2.58%

 A From June 19, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund, a class of the fund, on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,270	Strategic Advisers® Core Income Multi-Manager Fund
$11,010	Bloomberg Barclays U.S. Aggregate Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2017, a volatile period marked by early-period concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.42% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017; returns were positive in both January and February, aided by coupon (stated interest) returns. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, with a gain of 6.42%. U.S. Treasuries, meanwhile, severely lagged spread-based sectors, returning -1.24%. Most securitized sectors managed a slightly positive return. Outside the index, riskier, non-core fixed-income segments, including high-yield debt securities (+22%), led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose about 3%, according to Bloomberg Barclays.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes posted gains of about 3% to 4%, handily outpacing the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s strong relative performance largely was fueled by manager allocations to out-of-benchmark high-yield bonds and emerging-markets (EM) debt, as these sectors sharply rebounded this period. All of the Fund's underlying managers contributed to relative performance, led by the Core Investment Grade strategy from sub-adviser FIAM®, which outperformed the Fund’s benchmark by a sizable margin. Here holdings of energy-related securities, primarily from high-yield issuers added the most value. Western Asset Core Bond Fund was another leading contributor. This fund performed well due to holdings of U.S. dollar-denominated EM debt, along with a sizable underweighting in government-agency mortgage-backed securities (MBS). This agency MBS underweighting helped fund an allocation to non-agency MBS, which substantially outperformed agency securities. PIMCO Total Return Fund provided a further boost to relative performance, benefiting from allocations to high-yield, EM debt and Treasury Inflation-Protected Securities (TIPS). During the period, I modestly increased the Fund's allocation to the FIAM Core Investment Grade strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Western Asset Core Bond Fund Class I	29.5	29.6
Metropolitan West Total Return Bond Fund Class I	23.7	24.0
PIMCO Total Return Fund Institutional Class	22.6	21.1
U.S. Treasury Obligations	8.3	5.1
Fannie Mae	3.3	4.0
Ginnie Mae	1.2	1.2
Freddie Mac	1.0	1.1
Goldman Sachs Group, Inc.	0.8	0.7
DDR Corp.	0.7	0.6
Verizon Communications, Inc.	0.6	0.6
	91.7

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Corporate Bonds	8.3%
U.S. Government and U.S. Government Agency Obligations	13.8%
CMOs and Other Mortgage Related Securities	0.5%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	75.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

As of August 31, 2016
Corporate Bonds	10.7%
U.S. Government and U.S. Government Agency Obligations	11.5%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	1.6%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	74.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments February 28, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.4%
Automobiles - 0.3%
General Motors Co. 3.5% 10/2/18	$20,000	$20,458
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	20,080
3.25% 5/15/18	10,000	10,167
3.5% 7/10/19	10,000	10,281
4.25% 5/15/23	10,000	10,365
4.375% 9/25/21	55,000	57,995
		129,346
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
2.75% 12/9/20	2,000	2,035
3.7% 1/30/26	5,000	5,130
4.7% 12/9/35	3,000	3,186
		10,351
Household Durables - 0.3%
D.R. Horton, Inc. 4% 2/15/20	100,000	104,000
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	13,000	13,659
4.908% 7/23/25	16,000	16,880
NBCUniversal, Inc. 5.15% 4/30/20	100,000	109,467
Time Warner Cable, Inc.:
4% 9/1/21	118,000	122,396
5.5% 9/1/41	10,000	10,339
5.875% 11/15/40	13,000	14,099
6.55% 5/1/37	18,000	20,800
7.3% 7/1/38	17,000	21,265
8.25% 4/1/19	17,000	19,006
		347,911

TOTAL CONSUMER DISCRETIONARY		591,608

CONSUMER STAPLES - 0.3%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	20,000	20,211
3.3% 2/1/23	20,000	20,418
3.65% 2/1/26	20,000	20,292
4.7% 2/1/36	23,000	24,746
4.9% 2/1/46	26,000	28,566
		114,233
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	7,000	7,155
Tobacco - 0.0%
Reynolds American, Inc.:
2.3% 6/12/18	5,000	5,034
4% 6/12/22	3,000	3,152
5.7% 8/15/35	3,000	3,480
6.15% 9/15/43	4,000	4,861
		16,527

TOTAL CONSUMER STAPLES		137,915

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Finance Co. 7.5% 5/1/31	10,000	12,836
Anadarko Petroleum Corp.:
4.85% 3/15/21	5,000	5,375
5.55% 3/15/26	10,000	11,229
6.6% 3/15/46	10,000	12,525
Canadian Natural Resources Ltd. 5.85% 2/1/35	6,000	6,692
Chesapeake Energy Corp. 5.75% 3/15/23	5,000	4,550
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	2,000	2,011
3.3% 6/1/20	12,000	12,228
4.5% 6/1/25	3,000	3,184
5.8% 6/1/45	4,000	4,755
DCP Midstream LLC 4.75% 9/30/21 (a)	100,000	103,250
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	5,000
2.7% 4/1/19	4,000	3,970
3.875% 3/15/23	20,000	19,300
5.6% 4/1/44	10,000	9,200
El Paso Corp. 6.5% 9/15/20	20,000	22,500
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	3,000	2,976
3.9% 5/15/24 (b)	3,000	2,937
Enbridge, Inc.:
4.25% 12/1/26	4,000	4,132
5.5% 12/1/46	5,000	5,416
Petrobras Global Finance BV 5.625% 5/20/43	10,000	7,975
Petroleos Mexicanos:
3.5% 7/23/20	10,000	10,088
4.625% 9/21/23	20,000	20,040
5.375% 3/13/22 (a)	10,000	10,460
5.5% 2/4/19	15,000	15,769
6.375% 2/4/21	25,000	27,181
6.5% 6/2/41	15,000	14,511
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,000	10,191
Southwestern Energy Co.:
5.8% 1/23/20 (b)	8,000	7,920
6.7% 1/23/25 (b)	26,000	24,960
Spectra Energy Partners LP 2.95% 9/25/18	2,000	2,026
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,940
4.55% 6/24/24	38,000	38,570
Western Gas Partners LP:
4.65% 7/1/26	3,000	3,138
5.375% 6/1/21	7,000	7,597
Williams Partners LP:
4% 11/15/21	2,000	2,078
4.3% 3/4/24	8,000	8,281
		467,791
FINANCIALS - 2.8%
Banks - 1.3%
Bank of America Corp.:
3.3% 1/11/23	15,000	15,099
3.5% 4/19/26	10,000	9,920
3.875% 8/1/25	18,000	18,397
3.95% 4/21/25	27,000	27,098
4% 1/22/25	104,000	105,022
4.1% 7/24/23	5,000	5,234
4.2% 8/26/24	4,000	4,128
4.25% 10/22/26	11,000	11,211
Citigroup, Inc.:
1.85% 11/24/17	21,000	21,075
4.05% 7/30/22	4,000	4,178
4.4% 6/10/25	11,000	11,298
5.3% 5/6/44	17,000	18,431
5.5% 9/13/25	4,000	4,406
Citizens Financial Group, Inc. 4.3% 12/3/25	20,000	20,597
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,043
2.95% 10/1/26	14,000	13,394
3.875% 9/10/24	23,000	23,435
4.125% 12/15/26	17,000	17,417
4.25% 10/15/20	4,000	4,268
4.35% 8/15/21	4,000	4,288
4.625% 5/10/21	4,000	4,320
4.95% 3/25/20	4,000	4,328
Regions Financial Corp. 3.2% 2/8/21	7,000	7,133
Royal Bank of Canada 4.65% 1/27/26	9,000	9,583
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	101,215
6% 12/19/23	35,000	37,165
6.1% 6/10/23	13,000	13,799
6.125% 12/15/22	29,000	30,829
		551,311
Capital Markets - 1.1%
Affiliated Managers Group, Inc. 4.25% 2/15/24	6,000	6,178
Credit Suisse AG 6% 2/15/18	2,000	2,078
Deutsche Bank AG London Branch 2.85% 5/10/19	20,000	20,102
Goldman Sachs Group, Inc.:
2.625% 1/31/19	24,000	24,294
2.9% 7/19/18	29,000	29,439
5.75% 1/24/22	8,000	9,011
6.75% 10/1/37	190,000	238,136
IntercontinentalExchange, Inc.:
2.75% 12/1/20	4,000	4,069
3.75% 12/1/25	7,000	7,288
Lazard Group LLC 4.25% 11/14/20	8,000	8,399
Morgan Stanley:
2.375% 7/23/19	20,000	20,137
3.7% 10/23/24	18,000	18,384
3.75% 2/25/23	36,000	37,200
5% 11/24/25	13,000	14,019
		438,734
Consumer Finance - 0.1%
American Express Credit Corp. 1.875% 11/5/18	25,000	25,085
Discover Financial Services 3.95% 11/6/24	7,000	7,042
Hyundai Capital America 2.125% 10/2/17 (a)	4,000	4,010
Synchrony Financial:
1.875% 8/15/17	3,000	3,002
3% 8/15/19	4,000	4,061
3.75% 8/15/21	6,000	6,181
4.25% 8/15/24	6,000	6,210
		55,591
Diversified Financial Services - 0.0%
Brixmor Operating Partnership LP 4.125% 6/15/26	6,000	6,089
Insurance - 0.3%
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,218
Pacific LifeCorp 6% 2/10/20 (a)	4,000	4,350
Pricoa Global Funding I 5.375% 5/15/45 (b)	11,000	11,495
Prudential Financial, Inc. 4.5% 11/16/21	100,000	108,416
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	3,000	3,057
Unum Group 5.75% 8/15/42	5,000	5,644
		135,180

TOTAL FINANCIALS		1,186,905

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
WellPoint, Inc. 3.3% 1/15/23	21,000	21,173
Pharmaceuticals - 0.1%
Allergan PLC 1.875% 10/1/17	3,000	3,007
Mylan N.V.:
2.5% 6/7/19	9,000	9,002
3.15% 6/15/21	12,000	12,004
3.95% 6/15/26	9,000	8,790
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	8,000	7,703
3.15% 10/1/26	7,000	6,479
Zoetis, Inc. 3.25% 2/1/23	4,000	4,045
		51,030

TOTAL HEALTH CARE		72,203

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	5,017
3.375% 6/1/21	6,000	6,127
3.75% 2/1/22	11,000	11,352
3.875% 4/1/21	9,000	9,338
4.25% 9/15/24	9,000	9,333
		41,167
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Autodesk, Inc. 3.125% 6/15/20	16,000	16,203
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	10,000	10,506

TOTAL INFORMATION TECHNOLOGY		26,709

MATERIALS - 0.0%
Metals & Mining - 0.0%
Anglo American Capital PLC 3.625% 5/14/20 (a)	10,000	10,163
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	2,008
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,048
Camden Property Trust:
2.95% 12/15/22	4,000	3,938
4.25% 1/15/24	8,000	8,353
Corporate Office Properties LP 5% 7/1/25	5,000	5,219
DDR Corp.:
3.5% 1/15/21	140,000	142,049
3.625% 2/1/25	5,000	4,851
4.25% 2/1/26	4,000	4,015
4.75% 4/15/18	132,000	135,250
Duke Realty LP:
3.25% 6/30/26	2,000	1,951
3.625% 4/15/23	5,000	5,074
3.875% 10/15/22	8,000	8,360
Equity One, Inc. 3.75% 11/15/22	20,000	20,490
Government Properties Income Trust 3.75% 8/15/19	10,000	10,097
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	6,051
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	3,963
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	14,000	14,229
4.5% 1/15/25	3,000	3,002
4.95% 4/1/24	3,000	3,099
5.25% 1/15/26	10,000	10,471
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	1,921
5% 12/15/23	2,000	2,052
Weingarten Realty Investors 3.375% 10/15/22	2,000	2,013
WP Carey, Inc.:
4% 2/1/25	13,000	12,860
4.6% 4/1/24	20,000	20,698
		435,062
Real Estate Management & Development - 0.4%
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,088
4.1% 10/1/24	10,000	10,025
4.95% 4/15/18	11,000	11,328
CBRE Group, Inc. 4.875% 3/1/26	20,000	20,619
Digital Realty Trust LP 3.95% 7/1/22	7,000	7,288
Essex Portfolio LP 3.875% 5/1/24	7,000	7,212
Liberty Property LP:
3.25% 10/1/26	5,000	4,827
3.375% 6/15/23	25,000	25,038
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,014
3.15% 5/15/23	12,000	11,264
Mid-America Apartments LP:
4% 11/15/25	3,000	3,067
4.3% 10/15/23	2,000	2,097
Tanger Properties LP:
3.125% 9/1/26	6,000	5,721
3.75% 12/1/24	7,000	7,042
3.875% 12/1/23	4,000	4,090
Ventas Realty LP:
3.125% 6/15/23	3,000	2,954
4.125% 1/15/26	3,000	3,062
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,112
		147,848

TOTAL REAL ESTATE		582,910

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
3.6% 2/17/23	16,000	16,145
5.55% 8/15/41	48,000	49,769
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,015
6% 4/1/17	2,000	2,005
6.15% 9/15/19	2,000	2,135
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	28,888
4.5% 9/15/20	103,000	109,854
5.012% 8/21/54	84,000	81,287
		292,098
UTILITIES - 0.2%
Electric Utilities - 0.1%
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,009
Duke Energy Corp. 2.1% 6/15/18	5,000	5,024
FirstEnergy Corp.:
4.25% 3/15/23	30,000	31,282
7.375% 11/15/31	5,000	6,590
IPALCO Enterprises, Inc. 3.45% 7/15/20	17,000	17,298
		63,203
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.15% 6/15/19	3,000	2,995
2.7% 6/15/21	3,000	2,984
		5,979
Multi-Utilities - 0.1%
Dominion Resources, Inc. 3.2982% 9/30/66 (b)	6,000	4,895
Puget Energy, Inc.:
6% 9/1/21	13,000	14,552
6.5% 12/15/20	4,000	4,496
Sempra Energy 6% 10/15/39	11,000	13,511
		37,454

TOTAL UTILITIES		106,636

TOTAL NONCONVERTIBLE BONDS
(Cost $3,419,150)		3,516,105

U.S. Government and Government Agency Obligations - 8.3%
U.S. Treasury Inflation-Protected Obligations - 2.7%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$184,549	$178,920
1% 2/15/46	101,894	105,297
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/19	92,732	94,558
0.125% 4/15/20	257,740	262,568
0.375% 7/15/25	447,955	451,979
0.625% 1/15/26	71,126	72,913

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		1,166,235

U.S. Treasury Obligations - 5.6%
U.S. Treasury Bonds:
2.5% 2/15/46	205,000	185,677
2.875% 11/15/46	208,000	204,108
3% 11/15/45	66,000	66,278
U.S. Treasury Notes:
0.75% 9/30/18	645,000	641,221
1.25% 10/31/21	565,000	549,065
2% 8/15/25	129,000	125,694
2% 11/15/26	110,000	106,408
2.125% 2/29/24	255,000	253,924
2.125% 5/15/25	33,000	32,533
2.25% 1/31/24	213,000	213,907

TOTAL U.S. TREASURY OBLIGATIONS		2,378,815

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,559,770)		3,545,050

U.S. Government Agency - Mortgage Securities - 5.5%
Fannie Mae - 3.3%
3% 8/1/31 to 9/1/46	342,367	344,515
3.5% 11/1/30 to 5/1/46	444,314	458,852
4% 4/1/42 to 1/1/43	235,870	249,246
4.5% 3/1/41 to 1/1/42	71,998	77,696
5% 11/1/33 to 2/1/35	83,623	92,889
5.5% 5/1/27 to 9/1/41	153,375	170,646

TOTAL FANNIE MAE		1,393,844

Freddie Mac - 1.0%
3% 2/1/43 to 1/1/47	169,090	168,552
3.5% 4/1/43 to 8/1/43	145,975	150,417
4% 2/1/41	60,017	63,436
4.5% 3/1/41 to 4/1/41	59,335	63,981

TOTAL FREDDIE MAC		446,386

Ginnie Mae - 1.2%
3% 3/20/45	87,289	88,585
3.5% 12/20/41 to 8/20/43	200,734	209,881
4% 11/20/40	46,299	49,456
4.5% 5/20/41	54,873	59,341
5% 10/15/33	75,201	82,662

TOTAL GINNIE MAE		489,925

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,347,595)		2,330,155

Asset-Backed Securities - 0.0%
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.375% 8/27/57(a)
(Cost $21,203)	21,229	21,208

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
Nationstar HECM Loan Trust sequential payer Series 2015-2A Class A, 2.8826% 11/25/25 (a)
(Cost $24,591)	24,591	24,601

Commercial Mortgage Securities - 0.4%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	4,333	4,332
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2007-LD11 Class A4, 5.7592% 6/15/49 (b)	130,505	130,767
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9202% 7/15/44 (b)	7,120	7,177
MSCG Trust Series 2016-SNR Class A, 3.348% 11/15/34 (a)(b)	25,000	24,957
Wachovia Bank Commercial Mortgage Trust sequential payer Series 2007-C33 Class A4, 5.9654% 2/15/51 (b)	7,751	7,766
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $190,235)		174,999

Municipal Securities - 0.5%
Chicago Gen. Oblig. (Taxable Proj.) Series 2014 B, 6.314% 1/1/44	35,000	32,232
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	3,667	3,714
4.95% 6/1/23	15,000	15,320
5.1% 6/1/33	95,000	88,107
Series 2010-1, 6.63% 2/1/35	20,000	20,631
Series 2010-3:
6.725% 4/1/35	5,000	5,193
7.35% 7/1/35	5,000	5,414
Series 2010-5, 6.2% 7/1/21	5,000	5,246
Series 2011, 5.877% 3/1/19	15,000	15,833
Series 2013, 3.6% 12/1/19	5,000	4,933
TOTAL MUNICIPAL SECURITIES
(Cost $207,389)		196,623
	Shares	Value

Fixed-Income Funds - 75.8%
Intermediate-Term Bond Funds - 75.8%
Metropolitan West Total Return Bond Fund Class I	950,481	$10,065,597
PIMCO Total Return Fund Institutional Class	943,613	9,577,676
Western Asset Core Bond Fund Class I	1,007,169	12,529,184
TOTAL FIXED-INCOME FUNDS
(Cost $32,763,071)		32,172,457

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.60% (c)
(Cost $326,119)	326,054	326,119
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $42,859,123)		42,307,317
NET OTHER ASSETS (LIABILITIES) - 0.3%		139,562
NET ASSETS - 100%		$42,446,879

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $206,056 or 0.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,078
Total	$1,078

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$3,516,105	$--	$3,516,105	$--
U.S. Government and Government Agency Obligations	3,545,050	--	3,545,050	--
U.S. Government Agency - Mortgage Securities	2,330,155	--	2,330,155	--
Asset-Backed Securities	21,208	--	21,208	--
Collateralized Mortgage Obligations	24,601	--	24,601	--
Commercial Mortgage Securities	174,999	--	174,999	--
Municipal Securities	196,623	--	196,623	--
Fixed-Income Funds	32,172,457	32,172,457	--	--
Money Market Funds	326,119	326,119	--	--
Total Investments in Securities:	$42,307,317	$32,498,576	$9,808,741	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $42,533,004)	$41,981,198
Fidelity Central Funds (cost $326,119)	326,119
Total Investments (cost $42,859,123)		$42,307,317
Cash		8,308
Receivable for investments sold		119,657
Receivable for fund shares sold		96,199
Interest receivable		60,654
Distributions receivable from Fidelity Central Funds		316
Prepaid expenses		296
Receivable from investment adviser for expense reductions		1,825
Other receivables		644
Total assets		42,595,216
Liabilities
Payable for investments purchased	$55,222
Payable for fund shares redeemed	43,185
Accrued management fee	1,216
Distribution and service plan fees payable	23
Audit fees payable	42,560
Other affiliated payables	2,049
Other payables and accrued expenses	4,082
Total liabilities		148,337
Net Assets		$42,446,879
Net Assets consist of:
Paid in capital		$43,088,498
Distributions in excess of net investment income		(16,301)
Accumulated undistributed net realized gain (loss) on investments		(73,512)
Net unrealized appreciation (depreciation) on investments		(551,806)
Net Assets		$42,446,879
Core Income Multi-Manager:
Net Asset Value, offering price and redemption price per share ($39,286,740 ÷ 3,986,987 shares)		$9.85
Class F:
Net Asset Value, offering price and redemption price per share ($2,939,575 ÷ 298,226 shares)		$9.86
Class L:
Net Asset Value, offering price and redemption price per share ($110,734 ÷ 11,235 shares)		$9.86
Class N:
Net Asset Value, offering price and redemption price per share ($109,830 ÷ 11,145 shares)		$9.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$792,764
Interest		276,283
Income from Fidelity Central Funds		1,078
Total income		1,070,125
Expenses
Management fee	$147,125
Transfer agent fees	6,422
Distribution and service plan fees	273
Accounting fees and expenses	18,326
Custodian fees and expenses	12,481
Independent trustees' fees and expenses	552
Registration fees	43,759
Audit	72,172
Legal	260
Miscellaneous	1,991
Total expenses before reductions	303,361
Expense reductions	(199,986)	103,375
Net investment income (loss)		966,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	682
Fidelity Central Funds	(36)
Realized gain distributions from underlying funds:
Unaffiliated issuers	139,313
Total net realized gain (loss)		139,959
Change in net unrealized appreciation (depreciation) on: Investment securities	492,262
Delayed delivery commitments	52
Total change in net unrealized appreciation (depreciation)		492,314
Net gain (loss)		632,273
Net increase (decrease) in net assets resulting from operations		$1,599,023

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$966,750	$1,142,961
Net realized gain (loss)	139,959	85,813
Change in net unrealized appreciation (depreciation)	492,314	(1,276,886)
Net increase (decrease) in net assets resulting from operations	1,599,023	(48,112)
Distributions to shareholders from net investment income	(980,579)	(1,136,312)
Distributions to shareholders from net realized gain	(120,266)	(45,386)
Total distributions	(1,100,845)	(1,181,698)
Share transactions - net increase (decrease)	(2,683,722)	2,502,130
Total increase (decrease) in net assets	(2,185,544)	1,272,320
Net Assets
Beginning of period	44,632,423	43,360,103
End of period	$42,446,879	$44,632,423
Other Information
Distributions in excess of net investment income end of period	$(16,301)	$(4,532)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.02	$9.84	$10.09	$10.00
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.248	.201
Net realized and unrealized gain (loss)	.130	(.262)	.184	(.222)	.151
Total from investment operations	.348	(.006)	.469	.026	.352
Distributions from net investment income	(.221)	(.254)	(.286)	(.243)	(.197)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.033)	(.065)
Total distributions	(.248)	(.264)	(.289)	(.276)	(.262)
Net asset value, end of period	$9.85	$9.75	$10.02	$9.84	$10.09
Total ReturnD,E	3.58%	(.04)%	4.83%	.29%	3.54%
Ratios to Average Net AssetsF
Expenses before reductions	.69%	.65%	.65%	.68%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.61%	2.87%	2.53%	2.84%G
Supplemental Data
Net assets, end of period (000 omitted)	$39,287	$41,445	$40,564	$42,471	$41,975
Portfolio turnover rateH	41%	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$10.10	$10.19
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.245	.072
Net realized and unrealized gain (loss)	.142	(.269)	.194	(.229)	(.029)
Total from investment operations	.360	(.013)	.479	.016	.043
Distributions from net investment income	(.223)	(.257)	(.286)	(.243)	(.068)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.033)	(.065)
Total distributions	(.250)	(.267)	(.289)	(.276)	(.133)
Net asset value, end of period	$9.86	$9.75	$10.03	$9.84	$10.10
Total ReturnD,E	3.71%	(.12)%	4.94%	.19%	.43%
Ratios to Average Net AssetsF
Expenses before reductions	.67%	.63%	.63%	.75%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.61%	2.87%	2.53%	3.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,940	$2,974	$2,583	$1,396	$272
Portfolio turnover rateH	41%	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.073
Net realized and unrealized gain (loss)	.139	(.272)	.194	.118
Total from investment operations	.357	(.016)	.479	.191
Distributions from net investment income	(.220)	(.254)	(.286)	(.068)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.003)
Total distributions	(.247)	(.264)	(.289)	(.071)
Net asset value, end of period	$9.86	$9.75	$10.03	$9.84
Total ReturnD,E	3.68%	(.14)%	4.93%	1.97%
Ratios to Average Net AssetsF
Expenses before reductions	.69%	.65%	.65%	.82%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.60%	2.87%	2.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$111	$107	$107	$102
Portfolio turnover rateH	41%	74%	115%	87%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.193	.231	.261	.066
Net realized and unrealized gain (loss)	.130	(.271)	.193	.118
Total from investment operations	.323	(.040)	.454	.184
Distributions from net investment income	(.196)	(.230)	(.261)	(.061)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.003)
Total distributions	(.223)	(.240)	(.264)	(.064)
Net asset value, end of period	$9.85	$9.75	$10.03	$9.84
Total ReturnD,E	3.32%	(.39)%	4.68%	1.90%
Ratios to Average Net AssetsF
Expenses before reductions	.94%	.90%	.90%	1.07%G
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%G
Expenses net of all reductions	.48%	.48%	.48%	.48%G
Net investment income (loss)	1.95%	2.35%	2.62%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$110	$106	$107	$102
Portfolio turnover rateH	41%	74%	115%	87%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$433,093
Gross unrealized depreciation	(1,042,007)
Net unrealized appreciation (depreciation) on securities	$(608,914)
Tax Cost	$42,916,231

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(16,354)
Net unrealized appreciation (depreciation) on securities and other investments	$(608,914)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(16,354)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,100,845	$ 1,181,698

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $6,159,123 and $10,318,371, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

PGIM, Inc. (formerly Prudential Investment Management, Inc.) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, PGIM, Inc. has not been allocated any portion of the Fund's assets. PGIM, Inc. in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$273	$273

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$6,392.02
Class L	15.01
Class N	15.01
	$6,422

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $134 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $132,452.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 63,224
Class F	.20%	3,975
Class L	.20%	166
Class N	.45%	169

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Core Income Multi-Manager	$911,296	$1,051,177
Class F	64,687	79,916
Class L	2,440	2,746
Class N	2,156	2,473
Total	$980,579	$1,136,312
From net realized gain
Core Income Multi-Manager	$111,748	$41,928
Class F	7,918	3,241
Class L	301	109
Class N	299	108
Total	$120,266	$45,386

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Core Income Multi-Manager
Shares sold	478,896	195,744	$4,765,891	$1,919,228
Reinvestment of distributions	103,109	111,363	1,023,039	1,093,091
Shares redeemed	(847,678)	(100,878)	(8,410,141)	(990,953)
Net increase (decrease)	(265,673)	206,229	$(2,621,211)	$2,021,366
Class F
Shares sold	110,036	126,576	$1,093,294	$1,246,918
Reinvestment of distributions	7,318	8,472	72,605	83,157
Shares redeemed	(124,215)	(87,452)	(1,233,606)	(854,747)
Net increase (decrease)	(6,861)	47,596	$(67,707)	$475,328
Class L
Shares sold	–	–	$–	$–
Reinvestment of distributions	276	291	2,741	2,855
Shares redeemed	–	–	–	–
Net increase (decrease)	276	291	$2,741	$2,855
Class N
Shares sold	–	–	$–	$–
Reinvestment of distributions	248	263	2,455	2,581
Shares redeemed	–	–	–	–
Net increase (decrease)	248	263	$2,455	$2,581

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 77% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds(the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Core Income Multi-Manager	.23%
Actual		$1,000.00	$985.80	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class F	.23%
Actual		$1,000.00	$986.90	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class L	.23%
Actual		$1,000.00	$986.80	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class N	.48%
Actual		$1,000.00	$984.60	$2.36
Hypothetical-C		$1,000.00	$1,022.41	$2.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expense of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Core Income Multi-Manager Fund
Class F	04/13/17	04/12/17	$0.003
Class L	04/13/17	04/12/17	$0.003
Class N	04/13/17	04/12/17	$0.003
Core Income Multi-Manager	04/13/17	04/12/17	$0.003

A total of 16.75% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC (Pyramis)) and PGIM, Inc. (PGIM) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with FIAM on behalf of the fund to reflect the change in the sub-adviser's name from Pyramis to FIAM, noting that no other contract terms were impacted and that FIAM will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with FIAM, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with FIAM, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with FIAM is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, FIAM and PGIM (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and theiraffiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that Class F had out-performed 57% and 58% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were equal to, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with FIAM should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ACF-ANN-0417
1.941270.104

Strategic Advisers® Core Income Multi-Manager Fund Class F Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Class F	3.71%	2.61%

 A From June 19, 2012

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class F on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$11,287	Strategic Advisers® Core Income Multi-Manager Fund - Class F
$11,010	Bloomberg Barclays U.S. Aggregate Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2017, a volatile period marked by early-period concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.42% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017; returns were positive in both January and February, aided by coupon (stated interest) returns. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, with a gain of 6.42%. U.S. Treasuries, meanwhile, severely lagged spread-based sectors, returning -1.24%. Most securitized sectors managed a slightly positive return. Outside the index, riskier, non-core fixed-income segments, including high-yield debt securities (+22%), led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose about 3%, according to Bloomberg Barclays.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes posted gains of about 3% to 4%, handily outpacing the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s strong relative performance largely was fueled by manager allocations to out-of-benchmark high-yield bonds and emerging-markets (EM) debt, as these sectors sharply rebounded this period. All of the Fund's underlying managers contributed to relative performance, led by the Core Investment Grade strategy from sub-adviser FIAM®, which outperformed the Fund’s benchmark by a sizable margin. Here holdings of energy-related securities, primarily from high-yield issuers added the most value. Western Asset Core Bond Fund was another leading contributor. This fund performed well due to holdings of U.S. dollar-denominated EM debt, along with a sizable underweighting in government-agency mortgage-backed securities (MBS). This agency MBS underweighting helped fund an allocation to non-agency MBS, which substantially outperformed agency securities. PIMCO Total Return Fund provided a further boost to relative performance, benefiting from allocations to high-yield, EM debt and Treasury Inflation-Protected Securities (TIPS). During the period, I modestly increased the Fund's allocation to the FIAM Core Investment Grade strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2017

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Western Asset Core Bond Fund Class I	29.5	29.6
Metropolitan West Total Return Bond Fund Class I	23.7	24.0
PIMCO Total Return Fund Institutional Class	22.6	21.1
U.S. Treasury Obligations	8.3	5.1
Fannie Mae	3.3	4.0
Ginnie Mae	1.2	1.2
Freddie Mac	1.0	1.1
Goldman Sachs Group, Inc.	0.8	0.7
DDR Corp.	0.7	0.6
Verizon Communications, Inc.	0.6	0.6
	91.7

Asset Allocation (% of fund's net assets)

As of February 28, 2017
Corporate Bonds	8.3%
U.S. Government and U.S. Government Agency Obligations	13.8%
CMOs and Other Mortgage Related Securities	0.5%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	75.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

As of August 31, 2016
Corporate Bonds	10.7%
U.S. Government and U.S. Government Agency Obligations	11.5%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	1.6%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	74.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments February 28, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.4%
Automobiles - 0.3%
General Motors Co. 3.5% 10/2/18	$20,000	$20,458
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	20,080
3.25% 5/15/18	10,000	10,167
3.5% 7/10/19	10,000	10,281
4.25% 5/15/23	10,000	10,365
4.375% 9/25/21	55,000	57,995
		129,346
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
2.75% 12/9/20	2,000	2,035
3.7% 1/30/26	5,000	5,130
4.7% 12/9/35	3,000	3,186
		10,351
Household Durables - 0.3%
D.R. Horton, Inc. 4% 2/15/20	100,000	104,000
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	13,000	13,659
4.908% 7/23/25	16,000	16,880
NBCUniversal, Inc. 5.15% 4/30/20	100,000	109,467
Time Warner Cable, Inc.:
4% 9/1/21	118,000	122,396
5.5% 9/1/41	10,000	10,339
5.875% 11/15/40	13,000	14,099
6.55% 5/1/37	18,000	20,800
7.3% 7/1/38	17,000	21,265
8.25% 4/1/19	17,000	19,006
		347,911

TOTAL CONSUMER DISCRETIONARY		591,608

CONSUMER STAPLES - 0.3%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	20,000	20,211
3.3% 2/1/23	20,000	20,418
3.65% 2/1/26	20,000	20,292
4.7% 2/1/36	23,000	24,746
4.9% 2/1/46	26,000	28,566
		114,233
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	7,000	7,155
Tobacco - 0.0%
Reynolds American, Inc.:
2.3% 6/12/18	5,000	5,034
4% 6/12/22	3,000	3,152
5.7% 8/15/35	3,000	3,480
6.15% 9/15/43	4,000	4,861
		16,527

TOTAL CONSUMER STAPLES		137,915

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Finance Co. 7.5% 5/1/31	10,000	12,836
Anadarko Petroleum Corp.:
4.85% 3/15/21	5,000	5,375
5.55% 3/15/26	10,000	11,229
6.6% 3/15/46	10,000	12,525
Canadian Natural Resources Ltd. 5.85% 2/1/35	6,000	6,692
Chesapeake Energy Corp. 5.75% 3/15/23	5,000	4,550
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	2,000	2,011
3.3% 6/1/20	12,000	12,228
4.5% 6/1/25	3,000	3,184
5.8% 6/1/45	4,000	4,755
DCP Midstream LLC 4.75% 9/30/21 (a)	100,000	103,250
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	5,000
2.7% 4/1/19	4,000	3,970
3.875% 3/15/23	20,000	19,300
5.6% 4/1/44	10,000	9,200
El Paso Corp. 6.5% 9/15/20	20,000	22,500
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	3,000	2,976
3.9% 5/15/24 (b)	3,000	2,937
Enbridge, Inc.:
4.25% 12/1/26	4,000	4,132
5.5% 12/1/46	5,000	5,416
Petrobras Global Finance BV 5.625% 5/20/43	10,000	7,975
Petroleos Mexicanos:
3.5% 7/23/20	10,000	10,088
4.625% 9/21/23	20,000	20,040
5.375% 3/13/22 (a)	10,000	10,460
5.5% 2/4/19	15,000	15,769
6.375% 2/4/21	25,000	27,181
6.5% 6/2/41	15,000	14,511
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,000	10,191
Southwestern Energy Co.:
5.8% 1/23/20 (b)	8,000	7,920
6.7% 1/23/25 (b)	26,000	24,960
Spectra Energy Partners LP 2.95% 9/25/18	2,000	2,026
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,940
4.55% 6/24/24	38,000	38,570
Western Gas Partners LP:
4.65% 7/1/26	3,000	3,138
5.375% 6/1/21	7,000	7,597
Williams Partners LP:
4% 11/15/21	2,000	2,078
4.3% 3/4/24	8,000	8,281
		467,791
FINANCIALS - 2.8%
Banks - 1.3%
Bank of America Corp.:
3.3% 1/11/23	15,000	15,099
3.5% 4/19/26	10,000	9,920
3.875% 8/1/25	18,000	18,397
3.95% 4/21/25	27,000	27,098
4% 1/22/25	104,000	105,022
4.1% 7/24/23	5,000	5,234
4.2% 8/26/24	4,000	4,128
4.25% 10/22/26	11,000	11,211
Citigroup, Inc.:
1.85% 11/24/17	21,000	21,075
4.05% 7/30/22	4,000	4,178
4.4% 6/10/25	11,000	11,298
5.3% 5/6/44	17,000	18,431
5.5% 9/13/25	4,000	4,406
Citizens Financial Group, Inc. 4.3% 12/3/25	20,000	20,597
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,043
2.95% 10/1/26	14,000	13,394
3.875% 9/10/24	23,000	23,435
4.125% 12/15/26	17,000	17,417
4.25% 10/15/20	4,000	4,268
4.35% 8/15/21	4,000	4,288
4.625% 5/10/21	4,000	4,320
4.95% 3/25/20	4,000	4,328
Regions Financial Corp. 3.2% 2/8/21	7,000	7,133
Royal Bank of Canada 4.65% 1/27/26	9,000	9,583
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	101,215
6% 12/19/23	35,000	37,165
6.1% 6/10/23	13,000	13,799
6.125% 12/15/22	29,000	30,829
		551,311
Capital Markets - 1.1%
Affiliated Managers Group, Inc. 4.25% 2/15/24	6,000	6,178
Credit Suisse AG 6% 2/15/18	2,000	2,078
Deutsche Bank AG London Branch 2.85% 5/10/19	20,000	20,102
Goldman Sachs Group, Inc.:
2.625% 1/31/19	24,000	24,294
2.9% 7/19/18	29,000	29,439
5.75% 1/24/22	8,000	9,011
6.75% 10/1/37	190,000	238,136
IntercontinentalExchange, Inc.:
2.75% 12/1/20	4,000	4,069
3.75% 12/1/25	7,000	7,288
Lazard Group LLC 4.25% 11/14/20	8,000	8,399
Morgan Stanley:
2.375% 7/23/19	20,000	20,137
3.7% 10/23/24	18,000	18,384
3.75% 2/25/23	36,000	37,200
5% 11/24/25	13,000	14,019
		438,734
Consumer Finance - 0.1%
American Express Credit Corp. 1.875% 11/5/18	25,000	25,085
Discover Financial Services 3.95% 11/6/24	7,000	7,042
Hyundai Capital America 2.125% 10/2/17 (a)	4,000	4,010
Synchrony Financial:
1.875% 8/15/17	3,000	3,002
3% 8/15/19	4,000	4,061
3.75% 8/15/21	6,000	6,181
4.25% 8/15/24	6,000	6,210
		55,591
Diversified Financial Services - 0.0%
Brixmor Operating Partnership LP 4.125% 6/15/26	6,000	6,089
Insurance - 0.3%
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,218
Pacific LifeCorp 6% 2/10/20 (a)	4,000	4,350
Pricoa Global Funding I 5.375% 5/15/45 (b)	11,000	11,495
Prudential Financial, Inc. 4.5% 11/16/21	100,000	108,416
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	3,000	3,057
Unum Group 5.75% 8/15/42	5,000	5,644
		135,180

TOTAL FINANCIALS		1,186,905

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
WellPoint, Inc. 3.3% 1/15/23	21,000	21,173
Pharmaceuticals - 0.1%
Allergan PLC 1.875% 10/1/17	3,000	3,007
Mylan N.V.:
2.5% 6/7/19	9,000	9,002
3.15% 6/15/21	12,000	12,004
3.95% 6/15/26	9,000	8,790
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	8,000	7,703
3.15% 10/1/26	7,000	6,479
Zoetis, Inc. 3.25% 2/1/23	4,000	4,045
		51,030

TOTAL HEALTH CARE		72,203

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	5,017
3.375% 6/1/21	6,000	6,127
3.75% 2/1/22	11,000	11,352
3.875% 4/1/21	9,000	9,338
4.25% 9/15/24	9,000	9,333
		41,167
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Autodesk, Inc. 3.125% 6/15/20	16,000	16,203
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	10,000	10,506

TOTAL INFORMATION TECHNOLOGY		26,709

MATERIALS - 0.0%
Metals & Mining - 0.0%
Anglo American Capital PLC 3.625% 5/14/20 (a)	10,000	10,163
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	2,008
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,048
Camden Property Trust:
2.95% 12/15/22	4,000	3,938
4.25% 1/15/24	8,000	8,353
Corporate Office Properties LP 5% 7/1/25	5,000	5,219
DDR Corp.:
3.5% 1/15/21	140,000	142,049
3.625% 2/1/25	5,000	4,851
4.25% 2/1/26	4,000	4,015
4.75% 4/15/18	132,000	135,250
Duke Realty LP:
3.25% 6/30/26	2,000	1,951
3.625% 4/15/23	5,000	5,074
3.875% 10/15/22	8,000	8,360
Equity One, Inc. 3.75% 11/15/22	20,000	20,490
Government Properties Income Trust 3.75% 8/15/19	10,000	10,097
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	6,051
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	3,963
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	14,000	14,229
4.5% 1/15/25	3,000	3,002
4.95% 4/1/24	3,000	3,099
5.25% 1/15/26	10,000	10,471
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	1,921
5% 12/15/23	2,000	2,052
Weingarten Realty Investors 3.375% 10/15/22	2,000	2,013
WP Carey, Inc.:
4% 2/1/25	13,000	12,860
4.6% 4/1/24	20,000	20,698
		435,062
Real Estate Management & Development - 0.4%
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,088
4.1% 10/1/24	10,000	10,025
4.95% 4/15/18	11,000	11,328
CBRE Group, Inc. 4.875% 3/1/26	20,000	20,619
Digital Realty Trust LP 3.95% 7/1/22	7,000	7,288
Essex Portfolio LP 3.875% 5/1/24	7,000	7,212
Liberty Property LP:
3.25% 10/1/26	5,000	4,827
3.375% 6/15/23	25,000	25,038
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,014
3.15% 5/15/23	12,000	11,264
Mid-America Apartments LP:
4% 11/15/25	3,000	3,067
4.3% 10/15/23	2,000	2,097
Tanger Properties LP:
3.125% 9/1/26	6,000	5,721
3.75% 12/1/24	7,000	7,042
3.875% 12/1/23	4,000	4,090
Ventas Realty LP:
3.125% 6/15/23	3,000	2,954
4.125% 1/15/26	3,000	3,062
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,112
		147,848

TOTAL REAL ESTATE		582,910

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
3.6% 2/17/23	16,000	16,145
5.55% 8/15/41	48,000	49,769
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,015
6% 4/1/17	2,000	2,005
6.15% 9/15/19	2,000	2,135
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	28,888
4.5% 9/15/20	103,000	109,854
5.012% 8/21/54	84,000	81,287
		292,098
UTILITIES - 0.2%
Electric Utilities - 0.1%
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,009
Duke Energy Corp. 2.1% 6/15/18	5,000	5,024
FirstEnergy Corp.:
4.25% 3/15/23	30,000	31,282
7.375% 11/15/31	5,000	6,590
IPALCO Enterprises, Inc. 3.45% 7/15/20	17,000	17,298
		63,203
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.15% 6/15/19	3,000	2,995
2.7% 6/15/21	3,000	2,984
		5,979
Multi-Utilities - 0.1%
Dominion Resources, Inc. 3.2982% 9/30/66 (b)	6,000	4,895
Puget Energy, Inc.:
6% 9/1/21	13,000	14,552
6.5% 12/15/20	4,000	4,496
Sempra Energy 6% 10/15/39	11,000	13,511
		37,454

TOTAL UTILITIES		106,636

TOTAL NONCONVERTIBLE BONDS
(Cost $3,419,150)		3,516,105

U.S. Government and Government Agency Obligations - 8.3%
U.S. Treasury Inflation-Protected Obligations - 2.7%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$184,549	$178,920
1% 2/15/46	101,894	105,297
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/19	92,732	94,558
0.125% 4/15/20	257,740	262,568
0.375% 7/15/25	447,955	451,979
0.625% 1/15/26	71,126	72,913

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		1,166,235

U.S. Treasury Obligations - 5.6%
U.S. Treasury Bonds:
2.5% 2/15/46	205,000	185,677
2.875% 11/15/46	208,000	204,108
3% 11/15/45	66,000	66,278
U.S. Treasury Notes:
0.75% 9/30/18	645,000	641,221
1.25% 10/31/21	565,000	549,065
2% 8/15/25	129,000	125,694
2% 11/15/26	110,000	106,408
2.125% 2/29/24	255,000	253,924
2.125% 5/15/25	33,000	32,533
2.25% 1/31/24	213,000	213,907

TOTAL U.S. TREASURY OBLIGATIONS		2,378,815

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,559,770)		3,545,050

U.S. Government Agency - Mortgage Securities - 5.5%
Fannie Mae - 3.3%
3% 8/1/31 to 9/1/46	342,367	344,515
3.5% 11/1/30 to 5/1/46	444,314	458,852
4% 4/1/42 to 1/1/43	235,870	249,246
4.5% 3/1/41 to 1/1/42	71,998	77,696
5% 11/1/33 to 2/1/35	83,623	92,889
5.5% 5/1/27 to 9/1/41	153,375	170,646

TOTAL FANNIE MAE		1,393,844

Freddie Mac - 1.0%
3% 2/1/43 to 1/1/47	169,090	168,552
3.5% 4/1/43 to 8/1/43	145,975	150,417
4% 2/1/41	60,017	63,436
4.5% 3/1/41 to 4/1/41	59,335	63,981

TOTAL FREDDIE MAC		446,386

Ginnie Mae - 1.2%
3% 3/20/45	87,289	88,585
3.5% 12/20/41 to 8/20/43	200,734	209,881
4% 11/20/40	46,299	49,456
4.5% 5/20/41	54,873	59,341
5% 10/15/33	75,201	82,662

TOTAL GINNIE MAE		489,925

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,347,595)		2,330,155

Asset-Backed Securities - 0.0%
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.375% 8/27/57 (a)
(Cost $21,203)	21,229	21,208

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.1%
Nationstar HECM Loan Trust sequential payer Series 2015-2A Class A, 2.8826% 11/25/25 (a)
(Cost $24,591)	24,591	24,601

Commercial Mortgage Securities - 0.4%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	4,333	4,332
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2007-LD11 Class A4, 5.7592% 6/15/49 (b)	130,505	130,767
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9202% 7/15/44 (b)	7,120	7,177
MSCG Trust Series 2016-SNR Class A, 3.348% 11/15/34 (a)(b)	25,000	24,957
Wachovia Bank Commercial Mortgage Trust sequential payer Series 2007-C33 Class A4, 5.9654% 2/15/51 (b)	7,751	7,766
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $190,235)		174,999

Municipal Securities - 0.5%
Chicago Gen. Oblig. (Taxable Proj.) Series 2014 B, 6.314% 1/1/44	35,000	32,232
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	3,667	3,714
4.95% 6/1/23	15,000	15,320
5.1% 6/1/33	95,000	88,107
Series 2010-1, 6.63% 2/1/35	20,000	20,631
Series 2010-3:
6.725% 4/1/35	5,000	5,193
7.35% 7/1/35	5,000	5,414
Series 2010-5, 6.2% 7/1/21	5,000	5,246
Series 2011, 5.877% 3/1/19	15,000	15,833
Series 2013, 3.6% 12/1/19	5,000	4,933
TOTAL MUNICIPAL SECURITIES
(Cost $207,389)		196,623
	Shares	Value

Fixed-Income Funds - 75.8%
Intermediate-Term Bond Funds - 75.8%
Metropolitan West Total Return Bond Fund Class I	950,481	$10,065,597
PIMCO Total Return Fund Institutional Class	943,613	9,577,676
Western Asset Core Bond Fund Class I	1,007,169	12,529,184
TOTAL FIXED-INCOME FUNDS
(Cost $32,763,071)		32,172,457

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.60% (c)
(Cost $326,119)	326,054	326,119
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $42,859,123)		42,307,317
NET OTHER ASSETS (LIABILITIES) - 0.3%		139,562
NET ASSETS - 100%		$42,446,879

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $206,056 or 0.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,078
Total	$1,078

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$3,516,105	$--	$3,516,105	$--
U.S. Government and Government Agency Obligations	3,545,050	--	3,545,050	--
U.S. Government Agency - Mortgage Securities	2,330,155	--	2,330,155	--
Asset-Backed Securities	21,208	--	21,208	--
Collateralized Mortgage Obligations	24,601	--	24,601	--
Commercial Mortgage Securities	174,999	--	174,999	--
Municipal Securities	196,623	--	196,623	--
Fixed-Income Funds	32,172,457	32,172,457	--	--
Money Market Funds	326,119	326,119	--	--
Total Investments in Securities:	$42,307,317	$32,498,576	$9,808,741	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $42,533,004)	$41,981,198
Fidelity Central Funds (cost $326,119)	326,119
Total Investments (cost $42,859,123)		$42,307,317
Cash		8,308
Receivable for investments sold		119,657
Receivable for fund shares sold		96,199
Interest receivable		60,654
Distributions receivable from Fidelity Central Funds		316
Prepaid expenses		296
Receivable from investment adviser for expense reductions		1,825
Other receivables		644
Total assets		42,595,216
Liabilities
Payable for investments purchased	$55,222
Payable for fund shares redeemed	43,185
Accrued management fee	1,216
Distribution and service plan fees payable	23
Audit fees payable	42,560
Other affiliated payables	2,049
Other payables and accrued expenses	4,082
Total liabilities		148,337
Net Assets		$42,446,879
Net Assets consist of:
Paid in capital		$43,088,498
Distributions in excess of net investment income		(16,301)
Accumulated undistributed net realized gain (loss) on investments		(73,512)
Net unrealized appreciation (depreciation) on investments		(551,806)
Net Assets		$42,446,879
Core Income Multi-Manager:
Net Asset Value, offering price and redemption price per share ($39,286,740 ÷ 3,986,987 shares)		$9.85
Class F:
Net Asset Value, offering price and redemption price per share ($2,939,575 ÷ 298,226 shares)		$9.86
Class L:
Net Asset Value, offering price and redemption price per share ($110,734 ÷ 11,235 shares)		$9.86
Class N:
Net Asset Value, offering price and redemption price per share ($109,830 ÷ 11,145 shares)		$9.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Dividends:
Unaffiliated issuers		$792,764
Interest		276,283
Income from Fidelity Central Funds		1,078
Total income		1,070,125
Expenses
Management fee	$147,125
Transfer agent fees	6,422
Distribution and service plan fees	273
Accounting fees and expenses	18,326
Custodian fees and expenses	12,481
Independent trustees' fees and expenses	552
Registration fees	43,759
Audit	72,172
Legal	260
Miscellaneous	1,991
Total expenses before reductions	303,361
Expense reductions	(199,986)	103,375
Net investment income (loss)		966,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	682
Fidelity Central Funds	(36)
Realized gain distributions from underlying funds:
Unaffiliated issuers	139,313
Total net realized gain (loss)		139,959
Change in net unrealized appreciation (depreciation) on: Investment securities	492,262
Delayed delivery commitments	52
Total change in net unrealized appreciation (depreciation)		492,314
Net gain (loss)		632,273
Net increase (decrease) in net assets resulting from operations		$1,599,023

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$966,750	$1,142,961
Net realized gain (loss)	139,959	85,813
Change in net unrealized appreciation (depreciation)	492,314	(1,276,886)
Net increase (decrease) in net assets resulting from operations	1,599,023	(48,112)
Distributions to shareholders from net investment income	(980,579)	(1,136,312)
Distributions to shareholders from net realized gain	(120,266)	(45,386)
Total distributions	(1,100,845)	(1,181,698)
Share transactions - net increase (decrease)	(2,683,722)	2,502,130
Total increase (decrease) in net assets	(2,185,544)	1,272,320
Net Assets
Beginning of period	44,632,423	43,360,103
End of period	$42,446,879	$44,632,423
Other Information
Distributions in excess of net investment income end of period	$(16,301)	$(4,532)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.02	$9.84	$10.09	$10.00
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.248	.201
Net realized and unrealized gain (loss)	.130	(.262)	.184	(.222)	.151
Total from investment operations	.348	(.006)	.469	.026	.352
Distributions from net investment income	(.221)	(.254)	(.286)	(.243)	(.197)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.033)	(.065)
Total distributions	(.248)	(.264)	(.289)	(.276)	(.262)
Net asset value, end of period	$9.85	$9.75	$10.02	$9.84	$10.09
Total ReturnD,E	3.58%	(.04)%	4.83%	.29%	3.54%
Ratios to Average Net AssetsF
Expenses before reductions	.69%	.65%	.65%	.68%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.61%	2.87%	2.53%	2.84%G
Supplemental Data
Net assets, end of period (000 omitted)	$39,287	$41,445	$40,564	$42,471	$41,975
Portfolio turnover rateH	41%	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class F

Years ended February 28,	2017	2016A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$10.10	$10.19
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.245	.072
Net realized and unrealized gain (loss)	.142	(.269)	.194	(.229)	(.029)
Total from investment operations	.360	(.013)	.479	.016	.043
Distributions from net investment income	(.223)	(.257)	(.286)	(.243)	(.068)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.033)	(.065)
Total distributions	(.250)	(.267)	(.289)	(.276)	(.133)
Net asset value, end of period	$9.86	$9.75	$10.03	$9.84	$10.10
Total ReturnD,E	3.71%	(.12)%	4.94%	.19%	.43%
Ratios to Average Net AssetsF
Expenses before reductions	.67%	.63%	.63%	.75%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.61%	2.87%	2.53%	3.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,940	$2,974	$2,583	$1,396	$272
Portfolio turnover rateH	41%	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class L

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.218	.256	.285	.073
Net realized and unrealized gain (loss)	.139	(.272)	.194	.118
Total from investment operations	.357	(.016)	.479	.191
Distributions from net investment income	(.220)	(.254)	(.286)	(.068)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.003)
Total distributions	(.247)	(.264)	(.289)	(.071)
Net asset value, end of period	$9.86	$9.75	$10.03	$9.84
Total ReturnD,E	3.68%	(.14)%	4.93%	1.97%
Ratios to Average Net AssetsF
Expenses before reductions	.69%	.65%	.65%	.82%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.19%	2.60%	2.87%	2.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$111	$107	$107	$102
Portfolio turnover rateH	41%	74%	115%	87%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class N

Years ended February 28,	2017	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.193	.231	.261	.066
Net realized and unrealized gain (loss)	.130	(.271)	.193	.118
Total from investment operations	.323	(.040)	.454	.184
Distributions from net investment income	(.196)	(.230)	(.261)	(.061)
Distributions from net realized gain	(.027)	(.010)	(.003)	(.003)
Total distributions	(.223)	(.240)	(.264)	(.064)
Net asset value, end of period	$9.85	$9.75	$10.03	$9.84
Total ReturnD,E	3.32%	(.39)%	4.68%	1.90%
Ratios to Average Net AssetsF
Expenses before reductions	.94%	.90%	.90%	1.07%G
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%G
Expenses net of all reductions	.48%	.48%	.48%	.48%G
Net investment income (loss)	1.95%	2.35%	2.62%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$110	$106	$107	$102
Portfolio turnover rateH	41%	74%	115%	87%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017
(Amounts in thousands except percentages)

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$433,093
Gross unrealized depreciation	(1,042,007)
Net unrealized appreciation (depreciation) on securities	$(608,914)
Tax Cost	$42,916,231

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(16,354)
Net unrealized appreciation (depreciation) on securities and other investments	$(608,914)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(16,354)

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,100,845	$ 1,181,698

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $6,159,123 and $10,318,371, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

PGIM, Inc. (formerly Prudential Investment Management, Inc.) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, PGIM, Inc. has not been allocated any portion of the Fund's assets. PGIM, Inc. in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$273	$273

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$6,392.02
Class L	15.01
Class N	15.01
	$6,422

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $134 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2018. During the period, this waiver reduced the Fund's management fee by $132,452.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 63,224
Class F	.20%	3,975
Class L	.20%	166
Class N	.45%	169

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
From net investment income
Core Income Multi-Manager	$911,296	$1,051,177
Class F	64,687	79,916
Class L	2,440	2,746
Class N	2,156	2,473
Total	$980,579	$1,136,312
From net realized gain
Core Income Multi-Manager	$111,748	$41,928
Class F	7,918	3,241
Class L	301	109
Class N	299	108
Total	$120,266	$45,386

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year ended February 29, 2016	Year ended February 28, 2017	Year ended February 29, 2016
Core Income Multi-Manager
Shares sold	478,896	195,744	$4,765,891	$1,919,228
Reinvestment of distributions	103,109	111,363	1,023,039	1,093,091
Shares redeemed	(847,678)	(100,878)	(8,410,141)	(990,953)
Net increase (decrease)	(265,673)	206,229	$(2,621,211)	$2,021,366
Class F
Shares sold	110,036	126,576	$1,093,294	$1,246,918
Reinvestment of distributions	7,318	8,472	72,605	83,157
Shares redeemed	(124,215)	(87,452)	(1,233,606)	(854,747)
Net increase (decrease)	(6,861)	47,596	$(67,707)	$475,328
Class L
Shares sold	–	–	$–	$–
Reinvestment of distributions	276	291	2,741	2,855
Shares redeemed	–	–	–	–
Net increase (decrease)	276	291	$2,741	$2,855
Class N
Shares sold	–	–	$–	$–
Reinvestment of distributions	248	263	2,455	2,581
Shares redeemed	–	–	–	–
Net increase (decrease)	248	263	$2,455	$2,581

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 77% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Amy Butte (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds(the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Core Income Multi-Manager	.23%
Actual		$1,000.00	$985.80	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class F	.23%
Actual		$1,000.00	$986.90	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class L	.23%
Actual		$1,000.00	$986.80	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class N	.48%
Actual		$1,000.00	$984.60	$2.36
Hypothetical-C		$1,000.00	$1,022.41	$2.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expense of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Core Income Multi-Manager Fund
Class F	04/13/17	04/12/17	$0.003
Class L	04/13/17	04/12/17	$0.003
Class N	04/13/17	04/12/17	$0.003
Core Income Multi-Manager	04/13/17	04/12/17	$0.003

A total of 16.75% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC (Pyramis)) and PGIM, Inc. (PGIM) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2016 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with FIAM on behalf of the fund to reflect the change in the sub-adviser's name from Pyramis to FIAM, noting that no other contract terms were impacted and that FIAM will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with FIAM, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with FIAM, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with FIAM is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, FIAM and PGIM (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and theiraffiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2015, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one- and three-year periods ended December 31, 2015. The Board also noted that Class F had out-performed 57% and 58% of its peers for the one- and three-year periods, respectively, ended December 31, 2015. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2017 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were equal to, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with FIAM should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Proxy Voting Results

A special meeting of shareholders was held on October 17, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Peter C. Aldrich
Affirmative	80,345,400,272.38	97.367
Withheld	2,172,700,318.89	2.633
TOTAL	82,518,100,591.27	100.000
Amy Butte Liebowitz
Affirmative	80,349,798,079.05	97.372
Withheld	2,168,302,512.22	2.628
TOTAL	82,518,100,591.27	100.000
Ralph F. Cox
Affirmative	80,185,900,067.22	97.174
Withheld	2,332,200,524.05	2.826
TOTAL	82,518,100,591.27	100.000
Mary C. Farrell
Affirmative	80,442,189,509.02	97.484
Withheld	2,075,911,082.25	2.516
TOTAL	82,518,100,591.27	100.000
Bruce T. Herring
Affirmative	80,450,867,609.22	97.495
Withheld	2,067,232,982.05	2.505
TOTAL	82,518,100,591.27	100.000
Karen Kaplan
Affirmative	80,281,077,426.19	97.289
Withheld	2,237,023,165.08	2.711
TOTAL	82,518,100,591.27	100.000
Robert A. Lawrence
Affirmative	80,483,442,135.49	97.534
Withheld	2,034,658,455.78	2.466
TOTAL	82,518,100,591.27	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ACF-F-ANN-0417
1.951464.104

Item 2.

Code of Ethics

As of the end of the period, February 28, 2017, Fidelity Rutland Square Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz  is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Adviser Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund (the “Funds”):

Services Billed by PwC

February 28, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$49,000	$-	$4,200	$8,500
Strategic Advisers Core Income Multi-Manager Fund	$45,000	$-	$4,700	$7,700
Strategic Advisers Emerging Markets Fund	$24,000	$-	$1,800	$4,000
Strategic Advisers Emerging Markets Fund of Funds	$23,000	$-	$2,400	$3,800
Strategic Advisers Income Opportunities Fund	$24,000	$-	$1,500	$4,000
Strategic Advisers Income Opportunities Fund of Funds	$23,000	$-	$2,400	$3,800
Strategic Advisers International Fund	$46,000	$-	$4,500	$8,200
Strategic Advisers International Multi-Manager Fund	$42,000	$-	$4,700	$7,300
Strategic Advisers International II Fund	$46,000	$-	$4,500	$8,100
Strategic Advisers Small-Mid Cap Fund	$46,000	$-	$4,600	$8,100
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$42,000	$-	$5,100	$7,300

February 29, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$67,000	$-	$4,200	$6,100
Strategic Advisers Core Income Multi-Manager Fund	$47,000	$-	$3,500	$3,800
Strategic Advisers Emerging Markets Fund	$29,000	$-	$1,800	$5,400
Strategic Advisers Emerging Markets Fund of Funds	$25,000	$-	$1,700	$3,300
Strategic Advisers Income Opportunities Fund	$29,000	$-	$1,500	$5,500
Strategic Advisers Income Opportunities Fund of Funds	$25,000	$-	$1,700	$3,300
Strategic Advisers International Fund	$51,000	$-	$4,500	$11,800
Strategic Advisers International Multi-Manager Fund	$44,000	$-	$3,500	$3,700
Strategic Advisers International II Fund	$49,000	$-	$4,500	$4,800
Strategic Advisers Small-Mid Cap Fund	$53,000	$-	$4,200	$7,600
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$44,000	$-	$3,500	$3,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2017A	February 29, 2016A,B
Audit-Related Fees	$5,985,000	$5,470,000
Tax Fees	$105,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Reflects current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2017 A	February 29, 2016 A,B
PwC	$8,080,000	$6,190,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (“Non-Covered Service”) are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 27, 2017